The information in this preliminary prospectus supplement is not complete and may be changed. These securities described may not be sold nor may offers to buy be accepted prior to the time a final prospectus supplement is delivered. This preliminary prospectus supplement is not an offer to sell these securities and it is not a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

                                                  Filed pursuant to Rule 424B5
                                                  Registration No. 333-125593

                  SUBJECT TO COMPLETION DATED NOVEMBER 8, 2005

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED JUNE 7, 2005)

                          $1,804,858,000 (APPROXIMATE)
                     MORGAN STANLEY CAPITAL I TRUST 2005-HQ7
                                    AS ISSUER

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                        LASALLE BANK NATIONAL ASSOCIATION
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                      UNION CENTRAL MORTGAGE FUNDING, INC.
                            AS MORTGAGE LOAN SELLERS

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ7

                                 ---------------

     The depositor is offering selected classes of its Series 2005-HQ7
Commercial Mortgage Pass-Through Certificates, which represent beneficial ownership interests in a trust. The trust's assets will primarily be 279 mortgage loans secured by first mortgage liens on commercial, manufactured housing community and multifamily properties. The Series 2005-HQ7 Certificates are not obligations of the depositor, the sellers of the mortgage loans or any of their affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

                                 ---------------

     Investing in the certificates offered to you involves risks. See "Risk
Factors" beginning on page S-31 of this prospectus supplement and page 9 of the prospectus.
                                 ---------------

           Characteristics of the certificates offered to you include:

                                      APPROXIMATE
                                        INITIAL   PASS-THROUGH
               APPROXIMATE INITIAL   PASS-THROUGH     RATE         RATINGS
    CLASS    CERTIFICATE BALANCE (1)     RATE     DESCRIPTION   (MOODY'S/S&P)
------------ ----------------------- ------------ ------------ --------------
Class A-1          $125,000,000%               (2)          Aaa/AAA
Class A-1A         $217,220,000%               (2)          Aaa/AAA
Class A-2          $205,100,000%               (2)          Aaa/AAA
Class A-AB         $100,000,000%               (2)          Aaa/AAA
Class A-3          $725,941,000%               (2)          Aaa/AAA
Class A-M          $196,180,000%               (2)          Aaa/AAA
Class A-J          $139,779,000%               (2)          Aaa/AAA
Class B            $ 14,713,000%               (2)          Aa1/AA+
Class C            $ 26,975,000%               (2)          Aa2/AA
Class D            $ 17,166,000%               (2)          Aa3/AA-
Class E            $ 17,166,000%               (2)           A1/A+
Class F            $ 19,618,000%               (2)           A2/A

-----------
(1) The certificate balances are approximate and on the closing date may vary by up to 5%.

(2) The Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3, Class A-M,
Class A-J, Class B, Class C, Class D, Class E and Class F Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or
(iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero.

                                 ---------------

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved the certificates offered to you or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

     Morgan Stanley & Co. Incorporated will act as co-lead manager and sole bookrunner with respect to the offered certificates. LaSalle Financial Services,
Inc. will act as co-lead manager with respect to the offered certificates.
Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc., Greenwich
Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated,
the underwriters, will purchase the certificates offered to you from the depositor and will offer them to the public at negotiated prices determined at the time of sale. The underwriters expect to deliver the certificates to
purchasers on or about November   , 2005. The depositor expects to receive from
this offering approximately $        , plus accrued interest from the cut-off
date, before deducting expenses payable by the depositor.

                                 ---------------

MORGAN STANLEY                                  LASALLE FINANCIAL SERVICES, INC.

MERRILL LYNCH & CO.                                        RBS GREENWICH CAPITAL

                                November   , 2005

                         MORGAN STANLEY CAPITAL I INC.

         Commercial Mortgage Pass-Through Certificates, Series 2005-HQ7
                      Geographic Overview of Mortgage Pool

                                  [MAP OMITTED]

NEW YORK             GEORGIA            COLORADO               MINNESOTA
12 properties        17 properties      8 properties           3 properties
$191,776,388         $83,375,534        $29,885,822            $14,287,815
9.8% of total        4.2% of total      1.5% of total          0.7% of total

NEW HAMPSHIRE        FLORIDA            ARIZONA                IOWA
2 properties         25 properties      15 properties          1 property
$4,828,083           $140,702,416       $55,092,219            $3,732,994
0.2% of total        7.2% of total      2.8% of total          0.2% of total

MASSACHUSETTS        ALABAMA            SOUTHERN CALIFORNIA    WISCONSIN
1 property           4 properties       44 properties          9 properties
$2,495,075           $9,496,302         $320,652,390           $45,658,472
0.1% of total        0.5% of total      16.3% of total         2.3% of total

CONNECTICUT          TENNESSEE          NORTHERN CALIFORNIA    ILLINOIS
7 properties         10 properties      8 properties           16 properties
$44,716,014          $36,494,077        $129,993,651           $51,675,096
2.3% of total        1.9% of total      6.6% of total          2.6% of total

NEW JERSEY           LOUISIANA          NEVADA                 MICHIGAN
5 properties         6 properties       10 properties          13 properties
$84,292,783          $8,809,797         $50,036,538            $58,417,228
4.3% of total        0.4% of total      2.6% of total          3.0% of total

MARYLAND             MISSISSIPPI        OREGON                 INDIANA
6 properties         2 properties       6 properties           12 properties
$27,785,717          $11,363,670        $46,259,378            $49,389,324
1.4% of total        0.6% of total      2.4% of total          2.5% of total

VIRGINIA             ARKANSAS           WASHINGTON             OHIO
7 properties         2 properties       4 properties           9 properties
$79,068,799          $10,377,226        $45,386,144            $23,632,905
4.0% of total        0.5% of total      2.3% of total          1.2% of total

DELAWARE             TEXAS              IDAHO                  PENNSYLVANIA
2 properties         10 properties      1 property             12 properties
$33,241,627          $39,141,460        $4,063,334             $46,084,160
1.7% of total        2.0% of total      0.2% of total          2.3% of total

KENTUCKY             OKLAHOMA           UTAH
2 properties         1 property         1 property
$4,214,122           $3,450,000         $2,394,439
0.2% of total        0.2% of total      0.1% of total

NORTH CAROLINA       KANSAS             NEBRASKA
12 properties        3 properties       4 properties
$47,734,003          $7,930,204         $28,577,204
2.4% of total        0.4% of total      1.5% of total

SOUTH CAROLINA       NEW MEXICO         MISSOURI
10 properties        1 property         5 properties
$37,333,376          $3,537,980         $44,418,491
1.9% of total        0.2% of total      2.3% of total

---------------------------------------------
[  ]  <1.0% of Cut-Off Date Balance

[  ]  1.0% - 5.0% of Cut-Off Date Balance

[  ]  5.1% - 10.0% of Cut-Off Daate Balance

[  ]  >10.0% of Cut-Off Date Balance
---------------------------------------------

                                              [photo omitted]
                                              Hilltop Mall, Richmond, CA

[photo omitted]                               [photo omitted]
261 Fifth Avenue, New York, NY                Quakerbridge Plaza,
                                              Hamilton, NJ

[photo omitted]                               [photo omitted]
Crown Ridge at Fair Oaks, Fairfax, VA         Maitland Promenade, Maitland, FL

[photo omitted]                               [photo omitted]
The Center at Rancho Niguel I,                U-Store-It Portfolio
Laguna Niguel, CA                             115 Amsdell Road,
                                              Merritt Island, FL

[photo omitted]                               [photo omitted]
Wilshire Park Place, Los Angeles, CA          5455 Wilshire Boulevard,
                                              Los Angeles, CA

Hilton Christiana Hotel, Newark DE

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

          Information about the certificates offered to you is contained in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the certificates offered to you; and (b) this prospectus supplement, which describes the specific terms of the certificates offered to you.

          You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. The depositor has not authorized anyone to provide you with information that is different from that contained in this prospectus supplement and the prospectus.

                                   ----------

          This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

          The Series 2005-HQ7 Certificates are not obligations of the depositor or any of its affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

          In this prospectus supplement, the terms "depositor," "we" and "us"
refer to Morgan Stanley Capital I Inc.

                                   ----------

          We will not list the certificates offered to you on any national securities exchange or any automated quotation system of any registered securities association such as NASDAQ.

                                   ----------

          Until ninety days after the date of this prospectus supplement, all dealers that buy, sell or trade the certificates offered by this prospectus supplement, whether or not participating in this offering, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the dealers' obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                    NOTICE TO RESIDENTS OF THE UNITED KINGDOM

          The certificates referred to in this prospectus supplement constitute instruments creating or acknowledging indebtedness within the meaning of Article
77(1) of the Financial Services and Markets Act 2000 (Regulated Activities)
Order 2001 (as amended) and accordingly constitute debt instruments for the purposes of Article 5 of the Financial Services and Markets Act 2000 (Collective
Investment Schemes) Order 2001 (as amended). The certificates may not be offered or sold to persons in the United Kingdom except to persons who are authorized and regulated by the financial services authority in the United Kingdom or to persons who have professional experience in matters of investment within the meaning of Articles 19 or 49(2) of the Financial Services and Markets Act 2000
(Financial Promotion) Order 2005 (as amended) (the "Order"). This prospectus supplement and any other communication in connection with the offering and issuance of the certificates is intended for and directed at and may only be issued or passed to a person authorized and regulated by the financial services authority or to a person of a kind described in either Article 19 or Article
49(2) of the order or a person to whom this prospectus supplement or any other such communication may otherwise lawfully be issued or passed on (all such persons together being referred to as "Relevant Persons"). This communication must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this communication relates is available only to Relevant Persons and will be engaged in only with Relevant
Persons.

                                       S-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       S-4

                                TABLE OF CONTENTS

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS

APPENDIX I - Mortgage Pool Information (Tables), Loan Group 1 (Tables)
   and Loan Group 2 (Tables)............................................     I-1
APPENDIX II - Certain Characteristics of the Mortgage Loans.............    II-1
APPENDIX III - Certain Characteristics of the Mortgage Loans in Loan
   Group 2..............................................................   III-1

                                       S-5

--------------------------------------------------------------------------------

                                EXECUTIVE SUMMARY

          This Executive Summary highlights selected information regarding the certificates. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THIS OFFERING
AND THE UNDERLYING MORTGAGE LOANS, YOU SHOULD READ THIS ENTIRE PROSPECTUS
SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY.

                              CERTIFICATE STRUCTURE

------------------------------------------------------------------------------------------------------------------------
                                APPROXIMATE        APPROXIMATE                   APPROXIMATE
APPROXIMATE                 INITIAL CERTIFICATE      INITIAL                      PERCENT OF      WEIGHTED    PRINCIPAL
  CREDIT                         BALANCE OR       PASS-THROUGH      RATINGS          TOTAL        AVERAGE      WINDOW
  SUPPORT        CLASS        NOTIONAL AMOUNT         RATE       (MOODY'S/S&P)   CERTIFICATES   LIFE (YRS.)    (MONTHS)
------------------------------------------------------------------------------------------------------------------------

30.000%       CLASS A-1        $  125,000,000           %           Aaa/AAA          6.37%          3.33       1 - 64
30.000%       CLASS A-1A       $  217,220,000           %           Aaa/AAA         11.07%          9.01       1 - 118
30.000%       CLASS A-2        $  205,100,000           %           Aaa/AAA         10.45%          6.73       78 - 83
30.000%       CLASS A-AB       $  100,000,000           %           Aaa/AAA          5.10%          7.13      64 - 108
30.000%       CLASS A-3        $  725,941,000           %           Aaa/AAA         37.00%          9.67      108 - 118
20.000%       CLASS A-M        $  196,180,000           %           Aaa/AAA         10.00%          9.86      118 - 119
12.875%       CLASS A-J        $  139,779,000           %           Aaa/AAA          7.13%          9.87      119 - 119
12.125%       CLASS B          $   14,713,000           %           Aa1/AA+          0.75%          9.87      119 - 119
10.750%       CLASS C          $   26,975,000           %            Aa2/AA          1.38%          9.87      119 - 119
 9.875%       CLASS D          $   17,166,000           %           Aa3/AA-          0.88%          9.87      119 - 119
 9.000%       CLASS E          $   17,166,000           %            A1/A+           0.88%          9.87      119 - 119
 8.000%       CLASS F          $   19,618,000           %             A2/A           1.00%          9.87      119 - 119
 7.000%       CLASS G          $   19,618,000           %            A3/A-           1.00%          9.94      119 - 120
 5.625%       CLASS H          $   26,974,000           %          Baa1/BBB+         1.37%          9.96      120 - 120
 4.625%       CLASS J          $   19,618,000           %           Baa2/BBB         1.00%          9.96      120 - 120
 3.625%       CLASS K          $   19,618,000           %          Baa3/BBB-         1.00%          9.96      120 - 120
______        CLASSES L-S      $   71,116,251       ________       ________         ______        ________    ________
______        CLASS X          $1,961,802,251           %           Aaa/AAA         ______        ________    ________
------------------------------------------------------------------------------------------------------------------------

o    The notional amount of the Class X Certificates initially will be
     $1,961,802,251. The Class X Certificates are not offered pursuant to the prospectus and this prospectus supplement. Any information provided in this prospectus supplement regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.

o    The percentages indicated under the column "Approximate Credit Support"
     with respect to the Class A-1, Class A-1A, Class A-2, Class A-AB and Class
     A-3 Certificates represent the approximate credit support for the Class
     A-1, Class A-1A, Class A-2, Class A-AB and Class A-3 Certificates in the
     aggregate.

o    The initial certificate balance on the closing date may vary by up to 5%.

o    The Class X and the Class G, Class H, Class J, Class K, Class L, Class M,
     Class N, Class O, Class P, Class Q and Class S Certificates are not offered pursuant to this prospectus supplement.

o    For purposes of making distributions to the Class A-1, Class A-1A, Class
     A-2, Class A-AB and Class A-3 Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2.

o    Loan group 1 will consist of 233 mortgage loans, representing approximately
     88.9% of the initial outstanding pool balance. Loan group 2 will consist of
     46 mortgage loans, representing approximately 11.1% of the initial outstanding pool balance, and approximately 78.0% of the principal balance of all the mortgage loans secured by multifamily, manufactured housing community and mixed use properties.

o    So long as funds are sufficient on any distribution date to make distributions of all interest on that distribution date to the Class A-1,
     Class A-1A, Class A-2, Class A-AB, Class A-3 and Class X Certificates,
     interest distributions on the Class A-1, Class A-2, Class A-AB and Class
     A-3 Certificates will be based upon amounts available relating to mortgage loans in loan group 1, interest distributions on the Class A-1A
     Certificates will be based upon amounts available relating to mortgage loans in loan group 2 and interest distributions on the Class X
     Certificates will be based upon amounts available relating to all the mortgage loans in the mortgage pool. However, if on any distribution date, funds are insufficient to make distributions of all interest on that distribution date to the Class A-1, Class A-1A, Class A-2, Class A-AB,
     Class A-3 and Class X Certificates, available funds will be allocated among all these classes pro rata in accordance with their interest entitlements for that distribution date, without regard to loan group.

o    Generally, the Class A-1, Class A-2, Class A-AB and Class A-3 Certificates
     will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 2 until the certificate principal balance of the Class
     A-3 Certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the Class
     A-M through Class S Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-1A, Class A-2, Class A-AB and
     Class A-3 Certificates, pro rata.

--------------------------------------------------------------------------------

                                      S-6

--------------------------------------------------------------------------------

o    The Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3, Class A-M,
     Class A-J, Class B, Class C, Class D, Class E and Class F Certificates
     will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero.

o    The principal window is expressed in months following the closing date and reflects the period during which distributions of principal would be received under the assumptions set forth in the following sentence. The
     Weighted Average Life and principal window figures set forth above are based on the following assumptions, among others: (i) no losses on the underlying mortgage loans; (ii) no extensions of maturity dates of mortgage loans that do not have "anticipated repayment dates"; (iii) payment in full on the anticipated repayment date or stated maturity date of each mortgage loan having an anticipated repayment date or stated maturity date; and (iv)
     a 0% CPR. See the assumptions set forth under "Yield, Prepayment and
     Maturity Considerations" in this prospectus supplement and under
     "Structuring Assumptions" in the "Glossary of Terms."

o    Each Class S Certificate is an investment unit consisting of a REMIC regular interest and beneficial ownership of certain excess interest in respect of mortgage loans having anticipated repayment dates.

o    The Class R-I, R-II and R-III Certificates also represent ownership interests in the trust. These certificates are not represented in this table and are not offered pursuant to this prospectus supplement.

--------
           Offered certificates.
--------
--------
           Certificates not offered pursuant to this prospectus supplement.
--------

--------------------------------------------------------------------------------

                                      S-7

--------------------------------------------------------------------------------

                        SUMMARY OF PROSPECTUS SUPPLEMENT

          This summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING
OF THE OFFERED CERTIFICATES, YOU SHOULD READ THIS ENTIRE DOCUMENT AND THE
ACCOMPANYING PROSPECTUS CAREFULLY.

                                 WHAT YOU WILL OWN

GENERAL.......................   Your certificates (along with the privately
                                 offered certificates) will represent beneficial
                                 interests in a trust created by us on the
                                 closing date. All payments to you will come
                                 only from the amounts received in connection
                                 with the assets of the trust. The trust's
                                 assets will primarily be 279 mortgage loans
                                 secured by first mortgage liens on 328
                                 commercial, manufactured housing community and
                                 multifamily properties.

TITLE OF CERTIFICATES.........   Commercial Mortgage Pass-Through Certificates,
                                 Series 2005-HQ7.

MORTGAGE POOL.................   The mortgage pool consists of 279 mortgage
                                 loans with an aggregate principal balance of
                                 all mortgage loans as of the cut-off date, of
                                 approximately $1,961,802,252, which may vary on
                                 the closing date by up to 5%. Each mortgage
                                 loan requires scheduled payments of principal
                                 and/or interest to be made monthly. For
                                 purposes of those mortgage loans that have a
                                 due date on a date other than the first of the
                                 month, we have assumed that those mortgage
                                 loans are due on the first of the month for
                                 purposes of determining their cut-off dates and
                                 cut-off date balances.

                                 As of the cut-off date, the balances of the
                                 mortgage loans in the mortgage pool ranged from
                                 approximately $497,855 to approximately
                                 $141,000,000 and the mortgage loans had an
                                 approximate average balance of $7,031,549.

                                 For purposes of calculating distributions on
                                 certain classes of certificates, the mortgage
                                 loans in the mortgage pool backing the offered
                                 certificates will be divided into a loan group
                                 1 and a loan group 2.

                                 Loan group 1 will consist of all of the
                                 mortgage loans that are secured by property
                                 types other than forty-one (41) mortgage loans
                                 that are secured by multifamily properties, two
                                 (2) mortgage loans that are secured by mixed
                                 use properties and three (3) mortgage loans
                                 that are secured by manufactured housing
                                 community properties. Loan group 1 will consist
                                 of 233 mortgage loans, with an initial
                                 outstanding loan group 1 balance of
                                 $1,744,581,390, which may vary up to 5%. Loan
                                 group 1 represents approximately 88.9% of the
                                 initial outstanding pool balance.

                                 Loan group 2 will consist of forty-one (41) of
                                 the mortgage loans that are secured by
                                 multifamily properties, two (2) mortgage loans
                                 that are secured by mixed use properties, and
                                 three (3) mortgage loans that are secured by
                                 manufactured housing community properties and
                                 have an initial outstanding loan group 2
                                 balance of $217,220,861. Loan group 2
                                 represents approximately 11.1% of the initial
                                 outstanding pool balance and approximately
                                 78.0% of the principal balance of all the
                                 mortgage loans secured by multifamily,
                                 manufactured housing community and mixed use
                                 properties.

--------------------------------------------------------------------------------

                                      S-8

--------------------------------------------------------------------------------

                                 As of the cut-off date, the balances of the
                                 mortgage loans in loan group 1 ranged from
                                 approximately $497,855 to approximately
                                 $141,000,000 and the mortgage loans in loan
                                 group 1 had an approximate average balance of
                                 $7,487,474. As of the cut-off date, the
                                 balances of the mortgage loans in loan group 2
                                 ranged from approximately $1,100,000 to
                                 approximately $23,800,000 and the mortgage
                                 loans in loan group 2 had an approximate
                                 average balance of $4,722,193.

                           RELEVANT PARTIES AND DATES

ISSUER........................   Morgan Stanley Capital I Trust 2005-HQ7.

DEPOSITOR.....................   Morgan Stanley Capital I Inc.

MASTER SERVICER...............   Wells Fargo Bank, National Association.

SPECIAL SERVICER..............   ARCap Servicing, Inc.

PRIMARY SERVICER..............   Principal Global Investors, LLC will act as
                                 primary servicer with respect to those mortgage
                                 loans sold to the trust by Principal Commercial
                                 Funding, LLC. Union Central Mortgage Funding,
                                 Inc. will act as primary servicer with respect
                                 to those mortgage loans sold to the trust by
                                 Union Central Mortgage Funding, Inc. In
                                 addition, Wells Fargo Bank, National
                                 Association will act as primary servicer with
                                 respect to those mortgage loans sold to the
                                 trust by Morgan Stanley Mortgage Capital Inc.
                                 and LaSalle Bank National Association.

TRUSTEE.......................   U.S. Bank, National Association.

PAYING AGENT..................   LaSalle Bank National Association, which will
                                 also act as the certificate registrar. See
                                 "Description of the Offered Certificates--The
                                 Paying Agent, Certificate Registrar and
                                 Authenticating Agent" in this prospectus
                                 supplement.

OPERATING ADVISER.............   The holders of certificates representing more
                                 than 50% of the aggregate certificate balance
                                 of the most subordinate class of certificates,
                                 outstanding at any time of determination, or,
                                 if the certificate balance of that class of
                                 certificates is less than 25% of the initial
                                 certificate balance of that class, the next
                                 most subordinate class of certificates, may
                                 appoint a representative to act as operating
                                 adviser for the purposes described in this
                                 prospectus supplement. The initial operating
                                 adviser will be ARCap REIT, Inc.

MORTGAGE LOAN SELLERS.........   Morgan Stanley Mortgage Capital Inc., as to 121
                                 mortgage loans (which include 106 mortgage
                                 loans in loan group 1 and 15 mortgage loans in
                                 loan group 2), representing 55.0% of the
                                 initial outstanding pool balance (and
                                 representing 56.6% of the initial outstanding
                                 loan group 1 balance and 41.5% of the initial
                                 outstanding loan group 2 balance).

                                 LaSalle Bank National Association, as to 135
                                 mortgage loans (which include 104 mortgage
                                 loans in loan group 1 and 31 mortgage loans in
                                 loan group 2), representing 37.6% of the
                                 initial outstanding pool balance (and
                                 representing 35.0% of the initial outstanding
                                 loan group 1 balance and 58.5% of the initial
                                 outstanding loan group 2 balance).

--------------------------------------------------------------------------------

                                      S-9

--------------------------------------------------------------------------------

                                 Principal Commercial Funding, LLC., as to 10
                                 mortgage loans (all of which are in loan group
                                 1), representing 6.2% of the initial
                                 outstanding pool balance (and representing 7.0%
                                 of the initial outstanding loan group 1
                                 balance).

                                 Union Central Mortgage Funding, Inc., as to 13
                                 mortgage loans (all of which are in loan group
                                 1), representing 1.2% of the initial
                                 outstanding pool balance (and representing 1.4%
                                 of the initial outstanding loan group 1
                                 balance).

UNDERWRITERS..................   Morgan Stanley & Co. Incorporated, LaSalle
                                 Financial Services, Inc., Greenwich Capital
                                 Markets, Inc. and Merrill Lynch, Pierce, Fenner
                                 & Smith Incorporated.

CUT-OFF DATE..................   November 1, 2005, or with respect to any
                                 mortgage loan originated in November 2005 that
                                 has its first scheduled payment date in January
                                 2006, the date of origination. For purposes of
                                 the information contained in this prospectus
                                 supplement (including the appendices to this
                                 prospectus supplement), scheduled payments due
                                 in November 2005 with respect to mortgage loans
                                 not having payment dates on the first day of
                                 each month have been deemed received on
                                 November 1, 2005, not the actual day on which
                                 the scheduled payments were due.

CLOSING DATE..................   On or about November ___, 2005.

DISTRIBUTION DATE.............   The 14th day of each month, or, if the 14th day
                                 is not a business day, the business day
                                 immediately following the 14th day, commencing
                                 in December 2005.

RECORD DATE...................   With respect to each distribution date, the
                                 close of business on the last business day of
                                 the preceding calendar month.

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                                      S-10

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EXPECTED FINAL DISTRIBUTION
DATES.........................   Class A-1        March 14, 2011
                                 Class A-1A   September 14, 2015
                                 Class A-2      October 14, 2012
                                 Class A-AB    November 14, 2014
                                 Class A-3    September 14, 2015
                                 Class A-M      October 14, 2015
                                 Class A-J      October 14, 2015
                                 Class B        October 14, 2015
                                 Class C        October 14, 2015
                                 Class D        October 14, 2015
                                 Class E        October 14, 2015
                                 Class F        October 14, 2015

                                 The Expected Final Distribution Date for each
                                 class of certificates is the date on which that
                                 class is expected to be paid in full, assuming
                                 no delinquencies, losses, modifications,
                                 extensions of maturity dates, repurchases or
                                 prepayments of the mortgage loans after the
                                 initial issuance of the certificates. Any
                                 mortgage loans with anticipated repayment dates
                                 are assumed to repay in full on those dates.

RATED FINAL DISTRIBUTION
DATE..........................   As to each class of certificates, the
                                 distribution date in November 2042.

                              OFFERED CERTIFICATES

GENERAL.......................   We are offering the following twelve (12)
                                 classes of our Series 2005-HQ7 Commercial
                                 Mortgage Pass-Through Certificates:

                                 o    Class A-l

                                 o    Class A-1A

                                 o    Class A-2

                                 o    Class A-AB

                                 o    Class A-3

                                 o    Class A-M

                                 o    Class A-J

                                 o    Class B

                                 o    Class C

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                                      S-11

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                                 o    Class D

                                 o    Class E

                                 o    Class F

                                 The entire series will consist of a total of
                                 twenty-seven (27) classes, the following
                                 fifteen (15) of which are not being offered by
                                 this prospectus supplement and the accompanying
                                 prospectus: Class X, Class G, Class H, Class J,
                                 Class K, Class L, Class M, Class N, Class O,
                                 Class P, Class Q, Class S, Class R-I, Class
                                 R-II and Class R-III.

CERTIFICATE BALANCE...........   Your certificates will have the approximate
                                 aggregate initial certificate balance presented
                                 in the chart below and this balance below may
                                 vary by up to 5% on the closing date:

                                 Class A-1    $125,000,000 Certificate Balance
                                 Class A-1A   $217,220,000 Certificate Balance
                                 Class A-2    $205,100,000 Certificate Balance
                                 Class A-AB   $100,000,000 Certificate Balance
                                 Class A-3    $725,941,000 Certificate Balance
                                 Class A-M    $196,180,000 Certificate Balance
                                 Class A-J    $139,779,000 Certificate Balance
                                 Class B      $ 14,713,000 Certificate Balance
                                 Class C      $ 26,975,000 Certificate Balance
                                 Class D      $ 17,166,000 Certificate Balance
                                 Class E      $ 17,166,000 Certificate Balance
                                 Class F      $ 19,618,000 Certificate Balance

                                 The certificate balance at any time is the
                                 maximum amount of principal distributable to a
                                 class and is subject to adjustment on each
                                 distribution date to reflect any reductions
                                 resulting from distributions of principal to
                                 that class or any allocations of losses to the
                                 certificate balance of that class.

                                 The Class X Certificates, which are private
                                 certificates, will not have certificate
                                 balances; this class of certificates will
                                 instead represent the right to receive
                                 distributions of interest accrued as described
                                 in this prospectus supplement on a notional
                                 amount. The notional amount of the Class X
                                 Certificates will be equal to the aggregate of
                                 the certificate balances of the classes of
                                 certificates (other than the Class X, Class
                                 R-I, Class R-II and Class R-III Certificates)
                                 outstanding from time to time. Any information
                                 provided in this prospectus supplement
                                 regarding the characteristics of the Class X
                                 Certificates Certificates, which are not

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                                      S-12

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                                 offered pursuant to this prospectus supplement,
                                 is provided only to enhance your understanding
                                 of the offered certificates.

                                 Accordingly, the notional amount of the Class X
                                 Certificates will be reduced on each
                                 distribution date by any distributions of
                                 principal actually made on, and any losses
                                 actually allocated to the certificate balance
                                 of, any class of certificates (other than the
                                 Class X, Class R-I, Class R-II and Class R-III
                                 Certificates) outstanding from time to time.

PASS-THROUGH RATES............   Your certificates will accrue interest at an
                                 annual rate called a pass-through rate. The
                                 following table lists the initial pass-through
                                 rates for each class of offered certificates:

                                 Class A-1%
                                 Class A-1A   %
                                 Class A-2%
                                 Class A-AB   %
                                 Class A-3%
                                 Class A-M    %
                                 Class A-J    %
                                 Class B      %
                                 Class C      %
                                 Class D      %
                                 Class E      %
                                 Class F      %

                                 Interest on your certificates will be
                                 calculated on the basis of a 360-day year
                                 consisting of twelve 30-day months, also
                                 referred to in this prospectus supplement as a
                                 30/360 basis.

                                 The Class A-1, Class A-1A, Class A-2, Class
                                 A-AB, Class A-3, Class A-M, Class A-J, Class B,
                                 Class C, Class D, Class E and Class F
                                 Certificates will, at all times, accrue
                                 interest at a per annum rate equal to (i) a
                                 fixed rate, (ii) a fixed rate subject to a cap
                                 equal to the weighted average net mortgage rate
                                 or (iii) a rate equal to the weighted average
                                 net mortgage rate less a specified percentage,
                                 which percentage may be zero.

                                 The weighted average net mortgage rate for a
                                 particular distribution date is a weighted
                                 average of the interest rates on the mortgage
                                 loans minus a weighted average annual
                                 administrative cost rate, which includes the
                                 master servicing fee rate, any excess servicing
                                 fee rate, the primary servicing fee rate, and
                                 the trustee fee rate. The relevant weighting is
                                 based upon the respective principal balances of
                                 the

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                                      S-13

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                                 mortgage loans as in effect immediately prior
                                 to the relevant distribution date. For purposes
                                 of calculating the weighted average net
                                 mortgage rate, the mortgage loan interest rates
                                 will not reflect any default interest rate. The
                                 mortgage loan interest rates will also be
                                 determined without regard to any loan term
                                 modifications agreed to by the special servicer
                                 or resulting from any borrower's bankruptcy or
                                 insolvency. In addition, for purposes of
                                 calculating the weighted average net mortgage
                                 rate, if a mortgage loan does not accrue
                                 interest on a 30/360 basis, its interest rate
                                 for any month will, in general, be deemed to be
                                 the rate per annum that, when calculated on a
                                 30/360 basis, will produce the amount of
                                 interest that actually accrues on that mortgage
                                 loan in that month.

                                 The pass-through rate applicable to the Class X
                                 Certificates for the initial distribution date
                                 will equal approximately _________ % per annum.

                                 The pass-through rate applicable to the Class X
                                 Certificates for each distribution date
                                 subsequent to the initial distribution date
                                 will equal the weighted average of the
                                 respective strip rates (the "Class X Strip
                                 Rates") at which interest accrues from time to
                                 time on the respective components of the total
                                 notional amount of the Class X Certificates
                                 outstanding immediately prior to the related
                                 distribution date (weighted on the basis of the
                                 respective balances of those components
                                 outstanding immediately prior to that
                                 distribution date). Each of those components
                                 will equal the certificate balance of one of
                                 the classes of the Principal Balance
                                 Certificates. The applicable Class X Strip Rate
                                 with respect to each component for each
                                 distribution date will equal the excess, if
                                 any, of (a) the weighted average net mortgage
                                 rate for the distribution date, over (b) the
                                 pass-through rate for the distribution date for
                                 the related class of Principal Balance
                                 Certificates. Under no circumstances will any
                                 Class X Strip Rate be less than zero.

                                 The Class G, Class H, Class J and Class K
                                 Certificates will, at all times, accrue
                                 interest at a per annum rate equal to (i) a
                                 fixed rate, (ii) a fixed rate subject to a cap
                                 equal to the weighted average net mortgage rate
                                 or (iii) a rate equal to the weighted average
                                 net mortgage rate less a specified percentage,
                                 which percentage may be zero. The pass-through
                                 rate applicable to the Class L, Class M, Class
                                 N, Class O, Class P, Class Q and Class S
                                 Certificates will, at all times, be a per annum
                                 rate equal to the lesser of __________ % and
                                 the weighted average net mortgage rate.

DISTRIBUTIONS

     A. AMOUNT AND ORDER
           OF DISTRIBUTIONS...   On each distribution date, funds available for
                                 distribution from the mortgage loans, net of
                                 excess interest, excess liquidation proceeds
                                 and specified trust expenses, including all
                                 servicing fees, trustee fees and related
                                 compensation, will be distributed in the
                                 following amounts and priority:

                                      Step l/Class A Senior and Class X: To
                                 interest, concurrently,

                                 o    on Classes A-1, A-2, A-AB and A-3 from the
                                      portion of the available distribution
                                      amount for that distribution date that is
                                      attributable to the mortgage loans in loan
                                      group 1, pro rata;

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                                      S-14

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                                 o    on Class A-1A, from the portion of the
                                      available distribution amount for that
                                      distribution date that is attributable to
                                      the mortgage loans in loan group 2; and

                                 o    on Class X, from the available
                                      distribution amount, in each case in
                                      accordance with their entitlement;

                                 provided, however, that if the portion of the
                                 available distribution amount attributable to
                                 either loan group is insufficient to pay in
                                 full the total amount of interest to be
                                 distributed with respect to any of the Class A
                                 Senior or Class X Certificates on the
                                 distribution date as described above, the
                                 available distribution amount will be allocated
                                 among all those classes pro rata in proportion
                                 to the respective amounts of interest payable
                                 thereon for that distribution date, without
                                 regard to loan group.

                                      Step 2/Class A Senior: To the extent of
                                 amounts then required to be distributed as
                                 principal, concurrently,

                                 (a) to Class A-AB, Class A-1, Class A-2, and
                                 Class A-3,

                                 o    first, to the Class A-AB Certificates,
                                      from the portion of those amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of those amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A Certificates have been made
                                      on that distribution date, until those
                                      Certificates are reduced to their Planned
                                      Principal Balance,

                                 o    second, to the Class A-1 Certificates,
                                      from the portion of those amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of those amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A and Class A-AB (in respect
                                      of its Planned Principal Balance)
                                      Certificates have been made on that
                                      distribution date, until the Class A-1
                                      Certificates are reduced to zero,

                                 o    third, to the Class A-2 Certificates, from
                                      the portion of those amounts attributable
                                      to loan group 1 and, after the principal
                                      balance of the Class A-1A Certificates has
                                      been reduced to zero, the portion of those
                                      amounts attributable to loan group 2
                                      remaining after payments to the Class
                                      A-1A, Class A-AB (in respect of its
                                      Planned Principal Balance) and Class A-1
                                      Certificates have been made on that
                                      distribution date, until the Class A-2
                                      Certificates are reduced to zero,

                                 o    fourth, to the Class A-AB Certificates,
                                      from the portion of those amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of those amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A, Class A-AB (in respect of
                                      its Planned Principal Balance), Class A-1
                                      and Class A-2 Certificates have been made
                                      on that distribution date, until the Class
                                      A-AB Certificates are reduced to zero; and

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                                      S-15

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                                 o    fifth, to the Class A-3 Certificates, from
                                      the portion of those amounts attributable
                                      to loan group 1 and, after the principal
                                      balance of the Class A-1A Certificates has
                                      been reduced to zero, the portion of those
                                      amounts attributable to loan group 2
                                      remaining after payments to the Class
                                      A-1A, Class A-AB, Class A-1 and Class A-2
                                      Certificates have been made on that
                                      distribution date, until the Class A-3
                                      Certificates are reduced to zero.

                                 (b) to Class A-1A, from the portion of those
                                 amounts attributable to loan group 2 and, after
                                 the principal balance of the Class A-3
                                 Certificates has been reduced to zero, the
                                 portion of those amounts attributable to loan
                                 group 1 remaining after payments to the Class
                                 A-AB, Class A-1, Class A-2 and Class A-3
                                 Certificates have been made on that
                                 distribution date, until its principal balance
                                 is reduced to zero.

                                 If the principal amount of each class of
                                 certificates other than Classes A-1, A-1A, A-2,
                                 A-AB and A-3 has been reduced to zero as a
                                 result of losses on the mortgage loans or the
                                 aggregate appraisal reduction in effect is
                                 greater than or equal to the aggregate
                                 principal amount of those certificates, then
                                 principal will be distributed to Classes A-1,
                                 A-1A, A-2, A-AB and A-3, pro rata.

                                      Step 3/Class A Senior and Class X: To
                                 reimburse Classes A-1, A-1A, A-2, A-AB and A-3
                                 and, in respect of interest only, Class X, pro
                                 rata, for any previously unreimbursed losses on
                                 the mortgage loans that were previously borne
                                 by those classes, together with interest at the
                                 applicable pass-through rate.

                                      Step 4/Class A-M: To Class A-M as follows:
                                 (a) to interest on Class A-M in the amount of
                                 its interest entitlement; (b) to the extent of
                                 amounts required to be distributed as
                                 principal, to principal on Class A-M in the
                                 amount of its principal entitlement until its
                                 principal balance is reduced to zero; and (c)
                                 to reimburse Class A-M for any previously
                                 unreimbursed losses on the mortgage loans that
                                 were previously borne by that class, together
                                 with interest at the applicable pass-through
                                 rate.

                                      Step 5/Class A-J: To Class A-J in a manner
                                 analogous to the Class A-M allocations of Step
                                 4.

                                      Step 6/Class B: To Class B in a manner
                                 analogous to the Class A-M allocations of Step
                                 4.

                                      Step 7/Class C: To Class C in a manner
                                 analogous to the Class A-M allocations of Step
                                 4.

                                      Step 8/Class D: To Class D in a manner
                                 analogous to the Class A-M allocations of Step
                                 4.

                                      Step 9/Class E: To Class E in a manner
                                 analogous to the Class A-M allocations of Step
                                 4.

                                      Step 10/Class F: To Class F in a manner
                                 analogous to the Class A-M allocation of Step
                                 4.

                                      Step 11/Subordinate Private Certificates:
                                 To these certificates in the amounts and order
                                 of priority described in this prospectus
                                 supplement.

                                 Each certificateholder will receive its share
                                 of distributions on its class of certificates
                                 on a pro rata basis with all other holders of
                                 certificates of

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                                      S-16

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                                 the same class. See "Description of the Offered
                                 Certificates-Distributions" in this prospectus
                                 supplement.

     B.   INTEREST AND
             PRINCIPAL
             ENTITLEMENTS.....   A description of the interest entitlement
                                 payable to each Class can be found in
                                 "Description of the Offered
                                 Certificates--Distributions" in this prospectus
                                 supplement. As described in that section, there
                                 are circumstances relating to the timing of
                                 prepayments in which your interest entitlement
                                 for a distribution date could be less than one
                                 full month's interest at the pass-through rate
                                 on your certificate's principal balance. In
                                 addition, the right of the master servicer, the
                                 special servicer and the trustee to
                                 reimbursement for payment of nonrecoverable
                                 advances will be prior to your right to receive
                                 distributions of principal or interest.

                                 With respect to the four (4) mortgage loans
                                 that were originated in November 2005 and have
                                 their first due date in January 2006, the
                                 depositor has agreed to deposit $133,036 into
                                 the certificate account on the closing date,
                                 which amount represents one month's interest on
                                 the initial principal balance of those mortgage
                                 loans, and which amount will be distributable
                                 to certificateholders on the first distribution
                                 date in December 2005.

                                 The Class X Certificates will not be entitled
                                 to principal distributions. The amount of
                                 principal required to be distributed on the
                                 classes entitled to principal on a particular
                                 distribution date will, in general, be equal
                                 to:

                                 o    the principal portion of all scheduled
                                      payments, other than balloon payments, to
                                      the extent received or advanced by the
                                      master servicer or other party (in
                                      accordance with the Pooling and Servicing
                                      Agreement) during the related collection
                                      period;

                                 o    all principal prepayments and the
                                      principal portion of balloon payments
                                      received during the related collection
                                      period;

                                 o    the principal portion of other collections
                                      on the mortgage loans received during the
                                      related collection period, such as
                                      liquidation proceeds, condemnation
                                      proceeds, insurance proceeds and income on
                                      "real estate owned"; and

                                 o    the principal portion of proceeds of
                                      mortgage loan repurchases received during
                                      the related collection period,

                                 subject, however, to the adjustments described
                                 in this prospectus supplement. See the
                                 definition of "Principal Distribution Amount"
                                 in the "Glossary of Terms."

     C.   PREPAYMENT
             PREMIUMS/YIELD
             MAINTENANCE
             CHARGES..........   The manner in which any prepayment premiums and
                                 yield maintenance charges received during a
                                 particular collection period will be allocated
                                 to the Class X Certificates, on the one hand,
                                 and the classes of certificates entitled to
                                 principal, on the other hand, is described in
                                 "Description of the Offered
                                 Certificates--Distributions" in this prospectus
                                 supplement.

SUBORDINATION

     A.   GENERAL.............   The chart below describes the manner in which
                                 the rights of various

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                                      S-17

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                                 classes will be senior to the rights of other
                                 classes. Entitlement to receive principal and
                                 interest (other than excess liquidation
                                 proceeds and certain excess interest in
                                 connection with any mortgage loan having an
                                 anticipated repayment date) on any distribution
                                 date is depicted in descending order. The
                                 manner in which mortgage loan losses (including
                                 interest losses other than losses with respect
                                 to certain excess interest in connection with
                                 any mortgage loan having an anticipated
                                 repayment date) are allocated is depicted in
                                 ascending order.

                                             -----------------------
                                             Class A-l, Class A-1A*,
                                             Class A-2, Class A-AB,
                                             Class A-3 and Class X**
                                             -----------------------
                                                    Class A-M
                                             -----------------------
                                                    Class A-J
                                             -----------------------
                                                     Class B
                                             -----------------------
                                                     Class C
                                             -----------------------
                                                     Class D
                                             -----------------------
                                                     Class E
                                             -----------------------
                                                     Class F
                                             -----------------------
                                                   Classes G-S
                                             -----------------------

                                 NO OTHER FORM OF CREDIT ENHANCEMENT WILL BE
                                 AVAILABLE TO YOU AS A HOLDER OF OFFERED
                                 CERTIFICATES.

                                 *The Class A-1A Certificates have a priority to
                                 entitlement to principal payments received in
                                 respect of mortgage loans included in loan
                                 group 2. The Class A-1, Class A-2, Class A-AB
                                 and Class A-3 Certificates have a priority
                                 entitlement to principal payments received in
                                 respect of mortgage loans included in loan
                                 group 1. See "Description of the Offered
                                 Certificates--Distributions" in this prospectus
                                 supplement.

                                 **Interest only certificates. No principal
                                 payments or realized loan losses in respect of
                                 principal will be allocated to the Class X

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                                      S-18

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                                 Certificates. However, any loan losses will
                                 reduce the notional amount of the Class X
                                 Certificates.

                                 The Class A-AB Certificates have priority with
                                 respect to receiving distributions of principal
                                 from the portion of those amounts attributable
                                 to loan group 1 and, after the principal
                                 balance of the Class A-1A Certificates has been
                                 reduced to zero, the portion of those amounts
                                 attributable to loan group 2, to reduce its
                                 Certificate Balance to the Planned Principal
                                 Balance, as described in this prospectus
                                 supplement.

     B.   SHORTFALLS IN
             AVAILABLE FUNDS..   Shortfalls in available funds will reduce
                                 amounts available for distribution and will be
                                 allocated in the same manner as mortgage loan
                                 losses. Among the causes of these shortfalls
                                 are the following:

                                 o    shortfalls resulting from compensation
                                      which the special servicer is entitled to
                                      receive;

                                 o    shortfalls resulting from interest on
                                      advances made by the master servicer or
                                      the trustee, to the extent not covered by
                                      default interest and late payment charges
                                      paid by the borrower; and

                                 o    shortfalls resulting from a reduction of a
                                      mortgage loan's interest rate by a
                                      bankruptcy court or from other
                                      unanticipated, extraordinary or
                                      default-related expenses of the trust.

                                 Shortfalls in mortgage loan interest as a
                                 result of the timing of voluntary and
                                 involuntary prepayments (net of certain amounts
                                 required to be used by the master servicer to
                                 offset those shortfalls) will be allocated to
                                 each class of certificates, pro rata, in
                                 accordance with their respective interest
                                 entitlements as described in this prospectus
                                 supplement.

                       INFORMATION ABOUT THE MORTGAGE POOL

CHARACTERISTICS OF THE MORTGAGE POOL

     A.   GENERAL.............   All numerical information in this prospectus
                                 supplement concerning the mortgage loans is
                                 approximate. All weighted average information
                                 regarding the mortgage loans reflects the
                                 weighting of the mortgage loans based upon
                                 their outstanding principal balances as of the
                                 cut-off date. With respect to mortgage loans
                                 not having due dates on the first day of each
                                 month, scheduled payments due in November 2005
                                 have been deemed received on November 1, 2005.

     B.   PRINCIPAL BALANCES..   The trust's primary assets will be 279 mortgage
                                 loans (which include 233 mortgage loans in loan
                                 group 1 and 46 mortgage loans in group 2) with
                                 an aggregate principal balance as of the
                                 cut-off date of approximately $1,961,802,252
                                 (which includes $1,744,581,390 in loan group 1
                                 and $217,220,861 in loan group 2). It is
                                 possible that the aggregate mortgage loan
                                 balance, the initial outstanding loan group 1
                                 balance and the initial outstanding loan group
                                 2 balance will vary by up to 5% on the closing
                                 date. As of the cut-off date, the principal
                                 balance of the mortgage loans in the mortgage
                                 pool ranged from approximately $497,855 to
                                 approximately $141,000,000 (and the balances of
                                 the mortgage loans ranged from approximately
                                 $497,855 to approximately $141,000,000 in loan
                                 group 1 and from approximately $1,100,000 to
                                 approximately $23,800,000 in loan group 2) and
                                 the mortgage loans had an approximate average
                                 balance of $7,031,549 (and an

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                                      S-19

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                                 approximate average balance of $7,487,474 in
                                 loan group 1 and $4,722,193 in loan group 2).

     C.   FEE SIMPLE/
             LEASEHOLD........   Three hundred twenty-two (322) mortgaged
                                 properties, securing mortgage loans
                                 representing 97.8% of the initial outstanding
                                 pool balance (which include two hundred
                                 seventy-six (276) mortgaged properties in loan
                                 group 1, representing 97.5% of the initial
                                 outstanding loan group 1 balance, and forty-six
                                 (46) mortgaged properties in loan group 2,
                                 representing 100% of the initial outstanding
                                 loan group 2 balance), are subject to a first
                                 mortgage lien on a fee simple estate in those
                                 mortgaged properties.

                                 Two (2) mortgaged properties, securing mortgage
                                 loans representing 0.6% of the initial
                                 outstanding pool balance (and representing 0.7%
                                 of the initial outstanding loan group 1
                                 balance), are subject to a first mortgage lien
                                 on a fee interest in a portion of those
                                 mortgaged properties and a leasehold interest
                                 in the remaining portion of those mortgaged
                                 properties.

                                 Four (4) mortgaged properties, securing
                                 mortgage loans representing 1.6% of the initial
                                 outstanding pool balance (and representing 1.7%
                                 of the initial outstanding loan group 1
                                 balance), are subject to a first mortgage lien
                                 on a leasehold interest in those mortgaged
                                 properties.

     D.   PROPERTY TYPES......   The following table shows how the mortgage
                                 loans are secured by collateral which is
                                 distributed among different types of
                                 properties.

                                                                             Number of
                                                   Percentage of Initial     Mortgaged
                                 Property Type   Outstanding Pool Balance   Properties
                                 -------------   ------------------------   ----------

                                 Retail                    31.9%                104
                                 Office                    30.4%                 48
                                 Multifamily               11.6%                 51
                                 Hospitality               10.5%                 27
                                 Self Storage               8.2%                 62
                                 Industrial                 4.2%                 21
                                 Mixed Use                  1.3%                  5
                                 Manufactured
                                    Housing
                                    Community               1.3%                  9
                                 Other                      0.7%                  1

                                 For information regarding the types of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement.

     E.   PROPERTY LOCATION...   The number of mortgaged properties, and the
                                 approximate percentage of the aggregate
                                 principal balance of the mortgage loans secured
                                 by mortgaged properties located in the
                                 geographic areas with the highest
                                 concentrations of mortgaged properties, are as
                                 described in the table below:

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                                      S-20

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                                                                                Number of
                                                      Percentage of Initial     Mortgaged
                                 Geographic Areas   Outstanding Pool Balance   Properties
                                 ----------------   ------------------------   ----------

                                 California                   23.0%                52
                                    Southern                  16.3%                44
                                    Northern                   6.6%                 8
                                 New York                      9.8%                12
                                 Florida                       7.2%                25

                                 The remaining mortgaged properties are located
                                 throughout 37 states. None of these property
                                 locations has a concentration of mortgaged
                                 properties that represents security for more
                                 than 5.0% of the aggregate principal balance of
                                 the mortgage loans, as of the cut-off date.
                                 Northern California includes areas with zip
                                 codes above 93600 and Southern California
                                 includes areas with zip codes of 93600 and
                                 below.

                                 For information regarding the location of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement.

     F.   OTHER MORTGAGE
             LOAN FEATURES....   As of the cut-off date, the mortgage loans had
                                 the following characteristics:

                                 o    No scheduled payment of principal and
                                      interest on any mortgage loan was thirty
                                      days or more past due, and no mortgage
                                      loan had been thirty days or more
                                      delinquent in the past year.

                                 o    Twenty-nine (29) groups of mortgage loans
                                      were made to the same borrower or to
                                      borrowers that are affiliated with one
                                      another through partial or complete direct
                                      or indirect common ownership (which
                                      include twenty-five (25) groups of
                                      mortgage loans in loan group 1 and four
                                      (4) groups of mortgage loans in loan group
                                      2). Of these twenty-nine (29) groups, the
                                      3 largest groups represent 6.4%, 3.8% and
                                      3.5%, respectively, of the initial
                                      outstanding pool balance. See Appendix II
                                      attached to this prospectus supplement.
                                      The related borrower concentrations of the
                                      3 largest groups in loan group 1 represent
                                      7.1%, 4.3% and 3.9%, respectively, of the
                                      initial outstanding loan group 1 balance,
                                      and the 2 groups in loan group 2 represent
                                      7.6%, 5.2% and 2.2%, respectively, of the
                                      initial outstanding loan group 2 balance.

                                 o    Forty-five (45) mortgaged properties,
                                      securing mortgage loans representing 8.4%
                                      of the initial outstanding pool balance
                                      (and representing 9.4% of the initial
                                      outstanding loan group 1 balance), are
                                      each 100% leased to a single tenant.

                                 o    All of the mortgage loans bear interest at
                                      fixed rates.

                                 o    Fixed periodic payments on the mortgage
                                      loans are generally determined assuming
                                      interest is calculated on a 30/360 basis,
                                      but interest actually accrues and is
                                      applied on certain mortgage loans on an
                                      actual/360 basis. Accordingly, there will
                                      be less amortization of the principal
                                      balance during the term of these

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                                      S-21

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                                      mortgage loans, resulting in a higher
                                      final payment on these mortgage loans.

                                 o    No mortgage loan permits negative
                                      amortization or the deferral of accrued
                                      interest (except excess interest that
                                      would accrue in the case of any mortgage
                                      loan having an anticipated repayment date
                                      after the applicable anticipated repayment
                                      date for the related mortgage loan).

     G.   BALLOON LOANS/ARD
             LOANS............   As of the cut-off date, the mortgage loans had
                                 the following additional characteristics:

                                 o    Two hundred sixty-seven (267) mortgage
                                      loans, representing 98.7% of the initial
                                      outstanding pool balance, are "balloon
                                      loans" (which include two hundred
                                      twenty-two (222) mortgage loans in loan
                                      group 1, representing 98.6% of the initial
                                      outstanding loan group 1 balance, and
                                      forty-five (45) mortgage loans in loan
                                      group 2, representing 99.5% of the initial
                                      outstanding loan group 2 balance). Three
                                      (3) of these mortgage loans, representing
                                      0.7% of the initial outstanding pool
                                      balance, are ARD Loans (and representing
                                      0.8% of the initial outstanding loan group
                                      1 balance). For purposes of this
                                      prospectus supplement, we consider a
                                      mortgage loan to be a "balloon loan" if
                                      its principal balance is not scheduled to
                                      be fully or substantially amortized by the
                                      loan's stated maturity date or anticipated
                                      repayment date, as applicable.

                                 o    The remaining twelve (12) mortgage loans,
                                      representing 1.3% of the initial
                                      outstanding pool balance (which include
                                      eleven (11) mortgage loans in loan group
                                      1, representing 1.4% of the initial
                                      outstanding loan group 1 balance, and one
                                      (1) mortgage loan in loan group 2,
                                      representing 0.5% of the initial
                                      outstanding loan group 2 balance), are
                                      fully amortizing and are expected to have
                                      less than 5% of the original principal
                                      balance outstanding as of their related
                                      stated maturity dates.

     H.   INTEREST ONLY
             LOANS............   As of the cut-off date, the mortgage loans had
                                 the following additional characteristics:

                                 o    Sixty-five (65) mortgage loans,
                                      representing 31.9% of the initial
                                      outstanding pool balance (which include
                                      fifty-one (51) mortgage loans in loan
                                      group 1, representing 30.6% of the initial
                                      outstanding loan group 1 balance, and
                                      fourteen (14) mortgage loans in loan group
                                      2, representing 42.4% of the initial
                                      outstanding loan group 2 balance), provide
                                      for monthly payments of interest only for
                                      a portion of their respective terms,
                                      ranging from 12 months to 60 months, and
                                      then provide for the monthly payment of
                                      principal and interest over their
                                      respective remaining terms.

                                 o    Seven (7) mortgage loans, representing
                                      16.3% of the initial outstanding pool
                                      balance (which include five (5) mortgage
                                      loans in loan group 1, representing 17.9%
                                      of the initial outstanding loan group 1
                                      balance, and two (2) mortgage loans in
                                      loan group 2, representing 3.8% of the
                                      initial outstanding loan group 2 balance),
                                      provide for monthly payments of interest
                                      only for their entire respective terms.

                                 o    One (1) mortgage loan, representing 0.1%
                                      of the initial outstanding pool balance
                                      (and representing 0.1% of the initial
                                      outstanding loan group 1 balance),
                                      provides for the monthly payment of
                                      principal

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                                      S-22

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                                    and interest for the first 108 months of its
                                    term and then provides for monthly payments
                                    of interest only until maturity.

     I. PREPAYMENT/DEFEASANCE
           PROVISIONS.........   As of the cut-off date, all of the mortgage
                                 loans restricted voluntary principal
                                 prepayments as follows:

                                 o    Two hundred thirty-one (231) mortgage
                                      loans, representing 84.8% of the initial
                                      outstanding pool balance (which include
                                      one hundred eighty-seven (187) mortgage
                                      loans in loan group 1, representing 83.2%
                                      of the initial outstanding loan group 1
                                      balance, and forty-four (44) mortgage
                                      loans in loan group 2, representing 97.8%
                                      of the initial outstanding loan group 2
                                      balance), prohibit voluntary principal
                                      prepayments for a period ending on a date
                                      determined by the related mortgage note
                                      (which may be the maturity date), which
                                      period is referred to in this prospectus
                                      supplement as a lock-out period, but
                                      permit the related borrower, after an
                                      initial period of at least two years
                                      following the date of issuance of the
                                      certificates, to defease the loan by
                                      pledging direct, non-callable United
                                      States Treasury obligations and obtaining
                                      the release of the mortgaged property from
                                      the lien of the mortgage.

                                 o    Thirty-one (31) mortgage loans,
                                      representing 11.4% of the initial
                                      outstanding pool balance (which include
                                      twenty-nine (29) mortgage loans in loan
                                      group 1, representing 12.5% of the initial
                                      outstanding loan group 1 balance, and two
                                      (2) mortgage loans in loan group 2,
                                      representing 2.2% of the initial
                                      outstanding loan group 2 balance),
                                      prohibit voluntary principal prepayments
                                      during a lock-out period, and following
                                      the lock-out period provide for a
                                      prepayment premium or yield maintenance
                                      charge calculated on the basis of the
                                      greater of a yield maintenance formula or
                                      1% of the amount prepaid.

                                 o    Fourteen (14) mortgage loans, representing
                                      2.0% of the initial outstanding pool
                                      balance (and representing 2.3% of the
                                      initial outstanding loan group 1 balance),
                                      have no lock-out period and permit
                                      voluntary principal prepayments at any
                                      time if accompanied by a prepayment
                                      premium or yield maintenance charge
                                      calculated on the basis of the greater of
                                      a yield maintenance formula or 1% of the
                                      amount prepaid.

                                 o    One (1) mortgage loan, representing 0.9%
                                      of the initial outstanding pool balance
                                      (and representing 1.0% of the initial
                                      outstanding loan group 1 balance), has no
                                      lock-out period and permits voluntary
                                      principal prepayments at any time if
                                      accompanied by a prepayment premium or
                                      yield maintenance charge calculated on the
                                      basis of the yield maintenance formula.

                                 o    One (1) mortgage loan, representing 0.5%
                                      of the initial outstanding pool balance
                                      (and representing 0.5% of the initial
                                      outstanding loan group 1 balance),
                                      prohibits voluntary principal prepayments
                                      during a lock-out period, and following
                                      the lock-out period provides for a
                                      prepayment premium or yield maintenance
                                      charge calculated on the basis of the
                                      yield maintenance formula.

                                 o    One (1) mortgage loan, representing 0.4%
                                      of the initial outstanding pool balance
                                      (and representing 0.5% of the initial
                                      outstanding loan group 1 balance),
                                      prohibits voluntary principal prepayments
                                      during

--------------------------------------------------------------------------------

                                      S-23

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                                      a lock-out period, and following the
                                      lock-out period is freely payable with no
                                      prepayment penalties.

                                 With respect to the prepayment and defeasance
                                 provisions set forth above, certain of the
                                 mortgage loans also include provisions
                                 described below:

                                 o    Four (4) mortgage loans, representing 5.8%
                                      of the initial outstanding pool balance
                                      (and representing 6.5% of the initial
                                      outstanding loan group 1 balance), are
                                      secured by multiple mortgaged properties
                                      and permit the release of any of the
                                      mortgaged properties from the lien of the
                                      mortgage upon defeasance of an amount
                                      equal to 125% of the allocated amount of
                                      the mortgaged property being released.

                                 See Appendix II attached to this prospectus
                                 supplement for specific yield maintenance
                                 provisions with respect to the prepayment and
                                 defeasance provisions set forth above.

                                 In addition to the prepayment and defeasance
                                 provisions described above, certain of the
                                 mortgage loans provide that the related
                                 borrower may obtain the release of one property
                                 in a multi-property loan by substituting a new
                                 property that meets certain requirements set
                                 forth in the mortgage loan documents, including
                                 that it has a fair market value no less than
                                 the greater of the fair market value of the
                                 replaced property at origination or immediately
                                 prior to the substitution and the debt service
                                 coverage ratio after giving effect to the
                                 substitution is at least equal to the debt
                                 service coverage ratio immediately prior to the
                                 substitution. One (1) of the mortgage loans,
                                 representing 4.1% of the initial outstanding
                                 pool balance (and representing 4.6% of the
                                 intial outstanding loan group 1 balance),
                                 provides for substitution.

     J.   MORTGAGE LOAN RANGES
             AND WEIGHTED
             AVERAGES.........   As of the cut-off date, the mortgage loans had
                                 the following additional characteristics:

          I.   MORTGAGE
               INTEREST RATES    Mortgage interest rates ranging from 4.750% per
                                 annum to 6.340% per annum (and ranging from
                                 4.750% per annum to 6.340% per annum for loan
                                 group 1 and from 4.910% per annum to 6.100% per
                                 annum for loan group 2), and a weighted average
                                 mortgage interest rate of 5.244% per annum (and
                                 5.235% per annum for loan group 1 and 5.315%
                                 per annum for loan group 2);

          II.  REMAINING TERMS   Remaining terms to scheduled maturity ranging
                                 from 55 months to 240 months (and ranging from
                                 57 months to 240 months for loan group 1 and
                                 from 55 months to 120 months for loan group 2),
                                 and a weighted average remaining term to
                                 scheduled maturity of 114 months (and weighted
                                 average remaining term to scheduled maturity of
                                 114 months for loan group 1 and 115 months for
                                 loan group 2);

          III. REMAINING
               AMORTIZATION
               TERMS             Remaining amortization terms (excluding loans
                                 which provide for interest only payments for
                                 the entire loan term) ranging from 119 months
                                 to 360 months (and ranging from 176 months to
                                 360 months for loan group 1 and from 119 months
                                 to 360 months for loan group 2), and a weighted
                                 average remaining amortization term of 348
                                 months (and 347 months for loan group 1 and 354
                                 months for loan group 2);

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                                      S-24

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          IV.  LOAN-TO-VALUE
               RATIOS            Loan-to-value ratios ranging from 27.8% to
                                 86.3% (and ranging from 35.7% to 86.3% for loan
                                 group 1 and from 27.8% to 80.0% for loan group
                                 2), and a weighted average loan-to-value ratio,
                                 calculated as described in this prospectus
                                 supplement, of 71.8% (and 71.3% for loan group
                                 1 and 75.9% for loan group 2);

          V.   DEBT SERVICE
               COVERAGE RATIOS   Debt service coverage ratios, determined
                                 according to the methodology presented in this
                                 prospectus supplement, ranging from 1.10x to
                                 2.61x (and ranging from 1.10x to 2.53x for loan
                                 group 1 and from 1.19x to 2.61x for loan group
                                 2) and a weighted average debt service coverage
                                 ratio, calculated as described in this
                                 prospectus supplement, of 1.55x (and 1.56x for
                                 loan group 1 and 1.46x for loan group 2); and

          VI.  DEBT SERVICE
               COVERAGE RATIOS
               (AFTER IO
               PERIOD)           Debt service coverage ratios (after IO Period),
                                 determined according to the methodology
                                 presented in this prospectus supplement,
                                 ranging from 1.10x to 2.61x (and ranging from
                                 1.10x to 2.53x for loan group 1 and from 1.14x
                                 to 2.61x for loan group 2), and a weighted
                                 average debt service coverage ratio, calculated
                                 as described in this prospectus supplement, of
                                 1.45x (and 1.46x for loan group 1 and 1.32x for
                                 loan group 2).

ADVANCES

     A.   PRINCIPAL AND
             INTEREST
             ADVANCES.........   Subject to a recoverability determination
                                 described in this prospectus supplement, the
                                 master servicer is required to advance
                                 delinquent monthly mortgage loan payments for
                                 the mortgage loans that are part of the trust.
                                 The master servicer will not be required to
                                 advance any additional interest accrued as a
                                 result of the imposition of any default rate or
                                 any rate increase after an anticipated
                                 repayment date. The master servicer also is not
                                 required to advance prepayment or yield
                                 maintenance premiums, excess interest or
                                 balloon payments. With respect to any balloon
                                 payment, the master servicer will instead be
                                 required to advance an amount equal to the
                                 scheduled payment that would have been due if
                                 the related balloon payment had not become due.
                                 If a P&I Advance is made, the master servicer
                                 will defer rather than advance its master
                                 servicing fee, the excess servicing fee and the
                                 primary servicing fee, but will advance the
                                 trustee fee.

                                 For an REO Property, the advance will equal the
                                 scheduled payment that would have been due if
                                 the predecessor mortgage loan had remained
                                 outstanding and continued to amortize in
                                 accordance with its amortization schedule in
                                 effect immediately before the REO Property was
                                 acquired.

     B.   SERVICING ADVANCES..   Subject to a recoverability determination
                                 described in this prospectus supplement, the
                                 master servicer, the special servicer and the
                                 trustee may also make servicing advances to pay
                                 delinquent real estate taxes, insurance
                                 premiums and similar expenses necessary to
                                 maintain and protect the mortgaged property, to
                                 maintain the lien on the mortgaged property or
                                 to enforce the mortgage loan documents.

     C.   INTEREST ON
             ADVANCES.........   All advances made by the master servicer, the
                                 special servicer or the trustee will accrue
                                 interest at a rate equal to the "prime rate" as
                                 reported in The Wall Street Journal.

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                                      S-25

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     D.   BACK-UP ADVANCES....   Pursuant to the requirements of the Pooling and
                                 Servicing Agreement, if the master servicer
                                 fails to make a required advance, the trustee
                                 will be required to make the advance, subject
                                 to the same limitations, and with the same
                                 rights of the master servicer.

     E.   RECOVERABILITY......   None of the master servicer, the special
                                 servicer or the trustee will be obligated to
                                 make any advance if it or the special servicer
                                 reasonably determines that the advance would
                                 not be recoverable in accordance with the
                                 servicing standard or in the case of the
                                 trustee, in accordance with its business
                                 judgment and the trustee may rely on any such
                                 determination made by the master servicer or
                                 the special servicer.

     F.   ADVANCES DURING AN
             APPRAISAL
             REDUCTION EVENT..   The occurrence of certain adverse events
                                 affecting a mortgage loan will require the
                                 special servicer to obtain a new appraisal or
                                 other valuation of the related mortgaged
                                 property. In general, if the principal amount
                                 of the mortgage loan plus all other amounts due
                                 under the mortgage loan and interest on
                                 advances made with respect to the mortgage loan
                                 exceeds 90% of the value of the mortgaged
                                 property determined by an appraisal or other
                                 valuation, an appraisal reduction may be
                                 created in the amount of the excess as
                                 described in this prospectus supplement. If
                                 there exists an appraisal reduction for any
                                 mortgage loan, the amount of interest required
                                 to be advanced on that mortgage loan will be
                                 proportionately reduced to the extent of the
                                 appraisal reduction. This will reduce the funds
                                 available to pay interest on the most
                                 subordinate class or classes of certificates
                                 then outstanding.

                                 See "Description of the Offered
                                 Certificates--Advances" in this prospectus
                                 supplement.

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                                      S-26

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                       ADDITIONAL ASPECTS OF CERTIFICATES

RATINGS.......................   The certificates offered to you will not be
                                 issued unless each of the classes of
                                 certificates being offered by this prospectus
                                 supplement receives the following ratings from
                                 Moody's Investors Service, Inc. and Standard &
                                 Poor's Ratings Services, a division of The
                                 McGraw-Hill Companies, Inc.

                                 ------------------------------------------
                                                                  Ratings
                                                 Class          Moody's/S&P
                                 ------------------------------------------
                                 Classes A-1, A-1A, A-2, A-AB
                                 and A-3                          Aaa/AAA
                                 ------------------------------------------
                                 Class A-M                        Aaa/AAA
                                 ------------------------------------------
                                 Class A-J                        Aaa/AAA
                                 ------------------------------------------
                                 Class B                          Aa1/AA+
                                 ------------------------------------------
                                 Class C                           Aa2/AA
                                 ------------------------------------------
                                 Class D                          Aa3/AA-
                                 ------------------------------------------
                                 Class E                           A1/A+
                                 ------------------------------------------
                                 Class F                            A2/A
                                 ------------------------------------------

                                 A rating agency may lower or withdraw a
                                 security rating at any time.

                                 See "Ratings" in this prospectus supplement and
                                 "Ratings" in the prospectus for a discussion of
                                 the basis upon which ratings are given, the
                                 limitations of and restrictions on the ratings,
                                 and the conclusions that should not be drawn
                                 from a rating.

OPTIONAL TERMINATION..........   On any distribution date on which the aggregate
                                 principal balance of the mortgage loans is less
                                 than or equal to 1% of the initial outstanding
                                 pool balance, the holders of a majority of the
                                 controlling class, the special servicer, the
                                 master servicer and any holder of a majority
                                 interest in the Class R-I Certificates, in that
                                 order of priority, will have the option to
                                 purchase all of the remaining mortgage loans,
                                 and all property acquired through exercise of
                                 remedies in respect of any mortgage loan, at
                                 the price specified in this prospectus
                                 supplement. Exercise of this option would
                                 terminate the trust and retire the then
                                 outstanding certificates at par plus accrued
                                 interest.

DENOMINATIONS.................   The Class A-1, Class A-1A, Class A-2, Class
                                 A-AB, Class A-3, Class A-M and Class A-J
                                 Certificates will be offered in minimum
                                 denominations of $25,000. The remaining offered
                                 certificates will be offered in minimum
                                 denominations of $100,000. Investments in
                                 excess of the minimum denominations may be made
                                 in multiples of $1.

REGISTRATION, CLEARANCE
   AND SETTLEMENT.............   Your certificates will be registered in the
                                 name of Cede & Co., as nominee of The
                                 Depository Trust Company, and will not be
                                 registered in your name. You will not receive a
                                 definitive certificate representing your
                                 ownership interest, except in very limited
                                 circumstances described in this prospectus
                                 supplement. As a result, you will hold your
                                 certificates only in book-entry form and will
                                 not be a certificateholder of record. You will
                                 receive distributions on your certificates and
                                 reports relating to distributions only through
                                 The Depository Trust

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                                      S-27

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                                 Company, Clearstream Bank or Euroclear Bank, as
                                 operator of the Euroclear system, or through
                                 participants in The Depository Trust Company,
                                 Clearstream Bank or Euroclear Bank.

                                 You may hold your certificates through:

                                 o    The Depository Trust Company in the United
                                      States; or

                                 o    Clearstream Bank or Euroclear Bank in
                                      Europe.

                                 Transfers within The Depository Trust Company,
                                 Clearstream Bank or Euroclear Bank will be made
                                 in accordance with the usual rules and
                                 operating procedures of those systems.
                                 Cross-market transfers between persons holding
                                 directly through The Depository Trust Company,
                                 Clearstream Bank or Euroclear Bank will be
                                 effected in The Depository Trust Company
                                 through the relevant depositories of
                                 Clearstream Bank or Euroclear Bank.

                                 We may not terminate the book-entry system
                                 through The Depository Trust Company with
                                 respect to all or any portion of any class of
                                 the certificates offered to you without
                                 obtaining the required certificateholders'
                                 consent to initiate termination.

                                 We expect that the certificates offered to you
                                 will be delivered in book-entry form through
                                 the facilities of The Depository Trust Company,
                                 Clearstream Bank or Euroclear Bank on or about
                                 the closing date.

TAX STATUS....................   Elections will be made to treat designated
                                 portions of the trust as three separate "real
                                 estate mortgage investment conduits"--REMIC I,
                                 REMIC II and REMIC III--for federal income tax
                                 purposes. In the opinion of counsel, each such
                                 designated portion of the trust will qualify
                                 for this treatment and each class of offered
                                 certificates will evidence "regular interests"
                                 in REMIC III. The portion of the trust
                                 consisting of the right to excess interest
                                 (interest on each mortgage loan with an
                                 anticipated repayment date accruing after such
                                 date at a rate in excess of the rate that
                                 applied prior to such date) and the related
                                 sub-accounts will be treated as a grantor trust
                                 for federal income tax purposes.

                                 Pertinent federal income tax consequences of an
                                 investment in the offered certificates include:

                                 o    The regular interests will be treated as
                                      newly originated debt instruments for
                                      federal income tax purposes.

                                 o    Beneficial owners of offered certificates
                                      will be required to report income on the
                                      certificates in accordance with the
                                      accrual method of accounting.

                                 o    We anticipate that the offered
                                      certificates will not be issued with
                                      original issue discount for federal income
                                      tax purposes.

                                 See "Material Federal Income Tax Consequences"
                                 in this prospectus supplement.

CONSIDERATIONS RELATED TO
   TITLE I OF THE EMPLOYEE
   RETIREMENT INCOME SECURITY
   ACT OF 1974................   Subject to the satisfaction of important
                                 conditions described under "ERISA
                                 Considerations" in this prospectus supplement
                                 and in the accompanying prospectus, the offered
                                 certificates may be purchased by persons
                                 investing assets of employee benefit plans or
                                 individual retirement accounts.

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                                      S-28

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LEGAL INVESTMENT..............   The offered certificates will not constitute
                                 "mortgage related securities" for purposes of
                                 the Secondary Mortgage Market Enhancement Act
                                 of 1984, as amended. If your investment
                                 activities are subject to legal investment laws
                                 and regulations, regulatory capital
                                 requirements or review by regulatory
                                 authorities, then you may be subject to
                                 restrictions on investment in the offered
                                 certificates. You should consult your own
                                 advisors for assistance in determining the
                                 suitability of and consequences to you of the
                                 purchase, ownership and sale of the offered
                                 certificates. See "Legal Investment" in this
                                 prospectus supplement and in the accompanying
                                 prospectus.

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                                      S-29

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      S-30

                                  RISK FACTORS

          You should carefully consider the risks involved in owning a certificate before purchasing a certificate. Among other risks, the timing of payments and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider both the risk factors relating to the mortgage loans and the mortgaged properties and the other risks relating to the certificates.

          The risks and uncertainties described in this section, together with those risks described in the prospectus under "Risk Factors", summarize material risks relating to your certificates. Your investment could be materially and adversely affected by the actual and potential circumstances that we describe in those sections.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED TO
PAYMENTS UNDER THE MORTGAGE
LOANS                            Payments under the mortgage loans are not
                                 insured or guaranteed by any governmental
                                 entity or mortgage insurer. Accordingly, the
                                 sources for repayment of your certificates are
                                 limited to amounts due with respect to the
                                 mortgage loans.

                                 You should consider all of the mortgage loans
                                 to be nonrecourse loans. Even in those cases
                                 where recourse to a borrower or guarantor is
                                 permitted under the related loan documents, we
                                 have not necessarily undertaken an evaluation
                                 of the financial condition of any of these
                                 persons. If a default occurs, the lender's
                                 remedies generally are limited to foreclosing
                                 against the specific properties and other
                                 assets that have been pledged to secure the
                                 loan. Such remedies may be insufficient to
                                 provide a full return on your investment.
                                 Payment of amounts due under a mortgage loan
                                 prior to its maturity or anticipated repayment
                                 date is dependent primarily on the sufficiency
                                 of the net operating income of the related
                                 mortgaged property. Payment of those mortgage
                                 loans that are balloon loans at maturity or on
                                 its anticipated repayment date is primarily
                                 dependent upon the borrower's ability to sell
                                 or refinance the property for an amount
                                 sufficient to repay the loan.

                                 In limited circumstances, a mortgage loan
                                 seller may be obligated to repurchase or
                                 replace a mortgage loan that it sold to the
                                 Depositor if the applicable mortgage loan
                                 seller's representations and warranties
                                 concerning that mortgage loan are materially
                                 breached or if there are material defects in
                                 the documentation for that mortgage loan.
                                 However, there can be no assurance that any of
                                 these entities will be in a financial position
                                 to effect a repurchase or substitution. The
                                 representations and warranties address the
                                 characteristics of the mortgage loans and
                                 mortgaged properties as of the date of issuance
                                 of the certificates. They do not relieve you or
                                 the trust of the risk of defaults and losses on
                                 the mortgage loans.

                                      S-31

THE REPAYMENT OF A COMMERCIAL
MORTGAGE LOAN IS DEPENDENT ON
THE CASH FLOW PRODUCED BY THE
PROPERTY WHICH CAN BE VOLATILE
AND INSUFFICIENT TO ALLOW
TIMELY PAYMENT ON YOUR
CERTIFICATES                     The mortgage loans are secured by various types
                                 of income-producing commercial, multifamily and
                                 manufactured housing community properties.
                                 Commercial lending is generally thought to
                                 expose a lender to greater risk than
                                 one-to-four family residential lending because,
                                 among other things, it typically involves
                                 larger loans.

                                 Two hundred seventy-eight (278) mortgage loans,
                                 representing 99.9% of the initial outstanding
                                 pool balance (which include two hundred
                                 thirty-two (232) mortgage loans in loan group
                                 1, representing 99.9% of the initial
                                 outstanding loan group 1 balance, and forty-six
                                 (46) mortgage loans in loan group 2,
                                 representing 100.0% of the initial outstanding
                                 loan group 2 balance), were originated within
                                 twelve (12) months prior to the cut-off date.
                                 Consequently, these mortgage loans do not have
                                 a long-standing payment history.

                                 The repayment of a commercial mortgage loan is
                                 typically dependent upon the ability of the
                                 applicable property to produce cash flow. Even
                                 the liquidation value of a commercial property
                                 is determined, in substantial part, by the
                                 amount of the property's cash flow (or its
                                 potential to generate cash flow). However, net
                                 operating income and cash flow can be volatile
                                 and may be insufficient to cover debt service
                                 on the loan at any given time.

                                 The net operating income, cash flow and
                                 property value of the mortgaged properties may
                                 be adversely affected by any one or more of the
                                 following factors:

                                 o    the age, design and construction quality
                                      of the property;

                                 o    the lack of any operating history in the
                                      case of a newly built or renovated
                                      mortgaged property;

                                 o    perceptions regarding the safety,
                                      convenience and attractiveness of the
                                      property;

                                 o    the proximity and attractiveness of
                                      competing properties;

                                 o    the inadequacy of the property's
                                      management and maintenance;

                                 o    increases in operating expenses (including
                                      common area maintenance charges) at the
                                      property and in relation to competing
                                      properties;

                                 o    an increase in the capital expenditures
                                      needed to maintain the property or make
                                      improvements;

                                 o    the dependence upon a single tenant, or a
                                      concentration of tenants in a particular
                                      business or industry;

                                 o    a decline in the financial condition of a
                                      major tenant;

                                 o    an increase in vacancy rates; and

                                 o    a decline in rental rates as leases are
                                      renewed or entered into with new tenants.

                                      S-32

                                 Other factors are more general in nature, such
                                 as:

                                 o    national, regional or local economic
                                      conditions (including plant closings,
                                      military base closings, industry slowdowns
                                      and unemployment rates);

                                 o    local real estate conditions (such as an
                                      oversupply of competing properties, rental
                                      space or multifamily housing);

                                 o    demographic factors;

                                 o    decreases in consumer confidence (caused
                                      by events such as threatened or continuing
                                      military action, recent disclosures of
                                      wrongdoing or financial misstatements by
                                      major corporations and financial
                                      institutions and other factors);

                                 o    changes in consumer tastes and
                                      preferences; and

                                 o    retroactive changes in building codes.

                                 The volatility of net operating income will be
                                 influenced by many of the foregoing factors, as
                                 well as by:

                                 o    the length of tenant leases;

                                 o    the creditworthiness of tenants;

                                 o    the level of tenant defaults;

                                 o    the ability to convert an unsuccessful
                                      property to an alternative use;

                                 o    new construction in the same market as the
                                      mortgaged property;

                                 o    rent control and stabilization laws or
                                      other laws impacting operating costs;

                                 o    the number and diversity of tenants;

                                 o    the rate at which new rentals occur;

                                 o    the property's operating leverage (which
                                      is the percentage of total property
                                      expenses in relation to revenue), the
                                      ratio of fixed operating expenses to those
                                      that vary with revenues, and the level of
                                      capital expenditures required to maintain
                                      the property and to retain or replace
                                      tenants; and

                                 o    in the case of residential cooperative
                                      properties, the payments received by the
                                      cooperative corporation from its
                                      tenants/shareholders, including any
                                      special assessments against the property.

                                 A decline in the real estate market or in the
                                 financial condition of a major tenant will tend
                                 to have a more immediate effect on the net
                                 operating income of properties with short-term
                                 revenue sources (such as short-term or
                                 month-to-month leases) and may lead to higher
                                 rates of delinquency or defaults under mortgage
                                 loans secured by those types of properties.

                                      S-33

CONVERTING COMMERCIAL
PROPERTIES TO ALTERNATIVE USES
MAY REQUIRE SIGNIFICANT
EXPENSES WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES    Some of the mortgaged properties may not be
                                 readily convertible to alternative uses if
                                 those properties were to become unprofitable
                                 for any reason. This is because:

                                 o    converting commercial properties to
                                      alternate uses or converting single-tenant
                                      commercial properties to multi-tenant
                                      properties generally requires substantial
                                      capital expenditures; and

                                 o    zoning or other restrictions also may
                                      prevent alternative uses.

                                 The liquidation value of a mortgaged property
                                 not readily convertible to an alternative use
                                 may be substantially less than would be the
                                 case if the mortgaged property were readily
                                 adaptable to other uses. In addition, certain
                                 properties that are legally permitted to be
                                 used in a non-conforming manner may be subject
                                 to restrictions that would require compliance
                                 with current zoning laws under certain
                                 circumstances such as non-operation for a
                                 period in excess of certain timeframes. If this
                                 type of mortgaged property were liquidated and
                                 a lower liquidation value were obtained, less
                                 funds would be available for distributions on
                                 your certificates. See "Mortgaged Properties
                                 Securing The Mortgage Loans That Are Not In
                                 Compliance With Zoning And Building Code
                                 Requirements And Use Restrictions Could
                                 Adversely Affect Payments On Your
                                 Certificates."

PROPERTY VALUE MAY BE
ADVERSELY AFFECTED EVEN WHEN
THERE IS NO CHANGE IN CURRENT
OPERATING INCOME                 Various factors may adversely affect the value
                                 of the mortgaged properties without affecting
                                 the properties' current net operating income.
                                 These factors include, among others:

                                 o    changes in governmental regulations,
                                      fiscal policy, zoning or tax laws;

                                 o    potential environmental legislation or
                                      liabilities or other legal liabilities;

                                 o    proximity and attractiveness of competing
                                      properties;

                                 o    new construction of competing properties
                                      in the same market;

                                 o    convertibility of a property to an
                                      alternative use;

                                 o    the availability of refinancing; and

                                 o    changes in interest rate levels.

TENANT CONCENTRATION INCREASES
THE RISK THAT CASH FLOW WILL
BE INTERRUPTED WHICH COULD
REDUCE PAYMENTS ON
YOUR CERTIFICATES                A deterioration in the financial condition of a
                                 tenant can be particularly significant if a
                                 mortgaged property is leased to a single or
                                 large tenant or a small number of tenants,
                                 because rent interruptions by a tenant may
                                 cause the borrower to default on its
                                 obligations to the lender. Forty-five (45) of
                                 the mortgaged properties, securing mortgage
                                 loans

                                      S-34

                                 representing 8.4% of the initial outstanding
                                 pool balance (and representing 9.4% of the
                                 initial outstanding loan group 1 balance), are
                                 100.0% leased to single tenants, and in some
                                 cases the tenant is related to the borrower.
                                 Mortgaged properties leased to a single tenant
                                 or a small number of tenants also are more
                                 susceptible to interruptions of cash flow if a
                                 tenant fails to renew its lease or defaults
                                 under its lease. This is so because:

                                 o    the financial effect of the absence of
                                      rental income may be severe;

                                 o    more time may be required to re-lease the
                                      space; and

                                 o    substantial capital costs may be incurred
                                      to make the space appropriate for
                                      replacement tenants.

                                 Additionally, some of the tenants at the
                                 mortgaged properties (including sole tenants or
                                 other significant tenants) have lease
                                 termination option dates or lease expiration
                                 dates that are prior to or shortly after the
                                 related maturity date or anticipated repayment
                                 date. See Appendix II to this prospectus
                                 supplement. There are a number of other
                                 mortgaged properties that similarly have a
                                 significant amount of scheduled lease
                                 expirations or potential terminations before
                                 the maturity of the related mortgage loan,
                                 although those circumstances were generally
                                 addressed by escrow requirements or other
                                 mitigating provisions.

                                 Another factor that you should consider is that
                                 retail, industrial and office properties also
                                 may be adversely affected if there is a
                                 concentration of tenants or of tenants in the
                                 same or similar business or industry.

                                 In some cases, the sole or a significant tenant
                                 is related to the subject borrower or an
                                 affiliate of that borrower.

                                 For further information with respect to tenant
                                 concentrations, see Appendix II.

LEASING MORTGAGED PROPERTIES
TO MULTIPLE TENANTS MAY RESULT
IN HIGHER RE-LEASING COSTS
WHICH COULD REDUCE PAYMENTS ON
YOUR CERTIFICATES                If a mortgaged property has multiple tenants,
                                 re-leasing costs and costs of enforcing
                                 remedies against defaulting tenants may be more
                                 frequent than in the case of mortgaged
                                 properties with fewer tenants, thereby reducing
                                 the cash flow available for debt service
                                 payments. These costs may cause a borrower to
                                 default in its obligations to a lender which
                                 could reduce cash flow available for debt
                                 service payments. Multi-tenanted mortgaged
                                 properties also may experience higher
                                 continuing vacancy rates and greater volatility
                                 in rental income and expenses.

RE-LEASING RISKS                 Repayment of mortgage loans secured by retail,
                                 office and industrial properties will be
                                 affected by the expiration of leases and the
                                 ability of the related borrowers and property
                                 managers to renew the leases or to relet the
                                 space on comparable terms. Certain mortgaged
                                 properties may be leased in whole or in part to
                                 government sponsored tenants who have the right
                                 to cancel their leases at any time because of
                                 lack of appropriations.

                                      S-35

                                 In addition, certain properties may have
                                 tenants that are paying rent but are not in
                                 occupancy, not yet taken occupancy due to
                                 tenant build-out or other factors or may have
                                 vacant space that is not leased. Any "dark"
                                 space may cause the property to be less
                                 desirable to other potential tenants or the
                                 related tenant may be more likely to default in
                                 its obligations under the lease. We cannot
                                 assure you that those tenants will continue to
                                 fulfill their lease obligations or that the
                                 space will be relet.

                                 Income from, and the market value of, the
                                 mortgaged properties securing the mortgage
                                 loans would be adversely affected if vacant
                                 space in the mortgaged properties could not be
                                 leased for a significant period of time, if
                                 tenants were unable to meet their lease
                                 obligations or if, for any other reason, rental
                                 payments could not be collected or if one or
                                 more tenants ceased operations at the mortgaged
                                 property.

                                 Even if vacated space is successfully relet,
                                 the costs associated with reletting, including
                                 tenant improvements and leasing commissions,
                                 could be substantial and could reduce cash flow
                                 from the related mortgaged properties. One
                                 hundred five (105) of the mortgaged properties,
                                 securing mortgage loans representing 59.3% of
                                 the initial outstanding pool balance (excluding
                                 multifamily, manufactured housing community,
                                 self storage properties, hospitality and
                                 certain other property types) (and representing
                                 59.9% of the initial outstanding loan group 1
                                 balance), as of the cut-off date, have reserves
                                 for tenant improvements and leasing commissions
                                 which may serve to defray those costs. There
                                 can be no assurances, however, that the funds
                                 (if any) held in the reserves for tenant
                                 improvements and leasing commissions will be
                                 sufficient to cover any of the costs and
                                 expenses associated with tenant improvements or
                                 leasing commission obligations. In addition, if
                                 a tenant defaults in its obligations to a
                                 borrower, the borrower may incur substantial
                                 costs and experience significant delays
                                 associated with enforcing rights and protecting
                                 its investment, including costs incurred in
                                 renovating or reletting the property.

THE CONCENTRATION OF LOANS
WITH THE SAME OR RELATED
BORROWERS INCREASES THE
POSSIBILITY OF LOSS ON THE
LOANS WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES    The effect of mortgage pool loan losses will be
                                 more severe:

                                 o    if the pool is comprised of a small number
                                      of loans, each with a relatively large
                                      principal amount; or

                                 o    if the losses relate to loans that account
                                      for a disproportionately large percentage
                                      of the pool's aggregate principal balance
                                      of all mortgage loans.

                                 Mortgage loans with the same borrower or
                                 related borrowers pose additional risks. Among
                                 other things, financial difficulty at one
                                 mortgaged real property could cause the owner
                                 to defer maintenance at another mortgaged real
                                 property in order to satisfy current expenses
                                 with respect to the troubled mortgaged real
                                 property; and the owner could attempt to avert
                                 foreclosure on one mortgaged real property by
                                 filing a bankruptcy petition that might have
                                 the effect of interrupting

                                      S-36

                                 monthly payments for an indefinite period on
                                 all of the related mortgage loans.

                                 Twenty-nine (29) groups of mortgage loans are
                                 made to the same borrower or borrowers related
                                 through common ownership and where, in general,
                                 the related mortgaged properties are commonly
                                 managed. The related borrower concentrations of
                                 the three (3) largest groups represent 6.4%,
                                 3.8% and 3.5%, respectively, of the initial
                                 outstanding pool balance. The related borrower
                                 concentrations of the 3 largest groups in loan
                                 group 1 represent 7.1%, 4.3% and 3.9%,
                                 respectively, of the initial outstanding loan
                                 group 1 balance. The related borrower
                                 concentrations of the 3 largest groups in loan
                                 group 2 represent 7.6%, 5.2% and 2.2%,
                                 respectively, of the initial outstanding loan
                                 group 2 balance.

                                 The ten largest mortgage loans in the aggregate
                                 represent 26.5% of the initial outstanding pool
                                 balance. Each of the other mortgage loans
                                 represents no greater than 1.2% of the initial
                                 outstanding pool balance.

                                 The largest mortgage loan in loan group 1
                                 represents 8.1% of the initial outstanding loan
                                 group 1 balance. The second largest mortgage
                                 loan in loan group 1 represents 4.6% of the
                                 initial outstanding loan group 1 balance. The
                                 third largest mortgage loan in loan group 1
                                 represents 3.7% of the initial outstanding loan
                                 group 1 balance. Each of the other mortgage
                                 loans represents less than or equal to 3.0% of
                                 the initial outstanding loan group 1 balance.

                                 The largest mortgage loan in loan group 2
                                 represents 11.0% of the initial outstanding
                                 loan group 2 balance. The second largest
                                 mortgage loan, comprised of two cross
                                 collateralized mortgage loans, in loan group 2
                                 represents 5.0% of the initial outstanding loan
                                 group 2 balance. The third largest mortgage
                                 loan in loan group 2 represents 4.6% of the
                                 initial outstanding loan group 2 balance. Each
                                 of the other mortgage loans represents less
                                 than or equal to 4.5% of the initial
                                 outstanding loan group 2 balance.

                                 In some cases, the sole or significant tenant
                                 is related to the subject borrower. In the case
                                 of Mortgage Loan Nos. 142, 164, 166, 182, 208,
                                 213, 214, 215, 250, 251, 259, 304, 305, 308,
                                 323 and 327 the tenant at all of the related
                                 mortgaged properties is the parent of the
                                 related borrower. For further information with
                                 respect to tenant concentrations, see Appendix
                                 II.

A CONCENTRATION OF LOANS WITH
THE SAME PROPERTY TYPES
INCREASES THE POSSIBILITY OF
LOSS ON THE LOANS WHICH COULD
REDUCE PAYMENTS ON YOUR
CERTIFICATES                     A concentration of mortgaged property types
                                 also can pose increased risks. A concentration
                                 of mortgage loans secured by the same property
                                 type can increase the risk that a decline in a
                                 particular industry will have a
                                 disproportionately large impact on the pool of
                                 mortgage loans or a particular loan group. The
                                 following property types represent the
                                 indicated percentage of the initial outstanding
                                 pool balance:

                                 o    retail properties represent 31.9%;

                                 o    office properties represent 30.4%;

                                      S-37

                                 o    multifamily properties represent 11.6%;

                                 o    hospitality properties represent 10.5%;

                                 o    self storage properties represent 8.2%;

                                 o    industrial properties represent 4.2%;

                                 o    mixed use properties represent 1.3%;

                                 o    manufactured housing community properties
                                      represent 1.3%; and

                                 o    other properties represent 0.7%.

                                 For information regarding the types of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement.

A CONCENTRATION OF MORTGAGED
PROPERTIES IN A LIMITED NUMBER
OF LOCATIONS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Concentrations of mortgaged properties in
                                 geographic areas may increase the risk that
                                 adverse economic or other developments or a
                                 natural disaster or act of terrorism affecting
                                 a particular region of the country could
                                 increase the frequency and severity of losses
                                 on mortgage loans secured by the properties. In
                                 the past, several regions of the United States
                                 have experienced significant real estate
                                 downturns at times when other regions have not.
                                 Regional economic declines or adverse
                                 conditions in regional real estate markets
                                 could adversely affect the income from, and
                                 market value of, the mortgaged properties
                                 located in the region. Other regional
                                 factors--e.g., earthquakes, floods or
                                 hurricanes or changes in governmental rules or
                                 fiscal policies--also may adversely affect
                                 those mortgaged properties.

                                 The mortgaged properties are located in 40
                                 different states (which include thirty-seven
                                 (37) states for loan group 1 and twenty-five
                                 (25) states for loan group 2). In particular,
                                 investors should note that approximately 23.0%
                                 of the mortgaged properties, based on the
                                 initial outstanding pool balance (and 25.2% of
                                 the initial outstanding loan group 1 balance
                                 and 5.2% of the initial outstanding loan group
                                 2 balance), are located in California.
                                 Mortgaged properties located in California may
                                 be more susceptible to some types of special
                                 hazards that may not be covered by insurance
                                 (such as earthquakes) than properties located
                                 in other parts of the country. The mortgage
                                 loans generally do not require any borrowers to
                                 maintain earthquake insurance.

                                 In addition, 9.8% and 7.2% of the mortgaged
                                 properties, based on the initial outstanding
                                 pool balance, are located in New York and
                                 Florida, respectively, and concentrations of
                                 mortgaged properties, in each case,
                                 representing less than 5.0% of the initial
                                 outstanding pool balance, also exist in several
                                 other states,

                                 For information regarding the location of the
                                 properties securing the mortgage loans included
                                 in loan group 1 and loan group 2, see Appendix
                                 I to this prospectus supplement.

                                      S-38

A LARGE  CONCENTRATION  OF
RETAIL PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF RETAIL PROPERTIES       One hundred four (104) of the mortgaged
                                 properties, securing mortgage loans
                                 representing 31.9% of the initial outstanding
                                 pool balance (and representing 35.9% of the
                                 initial outstanding loan group 1 balance), are
                                 retail properties. The quality and success of a
                                 retail property's tenants significantly affect
                                 the property's value. The success of retail
                                 properties can be adversely affected by local
                                 competitive conditions and changes in consumer
                                 spending patterns. A borrower's ability to make
                                 debt service payments can be adversely affected
                                 if rents are based on a percentage of the
                                 tenant's sales and sales decline.

                                 An "anchor tenant" is proportionately larger in
                                 size and is vital in attracting customers to a
                                 retail property, whether or not it is part of
                                 the mortgaged property. Fifty-seven (57) of the
                                 mortgaged properties, securing 22.8% of the
                                 initial outstanding pool balance (and securing
                                 25.7% of the initial loan group 1 balance), are
                                 properties considered by the applicable
                                 mortgage loan seller to be leased to or are
                                 adjacent to or are occupied by anchor tenants.

                                 The presence or absence of an anchor store in a
                                 shopping center also can be important because
                                 anchor stores play a key role in generating
                                 customer traffic and making a center desirable
                                 for other tenants. Consequently, the economic
                                 performance of an anchored retail property will
                                 be adversely affected by:

                                 o    an anchor store's failure to renew its
                                      lease;

                                 o    termination of an anchor store's lease;

                                 o    the bankruptcy or economic decline of an
                                      anchor store or self-owned anchor or its
                                      parent company; or

                                 o    the cessation of the business of an anchor
                                      store at the shopping center, even if, as
                                      a tenant, it continues to pay rent.

                                 There may be retail properties with anchor
                                 stores that are permitted to cease operating at
                                 any time if certain other stores are not
                                 operated at those locations. Furthermore, there
                                 may be non-anchor tenants that are permitted to
                                 offset all or a portion of their rent, pay rent
                                 based solely on a percentage of their sales or
                                 to terminate their leases if certain anchor
                                 stores and/or major tenants are either not
                                 operated or fail to meet certain business
                                 objectives.

                                 Retail properties also face competition from
                                 sources outside a given real estate market. For
                                 example, all of the following compete with more
                                 traditional retail properties for consumer
                                 dollars: factory outlet centers, discount
                                 shopping centers and clubs, catalogue
                                 retailers, home shopping networks, internet web
                                 sites and telemarketing. Continued growth of
                                 these alternative retail outlets, which often
                                 have lower operating costs, could adversely
                                 affect the rents collectible at the retail
                                 properties included in the mortgage pool, as
                                 well as the income from, and market value of,
                                 the mortgaged properties. Moreover, additional
                                 competing retail properties may be built in the
                                 areas where the retail properties are located,
                                 which could adversely affect the rents
                                 collectible

                                      S-39

                                 at the retail properties included in the
                                 mortgage pool, as well as the income from, and
                                 market value of, the mortgaged properties.

A LARGE CONCENTRATION OF
OFFICE PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF OFFICE
PROPERTIES                       Forty-eight (48) of the mortgaged properties,
                                 securing mortgage loans representing 30.4% of
                                 the initial outstanding pool balance (and
                                 representing 34.2% of the initial outstanding
                                 loan group 1 balance), are office properties.

                                 A large number of factors affect the value of
                                 these office properties, including:

                                 o    the quality of an office building's
                                      tenants;

                                 o    the diversity of an office building's
                                      tenants (or reliance on a single or
                                      dominant tenant);

                                 o    the physical attributes of the building in
                                      relation to competing buildings, e.g.,
                                      age, condition, design, location, access
                                      to transportation and ability to offer
                                      certain amenities, such as sophisticated
                                      building systems;

                                 o    the desirability of the area as a business
                                      location;

                                 o    the strength and nature of the local
                                      economy (including labor costs and
                                      quality, tax environment and quality of
                                      life for employees); and

                                 o    the concentration of tenants in a
                                      particular business or industry. For
                                      instance, certain office properties may
                                      have tenants that are technology and
                                      internet start-up companies. Technology
                                      and internet start-up companies have
                                      experienced a variety of circumstances
                                      that tend to make their businesses
                                      relatively volatile. Many of those
                                      companies have little or no operating
                                      history, their owners and management are
                                      often inexperienced and such companies may
                                      be heavily dependent on obtaining venture
                                      capital financing. In addition, technology
                                      and internet start-up companies often
                                      require significant build-out related to
                                      special technology which may adversely
                                      affect the ability of the landlord to
                                      relet the properties. The relative
                                      instability of these tenants may have an
                                      adverse impact on certain of the
                                      properties. Five (5) mortgage loan,
                                      representing 1.7% of the initial
                                      outstanding pool balance (and representing
                                      1.9% of the initial outstanding loan group
                                      1 balance), is secured by a mortgaged
                                      property that has tenants with a
                                      concentration of medical offices. The
                                      performance of a medical office property
                                      may depend on the proximity of the
                                      property to a hospital or other health
                                      care establishment and on reimbursements
                                      for patient fees from private or
                                      government-sponsored insurance companies.
                                      The sudden closure of a nearby hospital
                                      may adversely affect the value of a
                                      medical office property. In addition, the
                                      performance of a medical office property
                                      may depend on reimbursements for patient
                                      fees from private or government-sponsored
                                      insurers and issues related to
                                      reimbursement (ranging from non-payment to
                                      delays in payment) from such insurers
                                      could adversely impact cash flow at such
                                      mortgaged properties. Moreover, medical
                                      office properties appeal to a narrow
                                      market of

                                      S-40

                                      tenants and the value of a medical office
                                      property may be adversely affected by the
                                      availability of competing medical office
                                      properties.

                                 Moreover, the cost of refitting office space
                                 for a new tenant is often higher than the cost
                                 of refitting other types of property.

A LARGE CONCENTRATION OF
MULTIFAMILY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF MULTIFAMILY
PROPERTIES                       Fifty-one (51) of the mortgaged properties,
                                 securing mortgage loans representing 11.6% of
                                 the initial outstanding pool balance (which
                                 include ten (10) mortgaged properties in loan
                                 group 1, representing 1.9% of the initial
                                 outstanding loan group 1 balance, and forty-one
                                 (41) mortgaged properties in loan group 2,
                                 representing 89.8% of the initial outstanding
                                 loan group 2 balance), are multifamily
                                 properties.

                                 A large number of factors may affect the value
                                 and successful operation of these multifamily
                                 properties, including:

                                 o    the physical attributes of the apartment
                                      building, such as its age, appearance and
                                      construction quality;

                                 o    the location of the property;

                                 o    the ability of management to provide
                                      adequate maintenance and insurance;

                                 o    the types of services and amenities
                                      provided at the property;

                                 o    the property's reputation;

                                 o    the level of mortgage interest rates and
                                      favorable income and economic conditions
                                      (which may encourage tenants to purchase
                                      rather than rent housing);

                                 o    the presence of competing properties;

                                 o    adverse local or national economic
                                      conditions which may limit the rent that
                                      may be charged and which may result in
                                      increased vacancies;

                                 o    the tenant mix (such as tenants being
                                      predominantly students or military
                                      personnel or employees of a particular
                                      business or industry);

                                 o    state and local regulations (which may
                                      limit the ability to increase rents); and

                                 o    government assistance/rent subsidy
                                      programs (which may influence tenant
                                      mobility).

ASSISTANCE PROGRAMS              With respect to certain of the mortgage loans,
                                 the borrowers or investors in such borrowers
                                 may receive tax abatements, subsidies or other
                                 assistance from government programs. Generally,
                                 the related mortgaged property must satisfy
                                 certain requirements, the borrower must observe
                                 certain leasing practices and/or the tenant(s)
                                 must regularly meet certain income requirements
                                 or the borrower or

                                      S-41

                                 mortgaged property must have certain other
                                 characteristics consistent with the government
                                 policy related to the applicable program.

                                 We can give you no assurance that any
                                 government or other assistance programs will be
                                 continued in their present form during the
                                 terms of the related mortgage loans, that the
                                 borrower will continue to comply with the
                                 requirements of the programs to enable the
                                 borrower to receive the subsidies or assistance
                                 in the future, or that the investors in such
                                 borrower to continue to receive their tax
                                 credit, or that the level of assistance
                                 provided will be sufficient to generate enough
                                 revenues for the related borrower to meet its
                                 obligations under the related mortgage loans.
                                 The related mortgage loan seller may have
                                 underwritten the related mortgage loan on the
                                 assumption that such assistance will continue.
                                 Loss of any applicable assistance could have an
                                 adverse effect on the ability of the related
                                 borrowers to make timely payments of debt
                                 service. In addition, the restrictions
                                 described above relating to the use of the
                                 related mortgaged property could reduce the
                                 market value of the related mortgaged property.

A LARGE CONCENTRATION OF
HOSPITALITY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF HOSPITALITY
PROPERTIES                       Twenty-seven (27) of the mortgaged properties,
                                 securing mortgage loans representing 10.5% of
                                 the initial outstanding pool balance (and
                                 representing 11.8% of the initial outstanding
                                 loan group 1 balance), are hospitality
                                 properties. Various factors may adversely
                                 affect the economic performance of a
                                 hospitality property, including:

                                 o    adverse economic and social conditions,
                                      either local, regional, national or
                                      international which may limit the amount
                                      that can be charged for a room and reduce
                                      occupancy levels;

                                 o    the construction of competing hotels or
                                      resorts;

                                 o    continuing expenditures for modernizing,
                                      refurbishing, and maintaining existing
                                      facilities prior to the expiration of
                                      their anticipated useful lives;

                                 o    a deterioration in the financial strength
                                      or managerial capabilities of the owner
                                      and/or operator of a hotel; and

                                 o    changes in travel patterns, increases in
                                      energy prices, strikes, relocation of
                                      highways or the construction of additional
                                      highways.

                                 Because hotel rooms generally are rented for
                                 short periods of time, the financial
                                 performance of hotels tends to be affected by
                                 adverse economic conditions and competition
                                 more quickly than other types of commercial
                                 properties.

                                 Moreover, the hotel and lodging industry is
                                 generally seasonal in nature. This seasonality
                                 can be expected to cause periodic fluctuations
                                 in a hotel property's revenues, occupancy
                                 levels, room rates and operating expenses.

                                 The laws and regulations relating to liquor
                                 licenses generally prohibit the transfer of
                                 those liquor licenses to any other person. In
                                 the event of a foreclosure of a hotel property
                                 with a liquor license, the special servicer on
                                 behalf of the trustee or a purchaser in a
                                 foreclosure sale

                                      S-42

                                 would likely have to apply for a new license.
                                 There can be no assurance that a new liquor
                                 license could be obtained promptly or at all.
                                 The lack of a liquor license in a full service
                                 hotel could have an adverse impact on the
                                 revenue generated by the hotel.

                                 A mortgage loan secured by hotel property may
                                 be affiliated with a franchise company through
                                 a franchise agreement or a hotel management
                                 company through a management agreement. The
                                 performance of a hotel property affiliated with
                                 a franchise or hotel management company depends
                                 in part on the continued existence and
                                 financial strength of the franchisor or hotel
                                 management company and, with respect to a
                                 franchise company only,

                                 o    the public perception of the franchise or
                                      hotel chain service mark; and

                                 o    the duration of the franchise licensing
                                      agreement.

                                 Any provision in a franchise agreement
                                 providing for termination because of the
                                 bankruptcy of a franchisor generally will not
                                 be enforceable. Replacement franchises may
                                 require significantly higher fees. The
                                 transferability of franchise license agreements
                                 is restricted. In the event of a foreclosure,
                                 the lender or its agent would not have the
                                 right to use the franchise license without the
                                 franchisor's consent.

A LARGE CONCENTRATION OF SELF
STORAGE FACILITIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS SELF STORAGE FACILITIES    Sixty-two (62) of the mortgaged properties,
                                 securing mortgage loans representing 8.2% of
                                 the initial outstanding pool balance (and
                                 representing 9.2% of the initial outstanding
                                 loan group 1 balance), are self storage
                                 facilities. Various factors may adversely
                                 affect the value and successful operation of a
                                 self storage facility including:

                                 o    competition, because both acquisition and
                                      development costs and break-even occupancy
                                      are relatively low;

                                 o    conversion of a self storage facility to
                                      an alternative use generally requires
                                      substantial capital expenditures;

                                 o    security concerns; and

                                 o    user privacy and ease of access to
                                      individual storage space may increase
                                      environmental risks (although lease
                                      agreements generally prohibit users from
                                      storing hazardous substances in the
                                      units).

                                 The environmental assessments discussed in this
                                 prospectus supplement did not include an
                                 inspection of the contents of the self storage
                                 units of the self storage properties.
                                 Accordingly, there is no assurance that all of
                                 the units included in the self storage
                                 properties are free from hazardous substances
                                 or will remain so in the future.

A LARGE CONCENTRATION OF
INDUSTRIAL PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF INDUSTRIAL PROPERTIES   Twenty-one (21) of the mortgaged properties,
                                 securing mortgage loans representing 4.2% of
                                 the initial outstanding pool balance (and
                                 representing 4.7% of the initial outstanding
                                 loan group 1 balance), are

                                      S-43

                                 industrial properties. Various factors may
                                 adversely affect the economic performance of
                                 these industrial properties, which could
                                 adversely affect payments on your certificates,
                                 including:

                                 o    reduced demand for industrial space
                                      because of a decline in a particular
                                      industry segment;

                                 o    increased supply of competing industrial
                                      space because of relative ease in
                                      constructing buildings of this type;

                                 o    a property becoming functionally obsolete;

                                 o    insufficient supply of labor to meet
                                      demand;

                                 o    changes in access to the property, energy
                                      prices, strikes, relocation of highways or
                                      the construction of additional highways;

                                 o    location of the property in relation to
                                      access to transportation;

                                 o    suitability for a particular tenant;

                                 o    building design and adaptability;

                                 o    a change in the proximity of supply
                                      sources; and

                                 o    environmental hazards.

A LARGE CONCENTRATION OF
MANUFACTURED HOUSING COMMUNITY
PROPERTIES IN THE MORTGAGE
POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF MANUFACTURED HOUSING
COMMUNITY PROPERTIES             Nine (9) mortgaged properties, securing
                                 mortgage loans representing 1.3% of the initial
                                 outstanding pool balance (which include six (6)
                                 mortgaged properties in loan group 1,
                                 representing 0.8% of the initial outstanding
                                 loan group 1 balance, and three (3) mortgaged
                                 properties in loan group 2, representing 4.7%
                                 of the initial outstanding loan group 2
                                 balance), are manufactured housing community
                                 properties. Various factors may adversely
                                 affect the economic performance of manufactured
                                 housing community properties, which could
                                 adversely affect payments on your certificates,
                                 including:

                                 o    the physical attributes of the community
                                      (e.g., age, condition and design);

                                 o    the location of the community;

                                 o    the services and amenities provided by the
                                      community and its management (including
                                      maintenance and insurance);

                                 o    the strength and nature of the local
                                      economy (which may limit the amount that
                                      may be charged, the timely payments of
                                      those amounts, and may reduce occupancy
                                      levels);

                                 o    state and local regulations (which may
                                      affect the property owner's ability to
                                      increase amounts charged or limit the
                                      owner's ability to convert the property to
                                      an alternate use);

                                 o    competing residential developments in the
                                      local market, such as other manufactured
                                      housing communities, apartment buildings
                                      and single family homes;

                                      S-44

                                 o    the property's reputation;

                                 o    the availability of public water and sewer
                                      facilities, or the adequacy of any such
                                      privately-owned facilities; and

                                 o    the property may not be readily
                                      convertible to an alternate use.

MORTGAGED PROPERTIES WITH
CONDOMINIUM OWNERSHIP COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                One or more of the mortgaged properties
                                 securing the mortgage loans in the pool may be
                                 primarily secured by the related borrower's fee
                                 simple ownership in one or more condominium
                                 units.

                                 The management and operation of a condominium
                                 is generally controlled by a condominium board
                                 representing the owners of the individual
                                 condominium units, subject to the terms of the
                                 related condominium rules or by-laws.
                                 Generally, the consent of a majority of the
                                 board members is required for any actions of
                                 the condominium board. The condominium board is
                                 generally responsible for administration of the
                                 affairs of the condominium, including providing
                                 for maintenance and repair of common areas,
                                 adopting rules and regulations regarding common
                                 areas, and obtaining insurance and repairing
                                 and restoring the common areas of the property
                                 after a casualty. Notwithstanding the insurance
                                 and casualty provisions of the related mortgage
                                 loan documents, the condominium board may have
                                 the right to control the use of casualty
                                 proceeds. In addition, the condominium board
                                 generally has the right to assess individual
                                 unit owners for their share of expenses related
                                 to the operation and maintenance of the common
                                 elements. In the event that an owner of another
                                 unit fails to pay its allocated assessments,
                                 the related borrower may be required to pay
                                 those assessments in order to properly maintain
                                 and operate the common elements of the
                                 property. Although the condominium board
                                 generally may obtain a lien against any unit
                                 owner for common expenses that are not paid,
                                 the lien generally is extinguished if a
                                 mortgagee takes possession pursuant to a
                                 foreclosure. Each unit owner is responsible for
                                 maintenance of its respective unit and retains
                                 essential operational control over its unit.

                                 Due to the nature of condominiums and a
                                 borrower's ownership interest therein, a
                                 default on a loan secured by the borrower's
                                 interest in one or more condominium units may
                                 not allow the holder of the mortgage loan the
                                 same flexibility in realizing upon the
                                 underlying real property as is generally
                                 available with respect to properties that are
                                 not condominiums. The rights of any other unit
                                 owners, the governing documents of the owners'
                                 association and state and local laws applicable
                                 to condominiums must be considered and
                                 respected. Consequently, servicing and
                                 realizing upon that collateral could subject
                                 the trust to greater delay, expense and risk
                                 than servicing and realizing upon collateral
                                 for other loans that are not condominiums.

A TENANT BANKRUPTCY MAY
ADVERSELY AFFECT THE INCOME
PRODUCED BY THE PROPERTY AND
MAY ADVERSELY AFFECT THE
PAYMENTS ON YOUR CERTIFICATES    Certain of the tenants at some of the mortgaged
                                 properties may have been, may currently be, or
                                 may in the future become a party in a

                                      S-45

                                 bankruptcy proceeding. The bankruptcy or
                                 insolvency of a major tenant, or a number of
                                 smaller tenants, in retail, industrial and
                                 office properties may adversely affect the
                                 income produced by the property. Under the
                                 federal bankruptcy code, a tenant/debtor has
                                 the option of affirming or rejecting any
                                 unexpired lease. If the tenant rejects the
                                 lease, the landlord's claim for breach of the
                                 lease would be a general unsecured claim
                                 against the tenant, absent collateral securing
                                 the claim. The claim would be limited to the
                                 unpaid rent under the lease for the periods
                                 prior to the bankruptcy petition, or earlier
                                 surrender of the leased premises, plus the rent
                                 under the lease for the greater of one year, or
                                 15%, not to exceed three years, of the
                                 remaining term of the lease and the actual
                                 amount of the recovery could be less than the
                                 amount of the claim.

ENVIRONMENTAL LAWS ENTAIL
RISKS THAT MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Various environmental laws may make a current
                                 or previous owner or operator of real property
                                 liable for the costs of removal or remediation
                                 of hazardous or toxic substances on, under or
                                 adjacent to the property. Those laws often
                                 impose liability whether or not the owner or
                                 operator knew of, or was responsible for, the
                                 presence of the hazardous or toxic substances.
                                 For example, certain laws impose liability for
                                 release of asbestos-containing materials into
                                 the air or require the removal or containment
                                 of asbestos-containing materials. In some
                                 states, contamination of a property may give
                                 rise to a lien on the property to assure
                                 payment of the costs of cleanup. In some
                                 states, this lien has priority over the lien of
                                 a pre-existing mortgage. Additionally, third
                                 parties may seek recovery from owners or
                                 operators of real properties for cleanup costs,
                                 property damage or personal injury associated
                                 with releases of, or other exposure to
                                 hazardous substances related to the properties.

                                 The owner's liability for any required
                                 remediation generally is not limited by law and
                                 could, accordingly, exceed the value of the
                                 property and/or the aggregate assets of the
                                 owner. The presence of hazardous or toxic
                                 substances also may adversely affect the
                                 owner's ability to refinance the property or to
                                 sell the property to a third party. The
                                 presence of, or strong potential for
                                 contamination by, hazardous substances
                                 consequently can have a materially adverse
                                 effect on the value of the property and a
                                 borrower's ability to repay its mortgage loan.

                                 In addition, under certain circumstances, a
                                 lender (such as the trust) could be liable for
                                 the costs of responding to an environmental
                                 hazard. Any potential environmental liability
                                 could reduce or delay payments on the offered
                                 certificates.

ENVIRONMENTAL RISKS RELATING
TO SPECIFIC MORTGAGED
PROPERTIES MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Except for mortgaged properties securing
                                 mortgage loans that are the subject of a
                                 secured creditor impaired property policy, all
                                 of the mortgaged properties securing the
                                 mortgage loans have been subject to
                                 environmental site assessments, or in some
                                 cases an update of a previous assessment, in
                                 connection with the origination or
                                 securitization of the loans. In all cases, the
                                 environmental site

                                      S-46

                                 assessment was a Phase I environmental
                                 assessment, although in some cases a Phase II
                                 site assessment was also performed. With
                                 respect to the mortgaged properties securing
                                 the mortgage loans that were not the subject of
                                 an environmental site assessment within
                                 eighteen months prior to the cut-off date, the
                                 applicable mortgage loan seller either (a)
                                 represented that with respect to each such
                                 mortgaged property (i) no hazardous material is
                                 present on the mortgaged property and (ii) the
                                 mortgaged property is in material compliance
                                 with all applicable federal, state and local
                                 laws pertaining to hazardous materials or
                                 environmental hazards, in each case subject to
                                 limitations of materiality and the other
                                 qualifications set forth in the representation,
                                 or (b) provided secured creditor impaired
                                 property policies providing coverage for
                                 certain losses that may arise from adverse
                                 environmental conditions that may exist at the
                                 related mortgaged property. These reports
                                 generally did not disclose the presence or risk
                                 of environmental contamination that is
                                 considered material and adverse to the
                                 interests of the holders of the certificates;
                                 however, in certain cases, these assessments
                                 did reveal conditions that resulted in
                                 requirements that the related borrowers
                                 establish operations and maintenance plans,
                                 monitor the mortgaged property or nearby
                                 properties, abate or remediate the condition,
                                 and/or provide additional security such as
                                 letters of credit, reserves or stand-alone
                                 secured creditor impaired property policies.

                                 We cannot assure you, however, that the
                                 environmental assessments revealed all existing
                                 or potential environmental risks or that all
                                 adverse environmental conditions have been
                                 completely abated or remediated or that any
                                 reserves, insurance or operations and
                                 maintenance plans will be sufficient to
                                 remediate the environmental conditions.
                                 Moreover, we cannot assure you that:

                                 o    future laws, ordinances or regulations
                                      will not impose any material environmental
                                      liability; or

                                 o    the current environmental condition of the
                                      mortgaged properties will not be adversely
                                      affected by tenants or by the condition of
                                      land or operations in the vicinity of the
                                      mortgaged properties (such as underground
                                      storage tanks).

                                 In addition, some borrowers under the mortgage
                                 loans may not have satisfied or may not satisfy
                                 all post-closing obligations required by the
                                 related mortgage loan documents with respect to
                                 environmental matters. There can be no
                                 assurance that recommended operations and
                                 maintenance plans have been implemented or will
                                 continue to be complied with.

                                 Portions of some of the mortgaged properties
                                 securing the mortgage loans may include tenants
                                 which operate as on-site dry-cleaners and
                                 gasoline stations. Both types of operations
                                 involve the use and storage of hazardous
                                 substances, leading to an increased risk of
                                 liability to the tenant, the landowner and,
                                 under certain circumstances, a lender (such as
                                 the trust) under environmental laws.
                                 Dry-cleaners and gasoline station operators may
                                 be required to obtain various environmental
                                 permits and licenses in connection with their
                                 operations and activities and comply with
                                 various environmental laws, including those
                                 governing the use and storage of hazardous
                                 substances. These operations incur ongoing
                                 costs to comply with environmental laws

                                      S-47

                                 governing, among other things, containment
                                 systems and underground storage tank systems.
                                 In addition, any liability to borrowers under
                                 environmental laws, including in connection
                                 with releases into the environment of gasoline,
                                 dry-cleaning solvents or other hazardous
                                 substances from underground storage tank
                                 systems or otherwise, could adversely impact
                                 the related borrower's ability to repay the
                                 related mortgage loan. Certain of the mortgaged
                                 properties may have environmental contamination
                                 that has been remediated and for which
                                 no-further action letters have been issued or
                                 may be the subject of ongoing remediation.

                                 In addition, problems associated with mold may
                                 pose risks to real property and may also be the
                                 basis for personal injury claims against a
                                 borrower. Although the mortgaged properties are
                                 required to be inspected periodically, there
                                 are no generally accepted standards for the
                                 assessment of any existing mold. If left
                                 unchecked, problems associated with mold could
                                 result in the interruption of cash flow,
                                 remediation expenses and litigation which could
                                 adversely impact collections from a mortgaged
                                 property. In addition, many of the insurance
                                 policies presently covering the mortgaged
                                 properties may specifically exclude losses due
                                 to mold.

                                 Before the special servicer acquires title to a
                                 mortgaged property on behalf of the trust or
                                 assumes operation of the property, it must
                                 obtain an environmental assessment of the
                                 property, or rely on a recent environmental
                                 assessment. This requirement will decrease the
                                 likelihood that the trust will become liable
                                 under any environmental law. However, this
                                 requirement may effectively preclude
                                 foreclosure until a satisfactory environmental
                                 assessment is obtained, or until any required
                                 remedial action is thereafter taken. There is
                                 accordingly some risk that the mortgaged
                                 property will decline in value while this
                                 assessment is being obtained. Moreover, we
                                 cannot assure you that this requirement will
                                 effectively insulate the trust from potential
                                 liability under environmental laws. Any such
                                 potential liability could reduce or delay
                                 payments to certificateholders.

IF A BORROWER IS UNABLE TO
REPAY ITS LOAN ON ITS MATURITY
DATE, YOU MAY EXPERIENCE A
LOSS                             Two hundred sixty-seven (267) mortgage loans,
                                 representing 98.7% of the initial outstanding
                                 pool balance, are balloon loans (which include
                                 two hundred twenty-two (222) mortgage loans in
                                 loan group 1, representing 98.6% of the initial
                                 outstanding loan group 1 balance, and
                                 forty-five (45) mortgage loans in loan group 2,
                                 representing 99.5% of the initial outstanding
                                 loan group 2 balance). Three (3) of these
                                 mortgage loans, representing 0.7% of the
                                 initial outstanding pool balance (and
                                 representing 0.8% of the initial outstanding
                                 loan group 1 balance), are mortgage loans with
                                 anticipated repayment dates. Included in these
                                 balloon loans are sixty-five (65) mortgage
                                 loans, representing 31.9% of the initial
                                 outstanding pool balance (which include
                                 fifty-one (51) mortgage loans in loan group 1,
                                 representing 30.6% of the initial outstanding
                                 loan group 1 balance, and fourteen (14)
                                 mortgage loans in loan group 2, representing
                                 42.4% of the initial outstanding loan group 2
                                 balance), that provide for monthly payments of
                                 interest only for a portion of their respective
                                 terms ranging from 12 months to 60 months and
                                 then provide for the monthly payment of
                                 principal and interest over their respective
                                 remaining terms, and seven

                                      S-48

                                 (7) mortgage loans, representing 16.3% of the
                                 initial outstanding pool balance (which include
                                 five (5) mortgage loans in loan group 1,
                                 representing 17.9% of the initial outstanding
                                 loan group 1 balance, and two (2) mortgage
                                 loans in loan group 2, representing 3.8% of the
                                 initial outstanding loan group 2 balance), that
                                 provide for monthly payments of interest only
                                 for their entire respective terms and one (1)
                                 mortgage loan, representing 0.1% of the initial
                                 outstanding pool balance (and representing 0.1%
                                 of the initial outstanding loan group 1
                                 balance), that provides for the monthly payment
                                 of principal and interest for the first 108
                                 months of its term and then provides for the
                                 monthly payment of interest only until
                                 maturity. For purposes of this prospectus
                                 supplement, we consider a mortgage loan to be a
                                 "balloon loan" if its principal balance is not
                                 scheduled to be fully or substantially
                                 amortized by the loan's respective anticipated
                                 repayment date (in the case of a loan having an
                                 anticipated repayment date) or maturity date.
                                 We cannot assure you that each borrower will
                                 have the ability to repay the principal balance
                                 outstanding on the pertinent date, especially
                                 under a scenario where interest rates have
                                 increased from the historically low interest
                                 rates in effect at the time that most of the
                                 mortgage loans were originated. Balloon loans
                                 involve greater risk than fully amortizing
                                 loans because a borrower's ability to repay the
                                 loan on its anticipated repayment date or
                                 stated maturity date typically will depend upon
                                 its ability either to refinance the loan or to
                                 sell the mortgaged property at a price
                                 sufficient to permit repayment. A borrower's
                                 ability to achieve either of these goals will
                                 be affected by a number of factors, including:

                                 o    the availability of, and competition for,
                                      credit for commercial real estate
                                      projects;

                                 o    prevailing interest rates;

                                 o    the fair market value of the related
                                      mortgaged property;

                                 o    the borrower's equity in the related
                                      mortgaged property;

                                 o    the borrower's financial condition;

                                 o    the operating history and occupancy level
                                      of the mortgaged property;

                                 o    tax laws; and

                                 o    prevailing general and regional economic
                                      conditions.

                                 The availability of funds in the credit markets
                                 fluctuates over time.

                                 No mortgage loan seller or any of its
                                 respective affiliates is under any obligation
                                 to refinance any mortgage loan.

A BORROWER'S OTHER LOANS MAY
REDUCE THE CASH FLOW AVAILABLE
TO THE MORTGAGED PROPERTY
WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    One (1) of the mortgage loans, representing
                                 0.1% of the initial outstanding pool balance
                                 (and representing 0.1% of the initial
                                 outstanding loan group 1 balance), currently
                                 has additional financing in place that is
                                 secured by the mortgaged property or properties
                                 related to that mortgage loan.

                                      S-49

                                 Five (5) of the mortgage loans, representing
                                 4.7% of the initial outstanding pool balance
                                 (which include four (4) mortgage loans in loan
                                 group 1, representing 4.6% of the initial
                                 outstanding loan group 1 balance and one (1)
                                 mortgage loan in loan group 2, representing
                                 5.0% of the initial outstanding loan group 2
                                 balance), are secured by mortgaged properties
                                 that currently have additional financing in
                                 place that is not secured by that mortgaged
                                 property. With respect to Mortgage Loan Nos.
                                 32, 57, 73, 83 and 257, there is related
                                 mezzanine financing in the aggregate original
                                 principal amount of $2,000,000, $1,553,000,
                                 $680,000, $1,230,000 and $300,000,
                                 respectively. In general, borrowers that have
                                 not agreed to certain special purpose covenants
                                 in the related mortgage loan documents may have
                                 also incurred additional financing that is not
                                 secured by the mortgaged property.

                                 Six (6) of the mortgage loans, representing
                                 0.5% of the initial outstanding pool balance
                                 (and representing 0.5% of the initial
                                 outstanding loan group 1 balance), permit the
                                 borrower to enter into additional subordinate
                                 financing that is secured by the mortgaged
                                 property, provided that certain debt service
                                 coverage ratio and loan-to-value tests are
                                 satisfied as further discussed in this
                                 prospectus supplement under "Description of the
                                 Mortgage Pool--Material Terms and
                                 Characteristics of the Mortgage
                                 Loans--Subordinate and Other Financing."

                                 Thirty-three (33) of the mortgage loans,
                                 representing 16.7% of the initial outstanding
                                 pool balance (which include twenty-eight (28)
                                 mortgage loans in loan group 1, representing
                                 15.9% of the initial outstanding loan group 1
                                 balance, and five (5) mortgage loans in loan
                                 group 2, representing 22.9% of the initial
                                 outstanding loan group 2 balance), permit the
                                 borrower to enter into additional financing
                                 that is not secured by the related mortgaged
                                 property (or to retain unsecured debt existing
                                 at the time of the origination of that loan)
                                 and/or permit the owners of the borrower to
                                 enter into financing that is secured by a
                                 pledge of equity interests in the borrower. In
                                 general, borrowers that have not agreed to
                                 certain special purpose covenants in the
                                 related mortgage loan documents may also be
                                 permitted to incur additional financing that is
                                 not secured by the mortgaged property.

                                 One (1) of the mortgage loans, representing
                                 3.3% of the initial outstanding pool balance
                                 (and representing 3.7% of the initial
                                 outstanding loan group 1 balance), permits the
                                 borrower, to enter into (i) additional
                                 financing that is secured by the related
                                 mortgaged property and is payable pari passu
                                 with that mortgage loan and/or (ii) mezzanine
                                 financing, provided that certain debt service
                                 coverage ratio and loan-to-value tests are
                                 satisfied. With respect to Mortgage Loan No.
                                 31, additional secured pari passu or unsecured
                                 mezzanine financing is allowed provided the
                                 additional financing satisfies certain
                                 conditions, including (i) such indebtedness
                                 when added to then outstanding balance of the
                                 loan does not cause the loan-to-value to exceed
                                 75%, (ii) as of the date the financing is
                                 advanced, the underwriteable cash flow is equal
                                 to or greater than the underwriteable cash flow
                                 as of the closing date of the loan, (iii) the
                                 additional debt lender enters into an
                                 acceptable intercreditor agreement, and (iv)
                                 delivery of a rating agency confirmation of no
                                 withdrawal or downgrade of the ratings of the
                                 REMIC securities on account of that additional
                                 debt.

                                      S-50

                                 We make no representation as to whether any
                                 other secured subordinate financing currently
                                 encumbers any mortgaged property or whether a
                                 third-party holds debt secured by a pledge of
                                 equity ownership interests in a related
                                 borrower. Debt that is incurred by the owner of
                                 equity in one or more borrowers and is secured
                                 by a guaranty of the borrower or by a pledge of
                                 the equity ownership interests in those
                                 borrowers effectively reduces the equity
                                 owners' economic stake in the related mortgaged
                                 property. The existence of such debt may reduce
                                 cash flow on the related borrower's mortgaged
                                 property after the payment of debt service and
                                 may increase the likelihood that the owner of a
                                 borrower will permit the value or income
                                 producing potential of a mortgaged property to
                                 suffer by not making capital infusions to
                                 support the mortgaged property.

                                 Generally, all of the mortgage loans also
                                 permit the related borrower to incur other
                                 unsecured indebtedness, including but not
                                 limited to trade payables, in the ordinary
                                 course of business and to incur indebtedness
                                 secured by equipment or other personal property
                                 located at the mortgaged property.

                                 When a mortgage loan borrower, or its
                                 constituent members, also has one or more other
                                 outstanding loans, even if the loans are
                                 subordinated or are mezzanine loans not
                                 directly secured by the mortgaged property, the
                                 trust is subjected to certain risks. For
                                 example, the borrower may have difficulty
                                 servicing and repaying multiple loans. Also,
                                 the existence of another loan generally will
                                 make it more difficult for the borrower to
                                 obtain refinancing of the mortgage loan and may
                                 thus jeopardize the borrower's ability to repay
                                 any balloon payment due under the mortgage loan
                                 at maturity or to repay the mortgage loan on
                                 its anticipated repayment date. Moreover, the
                                 need to service additional debt may reduce the
                                 cash flow available to the borrower to operate
                                 and maintain the mortgaged property.

                                 Additionally, if the borrower, or its
                                 constituent members, are obligated to another
                                 lender, actions taken by other lenders could
                                 impair the security available to the trust. If
                                 a junior lender files an involuntary bankruptcy
                                 petition against the borrower, or the borrower
                                 files a voluntary bankruptcy petition to stay
                                 enforcement by a junior lender, the trust's
                                 ability to foreclose on the property will be
                                 automatically stayed, and principal and
                                 interest payments might not be made during the
                                 course of the bankruptcy case. The bankruptcy
                                 of a junior lender also may operate to stay
                                 foreclosure by the trust.

                                 Further, if another loan secured by the
                                 mortgaged property is in default, the other
                                 lender may foreclose on the mortgaged property,
                                 absent an agreement to the contrary, thereby
                                 causing a delay in payments and/or an
                                 involuntary repayment of the mortgage loan
                                 prior to maturity. The trust may also be
                                 subject to the costs and administrative burdens
                                 of involvement in foreclosure proceedings or
                                 related litigation.

                                 Even if a subordinate lender has agreed not to
                                 take any direct actions with respect to the
                                 related subordinate debt, including any actions
                                 relating to the bankruptcy of the borrower, and
                                 that the holder of the mortgage loan will have
                                 all rights to direct all such actions, there
                                 can be no assurance that in the event of the
                                 borrower's bankruptcy, a court will enforce
                                 such restrictions against a subordinate lender.

                                      S-51

                                 For further information with respect to
                                 subordinate and other financing, see Appendix
                                 II.

BANKRUPTCY PROCEEDINGS
RELATING TO A BORROWER CAN
RESULT IN DISSOLUTION OF THE
BORROWER AND THE ACCELERATION
OF THE RELATED MORTGAGE LOAN
AND CAN OTHERWISE ADVERSELY
IMPACT REPAYMENT OF THE
RELATED MORTGAGE LOAN            Under the federal bankruptcy code, the filing
                                 of a bankruptcy petition by or against a
                                 borrower will stay the commencement or
                                 continuation of a foreclosure action. In
                                 addition, if a court determines that the value
                                 of the mortgaged property is less than the
                                 principal balance of the mortgage loan it
                                 secures, the court may reduce the amount of
                                 secured indebtedness to the then current value
                                 of the mortgaged property. Such an action would
                                 make the lender a general unsecured creditor
                                 for the difference between the then current
                                 value and the amount of its outstanding
                                 mortgage indebtedness. A bankruptcy court also
                                 may:

                                 o    grant a debtor a reasonable time to cure a
                                      payment default on a mortgage loan;

                                 o    reduce monthly payments due under a
                                      mortgage loan;

                                 o    change the rate of interest due on a
                                      mortgage loan; or

                                 o    otherwise alter the mortgage loan's
                                      repayment schedule.

                                 Additionally, the trustee of the borrower's
                                 bankruptcy or the borrower, as
                                 debtor-in-possession, has special powers to
                                 avoid, subordinate or disallow debts. In some
                                 circumstances, the claims of the mortgage
                                 lender may be subordinated to financing
                                 obtained by a debtor-in-possession subsequent
                                 to its bankruptcy.

                                 The filing of a bankruptcy petition will also
                                 stay the lender from enforcing a borrower's
                                 assignment of rents and leases. The federal
                                 bankruptcy code also may interfere with the
                                 trustee's ability to enforce any lockbox
                                 requirements. The legal proceedings necessary
                                 to resolve these issues can be time consuming
                                 and costly and may significantly delay or
                                 reduce the lender's receipt of rents. A
                                 bankruptcy court may also permit rents
                                 otherwise subject to an assignment and/or
                                 lock-box arrangement to be used by the borrower
                                 to maintain the mortgaged property or for other
                                 court authorized expenses.

                                 As a result of the foregoing, the recovery with
                                 respect to borrowers in bankruptcy proceedings
                                 may be significantly delayed, and the aggregate
                                 amount ultimately collected may be
                                 substantially less than the amount owed.

                                 A number of the borrowers under the mortgage
                                 loans are limited or general partnerships.
                                 Under some circumstances, the bankruptcy of a
                                 general partner of the partnership may result
                                 in the dissolution of that partnership. The
                                 dissolution of a borrower partnership, the
                                 winding up of its affairs and the distribution
                                 of its assets could result in an early
                                 repayment of the related mortgage loan.

                                      S-52

BANKRUPTCY OR OTHER
PROCEEDINGS RELATED TO THE
SPONSOR OF A BORROWER MAY
ADVERSELY AFFECT THE
PERFORMANCE OF THE RELATED
MORTGAGE LOAN                    Certain of the mortgage loans may have sponsors
                                 that have previously filed bankruptcy or been
                                 subject to foreclosure actions, which in some
                                 cases may have involved the same property that
                                 currently secures the mortgage loan. In each
                                 case, the related entity or person has emerged
                                 from bankruptcy or is not permitted to directly
                                 or indirectly manage the related borrower.
                                 However, we cannot assure you that such
                                 sponsors will not be more likely than other
                                 sponsors to utilize their rights in bankruptcy
                                 in the event of any threatened action by the
                                 mortgagee to enforce its rights under the
                                 related loan documents.

BORROWERS THAT ARE NOT
SPECIAL PURPOSE ENTITIES
MAY BE MORE LIKELY TO FILE
BANKRUPTCY PETITIONS AND THIS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             While many of the borrowers have agreed to
                                 certain special purpose covenants to limit the
                                 bankruptcy risk arising from activities
                                 unrelated to the operation of the property,
                                 some borrowers are not special purpose
                                 entities, and these borrowers and their owners
                                 generally do not have an independent director
                                 whose consent would be required to file a
                                 bankruptcy petition on behalf of that borrower.
                                 One of the purposes of an independent director
                                 is to avoid a bankruptcy petition filing that
                                 is intended solely to benefit a borrower's
                                 affiliate and is not justified by the
                                 borrower's own economic circumstances.
                                 Borrowers that are not special purpose entities
                                 may be more likely to file or be subject to
                                 voluntary or involuntary bankruptcy petitions
                                 with the effects set forth above.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT            The successful operation of a real estate
                                 project depends upon the property manager's
                                 performance and viability. The property manager
                                 is generally responsible for:

                                 o    responding to changes in the local market;

                                 o    planning and implementing the rental
                                      structure;

                                 o    operating the property and providing
                                      building services;

                                 o    managing operating expenses; and

                                 o    assuring that maintenance and capital
                                      improvements are carried out in a timely
                                      fashion.

                                 Properties deriving revenues primarily from
                                 short-term sources are generally more
                                 management-intensive than properties leased to
                                 creditworthy tenants under long-term leases.

                                 A property manager, by controlling costs,
                                 providing appropriate service to tenants and
                                 seeing to property maintenance and general
                                 upkeep, can improve cash flow, reduce vacancy,
                                 leasing and repair costs and preserve building
                                 value. On the other hand, management errors
                                 can, in

                                      S-53

                                 some cases, impair short-term cash flow and the
                                 long-term viability of an income producing
                                 property.

                                 We make no representation or warranty as to the
                                 skills of any present or future managers of the
                                 mortgaged properties. Additionally, we cannot
                                 assure you that the property managers will be
                                 in a financial condition to fulfill their
                                 management responsibilities throughout the
                                 terms of their respective management
                                 agreements.

PROVISIONS REQUIRING YIELD
MAINTENANCE CHARGES OR
DEFEASANCE PROVISIONS MAY NOT
BE ENFORCEABLE                   Provisions requiring yield maintenance charges
                                 or lock-out periods may not be enforceable in
                                 some states and under federal bankruptcy law.
                                 Provisions requiring yield maintenance charges
                                 also may be interpreted as constituting the
                                 collection of interest for usury purposes.
                                 Accordingly, we cannot assure you that the
                                 obligation to pay any yield maintenance charge
                                 will be enforceable. Also, we cannot assure you
                                 that foreclosure proceeds will be sufficient to
                                 pay an enforceable yield maintenance charge.

                                 Additionally, although collateral substitution
                                 provisions related to defeasance do not have
                                 the same effect on the certificateholders as
                                 prepayment, we cannot assure you that a court
                                 would not interpret those provisions as
                                 requiring a yield maintenance charge. In
                                 certain jurisdictions, collateral substitution
                                 provisions might be deemed unenforceable under
                                 applicable law or public policy, or usurious.

THE ABSENCE OF LOCKBOXES
ENTAILS RISKS THAT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Most of the mortgage loans in the trust do not
                                 require the related borrower to cause rent and
                                 other payments to be made into a lockbox
                                 account maintained on behalf of the mortgagee.
                                 If rental payments are not required to be made
                                 directly into a lockbox account, there is a
                                 risk that the borrower will divert such funds
                                 for other purposes.

ENFORCEABILITY OF
CROSS-COLLATERALIZATION
PROVISIONS MAY BE CHALLENGED
AND THE BENEFITS OF THESE
PROVISIONS MAY OTHERWISE BE
LIMITED AND MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Sixteen (16) groups of either
                                 cross-collateralized or multi-property mortgage
                                 loans, representing 8.7% of the initial
                                 outstanding pool balance (which include fifteen
                                 (15) groups of mortgage loans in loan group 1,
                                 representing 9.1% of the initial outstanding
                                 loan group 1 balance, and one (1) group of
                                 mortgage loans in loan group 2, representing
                                 5.5% of the initial outstanding loan group 2
                                 balance), are secured by multiple real
                                 properties, through cross-collateralization
                                 with other mortgage loans or otherwise. These
                                 arrangements attempt to reduce the risk that
                                 one mortgaged real property may not generate
                                 enough net operating income to pay debt
                                 service. However, arrangements of this type
                                 involving more than one borrower (i.e., in the
                                 case of cross-collateralized mortgage loans)
                                 could be challenged as a fraudulent conveyance
                                 if:

                                      S-54

                                 o    one of the borrowers were to become a
                                      debtor in a bankruptcy case, or were to
                                      become subject to an action brought by one
                                      or more of its creditors outside a
                                      bankruptcy case;

                                 o    the related borrower did not receive fair
                                      consideration or reasonably equivalent
                                      value in exchange for allowing its
                                      mortgaged real property to be encumbered;
                                      and

                                 o    at the time the lien was granted, the
                                      borrower was (i) insolvent, (ii)
                                      inadequately capitalized or (iii) unable
                                      to pay its debts.

                                 Furthermore, when multiple real properties
                                 secure a mortgage loan or group of
                                 cross-collateralized mortgage loans, the amount
                                 of the mortgage encumbering any particular one
                                 of those properties may be less than the full
                                 amount of the related mortgage loan or group of
                                 cross-collateralized mortgage loans, generally,
                                 to minimize recording tax. This mortgage amount
                                 may equal the appraised value or allocated loan
                                 amount for the mortgaged real property and will
                                 limit the extent to which proceeds from the
                                 property will be available to offset declines
                                 in value of the other properties securing the
                                 same mortgage loan or group of
                                 cross-collateralized mortgage loans.

                                 Moreover, one (1) group of multi-property
                                 mortgage loans, representing 4.1% of the
                                 initial outstanding pool balance (and
                                 representing 4.6% of the initial outstanding
                                 loan group 1 balance), is secured by mortgaged
                                 properties located in various states.
                                 Foreclosure actions are brought in state court
                                 and the courts of one state cannot exercise
                                 jurisdiction over property in another state.
                                 Upon a default under any of these mortgage
                                 loans, it may not be possible to foreclose on
                                 the related mortgaged real properties
                                 simultaneously.

RESERVES TO FUND CAPITAL
EXPENDITURES MAY BE
INSUFFICIENT AND THIS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Although many of the mortgage loans require
                                 that funds be put aside for specific reserves,
                                 certain mortgage loans do not require any
                                 reserves. Furthermore, we cannot assure you
                                 that any reserve amounts will be sufficient to
                                 cover the actual costs of the items for which
                                 the reserves were established. We also cannot
                                 assure you that cash flow from the properties
                                 will be sufficient to fully fund the ongoing
                                 monthly reserve requirements.

INADEQUACY OF TITLE INSURERS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES

                                 Title insurance for a mortgaged property
                                 generally insures a lender against risks
                                 relating to a lender not having a first lien
                                 with respect to a mortgaged property, and in
                                 some cases can insure a lender against specific
                                 other risks. The protection afforded by title
                                 insurance depends on the ability of the title
                                 insurer to pay claims made upon it. We cannot
                                 assure you that:

                                 o    a title insurer will have the ability to
                                      pay title insurance claims made upon it;

                                 o    the title insurer will maintain its
                                      present financial strength; or

                                      S-55

                                 o    a title insurer will not contest claims
                                      made upon it.

MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS THAT ARE
NOT IN COMPLIANCE WITH ZONING
AND BUILDING CODE REQUIREMENTS
AND USE RESTRICTIONS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Noncompliance with zoning and building codes
                                 may cause the borrower to experience cash flow
                                 delays and shortfalls that would reduce or
                                 delay the amount of proceeds available for
                                 distributions on your certificates. The
                                 mortgage loan sellers have taken steps to
                                 establish that the use and operation of the
                                 mortgaged properties securing the mortgage
                                 loans are in compliance in all material
                                 respects with all applicable zoning, land-use
                                 and building ordinances, rules, regulations,
                                 and orders. Evidence of this compliance may be
                                 in the form of legal opinions, confirmations
                                 from government officials, title policy
                                 endorsements and/or representations by the
                                 related borrower in the related mortgage loan
                                 documents. These steps may not have revealed
                                 all possible violations.

                                 Some violations of zoning, land use and
                                 building regulations may be known to exist at
                                 any particular mortgaged property, but the
                                 mortgage loan sellers generally do not consider
                                 those defects known to them to be material. In
                                 some cases, the use, operation and/or structure
                                 of a mortgaged property constitutes a permitted
                                 nonconforming use and/or structure as a result
                                 of changes in zoning laws after those mortgaged
                                 properties were constructed and the structure
                                 may not be rebuilt to its current state or be
                                 used for its current purpose if a material
                                 casualty event were to occur or, in certain
                                 cases, if the property ceases operations for a
                                 predetermined length of time. Insurance
                                 proceeds may not be sufficient to pay the
                                 mortgage loan in full if a material casualty
                                 event were to occur, or the mortgaged property,
                                 as rebuilt for a conforming use, may not
                                 generate sufficient income to service the
                                 mortgage loan and the value of the mortgaged
                                 property or its revenue producing potential may
                                 not be the same as it was before the casualty.
                                 If a mortgaged property could not be rebuilt to
                                 its current state or its current use were no
                                 longer permitted due to building violations or
                                 changes in zoning or other regulations, then
                                 the borrower might experience cash flow delays
                                 and shortfalls or be subject to penalties that
                                 would reduce or delay the amount of proceeds
                                 available for distributions on your
                                 certificates.

                                 Certain mortgaged properties may be subject to
                                 use restrictions pursuant to reciprocal
                                 easement or operating agreements which could
                                 limit the borrower's right to operate certain
                                 types of facilities within a prescribed radius.
                                 These limitations could adversely affect the
                                 ability of the borrower to lease the mortgaged
                                 property on favorable terms.

CONDEMNATIONS WITH RESPECT TO
MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                From time to time, there may be condemnations
                                 pending or threatened against one or more of
                                 the mortgaged properties. There can be no

                                      S-56

                                 assurance that the proceeds payable in
                                 connection with a total condemnation will be
                                 sufficient to restore the related mortgaged
                                 property or to satisfy the remaining
                                 indebtedness of the related mortgage loan. The
                                 occurrence of a partial condemnation may have a
                                 material adverse effect on the continued use of
                                 the affected mortgaged property, or on an
                                 affected borrower's ability to meet its
                                 obligations under the related mortgage loan.
                                 Therefore, we cannot assure you that the
                                 occurrence of any condemnation will not have a
                                 negative impact upon the distributions on your
                                 certificates.

IMPACT OF TERRORIST ATTACKS
AND MILITARY OPERATIONS ON THE
FINANCIAL MARKETS AND YOUR
INVESTMENT                       On September 11, 2001, the United States was
                                 subjected to multiple terrorist attacks,
                                 resulting in the loss of many lives and massive
                                 property damage and destruction in New York
                                 City, the Washington, D.C. area and
                                 Pennsylvania. In its aftermath, there was
                                 considerable uncertainty in the world financial
                                 markets. It is impossible to predict whether,
                                 or the extent to which, future terrorist
                                 activities may occur in the United States.
                                 According to publicly available reports, the
                                 financial markets have in the past responded to
                                 the uncertainty with regard to the scope,
                                 nature and timing of current and possible
                                 future military responses led by the United
                                 States, as well as to the disruptions in air
                                 travel, substantial losses reported by various
                                 companies including airlines, insurance
                                 providers and aircraft makers, the need for
                                 heightened security across the country and
                                 decreases in consumer confidence that can cause
                                 a general slowdown in economic growth.

                                 It is impossible to predict the duration of the
                                 current military involvement of the United
                                 States in Iraq or Afghanistan and whether the
                                 United States will be involved in any other
                                 future military actions. The continued presence
                                 of United States military personnel in Iraq and
                                 Afghanistan may prompt further terrorist
                                 attacks against the United States.

                                 It is uncertain what effects the aftermath of
                                 the military operations of the United States in
                                 Iraq, any future terrorist activities in the
                                 United States or abroad and/or any consequent
                                 actions on the part of the United States
                                 Government and others, including military
                                 action, will have on: (a) United States and
                                 world financial markets, (b) local, regional
                                 and national economies, (c) real estate markets
                                 across the United States, (d) particular
                                 business segments, including those that are
                                 important to the performance of the mortgaged
                                 properties that secure the mortgage loans
                                 and/or (e) insurance costs and the availability
                                 of insurance coverage for terrorist acts,
                                 particularly for large mortgaged properties,
                                 which could adversely affect the cash flow at
                                 those mortgaged properties. In particular, the
                                 decrease in air travel may have a negative
                                 effect on certain of the mortgaged properties,
                                 including hotel mortgaged properties and those
                                 mortgaged properties in tourist areas which
                                 could reduce the ability of those mortgaged
                                 properties to generate cash flow. As a result,
                                 the ability of the mortgaged properties to
                                 generate cash flow may be adversely affected.
                                 These disruptions and uncertainties could
                                 materially and adversely affect the value of,
                                 and your ability to resell, your certificates.

                                      S-57

IMPACT OF HURRICANE KATRINA,
HURRICANE RITA AND HURRICANE
WILMA ON THE MORTGAGE LOANS
AND YOUR INVESTMENT              The damage caused by Hurricane Katrina,
                                 Hurricane Rita and Hurricane Wilma in coastal
                                 areas of Alabama, Florida, Louisiana,
                                 Mississippi and Texas in August, September and
                                 October 2005 may adversely affect certain of
                                 the mortgage loans. As of the cut-off date,
                                 forty-seven 47 of the mortgaged properties,
                                 securing mortgage loans representing 10.7% of
                                 the initial outstanding pool balance, are
                                 located in Alabama, Florida, Louisiana,
                                 Mississippi or Texas. Although it is too soon
                                 to assess the full impact of Hurricane Katrina,
                                 Hurricane Rita and Hurricane Wilma on the
                                 United States and local economies, in the short
                                 term the effects of the storm are expected to
                                 have a material adverse effect on the local
                                 economies and income producing real estate in
                                 the affected areas. Areas affected by Hurricane
                                 Katrina, Hurricane Rita or Hurricane Wilma have
                                 suffered severe flooding, wind and water
                                 damage, forced evacuations, lawlessness,
                                 contamination, gas leaks and fire and
                                 environmental damage. The devastation caused by
                                 Hurricane Katrina, Hurricane Rita and Hurricane
                                 Wilma could lead to a general economic
                                 downturn, including increased oil prices, loss
                                 of jobs, regional disruptions in travel,
                                 transportation and tourism and a decline in
                                 real-estate related investments, in particular,
                                 in the areas most directly damaged by the
                                 storms. Specifically, there can be no assurance
                                 that displaced residents of the affected areas
                                 will return, that the economies in the affected
                                 areas will recover sufficiently to support
                                 income producing real estate at pre-storm
                                 levels or that the costs of clean-up will not
                                 have a material adverse effect on the national
                                 economy. Additionally, the standard all-risk
                                 insurance policies which borrowers under the
                                 mortgage loans are required to maintain
                                 typically do not cover flood damage. Although
                                 certain mortgage loans may require borrowers to
                                 maintain additional flood insurance, there can
                                 be no assurance that the additional insurance
                                 will be sufficient to cover damage to a
                                 mortgaged property in a heavily flooded area,
                                 such as New Orleans, Louisiana. Because of the
                                 difficulty in obtaining information about the
                                 affected areas and the mortgaged properties in
                                 these areas, it is not possible at this time to
                                 make a complete assessment of the severity of
                                 loss, the availability of insurance coverage to
                                 cover these losses and the extent and expected
                                 duration of the effects of Hurricane Katrina,
                                 Hurricane Rita and Hurricane Wilma on the
                                 mortgaged properties, the southeast states and
                                 on the United States as a whole.

THE ABSENCE OF OR INADEQUACY
OF INSURANCE COVERAGE ON THE
PROPERTY MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    The mortgaged properties may suffer casualty
                                 losses due to risks that are not covered by
                                 insurance (including acts of terrorism) or for
                                 which insurance coverage is not adequate or
                                 available at commercially reasonable rates. In
                                 addition, some of the mortgaged properties are
                                 located in California and in other coastal
                                 areas of certain states, which are areas that
                                 have historically been at greater risk of acts
                                 of nature, including earthquakes, fires,
                                 hurricanes and floods. The mortgage loans
                                 generally do not require borrowers to maintain
                                 earthquake, hurricane or flood insurance and we
                                 cannot assure you that borrowers will attempt
                                 or be able to obtain adequate insurance against
                                 those risks. If a borrower does not have
                                 insurance against those risks and a casualty
                                 occurs at a mortgaged property, the borrower
                                 may be unable to

                                      S-58

                                 generate income from the mortgaged property in
                                 order to make payments on the related mortgage
                                 loan.

                                 Moreover, if reconstruction or major repairs
                                 are required following a casualty, changes in
                                 laws that have occurred since the time of
                                 original construction may materially impair the
                                 borrower's ability to effect the reconstruction
                                 or major repairs or may materially increase
                                 their cost.

                                 As a result of these factors, the amount
                                 available to make distributions on your
                                 certificates could be reduced.

                                 In light of the September 11, 2001 terrorist
                                 attacks in New York City, the Washington, D.C.
                                 area and Pennsylvania, the comprehensive
                                 general liability and business interruption or
                                 rent loss insurance policies required by
                                 typical mortgage loans, which are generally
                                 subject to periodic renewals during the term of
                                 the related mortgage loans, have been affected.
                                 To give time for private markets to develop a
                                 pricing mechanism and to build capacity to
                                 absorb future losses that may occur due to
                                 terrorism, on November 26, 2002 the Terrorism
                                 Risk Insurance Act of 2002 was enacted, which
                                 established the Terrorism Insurance Program.
                                 The Terrorism Insurance Program is administered
                                 by the Secretary of the Treasury and through
                                 December 31, 2005 will provide some financial
                                 assistance from the United States Government to
                                 insurers in the event of another terrorist
                                 attack that results in an insurance claim. The
                                 program applies to United States risks only and
                                 to acts that are committed by an individual or
                                 individuals acting on behalf of a foreign
                                 person or foreign interest as an effort to
                                 influence or coerce United States civilians or
                                 the United States Government.

                                 The Treasury Department will establish
                                 procedures for the program under which the
                                 federal share of compensation will be equal to
                                 90 percent of that portion of insured losses
                                 that exceeds an applicable insurer deductible
                                 required to be paid during each program year.
                                 The federal share in the aggregate in any
                                 program year may not exceed $100 billion (and
                                 the insurers will not be liable for any amount
                                 that exceeds this cap).

                                 Through December 2005, insurance carriers are
                                 required under the program to provide terrorism
                                 coverage in their basic "all-risk" policies.
                                 Any commercial property and casualty terrorism
                                 insurance exclusion that was in force on
                                 November 26, 2002 is automatically voided to
                                 the extent that it excludes losses that would
                                 otherwise be insured losses. Any state approval
                                 of those types of exclusions in force on
                                 November 26, 2002 are also voided.

                                 The Terrorism Insurance Program required that
                                 each insurer for policies in place prior to
                                 November 26, 2002 provide its insured with a
                                 statement of the proposed premiums for
                                 terrorism coverage, identifying the portion of
                                 the risk that the federal government will
                                 cover, within 90 days after November 26, 2002.
                                 Insured then had 30 days to accept the
                                 continued coverage and pay the premium. If an
                                 insured did not pay the premium, insurance for
                                 acts of terrorism may have been excluded from
                                 the policy. All policies for insurance issued
                                 after November 26, 2002 must make similar
                                 disclosure. The Terrorism Risk Insurance Act of
                                 2002 does not require insured to purchase the
                                 coverage and does not stipulate the pricing of
                                 the coverage.

                                      S-59

                                 The Terrorism Risk Insurance Act of 2002
                                 expires on December 31, 2005. There can be no
                                 assurance that it will be extended or that upon
                                 its expiration the program will be renewed or
                                 that subsequent terrorism insurance legislation
                                 will be passed. In fact, the Secretary of the
                                 Treasury announced on June 30, 2005 that it is
                                 opposed to an extension of the Terrorism Risk
                                 Insurance Act of 2002 in its current form.

                                 It is likely, if the Terrorism Risk Insurance
                                 Act of 2002 is not extended or renewed, that
                                 premiums for terrorism insurance coverage will
                                 increase and may not be available at
                                 commercially reasonable rates and/or the terms
                                 of that type of insurance may be materially
                                 amended to enlarge stated exclusions or to
                                 otherwise effectively decrease the scope of
                                 coverage available (perhaps to the point where
                                 it is effectively not available). In addition,
                                 to the extent that any policies contain "sunset
                                 clauses" (i.e., clauses that void terrorism
                                 coverage if the federal insurance backstop
                                 program is not renewed), then those policies
                                 may cease to provide terrorism insurance upon
                                 the expiration of the Terrorism Risk Insurance
                                 Act of 2002.

                                 Furthermore, because this program has only been
                                 recently passed into law, there can be no
                                 assurance that it or state legislation will
                                 substantially lower the cost of obtaining
                                 terrorism insurance. Because it is a temporary
                                 program, there is no assurance that it will
                                 create any long-term changes in the
                                 availability and cost of insurance.

                                 To the extent that uninsured or underinsured
                                 casualty losses occur with respect to the
                                 related mortgaged properties, losses on
                                 mortgage loans may result. In addition, the
                                 failure to maintain that type of insurance may
                                 constitute a default under a mortgage loan,
                                 which could result in the acceleration and
                                 foreclosure of that mortgage loan.
                                 Alternatively, the increased costs of
                                 maintaining that type of insurance could have
                                 an adverse effect on the financial condition of
                                 the mortgage loan borrowers.

                                 Certain of the mortgage loans are secured by
                                 mortgaged properties that are not insured for
                                 acts of terrorism. If those casualty losses are
                                 not covered by standard casualty insurance
                                 policies, then in the event of a casualty from
                                 an act of terrorism, the amount available to
                                 make distributions on your certificates could
                                 be reduced.

CLAIMS UNDER BLANKET INSURANCE
POLICIES MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    Some of the mortgaged properties are covered by
                                 blanket insurance policies which also cover
                                 other properties of the related borrower or its
                                 affiliates. In the event that those policies
                                 are drawn on to cover losses on such other
                                 properties, the amount of insurance coverage
                                 available under those policies may thereby be
                                 reduced and could be insufficient to cover each
                                 mortgaged property's insurable risks.

PROPERTY INSPECTIONS AND
ENGINEERING REPORTS MAY NOT
REFLECT ALL CONDITIONS THAT
REQUIRE REPAIR ON THE PROPERTY   Licensed engineers or consultants generally
                                 inspected the mortgaged properties and prepared
                                 engineering reports in connection with the
                                 origination or securitization of the mortgage
                                 loans to assess items such

                                      S-60

                                 as structure, exterior walls, roofing, interior
                                 construction, mechanical and electrical systems
                                 and general condition of the site, buildings
                                 and other improvements. However, we cannot
                                 assure you that all conditions requiring repair
                                 or replacement were identified. In those cases
                                 where a material condition was disclosed, that
                                 condition has been or is required to be
                                 remedied to the mortgage loan seller's
                                 satisfaction, or funds as deemed necessary by
                                 the mortgage loan seller, or the related
                                 engineer or consultant have been reserved to
                                 remedy the material condition. No additional
                                 property inspections were conducted by us in
                                 connection with the issuance of the
                                 certificates.

APPRAISALS MAY INACCURATELY
REFLECT THE VALUE OF THE
MORTGAGED PROPERTIES             An appraisal certified by the applicable
                                 appraiser to be in compliance with FIRREA was
                                 conducted in respect of all but one mortgaged
                                 property in connection with the origination or
                                 securitization of the related mortgage loan.
                                 The resulting estimates of value are the basis
                                 of the cut-off date and maturity date
                                 loan-to-value ratios referred to in this
                                 prospectus supplement. Those estimates
                                 represent the analysis and opinion of the
                                 person performing the appraisal or market
                                 analysis and are not guarantees of present or
                                 future values. The appraiser may have reached a
                                 different conclusion of value than the
                                 conclusion that would be reached by a different
                                 appraiser appraising the same property.
                                 Moreover, the values of the mortgaged
                                 properties may have changed significantly since
                                 the appraisal or market study was performed. In
                                 addition, appraisals seek to establish the
                                 amount a typically motivated buyer would pay a
                                 typically motivated seller. That amount could
                                 be significantly higher than the amount
                                 obtained from the sale of a mortgaged property
                                 under a distress or liquidation sale. The
                                 estimates of value reflected in the appraisals
                                 and the related loan-to-value ratios are
                                 presented for illustrative purposes only in
                                 Appendix I and Appendix II to this prospectus
                                 supplement. In each case the estimate presented
                                 is the one set forth in the most recent
                                 appraisal available to us as of the cut-off
                                 date, although we generally have not obtained
                                 updates to the appraisals. In certain cases,
                                 the appraised value may be an "as-stabilized"
                                 value rather than an "as-is" value and as such,
                                 may be subject to assumptions of certain future
                                 conditions, such as an increased leased
                                 percentage. There is no assurance that the
                                 appraised values indicated accurately reflect
                                 past, present or future market values of the
                                 mortgaged properties.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY CAUSE
INCREASED POOL CONCENTRATION,
WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    As principal payments or prepayments are made
                                 on mortgage loans, the remaining mortgage pool
                                 may be subject to increased concentrations of
                                 property types, geographic locations and other
                                 pool characteristics of the mortgage loans and
                                 the mortgaged properties, some of which may be
                                 unfavorable. Classes of certificates that have
                                 a lower payment priority are more likely to be
                                 exposed to this concentration risk than are
                                 certificate classes with a higher payment
                                 priority. This occurs because realized losses
                                 are allocated to the class outstanding at any
                                 time with the lowest payment priority and
                                 principal on the certificates entitled to
                                 principal is generally payable in sequential
                                 order or alphabetical order

                                      S-61

                                 (provided that the Class A-M Certificates will
                                 be senior in right to the Class A-J
                                 Certificates), with those classes generally not
                                 being entitled to receive principal until the
                                 preceding class or classes entitled to receive
                                 principal have been retired.

SUBORDINATION OF SOME
CERTIFICATES MAY AFFECT THE
TIMING OF PAYMENTS AND THE
APPLICATION OF LOSSES ON YOUR
CERTIFICATES                     As described in this prospectus supplement, the
                                 rights of the holders of each class of
                                 subordinate certificates to receive payments of
                                 principal and interest otherwise payable on
                                 their certificates will be subordinated to
                                 those rights of the holders of the more senior
                                 certificates having an earlier alphabetical
                                 class designation (provided that the Class A-M
                                 Certificates will be senior in right to the
                                 Class A-J Certificates). Losses on the mortgage
                                 loans will be allocated to the Class S, Class
                                 Q, Class P, Class O, Class N, Class M, Class L,
                                 Class K, Class J, Class H, Class G, Class F,
                                 Class E, Class D, Class C, Class B, Class A-J
                                 and Class A-M Certificates, in that order,
                                 reducing amounts otherwise payable to each
                                 class. Any remaining losses would then be
                                 allocated or cause shortfalls to the Class A-1,
                                 Class A-1A, Class A-2, Class A-AB and Class A-3
                                 Certificates, pro rata, and, solely with
                                 respect to losses of interest, to the Class X
                                 Certificates, in proportion to the amounts of
                                 interest or principal distributable on those
                                 certificates.

THE OPERATION OF THE MORTGAGED
PROPERTY FOLLOWING FORECLOSURE
OF THE MORTGAGE LOAN MAY
AFFECT THE TAX STATUS OF THE
TRUST AND MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    If the trust acquires a mortgaged property as a
                                 result of a foreclosure or deed in lieu of
                                 foreclosure, the special servicer will
                                 generally retain an independent contractor to
                                 operate the property. Any net income from
                                 operations other than qualifying "rents from
                                 real property", or any rental income based on
                                 the net profits derived by any person from such
                                 property or allocable to a non-customary
                                 service, will subject the trust to a federal
                                 tax on such income at the highest marginal
                                 corporate tax rate, which is currently 35%,
                                 and, in addition, possible state or local tax.
                                 In this event, the net proceeds available for
                                 distribution on your certificates will be
                                 reduced. The special servicer may permit the
                                 trust to earn such above described "net income
                                 from foreclosure property" but only if it
                                 determines that the net after-tax benefit to
                                 certificateholders is greater than under
                                 another method of operating or leasing the
                                 mortgaged property. In addition, if the trust
                                 were to acquire one or more mortgaged
                                 properties pursuant to a foreclosure or deed in
                                 lieu of foreclosure, upon acquisition of those
                                 mortgaged properties, the trust may in certain
                                 jurisdictions, particularly in New York, be
                                 required to pay state or local transfer or
                                 excise taxes upon liquidation of such mortgaged
                                 properties. Such state or local taxes may
                                 reduce net proceeds available for distribution
                                 to the certificateholders.

                                      S-62

STATE LAWS APPLICABLE TO
FORECLOSURE ACTIONS MAY AFFECT
THE TIMING OF PAYMENTS ON YOUR
CERTIFICATES                     Some states, including California, have laws
                                 prohibiting more than one "judicial action" to
                                 enforce a mortgage obligation. Some courts have
                                 construed the term "judicial action" broadly.
                                 In the case of any mortgage loan secured by
                                 mortgaged properties located in multiple
                                 states, the master servicer or special servicer
                                 may be required to foreclose first on mortgaged
                                 properties located in states where these "one
                                 action" rules apply (and where non-judicial
                                 foreclosure is permitted) before foreclosing on
                                 properties located in states where judicial
                                 foreclosure is the only permitted method of
                                 foreclosure. As a result, the ability to
                                 realize upon the mortgage loans may be limited
                                 by the application of state laws.

THE BANKRUPTCY OR INSOLVENCY
OF ANY AFFILIATED BORROWERS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             Twenty-nine (29) groups of mortgage loans
                                 (which include twenty-five (25) groups of
                                 mortgage loans in loan group 1 and four (4)
                                 groups of mortgage loans in loan group 2), the
                                 three (3) largest of which represent 6.4%, 3.8%
                                 and 3.5%, respectively, of the initial
                                 outstanding pool balance, were made to
                                 borrowers that are affiliated through common
                                 ownership of partnership or other equity
                                 interests and where, in general, the related
                                 mortgaged properties are commonly managed. The
                                 related borrower concentrations of the 3
                                 largest groups in loan group 1 represent 7.1%,
                                 4.3% and 3.9%, respectively, of the initial
                                 outstanding loan group 1 balance, and the 3
                                 largest groups in group 2 represent 7.6%, 5.2%
                                 and 2.2% of the initial outstanding loan group
                                 2 balance or 15.3% and 15.0% of the initial
                                 outstanding loan group 1 and loan group 2
                                 balance, as the case may be.

                                 The bankruptcy or insolvency of any such
                                 borrower or respective affiliate could have an
                                 adverse effect on the operation of all of the
                                 related mortgaged properties and on the ability
                                 of the related mortgaged properties to produce
                                 sufficient cash flow to make required payments
                                 on the related mortgage loans. For example, if
                                 a person that owns or controls several
                                 mortgaged properties experiences financial
                                 difficulty at one such property, it could defer
                                 maintenance at one or more other mortgaged
                                 properties in order to satisfy current expenses
                                 with respect to the mortgaged property
                                 experiencing financial difficulty, or it could
                                 attempt to avert foreclosure by filing a
                                 bankruptcy petition that might have the effect
                                 of interrupting monthly payments for an
                                 indefinite period on all the related mortgage
                                 loans. Six (6) mortgage loans, representing
                                 5.7% of the initial outstanding pool balance
                                 (and representing 6.4% of the initial
                                 outstanding loan group 1 balance) are secured
                                 by mortgaged properties that have the same
                                 sponsor, Dr. David Y. Lee.

TENANT LEASES MAY HAVE
PROVISIONS THAT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                In certain jurisdictions, if tenant leases are
                                 subordinate to the liens created by the
                                 mortgage and do not contain attornment
                                 provisions which require the tenant to
                                 recognize a successor owner, following

                                      S-63

                                 foreclosure, as landlord under the lease, the
                                 leases may terminate upon the transfer of the
                                 property to a foreclosing lender or purchaser
                                 at foreclosure. Not all leases were reviewed to
                                 ascertain the existence of these provisions.
                                 Accordingly, if a mortgaged property is located
                                 in such a jurisdiction and is leased to one or
                                 more desirable tenants under leases that are
                                 subordinate to the mortgage and do not contain
                                 attornment provisions, that mortgaged property
                                 could experience a further decline in value if
                                 those tenants' leases were terminated. This is
                                 particularly likely if those tenants were
                                 paying above-market rents or could not be
                                 replaced.

                                 Some of the leases at the mortgaged properties
                                 securing the mortgage loans included in the
                                 trust may not be subordinate to the related
                                 mortgage. If a lease is not subordinate to a
                                 mortgage, the trust will not possess the right
                                 to dispossess the tenant upon foreclosure of
                                 the mortgaged property unless it has otherwise
                                 agreed with the tenant. If the lease contains
                                 provisions inconsistent with the mortgage, for
                                 example, provisions relating to application of
                                 insurance proceeds or condemnation awards, or
                                 which could affect the enforcement of the
                                 lender's rights, for example, a right of first
                                 refusal to purchase the property, the
                                 provisions of the lease will take precedence
                                 over the provisions of the mortgage.

                                 Additionally, with respect to certain of the
                                 mortgage loans, the related borrower may have
                                 granted certain tenants a right of first
                                 refusal in the event a sale is contemplated or
                                 a purchase option to purchase all or a portion
                                 of the mortgaged property. Those provisions, if
                                 not waived or subordinated, may impede the
                                 lender's ability to sell the related mortgaged
                                 property at foreclosure or adversely affect the
                                 foreclosure bid price.

TENANCIES IN COMMON MAY HINDER
RECOVERY                         Certain of the mortgage loans have borrowers
                                 that own, or in the future may own, the related
                                 mortgaged real properties as tenants-in-common.
                                 The bankruptcy, dissolution or action for
                                 partition by one or more of the
                                 tenants-in-common could result in an early
                                 repayment of the related mortgage loan, a
                                 significant delay in recovery against the
                                 tenant-in-common mortgagors, a material
                                 impairment in property management and a
                                 substantial decrease in the amount recoverable
                                 upon the related mortgage loan.

                                 Not all tenants-in-common for these types of
                                 mortgage loans will be special purpose
                                 entities. In general, with respect to a
                                 tenant-in-common ownership structure, each
                                 tenant-in-common owns an undivided share in the
                                 property and if a tenant-in-common desires to
                                 sell his interest in the property (and is
                                 unable to find a buyer or otherwise needs to
                                 force a partition), that tenant-in-common has
                                 the ability to request that a court order a
                                 sale of the property and distribute the
                                 proceeds to each tenant-in-common borrower
                                 proportionally.

LEGAL ACTION ARISING OUT OF
ORDINARY BUSINESS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                There may be pending or threatened legal
                                 actions, suits or proceedings against the
                                 borrowers and managers of the mortgaged
                                 properties and their respective affiliates
                                 arising out of their ordinary business. We

                                      S-64

                                 cannot assure you that any such actions, suits
                                 or proceedings would not have a material
                                 adverse effect on your certificates.

                                 The sponsor for four (4) mortgage loans (Opus
                                 Plaza, Maitland Promendade, One Chesterfield
                                 Place and Sixth Avenue West representing
                                 approximately 3.5% of the initial outstanding
                                 pool balance (and representing 3.9% of the
                                 initial outstanding loan group 1 balance) is
                                 Triple Net Properties, LLC ("Triple Net") or G
                                 REIT, Inc. and their affiliate, Triple Net
                                 Properties Realty, Inc., is the property
                                 manager for the related mortgaged properties.
                                 Triple Net has advised each related mortgage
                                 loan seller that the SEC has opened an
                                 investigation regarding certain of its
                                 activities. In its filing with the SEC, G REIT,
                                 Inc., an affiliate of Triple Net, indicated
                                 that the SEC has requested information relating
                                 to disclosure in securities offerings and
                                 exemptions from the registration requirements
                                 of the Securities Act of 1933, as amended, for
                                 the private offerings in which Triple Net and
                                 its affiliated entities were involved and
                                 exemptions from the registration requirements
                                 of the Securities Exchange Act of 1934, as
                                 amended, for several entities. In addition, the
                                 SEC has requested financial information
                                 regarding real estate investment trusts and
                                 other companies advised by Triple Net.

                                 In a recent filing with the SEC, G REIT, Inc.
                                 indicated that the information disclosed in
                                 connection with these securities offerings
                                 relating to the prior performance of all public
                                 and non-public investment programs sponsored by
                                 Triple Net contained certain errors. G REIT,
                                 Inc. reported that these errors included the
                                 following: (i) the prior performance tables
                                 included in the offering documents were stated
                                 to be presented on a GAAP basis but generally
                                 were not, (ii) a number of prior performance
                                 data figures were themselves erroneous, even as
                                 presented on a tax or cash basis, and (iii)
                                 with respect to certain programs sponsored by
                                 Triple Net, where Triple Net invested either
                                 alongside or in other programs sponsored by
                                 Triple Net, the nature and results of these
                                 investments were not fully and accurately
                                 disclosed in the tables resulting in an
                                 overstatement of Triple Net's program and
                                 aggregate portfolio operating results. We
                                 cannot assure you that G REIT, Inc. or Triple
                                 Net will be able to adequately address these
                                 disclosure issues or that these investigations
                                 will not result in fines, penalties or
                                 administrative remedies or otherwise have an
                                 adverse effect on the performance, operations
                                 or financial condition of G REIT, Inc. or
                                 Triple Net. In addition, we cannot assure you
                                 that if litigation were to commence or
                                 securityholders were to assert claims related
                                 to the foregoing, it would not have a material
                                 adverse effect on your investment.

RISKS RELATING TO COMPLIANCE
WITH THE AMERICANS WITH
DISABILITIES ACT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Under the Americans with Disabilities Act of
                                 1990, public accommodations are required to
                                 meet certain federal requirements related to
                                 access and use by disabled persons. Borrowers
                                 may incur costs complying with the Americans
                                 with Disabilities Act. In addition,
                                 noncompliance could result in the imposition of
                                 fines by the federal government or an award of
                                 damages to private litigants. If a borrower
                                 incurs these costs or fines, the amount
                                 available to pay debt service would be reduced.

                                      S-65

CONFLICTS OF INTEREST MAY HAVE
AN ADVERSE EFFECT ON YOUR
CERTIFICATES                     Conflicts between various certificateholders.
                                 The special servicer is given considerable
                                 latitude in determining whether and in what
                                 manner to liquidate or modify defaulted
                                 mortgage loans. The operating adviser will have
                                 the right to replace the special servicer upon
                                 satisfaction of certain conditions set forth in
                                 the Pooling and Servicing Agreement. At any
                                 given time, the operating adviser will be
                                 controlled generally by the holders of the most
                                 subordinate, or, if its certificate principal
                                 balance is less than 25% of its original
                                 certificate balance, the next most subordinate,
                                 class of certificates, that is, the controlling
                                 class, outstanding from time to time, and those
                                 holders may have interests in conflict with
                                 those of the holders of the other certificates.
                                 For instance, the holders of certificates of
                                 the controlling class might desire to mitigate
                                 the potential for loss to that class from a
                                 troubled mortgage loan by deferring enforcement
                                 in the hope of maximizing future proceeds.
                                 However, the interests of the trust may be
                                 better served by prompt action, since delay
                                 followed by a market downturn could result in
                                 less proceeds to the trust than would have been
                                 realized if earlier action had been taken. In
                                 general, no servicer is required to act in a
                                 manner more favorable to the offered
                                 certificates than to the non-offered
                                 certificates.

                                 The master servicer, the primary servicer, the
                                 special servicer or an affiliate of any of them
                                 may acquire certain of the most subordinated
                                 certificates, including those of the initial
                                 controlling class. Under such circumstances,
                                 the master servicer, the primary servicer and
                                 the special servicer may have interests that
                                 conflict with the interests of the other
                                 holders of the certificates. However, the
                                 Pooling and Servicing Agreement and the primary
                                 servicing agreement each provide that the
                                 mortgage loans are to be serviced in accordance
                                 with the servicing standard and without regard
                                 to ownership of any certificates by the master
                                 servicer, the primary servicer or the special
                                 servicer, as applicable. The initial special
                                 servicer under the Pooling and Servicing
                                 Agreement will be ARCap Servicing, Inc.; the
                                 initial operating adviser under the Pooling and
                                 Servicing Agreement will be ARCap REIT, Inc.

                                 Conflicts between certificateholders and the
                                 holders of subordinate notes. Pursuant to the
                                 terms of the related intercreditor agreements,
                                 neither the master servicer nor special
                                 servicer may enter into material amendments,
                                 modifications or extensions of a mortgage loan
                                 in a material manner without the consent of the
                                 holder of the related subordinate note, subject
                                 to the expiration of the subordinate note
                                 holder's consent rights. The holders of the
                                 subordinate notes (or their respective
                                 designees) may have interests in conflict with
                                 those of the certificateholders of the classes
                                 of offered certificates. As a result, approvals
                                 to proposed actions of the master servicer or
                                 special servicer, as applicable, under the
                                 Pooling and Servicing Agreement may not be
                                 granted in all instances, thereby potentially
                                 adversely affecting some or all of the classes
                                 of offered certificates.

                                 Conflicts between certificateholders and
                                 primary servicer. The primary servicer for
                                 certain of the mortgage loans will be Principal
                                 Global Investors, LLC, an affiliate of a
                                 mortgage loan seller. It is anticipated that
                                 the master servicer will delegate many of its
                                 servicing obligations with respect to these
                                 mortgage loans to that primary

                                      S-66

                                 servicer pursuant to a primary servicing
                                 agreement. Under these circumstances, the
                                 primary servicer, because it is an affiliate of
                                 a mortgage loan seller, may have interests that
                                 conflict with the interests of the holders of
                                 the certificates.

                                 Conflicts between borrowers and property
                                 managers. It is likely that many of the
                                 property managers of the mortgaged properties,
                                 or their affiliates, manage additional
                                 properties, including properties that may
                                 compete with the mortgaged properties.
                                 Affiliates of the managers, and managers
                                 themselves, also may own other properties,
                                 including competing properties. The managers of
                                 the mortgaged properties may accordingly
                                 experience conflicts of interest in the
                                 management of those mortgaged properties.

                                 Conflicts between the trust and the mortgage
                                 loan sellers. The activities of the mortgage
                                 loan sellers and their affiliates may involve
                                 properties which are in the same markets as the
                                 mortgaged properties underlying the
                                 certificates. In such case, the interests of
                                 each of the mortgage loan sellers or their
                                 affiliates may differ from, and compete with,
                                 the interests of the trust, and decisions made
                                 with respect to those assets may adversely
                                 affect the amount and timing of distributions
                                 with respect to the certificates. Conflicts of
                                 interest may arise between the trust and each
                                 of the mortgage loan sellers or their
                                 affiliates that engage in the acquisition,
                                 development, operation, financing and
                                 disposition of real estate if those mortgage
                                 loan sellers acquire any certificates. In
                                 particular, if certificates held by a mortgage
                                 loan seller are part of a class that is or
                                 becomes the controlling class the mortgage loan
                                 seller as part of the holders of the
                                 controlling class would have the ability to
                                 influence certain actions of the special
                                 servicer under circumstances where the
                                 interests of the trust conflict with the
                                 interests of the mortgage loan seller or its
                                 affiliates as acquirors, developers, operators,
                                 financers or sellers of real estate related
                                 assets.

                                 The mortgage loan sellers or their affiliates
                                 may acquire a portion of the certificates.
                                 Under those circumstances, they may become the
                                 controlling class, and as the controlling
                                 class, have interests that may conflict with
                                 their interests as a seller of the mortgage
                                 loans.

PREPAYMENTS MAY REDUCE THE
YIELD ON YOUR CERTIFICATES       The yield to maturity on your certificates will
                                 depend, in significant part, upon the rate and
                                 timing of principal payments on the mortgage
                                 loans. For this purpose, principal payments
                                 include both voluntary prepayments, if
                                 permitted, and involuntary prepayments, such as
                                 prepayments resulting from casualty or
                                 condemnation of mortgaged properties, defaults
                                 and liquidations by borrowers, or repurchases
                                 as a result of a mortgage loan seller's breach
                                 of representations and warranties or material
                                 defects in a mortgage loan's documentation.

                                 The investment performance of your certificates
                                 may vary materially and adversely from your
                                 expectations if the actual rate of prepayment
                                 is higher or lower than you anticipate.

                                 Voluntary prepayments under some of the
                                 mortgage loans require payment of a prepayment
                                 premium or a yield maintenance charge unless
                                 the prepayment occurs within generally one (1)
                                 to twenty-four (24) payments prior to and
                                 including the anticipated repayment date or
                                 stated maturity date, as the case may be.
                                 Nevertheless, we cannot

                                      S-67

                                 assure you that the related borrowers will
                                 refrain from prepaying their mortgage loans due
                                 to the existence of a prepayment premium or a
                                 yield maintenance charge or that the amount of
                                 the premium or charge will be sufficient to
                                 compensate you for shortfalls in payments on
                                 your certificates on account of such
                                 prepayments. We also cannot assure you that
                                 involuntary prepayments will not occur. The
                                 rate at which voluntary prepayments occur on
                                 the mortgage loans will be affected by a
                                 variety of factors, including:

                                 o    the terms of the mortgage loans;

                                 o    the length of any prepayment lock-out
                                      period;

                                 o    the level of prevailing interest rates;

                                 o    the availability of mortgage credit;

                                 o    the applicable yield maintenance charges
                                      or prepayment premiums and the ability of
                                      the master servicer, primary servicer or
                                      special servicer to enforce the related
                                      provisions;

                                 o    the failure to meet requirements for
                                      release of escrows/reserves that result in
                                      a prepayment;

                                 o    the occurrence of casualties or natural
                                      disasters; and

                                 o    economic, demographic, tax or legal
                                      factors.

                                 Generally, no yield maintenance charge or
                                 prepayment premium will be required for
                                 prepayments in connection with a casualty or
                                 condemnation unless an event of default has
                                 occurred or in connection with the resolution
                                 of a specially serviced mortgage loan or
                                 related mortgaged property. In addition, if a
                                 mortgage loan seller repurchases any mortgage
                                 loan from the trust due to the material breach
                                 of a representation or warranty or a material
                                 document defect or the mortgage loan is
                                 otherwise purchased from the trust (including
                                 certain purchases by the holder of a mezzanine
                                 loan), the repurchase price paid will be passed
                                 through to the holders of the certificates with
                                 the same effect as if the mortgage loan had
                                 been prepaid in part or in full, except that no
                                 yield maintenance charge or prepayment premium
                                 will be payable. Such a repurchase or purchase
                                 may, therefore, adversely affect the yield to
                                 maturity on your certificates.

                                 Although all of the mortgage loans have
                                 prepayment protection in the form of lock-out
                                 periods, defeasance provisions, yield
                                 maintenance provisions and/or prepayment
                                 premium provisions, there can be no assurance
                                 that borrowers will refrain from prepaying
                                 mortgage loans due to the existence of a yield
                                 maintenance charge or prepayment premium or
                                 that involuntary prepayments or repurchases
                                 will not occur.

                                 Also, the description in the mortgage notes of
                                 the method of calculation of prepayment
                                 premiums and yield maintenance charges is
                                 complex and subject to legal interpretation and
                                 it is possible that another person would
                                 interpret the methodology differently from the
                                 way we did in estimating an assumed yield to
                                 maturity on your certificates as described in
                                 this prospectus supplement. See Appendix II
                                 attached to this prospectus supplement for a
                                 description of the various prepayment
                                 provisions.

                                      S-68

THE YIELD ON YOUR CERTIFICATE
WILL BE AFFECTED BY THE PRICE
AT WHICH THE CERTIFICATE WAS
PURCHASED AND THE RATE, TIMING
AND AMOUNT OF DISTRIBUTIONS ON
YOUR CERTIFICATE                 The yield on any certificate will depend on (1)
                                 the price at which that certificate is
                                 purchased by you and (2) the rate, timing and
                                 amount of distributions on your certificate.
                                 The rate, timing and amount of distributions on
                                 any certificate will, in turn, depend on, among
                                 other things:

                                 o    the interest rate for that certificate;

                                 o    the rate and timing of principal payments
                                      (including principal prepayments) and
                                      other principal collections (including
                                      loan purchases in connection with breaches
                                      of representations and warranties) on or
                                      in respect of the mortgage loans and the
                                      extent to which those amounts are to be
                                      applied or otherwise result in a reduction
                                      of the certificate balance of such
                                      certificate;

                                 o    the rate, timing and severity of losses on
                                      or in respect of the mortgage loans or
                                      unanticipated expenses of the trust;

                                 o    the rate and timing of any reimbursement
                                      of the master servicer, the special
                                      servicer or the trustee, as applicable,
                                      out of the Certificate Account of
                                      nonrecoverable advances or advances
                                      remaining unreimbursed on a modified
                                      mortgage loan on the date of that
                                      modification;

                                 o    the timing and severity of any interest
                                      shortfalls resulting from prepayments to
                                      the extent not offset by a reduction in
                                      master servicer compensation as described
                                      in this prospectus supplement;

                                 o    the timing and severity of any reductions
                                      in the appraised value of any mortgaged
                                      property in a manner that has an effect on
                                      the amount of advancing required on the
                                      related mortgage loan; and

                                 o    the method of calculation of prepayment
                                      premiums and yield maintenance charges and
                                      the extent to which prepayment premiums
                                      and yield maintenance charges are
                                      collected and, in turn, distributed on
                                      that certificate.

                                 In addition, any change in the weighted average
                                 life of a certificate may adversely affect
                                 yield. Prepayments resulting in a shortening of
                                 weighted average lives of certificates may be
                                 made at a time of lower interest rates when you
                                 may be unable to reinvest the resulting payment
                                 of principal at a rate comparable to the
                                 effective yield anticipated when making the
                                 initial investment in certificates. Delays and
                                 extensions resulting in a lengthening of the
                                 weighted average lives of the certificates may
                                 occur at a time of higher interest rates when
                                 you may have been able to reinvest principal
                                 payments that would otherwise have been
                                 received by you at higher rates.

YOU BEAR THE RISK OF BORROWER
DEFAULTS                         The rate and timing of delinquencies or
                                 defaults on the mortgage loans could affect the
                                 following aspects of the offered certificates:

                                 o    the aggregate amount of distributions on
                                      them;

                                 o    their yields to maturity;

                                      S-69

                                 o    their rates of principal payments; and

                                 o    their weighted average lives.

                                 The rights of holders of each class of
                                 subordinate certificates to receive payments of
                                 principal and interest otherwise payable on
                                 their certificates will be subordinated to
                                 those rights of the holders of the more senior
                                 certificates having an earlier alphabetical
                                 class designation (provided that the Class A-M
                                 Certificates will be senior in right to the
                                 Class A-J Certificates). Losses on the mortgage
                                 loans will be allocated to the Class S, Class
                                 Q, Class P, Class O, Class N, Class M, Class L,
                                 Class K, Class J, Class H, Class G, Class F,
                                 Class E, Class D, Class C, Class B, Class A-J
                                 and Class A-M Certificates, in that order,
                                 reducing amounts otherwise payable to each
                                 class. Any remaining losses would then be
                                 allocated to the Class A-1 Certificates, Class
                                 A-1A Certificates, Class A-2 Certificates,
                                 Class A-AB Certificates and Class A-3
                                 Certificates, pro rata, and with respect to
                                 losses of interest only, the Class X
                                 Certificates based on their respective
                                 entitlements.

                                 If losses on the mortgage loans and/or trust
                                 fund expenses exceed the aggregate certificate
                                 balance of the classes of certificates
                                 subordinated to a particular class, that
                                 particular class will suffer a loss equal to
                                 the full amount of that excess up to the
                                 outstanding certificate balance of that class.

                                 If you calculate your anticipated yield based
                                 on assumed rates of default and losses that are
                                 lower than the default rate and losses actually
                                 experienced and those losses are allocable to
                                 your certificates, your actual yield to
                                 maturity will be lower than the assumed yield.
                                 Under extreme scenarios, that yield could be
                                 negative. In general, the earlier a loss is
                                 borne by your certificates, the greater the
                                 effect on your yield to maturity.

                                 Additionally, delinquencies and defaults on the
                                 mortgage loans may significantly delay the
                                 receipt of distributions by you on your
                                 certificates, unless advances are made to cover
                                 delinquent payments or the subordination of
                                 another class of certificates fully offsets the
                                 effects of any such delinquency or default.

                                 Also, if the related borrower does not repay a
                                 mortgage loan with an anticipated repayment
                                 date by its anticipated repayment date, the
                                 effect will be to increase the weighted average
                                 life of your certificates and may reduce your
                                 yield to maturity.

                                 Furthermore, if P&I Advances and/or Servicing
                                 Advances are made with respect to a mortgage
                                 loan after default and the mortgage loan is
                                 thereafter worked out under terms that do not
                                 provide for the repayment of those advances in
                                 full at the time of the workout, then any
                                 reimbursements of those advances prior to the
                                 actual collection of the amount for which the
                                 advance was made may also result in reductions
                                 in distributions of principal to the holders of
                                 the offered certificates for the current month.

                                      S-70

COMPENSATION TO THE MASTER
SERVICER, THE SPECIAL SERVICER
AND THE TRUSTEE MAY ADVERSELY
AFFECT THE PAYMENTS ON YOUR
CERTIFICATES                     To the extent described in this prospectus
                                 supplement, the master servicer, the special
                                 servicer or the trustee will be entitled to
                                 receive interest at the "Prime Rate" on
                                 unreimbursed advances they have made with
                                 respect to defaulted monthly payments or that
                                 are made with respect to the preservation and
                                 protection of the related mortgaged property.
                                 This interest will generally accrue from the
                                 date on which the related advance is made or
                                 the related expense is incurred to the date of
                                 reimbursement. This interest may be offset in
                                 part by default interest and late payment
                                 charges paid by the borrower or by certain
                                 other amounts. In addition, under certain
                                 circumstances, including delinquencies in the
                                 payment of principal and interest, a mortgage
                                 loan will be serviced by a special servicer,
                                 and the special servicer is entitled to
                                 compensation for special servicing activities.
                                 The right to receive interest on advances and
                                 special servicing compensation is senior to the
                                 rights of certificateholders to receive
                                 distributions. The payment of interest on
                                 advances and the payment of compensation to the
                                 special servicer may result in shortfalls in
                                 amounts otherwise distributable on
                                 certificates.

LEASEHOLD INTERESTS ENTAIL
CERTAIN RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Four (4) mortgaged properties, securing
                                 mortgage loans representing 1.6% of the initial
                                 outstanding pool balance (and representing 1.7%
                                 of the initial outstanding loan group 1
                                 balance), are subject to a leasehold interest
                                 in the mortgaged properties. Two (2) mortgaged
                                 properties, securing mortgage loans
                                 representing 0.6% of the initial outstanding
                                 pool balance (and representing 0.7% of the
                                 initial outstanding loan group 1 balance), are
                                 subject to a first mortgage lien on both a fee
                                 interest in a portion of those mortgaged
                                 properties and a leasehold interest in the
                                 remaining portion of those mortgaged
                                 properties. Leasehold mortgage loans are
                                 subject to certain risks not associated with
                                 mortgage loans secured by a lien on the fee
                                 estate of the borrower. The most significant of
                                 these risks is that if the borrower's leasehold
                                 were to be terminated upon a lease default, the
                                 lender (such as the trust) would lose its
                                 security. Generally, each related ground lease
                                 requires the lessor to give the lender notice
                                 of the borrower's defaults under the ground
                                 lease and an opportunity to cure them, permits
                                 the leasehold interest to be assigned to the
                                 lender or the purchaser at a foreclosure sale,
                                 in some cases only upon the consent of the
                                 lessor, and contains certain other protective
                                 provisions typically included in a
                                 "mortgageable" ground lease.

                                 Upon the bankruptcy of a lessor or a lessee
                                 under a ground lease, the debtor entity has the
                                 right to assume or reject the lease. If a
                                 debtor lessor rejects the lease, the lessee has
                                 the right to remain in possession of its leased
                                 premises for the rent otherwise payable under
                                 the lease for the term of the lease (including
                                 renewals). If a debtor lessee/borrower rejects
                                 any or all of the lease, the leasehold lender
                                 could succeed to the lessee/borrower's position
                                 under the lease only if the lessor specifically
                                 grants the lender that right. If both the
                                 lessor and the lessee/borrowers are involved in
                                 bankruptcy proceedings, the trustee may be
                                 unable to

                                      S-71

                                 enforce the bankrupt lessee/borrower's right to
                                 refuse to treat a ground lease rejected by a
                                 bankrupt lessor as terminated. In those
                                 circumstances, a lease could be terminated
                                 notwithstanding lender protection provisions
                                 contained therein or in the mortgage.

                                 Most of the ground leases securing the
                                 mortgaged properties provide that the ground
                                 rent increases during the term of the lease.
                                 These increases may adversely affect the cash
                                 flow and net income of the borrower from the
                                 mortgaged property.

THE MORTGAGE LOAN SELLERS ARE
SUBJECT TO BANKRUPTCY OR
INSOLVENCY LAWS THAT MAY
AFFECT THE TRUST'S OWNERSHIP
OF THE MORTGAGE LOANS            In the event of the insolvency of any mortgage
                                 loan seller, it is possible the trust's right
                                 to payment from or ownership of the mortgage
                                 loans could be challenged, and if that
                                 challenge were successful, delays or reductions
                                 in payments on your certificates could occur.

                                 Based upon opinions of counsel that the
                                 conveyance of the mortgage loans would
                                 generally be respected in the event of
                                 insolvency of the mortgage loan sellers, which
                                 opinions are subject to various assumptions and
                                 qualifications, the depositor believes that
                                 such a challenge will be unsuccessful, but
                                 there can be no assurance that a bankruptcy
                                 trustee, if applicable, or other interested
                                 party will not attempt to assert such a
                                 position. Even if actions seeking those results
                                 were not successful, it is possible that
                                 payments on the certificates would be delayed
                                 while a court resolves the claim.

LIMITED LIQUIDITY AND MARKET
VALUE MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    Your certificates will not be listed on any
                                 securities exchange or traded on any automated
                                 quotation systems of any registered securities
                                 association, and there is currently no
                                 secondary market for the certificates. While
                                 the Underwriters currently intend to make a
                                 secondary market in the certificates, none of
                                 them is obligated to do so. Accordingly, you
                                 may not have an active or liquid secondary
                                 market for your certificates, which could
                                 result in a substantial decrease in the market
                                 value of your certificates. The market value of
                                 your certificates also may be affected by many
                                 other factors, including then-prevailing
                                 interest rates. Furthermore, you should be
                                 aware that the market for securities of the
                                 same type as the certificates has in the past
                                 been volatile and offered very limited
                                 liquidity.

WEIGHTED AVERAGE COUPON RATE
ENTAIL RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                The interest rates on one or more classes of
                                 certificates may be based on a weighted average
                                 of the mortgage loan interest rates net of the
                                 administrative cost rate, which is calculated
                                 based upon the respective principal balances of
                                 the mortgage loans. Alternatively, the interest
                                 rate on one or more classes of the certificates
                                 may be capped at the weighted average rate.
                                 This weighted average rate is further described
                                 in this prospectus supplement under the
                                 definition of "Weighted Average Net Mortgage
                                 Rate" in the "Glossary of Terms." Any class of
                                 certificates that is either fully or partially
                                 based upon the weighted average net mortgage
                                 rate may be adversely affected by

                                      S-72

                                 disproportionate principal payments,
                                 prepayments, defaults and other unscheduled
                                 payments on the mortgage loans. Because some
                                 mortgage loans will amortize their principal
                                 more quickly than others, the rate may
                                 fluctuate over the life of those classes of
                                 your certificates.

                                 In general, mortgage loans with relatively high
                                 mortgage interest rates are more likely to
                                 prepay than mortgage loans with relatively low
                                 mortgage interest rates. For instance, varying
                                 rates of unscheduled principal payments on
                                 mortgage loans which have interest rates above
                                 the weighted average net mortgage rate may have
                                 the effect of reducing the interest rate of
                                 your certificates.

          This prospectus supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above in this "Risk Factors"
section and elsewhere in this prospectus supplement.

                                      S-73

                     DESCRIPTION OF THE OFFERED CERTIFICATES

          Capitalized terms are defined in the "Glossary of Terms" in this prospectus supplement.

GENERAL

          The Series 2005-HQ7 Commercial Mortgage Pass-Through Certificates will be issued on or about November , 2005 pursuant to a Pooling and Servicing
Agreement to be dated as of the Cut-off Date, between the Depositor, the master servicer, the special servicer, the paying agent and the trustee.

          The certificates will represent in the aggregate the entire beneficial ownership interest in a trust consisting primarily of:

          o    the mortgage loans and all payments under and proceeds of the mortgage loans received after the Cut-off Date, exclusive of principal prepayments received prior to the Cut-off Date and scheduled payments of principal and interest due on or before the
               Cut-off Date;

          o    any mortgaged property acquired on behalf of the
               Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise;

          o    a security interest in any United States government obligations pledged in respect of the defeasance of a mortgage loan; and

          o    certain rights of the Depositor under, or assigned to the
               Depositor pursuant to, each of the Mortgage Loan Purchase
               Agreements relating to, among other things, mortgage loan
               document delivery requirements and the representations and warranties of the related mortgage loan seller regarding its mortgage loans.

          The certificates will be issued on the Closing Date and will only be entitled to scheduled payments on the mortgage loans that are due (and unscheduled payments that are received) after the Cut-off Date.

          The certificates will consist of various classes, to be designated as:

          o    the Class A-1 Certificates, the Class A-1A Certificates, the
               Class A-2 Certificates, the Class A-AB Certificates and the Class
               A-3 Certificates;

          o    the Class X Certificates;

          o    the Class A-M Certificates, the Class A-J Certificates, the Class
               B Certificates, the Class C Certificates, the Class D
               Certificates, the Class E Certificates, the Class F Certificates,
               the Class G Certificates, the Class H Certificates, the Class J
               Certificates, the Class K Certificates, the Class L Certificates,
               the Class M Certificates, the Class N Certificates, the Class O
               Certificates, the Class P Certificates, the Class Q Certificates
               and the Class S Certificates; and

          o    the Class R-I Certificates, the Class R-II Certificates and the
               Class R-III Certificates.

          The Class A Senior, Class A-M and Class A-J Certificates will be issued in denominations of $25,000 initial Certificate Balance and in any whole dollar denomination in excess of that amount. The Class B, Class C, Class D,
Class E and Class F Certificates will be issued in denominations of $100,000 initial Certificate Balance and in any whole dollar denomination in excess of that amount.

          Each class of offered certificates will initially be represented by one or more global certificates registered in the name of the nominee of The
Depository Trust Company ("DTC"). We have been informed by DTC that

                                      S-74

DTC's nominee initially will be Cede & Co. No person acquiring an interest in an offered certificate will be entitled to receive a fully registered physical certificate representing such interest, except as presented in the prospectus under "Description Of The Certificates--Book-Entry Registration and Definitive
Certificates." Unless and until definitive certificates are issued in respect of any class of offered certificates, all references to actions by holders of the offered certificates will refer to actions taken by DTC upon instructions received from the related Certificate Owners through DTC's participating organizations.

          All references in this prospectus supplement to payments, notices, reports and statements to holders of the offered certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the offered certificates, for distribution to the related
Certificate Owners through DTC's Participants in accordance with DTC procedures.
Until definitive certificates are issued in respect of any class of offered certificates, interests in such certificates will be transferred on the book-entry records of DTC and its Participants. See "Description of the
Certificates--Book-Entry Registration and Definitive Certificates" in the
prospectus.

          Certificateholders must hold their offered certificates in book-entry form, and delivery of the offered certificates will be made through the facilities of DTC, in the United States, and may be made through the facilities of Clearstream Bank or Euroclear Bank, as operator of the Euroclear system, in
Europe. Transfers within DTC, Clearstream Bank or Euroclear Bank, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. Crossmarket transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream Bank or Euroclear Bank, on the other, will be effected in DTC through the relevant depositaries of Clearstream Bank and
Euroclear Bank, respectively.

          Because of time-zone differences, credits of securities received in
Clearstream Bank or Euroclear Bank as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Bank participant or Clearstream Bank customer on such business day. Cash received in Clearstream Bank or Euroclear Bank as a result of sales of securities by or through a Clearstream Bank customer or a Euroclear
Bank participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Bank or
Euroclear Bank cash account only as of the business day following settlement in
DTC.

CERTIFICATE BALANCES

          Upon initial issuance, the Class A-1, Class A-1A, Class A-2, Class
A-AB, Class A-3, Class A-M, Class A-J, Class B, Class C, Class D, Class E and
Class F Certificates will have the following aggregate Certificate Balances. In each case, the Certificate Balance on the Closing Date may vary by up to 5%:

                                       APPROXIMATE                      APPROXIMATE
              INITIAL AGGREGATE    PERCENT OF INITIAL      RATINGS         CREDIT
  CLASS      CERTIFICATE BALANCE      POOL BALANCE      (MOODY'S/S&P)     SUPPORT
----------   -------------------   ------------------   -------------   -----------

Class A-1        $125,000,000             6.37%            Aaa/AAA        30.000%
Class A-1A       $217,220,000            11.07%            Aaa/AAA        30.000%
Class A-2        $205,100,000            10.45%            Aaa/AAA        30.000%
Class A-AB       $100,000,000             5.10%            Aaa/AAA        30.000%
Class A-3        $725,941,000            37.00%            Aaa/AAA        30.000%
Class A-M        $196,180,000            10.00%            Aaa/AAA        20.000%
Class A-J        $139,779,000             7.13%            Aaa/AAA        12.875%
Class B          $ 14,713,000             0.75%            Aa1/AA+        12.125%
Class C          $ 26,975,000             1.38%            Aa2/AA         10.750%
Class D          $ 17,166,000             0.88%            Aa3/AA-         9.875%
Class E          $ 17,166,000             0.88%             A1/A+          9.000%
Class F          $ 19,618,000             1.00%             A2/A           8.000%

                                      S-75

          The percentages indicated under the columns "Approximate Credit
Support" with respect to the Class A-1, Class A-1A, Class A-2, Class A-AB and
Class A-3 Certificates represent the approximate credit support for the Class
A-1, Class A-1A, Class A-2, Class A-AB and Class A-3 Certificates in the
aggregate.

          The initial Certificate Balance of each Principal Balance Certificate will be presented on the face of the certificate. The Certificate Balance outstanding at any time will equal the then maximum amount of principal that the holder will be entitled to receive. On each Distribution Date, the Certificate
Balance of each Principal Balance Certificate will be reduced by any distributions of principal actually made on that certificate on the applicable
Distribution Date, and will be further reduced by any Realized Losses and
Expense Losses allocated to the Certificate Balance of such certificate on that
Distribution Date. See "--Distributions" and "--Distributions--Subordination;
Allocation of Losses and Certain Expenses" below.

          The Interest Only Certificates will not have a Certificate Balance.
Each such class of certificates will represent the right to receive distributions of interest accrued as described in this prospectus supplement on a Notional Amount. The Notional Amount of the Class X Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance
Certificates outstanding from time to time.

          Accordingly, the Notional Amount of the Class X Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses actually allocated to the
Certificate Balance of any class of Principal Balance Certificates. Upon initial issuance, the aggregate Notional Amount of the Class X Certificates will be
$1,961,802,251, subject to a permitted variance of plus or minus 5%. The
Notional Amount of the Class X Certificates is used solely for the purpose of determining the amount of interest to be distributed on such Certificates and does not represent the right to receive any distributions of principal.

          The Residual Certificates will not have Certificate Balances or
Notional Amounts.

PASS-THROUGH RATES

          The Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3, Class
A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates
will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the Weighted Average Net
Mortgage Rate or (iii) a rate equal to the Weighted Average Net Mortgage Rate less a specified percentage, which percentage may be zero.

          The Pass-Through Rate applicable to the Class X Certificates for the initial Distribution Date will equal approximately % per annum. The Pass-Through
Rate applicable to the Class X Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X Certificates outstanding immediately prior to the related
Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will equal the Certificate Balance of one of the classes of the
Principal Balance Certificates. The applicable class X Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for that Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for that class of
Principal Balance Certificates. Under no circumstances will any Class X Strip
Rate be less than zero.

          The Pass-Through Rate applicable to the Class G, Class H, Class J and
Class K Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the
Weighted Average Net Mortgage Rate or (iii) a rate equal to the Weighted Average
Net Mortgage Rate less a specified percentage, which percentage may be zero. The
Pass-Through Rate applicable to the Class L, Class M, Class N, Class O, Class P,
Class Q and Class S Certificates will, at all times, equal the lesser of % per annum and the Weighted Average Net Mortgage Rate.

          The Administrative Cost Rate for each mortgage loan is presented in
Appendix II to this prospectus supplement. The Administrative Cost Rate will be payable on the Scheduled Principal Balance of each mortgage loan outstanding from time to time. The Administrative Cost Rate applicable to a mortgage loan in any month will be determined using the same interest accrual basis on which interest accrues under the terms of that mortgage loan.

                                      S-76

DISTRIBUTIONS

General

          Distributions on or with respect to the certificates will be made by the paying agent, to the extent of available funds, and in accordance with the manner and priority presented in this prospectus supplement, on each
Distribution Date, commencing in December 2005. Except as otherwise described below, all such distributions will be made to the persons in whose names the certificates are registered at the close of business on the related Record Date.
Every distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities for wire transfers, if the Certificateholder will have provided the paying agent with wiring instructions on or before the related
Record Date, or otherwise by check mailed to the Certificateholder.

          The final distribution on any certificate will be determined without regard to any possible future reimbursement of any Realized Losses or Expense
Losses previously allocated to such certificate. The final distribution will be made in the same manner as earlier distributions, but only upon presentation and surrender of a certificate at the location that will be specified in a notice of the pendency of such final distribution. Any distribution that is to be made with respect to a certificate in reimbursement of a Realized Loss or Expense
Loss previously allocated to that certificate, which reimbursement is to occur after the date on which that certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Certificateholder that surrendered the certificate. The likelihood of any such distribution is remote.
All distributions made on or with respect to a class of certificates will be allocated pro rata among those certificates based on their respective Percentage
Interests in such Class.

The Available Distribution Amount

          With respect to any Distribution Date, distributions of interest on and principal of the certificates will be made from the Available Distribution
Amount for that Distribution Date.

          With respect to the Distribution Date occurring in each January, other than a leap year, and each February, the Interest Reserve Amount will be deposited into the Interest Reserve Account in respect of each Interest Reserve
Loan in an amount equal to one day's interest at the related Net Mortgage Rate on its principal balance as of the Due Date in the month in which the related
Distribution Date occurs, to the extent a Scheduled Payment or P&I Advance is timely made for the related Due Date. For purposes of this calculation, the Net
Mortgage Rate for those months will be calculated without regard to any adjustment for Interest Reserve Amounts or the interest accrual basis as described in the definition of "Net Mortgage Rate" in the "Glossary of Terms."
With respect to the Distribution Date occurring in March of each year, the paying agent will withdraw an amount from the Interest Reserve Account in respect of each Interest Reserve Loan equal to the related Interest Reserve
Amount from the preceding January (commencing in 2006), if applicable, and
February (commencing in 2006), and the withdrawn amount is to be included as part of the Available Distribution Amount for such Distribution Date.

          With respect to the four (4) mortgage loans that were originated in
November 2005 and have their first Due Date in January 2006, the Depositor has agreed to deposit $133,036 into the Certificate Account on the Closing Date, which amount represents one month's interest on the initial principal balance of such mortgage loans, and which amount will be distributable to
Certificateholders on the first Distribution Date in December 2005.

Application of the Available Distribution Amount

          On each Distribution Date, except as described under "--Optional
Termination" below, for so long as any class of offered certificates remains outstanding, the paying agent will apply the Available Distribution Amount other than Excess Interest and Excess Liquidation Proceeds, if any for such date for the following purposes and in the following order of priority:

          (i)  to the holders of the Class A-1, Class A-1A, Class A-2, Class
               A-AB, Class A-3 and Class X Certificates, concurrently,

                                      S-77

     o    to the holders of the Class A-1, Class A-2, Class A-AB and Class A-3,
          the Distributable Certificate Interest Amount in respect of each such class for such Distribution Date (which shall be payable from amounts in the Available Distribution Amount attributable to Loan Group 1), pro rata in proportion to the Distributable Certificate Interest
          Amount payable in respect of each such class;

     o    to the holders of the Class A-1A Certificates, the Distributable
          Certificate Interest Amount in respect of such class for such
          Distribution Date (which shall be payable from amounts in the
          Available Distribution Amount attributable to Loan Group 2);

     o    to the holders of the Class X Certificates, the Distributable
          Certificate Interest Amount in respect of that class for such
          Distribution Date;

          provided, however, that if the portion of Available Distribution
Amount attributable to either Loan Group is insufficient to pay in full the total amount of interest to be distributed with respect to any of the Class A
Senior or Class X Certificates on such Distribution Date as described above, the
Available Distribution Amount will be allocated among all those classes pro rata in proportion to the respective amounts of interest payable thereon for such
Distribution Date, without regard to loan group;

          (ii) concurrently:

               (A)  to the holders of the Class A-1, Class A-2, Class A-AB, and
                    Class A-3 Certificates,

     o    first, to the holders of the Class A-AB Certificates, the Loan Group 1
          Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the
          Class A-AB Certificates has been reduced to the Planned Principal
          Balance for such Distribution Date; the portion of the Loan Group 2
          Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-1A
          Certificates;

     o    second, upon payment to the Class A-AB Certificates of the above distribution, to the holders of the Class A-1 Certificates, the Loan
          Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the
          Class A-1 Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance) and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class
          A-1A Certificates;

     o    third, upon payment in full of the aggregate Certificate Balance of the Class A-1 Certificates, to the holders of the Class A-2
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-2 Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance), Class A-1
          Certificates and (solely with respect to the Loan Group 2 Principal
          Distribution Amount) Class A-1A Certificates;

     o    fourth, upon payment in full of the aggregate Certificate Balance of the Class A-2 Certificates, to the holders of the Class A-AB
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-AB Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof

                                      S-78

          distributed to the holders of the Class A-AB Certificates (in respect of the Planned Principal Balance), Class A-1 Certificates, Class A-2
          Certificates and (solely with respect to the Loan Group 2 Principal
          Distribution Amount) Class A-1A Certificates;

     o    fifth, upon payment in full of the aggregate Certificate Balance of the Class A-AB and Class A-2 Certificates, to the holders of the Class
          A-3 Certificates, the Loan Group 1 Principal Distribution Amount for
          such Distribution Date and, after the Certificate Balance of the Class
          A-1A Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-3 Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates, Class A-1 Certificates, Class A-2 Certificates and
          (solely with respect to the Loan Group 2 Principal Distribution
          Amount) Class A-1A Certificates; and

               (B) to the holders of the Class A-1A Certificates, the Loan Group
     2 Principal Distribution Amount for such Distribution Date and, after the
     Certificate Balance of the Class A-3 Certificates has been reduced to zero, the Loan Group 1 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the Class A-1A Certificates has
     been reduced to zero, the portion of the Loan Group 1 Principal
     Distribution Amount will be reduced by any portion thereof distributed to the holders of the Class A-AB, Class A-1, Class A-2 and Class A-3
     Certificates;

          (iii) to the holders of the Class A Senior Certificates and the Class
               X Certificates, pro rata in proportion to their respective entitlements to reimbursement described in this clause, to reimburse them for any Realized Losses or Expense Losses
               previously allocated to such certificates and for which
               reimbursement has not previously been fully paid (in the case of the Class X Certificates, insofar as Realized Losses or Expense
               Losses have resulted in shortfalls in the amount of interest distributed, other than by reason of a reduction of the Notional
               Amount), plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate;

          (iv) to the holders of the Class A-M Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (v)  upon payment in full of the aggregate Certificate Balance of the
               Class A-3 and Class A-1A Certificates, to the holders of the
               Class A-M Certificates, the Principal Distribution Amount for
               such Distribution Date until the aggregate Certificate Balance of the Class A-M Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior Certificates;

          (vi) to the holders of the Class A-M Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate;

          (vii) to the holders of the Class A-J Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (viii) upon payment in full of the aggregate Certificate Balance of the Class A-M Certificates, to the holders of the Class A-J
               Certificates, the Principal Distribution Amount for such
               Distribution Date until the aggregate Certificate Balance of the
               Class A-J Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior and Class A-M Certificates;

                                      S-79

          (ix) to the holders of the Class A-J Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate;

          (x)  to the holders of the Class B Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (xi) upon payment in full of the aggregate Certificate Balance of the
               Class A-J Certificates, to the holders of the Class B
               Certificates, the Principal Distribution Amount for such
               Distribution Date until the aggregate Certificate Balance of the
               Class B Certificates has been reduced to zero; the portion of the
               Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior, Class A-M and Class A-J Certificates;

          (xii) to the holders of the Class B Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate;

          (xiii) to the holders of the Class C Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (xiv) upon payment in full of the aggregate Certificate Balance of the
               Class B Certificates, to the holders of the Class C Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class C
               Certificates has been reduced to zero; the portion of the
               Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior, Class A-M, Class A-J and Class B Certificates;

          (xv) to the holders of the Class C Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate;

          (xvi) to the holders of the Class D Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (xvii) upon payment in full of the aggregate Certificate Balance of the Class C Certificates, to the holders of the Class D
               Certificates, the Principal Distribution Amount for such
               Distribution Date until the aggregate Certificate Balance of the
               Class D Certificates has been reduced to zero; the portion of the
               Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior, Class A-M, the Class A-J, Class B and Class C
               Certificates;

          (xviii) to the holders of the Class D Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate;

          (xix) to the holders of the Class E Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (xx) upon payment in full of the aggregate Certificate Balance of the
               Class D Certificates, to the holders of the Class E Certificates, the Principal Distribution Amount for such Distribution Date

                                      S-80

               until the aggregate Certificate Balance of the Class E
               Certificates has been reduced to zero; the portion of the
               Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior, Class A-M, the Class A-J, Class B, Class C and Class D
               Certificates;

          (xxi) to the holders of the Class E Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate; and

          (xxii) to the holders of the Class F Certificates, the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

          (xxiii) upon payment in full of the aggregate Certificate Balance of the Class E Certificates, to the holders of the Class F
               Certificates, the Principal Distribution Amount for such
               Distribution Date until the aggregate Certificate Balance of the
               Class F Certificates has been reduced to zero; the portion of the
               Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal
               Distribution Amount distributed to the holders of the Class A
               Senior, Class A-M, the Class A-J, Class B, Class C, Class D and
               Class E Certificates;

          (xxiv) to the holders of the Class F Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through
               Rate; and

          (xxv) to make payments to the holders of the private certificates
               (other than the Class X Certificates) as contemplated below.

          Notwithstanding the foregoing, on each Distribution Date occurring on or after the date, if any, upon which the aggregate Certificate Balance of all
Classes of Subordinate Certificates has been reduced to zero, or the aggregate
Appraisal Reduction in effect is greater than or equal to the aggregate
Certificate Balance of all Classes of Subordinate Certificates, the Principal
Distribution Amount will be distributed:

o    first, to the Class A-1, Class A-1A, Class A-2, Class A-AB and H Class A-3
     Certificates, in proportion to their respective Certificate Balances, in reduction of their respective Certificate Balances, until the aggregate
     Certificate Balance of each such Class is reduced to zero; and

o    second, to the Class A-1, Class A-1A, Class A-2, Class A-AB and Class A-3
     Certificates, based on their respective entitlements to reimbursement, for the unreimbursed amount of Realized Losses and Expense Losses previously allocated to such Classes, plus interest on such Realized Losses or Expense
     Losses, at one-twelfth the applicable Pass-Through Rate.

          On each Distribution Date, following the above-described distributions on the offered certificates and the Class X Certificates, the paying agent will apply the remaining portion, if any, of the Available Distribution Amount for such date to make payments to the holders of each of the respective classes of private certificates, other than the Class X Certificates and Residual
Certificates, in alphabetical order of Class designation (provided that the
Class A-M Certificates will be senior in right to the Class A-J Certificates), in each case for the following purposes and in the following order of priority, that is, payments under clauses (1), (2) and (3) below, in that order, to the holders of the Class G Certificates, then payments under clauses (1), (2), and
(3) below, in that order, to the holders of the Class H, Class J, Class K, Class
L, Class M, Class N, Class O, Class P, Class Q and Class S Certificates:

          (1)  to pay interest to the holders of the particular class of certificates, up to an amount equal to the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

                                      S-81

          (2)  if the aggregate Certificate Balance of each other class of
               Subordinate Certificates, if any, with an earlier alphabetical
               Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates) has been reduced to zero, to pay principal to the holders of the
               particular class of certificates, up to an amount equal to the lesser of (a) the then outstanding aggregate Certificate Balance of such class of certificates and (b) the remaining Principal
               Distribution Amount for such Distribution Date; and

          (3)  to reimburse the holders of the particular class of certificates, up to an amount equal to (a) all Realized Losses and Expense
               Losses, if any, previously allocated to such class of
               certificates and for which no reimbursement has previously been paid, plus (b) all unpaid interest on such amounts, at
               one-twelfth the Pass-Through Rate of such Classes.

          Any portion of the Available Distribution Amount for any Distribution
Date that is not otherwise payable to the holders of REMIC Regular Certificates as contemplated above, will be paid to the holders of the Class R-I
Certificates, and any amount of Excess Interest on deposit in the Excess
Interest Sub-account for the related Collection Period will be paid to holders of the Class S Certificates (regardless of whether the Certificate Balance of that Class has been reduced to zero).

          Excess Liquidation Proceeds will be deposited into the Reserve
Account. On each Distribution Date, amounts on deposit in the Reserve Account will be used, first, to reimburse the holders of the Principal Balance
Certificates -- in order of alphabetical Class designation (provided that the
Class A-M Certificates will be senior in right to the Class A-J Certificates) --
for any, and to the extent of, Unpaid Interest; second, Realized Losses and
Expense Losses, including interest on Advances, previously allocated to them;
and third, upon the reduction of the aggregate Certificate Balance of the
Principal Balance Certificates to zero, to pay any amounts remaining on deposit in such account to the special servicer as additional special servicer compensation.

Class A-AB Planned Principal Balance

          On each Distribution Date, the Class A-AB Certificates have priority with respect to receiving distributions of principal from the portion of such amounts attributable to Loan Group 1 and, after the principal balance of the
Class A-1A Certificates has been reduced to zero, the portions of such amounts attributable to Loan Group 2, to reduce its Certificate Balance to the Planned
Principal Balance for such Distribution Date as described in
"--Distributions--Application of the Available Distribution Amount" above. The
"Planned Principal Balance" for any Distribution Date is the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement. These balances were calculated using, among other things, the
Structuring Assumptions. Based on these assumptions, the Certificate Balance of the Class A-AB Certificates on each Distribution Date would be reduced to the balance indicated for the related Distribution Date on Schedule A. There is no assurance, however, that the mortgage loans will perform in conformity with the
Structuring Assumptions. Therefore, there can be no assurance that the
Certificate Balance of the Class A-AB Certificates on any Distribution Date will be equal to the balance that is specified for such Distribution Date on Schedule
A. In general, once the Certificate Balances of the Class A-1 and Class A-2
Certificates have been reduced to zero, any remaining portion on any
Distribution Date of the Principal Distribution Amount attributable to Loan
Group 1 will be distributed to the Class A-AB Certificates until the Certificate
Balance of the Class A-AB Certificates is reduced to zero. In general, once the
Certificate Balances of the Class A-1A, Class A-1 and Class A-2 Certificates
have been reduced to zero, any remaining portion on any Distribution Date of the
Principal Distribution Amount attributable to Loan Group 2 will be distributed to the Class A-AB Certificates until the Certificate Balance of the Class A-AB
Certificates is reduced to zero.

Distributions of Prepayment Premiums and Yield Maintenance Charges

          On any Distribution Date, Prepayment Premiums or Yield Maintenance
Charges collected in respect of each mortgage loan included in Loan Group 1 during the related Collection Period will be distributed by the paying agent on the classes of certificates as follows: to the holders of each of the Class A-1,
Class A-2, Class A-AB, Class A-3, Class A-M, Class A-J, Class B, Class C, Class
D, Class E, Class F, Class G, Class H, Class J and Class K Certificates then entitled to distributions of principal on that Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that

                                      S-82

Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all classes of certificates on that Distribution
Date, (b) the Base Interest Fraction for the related principal prepayment and that class and (c) the amount of the Prepayment Premium or Yield Maintenance
Charge collected in respect of such principal prepayment during the related
Collection Period.

          On any Distribution Date, Prepayment Premiums or Yield Maintenance
Charges collected in respect of each mortgage loan included in Loan Group 2 during the related Collection Period will be distributed by the paying agent as follows: to the holders of the Class A-1A Certificates then entitled to distributions of principal on such Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of the Class A-1A Certificates, (b) the Base Interest Fraction for the related principal prepayment and that class and (c) the amount of the Prepayment Premium or Yield Maintenance Charge collected in respect of such principal prepayment during the related Collection Period. Any Prepayment Premiums or Yield
Maintenance Charges relating to a mortgage loan in the trust and collected during the related Collection Period remaining after those distributions described above will be distributed to the holders of the Class X Certificates.

          No Prepayment Premiums or Yield Maintenance Charges will be distributed to holders of the Class L, Class M, Class N, Class O, Class P, Class
Q and Class S Certificates or the Residual Certificates. Any Prepayment Premiums
or Yield Maintenance Charges distributed to holders of a class of certificates may not be sufficient to compensate those holders for any loss in yield attributable to the related principal prepayments.

Treatment of REO Properties

          Notwithstanding that any mortgaged property may be acquired as part of the trust through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will, for purposes of, among other things, determining
Pass-Through Rates of, distributions on and allocations of Realized Losses and
Expense Losses to the certificates, as well as the amount of Master Servicing
Fees, Primary Servicing Fees, Excess Servicing Fees, Trustee Fees and Special
Servicing Fees payable under the Pooling and Servicing Agreement, be treated as having remained outstanding until the REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from the REO Property, exclusive of related operating costs, will be "applied" by the master servicer as principal, interest and other amounts "due" on such mortgage loan; and, subject to the recoverability determination described under "--Advances" below and the effect of any Appraisal Reductions described under "--Appraisal
Reductions" below, the master servicer will be required to make P&I Advances in respect of such mortgage loan, in all cases as if such mortgage loan had remained outstanding. References to mortgage loan and mortgage loans in the definitions of Weighted Average Net Mortgage Rate and Principal Distribution
Amount are intended to include any mortgage loan or mortgage loans as to which the related mortgaged property has become an REO Property.

Appraisal Reductions

          Not later than the earliest Appraisal Event with respect to any mortgage loan serviced under the Pooling and Servicing Agreement, the special servicer is required to obtain an MAI appraisal, if the Scheduled Principal
Balance of the mortgage loan is greater than $2,000,000, or at its option, if the Scheduled Principal Balance of the mortgage loan is equal to or less than
$2,000,000, either obtain an MAI appraisal or perform an internal valuation of the related mortgaged property or REO Property, as the case may be. However, the special servicer, in accordance with the Servicing Standard, need not obtain either the MAI appraisal or the internal valuation if such an appraisal or valuation had been obtained within the prior twelve months. Notwithstanding the foregoing, an updated appraisal will not be required so long as a debt service reserve, letter of credit, guaranty or surety bond is available and has the ability to pay off the then unpaid principal balance of the mortgage loan in full except to the extent that the Special Servicer, in accordance with the
Servicing Standard, determines that obtaining an appraisal is in the best interests of the Certificateholders.

          As a result of an appraisal or internal valuation, an Appraisal
Reduction may be created. An Appraisal Reduction will be reduced to zero as of the date the related mortgage loan is brought current under the then current terms of the mortgage loan for at least three consecutive months. No Appraisal
Reduction will exist as to any mortgage loan after it has been paid in full, liquidated, repurchased or otherwise disposed of. An appraisal for any

                                      S-83

mortgage loan that has not been brought current for at least three consecutive months (or paid in full, liquidated, repurchased or otherwise disposed of) will be updated annually for so long as an Appraisal Reduction exists, with a corresponding adjustment to the amount of the related Appraisal Reduction. In addition, the Operating Adviser may at any time request the special servicer to obtain - at the Operating Adviser's expense - an updated appraisal, with a corresponding adjustment to the amount of the Appraisal Reduction.

          The existence of an Appraisal Reduction will proportionately reduce the master servicer's or the trustee's, as the case may be, obligation to make
P&I Advances in respect of the related mortgage loan, which will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance Certificates. See
"--Advances--P&I Advances" below.

Subordination; Allocation of Losses and Certain Expenses

          As and to the extent described in this prospectus supplement, the rights of holders of the Subordinate Certificates to receive distributions of amounts collected or advanced on the mortgage loans will be subordinated, to the extent described in this prospectus supplement, to the rights of holders of the
Senior Certificates, and to the rights of the holders of each other class of
Subordinate Certificates with an earlier alphabetical Class designation
(provided that the Class A-M Certificates will be senior in right to the Class
A-J Certificates). This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all interest payable in respect of the Senior Certificates on each Distribution
Date, and the ultimate receipt by the holders of each class of Class A Senior
Certificates of principal in an amount equal to the entire Certificate Balance of the Class A Senior Certificates.

          Similarly, but to decreasing degrees and in alphabetical order of
Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates), this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Subordinate
Certificates, other than the Class S Certificates, which do not have the benefit of any effective subordination, of the full amount of interest payable in respect of such Classes of certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to, in each case, the entire
Certificate Balance of such class of certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each
Distribution Date in accordance with the order of priority described above under
"--Application of the Available Distribution Amount" and by the allocation of
Realized Losses and Expense Losses as described below. No other form of credit support will be available for the benefit of the holders of the certificates.

          Allocation to the Class A Senior Certificates, for so long as they are outstanding, of the entire Principal Distribution Amount for each Distribution
Date will generally have the effect of reducing the Certificate Balance of those
Classes at a faster rate than would be the case if principal payments were allocated pro rata to all Classes of certificates with Certificate Balances.
Thus, as principal is distributed to the holders of the Class A Senior
Certificates, the percentage interest in the trust evidenced by the Class A
Senior Certificates will be decreased, with a corresponding increase in the percentage interest in the trust evidenced by the Subordinate Certificates, thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Senior Certificates by the Subordinate
Certificates.

          Following retirement of the Class A Senior Certificates, the successive allocation to the Subordinate Certificates, in alphabetical order of
Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates), in each case until such Class is paid in full, of the entire Principal Distribution Amount for each Distribution Date will provide a similar benefit to each such class of certificates as regards the relative amount of subordination afforded by the other Classes of Subordinate
Certificates with later alphabetical Class designations (provided that the Class
A-M Certificates will be senior in right to the Class A-J Certificates).

          Realized Losses of principal and interest on the mortgage loans and
Expense Losses for any Distribution Date, to the extent not previously allocated and net of amounts, if any, on deposit in the Reserve Account, will be allocated to the Class S, Class Q, Class P, Class O, Class N, Class M, Class L, Class K,
Class J, Class H, Class G, Class F, Class E, Class D, Class C, Class B, Class
A-J and Class A-M Certificates, in that order, and then to the Class A-1, Class
A-1A, Class A-2, Class A-AB and Class A-3 Certificates, pro rata, and, solely with respect to

                                      S-84

losses of interest (other than as a reduction of the Notional Amount), to the
Class X Certificates, pro rata with the Class A Senior Certificates, in each case reducing principal and/or interest otherwise payable thereon.

          Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections or advances of principal that (in the absence of the reductions that we describe under the definition of "Principal Distribution Amount" in the
"Glossary of Terms" in this prospectus supplement) would otherwise be included in the total amount of principal distributable to certificateholders for the related distribution date, will create a deficit (or increase an otherwise-existing deficit) between the total principal balance of the mortgage pool (net of advances of principal) and the total principal balance of the certificates. The related reimbursements and payments made during any collection period will therefore result in the allocation of those amounts (in reverse sequential order in accordance with the loss allocation rules described in the preceding paragraph) to reduce the principal balances of the Principal Balance
Certificates (without accompanying principal distributions) on the distribution date for that collection period.

          Any shortfall in the amount of the Distributable Certificate Interest
Amount paid to the Certificateholders of any class of certificates on any
Distribution Date will result in Unpaid Interest for such Class, which will be distributable in subsequent periods to the extent of funds available therefor.

Prepayment Interest Shortfalls and Prepayment Interest Excesses

          If the aggregate Prepayment Interest Shortfalls on all mortgage loans other than Specially Serviced Mortgage Loans exceed the aggregate Prepayment
Interest Excesses for such mortgage loans for the Collection Period related to a
Distribution Date, the Master Servicing Fee and certain other compensation payable to the master servicer will be reduced by the amount of any Compensating
Interest. See "Servicing of the Mortgage Loans--The Master Servicer--Master
Servicer Compensation" in this prospectus supplement.

          Any Net Aggregate Prepayment Interest Shortfall for a Distribution
Date will be allocated to each Class of certificates, pro rata, in proportion to the amount of Accrued Certificate Interest payable to such Class on such
Distribution Date, in each case reducing interest otherwise payable on those classes. The Distributable Certificate Interest Amount in respect of any Class of certificates will be reduced to the extent any Net Aggregate Prepayment
Interest Shortfalls are allocated to such Class of certificates. See "Servicing of the Mortgage Loans--The Master Servicer--Master Servicer Compensation" in
this prospectus supplement.

          On any Distribution Date, to the extent that the aggregate Prepayment
Interest Excesses on all mortgage loans other than Specially Serviced Mortgage
Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the master servicer as additional servicing compensation. Likewise, to the extent that the aggregate Prepayment Interest Excesses on all Specially Serviced
Mortgage Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the special servicer as additional servicing compensation.

          In the case of any mortgage loan that provides for a Due Date
(including applicable grace periods) that occurs after the Determination Date occurring in the month of such Due Date, the master servicer will be required to remit to the paying agent (for inclusion in the Available Distribution Amount for the distributions occurring in such month) any Principal Prepayments and
Balloon Payments that are received by the master servicer (from the borrower or the primary servicer) after the Determination Date but on or before the third business day prior to the related Distribution Date.

OPTIONAL TERMINATION

          The holders of a majority of the controlling class, the special servicer, the master servicer and the holder of the majority interest in the
Class R-I Certificates, in that order, will have the option to purchase, in whole but not in part, the mortgage loans and any other property remaining in the trust on any Distribution Date on or after the Distribution Date on which the aggregate principal balance of the mortgage loans is less than or equal to
1% of the Initial Pool Balance.

                                      S-85

          The purchase price for any such purchase will be 100% of the aggregate unpaid principal balances of the mortgage loans, other than any mortgage loans as to which the master servicer has determined that all payments or recoveries with respect to such mortgage loans have been made, plus accrued and unpaid interest at the mortgage rate--or the mortgage rate less the Master Servicing
Fee Rate if the master servicer is the purchaser--to the Due Date for each mortgage loan ending in the Collection Period with respect to which such purchase occurs, plus unreimbursed Advances, with interest thereon at the
Advance Rate, and the fair market value of any other property remaining in the trust. The optional termination of the trust must be conducted so as to constitute a "qualified liquidation" of each REMIC under Section 860F of the
Code.

          Upon any such termination, the purchase price for the mortgage loans and the other property in the trust will be applied to pay accrued and unpaid interest on and reduce the Certificate Balance of all outstanding Classes to zero in the manner provided under "Description of the Offered
Certificates--Distributions--Application of the Available Distribution Amount"
in this prospectus supplement. Notice of any optional termination must be mailed by the paying agent on behalf of trustee to the Certificateholders and the
Rating Agencies upon the receipt of written notice of such optional termination by the trustee and the paying agent.

          ANY SUCH TERMINATION WILL HAVE AN ADVERSE EFFECT ON THE YIELD OF ANY
OUTSTANDING OFFERED CERTIFICATES PURCHASED AT A PREMIUM. SEE "YIELD, PREPAYMENT
AND MATURITY CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

ADVANCES

P&I Advances

          On the business day prior to each Distribution Date, the master servicer will be obligated to make a P&I Advance in respect of each mortgage loan, subject to the following paragraph, but only to the extent that the master servicer or the special servicer has not determined, in its sole discretion, exercised in good faith, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance Proceeds and Liquidation Proceeds, in respect of the related mortgage loan, and only until such mortgage loan has been liquidated; provided, however, that the amount of any P&I Advance required to be advanced by the master servicer with respect to interest on such a mortgage loan as to which there has been an Appraisal Reduction will be an amount equal to the product of:

o    the amount of interest required to be advanced by the master servicer without giving effect to this sentence; and

o    a fraction, the numerator of which is the Scheduled Principal Balance of such mortgage loan as of the immediately preceding Determination Date less any Appraisal Reduction in effect with respect to such mortgage loan and the denominator of which is the Scheduled Principal Balance of the mortgage loan as of such Determination Date.

          In addition, the master servicer will not in any event be required to advance prepayment or yield maintenance premiums, Excess Interest or default interest, if any.

          With respect to any mortgage loan that is delinquent in respect of its
Balloon Payment, including any REO Property as to which the related mortgage loan provided for a Balloon Payment, P&I Advances will be required in an amount equal to the Assumed Scheduled Payment, less the related Master Servicing Fee, the Excess Servicing Fee, the Primary Servicing Fee and any other servicing fees payable from such Assumed Scheduled Payment, subject to the same conditions and limitations, as described above, that apply to P&I Advances of other Scheduled
Payments.

          The master servicer will be entitled to interest on P&I Advances, which interest will accrue at the Advance Rate. This interest and any interest on other Advances, will result in a reduction in amounts payable on the certificates, to the extent that interest is not otherwise offset in accordance with the Pooling and Servicing Agreement.

                                      S-86

          P&I Advances and interest accrued thereon at the Advance Rate will be reimbursable or payable from recoveries on the related mortgage loans and, to the extent the master servicer or the special servicer determines in its sole discretion, exercised in good faith, that a P&I Advance will not be ultimately recoverable from related recoveries, from funds on deposit in the Certificate
Account and Distribution Account as described under "--Reimbursement of
Advances" below. In no event will the master servicer be required to make aggregate P&I Advances with respect to any mortgage loan which, when including the amount of interest accrued on such advances at the Advance Rate, equals an amount greater than the Scheduled Principal Balance plus all overdue amounts on such mortgage loan.

          Subject to certain exceptions, the right of the master servicer to reimbursement or payment out of recoveries will be prior to the right of the
Certificateholders to receive any amounts recovered with respect to any mortgage loan. If the master servicer fails to make a required P&I Advance, the trustee is required to make such P&I Advance, subject to the same limitations, and with the same rights, as described above for the master servicer.

Servicing Advances

          Servicing Advances, in all cases, will be reimbursable as described below. The master servicer will be permitted to pay, or to direct the payment of, certain servicing expenses directly out of the Certificate Account or
Distribution Account and under certain circumstances without regard to the relationship between the expense and the funds from which it is being paid.

          With respect to the mortgaged properties securing the mortgage loans, the master servicer will be obligated to make, and the special servicer may make, Servicing Advances for, among other things, real estate taxes and insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates and not paid by the related borrower, on a timely basis and for collection or foreclosure costs, including reasonable attorneys fees. With respect to REO Properties, the master servicer will be obligated to make, and the special servicer may make, Servicing Advances, if necessary and to the extent that funds from the operation of the related REO Property are unavailable to pay any amounts due and payable, for:

o    insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates;

o    items such as real estate taxes and assessments in respect of such REO
     Property that may result in the imposition of a lien;

o    any ground rents in respect of such REO Property; and

o    other costs and expenses necessary to maintain, manage or operate such REO
     Property.

          Notwithstanding the foregoing, the master servicer will be obligated to make such Servicing Advances only to the extent that the master servicer or the special servicer has not determined, as described below, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance Proceeds, Condemnation
Proceeds, Liquidation Proceeds or proceeds of mortgage loan repurchases (or from any other collections), in respect of such mortgage loan or REO Property.

          The master servicer and the special servicer may incur certain costs and expenses in connection with the servicing of a mortgage loan or the administration of REO Property. Servicing Advances, including interest accrued thereon at the Advance Rate, will be reimbursable from recoveries or collections on the related mortgage loan or REO Property. However, if the master servicer or the special servicer, as applicable, determines, as described below, that any
Servicing Advance previously made, and accrued interest thereon at the Advance
Rate, will not be ultimately recoverable from such related recoveries, such advances will generally be reimbursable from amounts on deposit in the
Certificate Account or Distribution Account as described under "--Reimbursement of Advances" below. If the master servicer fails to make a required Servicing
Advance, the trustee is required to make such Servicing Advance, subject to the same limitations, and with the same rights, as described above for the master servicer.

                                      S-87

Reimbursement of Advances

          Any monthly P&I Advance or Servicing Advance (in either case, with interest) that has been determined to be nonrecoverable from the particular mortgage loan to which it relates will be reimbursable from the Certificate
Account in the collection period in which the nonrecoverability determination is made. Any reimbursement of nonrecoverable advances will be made first from amounts in the Certificate Account that are allocable to principal received with respect to the mortgage pool during the collection period in which the reimbursement is made, prior to reimbursement from other collections (including interest) received during that collection period (and similarly, in subsequent periods, from principal first and then from other collections). If interest on the mortgage loans is used to reimburse such nonrecoverable advances, then the party entitled to such reimbursement has agreed to notify the rating agencies at least fifteen (15) days prior to such use, unless circumstances exist which are extraordinary in the sole discretion of such party. If the amount in the
Certificate Account allocable to principal received with respect to the mortgage loans is insufficient to fully reimburse the party entitled to reimbursement, then such party may elect at its sole option to defer reimbursement of the portion that exceeds such amount allocable to principal (in which case interest will continue to accrue on the unreimbursed portion of the advance). If a monthly P&I Advance or Servicing Advance is made with respect to a mortgage loan after a default thereon and the mortgage loan is thereafter worked out under terms that do not provide for the repayment of those advances (together with interest thereon) in full at the time of the workout (but such amounts become an obligation of the borrower to be paid in the future), then such advance
(together with interest thereon), unless determined to be nonrecoverable, will be reimbursable only from amounts in the Certificate Account that represent principal on the mortgage loans (net of any principal used to reimburse any nonrecoverable advance (together with interest thereon)). To the extent that the reimbursement is made from principal, the Principal Distribution Amount otherwise payable on the certificates on the related distribution date will be reduced and, in the case of reimbursement of nonrecoverable advances (or interest thereon), a Realized Loss will be allocated (in reverse sequential order in accordance with the loss allocation rules described above under
"--Distributions--Subordination; Allocation of Losses and Certain Expenses") to
reduce the total principal balance of the certificates on that distribution date. Any provision in the Pooling and Servicing Agreement for any Servicing
Advance or P&I Advance by the master servicer, the special servicer or the trustee is intended solely to provide liquidity for the benefit of the
Certificateholders and not as credit support or otherwise to impose on any such person or entity the risk of loss with respect to one or more of the mortgage loans.

Nonrecoverable Advances

          The determination that any P&I Advance or Servicing Advance, previously made or proposed to be made, would not be recoverable will be made in the sole discretion of the master servicer or special servicer, as applicable, exercising good faith, and is required to be accompanied by an officer's certificate delivered to the trustee, the special servicer or the master servicer (as applicable), the operating adviser, the Rating Agencies, the paying agent and us and setting forth the reasons for such determination, with copies of appraisals or internal valuations, if any, or other information that supports such determination. The master servicer's or special servicer's determination of nonrecoverability will be conclusive and binding upon the Certificateholders, and the trustee. The trustee will be entitled to rely conclusively on any determination by the master servicer or special servicer of nonrecoverability with respect to such Advance and will have no obligation, but will be entitled, to make a separate determination of recoverability.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

Paying Agent Reports

          Based solely on information provided in monthly reports prepared by the master servicer and the special servicer and delivered to the paying agent, the paying agent will be required to provide or make available to each
Certificateholder on each Distribution Date:

          (a)  A statement (in the form of Appendix VI) setting forth, to the extent applicable:

               (i)  the amount, if any, of such distributions to the holders of each class of Principal Balance Certificates applied to
                    reduce the aggregate Certificate Balance of such class;

                                      S-88

               (ii) the amount of such distribution to holders of each class of certificates allocable to (A) interest and (B) Prepayment
                    Premiums or Yield Maintenance Charges;

               (iii) the number of outstanding mortgage loans and the aggregate principal balance and Scheduled Principal Balance of the
                    mortgage loans at the close of business on the related
                    Determination Date, with respect to the mortgage pool and
                    with respect to each Loan Group;

               (iv) the number and aggregate Scheduled Principal Balance of mortgage loans:

                    (A)  delinquent 30 to 59 days,

                    (B)  delinquent 60 to 89 days,

                    (C)  delinquent 90 days or more,

                    (D)  as to which foreclosure proceedings have been
                         commenced, or

                    (E)  as to which bankruptcy proceedings have been commenced;

               (v)  with respect to any REO Property included in the trust, the principal balance of the related mortgage loan as of the
                    date of acquisition of the REO Property and the Scheduled
                    Principal Balance of the mortgage loan;

               (vi) as of the related Determination Date:

                    (A)  as to any REO Property sold during the related
                         Collection Period, the date of the related
                         determination by the special servicer that it has
                         recovered all payments which it expects to be finally
                         recoverable and the amount of the proceeds of such sale
                         deposited into the Certificate Account, and

                    (B)  the aggregate amount of other revenues collected by the special servicer with respect to each REO Property
                         during the related Collection Period and credited to
                         the Certificate Account, in each case identifying such
                         REO Property by the loan number of the related mortgage
                         loan;

               (vii) the aggregate Certificate Balance or Notional Amount of each class of certificates before and after giving effect to the distribution made on such Distribution Date;

               (viii) the aggregate amount of Principal Prepayments made during the related Collection Period, with respect to the mortgage pool and with respect to each Loan Group;

               (ix) the Pass-Through Rate applicable to each class of
                    certificates for such Distribution Date;

               (x)  the aggregate amount of servicing fees paid to the master servicer, the Primary Servicer and the special servicer and the holders of the rights to Excess Servicing Fees, with
                    respect to the mortgage pool and with respect to each Loan
                    Group;

               (xi) the amount of Unpaid Interest, Realized Losses or Expense
                    Losses, if any, incurred with respect to the mortgage loans, including a break out by type of such Expense Losses on an aggregate basis, with respect to the mortgage pool and with respect to each Loan Group;

                                      S-89

               (xii) the aggregate amount of Servicing Advances and P&I Advances outstanding, separately stated, that have been made by the master servicer, the special servicer and the trustee, with respect to the mortgage pool and with respect to each Loan
                    Group;

               (xiii) the amount of any Appraisal Reductions effected during the related Collection Period on a loan-by-loan basis and the
                    total Appraisal Reductions in effect as of such Distribution
                    Date, with respect to the Mortgage Pool and with respect to each Loan Group; and

               (xiv) such other information and in such form as will be
                    specified in the Pooling and Servicing Agreement.

          (b)  A report containing information regarding the mortgage loans as of the end of the related Collection Period, which report will contain substantially the categories of information regarding the mortgage loans presented in Appendix I and will be presented in a tabular format substantially similar to the format utilized in
               Appendix I.

          The reports described in clauses (a) and (b) above may be combined into one report for purposes of dissemination.

          In the case of information furnished pursuant to subclauses (a)(i),
(a)(ii) and (a)(xi) above, the amounts shall be expressed as a dollar amount per
$1,000 of original actual principal amount of the certificates for all certificates of each applicable Class.

          The paying agent will make the foregoing reports and certain other information available each month to any interested party via the paying agent's website, which shall initially be located at www.etrustee.net. In addition, the paying agent will also make certain other additional reports available via the paying agent's website on a restricted basis to the Depositor and its designees, including the Financial Market Publishers, the Rating Agencies, the parties to the Pooling and Servicing Agreement, the Underwriters, Certificateholders and
any prospective investors or beneficial owners of certificates who provide the paying agent with an investor certification in the form attached to the pooling and servicing agreement (which form may be submitted electronically via the paying agent's website). For assistance with the paying agent's website, investors may call (312) 904-0708. The paying agent will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. In addition, the paying agent may disclaim responsibility for any information of which it is not the original source.

          In connection with providing access to the paying agent's website, the paying agent may require registration and the acceptance of a disclaimer. The paying agent will not be liable for the dissemination of information in accordance with the Pooling and Servicing Agreement.

          On an annual basis, the master servicer is required to deliver the
Annual Report to the trustee and the paying agent, which will make such report available as described above to the Underwriters, the Certificateholders, the
Depositor and anyone the Depositor or any Underwriter reasonably designates, the special servicer, and the Rating Agencies.

          The paying agent shall make available at its corporate trust offices
(either in physical or electronic form), during normal business hours, upon reasonable advance written notice for review by any certificateholder, any certificate owner, any prospective investor, the Underwriters, each Rating
Agency, the special servicer, the Depositor, originals or copies of, among other things, the following items: (i) the most recent property inspection reports in the possession of the paying agent in respect of each mortgaged property and REO
Property, (ii) the most recent mortgaged property/REO Property annual operating statement and rent roll, if any, collected or otherwise obtained by or on behalf of the master servicer or the special servicer and delivered to the paying agent, (iii) any Phase I environmental report or engineering report prepared or appraisals performed in respect of each mortgaged property; provided, however, that the paying agent shall be permitted to require payment by the requesting party (other than either Rating Agency or the Operating Adviser) of a sum sufficient to cover the reasonable expenses

                                      S-90

actually incurred by the paying agent of providing access or copies (including electronic or digital copies) of any such information reasonably requested in accordance with the preceding sentence.

Other Information

          The Pooling and Servicing Agreement generally requires that the paying agent or, with respect to the mortgage loan files, the trustee make available, at their respective corporate trust offices or at such other office as they may reasonably designate, during normal business hours, upon reasonable advance notice for review by any Certificateholder, each Rating Agency or the Depositor, originals or copies of, among other things, the following items, except to the extent not permitted by applicable law or under any of the mortgage loan documents:

o    the Pooling and Servicing Agreement and any amendments to it;

o    all reports or statements delivered to holders of the relevant class of certificates since the Closing Date;

o    all officer's certificates delivered to the paying agent since the Closing
     Date;

o    all accountants' reports delivered to the paying agent since the Closing
     Date;

o    the mortgage loan files;

o    any and all modifications, waivers and amendments of the terms of a mortgage loan entered into by the master servicer and/or the special servicer; and

o    any and all officer's certificates and other evidence delivered to the paying agent to support the master servicer's determination that any
     Advance was not or, if made, would not be, recoverable.

          Copies of any and all of the foregoing items and any servicer reports will be available from the paying agent (or, with respect to the mortgage loan files, the trustee) upon request; however, the paying agent or trustee will be permitted to require the requesting party to pay a sum sufficient to cover the reasonable costs and expenses of providing such copies (except that such items will be furnished to the Operating Adviser without charge if such request is not excessive in the judgment of the paying agent or the trustee, as applicable).
Recipients of such information will generally be required to acknowledge that such information may be used only in connection with an evaluation of the certificates by such recipient.

Book-Entry Certificates

          Until such time, if any, as definitive certificates are issued in respect of the offered certificates, the foregoing information and access will be available to the related Certificate Owners only to the extent it is forwarded by, or otherwise available through, DTC and its Participants or otherwise made available publicly by the paying agent. The manner in which notices and other communications are conveyed by DTC to its Participants, and by such Participants to the Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

          The master servicer, the special servicer, the paying agent and the
Depositor are required to recognize as Certificateholders only those persons in whose names the certificates are registered with the certificate registrar as of the related Record Date; however, any Certificate Owner that has delivered to the certificate registrar a written certification, in the form prescribed by the
Pooling and Servicing Agreement, regarding such Certificate Owner's beneficial ownership of offered certificates will be recognized as a Certificateholder for purposes of obtaining the foregoing information and access.

                                      S-91

EXAMPLE OF DISTRIBUTIONS

          The following chart sets forth an example of distributions on the certificates as if the certificates had been issued in November 2005:

The close of business on          (A)  Cut-off Date.
November 1 (except as described
in this prospectus supplement)

November 30                       (B)  Record Date for all Classes of
                                       Certificates.

November 2 - December 8           (C)  The Collection Period. The master
                                       servicer receives Scheduled Payments due
                                       after the Cut-off Date and any Principal
                                       Prepayments made after the Cut-off Date
                                       and on or prior to December 8.

December 8                        (D)  Determination Date.

December 13                       (E)  Master Servicer Remittance Date.

December 14                       (F)  Distribution Date.

          Succeeding monthly periods follow the pattern of (B) through (F) above
(except as described below).

          (A) The outstanding principal balance of the mortgage loans will be the aggregate outstanding principal balance of the mortgage loans at the close of business on the Cut-off Date, after deducting principal payments due on or before such date, whether or not received. Principal payments due on or before such date, and the accompanying interest payments, are not part of the trust.

          (B) Distributions on the next Distribution Date will be made to those persons that are Certificateholders of record on this date. Each subsequent
Record Date will be the last business day of the month preceding the month in which the related Distribution Date occurs.

          (C) Any Scheduled Payments due and collected and Principal Prepayments collected, after the Cut-off Date and on or prior to December 8, 2005 will be deposited in the Certificate Account. Each subsequent Collection Period will begin on the day after the Determination Date in the month preceding the month of each Distribution Date and will end on the Determination Date in the month in which the Distribution Date occurs. In the case of certain mortgage loans identified in a schedule to the Pooling and Servicing Agreement as to which the
Scheduled Payment is due on a Due Date that may occur after, but in the same calendar month as, the last day of a given Collection Period, certain payments that are either received before the Distribution Date or advanced in respect of such Scheduled Payment (or, if applicable, Assumed Scheduled Payment) will, to the extent provided in the Pooling and Servicing Agreement, be deemed to be included in that Collection Period.

          (D) As of the close of business on the Determination Date, the master servicer will have determined the amounts of principal and interest that will be remitted with respect to the related Collection Period.

          (E) The master servicer will remit to the paying agent no later than the business day prior to the related Distribution Date all amounts held by the master servicer, and any P&I Advances required to be made by the master servicer, that together constitute the Available Distribution Amount for such
Distribution Date.

          (F) The paying agent will make distributions to Certificateholders on the 14th day of each month or, if such day is not a business day, the next succeeding business day.

                                      S-92

THE TRUSTEE

          U.S. Bank, National Association will act as the trustee. The trustee, is at all times required to be, and will be required to resign if it fails to be, (i) an institution insured by the FDIC, (ii) a corporation, national bank or national banking association, organized and doing business under the laws of the
United States of America or any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than
$50,000,000 and subject to supervision or examination by federal or state authority and (iii) an institution whose short-term debt obligations are at all times rated not less than "A-1" by S&P and "Prime 1" by Moody's and whose long-term senior unsecured debt is at all times rated not less than "A+" by S&P and "Aa3" by Moody's, or otherwise acceptable to the Rating Agencies as evidenced by a confirmation from each Rating Agency that such trustee will not cause a downgrade, withdrawal or qualification of the then currentratings of any class of certificates. If that corporation, national bank or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority mentioned above, then, for the purposes of the foregoing eligibility requirements, the combined capital and surplus of such corporation, national bank or national banking association will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The corporate trust office of the trustee responsible for administration of the trust is located at One
Federal Street, Corporate Trust 3rd Floor, Boston, Massachusetts 02110,
Attention: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-HQ7. As of June 30, 2005, the trustee had assets of approximately $204 billion. See "Description of the Pooling and Servicing
Agreements--Duties of the Trustee", "Description of the Pooling and Servicing
Agreements--Regarding the Fees, Indemnities and Powers of the Trustee" and
"Description of the Pooling and Servicing Agreements--Resignation and Removal of
the Trustee" in the prospectus.

THE PAYING AGENT, CERTIFICATE REGISTRAR AND AUTHENTICATING AGENT

          LaSalle Bank National Association ("LaSalle") will serve as the paying agent (in such capacity, the "paying agent"). In addition, LaSalle will serve as registrar (in such capacity, the "certificate registrar") for purposes of recording and otherwise providing for the registration of the offered certificates and of transfers and exchanges of the definitive certificates, if issued, and as authenticating agent of the certificates (in such capacity, the
"authenticating agent"). LaSalle maintains an office at 135 S. LaSalle Street,
Suite 1625, Chicago, IL 60603 for certificate transfers and exchanges and administration purposes. As compensation for the performance of its duties as paying agent, certificate registrar and authenticating agent, LaSalle will be paid a portion of the monthly Trustee Fee as set forth in the Pooling and
Servicing Agreement. LaSalle is also a mortgage loan seller and an affiliate of
LaSalle Financial Services, Inc., an underwriter.

          The trustee, the certificate registrar and the paying agent and each of their respective directors, officers, employees, agents and controlling persons will be entitled to indemnification from the trust against any loss, liability or expense incurred without negligence or willful misconduct on their respective parts, and arising out of, or in connection with the performance of each of their duties or the exercise of their rights under the Pooling and
Servicing Agreement and the certificates.

EXPECTED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION DATE

          The Expected Final Distribution Date for each class of certificates presented under "Summary of Prospectus Supplement--Expected Final Distribution
Dates" in this prospectus supplement is the date on which such Class is expected to be paid in full, assuming timely payments and no Principal Prepayments (other than payments with respect to ARD Loans on their Anticipated Repayment Dates)
will be made on the mortgage loans in accordance with their terms and otherwise based on the Structuring Assumptions.

          The Rated Final Distribution Date of each class of certificates is the
Distribution Date in November 2042.

          The ratings assigned by the Rating Agencies to each class of Principal
Balance Certificates reflects an assessment of the likelihood that the
Certificateholders of such Class will receive, on or before the Rated Final
Distribution Date, all principal distributions to which they are entitled.

                                      S-93

AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT

          The Pooling and Servicing Agreement may be amended from time to time by the parties to the Pooling and Servicing Agreement, without notice to or the consent of any of the Holders, to do the following:

o    to cure any ambiguity;

o    to cause the provisions in the Pooling and Servicing Agreement to conform to, or be consistent with, or in furtherance of, the statements made with respect to the certificates, the trust or the Pooling and Servicing
     Agreement in this prospectus supplement, the accompanying prospectus or the memorandum under which certain of the Subordinate Certificates are being offered, or to correct or supplement any provision which may be inconsistent with any other provisions;

o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to maintain the status of each REMIC (or the grantor trust portion of the trust) for the purposes of federal income tax law (or comparable provisions of state income tax law);

o    to make any other provisions with respect to matters or questions arising under or with respect to the Pooling and Servicing Agreement not inconsistent with the provisions therein;

o    to modify, add to or eliminate the provisions in the Pooling and Servicing
     Agreement relating to transfers of residual certificates;

o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to list the certificates on a stock exchange, including, without limitation, the appointment of one or more sub-paying agents and the requirement that certain information be delivered to such sub-paying agents;

o    to modify the provisions relating to the timing of reimbursements of
     Servicing Advances or P&I Advances in order to conform them to the commercial mortgage-backed securities industry standard for such provisions; or

o    any other amendment which does not adversely affect in any material respect the interests of any Certificateholder (unless such Certificateholder consents).

          No such amendment effected pursuant to the first, second or fourth bullet above may (A) adversely affect in any material respect the interests of any Certificateholder not consenting to such amendment without the consent of
100% of the Certificateholders (if adversely affected) or (B) adversely affect the status of any REMIC (or the grantor trust portion of the trust).

          The Pooling and Servicing Agreement may also be amended from time to time by the agreement of the parties to the Pooling and Servicing Agreement
(without the consent of the Certificateholders) and with the written confirmation of the Rating Agencies that such amendment would not cause the ratings on any class of certificates to be qualified, withdrawn or downgraded;
provided, however, that such amendment may not effect any of the items set forth in the bullet points contained in the next succeeding paragraph. The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing
Agreement.

          The Pooling and Servicing Agreement may also be amended from time to time by the parties with the consent of the Holders of not less than 51% of the aggregate certificate balance of the certificates then outstanding (as calculated under the Pooling and Servicing Agreement), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders or such holders; provided that no such amendment may:

o    reduce in any manner the amount of, or delay the timing of the distributions required to be made on any certificate without the consent of the Holder of such certificate;

                                      S-94

o    reduce the aforesaid percentages of aggregate certificate percentage or certificate balance, the Holders of which are required to consent to any such amendment without the consent of all the Holders of each class of certificates affected thereby;

o    eliminate the master servicer's or the trustee's obligation to advance or alter the Servicing Standard except as may be necessary or desirable to comply with Sections 860A through 860G of the Code and related Treasury
     Regulations and rulings promulgated under the Code; or

o    adversely affect the status of any REMIC for federal income tax purposes without the consent of 100% of the Certificateholders (including the Class
     R-I, Class R-II and Class R-III Certificateholders) or adversely affect the status of the grantor trust created from the related portion of the trust, without the consent of 100% of the holders of the Class S Certificates. The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and
     Servicing Agreement.

Additionally, no amendment to the Pooling and Servicing Agreement may change in any manner the obligations of a mortgage loan seller under the related Mortgage
Loan Purchase Agreement without the consent of the applicable mortgage loan seller.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

          The yield to maturity on the offered certificates will be affected by the price paid by the Certificateholder, the related Pass-Through Rates and the rate, timing and amount of distributions on such offered certificates. The rate, timing and amount of distributions on any such certificate will in turn depend on, among other things:

o    the Pass-Through Rate for such certificate;

o    the rate and timing of principal payments, including Principal Prepayments, and other principal collections on the mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with
     Material Breaches of representations and warranties and Material Document
     Defects or the exercise of a purchase option by a holder of a subordinate note or a mezzanine loan) and the extent to which such amounts are to be applied in reduction of the Certificate Balance or Notional Amount of such certificate;

o    the rate, timing and severity of Realized Losses and Expense Losses and the extent to which such losses and expenses are allocable in reduction of the
     Certificate Balance or Notional Amount of such certificate or in reduction of amounts distributable thereon;

o    the rate and timing of any reimbursement of the Master Servicer, the
     Special Servicer or the Trustee, as applicable, out of the Certificate
     Account of nonrecoverable advances or advances remaining unreimbursed on a modified mortgage loan on the date of such modification; and

o    the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocable in reduction of the
     Distributable Certificate Interest Amount payable on such certificate.

          In addition, the effective yield to holders of the offered certificates will differ from the yield otherwise produced by the applicable
Pass-Through Rate and purchase prices of such certificates because interest distributions will not be payable to such holders until at least the 14th day of the month following the month of accrual without any additional distribution of interest or earnings thereon in respect of such delay.

PASS-THROUGH RATES

          The Pass-Through Rates on one or more classes of certificates may be based on, limited by, or equal to, a weighted average of the mortgage loan interest rates net of the Administrative Cost Rate, which is calculated based upon the respective principal balances of the mortgage loans. In addition, the
Pass-Through Rate on one or more classes of certificates may be capped at such weighted average rate. Accordingly, the yield on those classes of

                                      S-95

certificates may (and in the case of a class with a Pass-Through Rate equal to or based on the Weighted Average Net Mortgage Rate, will) be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary and involuntary prepayments and any unscheduled collections of principal and/or any experience of Realized Losses as a result of liquidations of mortgage loans. In general, the effect of any such changes on the yields and Pass-Through Rates for those certificates will be particularly adverse to the extent that mortgage loans with relatively higher mortgage rates experience faster rates of such scheduled amortization, voluntary prepayments and unscheduled collections or Realized Losses than mortgage loans with relatively lower mortgage rates.

RATE AND TIMING OF PRINCIPAL PAYMENTS

          The yield to maturity on the Class X Certificates will be extremely sensitive to, and the yield to maturity on any class of offered certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the aggregate Certificate Balance or
Notional Amount of such class of certificates. As described in this prospectus supplement, the Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Senior Certificates until their
Certificate Balance is reduced to zero, and will thereafter be distributable entirely in respect of each other class of Principal Balance Certificates, in descending alphabetical order of Class designation (provided that the Class A-M
Certificates will be senior in right to the Class A-J Certificates), in each case until the aggregate Certificate Balance of such class of certificates is, in turn, reduced to zero. Consequently, the rate and timing of principal payments that are distributed or otherwise result in reduction of the aggregate
Certificate Balance of each class of offered certificates will be directly related to the rate and timing of principal payments on or in respect of the mortgage loans, which will in turn be affected by the amortization schedules of such mortgage loans, the dates on which Balloon Payments are due, any extension of maturity dates by the master servicer or the special servicer, the rate and timing of any reimbursement of the master servicer, the special servicer or the trustee, as applicable, out of the Certificate Account of nonrecoverable advances or advances remaining unreimbursed on a modified mortgage loan on the date of such modification (together with interest on such advances), and the rate and timing of Principal Prepayments and other unscheduled collections thereon, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties, repurchases as a result of a mortgage loan seller's breach of representations and warranties or material defects in a mortgage loan's documentation and other purchases of mortgage loans out of the trust.

          A concentration of mortgage loans secured by the same mortgaged property types can increase the risk that a decline in a particular industry or business would have a disproportionately large impact on the mortgage pool. In particular, the mortgage loans in Loan Group 1 are secured primarily by mortgaged properties other than multifamily properties and the mortgage loans in
Loan Group 2 are secured primarily by multifamily properties. Because principal distributions on the Class A-1A Certificates are generally received from collections on the Mortgage Loans in Loan Group 2, an adverse event with respect to multifamily mortgaged properties would have a substantially greater impact on the Class A-1A Certificates than if such Class received principal distributions from other property types as well. However, on and after any Distribution Date on which the Certificate Balances of the Class A-M through S certificates have been reduced to zero, the Class A-1A certificates will receive principal distributions from the collections on the mortgage pool, pro rata, with the
Class A-1, Class A-2, Class A-AB and Class A-3 Certificates. Furthermore,
because the amount of principal that will be distributed to the Class A-1, Class
A-1A, Class A-2, Class A-AB and Class A-3 Certificates will generally be based upon the particular Loan Group that the related mortgage loan is deemed to be in, the yield on the Class A-1, Class A-2, Class A-AB and Class A-3 Certificates
will be particularly sensitive to prepayments on mortgage loans in Loan Group 1 and the yield on the Class A-1A Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 2.

          Although the borrower under an ARD Loan may have incentives to prepay the ARD Loan on its Anticipated Repayment Date, there is no assurance that the borrower will choose to or will be able to prepay an ARD Loan on its Anticipated
Repayment Date. The failure of the borrower to prepay an ARD Loan on its
Anticipated Repayment Date will not be an event of default under the terms of that mortgage loan. However, the Pooling and Servicing Agreement will require action to be taken to enforce the trust's right to apply excess cash flow generated by the mortgaged property to the payment of principal in accordance with the terms of the ARD Loan documents.

                                      S-96

          Prepayments and, assuming the respective maturity dates for those mortgage loans have not occurred, liquidations of the mortgage loans will result in distributions on the certificates of amounts that would otherwise be distributed over the remaining terms of the mortgage loans and will tend to shorten the weighted average lives of the Principal Balance Certificates. Any early termination of the trust as described in this prospectus supplement under
"Description of the Offered Certificates--Optional Termination" will also shorten the weighted average lives of those certificates then outstanding.
Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans, and, accordingly, on the Principal Balance Certificates, while work-outs are negotiated or foreclosures are completed, and such delays will tend to lengthen the weighted average lives of those certificates. See "Servicing of the Mortgage
Loans--Mortgage Loan Modifications" in this prospectus supplement.

          The extent to which the yield to maturity of any offered certificate may vary from the anticipated yield will depend upon the degree to which such certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in turn are distributed or otherwise result in a reduction of the aggregate Certificate Balance of its Class. An investor should consider, in the case of any such certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

          In general, if an offered certificate is purchased at a discount or premium, the earlier a payment of principal on the mortgage loans is distributed or otherwise results in reduction of the Certificate Balance of the related
Class, the greater will be the effect on the yield to maturity of such certificate. As a result, the effect on an investor's yield of principal payments on the mortgage loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period may not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. With respect to the Class A Senior, Class A-M, Class A-J,
Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K
and Class X Certificates, the allocation of a portion of collected Prepayment
Premiums or Yield Maintenance Charges to the certificates as described in this prospectus supplement is intended to mitigate those risks; however, such allocation, if any, may be insufficient to offset fully the adverse effects on yield that such prepayments may have. Generally, no Yield Maintenance Charge or
Prepayment Premium will be required for prepayments in connection with a casualty or condemnation unless an event of default has occurred or in connection with the resolution of a Specially Serviced Mortgage Loan or related mortgaged property. The Prepayment Premium or Yield Maintenance Charge payable, if any, with respect to any mortgage loan, is required to be calculated as presented in "Appendix II - Certain Characteristics of the Mortgage Loans."

          Because the rate of principal payments on the mortgage loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal
Prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the mortgage loans.

UNPAID DISTRIBUTABLE CERTIFICATE INTEREST

          If the portion of the Available Distribution Amount distributable in respect of interest on any class of certificates on any Distribution Date is less than the Distributable Certificate Interest Amount then payable for that
Class, the shortfall will be distributable to holders of the class of certificates on subsequent Distribution Dates, to the extent of the Available
Distribution Amount. Any such shortfall (which would not include interest shortfalls in connection with a principal prepayment accompanied by less than a full month's interest) may adversely affect the yield to maturity of the class of certificates for as long as it is outstanding.

LOSSES AND SHORTFALLS

          The yield to holders of the offered certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the mortgage loans. Realized Losses and Expense Losses will generally be applied in reverse sequential order, that is, first to the Class S
Certificates, and then to the other respective Classes of Principal Balance
Certificates, in ascending alphabetical order of Class designation (provided

                                      S-97

that the Class A-M Certificates will be senior in right to the Class A-J
Certificates) -- from the Class Q Certificates to the Class B Certificates, then the Class A-J Certificates, then the Class A-M Certificates, then pro rata among the Class A-1, Class A-1A. Class A-2, Class A-AB and Class A-3 Certificates. As
to each of such classes, Realized Losses and Expense Losses will reduce (i)
first, the Certificate Balance of each such class until each such Certificate
Balance is reduced to zero (in the case of the Principal Balance Certificates);
(ii) second, Unpaid Interest owing to each such class and (iii) third,
Distributable Certificate Interest Amounts owing to each such class, provided, that such reductions shall be allocated among the Class A-1 Certificates, Class
A-1A Certificates, Class A-2 Certificates, Class A-AB Certificates and Class A-3
Certificates, and, as to their interest entitlements only, the Class X
Certificates, pro rata, based upon their outstanding Certificate Balances or accrued interest, as the case may be. Net Aggregate Prepayment Interest
Shortfalls will be borne by the holders of each class of certificates, pro rata as described in this prospectus supplement, in each case reducing interest otherwise payable thereon. Shortfalls arising from delinquencies and defaults, to the extent the master servicer determines that P&I Advances would be nonrecoverable, Appraisal Reductions, Expense Losses and Realized Losses
generally will result in, among other things, a shortfall in current or ultimate distributions to the most subordinate class of certificates outstanding.

RELEVANT FACTORS

          The rate and timing of principal payments and defaults and the severity of losses on the mortgage loans may be affected by a number of factors including, without limitation, payments of principal arising from repurchases of mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with breaches of representations and warranties and otherwise), prevailing interest rates, the terms of the mortgage loans--for example, provisions prohibiting Principal Prepayments for certain periods and/or requiring the payment of Prepayment Premiums or Yield Maintenance Charges, due-on-sale and due-on-encumbrance provisions, and amortization terms that require Balloon Payments--the demographics and relative economic vitality of the areas in which the mortgaged properties are located and the general supply and demand for rental units or comparable commercial space, as applicable, in such areas, the quality of management of the mortgaged properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" in this prospectus supplement and "Risk Factors"
in the prospectus.

          The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage interest rate, the related borrower has an incentive to refinance its mortgage loan. A requirement that a prepayment be accompanied by a Prepayment
Premium or Yield Maintenance Charge may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

          Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell mortgaged properties prior to the exhaustion of tax depreciation benefits.

          We make no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans, as to the relative importance of such factors, as to the percentage of the principal balance of the mortgage loans that will be prepaid or as to whether a default will have occurred as of any date or as to the overall rate of prepayment or default on the mortgage loans.

WEIGHTED AVERAGE LIFE

          Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of any Principal
Balance Certificate will be influenced by, among other things, the rate at which principal on the mortgage loans is paid or otherwise collected or advanced and applied to reduce the Certificate Balance of such certificate. Furthermore, because the amount of principal that will be distributed to the Class A-1, Class
A-1A, Class A-2, Class A-AB and Class A-3 Certificates will generally be based upon the particular Loan Group that the related mortgage loan is deemed to be in, the weighted average life on the Class A-1, Class A-2, Class A-AB and Class
A-3 Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 1 and the weighted

                                      S-98

average life on the Class A-1A Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 2.

          Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the Constant Prepayment Rate or CPR model. The CPR model represents an assumed constant rate of prepayment each month expressed as a percentage of the then outstanding principal balance of all of the mortgage loans, which are past their lockout, defeasance and yield maintenance periods.
We make no representation as to the appropriateness of using the CPR model for purposes of analyzing an investment in the offered certificates.

          The following tables indicate the percent of the initial Certificate
Balance of each class of offered certificates after each of the dates shown and the corresponding weighted average life of each such class of the certificates, if the Mortgage Pool were to prepay at the indicated levels of CPR, and sets forth the percentage of the initial Certificate Balance of such certificates that would be outstanding after each of the dates shown. The tables below have also been prepared generally on the basis of the Structuring Assumptions.

          The mortgage loans do not have all of the characteristics of the
Structuring Assumptions. To the extent that the mortgage loans have characteristics that differ from those assumed in preparing the tables, the
Classes of Certificates analyzed in the tables may mature earlier or later than indicated by the tables and therefore will have a corresponding decrease or increase in weighted average life. Additionally, mortgage loans generally do not prepay at any constant rate. Accordingly, it is highly unlikely that the mortgage loans will prepay in a manner consistent with the Structuring
Assumptions. Furthermore, it is unlikely that the mortgage loans will experience no defaults or losses. In addition, variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial Certificate Balances, and shorten or extend the weighted average lives, shown in the following tables. These variations may occur even if the average prepayment experience of the mortgage loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the mortgage loans may be expected to prepay.

          For the purposes of each table, the weighted average life of a certificate is determined by:

o    multiplying the amount of each reduction in the Certificate Balance thereon by the number of years from the date of issuance of the certificate to the related Distribution Date;

o    summing the results; and

o    dividing the sum by the aggregate amount of the reductions in the
     Certificate Balance of such certificate.

          The characteristics of the mortgage loans differ in substantial respects from those assumed in preparing the tables below, and the tables are presented for illustrative purposes only. In particular, it is unlikely that the
Mortgage Pool will not experience any defaults or losses, or that the Mortgage
Pool or any mortgage loan will prepay at any constant rate. Therefore, there can be no assurance that the mortgage loans will prepay at any particular rate.

                                      S-99

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                      89%    89%    89%    89%    89%
November 2007                      77%    77%    77%    77%    77%
November 2008                      62%    62%    62%    62%    62%
November 2009                      45%    45%    45%    45%    45%
November 2010                       5%     4%     3%     1%     0%
November 2011                       0%     0%     0%     0%     0%
Weighted average life (years)    3.33   3.32   3.32   3.31   3.26

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-1A CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                      99%    99%    99%    99%    99%
November 2007                      98%    98%    98%    98%    98%
November 2008                      97%    97%    97%    97%    97%
November 2009                      96%    96%    96%    96%    96%
November 2010                      94%    94%    94%    94%    94%
November 2011                      92%    92%    92%    92%    92%
November 2012                      88%    88%    88%    88%    88%
November 2013                      86%    86%    86%    86%    86%
November 2014                      84%    84%    83%    82%    76%
November 2015                       0%     0%     0%     0%     0%
Weighted average life (years)    9.01   8.99   8.98   8.96   8.82

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                     100%   100%   100%   100%   100%
November 2007                     100%   100%   100%   100%   100%
November 2008                     100%   100%   100%   100%   100%
November 2009                     100%   100%   100%   100%   100%
November 2010                     100%   100%   100%   100%    99%
November 2011                     100%    98%    97%    96%    95%
November 2012                       0%     0%     0%     0%     0%
Weighted average life (years)    6.73   6.70   6.66   6.63   6.42

                                     S-100

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-AB CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                     100%   100%   100%   100%   100%
November 2007                     100%   100%   100%   100%   100%
November 2008                     100%   100%   100%   100%   100%
November 2009                     100%   100%   100%   100%   100%
November 2010                     100%   100%   100%   100%   100%
November 2011                      81%    81%    81%    81%    81%
November 2012                      55%    55%    55%    55%    55%
November 2013                      27%    27%    27%    27%    27%
November 2014                       0%     0%     0%     0%     0%
Weighted average life (years)    7.13   7.13   7.13   7.13   7.13

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-3 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                     100%   100%   100%   100%   100%
November 2007                     100%   100%   100%   100%   100%
November 2008                     100%   100%   100%   100%   100%
November 2009                     100%   100%   100%   100%   100%
November 2010                     100%   100%   100%   100%   100%
November 2011                     100%   100%   100%   100%   100%
November 2012                     100%   100%   100%   100%   100%
November 2013                     100%   100%   100%   100%   100%
November 2014                      99%    99%    99%    98%    96%
November 2015                       0%     0%     0%     0%     0%
Weighted average life (years)    9.67   9.65   9.63   9.60   9.42

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-M CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                     100%   100%   100%   100%   100%
November 2007                     100%   100%   100%   100%   100%
November 2008                     100%   100%   100%   100%   100%
November 2009                     100%   100%   100%   100%   100%
November 2010                     100%   100%   100%   100%   100%
November 2011                     100%   100%   100%   100%   100%
November 2012                     100%   100%   100%   100%   100%
November 2013                     100%   100%   100%   100%   100%
November 2014                     100%   100%   100%   100%   100%
November 2015                       0%     0%     0%     0%     0%
Weighted average life (years)    9.86   9.85   9.84   9.82   9.71

                                     S-101

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-J CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                  0%    25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                     100%   100%   100%   100%   100%
November 2007                     100%   100%   100%   100%   100%
November 2008                     100%   100%   100%   100%   100%
November 2009                     100%   100%   100%   100%   100%
November 2010                     100%   100%   100%   100%   100%
November 2011                     100%   100%   100%   100%   100%
November 2012                     100%   100%   100%   100%   100%
November 2013                     100%   100%   100%   100%   100%
November 2014                     100%   100%   100%   100%   100%
November 2015                       0%     0%     0%     0%     0%
Weighted average life (years)    9.87   9.87   9.87   9.87   9.71

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                  0%    25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                     100%   100%   100%   100%   100%
November 2007                     100%   100%   100%   100%   100%
November 2008                     100%   100%   100%   100%   100%
November 2009                     100%   100%   100%   100%   100%
November 2010                     100%   100%   100%   100%   100%
November 2011                     100%   100%   100%   100%   100%
November 2012                     100%   100%   100%   100%   100%
November 2013                     100%   100%   100%   100%   100%
November 2014                     100%   100%   100%   100%   100%
November 2015                       0%     0%     0%     0%     0%
Weighted average life (years)    9.87   9.87   9.87   9.87   9.71

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS C CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%     25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                     100%   100%   100%   100%   100%
November 2007                     100%   100%   100%   100%   100%
November 2008                     100%   100%   100%   100%   100%
November 2009                     100%   100%   100%   100%   100%
November 2010                     100%   100%   100%   100%   100%
November 2011                     100%   100%   100%   100%   100%
November 2012                     100%   100%   100%   100%   100%
November 2013                     100%   100%   100%   100%   100%
November 2014                     100%   100%   100%   100%   100%
November 2015                       0%     0%     0%     0%     0%
Weighted average life (years)    9.87   9.87   9.87   9.87   9.71

                                     S-102

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS D CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                 0%    25%     50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                     100%   100%   100%   100%   100%
November 2007                     100%   100%   100%   100%   100%
November 2008                     100%   100%   100%   100%   100%
November 2009                     100%   100%   100%   100%   100%
November 2010                     100%   100%   100%   100%   100%
November 2011                     100%   100%   100%   100%   100%
November 2012                     100%   100%   100%   100%   100%
November 2013                     100%   100%   100%   100%   100%
November 2014                     100%   100%   100%   100%   100%
November 2015                       0%     0%     0%     0%     0%
Weighted average life (years)    9.87   9.87   9.87   9.87   9.79

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS E CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                  0%    25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                     100%   100%   100%   100%   100%
November 2007                     100%   100%   100%   100%   100%
November 2008                     100%   100%   100%   100%   100%
November 2009                     100%   100%   100%   100%   100%
November 2010                     100%   100%   100%   100%   100%
November 2011                     100%   100%   100%   100%   100%
November 2012                     100%   100%   100%   100%   100%
November 2013                     100%   100%   100%   100%   100%
November 2014                     100%   100%   100%   100%   100%
November 2015                       0%     0%     0%     0%     0%
Weighted average life (years)    9.87   9.87   9.87   9.87   9.79

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS F CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                  0%    25%    50%    75%   100%
------------------------------   ----   ----   ----   ----   ----
Closing Date                      100%   100%   100%   100%   100%
November 2006                     100%   100%   100%   100%   100%
November 2007                     100%   100%   100%   100%   100%
November 2008                     100%   100%   100%   100%   100%
November 2009                     100%   100%   100%   100%   100%
November 2010                     100%   100%   100%   100%   100%
November 2011                     100%   100%   100%   100%   100%
November 2012                     100%   100%   100%   100%   100%
November 2013                     100%   100%   100%   100%   100%
November 2014                     100%   100%   100%   100%   100%
November 2015                       0%     0%     0%     0%     0%
Weighted average life (years)    9.87   9.87   9.87   9.87   9.79

                                      S-103

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

          The Mortgage Pool will consist of two hundred seventy-nine (279)
fixed-rate, first mortgage loans with an aggregate Cut-off Date Balance of
$1,961,802,252, subject to a permitted variance of plus or minus 5%. The Cut-off
Date Balances of the mortgage loans range from $479,855 to $141,000,000, and the mortgage loans have an average Cut-off Date Balance of $7,031,549.

          For purposes of calculating distributions on certain classes of certificates, the mortgage loans in the pool of mortgage loans backing the offered certificates will be divided into Loan Group 1 and Loan Group 2.

          Loan Group 1 will consist of all of the mortgage loans that are secured by property types other than forty-one (41) mortgage loans that are secured by multifamily properties, two (2) mortgage loans that are secured by mixed use properties and three (3) mortgage loans that are secured by manufactured housing community properties. Loan Group 1 will consist of two hundred thirty-three (233) mortgage loans, with an Initial Loan Group 1 Balance of $1,744,581,390, subject to a permitted variance of plus or minus 5%. Loan
Group 1 represents approximately 88.9% of the Initial Pool Balance.

          Loan Group 2 will consist of forty-one (41) of the mortgage loans that are secured by multifamily properties, two (2) of the mortgage loans that are secured by mixed use properties and three (3) mortgage loans that are secured by manufactured housing community properties and have an Initial Loan Group 2
Balance of $217,220,861, subject to a permitted variance of plus or minus 5%.
Loan Group 2 represents approximately 11.1% of the Initial Pool Balance and approximately 78.0% of the principal balance of all the mortgage loans secured by multifamily, mixed use properties and manufactured housing community properties.

          The Cut-off Date Balances of the mortgage loans in Loan Group 1 range from $497,855 to $141,000,000 and the mortgage loans in Loan Group 1 had an average Cut-off Date Balance of $7,487,474. The Cut-off Date Balances of the
mortgage loans in Loan Group 2 range from $1,100,000 to $23,800,000 and the mortgage loans in Loan Group 2 had an average Cut-off Date Balance of
$4,722,193.

          Generally, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, multiple mortgaged properties securing a single mortgage loan have been treated as multiple cross-collateralized and cross-defaulted mortgage loans, each secured by one of the related mortgaged properties and each having a principal balance in an amount equal to an allocated portion of the aggregate indebtedness represented by such obligation. In addition, for purposes of the presentation of Mortgage
Pool information in this prospectus supplement, certain multiple mortgaged properties securing a single mortgage loan were treated as a single mortgaged property if, generally, such mortgaged properties were in close proximity to each other and economically dependent upon each other in order to provide sufficient income to pay debt service on the related mortgage loan. All numerical information concerning the mortgage loans contained in this prospectus supplement is approximate.

          The mortgage loans were originated between October 8, 2004 and
November 4, 2005. As of the Cut-off Date, none of the mortgage loans were 30 days or more delinquent, or had been 30 days or more delinquent during the 12 calendar months preceding the Cut-off Date. Brief summaries of the material terms of the mortgage loans associated with the ten (10) largest mortgage loans
(including crossed mortgage loans) in the Mortgage Pool are contained in
Appendix V attached.

          Three hundred twenty-two (322) mortgaged properties, securing mortgage loans representing 97.8% of the Initial Pool Balance (which include two hundred seventy-six (276) mortgaged properties in Loan Group 1, representing 97.5% of the Initial Loan Group 1 Balance, and forty-six (46) mortgaged properties in
Loan Group 2, representing 100.0% of the Initial Loan Group 2 Balance), are
subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee simple estate in such mortgaged property. Two (2)
mortgaged properties, securing mortgage loans representing 0.6% of the Initial
Pool Balance (and representing 0.7% of the Initial Loan Group 1 Balance), are subject to a leasehold mortgage, deed of trust or similar security instrument that

                                      S-104

creates a first mortgage lien on a fee interest in a portion of such mortgaged property and a leasehold interest in the remaining portion of that same property. Four (4) mortgaged properties, securing mortgage loans representing
1.6% of the Initial Pool Balance (and representing 1.7% of the Initial Loan
Group 1 Balance), are subject to a leasehold mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a leasehold interest in such mortgaged property.

          On the Closing Date, we will acquire the mortgage loans from the mortgage loan sellers, in each case pursuant to a Mortgage Loan Purchase
Agreement to be entered into between us and the particular mortgage loan seller.
We will then transfer the mortgage loans, without recourse, to the trustee for the benefit of the Certificateholders. See "--The Mortgage Loan Sellers" and
"--Sale of the Mortgage Loans" below.

MATERIAL TERMS AND CHARACTERISTICS OF THE MORTGAGE LOANS

Mortgage Rates; Calculations of Interest

          The mortgage loans bear interest at mortgage rates that will remain fixed for their entire terms. Other than ARD Loans, no mortgage loan permits negative amortization or the deferral of accrued interest. Two hundred sixty-five (265) mortgage loans, representing 98.1% of the Initial Pool Balance
(which include two hundred nineteen (219) mortgage loans in Loan Group 1, representing 97.8% of the Initial Loan Group 1 Balance, and forty-six (46)
mortgage loans in Loan Group 2, representing 100.0% of the Initial Loan Group 2
Balance), accrue interest on the basis of the actual number of days elapsed each month in a 360-day year. Fourteen (14) mortgage loans, representing 1.9% of the
Initial Pool Balance (and representing 2.2% of the Initial Loan Group 1
Balance), accrues interest on the basis of a 360-day year consisting of twelve
30-day months.

Property Types

          The mortgage loans consist of the following property types:

          o    Retail - One hundred four (104) of the mortgaged properties, which secure 31.9% of the Initial Pool Balance, are retail properties;

          o    Office - Forty-eight (48) of the mortgaged properties, which secure 30.4% of the Initial Pool Balance, are office properties;

          o    Multifamily - Fifty-one (51) of the mortgaged properties, which secure 11.6% of the Initial Pool Balance, are multifamily
               properties;

          o    Hospitality - Twenty-seven (27) of the mortgaged properties, which secure 10.5% of the Initial Pool Balance, are hospitality properties;

          o    Self Storage - Sixty-two (62) of the mortgaged properties, which secure 8.2% of the Initial Pool Balance, are self-storage
               properties;

          o    Industrial - Twenty-one (21) of the mortgaged properties, which secure 4.2% of the Initial Pool Balance, are industrial
               properties;

          o    Mixed Use - Five (5) of the mortgaged properties, which secure
               1.3% of the Initial Pool Balance, are mixed use properties;

          o    Manufactured Housing Community - Nine (9) of the mortgaged properties, which secure 1.3% of the Initial Pool Balance, are manufactured housing community properties; and

          o    Other - One (1) of the mortgaged properties, which secures 0.7%
               of the Initial Pool Balance, is a type of property other than those set forth in this paragraph.

                                      S-105

          For information regarding the property types in Loan Group 1 or Loan
Group 2, see Appendix I to this prospectus supplement.

Property Location

          The following geographic areas contain the largest concentrations of mortgaged properties securing the mortgage loans: California, New York and
Florida.

          o    Fifty-two (52) mortgaged properties, representing security for
               23.0% of the Initial Pool Balance, are located in California. Of the mortgaged properties located in California, forty-four (44)
               of such mortgaged properties, representing security for 16.3% of the Initial Pool Balance, are located in Southern California, and eight (8) mortgaged properties, representing security for 6.6% of the Initial Pool Balance, are located in Northern California.
               Northern California includes areas with zip codes above 93600 and
               Southern California includes areas with zip codes of 93600 and below;

          o    Twelve (12) mortgaged properties, representing security for 9.8%
               of the Initial Pool Balance, are located in New York; and

          o    Twenty-five (25) mortgaged properties, representing security for
               7.2% of the Initial Pool Balance, are located in Florida.

          For information regarding the location of the properties securing the mortgage loans included in Loan Group 1 and Loan Group 2, see Appendix I to this prospectus supplement.

Due Dates

          Two hundred seventy-one (271) of the mortgage loans, representing
84.4% of the Initial Pool Balance (which include two hundred twenty-five (225)
mortgage loans in Loan Group 1, representing 82.5% of the Initial Loan Group 1
Balance, and forty-six (46) mortgage loans in Loan Group 2, representing 100.0%
of the Initial Loan Group 2 Balance), have Due Dates on the 1st day of each calendar month. Two (2) of the mortgage loans, representing 1.3% of the Initial
Pool Balance (and representing 1.5% of the Initial Loan Group 1 Balance), have
Due Dates on the 3rd day of each calendar month. One (1) of the mortgage loans, representing 0.7% of the Initial Pool Balance (and representing 0.8% of the
Initial Loan Group 1 Balance), has a Due Date on the 5th day of each calendar month. One (1) of the mortgage loans, representing 2.6% of the Initial Pool
Balance (and representing 3.0% of the Initial Loan Group 1 Balance), has a Due
Date on the 7th day of each calendar month. Four (4) of the mortgage loans, representing 10.9% of the Initial Pool Balance (and representing 12.3% of the
Initial Loan Group 1 Balance), have Due Dates on the 8th day of each calendar month. The mortgage loans have various grace periods prior to the imposition of late payment charges, including two hundred sixty (260) mortgage loans, representing 93.1% of the Initial Pool Balance (which include two hundred eighteen (218) mortgage loans in Loan Group 1, representing 92.9% of the Initial
Loan Group 1 Balance, and forty-two (42) mortgage loans in Loan Group 2, representing 94.3% of the Initial Loan Group 2 Balance), with grace periods prior to the imposition of late payment charges of 0 to 5 calendar days or 5 business days, six (6) mortgage loans, representing 4.7% of the Initial Pool
Balance (and representing 5.2% of the Initial Loan Group 1 Balance), with grace periods prior to the imposition of late payment charges of 7 business days, seven (7) mortgage loans, representing 1.2% of the Initial Pool Balance (which include five (5) mortgage loans in Loan Group 1, representing 0.9% of the
Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan Group 2, representing 4.1% of the Initial Loan Group 2 Balance), with grace periods prior to the imposition of late payment charges of 15 business days, one (1) mortgage loan, representing 0.7% of the Initial Pool Balance (and representing 0.7% of the Initial Loan Group 1 Balance), with a grace period prior to the imposition of late payment charges of 8 business days and five (5) mortgage loans, representing 0.4% of the Initial Pool Balance (which include three (3) mortgage loans in Loan Group 1, representing 0.2% of the Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan Group 2, representing 1.6% of the Initial
Loan Group 2 Balance), with grace periods prior to the imposition of late payment charges of 10 business days.

                                      S-106

Amortization

          The mortgage loans have the following amortization features:

          o    Two hundred sixty-seven (267) of the mortgage loans, representing
               98.7% of the Initial Pool Balance (which include two hundred twenty-two (222) mortgage loans in Loan Group 1, representing
               98.6% of the Initial Loan Group 1 Balance, and forty-five (45)
               mortgage loans in Loan Group 2, representing 99.5% of the Initial
               Loan Group 2 Balance), are Balloon Loans. Three (3) of these mortgage loans, representing 0.7% of the Initial Pool Balance
               (and representing 0.8% of the Initial Loan Group 1 Balance), are
               ARD loans. Included in these Balloon Loans are sixty-five (65)
               mortgage loans, representing 31.9% of the Initial Pool Balance
               (which include fifty-one (51) mortgage loans in Loan Group 1, representing 30.6% of the Initial Loan Group 1 Balance, and fourteen (14) mortgage loans in Loan Group 2, representing 42.4%
               of the Initial Loan Group 2 Balance), that provide for monthly payments of interest only for a portion of their respective terms, ranging from 12 months to 60 months, and then provide for the monthly payment of principal and interest over their
               respective remaining terms. Seven (7) mortgage loans,
               representing 16.3% of the Initial Pool Balance (which include five (5) mortgage loans in Loan Group 1, representing 17.9% of the Initial Loan Group 1 Balance, and two (2) mortgage loans in
               Loan Group 2, representing 3.8% of the Initial Loan Group 2
               Balance), provide for monthly payments of interest only for their entire respective terms, and one (1) mortgage loan, representing
               0.1% of the Initial Pool Balance (and representing 0.1% of the
               Initial Loan Group 1 Balance), that provides for monthly payments of principal and interest for the first 108 months of its term and then provides for monthly payments of interest only until maturity. The amount of the Balloon Payments on those mortgage loans that accrue interest on a basis other than a 360-day year consisting of 30-day months will be greater, and the actual amortization terms will be longer, than would be the case if such mortgage loans accrued interest on the basis of a 360-day year consisting of 30-day months as a result of the application of interest and principal on such mortgage loans over time. See
               "Risk Factors" in this prospectus supplement.

          o    The twelve (12) remaining mortgage loans, representing 1.3% of the Initial Pool Balance (which include eleven (11) mortgage loans in Loan Group 1, representing 1.4% of the Initial Loan
               Group 1 Balance, and one (1) mortgage loan in Loan Group 2, representing 0.5% of the Initial Loan Group 2 Balance), are fully amortizing and each is expected to have less than 2.6% of the original principal balance outstanding as of its respective stated maturity date.

Prepayment Restrictions

          As of the Cut-off Date, the following prepayment restrictions applied to the mortgage loans:

          o    Two hundred thirty-one (231) of the mortgage loans, representing
               84.8% of the Initial Pool Balance (which include one hundred eighty-seven (187) mortgage loans in Loan Group 1, representing
               83.2% of the Initial Loan Group 1 Balance, and forty-four (44)
               mortgage loans in Loan Group 2, representing 97.8% of the Initial
               Loan Group 2 Balance), prohibit voluntary principal prepayments during the Lock-out Period but permit the related borrower (after an initial period of at least two years following the date of issuance of the certificates) to defease the loan by pledging direct, non-callable United States Treasury obligations that provide for payment on or prior to each due date through and including the maturity date (or such earlier due date on which the mortgage loan first becomes freely prepayable) of amounts at least equal to the amounts that would have been payable on those dates under the terms of the mortgage loans and obtaining the release of the mortgaged property from the lien of the mortgage.

          o    Thirty-one (31) mortgage loans, representing 11.4% of the Initial
               Pool Balance (which include twenty-nine (29) mortgage loans in
               Loan Group 1, representing 12.5% of the Initial Loan Group 1
               Balance, and two (2) mortgage loans in Loan Group 2, representing
               2.2% of the Initial Loan Group 2 Balance), prohibit voluntary principal prepayments during a Lock-out Period, and following the
               Lock-out Period provide for a Prepayment Premium or Yield
               Maintenance Charge calculated on the basis of the greater of a yield maintenance formula or 1% of the amount prepaid.

                                      S-107

          o    Fourteen (14) mortgage loans, representing 2.0% of the Initial
               Pool Balance (and representing 2.3% of the Initial Loan Group 1
               Balance), has no Lock-out Period and permit voluntary principal prepayments at any time if accompanied by a Prepayment Premium or
               Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula or 1% of the amount prepaid.

          o    One (1) mortgage loan, representing 0.9% of the Initial Pool
               Balance (and representing 1.0% of the Initial Loan Group 1
               Balance), has no Lock-out Period and permits voluntary principal prepayments at any time if accompanied by a Prepayment Premium or
               Yield Maintenance Charge calculated on the basis of the yield maintenance formula.

          o    One (1) mortgage loan, representing 0.5% of the Initial Pool
               Balance (and representing 0.5% of the Initial Loan Group 1
               Balance), prohibits voluntary principal prepayments during a
               Lock-out Period, and following the Lock-out Period provides for a
               Prepayment Premium or Yield Maintenance Charge calculated on the basis of the yield maintenance formula.

          o    One (1) mortgage loan, representing 0.4% of the Initial Pool
               Balance (and representing 0.5% of the Initial Loan Group 1
               Balance), prohibits voluntary principal prepayments during a
               Lock-out Period, and following the Lock-out Period is freely payable with no prepayment penalties.

          With respect to the prepayment and defeasance provisions set forth above, certain of the mortgage loans also include provisions described below:

          o    Four (4) mortgage loans, representing 5.8% of the Initial Pool
               Balance (and representing 6.5% of the Initial Loan Group 1
               Balance), are secured by multiple mortgaged properties and permit the release of any of the mortgaged properties from the lien of the related mortgage upon defeasance of an amount equal to 125%
               of the allocated amount of the mortgaged property being released.

          The method of calculation of any Prepayment Premium or Yield
Maintenance Charge will vary for any mortgage loan as presented in "Appendix II
- Certain Characteristics of the Mortgage Loans."

          In addition to the prepayment and defeasance provisions described above, one (1) mortgage loan representing 4.1% of the Initial Pool Balance (and representing 4.6% of the Initial Loan Group 1 Balance) provides that the related borrower may obtain the release of one property in a multi-property loan by substituting a new property that meets certain requirements set forth in the mortgage loan documents, including that the property has a fair market value no less than the greater of the fair market value of the replaced property at origination or immediately prior to the substitution and the debt-service coverage ratio after giving effect to the substitution is at least equal to the debt service coverage ratio immediately prior to the substitution.

          Certain of the mortgage loans permit a partial release of an unimproved portion (which may have landscaping, parking or other non income generating improvements) of the related Mortgaged Property or an improved portion of the related Mortgaged Property that was given no value or was not material for underwriting purposes for no consideration upon the satisfaction of certain requirements other than pursuant to defeasance or substitution.

Non-Recourse Obligations

          The mortgage loans are generally non-recourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related mortgage loan, the holder of the mortgage loan may look only to the related mortgaged property for satisfaction of the borrower's obligations. In those cases where the loan documents permit recourse to the borrower or a guarantor, we have not evaluated the financial condition of any such person, and prospective investors should thus consider all of the mortgage loans to be non-recourse. None of the mortgage loans is insured or guaranteed by any mortgage loan seller or any of their affiliates, the United States, any government entity or instrumentality, mortgage insurer or any other person.

                                      S-108

"Due-on-Sale" and "Due-on-Encumbrance" Provisions

          The mortgages generally contain due-on-sale and due-on-encumbrance clauses that permit the holder of the mortgage to accelerate the maturity of the related mortgage loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property or that prohibit the borrower from doing so without the consent of the holder of the mortgage. However, the mortgage loans generally permit transfers of the related mortgaged property, subject to reasonable approval of the proposed transferee by the holder of the mortgage, payment of an assumption fee, which may be waived by the master servicer or the special servicer, as the case may be, or, if collected, will be paid to the master servicer or the special servicer as additional servicing compensation, and certain other conditions.

          In addition, some of the mortgage loans permit the borrower to transfer the related mortgaged property or interests in the borrower to an affiliate or subsidiary of the borrower, or an entity of which the borrower is the controlling beneficial owner, or other unrelated parties, upon the satisfaction of certain limited conditions set forth in the applicable mortgage loan documents and/or as determined by the master servicer. The master servicer or the special servicer, as the case may be, will determine, in a manner consistent with the Servicing Standard, whether to exercise any right it may have under any such clause to accelerate payment of the related mortgage loan upon, or to withhold its consent to, any transfer or further encumbrance of the related mortgaged property in accordance with the Pooling and Servicing
Agreement.

Subordinate and Other Financing

          One (1) of the mortgage loans, representing 0.1% of the Initial Pool
Balance (and representing 0.1% of the Initial Loan Group 1 Balance), currently has additional financing in place that is secured by the mortgaged property or properties related to such mortgage loan.

          Five (5) of the mortgage loans, representing 4.7% of the Initial Pool
Balance (which include four (4) mortgage loans in Loan Group 1, representing
4.6% of the Loan Group 1 Balance, and one (1) mortage loan in Loan Group 2, representing 5.0% of the Loan Group 2 Balance), are secured by mortgaged properties that currently have additional financing in place that is not secured by that mortgaged property. With respect to Mortgage Loan Nos. 32, 57, 73, 83 and 257, there is related mezzanine financing in the aggregate amount of
$2,000,000, $1,553,000, $680,000, $1,230,000 and $300,000, respectively. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may have also incurred additional financing that is not secured by the mortgaged property.

          Six (6) of the mortgage loans, representing 0.5% of the Initial Pool
Balance (and representing 0.5% of the Initial Loan Group 1 Balance), permit the related borrower to enter into additional subordinate financing that is secured by the mortgaged property, provided that certain debt service coverage ratio
("DSCR") and loan-to-value ("LTV") tests are satisfied. With respect to Mortgage
Loans Nos. 251, 270 and 328, future secured, subordinate financing is allowed if the combined LTV does not exceed 70% and the combined DSCR is greater than
1.30x. With respect to Mortgage Loan No. 306, future secured, subordinate financing is allowed if the combined LTV does not exceed 75% and the combined
DSCR is greater than 1.25x. With respect to Mortgage Loan Nos. 298, 313-314, future secured, subordinate financing is allowed if the combined LTV does not exceed 75% and the combined DSCR is greater than 1.30x.

          Thirty-three (33) of the mortgage loans, representing 16.7% of the
Initial Pool Balance (which include twenty-eight (28) mortgage loans in Loan
Group 1, representing 15.9% of the Initial Loan Group 1 Balance, and five (5)
mortgage loans in Loan Group 2, representing 22.9% of the Initial Loan Group 2
Balance), permit the borrower to enter into additional financing that is not secured by the related mortgaged property (or to retain unsecured debt existing at the time of the origination of such loan) and/or permit the owners of the borrower to enter into financing that is secured by a pledge of equity interests in the borrower. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may also be permitted to incur additional financing that is not secured by the mortgaged property.

          One (1) of the mortgage loans, representing 3.3% of the Initial Pool
Balance (and representing 3.7% of the Initial Loan Group 1 Balance), permits the borrower, to enter into (i) additional financing that is secured by the related mortgaged property and is payable pari passu with that mortgage loan and/or (ii)
mezzanine financing,

                                      S-109

provided that certain DSCR and LTV tests are satisfied. With respect to Mortgage
Loan No. 31, additional secured pari passu or unsecured mezzanine financing is allowed provided the additional financing satisfies certain conditions, including (i) such indebtedness when added to then outstanding balance of the loan does not cause the LTV to exceed 75%, (ii) as of the date the financing is advanced, the underwriteable cash flow is equal to or greater than the underwriteable cash flow as of the closing date of the loan, (iii) the additional debt lender enters into an acceptable intercreditor agreement, and
(iv) delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of that additional debt.

          We make no representation as to whether any other secured subordinate financing currently encumbers any mortgaged property or whether a third-party holds debt secured by a pledge of an equity ownership interest in a related borrower. See "Legal Aspects of The Mortgage Loans--Subordinate Financing" in
the prospectus and "Risk Factors--A Borrower's Other Loans May Reduce The Cash
Flow Available To The Mortgaged Property Which May Adversely Affect Payment On
Your Certificates" in this prospectus supplement.

          Generally all of the mortgage loans also permit the related borrower to incur other unsecured indebtedness, including but not limited to trade payables, in the ordinary course of business and to incur indebtedness secured by equipment or other personal property located at the mortgaged property. The terms of certain mortgage loans permit the borrowers to post letters of credit and/or surety bonds for the benefit of the mortgagee under the mortgage loans, which may constitute a contingent reimbursement obligation of the related borrower or an affiliate. The issuing bank or surety will not typically agree to subordination and standstill protection benefiting the mortgagee.

Additional Collateral

          Six (6) of the mortgage loans, representing 1.6% of the Initial Pool
Balance (and representing 1.8% of the Initial Loan Group 1 Balance), has additional collateral in the form of reserves under which monies disbursed by the originating lender or letters of credit are reserved for specified periods which are to be released only upon the satisfaction of certain conditions by the borrower. If the borrowers do not satisfy conditions for release of the monies or letters of credit by the outside release date, such monies or letters of credit may be applied to partially repay the related mortgage loan, or may be held by the lender as additional security for the mortgage loans. In addition, some of the other mortgage loans provide for reserves for items such as deferred maintenance, environmental remediation, debt service, tenant improvements and leasing commissions and capital improvements. For further information with respect to additional collateral, see Appendix II.

Cash Management Agreements/Lockboxes

          Thirty-eight (38) of the mortgage loans, representing 35.0% of the
Initial Pool Balance (which include thirty-six (36) mortgage loans in Loan Group
1, representing 38.6% of the Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan Group 2, representing 6.3% of the Initial Loan Group 2 Balance), generally provided that rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged properties will be subject to a cash management/lockbox arrangement.

          Appendix II to this prospectus supplement sets forth (among other things) the type of provisions (if any) for the establishment of a lockbox under the terms of each mortgage loan. The following paragraphs describe each type of provision:

          o    Hard. The related borrower is required to instruct the tenants and other payors to pay all rents and other revenue directly to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Such revenue generally is either (a) swept and remitted to the related
               borrower unless a default or other "trigger" event under the related mortgage loan documents has occurred or (b) not made immediately available to the related borrower, but instead is forwarded to a cash management account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust and then applied according to the related mortgage loan documents, which typically contemplate application to sums payable under the related mortgage loan and, in certain
               transactions, to expenses at the related mortgaged property, with any excess remitted to the related borrower.

                                      S-110

          o    Soft, Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and then forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Until the occurrence of certain specified "trigger" events, which typically include an event of default under the mortgage loan, such revenue is
               forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower. Upon the occurrence of such a trigger event, the mortgage loan documents require the related borrower to instruct tenants and other payors to pay directly into an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust; the revenue is then applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

          o    Soft. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. The funds are then either made available to the related borrower or are applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

          o    Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or property manager. Upon the occurrence of certain specified "trigger" events, which typically include an event of default under the mortgage loan, the mortgage loan documents contemplate establishment of a hard lockbox and require the related borrower to instruct tenants to pay directly into an account controlled by the applicable servicer on behalf of the trust; the revenue is then applied by the lockbox bank, which in general is the applicable servicer on behalf of the trust
               according to the related mortgage loan documents.

          o    None. Revenue from the related mortgaged property is paid to the related borrower and is not subject to a lockbox as of the origination date, and no lockbox is contemplated to be
               established during the mortgage loan term.

          In connection with any hard lockbox, income deposited directly into the related lockbox account may not include amounts paid in cash that are paid directly to the related property manager, notwithstanding requirements to the contrary. Furthermore, with respect to certain multifamily and hospitality properties, cash or "over-the-counter" receipts may be deposited into the lockbox account by the property manager. Mortgage loans whose terms call for the establishment of a lockbox account require that the amounts paid to the property manager will be deposited into the applicable lockbox account on a regular basis. Lockbox accounts will not be assets of the trust.

ASSESSMENTS OF PROPERTY VALUE AND CONDITION

Appraisals

          In connection with the origination or securitization of each of the mortgage loans, the related mortgaged property was appraised by an independent appraiser who, generally, was a Member of the Appraisal Institute. Each such appraisal complied, or the appraiser certified that it complied, with the real estate appraisal regulations issued jointly by the federal bank regulatory agencies under the Financial Institutions Reform, Recovery, and Enforcement Act
of 1989, as amended. In general, those appraisals represent the analysis and opinion of the person performing the appraisal and are not guarantees of, and may not be indicative of, present or future value. There can be no assurance that another person would not have arrived at a different valuation, even if such person used the same general approach to and same method of valuing the property. Moreover, such appraisals sought to establish the amount of typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. Information regarding the values of the mortgaged properties as of the Cut-off Date is presented in this prospectus supplement for illustrative purposes only.

          The appraisals for certain of the mortgaged properties state a
"stabilized value" as well as an "as-is" value for these properties based on the assumption that certain events will occur with respect to the re-tenanting,

                                      S-111

renovation or other repositioning of the properties. The stabilized value is presented as the Appraised Value in this prospectus supplement to the extent stated in the footnotes to Appendix I to this prospectus supplement.

Environmental Assessments

          An environmental site assessment was performed with respect to each mortgaged property except for mortgaged properties securing mortgage loans that are the subject of a secured creditor impaired property policy that we describe below under "--Environmental Insurance" generally within the twelve-month period preceding the origination or securitization of the related mortgage loan. In all cases, the environmental site assessment was a "Phase I" environmental assessment, generally performed in accordance with industry practice. In some cases, a "Phase II" environmental site assessment was also performed. In general, the environmental assessments contained no recommendations for further significant environmental remediation efforts which, if not undertaken, would have a material adverse effect on the interests of the certificate holders.
However, in certain cases, the assessment disclosed the existence of or potential for adverse environmental conditions, generally the result of the activities of identified tenants, adjacent property owners or previous owners of the mortgaged property. In certain of such cases, the related borrowers were required to establish operations and maintenance plans, monitor the mortgaged property, abate or remediate the condition and/or provide additional security such as letters of credit, reserves or stand-alone secured creditor impaired property policies. See "Risk Factors--Environmental Risks Relating to Specific
Mortgaged Properties May Adversely Affect Payments On Your Certificates" in this prospectus supplement.

Property Condition Assessments

          In general, a licensed engineer, architect or consultant inspected the related mortgaged property, in connection with the origination or securitization of the related mortgage loan, to assess the condition of the structure, exterior walls, roofing, interior structure and mechanical and electrical systems.
Engineering reports by licensed engineers, architects or consultants generally were prepared, except for newly constructed properties, for the mortgaged properties in connection with the origination or securitization of the related mortgage loan. See "Risk Factors--Property Inspections and Engineering Reports
May Not Reflect All Conditions That Require Repair On The Property" in this prospectus supplement. In certain cases where material deficiencies were noted
in such reports, the related borrower was required to establish reserves for replacement or repair or to remediate the deficiency.

Seismic Review Process

          In general, the underwriting guidelines applicable to the origination of the mortgage loans required that prospective borrowers seeking loans secured by properties located in California and areas of other states where seismic risk is deemed material obtain a seismic engineering report of the building and, based thereon and on certain statistical information, an estimate of probable maximum loss ("PML"), in an earthquake scenario. Generally, any of the mortgage loans as to which the property was estimated to have PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading (or appropriate reserves or letter of credit for retrofitting), be conditioned on satisfactory earthquake insurance or be declined.

Zoning and Building Code Compliance

          Each mortgage loan seller took steps to establish that the use and operation of the mortgaged properties that represent security for its mortgage loans, at their respective dates of origination, were in compliance in all material respects with, or were legally existing non-conforming uses or structures under, applicable zoning, land-use and similar laws and ordinances, but no assurance can be given that such steps revealed all possible violations.
Evidence of such compliance may have been in the form of legal opinions, confirmations from government officials, title insurance endorsements, survey endorsements and/or representations by the related borrower contained in the related mortgage loan documents. Violations may be known to exist at any particular mortgaged property, but the related mortgage loan seller has informed us that it does not consider any such violations known to it to be material.

                                      S-112

ENVIRONMENTAL INSURANCE

          No mortgaged properties securing any of the mortgage loans have the benefit of a group secured creditor impaired property policy covering selected environmental matters.

ADDITIONAL MORTGAGE LOAN INFORMATION

          Each of the tables presented in Appendix I sets forth selected characteristics of the Mortgage Pool presented, where applicable, as of the
Cut-off Date. For a detailed presentation of certain of the characteristics of the mortgage loans and the mortgaged properties, on an individual basis, see
Appendix II to this prospectus supplement, and for a brief summary of the ten
(10) largest mortgage loans (including crossed mortgage loans) in the Mortgage
Pool, see Appendix V to this prospectus supplement. Additional information regarding the mortgage loans is contained (a) in this prospectus supplement under "Risk Factors" and elsewhere in this "Description of the Mortgage Pool"
section and (b) under "Legal Aspects Of Mortgage Loans" in the prospectus.

          For purposes of the tables in Appendix I and for the information presented in Appendix II and Appendix III:

          (1)  References to "DSCR" are references to "Debt Service Coverage
               Ratios." In general, debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash
               currently generated by a property or expected to be generated by a property based upon executed leases that is available for debt service to (b) required current debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term.
               For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix V, the "Debt Service Coverage Ratio" or "DSCR" for
               any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of Terms" in this prospectus supplement.

               In connection with the calculation of DSCR and loan-to-value ratios, in determining Underwritable Cash Flow for a mortgaged property, the applicable mortgage loan seller relied on rent rolls and other generally unaudited financial information
               provided by the respective borrowers and calculated stabilized estimates of cash flow that took into consideration historical financial statements, material changes in the operating position of the mortgaged property of which the mortgage loan seller was aware (e.g., new signed leases or end of "free rent" periods and market data), and estimated capital expenditures, leasing
               commission and tenant improvement reserves. The applicable mortgage loan seller made changes to operating statements and operating information obtained from the respective borrowers, resulting in either an increase or decrease in the estimate of
               Underwritable Cash Flow derived therefrom, based upon the
               mortgage loan seller's evaluation of such operating statements and operating information and the assumptions applied by the respective borrowers in preparing such statements and
               information. In most cases, borrower supplied "trailing-12 months" income and/or expense information or the most recent operating statements or rent rolls were utilized. In some cases, partial year operating income data was annualized, with certain adjustments for items deemed not appropriate to be annualized. In some instances, historical expenses were inflated. For purposes of calculating Underwritable Cash Flow for mortgage loans where leases have been executed by one or more affiliates of the borrower, the rents under some of such leases have been adjusted downward to reflect market rents for similar properties if the rent actually paid under the lease was significantly higher than the market rent for similar properties.

                                      S-113

               The Underwritable Cash Flow for residential cooperative mortgaged properties is based on projected net operating income at the mortgaged property, as determined by the appraisal obtained in connection with the origination of the related mortgage loan, assuming that the related mortgaged property was operated as a rental property with rents set at prevailing market rates taking into account the presence, if any, of existing rent-controlled or rent-stabilized occupants, if any, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves.

               Historical operating results may not be available or were deemed not relevant for some of the mortgage loans which are secured by mortgaged properties with newly constructed improvements,
               mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and newly acquired mortgaged properties. In such cases, items of revenue and expense used in calculating Underwritable Cash Flow were generally derived from rent rolls, estimates set forth in the related appraisal, leases with tenants or from other
               borrower-supplied information such as estimates or budgets. No assurance can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by the applicable mortgage loan seller in
               determining the presented operating information.

               The Debt Service Coverage Ratios are presented in this prospectus supplement for illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a mortgaged property to generate sufficient cash flow to repay the related mortgage loan.
               Accordingly, no assurance can be given, and no representation is made, that the Debt Service Coverage Ratios accurately reflect that ability.

          (2)  References in the tables to "Cut-off Date LTV" are references to
               "Cut-off Date Loan-to-Value" and references to "Balloon LTV" are references to "Balloon Loan-to-Value." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix V, the
               "Cut-off Date LTV," "Cut-off Date Loan-to-Value," "Balloon LTV"
               or "Balloon Loan-to-Value" for any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of
               Terms" in this prospectus supplement.

               The value of the related mortgaged property or properties for purposes of determining the Cut-off Date LTV are each based on the appraisals described above under "--Assessments of Property
               Value and Condition--Appraisals."

               When information with respect to mortgaged properties is
               expressed as a percentage of the Initial Pool Balance, the percentages are based upon the Cut-off Date principal balances of the related mortgage loans or with respect to an individual property securing a multi-property mortgage loan, the portions of those loan balances allocated to such properties. The allocated loan amount for each mortgaged property securing a multi-property mortgage loan is set forth on Appendix II to this prospectus supplement.

               No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related mortgaged property or the amount that would be realized upon a sale.

          (3)  References to "weighted averages" are references to averages weighted on the basis of the Cut-off Date Balances of the related mortgage loans.

          The sum in any column of any of the tables in Appendix I may not equal the indicated total due to rounding.

          Generally, the loan documents with respect to the mortgage loans require the borrowers to provide the related lender with quarterly and/or annual operating statements and rent rolls.

                                      S-114

STANDARD HAZARD INSURANCE

          The master servicer is required to use reasonable efforts, consistent with the Servicing Standard, to cause each borrower to maintain for the related mortgaged property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein, which shall be obtained from an insurer meeting the requirements of the applicable loan documents. This includes a fire and hazard insurance policy with extended coverage that contains no exclusion for damages due to acts of terrorism (subject to the provisions set forth below). Certain mortgage loans may permit such hazard insurance policy to be maintained by a tenant at the related mortgaged property, or may permit the related borrower or its tenant to self-insure. The coverage of each such policy will be in an amount, subject to a deductible customary in the related geographic area, that is not less than the lesser of the full replacement cost of the improvements that represent security for such mortgage loan, with no deduction for depreciation, and the outstanding principal balance owing on such mortgage loan, but in any event, unless otherwise specified in the applicable mortgage or mortgage note, in an amount sufficient to avoid the application of any coinsurance clause. The master servicer will be deemed to have satisfied the
Servicing Standard in respect of such insurance requirement if the borrower maintains, or the master servicer has otherwise caused to be obtained, a standard hazard insurance policy that is in compliance with the related mortgage loan documents, and, if required by such mortgage loan documents, the borrower pays, or the master servicer has otherwise caused to be paid, the premium required by the related insurance provider that is necessary to avoid an exclusion in such policy against "acts of terrorism" as defined by the Terrorism
Risk Insurance Act of 2002.

          If, on the date of origination of a mortgage loan, the portion of the improvements on a related mortgaged property was in an area identified in the
Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance is required by the Federal Emergency
Management Agency and has been made available), the master servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance and Mitigation Administration in an
amount representing coverage of at least the lesser of:

          o    the outstanding principal balance of the related mortgage loan;
               and

          o    the maximum amount of such insurance available for the related mortgaged property, but only to the extent such mortgage loan permits the lender to require such coverage and such coverage conforms to the Servicing Standard.

          If a borrower fails to maintain such hazard insurance, the master servicer will be required to obtain such insurance and the cost of the insurance will be a Servicing Advance made by the master servicer, subject to a determination of recoverability. The special servicer will be required to maintain fire insurance with extended coverage and, if applicable, flood insurance (and other insurance required under the related mortgage) on an REO
Property in an amount not less than the maximum amount obtainable with respect to such REO Property and the cost of the insurance will be a Servicing Advance made by the master servicer, subject to a determination of recoverability, provided that the special servicer shall not be required in any event to maintain or obtain insurance coverage beyond what is reasonably available at a cost customarily acceptable and consistent with the Servicing Standard; provided that the special servicer will be required to maintain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the special servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located.

          In addition, the master servicer may require any borrower to maintain other forms of insurance as the master servicer may be permitted to require under the related mortgage, including, but not limited to, loss of rents endorsements and comprehensive public liability insurance. The master servicer will not require borrowers to maintain earthquake insurance unless the related borrower is required under the terms of its mortgage loan to maintain earthquake insurance. Any losses incurred with respect to mortgage loans due to uninsured risks, including terrorist attacks, earthquakes, mudflows and floods, or insufficient hazard insurance proceeds may adversely affect payments to
Certificateholders. The special servicer will have the right, but not the obligation, at the expense of the

                                      S-115

trust, to obtain earthquake insurance on any mortgaged property securing a
Specially Serviced Mortgage Loan and/or any REO Property so long as such insurance is available at commercially reasonable rates. The master servicer will not be required in any event to cause the borrower to maintain or itself obtain insurance coverage beyond what is available on commercially reasonable terms at a cost customarily acceptable (as determined by the master servicer)
and consistent with the Servicing Standard; provided that the master servicer will be obligated to cause the borrower to maintain or itself obtain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the master servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located. Notwithstanding the limitation set forth in the preceding sentence, if the related mortgage loan documents and the related mortgage require the borrower to maintain insurance against property damage resulting from terrorism or similar acts, the master servicer will, prior to availing itself of any limitation described in that sentence with respect to any mortgage loan that has a principal balance in excess of $2,500,000, obtain the approval or disapproval of the special servicer and the Operating Adviser to the extent required by, and in accordance with the procedures set forth in, the
Pooling and Servicing Agreement. The master servicer will be entitled to rely on the determination of the special servicer made in connection with such approval or disapproval. The special servicer will decide whether to withhold or grant such approval in accordance with the Servicing Standard. If any such approval has not been expressly denied within seven (7) business days of receipt by the special servicer and Operating Adviser from the master servicer of the master servicer's determination and analysis and all information reasonably requested thereby and reasonably available to the master servicer in order to make an informed decision, such approval will be deemed to have been granted. See "Risk
Factors--The Absence Of Or Inadequacy Of Insurance Coverage On The Property May
Adversely Affect Payments On Your Certificates" in this prospectus supplement.

THE MORTGAGE LOAN SELLERS

Morgan Stanley Mortgage Capital Inc.

          MSMC is an affiliate of Morgan Stanley & Co. Incorporated, one of the underwriters, formed as a New York corporation to originate and acquire loans secured by mortgages on commercial and multifamily real estate. Each of the MSMC
Loans was originated or purchased by MSMC, and all of the MSMC Loans were underwritten by MSMC underwriters. The principal offices of MSMC are located at
1585 Broadway, New York, New York 10036. MSMC's telephone number is (212)
761-4700.

LaSalle Bank National Association

          LaSalle Bank National Association ("LaSalle") is a national banking association whose principal offices are located in Chicago, Illinois. LaSalle offers a variety of banking services to customers including commercial and retail banking, trust services and asset management. LaSalle's business is subject to examination and regulation by federal banking authorities and its primary federal bank regulatory authority is the office of the Comptroller of the Currency. LaSalle is a subsidiary of LaSalle Bank Corporation, which is a subsidiary of ABN AMRO North America Holding Company, which is a subsidiary of
ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands. As of
January 31, 2005, LaSalle had total assets of approximately $62.8 billion.
LaSalle is also the paying agent, authenticating agent and certificate registrar and an affiliate of LaSalle Financial Services, Inc., an underwriter.

Principal Commercial Funding, LLC

          PCF is a wholly owned subsidiary of Principal Global Investors, LLC which is a wholly owned subsidiary of Principal Life Insurance Company. PCF was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multifamily real estate. Each of the PCF loans was originated and underwritten by PCF and/or its affiliates. The offices of PCF are located at 801 Grand Avenue, Des Moines, Iowa 50392. PCF's phone number is (515)
248-3944.

                                      S-116

Union Central Mortgage Funding, Inc.

          UCMFI is a corporation organized under the laws of the State of Ohio.
UCMFI is a wholly owned subsidiary of the Union Central Life Insurance Company.
UCMFI was formed to originate and acquire loans secured by commercial and multifamily real estate. UCMFI is also the primary servicer with respect to loans transferred by it to the trust. The mortgage loans for which UCMFI is the applicable mortgage loan seller were originated or acquired by UCMFI. The principal offices of UCMFI are located at 312 Elm Street, Cincinnati, Ohio
45202.

SALE OF THE MORTGAGE LOANS

          On the Closing Date, each mortgage loan seller will sell its mortgage loans, without recourse, to the Depositor, and the Depositor, in turn, will sell all of the mortgage loans, without recourse and will assign the representations and warranties made by each mortgage loan seller in respect of the mortgage loans and the related remedies for breach of the representations and warranties to the trustee for the benefit of the Certificateholders. In connection with such assignments, each mortgage loan seller is required in accordance with the related Mortgage Loan Purchase Agreement to deliver the Mortgage File, with respect to each mortgage loan so assigned by it to the trustee or its designee.

          The trustee will be required to review the documents delivered by each mortgage loan seller with respect to its mortgage loans within 75 days following the Closing Date, and the trustee will hold the related documents in trust. Within 45 days following the Closing Date, pursuant to the Pooling and
Servicing Agreement, the assignments with respect to each mortgage loan and any related assignment of rents and leases, as described in the "Glossary of Terms"
under the term "Mortgage File," are to be completed in the name of the trustee, if delivered in blank, and submitted for recording in the real property records of the appropriate jurisdictions at the expense of the applicable mortgage loan seller.

REPRESENTATIONS AND WARRANTIES

          In each Mortgage Loan Purchase Agreement, the related mortgage loan seller has represented and warranted with respect to each of its mortgage loans, subject to certain specified exceptions, as of the Closing Date or as of such other date specifically provided in the representation and warranty, among other things, generally to the effect that:

          (1) the information presented in the schedule of the mortgage loans attached to the related Mortgage Loan Purchase Agreement is complete, true and correct in all material respects;

          (2) such mortgage loan seller owns the mortgage loan free and clear of any and all pledges, liens and/or other encumbrances;

          (3) no scheduled payment of principal and interest under the mortgage loan was 30 days or more past due as of the Cut-off Date, and the mortgage loan has not been 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date;

          (4) the related mortgage constitutes a valid and, subject to certain creditors' rights exceptions, enforceable first priority mortgage lien, subject to certain permitted encumbrances, upon the related mortgaged property;

          (5) the assignment of the related mortgage in favor of the trustee constitutes a legal, valid and binding assignment;

          (6) the related assignment of leases establishes and creates a valid and, subject to certain creditors' rights exceptions, enforceable first priority lien in the related borrower's interest in all leases of the mortgaged property;

                                      S-117

          (7) the mortgage has not been satisfied, cancelled, rescinded or subordinated in whole or in material part, and the related mortgaged property has not been released from the lien of such mortgage, in whole or in material part;

          (8) except as set forth in a property inspection report prepared in connection with the origination or securitization of the mortgage loan, the related mortgaged property is, to the mortgage loan seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan;

          (9) the mortgage loan seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any mortgaged property;

          (10) the related mortgaged property is covered by an American Land
Title Association, or an equivalent form of, lender's title insurance policy that insures that the related mortgage is a valid, first priority lien on such mortgaged property, subject only to certain permitted encumbrances;

          (11) the proceeds of the mortgage loan have been fully disbursed and there is no obligation for future advances with respect to the mortgage loan;

          (12) except in the case of the mortgage loans covered by the secured creditor impaired property policy that we describe above, an environmental site assessment or update of a previous assessment was performed with respect to the mortgaged property in connection with the origination or securitization of the related mortgage loan, a report of each such assessment (or the most recent assessment with respect to each mortgaged property) has been delivered to the
Depositor, and such seller has no knowledge of any material and adverse environmental condition or circumstance affecting such mortgaged property that was not disclosed in such report;

          (13) each mortgage note, mortgage and other agreement that evidences or secures the mortgage loan is, subject to certain creditors' rights exceptions and other exceptions of general application, the legal, valid and binding obligation of the maker, enforceable in accordance with its terms, and there is no valid defense, counterclaim or right of offset or rescission available to the related borrower with respect to such mortgage note, mortgage or other agreement;

          (14) the related mortgaged property is, and is required pursuant to the related mortgage to be, insured by casualty, business interruption and liability insurance policies of a type specified in the related Mortgage Loan
Purchase Agreement;

          (15) there are no delinquent or unpaid taxes, assessments or other outstanding charges affecting the related mortgaged property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage;

          (16) the related borrower is not a debtor in any state or federal bankruptcy or insolvency proceeding;

          (17) no mortgage requires the holder of it to release all or any material portion of the related mortgaged property from the lien of the mortgage except upon payment in full of the mortgage loan, a defeasance of the mortgage loan or, in certain cases, upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) except where the portion of the related mortgaged property permitted to be released was not considered by the mortgage loan seller to be material in underwriting the mortgage loan, the payment of a release price and prepayment consideration in connection therewith;

          (18) there exists no material default, breach, violation or event of acceleration, and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing, under the related mortgage note or mortgage in any such case to the extent the same materially and adversely affects the value of the mortgage loan and the related mortgaged property, other than those defaults that are covered by certain other of the preceding representations and warranties;

                                      S-118

          (19) the related mortgaged property consists of a fee simple estate in real estate or, if the related mortgage encumbers the interest of a borrower as a lessee under a ground lease of the mortgaged property (a) such ground lease or a memorandum of the ground lease has been or will be duly recorded and (or the related estoppel letter or lender protection agreement between the mortgage loan seller and related lessor) permits the interest of the lessee under the ground lease to be encumbered by the related mortgage; (b) the lessee's interest in such ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than certain permitted encumbrances; (c) the borrower's interest in such ground lease is assignable to the Depositor and its successors and assigns upon notice to, but without the consent of, the lessor under the ground lease (or if it is required it will have been obtained prior to the Closing Date); (d) such ground lease is in full force and effect and the mortgage loan seller has received no notice that an event of default has occurred under the ground lease; (e) such ground lease, or a related estoppel letter, requires the lessor under such ground lease to give notice of any default by the lessee to the holder of the mortgage and further provides that no notice of termination given under such ground lease is effective against such holder unless a copy has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on the terms that do not materially vary from the economic terms of the ground lease; (f) the holder of the mortgage is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such ground lease) to cure any default under such ground lease, which is curable after the receipt of notice of any such default, before the lessor under the ground lease may terminate such ground lease; and (g) such ground lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the scheduled maturity date of the related mortgage loan; and

          (20) the related mortgage loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of lender incurred in connection with the defeasance of such mortgage loan and the release of the related mortgaged property, and the borrower is required to pay all reasonable costs and expenses of lender associated with the approval of an assumption of such mortgage loan.

REPURCHASES AND OTHER REMEDIES

          If any mortgage loan document required to be delivered to the trustee by a mortgage loan seller with respect to its mortgage loans as described under
"--Sale of the Mortgage Loans" above has a Material Document Defect, or if there is a Material Breach by a mortgage loan seller regarding the characteristics of any of its mortgage loans and/or the related mortgaged properties as described under "--Representations and Warranties" above, then such mortgage loan seller will be obligated to cure such Material Document Defect or Material Breach in all material respects within the applicable Permitted Cure Period.
Notwithstanding the foregoing, in the event that the payments described under subparagraph 20 of the preceding paragraph above are insufficient to pay the expenses associated with such defeasance or assumption of the related mortgage loan, it shall be the sole obligation of the related mortgage loan seller to pay an amount sufficient to pay such expenses.

          If any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the applicable Permitted Cure
Period, the mortgage loan seller will be obligated, not later than the last day of such Permitted Cure Period, to:

          o    repurchase the affected mortgage loan from the trust at the
               Purchase Price; or,

          o    at its option, if within the two-year period commencing on the
               Closing Date, replace such mortgage loan with a Qualifying
               Substitute Mortgage Loan, and pay an amount generally equal to the excess of the applicable Purchase Price for the mortgage loan to be replaced (calculated as if it were to be repurchased instead of replaced), over the unpaid principal balance of the applicable Qualifying Substitute Mortgage Loan as of the date of substitution, after application of all payments due on or before such date, whether or not received.

          The mortgage loan seller must cure any Material Document Defect or
Material Breach within the Permitted Cure Period, provided, however, that if such Material Document Defect or Material Breach would cause the mortgage loan to be other than a "qualified mortgage", as defined in the Code, then the repurchase or substitution must occur within 90 days from the date the mortgage loan seller was notified of the defect or breach.

                                      S-119

          The foregoing obligations of any mortgage loan seller to cure a
Material Document Defect or a Material Breach in respect of any of its mortgage loans or repurchase or replace the defective mortgage loan, will constitute the sole remedies of the trustee and the Certificateholders with respect to such
Material Document Defect or Material Breach; and none of us, the other mortgage loan sellers or any other person or entity will be obligated to repurchase or replace the affected mortgage loan if the related mortgage loan seller defaults on its obligation to do so. Each mortgage loan seller is obligated to cure, repurchase or replace only mortgage loans that are sold by it, and will have no obligations with respect to any mortgage loan sold by any other mortgage loan seller.

          If (x) a mortgage loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage
Loan is cross-collateralized and cross-defaulted with one or more other mortgage loans ("Crossed Mortgage Loans") and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the
case may be, as to such Crossed Mortgage Loans, then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material
Document Defect or Material Breach, as the case may be, as to each such Crossed
Mortgage Loan, and the applicable mortgage loan seller shall be obligated to repurchase or replace each such Crossed Mortgage Loan in accordance with the provisions of the applicable Mortgage Loan Purchase Agreement, unless, in the case of such breach or document defect, (A) the applicable mortgage loan seller provides a nondisqualification opinion to the trustee at the expense of that mortgage loan seller if the trustee acting at the direction of the Controlling
Class determines that it would be usual and customary in accordance with industry practice to obtain a nondisqualification opinion and (B) both of the following conditions would be satisfied if that mortgage loan seller were to repurchase or replace only those mortgage loans as to which a Material Breach or
Material Document Defect had occurred (the "Affected Loan(s)"): (i) the debt service coverage ratio for all such other mortgage loans (excluding the Affected
Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the lesser of (A) 0.10x below the debt service coverage ratio for all such other mortgage loans (including the Affected
Loans(s)) set forth in Appendix I of this prospectus supplement and (B) the debt service coverage ratio for all such Crossed Mortgage Loans (including the
Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement, and (ii) the loan-to-value ratio for all such Crossed
Mortgage Loans (excluding the Affected Loan(s)) is not greater than the greater of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for all such Crossed Mortgage Loans (including the Affected
Loan(s)) set forth in Appendix I of this prospectus supplement plus 10% and (B)
the loan-to-value ratio for all such Crossed Mortgage Loans (including the
Affected Loans(s)), at the time of repurchase or replacement. The determination of the master servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The master servicer will be entitled to cause to be delivered, or direct the applicable mortgage loan seller to (in which case that mortgage loan seller shall) cause to be delivered to the master servicer, an appraisal of any or all of the related mortgaged properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of that mortgage loan seller if the scope and cost of the appraisal is approved by that mortgage loan seller (such approval not to be unreasonably withheld).

CHANGES IN MORTGAGE POOL CHARACTERISTICS

          The description in this prospectus supplement of the Mortgage Pool and the mortgaged properties is based upon the Mortgage Pool as expected to be constituted at the time the offered certificates are issued. Prior to the issuance of the offered certificates, a mortgage loan may be removed from the
Mortgage Pool if we deem such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the
Mortgage Pool prior to the issuance of the offered certificates, unless including such mortgage loans would materially alter the characteristics of the
Mortgage Pool as described in this prospectus supplement. The information presented in this prospectus supplement is representative of the characteristics of the Mortgage Pool as it will be constituted at the time the offered certificates are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the Mortgage Pool may vary.

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS

          With respect to any Mortgage Loan for which the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements have been recorded in the name of Mortgage Electronic
Registration Systems, Inc. ("MERS") or its designee, no assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements in favor of the Trustee will be

                                      S-120

required to be prepared or delivered. Instead, the related mortgage loan seller will be required to take all actions as are necessary to cause the Trustee on behalf of the Trust to be shown as, and the Trustee will be required to take all actions necessary to confirm that the Trustee on behalf of the Trust is shown as, the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Trustee will include the foregoing confirmation in the certification required to be delivered by the Trustee after the Closing Date pursuant to the Pooling and Servicing Agreement.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

          The master servicer and the special servicer, either directly or through the Primary Servicer or sub-servicers, will be required to service and administer the mortgage loans in accordance with the Servicing Standard.

          Each of the master servicer and the special servicer is required to adhere to the Servicing Standard without regard to any conflict of interest that it may have, any fees or other compensation to which it is entitled, any relationship it may have with any borrower, and the different payment priorities among the Classes of certificates. Each of the master servicer, the special servicer and the Primary Servicer may become the owner or pledgee of certificates with the same rights as each would have if it were not the master servicer, the special servicer or the Primary Servicer, as the case may be.

          Any such interest of the master servicer, the special servicer or the
Primary Servicer in the certificates will not be taken into account when evaluating whether actions of the master servicer, the special servicer or the
Primary Servicer are consistent with their respective obligations in accordance with the Servicing Standard, regardless of whether such actions may have the effect of benefiting the Class or Classes of certificates owned by the master servicer, the special servicer or the Primary Servicer. In addition, the master servicer or the special servicer may, under limited circumstances, lend money on an unsecured basis to, accept deposits from, and otherwise generally engage in any kind of business or dealings with, any borrower as though the master servicer or the special servicer were not a party to the transactions contemplated hereby.

          On the Closing Date, the master servicer will enter into an agreement with the Primary Servicer under which the Primary Servicer will assume many of the servicing obligations of the master servicer presented in this section with respect to mortgage loans sold by it or its affiliates to the trust. The Primary
Servicer is subject to the Servicing Standard. If an Event of Default occurs in respect of the master servicer and the master servicer is terminated, such termination will not necessarily cause the termination of the Primary Servicer.
Notwithstanding the provisions of any primary servicing agreement or the Pooling and Servicing Agreement, the master servicer shall remain obligated and liable to the trustee, the paying agent and the Certificateholders for servicing and administering of the mortgage loans in accordance with the provisions of the
Pooling and Servicing Agreement to the same extent as if the master servicer was alone servicing and administering the mortgage loans.

          Each of the master servicer, the Primary Servicer and the special servicer is permitted to enter into a sub-servicing agreement and any such sub-servicer will receive a fee for the services specified in such sub-servicing agreement. However, any subservicing is subject to various conditions set forth in the Pooling and Servicing Agreement including the requirement that the master servicer, the special servicer or the Primary Servicer, as the case may be, will remain liable for its servicing obligations under the Pooling and Servicing
Agreement. The master servicer or the special servicer, as the case may be, will be required to pay any servicing compensation due to any sub-servicer out of its own funds.

          The master servicer or special servicer may resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement, upon 30 days notice to the trustee, provided that:

          o    a successor master servicer or special servicer is available, has assets of at least $15,000,000 and is willing to assume the obligations of the master servicer or special servicer, and accepts appointment as successor master servicer or special servicer, on substantially the same terms and conditions, and for not more than equivalent compensation and, in the case of the special servicer, is reasonably acceptable to the Operating
               Adviser, the depositor and the trustee;

                                      S-121

          o    the master servicer or special servicer bears all costs
               associated with its resignation and the transfer of servicing;
               and

          o    the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or
               qualification of the then current ratings on the certificates.

          Furthermore, the master servicer or special servicer may resign if it determines that its duties are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. A resignation of the master servicer will not affect the rights and obligations of the Primary Servicer to continue to act as primary servicer. If the master servicer ceases to serve as such and shall not have been replaced by a qualified successor, the trustee or an agent of the trustee will assume the master servicer's duties and obligations under the Pooling and
Servicing Agreement. If the special servicer shall cease to serve as such and a qualified successor shall not have been engaged, the trustee or an agent will assume the duties and obligations of the special servicer.

          The relationship of each of the master servicer and the special servicer to the trustee is intended to be that of an independent contractor and not that of a joint venturer, partner or agent.

          The master servicer will have no responsibility for the performance by the special servicer, to the extent they are different entities, of its duties under the Pooling and Servicing Agreement, and the special servicer will have no responsibility for the performance by the master servicer of its duties under the Pooling and Servicing Agreement.

          The master servicer initially will be responsible for servicing and administering the entire pool of mortgage loans. The special servicer will be responsible for servicing and administering any Specially Serviced Mortgage
Loans.

          Upon the occurrence of any of the events set forth under the definition of the term "Specially Serviced Mortgage Loan" in the "Glossary of
Terms" in this prospectus supplement (generally regarded as "Servicing Transfer
Events"), the master servicer will be required to transfer its principal servicing responsibilities with respect to a Specially Serviced Mortgage Loan to the special servicer in accordance with the procedures set forth in the Pooling and Servicing Agreement. Notwithstanding such transfer, the master servicer will continue to receive any payments on such mortgage loan, including amounts collected by the special servicer, to make selected calculations with respect to such mortgage loan, and to make remittances to the paying agent and prepare reports for the paying agent with respect to such mortgage loan. If title to the related mortgaged property is acquired by the trust, whether through foreclosure, deed in lieu of foreclosure or otherwise, the special servicer will be responsible for the operation and management of the property and such loan will be considered a Specially Serviced Mortgage Loan.

          A Specially Serviced Mortgage Loan can become a Rehabilitated Mortgage
Loan to which the master servicer will re-assume all servicing responsibilities.

          The master servicer and the special servicer will, in general, each be required to pay all ordinary expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. See "Description of the Offered
Certificates--Advances--Servicing Advances" in this prospectus supplement.

          The Primary Servicer, the master servicer and the special servicer and any director, officer, employee or agent of any of them will be entitled to indemnification from the trust out of collections on, and other proceeds of, the mortgage loans against any loss, liability, or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement, the mortgage loans, liability or expense incurred by reason of the Primary
Servicer's, master servicer's or special servicer's willful misfeasance, bad faith or negligence in the performance of their duties under the Pooling and
Servicing Agreement.

                                      S-122

THE MASTER SERVICER AND SPECIAL SERVICER

Master Servicer

          Wells Fargo Bank, National Association ("Wells Fargo") will be responsible for servicing the mortgage loans as master servicer. Wells Fargo provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers.

          Wells Fargo's principal servicing offices are located at 45 Fremont
Street, 2nd Floor, San Francisco, California 94150.

          As of September 30, 2005, Wells Fargo was responsible for servicing approximately 8,019 commercial and multifamily mortgage loans, totaling approximately $66.7 billion in aggregate outstanding principal amounts, including loans securitized in mortgage-backed securitization transactions.

          Wells Fargo & Company is the holding company for Wells Fargo. Wells
Fargo & Company files reports with the Securities and Exchange Commission that are required under the Securities Exchange Act of 1934. Such reports include information regarding the master servicer and may be obtained at the website maintained by the Securities and Exchange Commission at http://www.sec.gov.

          The information presented in this prospectus supplement concerning
Wells Fargo has been provided by Wells Fargo. Accordingly, we make no representation or warranty as to the accuracy or completeness of such information.

Special Servicer

          ARCap Servicing, Inc., a Delaware corporation, will be responsible for servicing the Specially Serviced Mortgage Loans. The special servicer is a wholly owned subsidiary of ARCap REIT, Inc., headquartered in Irving, Texas, and the entity which is anticipated to be the initial Operating Adviser. The special servicer's principal place of business is 5221 N. O'Conner Blvd., Suite 600,
Irving, Texas 75039. As of September 30, 2005, ARCap Servicing, Inc. was named the special servicer on 49 CMBS transactions encompassing 7,248 loans with a legal balance of $50.5 billion. The portfolios include office, retail, multifamily, hospitality, industrial and other types of income producing properties in the United States, Canada and Puerto Rico.

          The information presented in this prospectus supplement concerning
ARCap Servicing, Inc. has been provided by ARCap Servicing, Inc. Accordingly, we make no representation or warranty as to the accuracy or completeness of such information.

THE MASTER SERVICER

Master Servicer Compensation

          The master servicer will be entitled to a Master Servicing Fee equal to the Master Servicing Fee Rate applied to the outstanding Scheduled Principal
Balance of each mortgage loan, including REO Properties. The master servicer will be entitled to retain as additional servicing compensation all investment income earned on amounts on deposit in the Certificate Account and interest on escrow accounts if permitted by the related loan documents, and--in each case to the extent not payable to the special servicer or any sub-servicer or Primary
Servicer as provided in the Pooling and Servicing Agreement or any primary or sub-servicing agreement--late payment charges, assumption fees, modification fees, extension fees, defeasance fees and default interest payable at a rate above the related mortgage rate, provided that late payment charges and default interest will only be payable to the extent that they are not required to be used to pay interest accrued on any Advances and additional trust fund expenses pursuant to the terms of the Pooling and Servicing Agreement.

          The related Master Servicing Fee and certain other compensation payable to the Master Servicer will be reduced, on each Distribution Date by the amount, if any, of any Compensating Interest Payment required to be

                                      S-123

made by the master servicer on such Distribution Date. Any Net Aggregate
Prepayment Interest Shortfall will be allocated as presented under "Description of the Offered Certificates--Distributions--Prepayment Interest Shortfalls and
Prepayment Interest Excesses" in this prospectus supplement. If Prepayment
Interest Excesses for all mortgage loans other than Specially Serviced Mortgage
Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any
Distribution Date, such excess amount will be payable to the master servicer as additional servicing compensation.

          In the event that Wells Fargo resigns or is no longer master servicer for any reason, Wells Fargo will continue to have the right to receive its portion of the Excess Servicing Fee. Any successor servicer will receive the
Master Servicing Fee as compensation.

EVENTS OF DEFAULT

          If an Event of Default described under the third, fourth, eighth or ninth bullet under the definition of "Event of Default" under the "Glossary of
Terms" has occurred, the obligations and responsibilities of the master servicer under the Pooling and Servicing Agreement will terminate on the date which is 60 days following the date on which the trustee or the Depositor gives written notice to the master servicer that the master servicer is terminated. If an event of default described under the first, second, fifth, sixth or seventh bullet under the definition of "Event of Default" under the "Glossary of Terms"
has occurred, the obligations and responsibilities of the master servicer under the Pooling and Servicing Agreement will terminate immediately upon the date which the trustee or the Depositor gives written notice to the master servicer that the master servicer is terminated. After any Event of Default, the trustee may elect to terminate the master servicer by providing such notice, and shall provide such notice if holders of certificates representing more than 25% of the
Certificate Balance of all certificates so direct the trustee. Notwithstanding the foregoing, and in accordance with the Pooling and Servicing Agreement, if the Event of Default occurs primarily by reason of the occurrence of a default of the Primary Servicer under the primary servicing agreement, then the initial master servicer shall have the right to require that any successor master servicer enter into a primary servicing agreement with the initial master servicer with respect to all the mortgage loans as to which the primary servicing default occurred.

          Upon termination of the master servicer under the Pooling and
Servicing Agreement, all authority, power and rights of the master servicer under the Pooling and Servicing Agreement, whether with respect to the mortgage loans or otherwise, shall terminate except for any rights related to unpaid servicing compensation or unreimbursed Advances or the Excess Servicing Fee, provided that in no event shall the termination of the master servicer be effective until a successor servicer shall have succeeded the master servicer as successor servicer, subject to approval by the Rating Agencies, notified the master servicer of such designation, and such successor servicer shall have assumed the master servicer's obligations and responsibilities with respect to the mortgage loans as set forth in the Pooling and Servicing Agreement. The trustee may not succeed the master servicer as servicer until and unless it has satisfied the provisions specified in the Pooling and Servicing Agreement.
However, if the master servicer is terminated as a result of an Event of Default described under the fifth, sixth or seventh bullet under the definition of
"Event of Default" under the "Glossary of Terms", the trustee shall act as successor servicer immediately and shall use commercially reasonable efforts to either satisfy the conditions specified in the Pooling and Servicing Agreement or transfer the duties of the master servicer to a successor servicer who has satisfied such conditions.

          However, if the master servicer is terminated solely due to an Event of Default described in the eighth or ninth bullet of the definition of Event of
Default, and prior to being replaced as described in the previous paragraph the terminated master servicer provides the trustee with the appropriate "request for proposal" material and the names of potential bidders, the trustee will solicit good faith bids for the rights to master service the mortgage loans in accordance with the Pooling and Servicing Agreement. The trustee will have thirty days to sell the rights and obligations of the master servicer under the
Pooling and Servicing Agreement to a successor servicer that meets the requirements of a master servicer under the Pooling and Servicing Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The termination of the master servicer will be effective when such servicer has succeeded the master servicer, as successor servicer and such successor servicer has assumed the master servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and Servicing
Agreement. If a successor master servicer is not appointed within thirty days, the master servicer will be replaced by the trustee as described in the previous paragraph.

                                      S-124

THE SPECIAL SERVICER

          The special servicer will oversee the resolution of Specially Serviced
Mortgage Loans, act as disposition manager of REO Properties acquired on behalf of the trust through foreclosure or deed in lieu of foreclosure, maintain insurance with respect to REO Properties and provide monthly reports to the master servicer and the paying agent.

Special Servicer Compensation

          The special servicer will be entitled to receive:

          o    a Special Servicing Fee;

          o    a Workout Fee; and

          o    a Liquidation Fee.

          The Workout Fee with respect to any Rehabilitated Mortgage Loan will cease to be payable if such loan again becomes a Specially Serviced Mortgage
Loan or if the related mortgaged property becomes an REO Property; otherwise such fee is paid until maturity. If the special servicer is terminated for any reason, it will retain the right to receive any Workout Fees payable on mortgage loans that became Rehabilitated Mortgage Loans while it acted as special servicer and remained Rehabilitated Mortgage Loans at the time of such termination until such mortgage loan becomes a Specially Serviced Mortgage Loan or until the related mortgaged property becomes an REO Property. The successor special servicer will not be entitled to any portion of such Workout Fees.

          The special servicer is also permitted to retain, in general, assumption fees, modification fees, default interest and extension fees collected on Specially Serviced Mortgage Loans, certain borrower-paid fees, investment income earned on amounts on deposit in any accounts maintained for
REO Property collections, and other charges specified in the Pooling and
Servicing Agreement. The Special Servicing Fee, the Liquidation Fee and the
Workout Fee will be obligations of the trust and will represent Expense Losses.
The Special Servicer Compensation will be payable in addition to the Master
Servicing Fee payable to the master servicer.

          In addition, the special servicer will be entitled to all assumption fees received in connection with any Specially Serviced Mortgage Loan and 50% of any other assumption fees. The special servicer will be entitled to approve assumptions with respect to all mortgage loans. If Prepayment Interest Excesses for all Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any Distribution Date, such excess amount will be payable to the special servicer as additional servicing compensation.

          As described in this prospectus supplement under "--The Operating
Adviser," the Operating Adviser will have the right to receive notification of, advise the special servicer regarding, and consent to, certain actions of the special servicer, subject to the limitations described in this prospectus supplement and further set forth in the Pooling and Servicing Agreement.

Termination of Special Servicer

          The trustee may terminate the special servicer upon a Special Servicer
Event of Default. However, if the special servicer is terminated solely due to a
Special Servicer Event of Default described in the eighth or ninth bullet of the definition of Special Servicer Event of Default, and prior to being replaced the terminated special servicer provides the trustee with the appropriate request for proposal material and the names of potential bidders, the trustee will solicit good faith bids for the rights to specially service the mortgage loans in accordance with the Pooling and Servicing Agreement. The trustee will have thirty days to sell the rights and obligations of the special servicer under the
Pooling and Servicing Agreement to a successor special servicer that meets the requirements of a special servicer under the Pooling and Servicing Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The special servicer is required to obtain the prior written consent of the Operating Adviser in

                                      S-125

connection with such sale of servicing rights. The termination of the special servicer will be effective when such successor special servicer has succeeded the special servicer as successor special servicer and such successor special servicer has assumed the special servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and Servicing Agreement. If a successor special servicer is not appointed within thirty days, the special servicer will be replaced by the trustee as described in the Pooling and Servicing Agreement.

          In addition to the termination of the special servicer upon a Special
Servicer Event of Default, the Operating Adviser may direct the trustee to remove the special servicer, subject to certain conditions, as described below.

THE OPERATING ADVISER

          An Operating Adviser appointed by the holders of a majority of the
Controlling Class will have the right to receive notification from the special servicer in regard to certain actions and to advise the special servicer with respect to the following actions, and the special servicer will not be permitted to take any of the following actions as to which the Operating Adviser has objected in writing (i) within five (5) business days of receiving notice in respect of actions relating to non-Specially Serviced Mortgage Loans and (ii)
within ten (10) business days of receiving notice in respect of actions relating to Specially Serviced Mortgage Loans. The special servicer will be required to notify the Operating Adviser of, among other things:

          o    any proposed modification, amendment or waiver, or consent to a modification, amendment or waiver, of a Money Term of a mortgage loan or an extension of the original maturity date;

          o    any foreclosure or comparable conversion of the ownership of a mortgaged property;

          o    any proposed sale of a defaulted mortgage loan, other than in connection with the termination of the trust as described in this prospectus supplement under "Description of the Offered
               Certificates--Optional Termination;"

          o    any determination to bring an REO Property into compliance with applicable environmental laws;

          o    any release of or acceptance of substitute or additional
               collateral for a mortgage loan;

          o    any acceptance of a discounted payoff;

          o    any waiver or consent to a waiver of a "due-on-sale" or
               "due-on-encumbrance" clause;

          o    any acceptance or consent to acceptance of an assumption
               agreement releasing a borrower from liability under a mortgage loan;

          o    any release of collateral for a Specially Serviced Mortgage Loan
               (other than in accordance with the terms of, or upon satisfaction of, such mortgage loan);

          o    any franchise changes or management company changes to which the special servicer is required to consent;

          o    certain releases of any escrow accounts, reserve accounts or letters of credit; and

          o    any determination as to whether any type of property-level insurance is required under the terms of any mortgage loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

                                      S-126

          In addition, subject to the satisfaction of certain conditions, the
Operating Adviser will have the right to direct the trustee to remove the special servicer at any time, with or without cause, upon the appointment and acceptance of such appointment by a successor special servicer appointed by the
Operating Adviser; provided that, prior to the effectiveness of any such appointment the trustee shall have received a letter from each rating agency to the effect that such appointment would not result in a downgrade, withdrawal or qualification in any rating then assigned to any class of certificates. The
Operating Adviser shall pay costs and expenses incurred in connection with the removal and appointment of a special servicer (unless such removal is based on certain events or circumstances specified in the Pooling and Servicing
Agreement).

          At any time, the holders of a majority of the Controlling Class may direct the paying agent in writing to hold an election for an Operating Adviser, which election will be held commencing as soon as practicable thereafter.

          The Operating Adviser shall be responsible for its own expenses.

MORTGAGE LOAN MODIFICATIONS

          Subject to any restrictions applicable to REMICs, and to limitations imposed by the Pooling and Servicing Agreement and any applicable intercreditor agreement, the master servicer may amend any term (other than a Money Term) of a mortgage loan that is not a Specially Serviced Mortgage Loan and may extend the maturity date of any Balloon Loan, other than a Specially Serviced Mortgage
Loan, to a date not more than 60 days beyond the original maturity date.

          Subject to any restrictions applicable to REMICs, the special servicer will be permitted to enter into a modification, waiver or amendment of the terms of any Specially Serviced Mortgage Loan, including any modification, waiver or amendment to:

          o    reduce the amounts owing under any Specially Serviced Mortgage
               Loan by forgiving principal, accrued interest and/or any
               Prepayment Premium or Yield Maintenance Charge;

          o    reduce the amount of the Scheduled Payment on any Specially
               Serviced Mortgage Loan, including by way of a reduction in the related mortgage rate;

          o    forbear in the enforcement of any right granted under any
               mortgage note or mortgage relating to a Specially Serviced
               Mortgage Loan;

          o    extend the maturity date of any Specially Serviced Mortgage Loan;
               and/or

          o    accept a Principal Prepayment during any Lock-out Period;

provided in each case that (1) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable judgment of the special servicer, such default is reasonably foreseeable, and (2) in the reasonable judgment of the special servicer, such modification, waiver or amendment would result in a recovery to Certificateholders equal to or exceeding the recovery to Certificateholders on a net present value basis, from liquidation.

          In no event, however, will the special servicer be permitted to:

          o    extend the maturity date of a Specially Serviced Mortgage Loan beyond a date that is two years prior to the Rated Final
               Distribution Date; or

          o    if the Specially Serviced Mortgage Loan is secured by a ground lease, extend the maturity date of such Specially Serviced
               Mortgage Loan unless the special servicer gives due consideration to the remaining term of such ground lease.

                                      S-127

          Modifications that forgive principal or interest of a mortgage loan will result in Realized Losses on such mortgage loan and such Realized Losses will be allocated among the various Classes of certificates in the manner described under "Description of the Offered
Certificates--Distributions--Subordination; Allocation of Losses and Expenses"
in this prospectus supplement.

          The modification of a mortgage loan may tend to reduce prepayments by avoiding liquidations and therefore may extend the weighted average life of the certificates beyond that which might otherwise be the case. See "Yield,
Prepayment and Maturity Considerations" in this prospectus supplement.

SALE OF DEFAULTED MORTGAGE LOANS

          The Pooling and Servicing Agreement grants to (a) the holder of the certificates representing the greatest percentage interest in the Controlling
Class, (b) the special servicer, and (c) any mortgage loan seller with respect to mortgage loans it originated, in that order, an option (the "Option") to purchase from the trust any defaulted mortgage loan that is at least 60 days delinquent as to any monthly debt service payment (or is delinquent as to its
Balloon Payment). The "Option Purchase Price" for a defaulted mortgage loan will equal the fair value of such mortgage loan, as determined by the special servicer. The special servicer is required to recalculate the fair value of such defaulted mortgage loan if there has been a material change in circumstances or the special servicer has received new information that has a material effect on value (or otherwise if the time since the last valuation exceeds 60 days). If the Option is exercised by either the special servicer or the holder of certificates representing the greatest percentage interest in the Controlling
Class or any of their affiliates then, prior to the exercise of the Option, the trustee will be required to verify that the Option Purchase Price is a fair price.

          The Option is assignable to a third party by the holder of the Option, and upon such assignment such third party shall have all of the rights granted to the original holder of such Option. The Option will automatically terminate, and will not be exercisable, if the mortgage loan to which it relates is no longer delinquent, because the defaulted mortgage loan has (i) become a
Rehabilitated Mortgage Loan, (ii) been subject to a work-out arrangement, (iii)
been foreclosed upon or otherwise resolved (including by a full or discounted pay-off) or (iv) been purchased by the related mortgage loan seller pursuant to the Pooling and Servicing Agreement.

FORECLOSURES

          The special servicer may at any time, with notification to and consent of the Operating Adviser and in accordance with the Pooling and Servicing
Agreement, institute foreclosure proceedings, exercise any power of sale contained in any mortgage, accept a deed in lieu of foreclosure or otherwise acquire title to a mortgaged property by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on the related mortgage loan has occurred but subject, in all cases, to limitations concerning environmental matters and, in specified situations, the receipt of an opinion of counsel relating to REMIC requirements.

          If any mortgaged property is acquired as described in the preceding paragraph, the special servicer is required to sell the REO Property as soon as practicable consistent with the requirement to maximize proceeds for all certificateholders but in no event later than three years after the end of the year in which it was acquired (as such period may be extended by an application to the Internal Revenue Service or following receipt of an opinion of counsel that such extension will not result in the failure of such mortgaged property to qualify as "foreclosure property" under the REMIC provisions of the Code), or any applicable extension period, unless the special servicer has obtained an extension from the Internal Revenue Service or has previously delivered to the trustee an opinion of counsel to the effect that the holding of the REO Property by the trust subsequent to three years after the end of the year in which it was acquired, or to the expiration of such extension period, will not result in the failure of such REO Property to qualify as "foreclosure property" under the
REMIC provisions of the Code. In addition, the special servicer is required to use its best efforts to sell any REO Property prior to the Rated Final
Distribution Date or earlier to the extent required to comply with REMIC provisions.

          If the trust acquires a mortgaged property by foreclosure or deed in lieu of foreclosure upon a default of a mortgage loan, the Pooling and Servicing
Agreement provides that the special servicer, on behalf of the trustee, must administer such mortgaged property so that it qualifies at all times as
"foreclosure property" within the meaning of Code Section 860G(a)(8). The
Pooling and Servicing Agreement also requires that any such mortgaged

                                      S-128

property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such mortgaged property. Generally, REMIC I will not be taxable on income received with respect to a mortgaged property to the extent that it constitutes "rents from real property," within the meaning of Code Section
856(c)(3)(A) and Treasury regulations under the Code. "Rents from real property"
do not include the portion of any rental based on the net profits derived by any person from such property. No determination has been made whether rent on any of the mortgaged properties meets this requirement. "Rents from real property"
include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the mortgaged properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a mortgaged property owned by a trust, would not constitute "rents from real property," or that all of the rental income would not so qualify if the non-customary services are not provided by an independent contractor or a separate charge is not stated. In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a mortgaged property owned by REMIC I, such as a hotel business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute "net income from foreclosure property,"
which would be taxable to REMIC I at the highest marginal federal corporate rate
-- currently 35% -- and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the amount of the proceeds available for distribution to holders of certificates. Under the Pooling and Servicing Agreement, the special servicer is required to determine whether the earning of such income taxable to REMIC I would result in a greater recovery to Certificateholders on a net after-tax basis than a different method of operation of such property. Prospective investors are advised to consult their own tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO
Properties by REMICs.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

          The following discussion, when read in conjunction with the discussion of "Material Federal Income Tax Consequences" in the prospectus, describes the material federal income tax considerations for investors in the offered certificates. However, these two discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules, and do not address state and local tax considerations. Prospective purchasers should consult their own tax advisers in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the offered certificates.

GENERAL

          For United States federal income tax purposes, portions of the trust will be treated as "Tiered REMICs" as described in the prospectus. See "Material
Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC
Certificates--Tiered REMIC Structures" in the prospectus. Three separate REMIC elections will be made with respect to designated portions of the trust other than that portion of the trust consisting of the rights to Excess Interest and the Excess Interest Sub-account (the "Excess Interest Grantor Trust"). Upon the issuance of the offered certificates, Latham & Watkins LLP, counsel to the
Depositor, will deliver its opinion generally to the effect that, assuming:

          o    the making of proper elections;

          o    the accuracy of all representations made with respect to the mortgage loans;

          o    ongoing compliance with all provisions of the Pooling and
               Servicing Agreement and other related documents and no amendments to them; and

          o    compliance with applicable provisions of the Code, as it may be amended from time to time, and applicable Treasury Regulations adopted under the Code;

                                      S-129

for federal income tax purposes, (1) each of REMIC I, REMIC II and REMIC III will qualify as a REMIC under the Code; (2) the Residual Certificates will represent three separate classes of REMIC residual interests evidencing the sole class of "residual interests" in each of REMIC I, REMIC II and REMIC III; (3)
the REMIC Regular Certificates (other than the beneficial interest of the Class
S Certificates in the Excess Interest) will evidence the "regular interests" in, and will be treated as debt instruments of, REMIC III; (4) the Excess Interest
Grantor Trust will be treated as a grantor trust for federal income tax purposes; and (5) the Class S Certificates will represent both a REMIC regular interest and a beneficial ownership of the assets of the Excess Interest Grantor
Trust.

          The offered certificates will be REMIC Regular Certificates issued by
REMIC III. See "Material Federal Income Tax Consequences--Federal Income Tax
Consequences for REMIC Certificates--Taxation of Regular Certificates" in the
prospectus for a discussion of the principal federal income tax consequences of the purchase, ownership and disposition of the offered certificates.

          The offered certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) and 856(c)(5)(B) of the Code for a real estate investment trust ("REIT") in the same proportion that the assets in the REMIC would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in Section
856(c)(3)(B) of the Code for a REIT to the extent that such certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. However, if 95% or more of the REMIC's assets are real estate assets within the meaning of Section 856(c)(5)(B), then the entire offered certificates shall be treated as real estate assets and all interest from the offered certificates shall be treated as interest described in Section 856(c)(3)(B). The offered certificates will not qualify for the foregoing treatments to the extent the mortgage loans are defeased with U.S. obligations.

          Moreover, the offered certificates will be "qualified mortgages" under
Section 860G(a)(3) of the Code if transferred to another REMIC on its start-up day in exchange for regular or residual interests therein. Offered certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code.

          The offered certificates will be treated as assets described in
Section 7701(a)(19)(C)(xi) of the Code for a domestic building and loan association generally only in the proportion that the REMIC's assets consist of loans secured by an interest in real property that is residential real property
(including multifamily properties, manufactured housing community properties and mobile home community properties or other loans described in Section
7701(a)(19)(C)). However, if 95% or more of the REMIC's assets are assets described in 7701(a)(19)(C)(i) through 7701(a)(19)(C)(x), then the entire offered certificates shall be treated as qualified property under
7701(a)(19)(C). See "Description of the Mortgage Pool" in this prospectus supplement and "Material Federal Income Tax Consequences--Federal Income Tax
Consequences for REMIC Certificates" in the prospectus.

ORIGINAL ISSUE DISCOUNT AND PREMIUM

          We anticipate that the offered certificates will not be issued with original issue discount for federal income tax purposes. Whether any holder of any class of certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder.

          Final regulations on the amortization of bond premium (a) do not apply to regular interests in a REMIC such as the offered certificates and (b) state that they are intended to create no inference concerning the amortization of premium of such instruments. Holders of each class of certificates issued with amortizable bond premium should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Material
Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC
Certificates--Taxation of Regular Certificates--Premium" in the prospectus.

          The prepayment assumption that will be used in determining the rate of accrual of original issue discount, if any, and amortizable bond premium for federal income tax purposes for all classes of certificates issued by the trust will be a 0% CPR, as described in the prospectus, applied to each mortgage loan until its maturity; provided, that any ARD Loan is assumed to prepay in full on such mortgage loan's Anticipated Repayment Date. For a description of CPR, see
"Yield, Prepayment and Maturity Considerations" in this prospectus supplement.
However,

                                      S-130

we make no representation that the mortgage loans will not prepay during any such period or that they will prepay at any particular rate before or during any such period.

PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

          Prepayment Premiums or Yield Maintenance Charges actually collected on the mortgage loans will be distributed to the holders of each class of certificates entitled to Prepayment Premiums or Yield Maintenance Charges as
described under "Description of the Offered
Certificates--Distributions--Distributions of Prepayment Premiums and Yield
Maintenance Charges" in this prospectus supplement. It is not entirely clear under the Code when the amount of a Prepayment Premium or Yield Maintenance
Charge should be taxed to the holders of a class of certificates entitled to a
Prepayment Premium or Yield Maintenance Charge. For federal income tax information reporting purposes, Prepayment Premiums or Yield Maintenance Charges will be treated as income to the holders of a class of certificates entitled to
Prepayment Premiums or Yield Maintenance Charges only after the master servicer's actual receipt of a Prepayment Premium or a Yield Maintenance Charge
to which the holders of such class of certificates is entitled under the terms of the Pooling and Servicing Agreement, rather than including projected
Prepayment Premiums or Yield Maintenance Charges in the determination of a
Certificateholder's projected constant yield to maturity. It appears that
Prepayment Premiums or Yield Maintenance Charges are treated as ordinary income rather than capital gain. However, the timing and characterization of such income is not entirely clear and Certificateholders should consult their tax advisors concerning the treatment of Prepayment Premiums or Yield Maintenance
Charges.

ADDITIONAL CONSIDERATIONS

          The special servicer is authorized, when doing so is consistent with maximizing the trust's net after-tax proceeds from an REO Property, to incur taxes on the trust in connection with the operation of such REO Property. Any such taxes imposed on the trust would reduce the amount distributable to
Certificateholders. See "Servicing of the Mortgage Loans--Foreclosures" in this prospectus supplement.

          Under certain circumstances, as described under the headings "Material
Federal Income Tax Consequences--Federal Income Tax Consequences for
Certificates as to Which No REMIC Election is Made--Reporting Requirements and
Backup Withholding" and "Material Federal Income Tax Consequences--Federal
Income Tax Consequences for REMIC Certificates--Taxation of Regular
Certificates--Taxation of Foreign Investors" of the prospectus, a holder may be subject to United States backup withholding on payments made with respect to the certificates.

          For further information regarding the United States federal income tax consequences of investing in the offered certificates, see "Material Federal
Income Tax Consequences" and "State and Other Tax Considerations" in the
prospectus.

                         LEGAL ASPECTS OF MORTGAGE LOANS

          The following discussion summarizes certain legal aspects of mortgage loans secured by real property in California (approximately 23.0% of the Initial
Pool Balance) which are general in nature. This summary does not purport to be complete and is qualified in its entirety by reference to the applicable federal and state laws governing the mortgage loans.

CALIFORNIA

          Under California law a foreclosure may be accomplished either judicially or non-judicially. Generally, no deficiency judgment is permitted under California law following a nonjudicial sale under a deed of trust. Other
California statutes, except in certain cases involving environmentally impaired real property, require the lender to attempt to satisfy the full debt through a foreclosure against the property before bringing a personal action, if otherwise permitted, against the borrower for recovery of the debt. California case law has held that acts such as an offset of an unpledged account or the application of rents from secured property prior to foreclosure, under some circumstances, constitute violations of such statutes. Violations of such statutes may result in the loss of some or all

                                      S-131

of the security under the loan. Finally, other statutory provisions in
California limit any deficiency judgment (if otherwise permitted) against the borrower, and possibly any guarantor, following a judicial sale to the excess of the outstanding debt over the greater (i) the fair market value of the property at the time of the public sale or (ii) the amount of the winning bid in the foreclosure. Borrowers also are allowed a one-year period within which to redeem the property.

                              ERISA CONSIDERATIONS

          ERISA and the Code impose restrictions on Plans that are subject to
ERISA and/or Section 4975 of the Code and on persons that are Parties in
Interest. ERISA also imposes duties on persons who are fiduciaries of Plans subject to ERISA and prohibits selected transactions between a Plan and Parties in Interest with respect to such Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a
Plan, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of such Plan. Governmental plans (as defined in
Section 3(32) of ERISA) are not subject to the prohibited transactions restrictions of ERISA and the Code. However, such plans may be subject to similar provisions of applicable federal, state or local law.

PLAN ASSETS

          Neither ERISA nor the Code defines the term "plan assets." However, the U.S. Department of Labor ("DOL") has issued a final regulation (29 C.F.R.
Section 2510.3-101) concerning the definition of what constitutes the assets of a Plan. The DOL Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment will be deemed for certain purposes, including the prohibited transaction provisions of ERISA and Section
4975 of the Code, to be assets of the investing Plan unless certain exceptions apply. Under the terms of the regulation, if the assets of the trust were deemed to constitute Plan assets by reason of a Plan's investment in certificates, such
Plan asset would include an undivided interest in the mortgage loans and any other assets of the trust. If the mortgage loans or other trust assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to those assets, and thus subject to the fiduciary requirements and prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to the mortgage loans and other trust assets.

          Affiliates of the Depositor, the Underwriters, the master servicer, the special servicer, and certain of their respective affiliates might be considered or might become fiduciaries or other Parties in Interest with respect to investing Plans. Moreover, the trustee, the paying agent, the master servicer, the special servicer, the Operating Adviser, any insurer, primary insurer or any other issuer of a credit support instrument relating to the primary assets in the trust or certain of their respective affiliates might be considered fiduciaries or other Parties in Interest with respect to investing
Plans. In the absence of an applicable exemption, "prohibited transactions"--
within the meaning of ERISA and Section 4975 of the Code -- could arise if certificates were acquired by, or with "plan assets" of, a Plan with respect to which any such person is a Party in Interest.

          In addition, an insurance company proposing to acquire or hold the offered certificates with assets of its general account should consider the extent to which such acquisition or holding would be subject to the requirements of ERISA and Section 4975 of the Code under John Hancock Mutual Life Insurance
Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), and Section 401(c) of
ERISA, as added by the Small Business Job Protection Act of 1996, Public Law No.
104-188, and subsequent DOL and judicial guidance. See "--Insurance Company
General Accounts" below.

SPECIAL EXEMPTION APPLICABLE TO THE OFFERED CERTIFICATES

          With respect to the acquisition and holding of the offered certificates, the DOL has granted to the Underwriters individual prohibited transaction exemptions, which generally exempt from certain of the prohibited transaction rules of ERISA and Section 4975 of the Code transactions relating to:

                                      S-132

          o    the initial purchase, the holding, and the subsequent resale by
               Plans of certificates evidencing interests in pass-through trusts; and

          o    transactions in connection with the servicing, management and operation of such trusts, provided that the assets of such trusts consist of certain secured receivables, loans and other
               obligations that meet the conditions and requirements of the
               Exemptions.

The assets covered by the Exemptions include mortgage loans such as the mortgage loans and fractional undivided interests in such loans.

          The Exemptions as applicable to the offered certificates (and as modified by Prohibited Transaction Exemption 2002-41) set forth the following five general conditions which must be satisfied for exemptive relief:

          o    the acquisition of the certificates by a Plan must be on terms, including the price for the certificates, that are at least as favorable to the Plan as they would be in an arm's-length
               transaction with an unrelated party;

          o    the certificates acquired by the Plan must have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from Fitch, S&P or Moody's;

          o    the trustee cannot be an affiliate of any member of the
               Restricted Group, other than an underwriter. The "Restricted
               Group" consists of the Underwriters, the Depositor, the master servicer, the special servicer, the Primary Servicer, and any borrower with respect to mortgage loans constituting more than 5%
               of the aggregate unamortized principal balance of the mortgage loans as of the date of initial issuance of such classes of certificates, or any affiliate of any of these parties;

          o    the sum of all payments made to the Underwriters in connection with the distribution of the certificates must represent not more than reasonable compensation for underwriting the certificates;
               the sum of all payments made to and retained by the Depositor in consideration of the assignment of the mortgage loans to the trust must represent not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by the master servicer, the special servicer, and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement or other relevant servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

          o    the Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
               Securities and Exchange Commission under the 1933 Act.

          A fiduciary of a Plan contemplating purchasing any such class of certificates in the secondary market must make its own determination that at the time of such acquisition, any such class of certificates continues to satisfy the second general condition set forth above. The Depositor expects that the third general condition set forth above will be satisfied with respect to each of such classes of certificates. A fiduciary of a Plan contemplating purchasing any such class of certificates must make its own determination that the first, second, fourth and fifth general conditions set forth above will be satisfied with respect to any such class of certificate.

          Before purchasing any such class of certificates, a fiduciary of a
Plan should itself confirm (a) that such certificates constitute "certificates"
for purposes of the Exemptions and (b) that the specific and general conditions of the Exemptions and the other requirements set forth in the Exemptions would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemptions, the Plan fiduciary should consider the availability of other prohibited transaction exemptions.

          Moreover, the Exemptions provide relief from certain
self-dealing/conflict of interest prohibited transactions, but only if, among other requirements:

                                      S-133

          o    the investing Plan fiduciary or its affiliates is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust;

          o    the Plan's investment in each class of certificates does not exceed 25% of all of the certificates outstanding of that class at the time of the acquisition; and

          o    immediately after the acquisition, no more than 25% of the assets of the Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

          We believe that the Exemptions will apply to the acquisition and holding of the offered certificates by Plans or persons acting on behalf of or with "plan assets" of Plans, and that all of the above conditions of the
Exemptions, other than those within the control of the investing Plans or Plan investors, have been met. Upon request, the Underwriters will deliver to any fiduciary or other person considering investing "plan assets" of any Plan in the certificates a list identifying each borrower that is the obligor under each mortgage loan that constitutes more than 5% of the aggregate principal balance of the assets of the trust.

INSURANCE COMPANY GENERAL ACCOUNTS

          Based on the reasoning of the United States Supreme Court in John
Hancock Mutual Life Ins. Co. v. Harris Trust and Savings Bank, an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party in Interest with respect to a
Plan by virtue of such investment. Any investor that is an insurance company using the assets of an insurance company general account should note that the
Small Business Job Protection Act of 1996 added Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and Section 4975 of the Code. Pursuant to Section 401(c), the Department of
Labor issued final regulations effective January 5, 2000 with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. As a result of these regulations, assets of an insurance company general account will not be treated as "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code to the extent such assets relate to contracts issued to employee benefit plans on or before December 31, 1998 and the insurer satisfied various conditions.

          Any assets of an insurance company general account which support insurance policies or annuity contracts issued to Plans after December 31, 1998, or on or before that date for which the insurer does not comply with the 401(c)
Regulations, may be treated as "plan assets" of such Plans. Because Section
401(c) does not relate to insurance company separate accounts, separate account assets continue to be treated as "plan assets" of any Plan that is invested in such separate account. Insurance companies contemplating the investment of general account assets in the Subordinate Certificates should consult their legal counsel with respect to the applicability of Section 401(c).

          Accordingly, any insurance company that acquires or holds any offered certificate shall be deemed to have represented and warranted to the Depositor, the trustee, the paying agent and the master servicer that (1) such acquisition and holding is permissible under applicable law, including Prohibited
Transaction Exemption 2002-41, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Depositor, the trustee, the paying agent or the master servicer to any obligation in addition to those undertaken in the Pooling and Servicing
Agreement, or (2) the source of funds used to acquire and hold such certificates is an "insurance company general account", as defined in DOL Prohibited
Transaction Class Exemption 95-60, and the applicable conditions set forth in
PTCE 95-60 have been satisfied.

GENERAL INVESTMENT CONSIDERATIONS

          Prospective Plan investors should consult their legal counsel concerning the impact of ERISA, Section 4975 of the Code or any corresponding provisions of applicable federal, state or local law, the applicability of the
Exemptions, or other exemptive relief, and the potential consequences to their specific circumstances, prior to making an investment in the certificates.
Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of ERISA regarding prudent investment procedure and diversification, an investment in

                                     S-134

the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

          The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of
1984, as amended. The appropriate characterization of the offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase offered certificates, is subject to significant interpretive uncertainties.

          No representations are made as to the proper characterization of the offered certificates for legal investment, financial institution regulatory or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment restrictions. The uncertainties referred to above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the offered certificates) may adversely affect the liquidity of the offered certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult their own legal advisors to determine whether and to what extent the offered certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions. See "Legal Investment" in the prospectus.

                                 USE OF PROCEEDS

          We will apply the net proceeds of the offering of the certificates towards the simultaneous purchase of the mortgage loans from the mortgage loan sellers and to the payment of expenses in connection with the issuance of the certificates.

                                     S-135

                              PLAN OF DISTRIBUTION

          We have entered into an Underwriting Agreement with the Underwriters.
Subject to the terms and conditions set forth in the Underwriting Agreement, we have agreed to sell to each Underwriter, and each Underwriter has agreed severally to purchase from us the respective aggregate Certificate Balance of each class of offered certificates presented below.

     UNDERWRITERS          CLASS A-1     CLASS A-1A      CLASS A-2     CLASS A-AB      CLASS A-3      CLASS A-M
----------------------   ------------   ------------   ------------   ------------   ------------   ------------

Morgan Stanley &
   Co. Incorporated      $              $              $              $              $              $

LaSalle Financial
   Services, Inc.        $              $              $              $              $              $

Greenwich Capital
   Markets, Inc.         $              $              $              $              $              $

Merrill Lynch, Pierce,
   Fenner & Smith
   Incorporated          $              $              $              $              $              $

   Total..............   $125,000,000   $217,220,000   $205,100,000   $100,000,000   $725,941,000   $196,180,000

     UNDERWRITERS          CLASS A-J      CLASS B       CLASS C       CLASS D       CLASS E       CLASS F
----------------------   ------------   -----------   -----------   -----------   -----------   -----------

Morgan Stanley &
   Co. Incorporated      $              $             $             $             $             $

LaSalle Financial
   Services, Inc.        $              $             $             $             $             $

Greenwich Capital
   Markets, Inc.         $              $             $             $             $             $

Merrill Lynch, Pierce,
   Fenner & Smith
   Incorporated          $              $             $             $             $             $

   Total..............   $139,779,000   $14,713,000   $26,975,000   $17,166,000   $17,166,000   $19,618,000

          Morgan Stanley & Co. Incorporated will act as sole bookrunner with respect to the offered certificates. Morgan Stanley & Co. Incorporated and
LaSalle Financial Services, Inc. will act as co-lead managers with respect to the offered certificates.

          The Underwriting Agreement provides that the obligations of the
Underwriters are subject to conditions precedent, and that the Underwriters severally will be obligated to purchase all of the offered certificates if any are purchased. In the event of a default by an Underwriter, the Underwriting
Agreement provides that the purchase commitment of the non-defaulting
Underwriter may be increased. Proceeds to the Depositor from the sale of the offered certificates, before deducting expenses payable by the Depositor, will be approximately $_____________, plus accrued interest on the Certificates.

          The Underwriters have advised us that they will propose to offer the offered certificates from time to time for sale in one or more negotiated transactions or otherwise at varying prices to be determined at the time of sale.

                                     S-136

The Underwriters may effect such transactions by selling such Classes of offered certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the
Underwriters and any purchasers of such Classes of offered certificates for whom they may act as agent.

          The offered certificates are offered by the Underwriters when, as and if issued by the Depositor, delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the offered certificates will be made in book-entry form through the facilities of DTC against payment therefor on or about November , 2005, which is the business day following the date of pricing of the certificates.

          Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade offered certificates in the secondary market prior to such delivery should specify a longer settlement cycle, or should refrain from specifying a shorter settlement cycle, to the extent that failing to do so would result in a settlement date that is earlier than the date of delivery of such offered certificates.

          The Underwriters and any dealers that participate with the
Underwriters in the distribution of the offered certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of such Classes of offered certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

          We have agreed to indemnify the Underwriters against civil liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect of such liabilities.

          The Underwriters currently intend to make a secondary market in the offered certificates, but they are not obligated to do so.

          The Depositor is an affiliate of Morgan Stanley & Co. Incorporated, an
Underwriter, and Morgan Stanley Mortgage Capital Inc., a mortgage loan seller.
LaSalle Bank National Association, a mortgage loan seller and the paying agent, is an affiliate of LaSalle Financial Services, Inc., an Underwriter.

                                  LEGAL MATTERS

          The legality of the offered certificates and the material federal income tax consequences of investing in the offered certificates will be passed upon for us by Latham & Watkins LLP, New York, New York. Certain legal matters will be passed upon for the Underwriters by Latham & Watkins LLP, New York, New
York. Certain legal matters will be passed upon for Morgan Stanley Mortgage
Capital Inc. by Latham & Watkins LLP, for LaSalle Bank National Association by
Cadwalader, Wickersham & Taft LLP, for Principal Commercial Funding, LLC by
Dechert LLP, New York, New York, for Union Central Mortgage Funding, Inc. by
Thacher, Proffit & Wood LLP, New York, New York, and for Wells Fargo Bank,
National Association, in its capacity as master servicer, by Sidley Austin Brown
& Wood LLP, New York, New York.

                                     S-137

                                     RATINGS

          It is a condition of the issuance of the offered certificates that they receive the following credit ratings from Moody's and S&P.

CLASS           MOODY'S   S&P
-------------   -------   ---
Class A-1....     Aaa     AAA
Class A-2....     Aaa     AAA
Class A-AB...     Aaa     AAA
Class A-3....     Aaa     AAA
Class A-M....     Aaa     AAA
Class A-J....     Aaa     AAA
Class B......     Aa1     AA+
Class C......     Aa2     AA
Class D......     Aa3     AA-
Class E......      A1     A+
Class F......      A2      A

          The ratings of the offered certificates address the likelihood of the timely payment of interest and the ultimate payment of principal, if any, due on the offered certificates by the Rated Final Distribution Date. That date is the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term. The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

          The ratings of the certificates do not represent any assessment of (1)
the likelihood or frequency of principal prepayments, voluntary or involuntary, on the mortgage loans, (2) the degree to which such prepayments might differ from those originally anticipated, (3) whether and to what extent Prepayment
Premiums, Yield Maintenance Charges, any Excess Interest or default interest will be received, (4) the allocation of Net Aggregate Prepayment Interest
Shortfalls or (5) the tax treatment of the certificates. A security rating does not represent any assessment of the yield to maturity that investors may experience. In general, the ratings thus address credit risk and not prepayment risk.

          There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of the offered certificates and, if so, what such rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the ratings assigned to such class at the request of the Depositor.

                                     S-138

                                GLOSSARY OF TERMS

          The certificates will be issued pursuant to the Pooling and Servicing
Agreement. The following Glossary of Terms is not complete. You should also refer to the prospectus and the Pooling and Servicing Agreement for additional definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Pooling and
Servicing Agreement, without exhibits and schedules.

          Unless the context requires otherwise, the definitions contained in this Glossary of Terms apply only to this series of certificates and will not necessarily apply to any other series of certificates the trust may issue.

          "Accrued Certificate Interest" means, in respect of each class of
Certificates for each Distribution Date, the amount of interest for the applicable Interest Accrual Period accrued at the applicable Pass-Through Rate on the aggregate Certificate Balance or Notional Amount, as the case may be, of such class of certificates outstanding immediately prior to such Distribution
Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

          "Administrative Cost Rate" will equal the sum of the related Master
Servicing Fee Rate, the Excess Servicing Fee Rate, the Primary Servicing Fee
Rate, and the Trustee Fee Rate set forth in the Pooling and Servicing Agreement for any month (in each case, expressed as a per annum rate) for any mortgage loan in such month, and is set forth in Appendix II.

          "Advance Rate" means a rate equal to the "Prime Rate" as reported in
The Wall Street Journal from time to time.

          "Advances" means Servicing Advances and P&I Advances, collectively.

          "Annual Report" means a report for each mortgage loan based on the most recently available year-end financial statements and most recently available rent rolls of each applicable borrower, to the extent such information is provided to the master servicer, containing such information and analyses as required by the Pooling and Servicing Agreement including, without limitation,
Debt Service Coverage Ratios, to the extent available, and in such form as shall be specified in the Pooling and Servicing Agreement.

          "Anticipated Repayment Date" means, in respect of any ARD Loan, the date on which a substantial principal payment on an ARD Loan is anticipated to be made (which is prior to stated maturity).

          "Appraisal Event" means not later than the earliest of the following:

o    the date 120 days after the occurrence of any delinquency in payment with respect to a mortgage loan if such delinquency remains uncured;

o    the date 30 days after receipt of notice that the related borrower has filed a bankruptcy petition, an involuntary bankruptcy has occurred or a receiver is appointed in respect of the related mortgaged property, provided that such petition or appointment remains in effect;

o    the effective date of any modification to a Money Term of a mortgage loan, other than an extension of the date that a Balloon Payment is due for a period of less than six months from the original due date of such Balloon
     Payment; and

o    the date 30 days following the date a mortgaged property becomes an REO
     Property.

          "Appraisal Reduction" will equal, for any mortgage loan, including a mortgage loan as to which the related mortgaged property has become an REO
Property, an amount that is equal to the excess, if any, of:

                                     S-139

     the sum of:

o    the Scheduled Principal Balance of such mortgage loan or in the case of an
     REO Property, the related REO mortgage loan, less the principal amount of certain guarantees and surety bonds and any undrawn letter of credit or debt service reserve, if applicable, that is then securing such mortgage loan;

o    to the extent not previously advanced by the master servicer or the trustee, all accrued and unpaid interest on the mortgage loan;

o    all related unreimbursed Advances and interest on such Advances at the
     Advance Rate, and, to the extent applicable, all Advances that were made on a mortgage loan on or before the date such mortgage loan became a
     Rehabilitated Mortgage Loan that have since been reimbursed to the advancing party by the trust out of principal collections but not by the related mortgagor; and

o    to the extent funds on deposit in any applicable Escrow Accounts are not sufficient therefor, and to the extent not previously advanced by the master servicer, or the trustee, all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents and other amounts which were required to be deposited in any Escrow Account
     (but were not deposited) in respect of the related mortgaged property or
     REO Property, as the case may be,

     over

o    90% of the value (net of any prior mortgage liens) of such mortgaged property or REO Property as determined by such appraisal or internal valuation, plus the full amount of any escrows held by or on behalf of the trustee as security for the mortgage loan (less the estimated amount of obligations anticipated to be payable in the next twelve months to which such escrows relate).

          "ARD Loan" means a mortgage loan that provides for increases in the mortgage rate and/or principal amortization at a specified date prior to stated
maturity, which creates an incentive for the related borrower to prepay such mortgage loan.

          "Assumed Scheduled Payment" means an amount deemed due in respect of:

o    any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original stated
     maturity date; or

o    any mortgage loan as to which the related mortgaged property has become an
     REO Property.

The Assumed Scheduled Payment deemed due on any such Balloon Loan on its original stated maturity date and on each successive Due Date that it remains or is deemed to remain outstanding will equal the Scheduled Payment that would have been due on such date if the related Balloon Payment had not come due, but rather such mortgage loan had continued to amortize in accordance with its amortization schedule in effect immediately prior to maturity. With respect to any mortgage loan as to which the related mortgaged property has become an REO
Property, the Assumed Scheduled Payment deemed due on each Due Date for so long as the REO Property remains part of the trust, equals the Scheduled Payment (or
Assumed Scheduled Payment) due on the last Due Date prior to the acquisition of such REO Property.

          "Available Distribution Amount" means in general, for any Distribution
Date:

          (1)  all amounts on deposit in the Certificate Account as of the business day preceding the related Distribution Date that
               represent payments and other collections on or in respect of the mortgage loans and any REO Properties that were received by the master servicer or the special servicer through the end of the related Collection Period, exclusive of any portion that
               represents one or more of the following:

                                     S-140

               o    Scheduled Payments collected but due on a Due Date
                    subsequent to the related Collection Period;

               o    Prepayment Premiums or Yield Maintenance Charges (which are separately distributable on the certificates as described in this prospectus supplement);

               o    amounts that are payable or reimbursable to any person other than the Certificateholders (including, among other things, amounts attributable to Expense Losses and amounts payable to the master servicer, the special servicer, the Primary
                    Servicer, the paying agent and the trustee as compensation or in reimbursement of outstanding Advances or as Excess
                    Servicing Fees);

               o    amounts deposited in the Certificate Account in error;

               o    if such Distribution Date occurs during January, other than a leap year, or February of any year, the Interest Reserve
                    Amounts with respect to the Interest Reserve Loans to be
                    deposited into the Interest Reserve Account;

          (2)  to the extent not already included in clause (1), any P&I
               Advances made and any Compensating Interest Payment paid with respect to such Distribution Date; and

          (3)  if such Distribution Date occurs during March of any year, the aggregate of the Interest Reserve Amounts then on deposit in the
               Interest Reserve Account in respect of each Interest Reserve
               Loan.

          "Balloon Loans" means mortgage loans that provide for Scheduled
Payments based on amortization schedules significantly longer than their terms to maturity or Anticipated Repayment Date, and that are expected to have remaining principal balances equal to or greater than 5% of the original principal balance of those mortgage loans as of their respective stated maturity date or anticipated to be paid on their Anticipated Repayment Dates, as the case may be, unless previously prepaid.

          "Balloon LTV" - See "Balloon LTV Ratio."

          "Balloon LTV Ratio" or "Balloon LTV" means the ratio, expressed as a percentage, of (a) (i) the principal balance of a Balloon Loan anticipated to be outstanding on the date on which the related Balloon Payment is scheduled to be due or, (ii) in the case of an ARD Loan, the principal balance on its related
Anticipated Repayment Date to (b) the value of the related mortgaged property or properties as of the Cut-off Date determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

          "Balloon Payment" means, with respect to the Balloon Loans, the principal payments and scheduled interest due and payable on the relevant maturity dates.

          "Bankruptcy Code" means, the federal Bankruptcy Code, Title 11 of the
United States Code, as amended.

          "Base Interest Fraction" means, with respect to any principal prepayment of any mortgage loan that provides for payment of a Prepayment
Premium or Yield Maintenance Charge, and with respect to any class of certificates, a fraction (A) whose numerator is the greater of (x) zero and (y)
the difference between (i) the Pass-Through Rate on that class of certificates, and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield
Maintenance Charge with respect to the principal prepayment (or the current
Discount Rate if not used in such calculation) and (B) whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii)
the Discount Rate used in calculating the Prepayment Premium or Yield
Maintenance Charge with respect to that principal prepayment (or the current
Discount Rate if not used in such calculation), provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If the
Discount Rate referred to above is greater than the mortgage rate on the related mortgage loan, then the Base Interest Fraction will equal zero.

                                     S-141

          "Certificate Account" means one or more separate accounts established and maintained by the master servicer, the Primary Servicer or any sub-servicer on behalf of the master servicer, pursuant to the Pooling and Servicing
Agreement.

          "Certificate Balance" will equal the then maximum amount that the holder of each Principal Balance Certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust.

          "Certificateholder" or "Holder" means an entity in whose name a certificate is registered in the certificate register.

          "Certificate Owner" means an entity acquiring an interest in an offered certificate.

          "Class" means the designation applied to the offered certificates and the private certificates, pursuant to this prospectus supplement.

          "Class A Senior Certificates" means the Class A-1 Certificates, the
Class A-2 Certificates, the Class A-AB Certificates and the Class A-3
Certificates.

          "Clearstream Bank" means Clearstream Bank, societe anonyme.

          "Closing Date" means on or about November __, 2005.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Collection Period" means, with respect to any Distribution Date, the period beginning with the day after the Determination Date in the month preceding such Distribution Date (or, in the case of the first Distribution
Date, the Cut-off Date) and ending with the Determination Date occurring in the month in which such Distribution Date occurs.

          "Compensating Interest" means with respect to any Distribution Date, an amount equal to the lesser of (A) the excess of (i) Prepayment Interest
Shortfalls incurred in respect of the mortgage loans other than Specially
Serviced Mortgage Loans resulting from (x) voluntary Principal Prepayments on such mortgage loans or (y) to the extent that the master servicer did not apply the proceeds from involuntary Principal Prepayments in accordance with the terms of the related mortgage loan documents, involuntary Principal Prepayments during the related Collection Period over (ii) the aggregate of Prepayment Interest
Excesses incurred in respect of the mortgage loans resulting from Principal
Prepayments on the mortgage loans during the same Collection Period, and (B) the aggregate of the portion of the aggregate Master Servicing Fee accrued at a rate per annum equal to 2 basis points for the related Collection Period calculated in respect of all the mortgage loans including REO Properties, plus any investment income earned on the amount prepaid prior to such Distribution Date.

          "Compensating Interest Payment" means any payment of Compensating
Interest.

          "Condemnation Proceeds" means any awards resulting from the full or partial condemnation or eminent domain proceedings or any conveyance in lieu or in anticipation of such proceedings with respect to a mortgaged property by or to any governmental, quasi-governmental authority or private entity with condemnation powers other than amounts to be applied to the restoration, preservation or repair of such mortgaged property or released to the related borrower in accordance with the terms of the mortgage loan.

          "Constant Default Rate" or "CDR" means a rate that represents an assumed constant rate of default each month, which is expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CDR does not purport to be either an historical description of the default experience of any pool of mortgage loans or a prediction of the anticipated rate of default of any mortgage loans, including the mortgage loans underlying the certificates.

                                     S-142

          "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the mortgage loans underlying the certificates.

          "Controlling Class" means the most subordinate class of Subordinate
Certificates outstanding at any time of determination; provided, however, that if the aggregate Certificate Balance of such class of certificates is less than
25% of the initial aggregate Certificate Balance of such Class as of the Closing
Date, the Controlling Class will be the next most subordinate class of
Subordinate Certificates.

          "CPR" - See "Constant Prepayment Rate" above.

          "Cut-off Date" means November 1, 2005, or with respect to any mortgage loan that was originated in November 2005 that has its first Scheduled Payment in January 2005, the date of origination. For purposes of the information contained in this prospectus supplement (including the appendices to this prospectus supplement), scheduled payments due in November 2005 with respect to mortgage loans not having Due Dates on the first of each month have been deemed received on November 1, 2005, not the actual day which such scheduled payments were due.

          "Cut-off Date Balance" means, with respect to any mortgage loan, such mortgage loan's principal balance outstanding as of its Cut-off Date, after application of all payments of principal due on or before such date, whether or not received determined as described under "Description of the Mortgage
Pool--Additional Mortgage Loan Information" in this prospectus supplement. For purposes of those mortgage loans that have a Due Date on a date other than the first of the month, we have assumed that monthly payments on such mortgage loans are due on the first of the month for purposes of determining their Cut-off Date
Balances.

          "Cut-off Date Loan-to-Value" or "Cut-off Date LTV" means a ratio, expressed as a percentage, of the Cut-off Date Balance of a mortgage loan to the value of the related mortgaged property or properties determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information"
in this prospectus supplement.

          "Cut-off Date LTV" - See "Cut-off Date Loan-to-Value."

          "Debt Service Coverage Ratio" or "DSCR" means the ratio of
Underwritable Cash Flow estimated to be produced by the related mortgaged property or properties to the annualized amount of current debt service payable under that mortgage loan, whether or not the mortgage loan has an interest-only period that has not expired as of the Cut-Off Date. See "Description of the
Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

          "Debt Service Coverage Ratio (after IO Period)" or "DSCR (after IO
Period)" means, with respect to the related mortgage loan that has an interest-only period that has not expired as of the Cut-off Date but will expire prior to maturity, a debt service coverage ratio calculated in the same manner as DSCR except that the amount of the monthly debt service payment considered in the calculation is the amount of the monthly debt service payment that is due in the first month following the expiration of the applicable interest-only period.
See "Description of the Mortgage Pool--Additional Mortgage Loan Information" in
this prospectus supplement.

          "Depositor" means Morgan Stanley Capital I Inc.

          "Determination Date" means, with respect to any Distribution Date, the earlier of (i) the 9th day of the month in which such Distribution Date occurs, or, if such day is not a business day, the next preceding business day, and (ii)
the 4th business day prior to the related Distribution Date.

                                     S-143

          "Discount Rate" means, for the purposes of the distribution of
Prepayment Premiums or Yield Maintenance Charges, the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

          "Distributable Certificate Interest Amount" means, in respect of any
Class of certificates for any Distribution Date, the sum of:

o    Accrued Certificate Interest in respect of such Class or Classes of certificates for such Distribution Date, reduced (to not less than zero)
     by:

               o    any Net Aggregate Prepayment Interest Shortfalls allocated to such Class or Classes for such Distribution Date; and

               o    Realized Losses and Expense Losses, in each case
                    specifically allocated with respect to such Distribution
                    Date to reduce the Distributable Certificate Interest Amount payable in respect of such Class or Classes in accordance
                    with the terms of the Pooling and Servicing Agreement; plus

o    the portion of the Distributable Certificate Interest Amount for such Class or Classes remaining unpaid as of the close of business on the preceding
     Distribution Date; plus

o    if the aggregate Certificate Balance is reduced because of a diversion of principal as a result of the reimbursement of non-recoverable Advances out of principal in accordance with the terms of the Pooling and Servicing
     Agreement, and there is a subsequent recovery of amounts applied by the master servicer as recoveries of principal, then an amount generally equal to interest at the applicable Pass-Through Rate that would have accrued and been distributable with respect to the amount that the aggregate
     Certificate Balance was so reduced, which interest will accrue from the date that the related Realized Loss is allocated through the end of the
     Interest Accrual Period related to the Distribution Date on which such amounts are subsequently recovered.

          "Distribution Account" means the distribution account maintained by the paying agent, in accordance with the Pooling and Servicing Agreement.

          "Distribution Date" means the 14th day of each month, or if any such
14th day is not a business day, on the next succeeding business day.

          "Document Defect" means that a mortgage loan is not delivered as and when required, is not properly executed or is defective on its face.

          "DOL Regulation" means the final regulation, issued by the DOL, defining the term "plan assets" which provides, generally, that when a Plan makes an equity investment in another entity, the underlying assets of that entity may be considered plan assets unless exceptions apply (29 C.F.R. Section
2510.3-101).

          "DSCR" - See "Debt Service Coverage Ratio."

          "DTC" means The Depository Trust Company.

          "Due Dates" means dates upon which the related Scheduled Payments are due under the terms of the related mortgage loans.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

          "Escrow Account" means one or more custodial accounts established and maintained by the master servicer (or the Primary Servicer on its behalf)
pursuant to the Pooling and Servicing Agreement.

                                     S-144

          "Euroclear Bank" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear system.

          "Event of Default" means, with respect to the master servicer under the Pooling and Servicing Agreement, any one of the following events:

o    any failure by the master servicer to remit to the paying agent any payment required to be remitted by the master servicer under the terms of the
     Pooling and Servicing Agreement, including any required Advances;

o    any failure by the master servicer to make a required deposit to the
     Certificate Account which continues unremedied for one business day following the date on which such deposit was first required to be made;

o    any failure on the part of the master servicer duly to observe or perform in any material respect any other of the duties, covenants or agreements on the part of the master servicer contained in the Pooling and Servicing
     Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the master servicer by the Depositor or the trustee; provided, however, that if the master servicer certifies to the trustee and the Depositor that the master servicer is in good faith attempting to remedy such failure, such cure period will be extended to the extent necessary to permit the master servicer to cure such failure;
     provided, further that such cure period may not exceed 90 days;

o    any breach of the representations and warranties of the master servicer in the Pooling and Servicing Agreement that materially and adversely affects the interest of any holder of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied shall have been given to the master servicer by the Depositor or the trustee, provided, however, that if the master servicer certifies to the trustee and the Depositor that the master servicer is in good faith attempting to remedy such breach, such cure period will be extended to the extent necessary to permit the master servicer to cure such breach; provided, further that such cure period may not exceed 90 days;

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the master servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o    the master servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the master servicer or of or relating to all or substantially all of its property;

o    the master servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o    the master servicer receives actual knowledge that Moody's has (i)
     qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that the master servicer obtained such actual knowledge), and, in the case of either clauses (i) or (ii), citing servicing concerns with the master servicer as the sole or material factor in such rating; or

o    the master servicer is removed from S&P's Select Servicer List as a U.S.
     Commercial Mortgage Master Servicer and is not reinstated within 60 days and the ratings then assigned by S&P to any class or classes of certificates are downgraded, qualified or withdrawn, including, without limitation, being placed on "negative credit watch" in connection with such removal.

                                     S-145

          "Excess Interest" means, in respect of each ARD Loan that does not repay on its Anticipated Repayment Date, the excess, if any, of interest accrued on such mortgage loan at the Revised Rate over interest accrued on such mortgage loan at the Initial Rate, together with interest thereon at the Revised Rate from the date accrued to the date such interest is payable (generally, after payment in full of the outstanding principal balance of such loan).

          "Excess Interest Sub-account" means an administrative account deemed to be a sub-account of the Distribution Account. The Excess Interest Sub-account will not be an asset of any REMIC Pool.

          "Excess Liquidation Proceeds" means the excess of (i) proceeds from the sale or liquidation of a mortgage loan or related REO Property, net of expenses over (ii) the amount that would have been received if a prepayment in full had been made with respect to such mortgage loan on the date such proceeds were received plus accrued and unpaid interest with respect to that mortgage loan and any and all expenses with respect to that mortgage loan.

          "Excess Servicing Fee" means an additional fee payable to Wells Fargo that accrues at the Excess Servicing Fee Rate, which is assignable and non-terminable.

          "Excess Servicing Fee Rate" means an amount per annum set forth in the
Pooling and Servicing Agreement which is payable each month with respect to certain mortgage loans in connection with the Excess Servicing Fee.

          "Exemptions" means the individual prohibited transaction exemptions relating to pass-through certificates and the operation of asset pool investment trusts granted by the DOL to the Underwriters, as amended.

          "Expense Losses" means, among other things:

o    any interest paid to the master servicer, special servicer or the trustee in respect of unreimbursed Advances on the mortgage loans;

o    all Special Servicer Compensation payable to the special servicer from amounts that are part of the trust;

o    other expenses of the trust, including, but not limited to, specified reimbursements and indemnification payments to the trustee, the paying agent and certain related persons, specified reimbursements and indemnification payments to the Depositor, the master servicer, the special servicer, the Primary Servicer and certain related persons, specified taxes payable from the assets of the trust, the costs and expenses of any tax audits with respect to the trust and other tax-related expenses, rating agency fees not recovered from the borrower, amounts expended on behalf of the trust to remediate an adverse environmental condition and the cost of various opinions of counsel required to be obtained in connection with the servicing of the mortgage loans and administration of the trust; and

o    any other expense of the trust not specifically included in the calculation of Realized Loss for which there is no corresponding collection from the borrower.

          "Financial Market Publishers" means TREPP, LLC and Intex Solutions,
Inc.

          "Fitch" means Fitch, Inc.

          "401(c) Regulations" means the final regulations issued by the DOL under Section 401(c) of ERISA clarifying the application of ERISA to Insurance
Company General Accounts.

          "Initial Loan Group 1 Balance" means the aggregate Cut-off Date
Balance of the mortgage loans in Loan Group 1, or $1,744,581,390.

          "Initial Loan Group 2 Balance" means the aggregate Cut-off Date
Balance of the mortgage loans in Loan Group 2, or $217,220,861.

          "Initial Pool Balance" means the aggregate Cut-off Date Balance of
$1,961,802,252.

                                     S-146

          "Initial Rate" means, with respect to any mortgage loan, the mortgage rate in effect as of the Cut-off Date for such mortgage loan.

          "Insurance Proceeds" means all amounts paid by an insurer under an insurance policy in connection with a mortgage loan, other than amounts required to be paid to the related borrower.

          "Interest Accrual Period" means, for each class of REMIC Regular
Certificates and each Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

          "Interest Only Certificates" means the Class X Certificates.

          "Interest Reserve Account" means an account that the master servicer has established and will maintain for the benefit of the holders of the certificates.

          "Interest Reserve Amount" means all amounts deposited in the Interest
Reserve Account with respect to Scheduled Payments due in any applicable January and February.

          "Interest Reserve Loan" - See "Non-30/360 Loan" below.

          "LaSalle" means LaSalle Bank National Association.

          "LaSalle Loans" means the mortgage loans that were originated by
LaSalle or its affiliates.

          "Liquidation Fee" means 1.00% of the related Liquidation Proceeds and/or any Condemnation Proceeds and Insurance Proceeds received by the trust in connection with a Specially Serviced Mortgage Loan or related REO Property (net of any expenses).

          "Liquidation Proceeds" means proceeds from the sale or liquidation
(provided that for the purposes of calculating Liquidation Fees, Liquidation
Proceeds shall not include any proceeds from a repurchase of a mortgage loan by a mortgage loan seller due to a Material Breach of a representation or warranty or Material Document Defect) of a mortgage loan or related REO Property, net of liquidation expenses.

          "Loan Group" means Loan Group 1 or Loan Group 2, as applicable.

          "Loan Group Principal Distribution Amount" means the Loan Group 1
Principal Distribution Amount or Loan Group 2 Principal Distribution Amount, as
applicable.

          "Loan Group 1" means that distinct loan group consisting of two hundred thirty-three (233) mortgage loans, representing approximately 88.9% of the Initial Pool Balance, that are secured by property types other than multifamily properties that secure forty-one (41) of the mortgage loans, mixed use properties that secure two (2) of the mortgage loans and manufactured community properties that secure three (3) of the mortgage loans.

          "Loan Group 1 Principal Distribution Amount" means, for any
Distribution Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 1.

          "Loan Group 2" means that distinct loan group consisting of forty-six
(46) mortgage loans comprised of forty-one (41) mortgage loans that are secured by multifamily properties, two (2) mortgage loans that are secured by mixed use properties and three (3) mortgage loans that are secured by manufactured housing community properties, representing approximately 78.0% of the Initial Pool
Balance of all the mortgage loans secured by multifamily and mixed use properties.

          "Loan Group 2 Principal Distribution Amount" means, for any
Distribution Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 2.

          "Lock-out Period" means the period during which voluntary principal prepayments are prohibited.

                                      S-147

          "Master Servicer Remittance Date" means, in each month, the business day preceding the Distribution Date.

          "Master Servicing Fee" means the monthly amount, based on the Master
Servicing Fee Rate, to which the master servicer is entitled in compensation for servicing the mortgage loans.

          "Master Servicing Fee Rate" means the rate per annum payable each month with respect to a mortgage loan in connection with the Master Servicing
Fee as set forth in the Pooling and Servicing Agreement.

          "Material Breach" means a breach of any of the representations and warranties that (a) materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the breach materially and adversely affects the value of the mortgage loan and (ii)
the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated
Mortgage Loan.

          "Material Document Defect" means a Document Defect that either (a)
materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the Document Defect materially and adversely affects the value of the mortgage loan and (ii) the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage
Loan.

          "Money Term" means, with respect to any mortgage loan, the stated
maturity date, mortgage rate, principal balance, amortization term or payment frequency or any provision of the mortgage loan requiring the payment of a
Prepayment Premium or Yield Maintenance Charge (but does not include late fee or default interest provisions).

          "Moody's" means Moody's Investors Service, Inc.

          "Mortgage File" means the following documents, among others:

o    the original mortgage note (or lost note affidavit), endorsed (without recourse) in blank or to the order of the trustee;

o    the original or a copy of the related mortgage(s), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    the original or a copy of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    unless the mortgage loan is registered on MERS, an assignment of each related mortgage in blank or in favor of the trustee, in recordable form;

o    unless the mortgage loan is registered on MERS, an assignment of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage) in blank or in favor of the trustee, in recordable form;

o    an original or copy of the related lender's title insurance policy (or, if a title insurance policy has not yet been issued, a binder, commitment for title insurance or a preliminary title report); and o when relevant, the related ground lease or a copy of it.

          "Mortgage Loan Purchase Agreement" means each of the agreements entered into between the Depositor and the respective mortgage loan seller, as the case may be.

                                      S-148

          "Mortgage Pool" means the two hundred seventy-nine (279) mortgage loans with an aggregate principal balance, as of the Cut-off Date, of approximately $1,961,802,252, which may vary on the Closing Date by up to 5%.

          "MSMC" means Morgan Stanley Mortgage Capital Inc.

          "MSMC Loans" means the mortgage loans that were originated or purchased by MSMC.

          "Net Aggregate Prepayment Interest Shortfall" means, for the related
Distribution Date, the aggregate of all Prepayment Interest Shortfalls incurred in respect of the mortgage loans other than Specially Serviced Mortgage Loans during any Collection Period that are neither offset by Prepayment Interest
Excesses collected on such mortgage loans during such Collection Period nor covered by a Compensating Interest Payment paid by the master servicer.

          "Net Mortgage Rate" means, in general, with respect to any mortgage loan, a per annum rate equal to the related mortgage rate (excluding any default interest or any rate increase occurring after an Anticipated Repayment Date)
minus the related Administrative Cost Rate; provided that, for purposes of calculating the Pass-Through Rate for each class of REMIC Regular Certificates from time to time, the Net Mortgage Rate for any mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan subsequent to the Closing Date. In addition, because the certificates accrue interest on the basis of a 360-day year consisting of twelve
30-day months, when calculating the Pass-Through Rate for each class of certificates for each Distribution Date, the Net Mortgage Rate on a Non-30/360
Loan will be the annualized rate at which interest would have to accrue on the basis of a 360-day year consisting of twelve 30-day months in order to result in the accrual of the aggregate amount of net interest actually accrued (exclusive of default interest or Excess Interest). However, with respect to each
Non-30/360 Loan:

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in January of each year (other than a leap year) and
     February of each year will be adjusted to take into account the applicable
     Interest Reserve Amount; and

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in March of each year will be adjusted to take into account the related withdrawal from the Interest Reserve Account for the preceding January (commencing in 2006), if applicable, and February
     (commencing in 2006).

          "Non-30/360 Loan" or "Interest Reserve Loan" means a mortgage loan that accrues interest other than on the basis of a 360-day year consisting of 12
30-day months.

          "Notional Amount" means the notional principal amount of the Class X
Certificates, which will be based upon the outstanding principal balance of the
Principal Balance Certificates outstanding from time to time.

          "OID" means original issue discount.

          "Operating Adviser" means that entity appointed by the holders of a majority of the Controlling Class which will have the right to receive notification from, and in specified cases to direct, the special servicer in regard to specified actions.

          "P&I Advance" means the amount of any Scheduled Payments or Assumed
Scheduled Payment (net of the related Master Servicing Fees, Excess Servicing
Fees, Primary Servicing Fees and other servicing fees payable from such
Scheduled Payments or Assumed Scheduled Payments), other than any Balloon
Payment, advanced on the mortgage loans that are delinquent as of the close of business on the preceding Determination Date.

          "Participants" means DTC's participating organizations.

          "Parties in Interest" means persons who have specified relationships to Plans ("parties in interest" under ERISA or "disqualified persons" under
Section 4975 of the Code).

                                      S-149

          "Pass-Through Rate" means the rate per annum at which any class of certificates (other than the Residual Certificates) accrues interest.

          "PCF" means Principal Commercial Funding, LLC.

          "PCF Loans" means the mortgage loans that were originated by PCF or its affiliates.

          "Percentage Interest" will equal, as evidenced by any certificate in the Class to which it belongs, a fraction, expressed as a percentage, the numerator of which is equal to the initial Certificate Balance or Notional
Amount, as the case may be, of such certificate as set forth on the face of the certificate, and the denominator of which is equal to the initial aggregate
Certificate Balance or Notional Amount, as the case may be, of such Class.

          "Permitted Cure Period" means, for the purposes of any Material
Document Defect or Material Breach in respect of any mortgage loan, the 90-day period immediately following the earlier of the discovery by the related mortgage loan seller or receipt by the related mortgage loan seller of notice of such Material Document Defect or Material Breach, as the case may be. However, if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period and such Document Defect or Material Breach would not cause the mortgage loan to be other than a "qualified mortgage", but the related mortgage loan seller is diligently attempting to effect such correction or cure, then the applicable
Permitted Cure Period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the mortgage loan is then a
Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in the second and fifth bullet points of the definition of Specially Serviced Mortgage Loan and (y) the
Document Defect was identified in a certification delivered to the related mortgage loan seller by the trustee in accordance with the Pooling and Servicing
Agreement.

          "Planned Principal Balance" means, for any Distribution Date, the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement.

          "Plans" means (a) employee benefit plans as defined in Section 3(3) of
ERISA that are subject to Title I of ERISA, (b) plans as defined in Section 4975 of the Code that are subject to Section 4975 of the Code, (c) any other retirement plan or employee benefit plan or arrangement subject to applicable federal, state or local law materially similar to the foregoing provisions of
ERISA and the Code, and (d) entities whose underlying assets include plan assets by reason of a plan's investment in such entities.

          "Pooling and Servicing Agreement" means the Pooling and Servicing
Agreement, dated as of November 1, 2005, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, ARCap
Servicing, Inc., as special servicer, U.S. Bank, National Association, as trustee and LaSalle Bank National Association, as paying agent and certificate registrar.

          "Prepayment Interest Excess" means, in the case of a mortgage loan in which a full or partial Principal Prepayment or a Balloon Payment is made during any Collection Period after the Due Date for such mortgage loan, the amount of interest which accrues on the amount of such Principal Prepayment or Balloon
Payment that exceeds the corresponding amount of interest accruing on the certificates. The amount of the Prepayment Interest Excess in any such case will generally equal the interest that accrues on the mortgage loan from such Due
Date to the date such payment was made, net of the Trustee Fee, the Master
Servicing Fee, the Primary Servicing Fee, the Excess Servicing Fee and, if the
related mortgage loan is a Specially Serviced Mortgage Loan, net of the Special
Servicing Fee.

          "Prepayment Interest Shortfall" means, a shortfall in the collection of a full month's interest for any Distribution Date and with respect to any mortgage loan as to which the related borrower has made a full or partial
Principal Prepayment (or a Balloon Payment) during the related Collection
Period, and the date such payment was made occurred prior to the Due Date for such mortgage loan in such Collection Period (including any shortfall resulting from such a payment during the grace period relating to such Due Date). Such a shortfall arises because the amount of interest (net of the Master Servicing
Fee, the Primary Servicing Fee, the Excess Servicing Fee and the Trustee Fee
that accrues on the amount of such Principal Prepayment or Balloon Payment will be less than the

                                      S-150

corresponding amount of interest accruing on the Certificates. In such a case, the Prepayment Interest Shortfall will generally equal the excess of:

o    the aggregate amount of interest that would have accrued at the Net
     Mortgage Rate (less the Special Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage Loan) on the Scheduled Principal Balance
     of such mortgage loan if the mortgage loan had paid on its Due Date and such Principal Prepayment or Balloon Payment had not been made, over

o    the aggregate interest that did so accrue through the date such payment was made (net of the Master Servicing Fee, the Primary Servicing Fee, the
     Excess Servicing Fee, the Special Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage Loan, and the Trustee Fee).

          "Prepayment Premium" means, with respect to any mortgage loan for any
Distribution Date, prepayment premiums and charges, if any, received during the related Collection Period in connection with Principal Prepayments on such mortgage loan.

          "Primary Servicer" means Principal Global Investors, LLC.

          "Primary Servicing Fee" means the monthly amount, based on the Primary
Servicing Fee Rate, paid as compensation for the primary servicing of the mortgage loans.

          "Primary Servicing Fee Rate" means an amount per annum set forth in the Pooling and Servicing Agreement, which is payable each month with respect to a mortgage loan in connection with the Primary Servicing Fee.

          "Principal Balance Certificates" means, upon initial issuance, the
Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3, Class A-M, Class A-J,
Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K,
Class L, Class M, Class N, Class O, Class P, Class Q and Class S Certificates.

          "Principal Distribution Amount" equals, in general, for any
Distribution Date, the aggregate of the following:

o    the principal portions of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled Payments, in each case, to the extent received or advanced, as the case may be, in respect of the mortgage loans and any REO mortgage loans for their respective Due
     Dates occurring during the related Collection Period; and

o    all payments (including Principal Prepayments and the principal portion of
     Balloon Payments) and other collections (including Liquidation Proceeds
     (other than the portion, if any, constituting Excess Liquidation Proceeds),
     Condemnation Proceeds, Insurance Proceeds and REO Income (each as defined in this prospectus supplement) and proceeds of mortgage loan repurchases)
     that were received on or in respect of the mortgage loans during the related Collection Period and that were identified and applied by the master servicer as recoveries of principal.

          The following amounts shall reduce the Principal Distribution Amount
(and, in each case, will be allocated first to the Loan Group Principal
Distribution Amount applicable to the related mortgage loan, and then to the other Loan Group Principal Distribution Amount) to the extent applicable:

o    if any advances previously made in respect of any mortgage loan that becomes the subject of a workout are not fully repaid at the time of that workout, then those advances (and advance interest thereon) are reimbursable from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date, and the Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections during that collection period
     (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered on the related mortgage loan, such recoveries will increase the Principal

                                      S-151

     Distribution Amount (and will be allocated first to such other Loan Group
     Principal Distribution Amount, and then to the Loan Group Principal
     Distribution Amount applicable to the related mortgage loan) for the distribution date following the collection period in which the subsequent recovery occurs); and

o    if any advance previously made in respect of any mortgage loan is determined to be nonrecoverable, then that advance (unless the applicable party entitled to the reimbursement elects to defer all or a portion of the reimbursement as described in this prospectus supplement) will be reimbursable (with advance interest thereon) first from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date (prior to reimbursement from other collections) and the Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections on the mortgage pool during that collection period (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered (notwithstanding the nonrecoverability determination) on the related mortgage loan, such recovery will increase the Principal Distribution Amount (and will be allocated first to such other Loan Group Principal Distribution Amount, and then to the Loan Group
     Principal Distribution Amount applicable to the related mortgage loan) for the distribution date following the collection period in which the subsequent recovery occurs).

          So long as both the Class A-3 and Class A-1A Certificates remain outstanding, the Principal Distribution Amount for each Distribution Date will be calculated on a loan group-by-loan group basis. On each Distribution Date after the Certificate Balance of either the Class A-3 or Class A-1A Certificates has been reduced to zero, a single Principal Distribution Amount will be calculated in the aggregate for both loan groups.

          "Principal Prepayments" means any voluntary or involuntary payment or collection of principal on a Mortgage Loan which is received or recovered in advance of its scheduled Due Date and applied to reduce the Principal Balance of the Mortgage Loan in advance of its scheduled Due Date.

          "PTCE" means a DOL Prohibited Transaction Class Exemption.

          "Purchase Price" means that amount at least equal to the unpaid principal balance of such mortgage loan, together with accrued but unpaid interest thereon to but not including the Due Date in the Collection Period in which the purchase or liquidation occurs and the amount of any expenses related to such mortgage loan or REO Property (including any unreimbursed Servicing
Advances, Advance Interest related to such mortgage loan, and also includes the amount of any Servicing Advances (and interest thereon) that were reimbursed from principal collections on the Mortgage Pool and not subsequently recovered from the related mortgagor), and any Special Servicing Fees and Liquidation Fees
paid with respect to the mortgage loan that are reimbursable to the master servicer, the special servicer or the trustee, plus if such mortgage loan is being repurchased or substituted for by a mortgage loan seller pursuant to the related Mortgage Loan Purchase Agreement, all expenses reasonably incurred or to be incurred by the Primary Servicer, the master servicer, the special servicer, the Depositor or the trustee in respect of the Material Breach or Material
Document Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included above).

          "Qualifying Substitute Mortgage Loan" means a mortgage loan having the characteristics required in the Pooling and Servicing Agreement and otherwise satisfying the conditions set forth therein and for which the Rating Agencies have confirmed in writing that such mortgage loan would not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

          "Rated Final Distribution Date" means the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term.

          "Rating Agencies" means Moody's and S&P.

          "Realized Losses" means losses arising from the inability of the trustee, master servicer or the special servicer to collect all amounts due and owing under any defaulted mortgage loan, including by reason of any modifications to the terms of a mortgage loan, bankruptcy of the related borrower or a casualty of any nature at the

                                      S-152

related mortgaged property, to the extent not covered by insurance. The Realized
Loss, if any, in respect of a liquidated mortgage loan or related REO Property, will generally equal the excess, if any, of:

o    the outstanding principal balance of such mortgage loan as of the date of liquidation, together with all accrued and unpaid interest thereon at the related mortgage rate, over

o    the aggregate amount of Liquidation Proceeds, if any, recovered in connection with such liquidation, net of any portion of such liquidation proceeds that is payable or reimbursable in respect of related liquidation and other servicing expenses to the extent not already included in Expense
     Losses.

          If the mortgage rate on any mortgage loan is reduced or a portion of the debt due under any mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the resulting reduction in interest paid and the principal amount so forgiven, as the case may be, also will be treated as a Realized Loss. Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections of principal that would otherwise be included in the Principal Distribution Amount for the related distribution date, will generally create a deficit (or increase an otherwise-existing deficit) between the aggregate principal balance of the mortgage pool and the total principal balance of the certificates on the succeeding Distribution Date. The related reimbursements and payments made during any collection period will therefore result in the allocation of those amounts as Realized Losses (in reverse sequential order in accordance with the loss allocation rules described in this prospectus supplement) to reduce principal balances of the Principal Balance Certificates on the distribution date for that collection period.

          "Record Date" means, with respect to each class of offered certificates for each Distribution Date, the last business day of the calendar month immediately preceding the month in which such Distribution Date occurs.

          "Rehabilitated Mortgage Loan" means a Specially Serviced Mortgage Loan for which (a) three consecutive Scheduled Payments have been made, in the case of any such mortgage loan that was modified, based on the modified terms, or a complete defeasance shall have occurred, (b) no other Servicing Transfer Event has occurred and is continuing with respect to such mortgage loan and (c) the trust has been reimbursed for all costs incurred as a result of the occurrence of the Servicing Transfer Event or such amounts have been forgiven.

          "REMIC" means a "real estate mortgage investment conduit," within the meaning of Section 860D(a) of the Code.

          "REMIC Regular Certificates" means the Senior Certificates and the
Subordinate Certificates.

          "REO Income" means the income received in connection with the operation of an REO Property, net of certain expenses specified in the Pooling and Servicing Agreement.

          "REO Property" means any mortgaged property acquired on behalf of the
Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise.

          "REO Tax" means a tax on "net income from foreclosure property" within the meaning of the REMIC provisions of the Code.

          "Reserve Account" means an account in the name of the paying agent for the deposit of any Excess Liquidation Proceeds.

          "Residual Certificates" means the Class R-I Certificates, the Class
R-II Certificates and the Class R-III Certificates.

          "Revised Rate" means, with respect to any mortgage loan, a fixed rate per annum equal to the Initial Rate plus a specified percentage.

                                      S-153

          "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

          "Scheduled Payment" means, in general, for any mortgage loan on any
Due Date, the amount of the scheduled payment of principal and interest, or interest only, due thereon on such date, taking into account any waiver, modification or amendment of the terms of such mortgage loan subsequent to the
Closing Date, whether agreed to by the special servicer or occurring in connection with a bankruptcy proceeding involving the related borrower.

          "Scheduled Principal Balance" means, in respect of any mortgage loan or REO mortgage loan on any Distribution Date will generally equal its Cut-off
Date Balance, as defined above (less any principal amortization occurring on or prior to the Cut-off Date), reduced, to not less than zero, by:

o    any payments or other collections of principal, or Advances in lieu of such payments or collections, on such mortgage loan that have been collected or received during any preceding Collection Period, other than any Scheduled
     Payments due in any subsequent Collection Period; and

o    the principal portion of any Realized Loss and Expense Loss incurred in respect of such mortgage loan during any preceding Collection Period.

          "Senior Certificates" means the Class A Senior Certificates and the
Class X Certificates.

          "Servicing Advances" means, in general, customary, reasonable and necessary "out-of-pocket" costs and expenses required to be incurred by the master servicer in connection with the servicing of a mortgage loan after a default, whether or not a payment default, delinquency or other unanticipated event, or in connection with the administration of any REO Property.

          "Servicing Standard" means with respect to the master servicer or the special servicer, as the case may be, to service and administer the mortgage loans that it is obligated to service and administer pursuant to the Pooling and
Servicing Agreement on behalf of the trustee and in the best interests of and for the benefit of the Certificateholders as a collective whole (as determined by the master servicer or the special servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement and the terms of the respective mortgage loans and any related intercreditor or co-lender agreement and, to the extent consistent with the foregoing, further as follows:

o    with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO Property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible under the Pooling and Servicing Agreement;

o    with a view to the timely collection of all scheduled payments of principal and interest under the mortgage loans, if a mortgage loan comes into and continues in default and if, in the good faith and reasonable judgment of the special servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery of principal and interest on such mortgage loan to the Certificateholders (as a collective whole) on a net present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the rate determined by the special servicer but in any event not less than the related Net Mortgage Rate, in the case of the mortgage loans; and without regard to:

          i.   any other relationship that the master servicer or the special servicer, as the case may be, or any of their affiliates may have with the related borrower;

          ii.  the ownership of any certificate or any interest in any mezzanine loan related to a mortgage loan by the master servicer or the special servicer, as the case may be, or any of their affiliates;

          iii. the master servicer's obligation to make Advances;

                                      S-154

          iv.  the right of the master servicer (or any of their affiliates) or the special servicer, as the case may be, to receive
               reimbursement of costs, or the sufficiency of any compensation payable to it, under the Pooling and Servicing Agreement or with respect to any particular transaction; and

          v.   any obligation of the master servicer (or any of its affiliates)
               to repurchase any mortgage loan from the trust.

          "Servicing Transfer Event" means an instance where an event has occurred that has caused a mortgage loan to become a Specially Serviced Mortgage
Loan.

          "Specially Serviced Mortgage Loan" means the following:

o    any mortgage loan as to which a Balloon Payment is past due, and the master servicer has determined that payment is unlikely to be made on or before the 60th day succeeding the date the Balloon Payment was due, or any other payment is more than 60 days past due or has not been made on or before the second Due Date following the date such payment was due;

o    any mortgage loan as to which, to the master servicer's knowledge, the borrower has consented to the appointment of a receiver or conservator in any insolvency or similar proceeding of or relating to such borrower or to all or substantially all of its property, or the borrower has become the subject of a decree or order issued under a bankruptcy, insolvency or similar law and such decree or order shall have remained undischarged or unstayed for a period of 30 days;

o    any mortgage loan as to which the master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged property;

o    any mortgage loan as to which the master servicer has knowledge of a default (other than a failure by the related borrower to pay principal or interest) which, in the judgment of the master servicer, materially and adversely affects the interests of the Certificateholders and which has occurred and remains unremedied for the applicable grace period specified in such mortgage loan (or, if no grace period is specified, 60 days);

o    any mortgage loan as to which the borrower admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations; or

o    any mortgage loan as to which, in the judgment of the master servicer, (a)
     a payment default is imminent or is likely to occur within 60 days, or (b)
     any other default is imminent or is likely to occur within 60 days and such default, in the judgment of the master servicer is reasonably likely to materially and adversely affect the interests of the Certificateholders.

          "Special Servicer Compensation" means such fees payable to the special servicer, collectively, including the Special Servicing Fee, the Workout Fee and the Liquidation Fee.

          "Special Servicer Event of Default" means, with respect to the special servicer under the Pooling and Servicing Agreement, any one of the following events:

o    any failure by the special servicer to remit to the paying agent or the master servicer within one business day of the date when due any amount required to be so remitted under the terms of the Pooling and Servicing
     Agreement;

o    any failure by the special servicer to deposit into any account any amount required to be so deposited or remitted under the terms of the Pooling and
     Servicing Agreement which failure continues unremedied for one business day following the date on which such deposit or remittance was first required to be made;

                                      S-155

o    any failure on the part of the special servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the special servicer contained in the Pooling and Servicing
     Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee; provided, however, that to the extent that the special servicer certifies to the trustee and the Depositor that the special servicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period will be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o    any breach by the special servicer of the representations and warranties contained in the Pooling and Servicing Agreement that materially and adversely affects the interests of the holders of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee, provided, however, that to the extent that the special servicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the special servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o    the special servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the special servicer or of or relating to all or substantially all of its property;

o    the special servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o    the special servicer is no longer listed on S&P's select Servicer List as a
     U.S. Commercial Mortgage Special Servicer and is not reinstated within 60 days and the rating then assigned by S&P to any class or classes of certificates are downgraded, qualified or withdrawn, including, without limitation, being placed on "negative credit watch" in connection with such removal; or

o    the servicing officer of the special servicer receives actual knowledge that Moody's has (i) qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that a servicing officer of the special servicer obtained such actual knowledge), and, in the case of either (i) or (ii), citing servicing concerns with the special servicer as the sole and material factor in such rating action.

          "Special Servicing Fee" means an amount equal to, in any month, the portion of a rate equal to 0.25% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each
Specially Serviced Mortgage Loan for such month, of the outstanding Scheduled
Principal Balance of each Specially Serviced Mortgage Loan.

          "Structuring Assumptions" means the following assumptions:

o    the mortgage rate as of the Closing Date on each mortgage loan remains in effect until maturity or its Anticipated Repayment Date;

                                      S-156

o    the initial Certificate Balances and initial Pass-Through Rates of the certificates are as presented in this prospectus supplement;

o    the closing date for the sale of the certificates is November 30, 2005;

o    distributions on the certificates are made on the 14th day of each month, commencing in December 2005;

o    there are no delinquencies, defaults or Realized Losses with respect to the mortgage loans;

o    Scheduled Payments on the mortgage loans are timely received on the first day of each month;

o    the trust does not experience any Expense Losses;

o    no Principal Prepayment on any mortgage loan is made during its Lock-out
     Period, if any, or during any period when Principal Prepayments on such mortgage loans are required to be accompanied by a Yield Maintenance
     Charge, Prepayment Premium or a defeasance requirement, and otherwise
     Principal Prepayments are made on the mortgage loans at the indicated
     levels of CPR, notwithstanding any limitations in the mortgage loans on partial prepayments;

o    no Prepayment Interest Shortfalls occur;

o    no mortgage loan exercises its partial release option;

o    no amounts that would otherwise be payable to Certificateholders as principal are paid to the master servicer, the special servicer or the trustee as reimbursements of any nonrecoverable advances, unreimbursed advances outstanding as of the date of modification of any mortgage loan and any related interest on such advances;

o    no mortgage loan is the subject of a repurchase or substitution by any party and no optional termination of the trust occurs;

o    each ARD Loan pays in full on its Anticipated Repayment Date;

o    the mortgage loans that have their first payment in January 2005 pay interest only during the first Interest Accrual Period relating to the
     Distribution Date in December 2005 and was assumed to have one additional month of lock-out; and

o    any mortgage loan with the ability to choose defeasance or yield maintenance chooses yield maintenance.

          "Subordinate Certificates" means the Class A-M, Class A-J, Class B,
Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L,
Class M, Class N, Class O, Class P, Class Q and Class S Certificates.

          "Treasury Rate" unless a different term methodology or source is otherwise specified in the related mortgage loan document, is the yield calculated by the linear interpolation of the yields, as reported in Federal
Reserve Statistical Release H.15-Selected Interest Rates under the heading "U.S.
government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S. Treasury constant maturities with a maturity date, one longer and one shorter, most nearly approximating the maturity date (or Anticipated Repayment Date, if applicable)
of the mortgage loan prepaid. If Release H.15 is no longer published, the master servicer will select a comparable publication to determine the Treasury Rate.

          "Trustee Fee" means a monthly fee as set forth in the Pooling and
Servicing Agreement to be paid from the Distribution Account to the trustee and the paying agent as compensation for the performance of their duties.

          "UCF" - See "Underwritable Cash Flow."

                                      S-157

          "UCMFI" means Union Central Mortgage Funding, Inc.

          "UCMFI Loans" means the mortgage loans that were originated by UCMFI or its affiliates.

          "Underwritable Cash Flow" or "UCF" means an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a mortgaged property, consisting primarily of rental income, less the sum of (a) estimated stabilized operating expenses (such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses, such as insurance, real estate taxes and, if applicable, ground lease payments, and (c) reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritable Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization.

          "Underwriters" means Morgan Stanley & Co. Incorporated, LaSalle
Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill Lynch,
Pierce, Fenner & Smith Incorporated.

          "Underwriting Agreement" means that agreement, dated the date of this prospectus supplement, entered into by the Depositor and the Underwriters.

          "Unpaid Interest" means, on any distribution date with respect to any class of interests or certificates (other than the Residual Certificates), the portion of Distributable Certificate Interest Amount for such class remaining unpaid as of the close of business on the preceding Distribution Date.

          "WAC" - See "Weighted Average Net Mortgage Rate."

          "Weighted Average Net Mortgage Rate" or "WAC" means, for any
Distribution Date, the weighted average of the Net Mortgage Rates for the mortgage loans (in the case of each mortgage loan that is a Non-30/360 Loan, adjusted as described under the definition of Net Mortgage Rate), weighted on the basis of their respective Scheduled Principal Balances as of the close of business on the preceding Distribution Date.

          "Wells Fargo" means Wells Fargo Bank, National Association.

          "Workout Fee" means that fee, payable with respect to any
Rehabilitated Mortgage Loan, equal to 1.00% of the amount of each collection of interest (other than default interest and any Excess Interest) and principal received (including any Condemnation Proceeds received and applied as a collection of such interest and principal) on such mortgage loan for so long as it remains a Rehabilitated Mortgage Loan.

          "Yield Maintenance Charge" means, with respect to any Distribution
Date, the aggregate of all yield maintenance charges, if any, received during the related Collection Period in connection with Principal Prepayments. The method of calculation of any Prepayment Premium or Yield Maintenance Charge will vary for any mortgage loan as presented in "Appendix II - Certain
Characteristics of the Mortgage Loans."

                                      S-158

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

MORTGAGE LOAN SELLERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                        PERCENT BY                                     WEIGHTED   WEIGHTED
                                            AGGREGATE    AGGREGATE  WEIGHTED     WEIGHTED               AVERAGE    AVERAGE WEIGHTED
                             NUMBER OF        CUT-OFF      CUT-OFF   AVERAGE      AVERAGE   WEIGHTED    POST IO    CUT-OFF  AVERAGE
                              MORTGAGE           DATE         DATE  MORTGAGE    REMAINING    AVERAGE     PERIOD       DATE  BALLOON
LOAN SELLER                      LOANS    BALANCE ($)  BALANCE (%)  RATE (%)  TERM (MOS.)   DSCR (X)   DSCR (X)    LTV (%)  LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage
   Capital Inc.                   121   1,078,063,353        55.0     5.197        113         1.53        1.44       73.1     63.9
LaSalle Bank National
   Association                    135     738,133,746        37.6     5.283        114         1.59        1.46       71.0     61.4
Principal Commercial
   Funding, LLC                    10     121,703,123         6.2     5.339        112         1.60        1.48       67.5     59.0
Union Central Mortgage
   Funding                         13      23,902,031         1.2     5.672        177         1.31        1.31       60.6     19.1
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            279  $1,961,802,252      100.0%    5.244%        114        1.55X       1.45X      71.8%    62.1%
===================================================================================================================================

CUT-OFF DATE BALANCES
------------------------------------------------------------------------------------------------------------------------------------
                                                        PERCENT BY                                     WEIGHTED   WEIGHTED
                                            AGGREGATE    AGGREGATE  WEIGHTED     WEIGHTED               AVERAGE    AVERAGE WEIGHTED
                             NUMBER OF        CUT-OFF      CUT-OFF   AVERAGE      AVERAGE   WEIGHTED    POST IO    CUT-OFF  AVERAGE
                              MORTGAGE           DATE         DATE  MORTGAGE    REMAINING    AVERAGE     PERIOD       DATE  BALLOON
CUT-OFF DATE BALANCE ($)         LOANS    BALANCE ($)  BALANCE (%)  RATE (%)  TERM (MOS.)   DSCR (X)   DSCR (X)    LTV (%)  LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1 - 1,000,000                        6      5,448,911         0.3      5.337       124         1.90        1.90       54.3     39.4
1,000,001 - 2,000,000               53     78,614,464         4.0      5.490       125         1.51        1.48       65.3     48.5
2,000,001 - 3,000,000               45    111,227,344         5.7      5.417       122         1.45        1.38       71.4     55.8
3,000,001 - 4,000,000               32    112,728,249         5.7      5.368       119         1.45        1.39       74.1     60.0
4,000,001 - 5,000,000               31    144,036,362         7.3      5.318       117         1.54        1.47       69.8     57.7
5,000,001 - 6,000,000               28    154,061,641         7.9      5.335       118         1.49        1.41       72.8     60.9
6,000,001 - 7,000,000               18    119,349,714         6.1      5.295       116         1.51        1.41       71.8     60.3
7,000,001 - 8,000,000                5     36,311,657         1.9      5.310       118         1.44        1.36       74.1     60.1
8,000,001 - 9,000,000                7     62,297,935         3.2      5.239       113         1.72        1.54       69.5     58.5
9,000,001 - 10,000,000              10     96,734,669         4.9      5.191       113         1.51        1.32       73.7     64.0
10,000,001 - 15,000,000             19    220,809,515        11.3      5.162       111         1.50        1.38       74.5     64.8
15,000,001 - 20,000,000              8    138,733,674         7.1      5.234       114         1.59        1.38       72.7     63.7
20,000,001 - 30,000,000             11    270,248,119        13.8      5.146       119         1.47        1.34       72.8     62.1
30,000,001 >=                        6    411,200,000        21.0      5.159       104         1.72        1.63       70.5     68.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             279 $1,961,802,252       100.0%     5.244%      114         1.55X       1.45X      71.8%    62.1%
====================================================================================================================================

Minimum: $497,855
Maximum: $141,000,000
Weighted Average: $7,031,549

                                      I-1

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

STATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED   WEIGHTED
                                                       PERCENT BY  WEIGHTED    WEIGHTED                AVERAGE    AVERAGE WEIGHTED
                            NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED      POST IO    CUT-OFF  AVERAGE
                            MORTGAGED  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE       PERIOD       DATE  BALLOON
STATE                      PROPERTIES    BALANCE ($)  BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X)     DSCR (X)    LTV (%)  LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

California                        52    450,646,041         23.0      5.150         112      1.58         1.52       69.7     60.5
California - Southern             44    320,652,390         16.3      5.131         118      1.39         1.32       72.3     60.8
California - Northern              8    129,993,651          6.6      5.196         100      2.03         1.99       63.3     59.8
New York                          12    191,776,388          9.8      5.279         117      1.33         1.31       74.2     71.1
Florida                           25    140,702,416          7.2      5.186         112      1.62         1.52       69.9     60.0
New Jersey                         5     84,292,783          4.3      5.195         101      1.76         1.55       73.6     67.5
Georgia                           17     83,375,534          4.2      5.397         118      1.54         1.49       70.7     58.2
Virginia                           7     79,068,799          4.0      5.392         126      1.41         1.26       71.2     58.3
Michigan                          13     58,417,228          3.0      5.155         115      1.72         1.51       70.5     60.5
Arizona                           15     55,092,219          2.8      5.327         105      1.68         1.57       66.3     59.2
Illinois                          16     51,675,096          2.6      5.261         100      1.53         1.51       67.7     55.0
Nevada                            10     50,036,538          2.6      5.202         115      1.45         1.28       75.0     65.0
Indiana                           12     49,389,324          2.5      5.320         116      1.46         1.34       78.8     67.1
North Carolina                    12     47,734,003          2.4      5.380         114      1.49         1.43       73.5     60.7
Oregon                             6     46,259,378          2.4      5.135         121      1.58         1.29       75.4     65.9
Pennsylvania                      12     46,084,160          2.3      5.264         117      1.44         1.35       74.7     62.3
Wisconsin                          9     45,658,472          2.3      5.267         114      1.58         1.48       72.1     60.1
Washington                         4     45,386,144          2.3      5.036         117      1.47         1.27       72.9     62.2
Connecticut                        7     44,716,014          2.3      5.130         115      1.48         1.27       77.9     69.2
Missouri                           5     44,418,491          2.3      5.334         113      1.64         1.51       70.0     60.2
Texas                             10     39,141,460          2.0      5.148         115      1.72         1.48       76.0     68.3
South Carolina                    10     37,333,376          1.9      5.430         118      1.69         1.50       68.9     57.2
Tennessee                         10     36,494,077          1.9      5.585         119      1.43         1.31       75.7     64.3
Delaware                           2     33,241,627          1.7      5.539         120      1.57         1.57       62.8     50.4
Colorado                           8     29,885,822          1.5      5.266         116      1.59         1.38       69.7     59.2
Nebraska                           4     28,577,204          1.5      5.229          96      1.80         1.55       74.2     65.7
Maryland                           6     27,785,717          1.4      5.204         128      1.72         1.57       71.0     55.8
Ohio                               9     23,632,905          1.2      5.151         115      1.54         1.42       75.8     65.4
Minnesota                          3     14,287,815          0.7      5.175          86      1.88         1.63       70.2     63.8
Mississippi                        2     11,363,670          0.6      5.490         119      1.28         1.28       79.0     65.6
Arkansas                           2     10,377,226          0.5      5.250         134      1.67         1.67       72.0     51.7
Alabama                            4      9,496,302          0.5      5.258         111      1.57         1.57       70.5     60.7
Louisiana                          6      8,809,797          0.4      5.325         110      1.49         1.49       74.9     62.5
Kansas                             3      7,930,204          0.4      5.269         127      1.64         1.40       78.3     59.8
New Hampshire                      2      4,828,083          0.2      5.330         117      1.21         1.21       79.1     60.4
Kentucky                           2      4,214,122          0.2      5.356         118      1.28         1.28       77.4     63.0
Idaho                              1      4,063,334          0.2      5.350         116      1.31         1.31       73.9     61.8
Iowa                               1      3,732,994          0.2      5.349         238      1.20         1.20       77.8      2.0
New Mexico                         1      3,537,980          0.2      5.500         116      1.56         1.56       70.8     59.5
Oklahoma                           1      3,450,000          0.2      5.390         114      1.71         1.71       78.4     78.4
Massachusetts                      1      2,495,075          0.1      5.665         118      1.61         1.61       66.5     56.1
Utah                               1      2,394,439          0.1      4.900         118      1.34         1.34       79.8     65.7
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           328 $1,961,802,252        100.0%     5.244%        114      1.55X        1.45X      71.8%    62.1%
===================================================================================================================================

                                      I-2

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

PROPERTY TYPES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED   WEIGHTED
                                                       PERCENT BY  WEIGHTED    WEIGHTED                AVERAGE    AVERAGE WEIGHTED
                            NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED      POST IO    CUT-OFF  AVERAGE
                            MORTGAGED  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE       PERIOD       DATE  BALLOON
PROPERTY TYPES             PROPERTIES    BALANCE ($)  BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X)     DSCR (X)    LTV (%)  LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Hospitality
   Limited Service                21     141,770,932         7.2    5.307         107        1.73        1.66       68.7    56.3
   Full Service                    6      63,691,470         3.2    5.436         119        1.74        1.67       62.2    49.2
-----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                   27    $205,462,402       10.5%   5.347%         110       1.73X       1.66X      66.6%   54.1%
   Industrial
   Flex Industrial                12      52,779,774         2.7    5.178         114        1.53        1.35       72.9    63.8
   Light Industrial                6      22,113,016         1.1    5.264         116        1.36        1.33       74.1    61.3
   Warehouse                       3       6,590,027         0.3    5.790         181        1.23        1.23       74.0    18.6
-----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                   21     $81,482,817        4.2%   5.251%         120       1.46X       1.34X      73.3%   59.5%
Manufactured Housing
   Manufactured Housing            9      24,619,028         1.3    5.347         118        1.51        1.51       69.0    56.9
-----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                    9     $24,619,028        1.3%   5.347%         118       1.51X       1.51X      69.0%   56.9%
                             ------------------------------------------------------------------------------------------------------
Mixed Use
   Multifamily/Office              3      14,495,640         0.7    5.868         111        1.32        1.32       67.5    57.6
   Office/Retail                   1       1,876,366         0.1    5.600         108        1.29        1.29       78.5    66.7
   Multifamily/Retail              1       9,717,000         0.5    4.940         117        1.32        1.32       72.0    59.4
-----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                    5     $26,089,006        1.3%   5.503%         113       1.32X       1.32X      70.0%   58.9%
                             ------------------------------------------------------------------------------------------------------
Multifamily
   Garden                         37     165,423,178         8.4    5.295         117        1.48        1.33       75.9    65.3
   Low-Rise                        7      30,049,040         1.5    5.054         117        1.52        1.32       73.1    66.5
   Mid-Rise                        2      15,500,000         0.8    5.178         118        1.53        1.22       77.7    68.6
   Student Housing                 2      10,691,394         0.5    5.172         116        1.53        1.25       79.3    68.7
   Townhouse                       3       6,072,917         0.3    5.224          89        1.58        1.34       73.4    64.8
-----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                   51    $227,736,529       11.6%   5.247%         116       1.50X       1.32X      75.8%   65.9%
                             ------------------------------------------------------------------------------------------------------
Office
   Medical                        36     315,600,939        16.1    5.317         117        1.52        1.31       72.7    63.2
   Suburban                        7     246,569,954        12.6    5.127         117        1.31        1.31       76.0    70.4
   Urban                           5      33,658,628         1.7    5.043         117        1.48        1.26       77.9    66.1
-----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                   48    $595,829,521       30.4%   5.223%         117       1.43X       1.30X      74.4%   66.4%
                             ------------------------------------------------------------------------------------------------------
Other
   Leased Fee                      1      13,700,000         0.7    4.750          60        2.31        2.31       58.5    58.5
-----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                    1     $13,700,000        0.7%   4.750%          60       2.31X       2.31X      58.5%   58.5%
                             ------------------------------------------------------------------------------------------------------
Retail
   Anchored                       27     320,935,503        16.4    5.199         111        1.71        1.58       69.9    61.9
   Free Standing                  47     179,088,001         9.1    5.259         118        1.45        1.36       73.5    60.7
   Shadow Anchored                17      74,360,407         3.8    5.260         125        1.35        1.28       75.2    60.3
   Unanchored                     13      52,343,820         2.7    5.417         111        1.30        1.28       73.4    61.3
-----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                  104    $626,727,731       31.9%   5.242%         115       1.56X       1.46X      71.8%   61.3%
                             ------------------------------------------------------------------------------------------------------
Self Storage
   Self Storage                   62     160,155,218         8.2    5.175         104        1.85        1.83       64.4    57.2
-----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                   62    $160,155,218        8.2%   5.175%         104       1.85X       1.83X      64.4%   57.2%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           328  $1,961,802,252      100.0%   5.244%         114       1.55X       1.45X      71.8%   62.1%
===================================================================================================================================

                                      I-3

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

Mortgage Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED   WEIGHTED
                                                       PERCENT BY   WEIGHTED    WEIGHTED               AVERAGE    AVERAGE WEIGHTED
                          NUMBER OF       AGGREGATE     AGGREGATE    AVERAGE     AVERAGE   WEIGHTED    POST IO    CUT-OFF  AVERAGE
                           MORTGAGE    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING    AVERAGE     PERIOD       DATE  BALLOON
MORTGAGE RATE (%)             LOANS     BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)   DSCR (X)   DSCR (X)    LTV (%)  LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 5.000                         25     386,851,633          19.7      4.969         102       1.82       1.74       68.7     61.9
5.001 - 5.500                   187   1,324,308,943          67.5      5.238         116       1.49       1.36       73.4     63.7
5.501 - 6.000                    62     233,117,448          11.9      5.665         123       1.49       1.43       67.9     53.8
6.001 - 6.500                     5      17,524,228           0.9      6.147         134       1.38       1.38       74.9     53.4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          279  $1,961,802,252        100.0%     5.244%         114      1.55X      1.45X      71.8%    62.1%
===================================================================================================================================

Minimum: 4.750%
Maximum: 6.340%
Weighted Average: 5.244%

SEASONING
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                    PERCENT BY   WEIGHTED    WEIGHTED                  AVERAGE   AVERAGE  WEIGHTED
                                        AGGREGATE    AGGREGATE    AVERAGE     AVERAGE   WEIGHTED       POST IO   CUT-OFF   AVERAGE
                        NUMBER OF    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING    AVERAGE        PERIOD      DATE   BALLOON
SEASONING          MORTGAGE LOANS      BALANCE ($)  BALANCE (%)   RATE (%) TERM (MOS.)   DSCR (X)     DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

= 0                            23     182,645,000          9.3      5.411         119       1.44         1.41       68.9      56.6
1 - 5                         248   1,691,483,464         86.2      5.212         114       1.56         1.46       72.0      62.4
6 - 11                          7      85,797,422          4.4      5.511         108       1.56         1.35       75.0      67.3
12-23                           1       1,876,366          0.1      5.600         108       1.29         1.29       78.5      66.7
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        279  $1,961,802,252       100.0%     5.244%         114      1.55X        1.45X      71.8%     62.1%
===================================================================================================================================

Minimum: 0 mos.
Maximum: 12 mos.
Weighted Average: 2 mos.

                                      I-4

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

ORIGINAL TERMS TO STATED MATURITY
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY   WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                             NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
ORIGINAL TERM TO STATED       MORTGAGE   CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                  LOANS    BALANCE ($)  BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)    LTV (%)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------------

<= 60                                4     28,547,218          1.5      5.031          58      1.74      1.72      68.3     65.7
61 - 84                             12    214,852,346         11.0      5.093          81      2.16      2.09      63.6     61.8
85 - 120                           250  1,688,804,910         86.1      5.259         118      1.48      1.36      73.1     63.0
121 - 180                            8     16,298,097          0.8      5.655         178      1.32      1.32      59.9     14.5
181 - 240                            5     13,299,680          0.7      5.660         239      1.30      1.30      65.3      0.9
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             279 $1,961,802,252       100.0%     5.244%         114     1.55X     1.45X     71.8%    62.1%
=================================================================================================================================

Minimum: 60 mos.
Maximum: 240 mos.
Weighted Average: 116 mos.

REMAINING TERMS TO STATED MATURITY
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                          PERCENT BY   WEIGHTED    WEIGHTED            AVERAGE   AVERAGE  WEIGHTED
                               NUMBER OF      AGGREGATE    AGGREGATE    AVERAGE     AVERAGE WEIGHTED   POST IO   CUT-OFF   AVERAGE
REMAINING TERM TO STATED        MORTGAGE   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING  AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                    LOANS    BALANCE ($)  BALANCE (%)   RATE (%) TERM (MOS.) DSCR (X)  DSCR (X)   LTV (%)  LTV (%)
---------------------------------------------------------------------------------------------------------------------------------

<= 60                                  4     28,547,218          1.5      5.031          58     1.74      1.72      68.3      65.7
61 - 84                               12    214,852,346         11.0      5.093          81     2.16      2.09      63.6      61.8
85 - 120                             250  1,688,804,910         86.1      5.259         118     1.48      1.36      73.1      63.0
121 - 180                              8     16,298,097          0.8      5.655         178     1.32      1.32      59.9      14.5
181 - 240                              5     13,299,680          0.7      5.660         239     1.30      1.30      65.3       0.9
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               279  $1,961,802,252       100.0%    5.244%         114    1.55X     1.45X     71.8%     62.1%
=================================================================================================================================

Minimum: 55 mos.
Maximum: 240 mos.
Weighted Average: 114 mos.

                                      I-5

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

ORIGINAL AMORTIZATION TERMS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED    WEIGHTED
                                                       PERCENT BY   WEIGHTED    WEIGHTED              AVERAGE     AVERAGE WEIGHTED
                           NUMBER OF       AGGREGATE    AGGREGATE    AVERAGE     AVERAGE  WEIGHTED    POST IO     CUT-OFF  AVERAGE
ORIGINAL AMORTIZATION       MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE     PERIOD        DATE  BALLOON
TERM (MOS.)                    LOANS     BALANCE ($)  BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X)   DSCR (X)     LTV (%)  LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Balloon Loans
Interest Only                      7     319,950,000         16.3      5.077          98      1.81       1.81        68.2     68.2
181 - 240                          6       8,035,285          0.4      5.682         119      1.35       1.35        66.0     42.2
241 - 300                         49     188,006,458          9.6      5.394         120      1.61       1.59        65.4     49.7
301 - 360                        205   1,421,048,486         72.4      5.253         115      1.49       1.35        73.7     63.6
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                        267  $1,937,040,230        98.7%     5.240%         113     1.56X      1.45X       72.0%    62.9%

Fully Amortizing Loans
61 - 120                           1       1,139,531          0.1      5.250         119      1.40       1.40        27.8      0.5
121 - 180                          6      10,322,811          0.5      5.538         179      1.32       1.32        57.9      0.9
181 - 240                          5      13,299,680          0.7      5.660         239      1.30       1.30        65.3      0.9
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                         12     $24,762,022         1.3%     5.590%         208     1.31X      1.31X       60.5%     0.9%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           279  $1,961,802,252       100.0%     5.244%         114     1.55X      1.45X       71.8%    62.1%
===================================================================================================================================

Minimum: 120 mos.
Maximum: 360 mos.
Weighted Average: 349 mos.

REMAINING AMORTIZATION TERMS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        WEIGHTED  WEIGHTED
                                                           PERCENT BY  WEIGHTED    WEIGHTED              AVERAGE   AVERAGE WEIGHTED
                               NUMBER OF      AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED    POST IO   CUT-OFF  AVERAGE
REMAINING AMORTIZATION          MORTGAGE   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE     PERIOD      DATE  BALLOON
TERM (MOS.)                        LOANS    BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)   DSCR (X)   LTV (%)  LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Balloon
Interest Only                          7    319,950,000         16.3      5.077          98      1.81       1.81      68.2     68.2
181 - 240                              6      8,035,285          0.4      5.682         119      1.35       1.35      66.0     42.2
241 - 300                             49    188,006,458          9.6      5.394         120      1.61       1.59      65.4     49.7
301 - 360                            205  1,421,048,486         72.4      5.253         115      1.49       1.35      73.7     63.6
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                            267  $1,937,040,230       98.7%     5.240%         113     1.56X      1.45X     72.0%    62.9%

Fully Amortizing Loans
61 - 120                               1      1,139,531          0.1      5.250         119      1.40       1.40      27.8      0.5
121 - 180                              6     10,322,811          0.5      5.538         179      1.32       1.32      57.9      0.9
181 - 240                              5     13,299,680          0.7      5.660         239      1.30       1.30      65.3      0.9
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                             12    $24,762,022         1.3%     5.590%         208     1.31X      1.31X     60.5%     0.9%
------------------------------------------------------------------------------------------------------------------------------------
Total:                               279  $1,961,802,252      100.0%     5.244%         114     1.55x      1.45x     71.8%    62.1%
====================================================================================================================================

Minimum: 119 mos.
Maximum: 360 mos.
Weighted Average: 348 mos.

                                      I-6

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED   WEIGHTED
                                                       PERCENT BY   WEIGHTED    WEIGHTED               AVERAGE    AVERAGE  WEIGHTED
                          NUMBER OF       AGGREGATE     AGGREGATE    AVERAGE     AVERAGE   WEIGHTED    POST IO    CUT-OFF   AVERAGE
DEBT SERVICE COVERAGE      MORTGAGE    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING    AVERAGE     PERIOD       DATE   BALLOON
RATIO (X)                     LOANS     BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)   DSCR (X)   DSCR (X)    LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                       2       4,650,000           0.2      5.808         177       1.10       1.10       68.3      26.4
1.11 - 1.20                       8      33,546,241           1.7      5.440         119       1.17       1.17       75.5      51.4
1.21 - 1.30                      58     486,889,039          24.8      5.296         118       1.27       1.27       75.0      65.6
1.31 - 1.40                      47     225,225,704          11.5      5.239         119       1.34       1.34       73.5      59.9
1.41 - 1.50                      38     202,477,566          10.3      5.293         120       1.46       1.36       72.3      59.4
1.51 - 1.60                      51     452,062,727          23.0      5.251         117       1.56       1.33       73.4      64.0
1.61 - 1.70                      22     130,352,082           6.6      5.214         115       1.66       1.46       72.9      63.9
1.71 - 1.80                      22     110,840,883           5.6      5.206         118       1.74       1.53       71.1      61.5
1.81 - 1.90                       7      57,829,374           2.9      5.194         115       1.86       1.59       68.4      60.0
1.91 - 2.00                       5      22,749,826           1.2      5.346         108       1.95       1.92       61.4      50.5
2.01 - 2.50                      16     168,730,350           8.6      5.115          88       2.11       1.98       62.6      59.2
2.51 - 3.00                       3      66,448,460           3.4      4.998          81       2.53       2.53       58.0      57.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          279  $1,961,802,252        100.0%     5.244%         114      1.55X      1.45X      71.8%     62.1%
====================================================================================================================================

Minimum: 1.10x
Maximum: 2.61x
Weighted Average: 1.55x

POST IO PERIOD DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WEIGHTED  WEIGHTED
                                                          PERCENT BY   WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                               NUMBER OF      AGGREGATE    AGGREGATE    AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
POST IO PERIOD DEBT SERVICE     MORTGAGE   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
COVERAGE RATIO (X)                 LOANS    BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                            2      4,650,000          0.2      5.808         177      1.10      1.10      68.3      26.4
1.11 - 1.20                           13     79,896,241          4.1      5.267         116      1.35      1.18      78.0      62.5
1.21 - 1.30                           91    863,659,039         44.0      5.261         117      1.39      1.26      75.3      66.5
1.31 - 1.40                           61    323,030,704         16.5      5.208         119      1.45      1.34      74.1      62.1
1.41 - 1.50                           41    190,874,566          9.7      5.243         121      1.55      1.45      71.8      58.6
1.51 - 1.60                           23    133,722,727          6.8      5.392         119      1.58      1.55      65.8      52.5
1.61 - 1.70                           13     87,337,082          4.5      5.306         104      1.82      1.67      68.2      60.1
1.71 - 1.80                           14     55,550,883          2.8      5.398         111      1.81      1.74      65.1      56.3
1.81 - 1.90                            4     18,429,374          0.9      5.435         109      1.86      1.86      61.8      52.6
1.91 - 2.00                            4     21,322,826          1.1      5.347         107      1.95      1.95      60.2      49.5
2.01 - 2.50                           10    116,880,350          6.0      4.982          87      2.12      2.12      60.3      57.9
2.51 - 3.00                            3     66,448,460          3.4      4.998          81      2.53      2.53      58.0      57.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               279 $1,961,802,252       100.0%     5.244%         114     1.55X     1.45X     71.8%     62.1%
====================================================================================================================================

Minimum: 1.10x
Maximum: 2.61x
Weighted Average: 1.45x

                                      I-7

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        WEIGHTED  WEIGHTED
                                                          PERCENT BY   WEIGHTED     WEIGHTED             AVERAGE   AVERAGE WEIGHTED
                              NUMBER OF       AGGREGATE    AGGREGATE    AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF  AVERAGE
                               MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE  BALLOON
LOAN-TO-VALUE RATIO (%)           LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)  LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                           1       1,139,531          0.1      5.250          119      1.40      1.40      27.8      0.5
30.1 - 40.0                           3       4,516,120          0.2      5.445          119      2.33      2.33      38.2     29.0
40.1 - 50.0                          11      18,965,306          1.0      5.432          140      1.82      1.79      44.2     25.4
50.1 - 60.0                          21     154,518,230          7.9      5.158          102      2.10      2.07      58.0     50.0
60.1 - 70.0                          70     456,802,843         23.3      5.294          110      1.67      1.61      65.4     56.4
70.1 - 75.0                          65     483,660,636         24.7      5.239          116      1.46      1.35      72.7     61.5
75.1 - 80.0                         107     832,099,587         42.4      5.233          117      1.43      1.29      78.1     68.8
80.1 >=                               1      10,100,000          0.5      5.020          118      1.45      1.14      86.3     74.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              279  $1,961,802,252       100.0%     5.244%          114     1.55X     1.45X     71.8%    62.1%
====================================================================================================================================

Minimum: 27.8%
Maximum: 86.3%
Weighted Average: 71.8%

BALLOON LOAN-TO-VALUE RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WEIGHTED  WEIGHTED
                                                          PERCENT BY   WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                               NUMBER OF      AGGREGATE    AGGREGATE    AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
BALLOON LOAN-TO-VALUE           MORTGAGE   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIO (%)                          LOANS    BALANCE ($)  BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

0.1 - 10.0                            12     24,762,022          1.3      5.590         208      1.31      1.31     60.5       0.9
20.1 - 30.0                            3      4,516,120          0.2      5.445         119      2.33      2.33     38.2      29.0
30.1 - 40.0                            9     19,720,665          1.0      5.547         137      1.69      1.69     52.7      35.1
40.1 - 50.0                           31    129,777,847          6.6      5.398         119      1.67      1.63     59.7      47.2
50.1 - 55.0                           24    129,287,320          6.6      5.335         119      1.55      1.55     66.8      52.8
55.1 - 60.0                           45    305,880,561         15.6      5.232         105      1.73      1.68     66.1      58.1
60.1 - 65.0                           65    540,750,772         27.6      5.192         111      1.52      1.45     72.0      62.3
65.1 - 70.0                           67    434,584,726         22.2      5.234         115      1.51      1.32     77.3      67.0
70.1 - 80.0                           23    372,522,218         19.0      5.214         114      1.47      1.29     78.0      73.7
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               279 $1,961,802,252       100.0%     5.244%         114     1.55X     1.45X    71.8%     62.1%
===================================================================================================================================

Minimum: 0.3
Maximum: 78.4
Weighted Average: 62.1

AMORTIZATION TYPES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WEIGHTED  WEIGHTED
                                                         PERCENT BY   WEIGHTED    WEIGHTED              AVERAGE   AVERAGE  WEIGHTED
                             NUMBER OF       AGGREGATE    AGGREGATE    AVERAGE     AVERAGE  WEIGHTED    POST IO   CUT-OFF   AVERAGE
                              MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE     PERIOD      DATE   BALLOON
AMORTIZING TYPES                 LOANS     BALANCE ($)  BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X)   DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon                 207   1,015,830,252         51.8      5.320         119      1.41       1.41      71.0      57.1
Interest Only                        7     319,950,000         16.3      5.077          98      1.81       1.81      68.2      68.2
Interest Only, Then
   Amortizing Balloon               65     626,022,000         31.9      5.206         115      1.64       1.31      75.1      67.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             279   $1,961,802,252      100.0%     5.244%         114     1.55X      1.45X     71.8%     62.1%
====================================================================================================================================

                                      I-8

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS       NOV-05       NOV-06       NOV-07        NOV-08       NOV-09       NOV-10        NOV-11         NOV-12
-----------------------------------------------------------------------------------------------------------------------------------

Locked Out                    97.44%       96.44%       88.95%        86.60%       86.15%       85.58%        85.67%         87.24%
Yield Maintenance Total        2.56%        3.56%       11.05%        13.40%       13.85%       13.87%        13.79%         12.76%
Open                           0.00%        0.00%        0.00%         0.00%        0.00%        0.54%         0.54%          0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                       100.00%      100.00%      100.00%       100.00%      100.00%      100.00%       100.00%        100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance
   Outstanding          $1,961,802,2 $1,946,370,4 $1,929,313,0 $1,908,745,17 $1,884,042,2 $1,829,687,5 $1,800,231,27 $1,560,261,320
% Initial Pool Balance       100.00%       99.21%       98.34%        97.30%       96.04%       93.27%        91.76%         79.53%
-----------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS            NOV-13       NOV-14       NOV-15       NOV-16      NOV-17      NOV-18       NOV-19
-----------------------------------------------------------------------------------------------------------------------------------

Locked Out                         87.32%       84.43%       13.69%       27.58%      25.98%      23.80%       20.67%
Yield Maintenance Total            12.68%       12.59%       33.82%       72.42%      74.02%      76.20%       79.33%
Open                                0.00%        2.97%       52.49%        0.00%       0.00%       0.00%        0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                            100.00%      100.00%      100.00%      100.00%     100.00%     100.00%      100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $1,528,737,9 $1,493,902,1 $36,821,662  $15,861,497 $14,133,743 $12,305,544  $10,371,052
% Initial Pool Balance             77.93%       76.15%        1.88%        0.81%       0.72%       0.63%        0.53%
-----------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2) See Appendix II of the Prospectus Supplement for a description of the Yield
Maintenance

                                      I-9

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

MORTGAGE LOAN SELLERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WEIGHTED  WEIGHTED
                                                         PERCENT BY   WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE    AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
LOAN SELLER                     LOANS     BALANCE ($)   BALANCE (%)   RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage
   Capital Inc.                   106     987,998,303          56.6      5.192          113      1.53      1.45      73.0      63.7
LaSalle                           104     610,977,934          35.0      5.267          113      1.62      1.49      69.7      60.4
Principal Commercial
   Funding, LLC                    10     121,703,123           7.0      5.339          112      1.60      1.48      67.5      59.0
UCMFI                              13      23,902,031           1.4      5.672          177      1.31      1.31      60.6      19.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            233  $1,744,581,390        100.0%     5.235%          114     1.56X     1.46X     71.3%     61.6%
====================================================================================================================================

CUT-OFF DATE BALANCES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        WEIGHTED  WEIGHTED
                                                          PERCENT BY   WEIGHTED     WEIGHTED             AVERAGE   AVERAGE WEIGHTED
                             NUMBER OF        AGGREGATE    AGGREGATE    AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF  AVERAGE
                              MORTGAGE     CUT-OFF DATE CUT-OFF DATE   MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE  BALLOON
CUT-OFF DATE BALANCE ($)         LOANS      BALANCE ($)  BALANCE (%)   RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)  LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1 - 1,000,000                        6        5,448,911          0.3      5.337          124      1.90      1.90      54.3     39.4
1,000,001 - 2,000,000               43       63,553,563          3.6      5.510          127      1.49      1.47      65.5     47.8
2,000,001 - 3,000,000               36       91,051,269          5.2      5.434          124      1.46      1.39      70.1     53.6
3,000,001 - 4,000,000               27       95,408,910          5.5      5.342          120      1.44      1.38      73.5     58.9
4,000,001 - 5,000,000               27      124,588,507          7.1      5.299          119      1.55      1.48      69.5     56.4
5,000,001 - 6,000,000               21      115,187,284          6.6      5.340          118      1.49      1.45      71.5     58.8
6,000,001 - 7,000,000               14       93,272,396          5.3      5.255          116      1.53      1.46      71.3     59.2
7,000,001 - 8,000,000                4       29,043,058          1.7      5.357          118      1.49      1.39      73.7     59.4
8,000,001 - 9,000,000                7       62,297,935          3.6      5.239          113      1.72      1.54      69.5     58.5
9,000,001 - 10,000,000               7       68,474,674          3.9      5.218          111      1.52      1.34      72.1     62.9
10,000,001 - 15,000,000             17      199,873,092         11.5      5.138          110      1.52      1.39      74.0     64.6
15,000,001 - 20,000,000              8      138,733,674          8.0      5.234          114      1.59      1.38      72.7     63.7
20,000,001 - 30,000,000             10      246,448,119         14.1      5.153          119      1.46      1.35      72.2     61.0
30,000,001 >=                        6      411,200,000         23.6      5.159          104      1.72      1.63      70.5     68.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             233   $1,744,581,390       100.0%     5.235%          114     1.56X     1.46X     71.3%    61.6%
====================================================================================================================================

Minimum: $497,855
Maximum: $141,000,000
Weighted Average: $7,487,474

                                      I-10

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

STATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WEIGHTED  WEIGHTED
                                                        PERCENT BY   WEIGHTED     WEIGHTED              AVERAGE   AVERAGE  WEIGHTED
                             NUMBER OF      AGGREGATE    AGGREGATE    AVERAGE      AVERAGE   WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGED   CUT-OFF DATE CUT-OFF DATE   MORTGAGE    REMAINING    AVERAGE    PERIOD      DATE   BALLOON
STATE                       PROPERTIES    BALANCE ($)  BALANCE (%)   RATE (%)  TERM (MOS.)   DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

California                        50      439,446,041         25.2      5.154          112       1.58      1.52      69.7      60.5
California - Southern             42      309,452,390         17.7      5.136          118       1.39      1.33      72.4      60.7
California - Northern              8      129,993,651          7.5      5.196          100       2.03      1.99      63.3      59.8
New York                           7      169,369,627          9.7      5.244          118       1.32      1.32      74.8      72.4
Florida                           23      126,607,004          7.3      5.182          111       1.64      1.55      68.9      59.0
New Jersey                         5       84,292,783          4.8      5.195          101       1.76      1.55      73.6      67.5
Georgia                           16       81,162,404          4.7      5.398          118       1.55      1.50      70.5      58.0
Virginia                           7       79,068,799          4.5      5.392          126       1.41      1.26      71.2      58.3
Michigan                           9       52,441,896          3.0      5.111          114       1.71      1.48      72.3      62.7
Illinois                          15       50,496,266          2.9      5.261          100       1.54      1.52      67.5      54.9
Nevada                             9       48,190,331          2.8      5.192          115       1.45      1.28      75.4      65.4
Arizona                           13       45,392,219          2.6      5.366          107       1.69      1.59      65.1      56.6
Washington                         4       45,386,144          2.6      5.036          117       1.47      1.27      72.9      62.2
Connecticut                        7       44,716,014          2.6      5.130          115       1.48      1.27      77.9      69.2
Missouri                           5       44,418,491          2.5      5.334          113       1.64      1.51      70.0      60.2
Pennsylvania                      11       44,188,243          2.5      5.265          117       1.43      1.34      74.9      62.5
Texas                              8       35,653,167          2.0      5.132          115       1.74      1.49      75.7      68.6
Delaware                           2       33,241,627          1.9      5.539          120       1.57      1.57      62.8      50.4
Indiana                           10       32,833,365          1.9      5.201          116       1.51      1.33      78.3      67.2
South Carolina                     8       31,242,052          1.8      5.450          118       1.69      1.52      66.9      55.1
Colorado                           8       29,885,822          1.7      5.266          116       1.59      1.38      69.7      59.2
North Carolina                     9       29,236,142          1.7      5.430          112       1.54      1.54      69.7      56.8
Maryland                           6       27,785,717          1.6      5.204          128       1.72      1.57      71.0      55.8
Tennessee                          7       25,856,847          1.5      5.499          118       1.50      1.33      75.0      64.4
Nebraska                           3       23,007,792          1.3      5.248           92       1.93      1.63      72.9      65.6
Wisconsin                          6       22,929,878          1.3      5.369          111       1.79      1.67      68.9      56.8
Oregon                             5       22,459,378          1.3      5.203          125       1.58      1.35      70.5      57.2
Ohio                               8       17,932,905          1.0      5.156          113       1.51      1.46      74.6      63.6
Minnesota                          3       14,287,815          0.8      5.175           86       1.88      1.63      70.2      63.8
Arkansas                           2       10,377,226          0.6      5.250          134       1.67      1.67      72.0      51.7
Louisiana                          6        8,809,797          0.5      5.325          110       1.49      1.49      74.9      62.5
Alabama                            2        4,982,853          0.3      5.288          104       1.62      1.62      68.2      60.7
Idaho                              1        4,063,334          0.2      5.350          116       1.31      1.31      73.9      61.8
Iowa                               1        3,732,994          0.2      5.349          238       1.20      1.20      77.8       2.0
Kansas                             2        2,830,204          0.2      5.340          143       1.23      1.23      75.8      39.6
Massachusetts                      1        2,495,075          0.1      5.665          118       1.61      1.61      66.5      56.1
Utah                               1        2,394,439          0.1      4.900          118       1.34      1.34      79.8      65.7
Kentucky                           1        2,093,497          0.1      5.250          118       1.27      1.27      74.8      58.9
Mississippi                        1        1,273,206          0.1      5.490          119       1.40      1.40      74.9      57.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           282   $1,744,581,390       100.0%     5.235%          114      1.56X     1.46X     71.3%     61.6%
====================================================================================================================================

                                      I-11

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

PROPERTY TYPES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WEIGHTED  WEIGHTED
                                                           PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                               NUMBER OF      AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                               MORTGAGED   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
PROPERTY TYPE                 PROPERTIES     BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Hospitality
   Full Service                      6       63,691,470           3.7     5.436         119      1.74      1.67      62.2      49.2
   Limited Service                  21      141,770,932           8.1     5.307         107      1.73      1.66      68.7      56.3
------------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                     27     $205,462,402         11.8%    5.347%         110     1.73X     1.66X     66.6%     54.1%
Industrial
   Flex Industrial                  12       52,779,774           3.0     5.178         114      1.53      1.35      72.9      63.8
   Light Industrial                  6       22,113,016           1.3     5.264         116      1.36      1.33      74.1      61.3
   Warehouse                         3        6,590,027           0.4     5.790         181      1.23      1.23      74.0      18.6
------------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                     21      $81,482,817          4.7%    5.251%         120     1.46X     1.34X     73.3%     59.5%
Manufactured Housing
   Manufactured Housing              6       14,439,429           0.8     5.262         118      1.57      1.57      65.9      53.8
------------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                      6      $14,439,429          0.8%    5.262%         118     1.57X     1.57X     65.9%     53.8%
                              ------------------------------------------------------------------------------------------------------
Mixed Use
   Office/Retail                     1        9,717,000           0.6     4.940         117      1.32      1.32      72.0      59.4
   Multifamily/Office                1        2,615,879           0.1     5.270         118      1.48      1.48      79.3      66.0
   Multifamily/Retail                1        1,876,366           0.1     5.600         108      1.29      1.29      78.5      66.7
------------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                      3      $14,209,245          0.8%    5.088%         116     1.35X     1.35X     74.2%     61.6%
                              ------------------------------------------------------------------------------------------------------
Multifamily
   Garden                            6       19,654,005           1.1     5.090         119      1.72      1.36      64.8      56.3
   Townhouse                         2       10,691,394           0.6     5.172         116      1.53      1.25      79.3      68.7
   Low-Rise                          2        2,229,628           0.1     5.407         115      1.37      1.37      77.4      64.9
------------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                     10      $32,575,027          1.9%    5.139%         118     1.63X     1.33X     70.4%     60.9%
                              ------------------------------------------------------------------------------------------------------
Office
   Suburban                         36      315,600,939          18.1     5.317         117      1.52      1.31      72.7      63.2
   Office/Retail                     7      246,569,954          14.1     5.127         117      1.31      1.31      76.0      70.4
   Medical                           5       33,658,628           1.9     5.043         117      1.48      1.26      77.9      66.1
------------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                     48     $595,829,521         34.2%    5.223%         117     1.43X     1.30X     74.4%     66.4%
                              ------------------------------------------------------------------------------------------------------
Other
   Leased Fee                        1       13,700,000           0.8     4.750          60      2.31      2.31      58.5      58.5
------------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                      1      $13,700,000          0.8%    4.750%          60     2.31X     2.31X     58.5%     58.5%
                              ------------------------------------------------------------------------------------------------------
Retail
   Anchored                         27      320,935,503          18.4     5.199         111      1.71      1.58      69.9      61.9
   Unanchored                       47      179,088,001          10.3     5.259         118      1.45      1.36      73.5      60.7
   Shadow Anchored                  17       74,360,407           4.3     5.260         125      1.35      1.28      75.2      60.3
   Free Standing                    13       52,343,820           3.0     5.417         111      1.30      1.28      73.4      61.3
------------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                    104     $626,727,731         35.9%    5.242%         115     1.56X     1.46X     71.8%     61.3%
                              ------------------------------------------------------------------------------------------------------
Self Storage
   Self Storage                     62      160,155,218           9.2     5.175         104      1.85      1.83      64.4      57.2
------------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                     62     $160,155,218          9.2%    5.175%         104     1.85X     1.83X     64.4%     57.2%
------------------------------------------------------------------------------------------------------------------------------------
Total:                             282   $1,744,581,390        100.0%    5.235%         114     1.56x     1.46x     71.3%     61.6%
====================================================================================================================================

                                      I-12

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

MORTGAGE RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WEIGHTED  WEIGHTED
                                                           PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                             NUMBER OF        AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                              MORTGAGE     CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MORTGAGE RATE (%)                LOANS       BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

<= 5.000                            22      369,301,633          21.2     4.970         101      1.83      1.77      68.6      61.8
5.001 - 5.500                      152    1,156,535,280          66.3     5.238         116      1.49      1.37      72.9      63.3
5.501 - 6.000                       56      210,026,370          12.0     5.644         124      1.51      1.45      67.6      53.1
6.001 - 6.500                        3        8,718,108           0.5     6.234         149      1.38      1.38      70.3      41.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             233   $1,744,581,390        100.0%    5.235%         114     1.56X     1.46X     71.3%     61.6%
====================================================================================================================================

Minimum: 4.750%
Maximum: 6.340%
Weighted Average: 5.235%

SEASONING
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WEIGHTED  WEIGHTED
                                                           PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                             NUMBER OF        AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                              MORTGAGE     CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
SEASONING                        LOANS       BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

= 0                                 20      169,235,000           9.7     5.386         119      1.44      1.41      68.3      56.0
1 - 5                              208    1,503,002,364          86.2     5.208         114      1.58      1.47      71.4      61.9
6 - 11                               4       70,467,660           4.0     5.434         108      1.60      1.34      76.6      68.7
12-23                                1        1,876,366           0.1     5.600         108      1.29      1.29      78.5      66.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             233   $1,744,581,390        100.0%    5.235%         114     1.56X     1.46X     71.3%     61.6%
====================================================================================================================================

Minimum: 0 mos.
Maximum: 12 mos.
Weighted Average: 2 mos.

                                      I-13

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

ORIGINAL TERMS TO STATED MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY   WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                             NUMBER OF       AGGREGATE    AGGREGATE    AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
ORIGINAL TERM TO STATED       MORTGAGE    CUT-OFF DATE CUT-OFF DATE   MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                  LOANS     BALANCE ($)  BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 60                                3      25,797,218          1.5      5.018          59      1.78      1.78      67.7      65.1
61 - 84                             11     209,852,346         12.0      5.091          81      2.17      2.11      63.3      61.6
85 - 120                           206   1,479,334,048         84.8      5.251         118      1.48      1.37      72.7      62.7
121 - 180                            8      16,298,097          0.9      5.655         178      1.32      1.32      59.9      14.5
181 - 240                            5      13,299,680          0.8      5.660         239      1.30      1.30      65.3       0.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             233  $1,744,581,390       100.0%     5.235%         114     1.56X     1.46X     71.3%     61.6%
===================================================================================================================================

Minimum: 60 mos.
Maximum: 240 mos.
Weighted Average: 116 mos.

REMAINING TERMS TO STATED MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY   WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                             NUMBER OF       AGGREGATE    AGGREGATE    AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
REMAINING TERM TO STATED      MORTGAGE    CUT-OFF DATE CUT-OFF DATE   MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                  LOANS     BALANCE ($)  BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 60                                3      25,797,218          1.5      5.018          59      1.78      1.78      67.7      65.1
61 - 84                             11     209,852,346         12.0      5.091          81      2.17      2.11      63.3      61.6
85 - 120                           206   1,479,334,048         84.8      5.251         118      1.48      1.37      72.7      62.7
121 - 180                            8      16,298,097          0.9      5.655         178      1.32      1.32      59.9      14.5
181 - 240                            5      13,299,680          0.8      5.660         239      1.30      1.30      65.3       0.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             233  $1,744,581,390       100.0%     5.235%         114     1.56X     1.46X     71.3%     61.6%
===================================================================================================================================

Minimum: 57 mos.
Maximum: 240 mos.
Weighted Average: 114 mos.

                                      I-14

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

ORIGINAL AMORTIZATION TERMS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
ORIGINAL AMORTIZATION        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
TERM (MOS.)                     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest Only                     5     311,800,000          17.9     5.073           98      1.81      1.81      68.0      68.0
  181 - 240                         6       8,035,285           0.5     5.682          119      1.35      1.35      66.0      42.2
  241 - 300                        44     177,555,255          10.2     5.384          120      1.62      1.60      64.9      49.3
  301 - 360                       167   1,223,568,360          70.1     5.245          115      1.50      1.36      73.3      63.1
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                         222  $1,720,958,899         98.6%    5.230%          113     1.57X     1.46X     71.4%     62.5%

FULLY AMORTIZING LOANS
  121 - 180                         6      10,322,811           0.6     5.538          179      1.32      1.32      57.9       0.9
  181 - 240                         5      13,299,680           0.8     5.660          239      1.30      1.30      65.3       0.9
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                          11     $23,622,491          1.4%    5.606%          213     1.31X     1.31X     62.0%      0.9%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            233  $1,744,581,390        100.0%    5.235%          114     1.56x     1.46x     71.3%     61.6%
===================================================================================================================================

Minimum: 180 mos.
Maximum: 360 mos.
Weighted Average: 348 mos.

REMAINING AMORTIZATION TERMS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
REMAINING AMORTIZATION       MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
TERM (MOS.)                     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

BALLOON
  Interest Only                     5     311,800,000          17.9     5.073           98      1.81      1.81      68.0      68.0
  181 - 240                         6       8,035,285           0.5     5.682          119      1.35      1.35      66.0      42.2
  241 - 300                        44     177,555,255          10.2     5.384          120      1.62      1.60      64.9      49.3
  301 - 360                       167   1,223,568,360          70.1     5.245          115      1.50      1.36      73.3      63.1
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                         222  $1,720,958,899         98.6%    5.230%          113     1.57X     1.46X     71.4%     62.5%

FULLY AMORTIZING LOANS
  121 - 180                         6      10,322,811           0.6     5.538          179      1.32      1.32      57.9       0.9
  181 - 240                         5      13,299,680           0.8     5.660          239      1.30      1.30      65.3       0.9
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                          11     $23,622,491          1.4%    5.606%          213     1.31X     1.31X     62.0%      0.9%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            233  $1,744,581,390        100.0%    5.235%          114     1.56x     1.46x     71.3%     61.6%
===================================================================================================================================

Minimum: 176 mos.
Maximum: 360 mos.
Weighted Average: 347 mos.

                                      I-15

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

DEBT SERVICE COVERAGE RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED   WEIGHTED
                                                        PERCENT BY  WEIGHTED    WEIGHTED              AVERAGE    AVERAGE  WEIGHTED
                           NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE     AVERAGE   WEIGHTED   POST IO    CUT-OFF   AVERAGE
DEBT SERVICE COVERAGE       MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING    AVERAGE    PERIOD       DATE   BALLOON
RATIO (X)                      LOANS      BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)   DSCR (X)  DSCR (X)    LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                        2       4,650,000           0.3     5.808         177       1.10      1.10       68.3      26.4
1.11 - 1.20                        6      24,716,057           1.4     5.407         119       1.16      1.16       74.3      46.8
1.21 - 1.30                       46     433,081,393          24.8     5.267         118       1.27      1.27       74.9      65.9
1.31 - 1.40                       41     195,804,236          11.2     5.229         119       1.34      1.34       73.2      59.6
1.41 - 1.50                       31     183,632,516          10.5     5.265         122       1.46      1.36       71.8      58.8
1.51 - 1.60                       41     379,073,214          21.7     5.275         118       1.56      1.34       72.9      63.2
1.61 - 1.70                       20     118,302,082           6.8     5.234         115       1.66      1.48       72.5      63.3
1.71 - 1.80                       19      98,690,883           5.7     5.198         118       1.75      1.51       70.4      60.1
1.81 - 1.90                        6      52,729,374           3.0     5.191         115       1.85      1.60       67.3      58.9
1.91 - 2.00                        4      21,322,826           1.2     5.347         107       1.95      1.95       60.2      49.5
2.01 - 2.50                       15     167,230,350           9.6     5.114          88       2.11      1.98       62.8      59.4
2.51 - 3.00                        2      65,348,460           3.7     4.990          81       2.53      2.53       58.3      58.2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           233  $1,744,581,390        100.0%    5.235%         114      1.56X     1.46X      71.3%     61.6%
===================================================================================================================================

Minimum: 1.10x
Maximum: 2.53x
Weighted Average: 1.56x

POST IO PERIOD DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        WEIGHTED  WEIGHTED
                                                           PERCENT BY   WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                               NUMBER OF      AGGREGATE     AGGREGATE    AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
POST IO PERIOD DEBT SERVICE     MORTGAGE   CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
COVERAGE RATIO (X)                 LOANS     BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X) DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                            2      4,650,000           0.3      5.808         177      1.10     1.10      68.3      26.4
1.11 - 1.20                            9     59,016,057           3.4      5.257         119      1.35     1.17      77.9      60.7
1.21 - 1.30                           71    741,901,393          42.5      5.257         118      1.39     1.26      75.1      66.5
1.31 - 1.40                           55    293,609,236          16.8      5.199         119      1.46     1.34      74.0      62.1
1.41 - 1.50                           32    164,252,516           9.4      5.201         122      1.55     1.45      70.7      57.3
1.51 - 1.60                           20    125,933,214           7.2      5.395         119      1.58     1.55      65.5      52.2
1.61 - 1.70                           13     87,337,082           5.0      5.306         104      1.82     1.67      68.2      60.1
1.71 - 1.80                           11     45,900,883           2.6      5.430         110      1.82     1.74      64.0      53.5
1.81 - 1.90                            4     18,429,374           1.1      5.435         109      1.86     1.86      61.8      52.6
1.91 - 2.00                            4     21,322,826           1.2      5.347         107      1.95     1.95      60.2      49.5
2.01 - 2.50                           10    116,880,350           6.7      4.982          87      2.12     2.12      60.3      57.9
2.51 - 3.00                            2     65,348,460           3.7      4.990          81      2.53     2.53      58.3      58.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               233 $1,744,581,390        100.0%     5.235%         114     1.56X    1.46X     71.3%     61.6%
====================================================================================================================================

Minimum: 1.10x
Maximum: 2.53x
Weighted Average: 1.46x

                                      I-16

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

LOAN-TO-VALUE RATIOS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
LOAN-TO-VALUE RATIO (%)         LOANS      BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

30.1 - 40.0                         2       3,416,120           0.2     5.447         118      2.24      2.24      37.8      28.8
40.1 - 50.0                        10      17,465,306           1.0     5.444         142      1.80      1.80      43.8      23.9
50.1 - 60.0                        21     154,518,230           8.9     5.158         102      2.10      2.07      58.0      50.0
60.1 - 70.0                        64     433,625,341          24.9     5.278         110      1.68      1.62      65.4      56.4
70.1 - 75.0                        57     444,116,498          25.5     5.248         117      1.46      1.35      72.7      61.1
75.1 - 80.0                        78     681,339,896          39.1     5.214         117      1.43      1.29      77.9      69.0
80.1 >=                             1      10,100,000           0.6     5.020         118      1.45      1.14      86.3      74.9
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            233  $1,744,581,390        100.0%    5.235%         114     1.56X     1.46X     71.3%     61.6%
==================================================================================================================================

Minimum: 35.7%
Maximum: 86.3%
Weighted Average: 71.3%

BALLOON LOAN-TO-VALUE RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                          PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF        AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
BALLOON LOAN-TO-VALUE        MORTGAGE     CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIO (%)                       LOANS       BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

0.1 - 10.0                         11       23,622,491           1.4     5.606         213      1.31      1.31      62.0       0.9
20.1 - 30.0                         2        3,416,120           0.2     5.447         118      2.24      2.24      37.8      28.8
30.1 - 40.0                         9       19,720,665           1.1     5.547         137      1.69      1.69      52.7      35.1
40.1 - 50.0                        30      128,277,847           7.4     5.400         119      1.67      1.63      59.8      47.3
50.1 - 55.0                        23      127,441,113           7.3     5.333         119      1.55      1.55      66.8      52.8
55.1 - 60.0                        40      286,211,287          16.4     5.197         104      1.75      1.69      66.1      58.2
60.1 - 65.0                        53      500,862,419          28.7     5.185         111      1.53      1.46      71.7      62.3
65.1 - 70.0                        50      342,307,230          19.6     5.201         115      1.54      1.33      77.0      67.1
70.1 - 80.0                        15      312,722,218          17.9     5.230         114      1.44      1.28      78.0      74.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            233   $1,744,581,390        100.0%    5.235%         114     1.56X     1.46X     71.3%     61.6%
===================================================================================================================================

Minimum: 0.3%
Maximum: 76.2%
Weighted Average: 61.6%

AMORTIZATION TYPES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED   WEIGHTED
                                                          PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE    AVERAGE  WEIGHTED
                             NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO    CUT-OFF   AVERAGE
                              MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD       DATE   BALLOON
AMORTIZING TYPES                 LOANS      BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)    LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon                 177     898,786,390          51.5     5.299         119      1.42      1.42       70.4      56.4
Interest Only                        5     311,800,000          17.9     5.073          98      1.81      1.81       68.0      68.0
Interest Only, Then
   Amortizing Balloon               51     533,995,000          30.6     5.222         115      1.65      1.32       74.8      66.8
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             233  $1,744,581,390        100.0%    5.235%         114     1.56X     1.46X      71.3%     61.6%
====================================================================================================================================

                                      I-17

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)
------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                         NOV-05         NOV-06          NOV-07          NOV-08
------------------------------------------------------------------------------------------------------
Locked Out                                      97.12%         95.99%          87.57%          85.20%
Yield Maintenance Total                          2.88%          4.01%          12.43%          14.80%
Open                                             0.00%          0.00%           0.00%           0.00%
------------------------------------------------------------------------------------------------------
TOTALS                                         100.00%        100.00%         100.00%         100.00%
------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                $1,744,581,390 $1,730,837,235  $1,715,708,489  $1,697,362,353
% Initial Pool Balance                         100.00%         99.21%          98.34%          97.29%
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                        NOV-09          NOV-10          NOV-11           NOV-12
-------------------------------------------------------------------------------------------------------
Locked Out                                     84.69%          84.05%          84.14%           85.75%
Yield Maintenance Total                        15.31%          15.34%          15.25%           14.25%
Open                                            0.00%           0.61%           0.61%            0.00%
-------------------------------------------------------------------------------------------------------
TOTALS                                        100.00%         100.00%         100.00%          100.00%
-------------------------------------------------------------------------------------------------------
Pool Balance Outstanding               $1,675,260,824  $1,626,398,922  $1,600,452,287   $1,368,994,809
% Initial Pool Balance                         96.03%          93.23%          91.74%           78.47%
-------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS            NOV-13         NOV-14          NOV-15          NOV-16       NOV-17       NOV-18       NOV-19
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                         85.84%         83.96%          13.69%          27.58%       25.98%       23.80%       20.67%
Yield Maintenance Total            14.16%         14.07%          33.82%          72.42%       74.02%       76.20%       79.33%
Open                                0.00%          1.97%          52.49%           0.00%        0.00%        0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                            100.00%        100.00%         100.00%         100.00%      100.00%      100.00%      100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,341,302,473 $1,310,510,134     $36,821,662     $15,861,497  $14,133,743  $12,305,544  $10,371,052
% Initial Pool Balance             76.88%         75.12%           2.11%           0.91%        0.81%        0.71%        0.59%
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2) See Appendix II of the Prospectus Supplement for a description of the Yield
Maintenance

                                      I-18

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

MORTGAGE LOAN SELLERS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                              NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                               MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
LOAN SELLER                       LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

LaSalle Bank National
   Association                       31   127,155,812          58.5     5.361         118      1.48      1.33      77.1      66.3
Morgan Stanley Mortgage
   Capital Inc.                      15    90,065,050          41.5     5.250         112      1.44      1.31      74.0      65.2
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               46  $217,220,861        100.0%    5.315%         115     1.46X     1.32X     75.9%     65.8%
==================================================================================================================================

CUT-OFF DATE BALANCES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                              NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                               MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
CUT-OFF DATE BALANCES ($)         LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------------

1,000,001 - 2,000,000                10    15,060,900          6.9     5.408       118        1.60       1.51     64.5      51.5
2,000,001 - 3,000,000                 9    20,176,075          9.3     5.342       110        1.40       1.36     77.3      65.7
3,000,001 - 4,000,000                 5    17,319,338          8.0     5.511       117        1.51       1.44     77.3      66.1
4,000,001 - 5,000,000                 4    19,447,855          9.0     5.436       106        1.48       1.40     72.1      66.1
5,000,001 - 6,000,000                 7    38,874,358         17.9     5.318       118        1.49       1.30     76.6      67.1
6,000,001 - 7,000,000                 4    26,077,318         12.0     5.437       116        1.42       1.26     73.4      64.0
7,000,001 - 8,000,000                 1     7,268,599          3.3     5.120       116        1.24       1.24     75.8      63.0
9,000,001 - 10,000,000                3    28,259,995         13.0     5.127       116        1.47       1.26     77.6      66.4
10,000,001 - 15,000,000               2    20,936,423          9.6     5.392       118        1.30       1.30     79.6      66.5
20,000,001 - 30,000,000               1    23,800,000         11.0     5.070       117        1.57       1.24     80.0      74.0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               46  $217,220,861       100.0%    5.315%       115       1.46X      1.32X    75.9%     65.8%
=================================================================================================================================

Minimum: $1,100,000
Maximum: $23,800,000
Weighted Average: $4,722,193

                                      I-19

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

STATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                              NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                               MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
STATES                       PROPERTIES   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

Oregon                               1    23,800,000          11.0     5.070         117      1.57       1.24     80.0       74.0
Wisconsin                            3    22,728,594          10.5     5.164         117      1.36       1.28     75.3       63.4
New York                             5    22,406,761          10.3     5.543         105      1.44       1.27     69.4       61.6
North Carolina                       3    18,497,861           8.5     5.301         118      1.42       1.25     79.4       67.0
Indiana                              2    16,555,959           7.6     5.555         118      1.36       1.36     79.8       67.0
Florida                              2    14,095,412           6.5     5.222         118      1.45       1.25     79.1       68.9
California                           2    11,200,000           5.2     4.990         118      1.54       1.22     69.2       63.9
California - Southern                2    11,200,000           5.2     4.990         118      1.54       1.22     69.2       63.9
Tennessee                            3    10,637,229           4.9     5.795         119      1.25       1.25     77.5       63.9
Mississippi                          1    10,090,464           4.6     5.490         119      1.27       1.27     79.5       66.6
Arizona                              2     9,700,000           4.5     5.146          98      1.65       1.49     72.4       71.4
South Carolina                       2     6,091,324           2.8     5.326         117      1.64       1.41     79.1       68.1
Michigan                             4     5,975,332           2.8     5.537         119      1.81       1.70     54.5       41.4
Ohio                                 1     5,700,000           2.6     5.136         119      1.63       1.30     79.8       71.0
Nebraska                             1     5,569,412           2.6     5.150         115      1.24       1.24     79.6       66.2
Kansas                               1     5,100,000           2.3     5.230         119      1.87       1.50     79.7       71.0
New Hampshire                        2     4,828,083           2.2     5.330         117      1.21       1.21     79.1       60.4
Alabama                              2     4,513,448           2.1     5.224         119      1.51       1.51     73.0       60.7
New Mexico                           1     3,537,980           1.6     5.500         116      1.56       1.56     70.8       59.5
Texas                                2     3,488,294           1.6     5.317         118      1.44       1.44     78.6       65.5
Oklahoma                             1     3,450,000           1.6     5.390         114      1.71       1.71     78.4       78.4
Georgia                              1     2,213,131           1.0     5.350         117      1.26       1.26     79.0       66.1
Kentucky                             1     2,120,624           1.0     5.460         118      1.28       1.28     80.0       67.0
Pennsylvania                         1     1,895,917           0.9     5.260         118      1.54       1.54     68.2       56.8
Nevada                               1     1,846,207           0.8     5.480         118      1.42       1.42     63.0       52.8
Illinois                             1     1,178,830           0.5     5.290         119      1.22       1.22     76.1       63.3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              46  $217,220,861        100.0%    5.315%         115     1.46X      1.32X    75.9%      65.8%
==================================================================================================================================

                                      I-20

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

PROPERTY TYPES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                              NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                               MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
PROPERTY TYPES               PROPERTIES   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

Manufactured Housing
   Manufactured Housing             3      10,179,598          4.7     5.468         118      1.43       1.43     73.2       61.4
----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                     3     $10,179,598         4.7%    5.468%         118     1.43X      1.43X    73.2%      61.4%
                             -----------------------------------------------------------------------------------------------------
Mixed Use
   Multifamily/Office               2      11,879,761          5.5     6.000         109      1.29       1.29     64.9       55.7
----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                     2     $11,879,761         5.5%    6.000%         109     1.29X      1.29X    64.9%      55.7%
                             -----------------------------------------------------------------------------------------------------
Multifamily
   Garden                          31     145,769,173         67.1     5.322         116      1.45       1.33     77.4       66.6
   Low-Rise                         5      27,819,412         12.8     5.026         117      1.53       1.32     72.8       66.7
   Student Housing                  2      15,500,000          7.1     5.178         118      1.53       1.22     77.7       68.6
   Mid-Rise                         3       6,072,917          2.8     5.224          89      1.58       1.34     73.4       64.8
----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                    41    $195,161,502        89.8%    5.265%         116     1.47X      1.32X    76.7%      66.7%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             46    $217,220,861       100.0%    5.315%         115     1.46X      1.32X    75.9%      65.8%
==================================================================================================================================

                                      I-21

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

MORTGAGE RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                              NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                               MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MORTGAGE RATES                    LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

<= 5.000                             3    17,550,000           8.1     4.961         117      1.57       1.23     70.8       65.4
5.001 - 5.500                       35   167,773,663          77.2     5.239         115      1.48       1.33     76.9       66.6
5.501 - 6.000                        6    23,091,078          10.6     5.855         114      1.29       1.29     71.1       60.4
6.001 - 6.500                        2     8,806,120           4.1     6.061         120      1.37       1.37     79.4       65.5
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              46  $217,220,861        100.0%    5.315%         115     1.46X      1.32X    75.9%      65.8%
==================================================================================================================================

Minimum: 4.910%
Maximum: 6.100%
Weighted Average: 5.315%

SEASONING
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                              NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                               MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
SEASONING                         LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

= 0                                  3     13,410,000           6.2     5.725        120      1.44       1.44     76.6       64.3
1 - 5                               40    188,481,100          86.8     5.241        116      1.47       1.31     76.4       66.4
6 - 11                               3     15,329,761           7.1     5.863        110      1.38       1.38     67.9       60.8
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              46   $217,220,861        100.0%    5.315%        115     1.46X      1.32X    75.9%      65.8%
==================================================================================================================================

Minimum: 0 mos.
Maximum: 11 mos.
Weighted Average: 3 mos.

                                      I-22

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

ORIGINAL TERMS TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                              NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
ORIGINAL TERM TO STATED        MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                   LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

<= 60                                1     2,750,000           1.3     5.150           55     1.43       1.14     74.3       70.6
61 - 84                              1     5,000,000           2.3     5.170           80     1.57       1.26     72.9       71.0
85 - 120                            44   209,470,861          96.4     5.321          117     1.46       1.32     75.9       65.7
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              46  $217,220,861        100.0%    5.315%          115    1.46X      1.32X    75.9%      65.8%
==================================================================================================================================

Minimum: 60 mos.
Maximum: 120 mos.
Weighted Average: 118 mos.

REMAINING TERMS TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                          PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                               NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
REMAINING TERM TO STATED        MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                    LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 60                                 1     2,750,000           1.3     5.150          55       1.43      1.14     74.3       70.6
61 - 84                               1     5,000,000           2.3     5.170          80       1.57      1.26     72.9       71.0
85 - 120                             44   209,470,861          96.4     5.321         117       1.46      1.32     75.9       65.7
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               46  $217,220,861        100.0%    5.315%         115      1.46X     1.32X    75.9%      65.8%
===================================================================================================================================

Minimum: 55 mos.
Maximum: 120 mos.
Weighted Average: 115 mos.

                                      I-23

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

ORIGINAL AMORTIZATION TERMS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                              NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
ORIGINAL AMORTIZATION          MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
TERM (MOS.)                       LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest Only                       2     8,150,000           3.8     5.234         116      1.72      1.72     74.6      74.6
  241 - 300                           5    10,451,203           4.8     5.568         118      1.48      1.41     74.6      57.9
  301 - 360                          38   197,480,127          90.9     5.305         115      1.45      1.30     76.2      66.3
---------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                            45  $216,081,330         99.5%    5.315%         115     1.46X     1.32X    76.1%     66.2%

FULLY AMORTIZING LOANS
  61 - 120                            1     1,139,531           0.5     5.250         119      1.40      1.40     27.8       0.5
---------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                             1    $1,139,531          0.5%    5.250%         119     1.40X     1.40X    27.8%      0.5%
---------------------------------------------------------------------------------------------------------------------------------
Total:                               46  $217,220,861        100.0%    5.315%         115     1.46x     1.32x    75.9%     65.8%
=================================================================================================================================

Minimum: 120 mos.
Maximum: 360 mos.
Weighted Average: 356 mos.

REMAINING AMORTIZATION TERMS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                              NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
REMAINING AMORTIZATION         MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
TERM (MOS.)                       LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

BALLOON
  Interest Only                      2     8,150,000          3.8       5.234        116      1.72      1.72      74.6       74.6
  241 - 300                          5    10,451,203          4.8       5.568        118      1.48      1.41      74.6       57.9
  301 - 360                         38   197,480,127         90.9       5.305        115      1.45      1.30      76.2       66.3
----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                           45  $216,081,330        99.5%      5.315%        115     1.46X     1.32X     76.1%      66.2%

FULLY AMORTIZING LOANS
  61 - 120                           1     1,139,531          0.5       5.250        119      1.40      1.40      27.8        0.5
----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                            1    $1,139,531         0.5%      5.250%        119     1.40X     1.40X     27.8%       0.5%
----------------------------------------------------------------------------------------------------------------------------------
Total:                              46  $217,220,861       100.0%      5.315%        115     1.46x     1.32x     75.9%      65.8%
==================================================================================================================================

Minimum: 119 mos.
Maximum: 360 mos.
Weighted Average: 354 mos.

                                      I-24

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WEIGHTED  WEIGHTED
                                                           PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                                NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
DEBT SERVICE COVERAGE            MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIO (X)                           LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

1.11 - 1.20                            2     8,830,184           4.1     5.534         118      1.19       1.19      78.8     64.1
1.21 - 1.30                           12    53,807,646          24.8     5.535         116      1.26       1.26      75.7     63.2
1.31 - 1.40                            6    29,421,467          13.5     5.302         117      1.34       1.34      75.4     62.0
1.41 - 1.50                            7    18,845,050           8.7     5.566         109      1.43       1.39      76.8     65.8
1.51 - 1.60                           10    72,989,513          33.6     5.128         115      1.56       1.27      76.1     68.5
1.61 - 1.70                            2    12,050,000           5.5     5.017         117      1.62       1.28      76.6     69.5
1.71 - 1.80                            3    12,150,000           5.6     5.269         116      1.73       1.62      76.4     73.0
1.81 - 1.90                            1     5,100,000           2.3     5.230         119      1.87       1.50      79.7     71.0
1.91 - 2.00                            1     1,427,000           0.7     5.320         118      1.94       1.45      78.6     64.3
2.01 - 2.50                            1     1,500,000           0.7     5.300         119      2.12       1.71      47.9     41.9
2.51 - 3.00                            1     1,100,000           0.5     5.440         120      2.61       2.61      39.3     29.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                46  $217,220,861        100.0%    5.315%         115     1.46X      1.32X     75.9%    65.8%
===================================================================================================================================

Minimum: 1.19x
Maximum: 2.61x
Weighted Average: 1.46x

POST IO PERIOD DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       WEIGHTED  WEIGHTED
                                                           PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                                NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
POST IO PERIOD DEBT SERVICE      MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
COVERAGE RATIO (X)                  LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1.11 - 1.20                            4    20,880,184           9.6     5.295         109      1.37       1.19      78.4   67.7
1.21 - 1.30                           20   121,757,646          56.1     5.284         115      1.44       1.25      76.2   66.7
1.31 - 1.40                            6    29,421,467          13.5     5.302         117      1.34       1.34      75.4   62.0
1.41 - 1.50                            9    26,622,050          12.3     5.497         119      1.59       1.44      78.2   66.8
1.51 - 1.60                            3     7,789,513           3.6     5.354         117      1.57       1.57      69.7   58.2
1.71 - 1.80                            3     9,650,000           4.4     5.245         116      1.78       1.72      70.4   69.5
2.51 - 3.00                            1     1,100,000           0.5     5.440         120      2.61       2.61      39.3   29.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                46  $217,220,861        100.0%    5.315%         115     1.46X      1.32X     75.9%  65.8%
====================================================================================================================================

Minimum: 1.14x
Maximum: 2.61x
Weighted Average: 1.32x

                                      I-25

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED  WEIGHTED
                                                     PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                          NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                           MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
LOAN-TO-VALUE RATIO (%)       LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                      1     1,139,531           0.5     5.250          119     1.40      1.40      27.8       0.5
30.1 - 40.0                      1     1,100,000           0.5     5.440          120     2.61      2.61      39.3      29.9
40.1 - 50.0                      1     1,500,000           0.7     5.300          119     2.12      1.71      47.9      41.9
60.1 - 70.0                      6    23,177,502          10.7     5.591          114     1.41      1.34      66.0      57.2
70.1 - 75.0                      8    39,544,138          18.2     5.136          108     1.51      1.35      72.9      66.1
75.1 - 80.0                     29   150,759,690          69.4     5.319          118     1.44      1.30      79.1      68.1
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          46  $217,220,861        100.0%    5.315%          115    1.46X     1.32X     75.9%     65.8%
=============================================================================================================================

Minimum: 27.8%
Maximum: 80.0%
Weighted Average: 75.9%

BALLOON LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                          PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                               NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
BALLOON LOAN-TO-VALUE           MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIO (%)                          LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

0.1 - 10.0                             1     1,139,531          0.5      5.250         119      1.40      1.40      27.8       0.5
20.1 - 30.0                            1     1,100,000          0.5      5.440         120      2.61      2.61      39.3      29.9
40.1 - 50.0                            1     1,500,000          0.7      5.300         119      2.12      1.71      47.9      41.9
50.1 - 55.0                            1     1,846,207          0.8      5.480         118      1.42      1.42      63.0      52.8
55.1 - 60.0                            5    19,669,274          9.1      5.744         113      1.40      1.40      66.8      56.7
60.1 - 65.0                           12    39,888,354         18.4      5.276         117      1.36      1.30      75.2      62.4
65.1 - 70.0                           17    92,277,495         42.5      5.356         118      1.40      1.29      78.3      66.8
70.1 - 80.0                            8    59,800,000         27.5      5.131         111      1.61      1.32      78.2      72.6
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                46  $217,220,861       100.0%     5.315%         115     1.46X     1.32X     75.9%     65.8%
===================================================================================================================================

Minimum: 0.5%
Maximum: 78.4%
Weighted Average: 65.8%

AMORTIZATION TYPES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  WEIGHTED  WEIGHTED
                                                      PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                           NUMBER OF     AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                            MORTGAGE  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE    PERIOD      DATE   BALLOON
AMORTIZING TYPES               LOANS   BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon               30    117,043,861         53.9     5.477          117      1.33      1.33      75.3      62.6
Interest Only                     2      8,150,000          3.8     5.234          116      1.72      1.72      74.6      74.6
Interest Only, Then
   Amortizing Balloon            14     92,027,000         42.4     5.116          114      1.60      1.27      76.6      69.2
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           46   $217,220,861       100.0%    5.315%          115     1.46X     1.32X     75.9%     65.8%
===============================================================================================================================

                                      I-26

                                   APPENDIX I
                           MORTGAGE POOL INFORMATION
                                   TOTAL POOL

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)
-----------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                           NOV-05          NOV-06           NOV-07          NOV-08
-----------------------------------------------------------------------------------------------------------
Locked Out                                       100.00%         100.00%          100.00%          97.85%
Yield Maintenance Total                            0.00%           0.00%            0.00%           2.15%
Open                                               0.00%           0.00%            0.00%           0.00%
-----------------------------------------------------------------------------------------------------------
TOTALS                                           100.00%         100.00%          100.00%         100.00%
-----------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                    $217,220,861    $215,533,244     $213,604,592    $211,382,818
% Initial Pool Balance                           100.00%          99.22%           98.34%          97.31%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                         NOV-09           NOV-10          NOV-11           NOV-12
-----------------------------------------------------------------------------------------------------------
Locked Out                                      97.88%           97.88%          97.90%           97.88%
Yield Maintenance Total                          2.12%            2.12%           2.10%            2.12%
Open                                             0.00%            0.00%           0.00%            0.00%
-----------------------------------------------------------------------------------------------------------
TOTALS                                         100.00%          100.00%         100.00%          100.00%
-----------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                  $208,781,399     $203,288,595    $199,778,987     $191,266,511
% Initial Pool Balance                          96.11%           93.59%          91.97%           88.05%
-----------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)
-----------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                           NOV-13          NOV-14           NOV-15
-----------------------------------------------------------------------------------------------------------

Locked Out                                        97.91%          87.81%            0.00%
Yield Maintenance Total                            2.09%           2.06%            0.00%
Open                                               0.00%          10.12%            0.00%
-----------------------------------------------------------------------------------------------------------
TOTALS                                           100.00%         100.00%            0.00%
-----------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                    $187,435,495    $183,392,045               $0
% Initial Pool Balance                            86.29%          84.43%            0.00%
-----------------------------------------------------------------------------------------------------------

Notes:

(1) The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2) See Appendix II of the Prospectus Supplement for a description of the Yield
Maintenance

                                      I-27

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------------------
   MORTGAGE      CMSA         CMSA      MORTGAGE        LOAN
   LOAN NO.    LOAN NO.   PROPERTY NO.  LOAN SELLER(1)  GROUP  PROPERTY NAME(2)
---------------------------------------------------------------------------------------------------------------------------

      1            1         1-001      MSMC              1    261 Fifth Avenue
                   2                                           U-Store-It Portfolio Roll-up
      2                      2-001      LaSalle           1    1234 Route 46 West (I)
      3                      2-002      LaSalle           1    349 West Hillsboro Boulevard (I)
      4                      2-003      LaSalle           1    6100 West Atlantic Avenue (I)
      5                      2-004      LaSalle           1    11400 East Tamiami Trail (I)
      6                      2-005      LaSalle           1    8250 North Tamiami Trail (I)
      7                      2-006      LaSalle           1    Cleveland Avenue (I)
      8                      2-007      LaSalle           1    35 Winthrop Avenue (I)
      9                      2-008      LaSalle           1    115 Amsdell Road (I)
      10                     2-009      LaSalle           1    Stonebrook Parkway (I)
      11                     2-010      LaSalle           1    2200 Heritage Drive (I)
      12                     2-011      LaSalle           1    5500 NW 15th Street II (I)
      13                     2-012      LaSalle           1    Military Trail (I)
      14                     2-013      LaSalle           1    30 West 330 Butterfield Road (I)
      15                     2-014      LaSalle           1    Burlingame/Prairie/Pride (I)
      16                     2-015      LaSalle           1    700 West 40th Street II (I)
      17                     2-016      LaSalle           1    409 South McClintock Drive (I)
      18                     2-018      LaSalle           1    1004 South Milwaukee Avenue North (I)
      19                     2-017      LaSalle           1    9530 Dawnadele Avenue (I)
      20                     2-019      LaSalle           1    920 West Chatham St. (I)
      21                     2-020      LaSalle           1    3380 North Post Road (I)
      22                     2-021      LaSalle           1    1235 South Meridian Road (I)
      23                     2-022      LaSalle           1    382 West Harden St. (I)
      24                     2-023      LaSalle           1    802 West 40th Street I (I)
      25                     2-024      LaSalle           1    Shaffer Street SE (I)
      26                     2-025      LaSalle           1    708 Montlimar Park (I)
      27                     2-026      LaSalle           1    950 North Tippecanoe (I)
      28                     2-027      LaSalle           1    South Main Street (I)
      29                     2-028      LaSalle           1    1089 East Avenue (I)
      30                     2-029      LaSalle           1    Ecorse Road (I)
      31           3         3-001      MSMC              1    Hilltop Mall
      32           4         4-001      MSMC              1    Quakerbridge Plaza
      33           5         5-001      PCF               1    Crown Ridge at Fair Oaks
      34           6         6-001      LaSalle           1    Maitland Promenade
      35           7         7-001      LaSalle           1    The Center at Rancho Niguel I
      36           8         8-001      MSMC              1    Wilshire Park Place
      37           9         9-001      MSMC              1    Hilton Christiana Hotel
      38          10         10-001     MSMC              1    5455 Wilshire Boulevard
      39          11         11-001     LaSalle           1    Shelby Town Center
      40          12         12-001     MSMC              1    Tri-Center Plaza
      41          13         13-001     LaSalle           2    Kings Court Apartments
                  14                                           Danube Properties Portfolio - Roll-up
      42                     14-001     LaSalle           1    Uptown Villas Apartments (II)
      43                     14-002     LaSalle           1    First and Pennsylvania Apartments (II)
      44                     14-003     LaSalle           1    Pine Terrace Apartments (II)
      45                     14-004     LaSalle           1    Redwood Terrace Apartments (II)
      46                     14-005     LaSalle           1    Casa Flores Apartments (II)
      47                     14-006     LaSalle           1    Tavern Road SS (II)
      48                     14-007     LaSalle           1    Alpine SS (II)
      49                     14-008     LaSalle           1    Emerson Office (II)
      50          15         15-001     LaSalle           1    Laguna Niguel Town Center
      51          16         16-001     LaSalle           1    Leesburg III & 741 Miller Drive
      52          17         17-001     MSMC              1    Westway Industrial
      53          18         18-001     LaSalle           1    Lowes - San Francisco
      54          19         19-001     LaSalle           1    One Chesterfield Place
      55          20         20-001     MSMC              1    Freshwater Commons
      56          21         21-001     MSMC              1    Lido Beach Holiday Inn
      57          22         22-001     MSMC              1    Hilton Garden Inn Omaha
      58          23         23-001     MSMC              1    Trident Business Park
      59          24         24-001     PCF               1    Fairfield Gateway
      60          25         25-001     MSMC              1    3350 Wilshire Blvd.
      61          26         27-001     MSMC              1    Padden Market Center
      62          27         26-001     PCF               1    The Plaza at Windward Phase II
      63          28         28-001     PCF               1    Oglethorpe Plaza Shopping Center
      64          29         29-001     PCF               1    NEC  Route 23 & Morse Avenue
      65          30         30-001     MSMC              1    Sawtelle Place
      66          31         31-001     MSMC              1    Central Valley Marketplace
      67          32         32-001     MSMC              1    Atlantic Medical Center
      68          33         33-001     MSMC              1    West Pavilion I & II
                                                               Bronx Multifamily Portfolio Roll-up
      69          34         34-001     MSMC              2    Bronx Multifamily Portfolio - 1770 Grand Concourse (A)
      70          35         35-001     MSMC              2    Bronx Multifamily Portfolio - 1650 Selwyn Ave (A)
      71          36         36-001     LaSalle           1    Aliso Viejo Town Center
      72          37         37-001     MSMC              1    Sam's Club - Addison
      73          38         38-001     MSMC              2    Tiberon Trails Apartments
      74          39         39-001     LaSalle           1    Santa Margarita Marketplace
      75          40         40-001     MSMC              1    Crossroads Shopping Center
      76          41         41-001     LaSalle           1    Sixth Avenue West
      77          42         42-001     MSMC              1    Park Slope Plaza
      78          43         43-001     LaSalle           1    Indian Creek Shopping Center
      79          44         44-001     LaSalle           2    Westwind Apartments
      80          45         45-001     MSMC              1    Oxford Center
      81          46         46-001     MSMC              1    Cold Stone Creamery Headquarters
      82          47         47-001     MSMC              1    Holly Pond Plaza
      83          48         48-001     PCF               1    Parkway Town Centre
      84          49         49-001     LaSalle           1    Mammoth Professional Building
      85          50         50-001     MSMC              1    880 Holcomb Bridge Road
      86          51         51-001     MSMC              1    Seaboard Building
      87          52         52-001     MSMC              2    The Pines Apartments
      88          53         53-001     MSMC              1    145 Fairfax Avenue
      89          54         54-001     MSMC              1    MGI Building
      90          55         55-001     LaSalle           2    Malibu Apartments
      91          56         56-001     MSMC              2    Springdale Apartments
      92          57         57-001     MSMC              1    Clarion Townhouse Hotel
      93          58         58-001     MSMC              1    Mill Creek Manor Townhouses
      94          59         59-001     MSMC              1    College Park Holiday Inn
      95          60         60-001     MSMC              1    Hampton Inn Rogers
      96          61         61-001     MSMC              1    Hilton Garden Inn Maple Grove
                  62                                           Pennsylvania Retail Portfolio Roll-up
      97                     62-001     MSMC              1    Pennsylvania Retail Portfolio - Roomful Express (III)
      98                     62-002     MSMC              1    Pennsylvania Retail Portfolio - Office Max (III)
      99          63         63-001     LaSalle           1    The Center at Rancho Niguel II
     100          64         64-001     LaSalle           1    Tate Medical
                  65                                           The Village Plaza and Dollar General Portfolio Roll-up
     101                     65-001     LaSalle           1    The Village Plaza (IV)
     102                     65-002     LaSalle           1    Dollar General - Janesville (IV)
     103                     65-003     LaSalle           1    Dollar General - Kewaunee (IV)
     104          66         66-001     MSMC              1    Country Inn & Suites Orlando
     105          67         67-001     MSMC              2    Parkwood Village Townhomes
     106          68         68-001     MSMC              1    Courtyard by Marriott Gastonia
     107          69         69-001     MSMC              1    Trocam Plaza
     108          70         70-001     MSMC              1    Hampton Inn - Liberty
     109          71         71-001     LaSalle           1    Broadway Medical Office
     110          72         72-001     MSMC              1    Holiday Inn Atlanta
     111          73         73-001     MSMC              1    Hampton Inn Columbia
     112          74         74-001     MSMC              1    Hampton Inn Orlando
     113          75         75-001     MSMC              1    Canton Center Crossing
     114          76         76-001     LaSalle           1    Opus Plaza
     115          77         77-001     MSMC              1    Monroe Town Center
     116          78         78-001     LaSalle           2    Willowdaile Apartments
     117          79         79-001     LaSalle           1    High Country Plaza
     118          80         80-001     MSMC              1    Hampton Inn Atlanta
     119          81         81-001     MSMC              1    60 Dodge Avenue
     120          82         82-001     MSMC              2    942-960 Avenue St. John
     121          83         83-001     MSMC              1    Stewart Square
     122          84         84-001     LaSalle           2    Dayton Square
     123          85         85-001     MSMC              1    Sovereign Best Western Hotel
     124          86         86-001     MSMC              2    Tivoli Apartments
     125          87         87-001     LaSalle           1    Hampton Inn - Rehoboth Beach
                                                               Boston Post Portfolio Roll-up
     126          88         88-001     MSMC              1    Boston Post Portfolio - Equinox (B)
     127          89         89-001     MSMC              1    Boston Post Portfolio - Solare (B)
     128          90         90-001     MSMC              1    1341 W Newport Center Drive
     129          91         91-001     MSMC              1    Metrolink Business Park
     130          92         92-001     LaSalle           1    Broadway Plaza
     131          93         93-001     MSMC              1    South Point Office Buildings I & III
     132          94         94-001     MSMC              1    All Seasons West Chester
     133          95         95-001     LaSalle           2    Wood Creek Apartments
     134          96         96-001     LaSalle           2    Crown Crossing Apartment
     135          97         97-001     LaSalle           2    Creekwood Apartments
                  98                                           Evans Best and Martinez Self-Storage Portfolio Roll-up
     136                     98-001     LaSalle           1    Evans Best Self Storage (V)
     137                     98-002     LaSalle           1    Martinez Self Storage (V)
     138          99         99-001     MSMC              2    Gateway Park Apartments
     139          100       100-001     LaSalle           1    Staybridge Suites by Holiday Inn Middleton
     140          101       101-001     LaSalle           1    Riverhill Station Professional Center
     141          102       102-001     MSMC              1    Best Buy Shopping Center
     142          103       103-001     LaSalle           1    7966 Beverly Boulevard
     143          104       104-001     LaSalle           1    Holiday Inn - Albany
     144          105       105-001     MSMC              1    10 Research Parkway
     145          106       106-001     MSMC              1    Brookview Village Plaza
     146          107       107-001     MSMC              1    Valley West Center
     147          108       108-001     MSMC              1    Hampton Inn Joliet 55
     148          109       109-001     MSMC              2    Diplomat Apartments
     149          110       110-001     MSMC              1    Waterstone Place
     150          111       111-001     LaSalle           2    Riverwalk Apartments
     151          112       112-001     LaSalle           1    Staybridge Suites by Holiday Inn Madison East
     152          113       113-001     MSMC              1    All Seasons Downingtown
     153          114       114-001     LaSalle           1    Moulton Niguel Plaza
     154          115       115-001     MSMC              2    Rosewood Apartments
     155          116       116-001     MSMC              1    Nyberg Retail Center
     156          117       117-001     LaSalle           1    State Street Storage
     157          118       118-001     MSMC              1    Hampton Inn Joliet 80
     158          119       119-001     MSMC              1    Hampton Inn Milwaukee Airport
     159          120       120-001     LaSalle           1    Sunset Mobile Home Park
     160          121       121-001     LaSalle           1    Riverhill Professional Center
                                                               MidVale Portfolio Roll-up
     161          122       122-001     LaSalle           1    MidVale Storage (C )
     162          123       123-001     LaSalle           1    MidVale RV  (C )
     163          124       124-001     LaSalle           2    Hide-A-Way RV Resort
     164          125       125-001     MSMC              1    Chesterton Wiseway
     165          126       126-001     MSMC              1    Hillcrest Plaza
     166          127       127-001     LaSalle           1    Walgreens - Longmont
     167          128       128-001     LaSalle           1    Glendale Associates
     168          129       129-001     MSMC              2    University Square Apartments
     169          130       130-001     LaSalle           1    Galleria
     170          131       131-001     LaSalle           1    Strand Storage-870 Frontage Road
     171          132       132-001     MSMC              1    FedEx - Tucson
     172          133       133-001     LaSalle           1    Centre North II
     173          134       134-001     PCF               1    10420 Bubb Road
     174          135       135-001     MSMC              1    Pinecroft Medical Plaza
     175          136       136-001     MSMC              1    Avis 14
     176          137       137-001     LaSalle           1    Burt Estates MHP
     177          138       138-001     LaSalle           1    Strand Storage-2787 HWY 501 East
     178          139       139-001     UCMFI             1    Holly Hill Self Storage
     179          140       140-001     MSMC              1    Comfort Inn & Suites - Daytona Beach
     180          141       141-001     MSMC              1    Eckerds- Falls Church
     181          142       142-001     MSMC              1    Best Buy North Charleston
     182          143       143-001     LaSalle           1    Walgreens - Mansfield, OH
     183          144       144-001     LaSalle           1    Store Safe Redlands
                                                               Xtra Value Portfolio Roll-up
     184          145       145-001     LaSalle           1    Xtra Value - Townlake-Hillside Self Storage (D)
     185          146       146-001     LaSalle           1    Xtra Value - Del Norte Self Storage (D)
     186          147       147-001     LaSalle           1    Xtra Value - Storage Solutions (D)
     187          148       148-001     MSMC              1    Centennial Square Shopping Center
     188          149       149-001     MSMC              1    Eckerds Mt. Lebanon
     189          150       150-001     LaSalle           1    Orleans Place
     190          151       151-001     LaSalle           2    Mallard Pointe Apartments
     191          152       152-001     LaSalle           1    Lagoon Property
     192          153       153-001     MSMC              1    South Trails Shopping Center
     193          154       154-001     MSMC              1    FedEx - Las Vegas
                  155                                          GSOP Portfolio Roll-up
     194                    155-001     LaSalle           1    Penske (VI)
     195                    155-002     LaSalle           1    SISSCO (VI)
     196                    155-003     LaSalle           1    Doussan (VI)
     197                    155-004     LaSalle           1    Jerry Pate Turf & Irrigation (VI)
     198          156       156-001     LaSalle           1    Shoppes at Brea
     199          157       157-001     LaSalle           1    Chattanooga Hampton Inn
     200          158       158-001     MSMC              1    Pine Tree Plaza
     201          159       159-001     MSMC              1    Tivoli Shoppes
     202          160       160-001     MSMC              1    Eden Park
     203          161       161-001     MSMC              1    Cordova Village Shopping Center
                  162                                          All Seasons Portfolio Roll-up
     204                    162-001     MSMC              1    All Seasons Granville (VII)
     205                    162-002     MSMC              1    All Seasons Heath (VII)
     206                    162-003     MSMC              1    All Seasons Zanesville (VII)
     207                    162-004     MSMC              1    All Seasons Hebron (VII)
     208          163       163-001     LaSalle           1    Walgreens-Newport News, VA
     209          164       164-001     LaSalle           2    Sage West MHP
     210          165       165-001     LaSalle           1    Bluffton Office Building
     211          166       166-001     MSMC              1    Huntington Plaza
     212          167       167-001     MSMC              2    Summer Oaks Apartments
     213          168       168-001     LaSalle           1    Walgreens - Firestone
     214          169       169-001     LaSalle           1    Del Mar Office
     215          170       170-001     LaSalle           1    Walgreens-Riverview, MI
     216          171       171-001     MSMC              1    Shades Brook Office
     217          172       172-001     MSMC              1    Walgreens - Noblesville
     218          173       173-001     MSMC              1    Regency Walk
     219          174       174-001     LaSalle           2    Burns Hills Apartments
     220          175       175-001     LaSalle           1    Paradise Shoppes at Cocoa
     221          176       176-001     MSMC              1    300 Shawnee North
     222          177       177-001     PCF               1    Bosley Building
     223          178       178-001     LaSalle           2    Maple Ridge Apartments
     224          179       179-001     MSMC              1    Comfort Suites Salisbury, NC
     225          180       180-001     LaSalle           1    Capital Self Storage
     226          181       181-001     MSMC              1    Coldwater Creek Plaza
     227          182       182-001     MSMC              1    Fairfield Inn Greenville
     228          183       183-001     MSMC              1    Bowie Tweeters
     229          184       184-001     LaSalle           1    Chestnut Hill
     230          185       185-001     UCMFI             1    Hialeah Social Security
     231          186       186-001     MSMC              1    308-314 N. Brand Blvd.
                                                               Hartford Multifamily Portfolio Roll-up
     232          187       187-001     MSMC              1    Hartford Multifamily Portfolio - 86 Webster Street (E)
     233          188       188-001     MSMC              1    Hartford Multifamily Portfolio - 262 Maple Avenue (E)
                  189                                          Strauss LP Portfolio
     234                    189-001     LaSalle           1    Juniper Hill Apartments (VIII)
     235                    189-002     LaSalle           1    DEA Office (VIII)
     236          190       190-001     MSMC              1    Lake Sahara
     237          191       191-001     MSMC              1    All Seasons Bloomington
     238          192       192-001     MSMC              2    2760 Jerome Ave Apartments
     239          193       193-001     MSMC              1    Planet Plaza Building
     240          194       194-001     LaSalle           1    Holiday Inn Express - Brevard, NC
     241          195       195-001     LaSalle           1    Northpoint Office Building
     242          196       196-001     LaSalle           1    Commerce Pointe - Buildings 15 & 16
     243          197       197-001     LaSalle           1    Dollar Tree Plaza
     244          198       198-001     LaSalle           1    Stonegate Commercial Building
     245          199       199-001     LaSalle           1    Sashabaw Plaza
     246          200       200-001     LaSalle           1    Plaza 93
     247          201       201-001     LaSalle           1    Olive Road Mini Storage
     248          202       202-001     LaSalle           1    Castle Self Storage
     249          203       203-001     LaSalle           1    Rialto Covenant Group-Rialto
     250          204       204-001     MSMC              1    399 Wegner Drive
     251          205       205-001     UCMFI             1    525 Technology Court
     252          206       206-001     PCF               1    The Prescott Valley Commercial 2nd Street Plaza
     253          207       207-001     LaSalle           1    Lettween - Storage Max Glendale
     254          208       208-001     MSMC              1    Roy West Retail Center
     255          209       209-001     LaSalle           2    Sherwood Park Apartments
     256          210       210-001     LaSalle           2    Kingsbridge Apartments
     257          211       211-001     MSMC              1    The Laundry
     258          212       212-001     LaSalle           2    Cedar Ridge Apartments
     259          213       213-001     UCMFI             1    Ganassa Tile
     260          214       214-001     LaSalle           1    Thomasville Shopping Center
     261          215       215-001     LaSalle           2    Quail Forest Apartments
     262          216       216-001     MSMC              1    Office Max - Vincennes
                  217                                          Pac Rat Self Storage Portfolio Roll-up
     263                    217-001     LaSalle           1    Pac Rat Self Storage I (IX)
     264                    217-002     LaSalle           1    Pac Rat Self Storage II (IX)
     265          218       218-001     LaSalle           2    Raintree Apartments
     266          219       219-001     LaSalle           1    Hudson Bridge
     267          220       220-001     LaSalle           1    Palma Plaza
     268          221       221-001     LaSalle           2    Rosewood Manor
     269          222       222-001     LaSalle           1    AAA Security Self Storage
     270          223       223-001     UCMFI             1    Eadeh Properties II
     271          224       224-001     LaSalle           1    Towne Plaza
     272          225       225-001     LaSalle           1    Staples - Cold Spring, KY
     273          226       226-001     MSMC              2    Woodstream Farms Apartments
     274          227       227-001     LaSalle           2    Briarwood Apartments
     275          228       228-001     LaSalle           1    Lettween Storage Max Phoenix
     276          229       229-001     LaSalle           2    Waring Park Apartments
     277          230       230-001     LaSalle           1    Arville Beltway Industrial
                  231                                          Levee MHP and Fairmount MHP Portfolio Roll-up
     278                    231-001     LaSalle           1    Levee MHP (X)
     279                    231-002     LaSalle           1    Fairmount MHP (X)
     280          232       232-001     LaSalle           2    Brighton Court Apartments
     281          233       233-001     MSMC              1    900 Penn Ave
     282          234       234-001     LaSalle           2    Gentry Manor MHC
     283          235       235-001     LaSalle           1    Cordova Station South
     284          236       236-001     LaSalle           1    McNeal Office Properties
     285          237       237-001     MSMC              1    Cosby Way
     286          238       238-001     MSMC              1    Ovilla Shopping Center
     287          239       239-001     LaSalle           1    Blue Bee Jeans
     288          240       240-001     MSMC              1    FedEx Columbus
     289          241       241-001     LaSalle           1    Starbucks & Hollywood Video Retail
     290          242       242-001     MSMC              1    Eastern & St. Rose
     291          243       243-001     LaSalle           2    Heon Court Apartments
     292          244       244-001     PCF               1    70 Old Turnpike Road
     293          245       245-001     LaSalle           1    Lake Bluff Oaks MHC
     294          246       247-001     LaSalle           2    Town and Country Apartments
     295          247       246-001     UCMFI             1    Fontana Office
     296          248       248-001     LaSalle           1    Town Square of Chanhassen
     297          249       249-001     LaSalle           1    Cypress Sands MHP
     298          250       250-001     UCMFI             1    Molalla Bi-Mart
     299          251       251-001     LaSalle           1    Potbelly & Noodles Retail Building
     300          252       252-001     LaSalle           1    Stroh Ranch
     301          253       253-001     LaSalle           1    Lettween - Safeguard Portland
     302          254       254-001     LaSalle           2    Oak Manor Apartments
     303          255       255-001     LaSalle           2    7 North Goodman
     304          256       256-001     LaSalle           1    Walgreens-Sterling
     305          257       257-001     LaSalle           1    Tractor Supply
     306          258       258-001     UCMFI             1    Otter Creek Village
     307          259       259-001     LaSalle           1    The Shops of Mt. Airy
     308          260       260-001     LaSalle           1    Walgreens-Hoffman Estates
     309          261       261-001     LaSalle           1    Palo Verde Self Storage
     310          262       262-001     LaSalle           1    Walmer Avenue
     311          263       263-001     LaSalle           1    Lakeover Center
     312          264       264-001     MSMC              1    Renal Care Building
                  265                                          Matterhorn Rd. and Brantley Portfolio Roll-up
     313                    265-001     UCMFI             1    Matterhorn Rd.(XI)
     314                    265-002     UCMFI             1    Brantley (XI)
     315          266       266-001     LaSalle           2    Cornell Apartments
     316          267       267-001     UCMFI             1    Belpointe Retail
     317          268       268-001     LaSalle           2    Maple Creek Apartments
     318          269       269-001     LaSalle           1    Lincoln Avenue Plaza
     319          270       270-001     LaSalle           1    Beck Retail
     320          271       271-001     LaSalle           1    McDonough Parkway Retail
     321          272       272-001     LaSalle           2    St. Clair Village Apartments
     322          273       273-001     LaSalle           1    American Patriot Self Storage
     323          274       274-001     UCMFI             1    Larimer Street Office
     324          275       275-001     MSMC              1    Surrey Ridge Apartments
     325          276       276-001     LaSalle           1    Lettween - Storage Max Visalia
     326          277       277-001     UCMFI             1    Prescott Retail
     327          278       278-001     LaSalle           1    Chase - Denver
     328          279       279-001     UCMFI             1    Richland Retail Center

                                                               TOTALS AND WEIGHTED AVERAGES:

---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.  STREET ADDRESS                                                                              CITY
---------------------------------------------------------------------------------------------------------------------------------

   1      261 Fifth Avenue                                                                            New York

   2      1234 Route 46 West                                                                          Clifton
   3      349 West Hillsboro Boulevard                                                                Deerfield Beach
   4      6100 West Atlantic Avenue                                                                   Delray Beach
   5      11400 East Tamiami Trail                                                                    Naples
   6      8250 North Tamiami Trail                                                                    Sarasota
   7      3333 Cleveland Avenue                                                                       Fort Myers
   8      35 Winthrop Avenue                                                                          New Rochelle
   9      115 Amsdell Road                                                                            Merritt Island
   10     8680 Stonebrook Parkway                                                                     Frisco
   11     2200 Heritage Drive                                                                         Lakeland
   12     550 NW 15th Street II                                                                       Margate
   13     12560 South Military Trail                                                                  Boynton Beach
   14     30 West 330 Butterfield Road                                                                Warrenville
   15     2621 Burlingame, 2645 Prairie Street, 1750 28th Street                                      Wyoming
   16     700 West 40th Street II                                                                     San Bernardino
   17     409 South McClintock Drive                                                                  Tempe
   18     1004 South Milwaukee Avenue North                                                           Wheeling
   19     9530 Dawnadele Avenue                                                                       Baton Rouge
   20     920 West Chatham Street                                                                     Cary
   21     3380 North Post Road                                                                        Indianapolis
   22     1235 South Meridian Road                                                                    Youngstown
   23     382 West Harden Street                                                                      Burlington
   24     802 West 40th Street I                                                                      San Bernardino
   25     3040 Saffer Southeast                                                                       Grand Rapids
   26     708 Montlimar Park                                                                          Mobile
   27     950 North Tippecanoe                                                                        San Bernardino
   28     23 South Main Street                                                                        East Windsor
   29     1089 East Avenue                                                                            Streamwood
   30     28266 Ecourse Road                                                                          Romulus
   31     2200 Hilltop Mall Rd                                                                        Richmond
   32     1A, 1-7 and 9-12 Quakerbridge Plaza Drive                                                   Hamilton
   33     4035 Ridge Top Road                                                                         Fairfax
   34     495 N. Keller Road                                                                          Maitland
   35     282011-282261 Crown Valley Parkway                                                          Laguna Niguel
   36     3700 Wilshire Boulevard                                                                     Los Angeles
   37     100 Continental Drive                                                                       Newark
   38     5455 Wilshire Boulevard                                                                     Los Angeles
   39     14125 Hall Road                                                                             Shelby Township
   40     5990 Sepulveda Blvd                                                                         Van Nuys
   41     16300 SW Estuary Drive                                                                      Beaverton

   42     4050 Third Avenue                                                                           San Diego
   43     3677 First Avenue                                                                           San Diego
   44     2960 Clairemont Drive                                                                       San Diego
   45     225 Redwood Street                                                                          San Diego
   46     3510 Front Street                                                                           San Diego
   47     856 Tavern Road                                                                             Alpine
   48     1849 Alpine Boulevard                                                                       Alpine
   49     2924 Emerson Road                                                                           San Diego
   50     30000 Town Center Drive                                                                     Laguna Niguel
   51     751 Miller Drive and 748-750 Miller Drive                                                   Leesburg
   52     Various                                                                                     Arlington
   53     1340 El Camino Real                                                                         San Bruno
   54     14755 N. Outer 40 Drive                                                                     Chesterfield
   55     51-71 Palomba Drive                                                                         Enfield
   56     233 Ben Franklin Drive                                                                      Sarasota
   57     1005 W. Dodge Street                                                                        Omaha
   58     7905-7997 West Sahara Avenue                                                                Las Vegas
   59     1305-1440 Gateway Boulevard                                                                 Fairfield
   60     3350 Wilshire Boulevard                                                                     Los Angeles
   61     8300 NE 137th Street                                                                        Vancouver
   62     5530 Windward Parkway                                                                       Alpharetta
   63     7929 Abercorn Street                                                                        Savannah
   64     NEC  Route 23 & Morse Avenue                                                                Butler
   65     2130 Sawtelle Avenue                                                                        Los Angeles
   66     2910 E Hatch Road; 1515-1571 Mitchell Road                                                  Ceres
   67     701 E. 28th Street                                                                          Long Beach
   68     3003 Tieton Drive & 406 South 30th Drive                                                    Yakima

   69     1770 Grand Concourse                                                                        Bronx
   70     1650 Selwyn Avenue                                                                          Bronx
   71     26775,26779,26781 Aliso Creek Road                                                          Aliso Viejo
   72     1006 North Rowhling Road                                                                    Addison
   73     1240 W. 52nd Drive                                                                          Merrillville
   74     30485 & 30491 Avenida de las Flores                                                         Rancho Santa Margarita
   75     3280 Gateway Street                                                                         Springfield
   76     350 Indiana Street                                                                          Golden
   77     449-459 Fifth Avenue                                                                        Brooklyn
   78     10555,10635 and 10625 Pendleton Pike                                                        Indianapolis
   79     1800 Joy Boulevard                                                                          Horn Lake
   80     3500 to 3548 West 8th Street                                                                Los Angeles
   81     9311 East Via de Ventura                                                                    Scottsdale
   82     1281 East Main Street                                                                       Stamford
   83     661 Sam Ridley Parkway                                                                      Smyrna
   84     14300 N. Northsight Boulevard                                                               Scottsdale
   85     880 Holcomb Bridge Road                                                                     Roswell
   86     1500 4th Avenue                                                                             Seattle
   87     720 Ivey Road                                                                               Graham
   88     145 South Fairfax Avenue                                                                    Los Angeles
   89     13400-13440 NE 16th Street                                                                  Bellevue
   90     11711 North 50th Street                                                                     Tampa
   91     2415 Springdale Road                                                                        Waukesha
   92     1615 Gervais Street                                                                         Columbia
   93     43 Baron Drive                                                                              Lancaster
   94     10000 Baltimore Avenue                                                                      College Park
   95     4501 West Walnut                                                                            Rogers
   96     6350 Vinewood Lane                                                                          Maple Grove

   97     200 Quinn Drive                                                                             Pittsburgh
   98     2201 Park Manor Boulevard                                                                   Pittsburgh
   99     28121, 28131, 28141 Crown Valley Parkway                                                    Laguna Niguel
  100     1501 Tate Boulevard, SE                                                                     Hickory

  101     2604 Humes Road                                                                             Janesville
  102     2019 Center Ave.                                                                            Janesville
  103     991 Marquette Drive                                                                         Kewaunee
  104     12191 South Apoka Vineland Road                                                             Lake Buena Vista
  105     6350 South 35th Street                                                                      Franklin
  106     1865 Remount Road                                                                           Gastonia
  107     4650 W. Tropicana Avenue                                                                    Las Vegas
  108     8551 N. Church Road                                                                         Kansas City
  109     4400 Broadway                                                                               Kansas City
  110     2061 N. Druid Hills Rd NE                                                                   Atlanta
  111     3410 Clark Lane                                                                             Columbia
  112     7110 S. Kirkman Road                                                                        Orlando
  113     6427-6541 Canton Center Road                                                                Canton
  114     7810 Shaffer Parkway                                                                        Littleton
  115     337 Applegarth Rd                                                                           Monroe Township
  116     3835 Guess Road                                                                             Durham
  117     15805 Bernardo Center Drive                                                                 San Diego
  118     1975 North Druid Hills Road NE                                                              Atlanta
  119     60 Dodge Avenue                                                                             North Haven
  120     942-960 Avenue St. John                                                                     Bronx
  121     235 N. Eastern Avenue                                                                       Las Vegas
  122     415 West Johnson Street, 424 West Dayton, 401 West Johnson                                  Madison
  123     1228 Western Avenue                                                                         Albany
  124     1820 Whitley Avenue                                                                         Hollywood
  125     4529 Highway One                                                                            Rehoboth Beach

  126     10531 West Boston Post Road                                                                 Mamaroneck
  127     1127 West Boston Post Road                                                                  Mamaroneck
  128     1341 West Newport Center Drive                                                              Deerfield Beach
  129     5160 Richton Street                                                                         Montclair
  130     32902-32990 Middlebelt & 29275-29315 14 Mile Road                                           Farmington Hills
  131     205, 215, 255 and 265 E Warm Springs Road                                                   Las Vegas
  132     1008 Greenhill Road                                                                         West Chester
  133     6910 Rumblewood Drive                                                                       Fort Wayne
  134     1762 Culver Court                                                                           Amelia
  135     416 Oriole Drive                                                                            McMinnville

  136     457 Columbia Industrial Blvd                                                                Evans
  137     109 Old Evans Road                                                                          Martinez
  138     301 Fort Crook Road South                                                                   Bellevue
  139     7790 Elmwood Drive                                                                          Middleton
  140     5005 Signal Bell Lane                                                                       Clarkesville
  141     8151 Blanding Boulevard                                                                     Jacksonville
  142     7966 Beverly Boulevard                                                                      Los Angeles
  143     2701 Dawson Road                                                                            Albany
  144     10 Research Parkway                                                                         Wallingford
  145     1214-1284 Hill Road North                                                                   Pickerington
  146     5000 Valley West Boulevard                                                                  Arcata
  147     3555 Mall Loop Drive                                                                        Joliet
  148     1837 Whitley Ave                                                                            Hollywood
  149     34500 North Highway 45                                                                      Third Lake
  150     410 East Marion Road                                                                        Wichita
  151     3301 City View Drive                                                                        Madison
  152     4600 Edges Mill Road                                                                        Downingtown
  153     28083 Moulton Parkway                                                                       Laguna Niguel
  154     5150 West Eugie Avenue                                                                      Glendale
  155     6900 SW Nyberg Street                                                                       Tualatin
  156     4001 State Street                                                                           Santa Barbara
  157     1521 Riverboat Center Drive                                                                 Joliet
  158     1200 W. College Avenue                                                                      Milwaukee
  159     1130 White Rock Road                                                                        El Dorado Hills
  160     6100 Day Long Lane                                                                          Clarkesville

  161     6565 South Headley Road                                                                     Tucson
  162     6569 South Headley Road                                                                     Tucson
  163     2206 Chaney Drive                                                                           Ruskin
  164     1600 Pioneer Trail                                                                          Chesterton
  165     603-619 North Belt Highway                                                                  Saint Joseph
  166     1770 N. Hover Street                                                                        Longmont
  167     130-144 N. Central Avenue                                                                   Glendale
  168     700 W. University Avenue                                                                    Flagstaff
  169     4025-4027 Watson Boulevard                                                                  Warner Robins
  170     870 Frontage Road                                                                           Myrtle Beach
  171     3601 East Columbia Street                                                                   Tucson
  172     8742 East 96th Street                                                                       Fishers
  173     10420 Bubb Road                                                                             Cupertino
  174     9191 Pinecroft Drive                                                                        Shenandoah
  175     710 Avis Drive                                                                              Ann Arbor
  176     300 North Daley Street                                                                      Diamond
  177     2787 Highway 501 East                                                                       Conway
  178     3110 Holly Hill Road                                                                        Alexandria
  179     730 N Atlantic Avenue                                                                       Daytona Beach
  180     6053 Leesburg Pike                                                                          Falls Church
  181     7612 River Avenue                                                                           Charleston
  182     1380 Lexington Avenue                                                                       Mansfield
  183     650 New York Street                                                                         Redlands

  184     1234 Townlake Drive & 1317 E. Hillside Road                                                 Laredo
  185     5115 San Francisco Avenue                                                                   Laredo
  186     1704 OWK Road                                                                               Laredo
  187     2231 East 17th Street                                                                       Idaho Falls
  188     410 Cooke Lane                                                                              Mount Lebanon
  189     1779 Kirby Parkway                                                                          Memphis
  190     1101 Hallbrook Drive                                                                        Columbia
  191     1400 Lagoon Ave. & 2919 Hennepin Ave.                                                       Minneapolis
  192     61331 South Highway 97                                                                      Bend
  193     1120 Trade Drive                                                                            Las Vegas

  194     6890 Pecue Lane                                                                             Baton Rouge
  195     12519 Airline Highway                                                                       Baton Rouge
  196     7052 Pecue Lane                                                                             Baton Rouge
  197     12485 Airline Highway                                                                       Baton Rouge
  198     215 & 275 West Birch Street                                                                 Brea
  199     3641 Cummings Highway                                                                       Chattanooga
  200     700 11th Street                                                                             Spencer
  201     17607 Gold Plaza                                                                            Omaha
  202     1725 & 1755 Oregon Pike                                                                     Lancaster
  203     1315-1357 N. Germantown Parkway                                                             Cordova

  204     6595 Columbus Street SW                                                                     Granville
  205     440 Industrial Parkway                                                                      Heath
  206     1295 Richey Road                                                                            Zanesville
  207     111 Lakewood Drive                                                                          Hebron
  208     9976 Jefferson Avenue                                                                       Newport News
  209     757 98th Street SW                                                                          Albuquerque
  210     11 Arley Way                                                                                Bluffton
  211     1600-1650 Algonquin Road                                                                    Hoffman Estates
  212     5770 Northwest 16th Street                                                                  Oklahoma City
  213     5969 Firestone Boulevard                                                                    Firestone
  214     11260 El Camino Real                                                                        San Diego
  215     17071 Fort Street                                                                           Riverview
  216     3300 Cahaba Road                                                                            Birmingham
  217     2375 Pleasant Street                                                                        Noblesville
  218     10230-10244 Atlantic Boulevard                                                              Jacksonville
  219     11 Burns Hill Road                                                                          Hudson
  220     2800 Clearlake Road                                                                         Cocoa
  221     300 Shawnee North Drive                                                                     Suwanee
  222     210 Allegheny Avenue                                                                        Towson
  223     3373 Regal Plaza Drive                                                                      Memphis
  224     1040 East Innes Street                                                                      Salisbury
  225     3861 Derry Street                                                                           Harrisburg
  226     1461 N. Dysart Road                                                                         Avondale
  227     48 Fisherman Lane                                                                           Greenville
  228     4501 Mitchelville Rd.                                                                       Bowie
  229     5069-5093 North Hamilton Rd.                                                                Columbus
  230     6500 West 21st Court                                                                        Hialeah
  231     308-314 N. Brand Boulevard                                                                  Glendale

  232     86 Webster Street                                                                           Hartford
  233     262 Maple Avenue                                                                            Hartford

  234     234 West Juniper Street                                                                     San Diego
  235     2425 La Brucherie Road                                                                      Imperial
  236     2760 - 2764 Lake Sahara Drive                                                               Las Vegas
  237     3950 Jonathan Drive                                                                         Bloomington
  238     2760 Jerome Avenue                                                                          Bronx
  239     670 Long Beach Blvd                                                                         Long Beach
  240     1570 Asheville Highway                                                                      Brevard
  241     824 U.S. Highway One                                                                        North Palm Beach
  242     28934 North Hancock Parkway & 27229 W. Turnberry Lane                                       Valencia
  243     12807 Highway 90                                                                            Luling
  244     3041 E. Flamingo Road                                                                       Las Vegas
  245     7743 Sashabaw Road                                                                          Independence Township
  246     3230-3290 North 93rd Street and 3310 N. 93rd Street                                         Omaha
  247     2640 E. Olive Road                                                                          Pensacola
  248     669 Bridge Street                                                                           North Weymouth
  249     1615, 1627 &1629 South Riverside Avenue                                                     Rialto
  250     399 Wegner Drive                                                                            West Chicago
  251     525 Technology Court                                                                        Riverside
  252     6594 & 6616 East 2nd Street                                                                 Prescott Valley
  253     9304 North 43rd Avenue                                                                      Glendale
  254     4800 South 3500 West                                                                        Roy
  255     6302 Robin Hood Lane                                                                        Huntsville
  256     30040 Kingsbridge Drive                                                                     Gibraltar
  257     566 Chestnut Street                                                                         Winnetka
  258     141 Frank Bone Road                                                                         Milledgeville
  259     10088 & 10088-A Tyler Court                                                                 Ijamsville
  260     15068 Hwy 19 South                                                                          Thomasville
  261     706 Montclair Drive                                                                         Wilmington
  262     619 Kimmel Road                                                                             Vincennes

  263     1260 East Butler Avenue                                                                     Greenville
  264     113 A Murray Drive                                                                          Mauldin
  265     2318 Raintree Court                                                                         Birmingham
  266     1765 Hudson Bridge Road                                                                     Stockbridge
  267     13808 East 14th Street                                                                      San Leandro
  268     2200 Rosewood Way                                                                           Louisville
  269     2288 North Mill Street                                                                      Winterville
  270     446 Lancaster Avenue                                                                        Frazer
  271     125 Foxfield Way                                                                            Pooler
  272     400 Crossroads Boulevard                                                                    Cold Spring
  273     200 Mitchell Road                                                                           Greenville
  274     8005 Umphress Road                                                                          Dallas
  275     2019 West Glendale Avenue                                                                   Phoenix
  276     4417 Powell Avenue                                                                          Memphis
  277     4255 & 4385 Wagon Trail Avenue                                                              Las Vegas

  278     2910 South Villa                                                                            Evansville
  279     1524 North Elm Street                                                                       Fairmount
  280     6212 Chestnut Street                                                                        Philadelphia
  281     900 Penn Ave                                                                                Pittsburgh
  282     350 & 390 Gentry Way                                                                        Reno
  283     990 North Germantown Parkway                                                                Cordova
  284     35 Margie Drive and 120, 124 Osigian Boulevard                                              Warner Robins
  285     1161 Cosby Way                                                                              Anaheim
  286     108 and 110 East Ovilla Road                                                                Red Oak
  287     913 State Street                                                                            Santa Barbara
  288     4470 Warm Springs Road                                                                      Columbus
  289     1502-1508 East 17th Street                                                                  Hutchinson
  290     9945 S. Eastern Avenue                                                                      Henderson
  291     1-20 Heon Court and 109-111 Allds Street                                                    Nashua
  292     70 Old Turnpike Road                                                                        Wayne
  293     116 Lake Bluff Drive                                                                        Oakwood
  294     2752 Carpenter Road                                                                         Ann Arbor
  295     1650 East Fort Lowell Road                                                                  Tucson
  296     566-594 West 78th Street                                                                    Chanhassen
  297     Old River Road                                                                              Greenville
  298     514 West Main Street                                                                        Molalla
  299     609 South Main Street                                                                       Normal
  300     12937-12947 South Parker Road                                                               Parker
  301     1314 North Schmeer Road                                                                     Portland
  302     2800 Victory Road                                                                           Marshall
  303     7 North Goodman Street                                                                      Rochester
  304     2506 East Lincolnway                                                                        Sterling
  305     135 John R. Rice Boulevard                                                                  Murfreesboro
  306     10402 Stagecoach Road                                                                       Little Rock
  307     1448 Edgewood Drive                                                                         Mt. Airy
  308     2560 Golf Road                                                                              Hoffman Estates
  309     3970 South Palo Verde                                                                       Tucson
  310     2511 Walmer Avenue                                                                          Norfolk
  311     830 Wilson Drive                                                                            Ridgeland
  312     8592 Ricky Bell Cove                                                                        Memphis

  313     12296 Matterhorn Road                                                                       Fort Myers
  314     1537 Brantley Road                                                                          Fort Myers
  315     5430 Cornell Avenue                                                                         Chicago
  316     6254 East 37th Street North                                                                 Bel Aire
  317     8547 Hickory Drive                                                                          Sterling Heights
  318     11804 East Oswego Street                                                                    Englewood
  319     35 Beck Lane                                                                                Lafayette
  320     1600 McDonough Parkway                                                                      McDonough
  321     20800 Eastlawn Street                                                                       St. Clair
  322     830 Broad Street                                                                            Portsmouth
  323     2737 Larimer Street                                                                         Denver
  324     3016-3020, 3024-3028, 3017-3021, 3025-3029, 3033-3037, 3041-3045, 3049-3053,
          3057-3061 Palomino Trail                                                                    Robinson
  325     625 South Lovers Lane                                                                       Visalia
  326     3040 and 3050 North Windsong Drive                                                          Prescott Valley
  327     2040 South University Blvd                                                                  Denver
  328     109 Northtowne Square Drive                                                                 Gibsonia

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.    STATE  ZIP CODE  PROPERTY TYPE             PROPERTY SUB-TYPE        UNITS/SF(3)       YEAR BUILT        YEAR RENOVATED
------------------------------------------------------------------------------------------------------------------------------------

   1        NY      10016    Office                    Urban                         434,238         1928                2003

   2        NJ      07013    Self Storage              Self Storage                  105,625         2001                NAP
   3        FL      33441    Self Storage              Self Storage                   57,770         2000                NAP
   4        FL      33484    Self Storage              Self Storage                   68,531         2000                NAP
   5        FL      34113    Self Storage              Self Storage                   80,709         1980                NAP
   6        FL      34243    Self Storage              Self Storage                   70,788         1996                NAP
   7        FL      33901    Self Storage              Self Storage                   68,092         1998                NAP
   8        NY      10801    Self Storage              Self Storage                   48,864         1951                1998
   9        FL      32952    Self Storage              Self Storage                   50,523      1975, 2000             NAP
   10       TX      75034    Self Storage              Self Storage                   51,079         1996                NAP
   11       FL      33801    Self Storage              Self Storage                   49,111         1988                NAP
   12       FL      33063    Self Storage              Self Storage                   55,677         1979                NAP
   13       FL      33436    Self Storage              Self Storage                   62,276         2001                NAP
   14       IL      60555    Self Storage              Self Storage                   46,728         UKN                 NAP
   15       MI      49509    Self Storage              Self Storage                   91,212   1987, 1975, 1978          NAP
   16       CA      92407    Self Storage              Self Storage                   41,781         1989                NAP
   17       AZ      85281    Self Storage              Self Storage                   54,520         1973                NAP
   18       IL      60090    Self Storage              Self Storage                   54,900         1996                NAP
   19       LA      70809    Self Storage              Self Storage                   71,532      1960, 1995             1995
   20       NC      27511    Self Storage              Self Storage                  111,110         1993                NAP
   21       IN      46226    Self Storage              Self Storage                   73,693         1975                NAP
   22       OH      44511    Self Storage              Self Storage                   66,700         1980                NAP
   23       NC      27215    Self Storage              Self Storage                  110,202         1990                NAP
   24       CA      92407    Self Storage              Self Storage                   35,857         1986                NAP
   25       MI      49512    Self Storage              Self Storage                   88,091      1975-1979              NAP
   26       AL      36693    Self Storage              Self Storage                  106,910         1960                NAP
   27       CA      92410    Self Storage              Self Storage                   32,102         1987                NAP
   28       CT      60880    Self Storage              Self Storage                   46,100         1986                NAP
   29       IL      60107    Self Storage              Self Storage                   64,505         1996                NAP
   30       MI      48174    Self Storage              Self Storage                   42,350      1996-1998              NAP
   31       CA      94806    Retail                    Anchored                      564,410         1976                1998
   32       NJ      08619    Office                    Suburban                      426,722 1981, 1985-86, 2003         NAP
   33       VA      22030    Office                    Suburban                      191,237         1989                NAP
   34       FL      32751    Office                    Suburban                      230,366         2001                NAP
   35       CA      92677    Retail                    Anchored                       95,137         1989                NAP
   36       CA      90010    Office                    Urban                         317,225         1966                1993
   37       DE      19713    Hospitality               Full Service                      266         1986             2004-2005
   38       CA      90036    Office                    Urban                         224,712         1960                2004
   39       MI      48315    Retail                    Anchored                      205,664         1997                NAP
   40       CA      91411    Office                    Urban                         140,938         1990                NAP
   41       OR      97008    Multifamily               Garden                            460         1990                2005

   42       CA      92103    Multifamily               Garden                             63         1990                NAP
   43       CA      92103    Multifamily               Garden                             34         1992                NAP
   44       CA      92117    Multifamily               Garden                             40         1958                NAP
   45       CA      92103    Multifamily               Garden                             37         1960                NAP
   46       CA      92103    Multifamily               Garden                             19         1967                NAP
   47       CA      91909    Self Storage              Self Storage                   49,961         1990                NAP
   48       CA      91901    Self Storage              Self Storage                   20,044         1990                NAP
   49       CA      92106    Office                    Suburban                        9,514         1991                NAP
   50       CA      92677    Retail                    Shadow Anchored                97,653         1981                2001
   51       VA      20175    Office                    Suburban                      175,214    1988 and 1990            2004
   52       TX      76018    Industrial                Flex Industrial               353,868      1984-2001              NAP
   53       CA      94066    Retail                    Anchored                      106,854         1990                2000
   54       MO      63017    Office                    Suburban                      143,473         2001                NAP
   55       CT      06082    Retail                    Anchored                      116,453      1998, 2000             NAP
   56       FL      34236    Hospitality               Limited Service                   135         1970                2004
   57       NE      68102    Hospitality               Limited Service                   178         2001                NAP
   58       NV      89117    Office                    Suburban                      103,253         2000                NAP
   59       CA      94533    Retail                    Anchored                      108,978         1988                NAP
   60       CA      90010    Office                    Urban                         195,032         1957                NAP
   61       WA      98682    Retail                    Anchored                       81,582      2003-2004              NAP
   62       GA      30004    Retail                    Anchored                       78,700         2005                NAP
   63       GA      31406    Retail                    Anchored                      165,889         1988                1994
   64       NJ      07405    Other                     Leased Fee                    158,063         2005                NAP
   65       CA      90025    Retail                    Unanchored                     52,075         1985                NAP
   66       CA      95307    Retail                    Anchored                       73,759         2005                NAP
   67       CA      90806    Office                    Medical                        67,772         1981                NAP
   68       WA      98902    Office                    Medical                        70,248     1997 / 2003             NAP

   69       NY      10457    Mixed Use                 Multifamily/Office                186         1969                NAP
   70       NY      10457    Mixed Use                 Multifamily/Office                156         1972                1983
   71       CA      92656    Retail                    Anchored                       55,799         1999                NAP
   72       IL      60101    Retail                    Free Standing                 116,000         1992                NAP
   73       IN      46410    Multifamily               Garden                            376         1976                NAP
   74       CA      92688    Retail                    Anchored                       40,893         2000                2004
   75       OR      97477    Retail                    Anchored                       51,002         2005                NAP
   76       CO      80401    Office                    Suburban                      124,504         1984                1999
   77       NY      11215    Retail                    Unanchored                     37,159         1920                2003
   78       IN      46236    Retail                    Shadow Anchored                59,850      2003-2004              NAP
   79       MS      38637    Multifamily               Garden                            231      1983, 2000             NAP
   80       CA      90005    Retail                    Unanchored                     44,925         1985                NAP
   81       AZ      85258    Office                    Suburban                       66,989         2005                NAP
   82       CT      06902    Office                    Suburban                       66,308         1981                NAP
   83       TN      37167    Retail                    Anchored                       65,587         2005                NAP
   84       AZ      85260    Office                    Suburban                       71,462         2002                NAP
   85       GA      30076    Retail                    Unanchored                     56,970      1992, 1995             NAP
   86       WA      98101    Mixed Use                 Office/Retail                  60,299         1909             2000-2001
   87       NC      27253    Multifamily               Garden                            216         1998                NAP
   88       CA      90048    Office                    Urban                          55,301         1984                NAP
   89       WA      98005    Industrial                Flex Industrial               226,399       1969-72               1990
   90       FL      33617    Multifamily               Student Housing                    52         2004                NAP
   91       WI      53186    Multifamily               Garden                            199         1972                NAP
   92       SC      29202    Hospitality               Full Service                      163         1971                2005
   93       PA      17603    Multifamily               Townhouse                          88     2001 / 2002             NAP
   94       MD      20740    Hospitality               Full Service                      222         1973                1988
   95       AR      72756    Hospitality               Limited Service                   122         1998                2004
   96       MN      55311    Hospitality               Limited Service                   120         2003                NAP

   97       PA      15725    Retail                    Free Standing                  59,100         2003                NAP
   98       PA      15205    Retail                    Free Standing                  22,147         1993                NAP
   99       CA      92677    Retail                    Anchored                       25,695         1989                NAP
  100       NC      28602    Office                    Suburban                       56,031         2005                NAP

  101       WI      53545    Retail                    Unanchored                     83,050         1991                2002
  102       WI      53546    Retail                    Unanchored                      9,014         2005                NAP
  103       WI      54216    Retail                    Unanchored                      9,014         2004                NAP
  104       FL      32830    Hospitality               Limited Service                   170         1998                NAP
  105       WI      53132    Multifamily               Garden                            116      1989-1991              NAP
  106       NC      28054    Hospitality               Limited Service                   130         2001                NAP
  107       NV      89117    Retail                    Unanchored                     23,649         2002                NAP
  108       MO      64158    Hospitality               Limited Service                   122         1999                NAP
  109       MO      64111    Office                    Suburban                       68,143         1977                2002
  110       GA      30329    Hospitality               Full Service                      208         1970                2004
  111       MO      65202    Hospitality               Limited Service                   122         1996                2005
  112       FL      32819    Hospitality               Limited Service                   170         1991                2004
  113       MI      48187    Retail                    Unanchored                     50,630         2003                NAP
  114       CO      80127    Office                    Suburban                       62,129         2002                NAP
  115       NJ      08831    Retail                    Unanchored                     32,205         1990                NAP
  116       NC      27705    Multifamily               Garden                            201         1987                NAP
  117       CA      92127    Retail                    Unanchored                     20,590         1988                NAP
  118       GA      30329    Hospitality               Limited Service                   111         1990                NAP
  119       CT      06473    Industrial                Light Industrial              116,656         1976            1998 / 1999
  120       NY      10455    Multifamily               Low-Rise                           76         1911                2002
  121       NV      89101    Retail                    Unanchored                     39,600         1973                NAP
  122       WI      53703    Multifamily               Student Housing                   125         1973                NAP
  123       NY      12203    Hospitality               Full Service                      195         1976                NAP
  124       CA      90028    Multifamily               Low-Rise                           71         1988                NAP
  125       DE      19971    Hospitality               Limited Service                    85         2000                NAP

  126       NY      10543    Retail                    Free Standing                  25,314         1967                2005
  127       NY      10543    Retail                    Free Standing                   2,363         1989                NAP
  128       FL      33442    Industrial                Light Industrial               84,000         1992                1993
  129       CA      91763    Industrial                Flex Industrial                95,067         2004                NAP
  130       MI      48334    Retail                    Anchored                       50,566   1957; 1960; 1975          1985
  131       NV      89123    Office                    Suburban                       42,631     1998 / 2002             NAP
  132       PA      19380    Self Storage              Self Storage                   59,815     2000 / 2001             NAP
  133       IN      46835    Multifamily               Garden                            204         1974                NAP
  134       OH      45102    Multifamily               Garden                            196      1973, 1979          2001, 2004
  135       TN      37110    Multifamily               Garden                            152         1981                1995

  136       GA      30809    Self Storage              Self Storage                  113,620      1997, 2005             NAP
  137       GA      30907    Self Storage              Self Storage                   26,868         1986                NAP
  138       NE      68005    Multifamily               Low-Rise                           96      2002-2005              NAP
  139       WI      53562    Hospitality               Limited Service                    91         2003                NAP
  140       MD      21029    Office                    Suburban                       24,778         2001                NAP
  141       FL      32244    Retail                    Anchored                       94,167      1985, 1999             NAP
  142       CA      90048    Office                    Suburban                       21,507         1961                2005
  143       GA      31707    Hospitality               Full Service                      150         1988             2000-2004
  144       CT      06492    Office                    Suburban                       68,208         1990                NAP
  145       OH      43147    Retail                    Unanchored                     49,900         1988                NAP
  146       CA      95521    Retail                    Anchored                      102,437         1974                2002
  147       IL      60431    Hospitality               Limited Service                   106         1997                2003
  148       CA      90028    Multifamily               Low-Rise                           63         1988                NAP
  149       IL      60030    Retail                    Unanchored                     30,932         2004                NAP
  150       KS      67216    Multifamily               Garden                            216         1981                NAP
  151       WI      53718    Hospitality               Limited Service                    90         2001                NAP
  152       PA      19335    Self Storage              Self Storage                   74,810     1985 / 1986             NAP
  153       CA      92677    Retail                    Shadow Anchored                17,117         1992                NAP
  154       AZ      85304    Multifamily               Garden                            152         1984                NAP
  155       OR      97062    Retail                    Unanchored                     30,594      1988-1989              NAP
  156       CA      93110    Self Storage              Self Storage                   48,735         2004                NAP
  157       IL      60436    Hospitality               Limited Service                    89         1996                2002
  158       WI      53221    Hospitality               Limited Service                   105         1995                NAP
  159       CA      95762    Manufactured Housing      Manufactured Housing              131   1950, 1960, 1990          1991
  160       MD      21029    Office                    Suburban                       24,214         1998                NAP

  161       AZ      85746    Self Storage              Self Storage                   62,057         1996                NAP
  162       AZ      85746    Self Storage              Self Storage                   57,444         2000                NAP
  163       FL      33570    Manufactured Housing      Manufactured Housing              290         1975                NAP
  164       IN      46304    Retail                    Free Standing                  62,500         2005                NAP
  165       MO      64506    Retail                    Anchored                      113,398      1960, 1990             1990
  166       CO      80501    Retail                    Anchored                       14,810         2004                NAP
  167       CA      91203    Retail                    Unanchored                     23,000         1957                2003
  168       AZ      86001    Multifamily               Low-Rise                           98         1986                NAP
  169       GA      31093    Retail                    Unanchored                     82,757      1999-2000              NAP
  170       SC      29526    Self Storage              Self Storage                   84,134         2001                2004
  171       AZ      85714    Industrial                Light Industrial               79,164         1995                NAP
  172       IN      46038    Retail                    Shadow Anchored                33,000         1999                2002
  173       CA      95014    Office                    Suburban                       50,000         1975                NAP
  174       TX      77381    Office                    Medical                        29,315         2004                NAP
  175       MI      48108    Office                    Suburban                       47,000         1999                NAP
  176       IL      60416    Manufactured Housing      Manufactured Housing              242    1960 and 1972            2004
  177       SC      29526    Self Storage              Self Storage                  109,970         1997                2005
  178       VA      22306    Self Storage              Self Storage                   51,555         2002                NAP
  179       FL      32118    Hospitality               Limited Service                    97         1966                1999
  180       VA      22041    Retail                    Free Standing                  10,908         2004                NAP
  181       SC      29418    Retail                    Free Standing                  43,278         1998                NAP
  182       OH      44907    Retail                    Anchored                       14,560         2004                NAP
  183       CA      92374    Self Storage              Self Storage                   66,959         1974                2000

  184       TX      78041    Self Storage              Self Storage                   54,490         1999                NAP
  185       TX      78041    Self Storage              Self Storage                   54,625         1995                NAP
  186       TX      78043    Self Storage              Self Storage                   39,650   1978, 1994-2004           NAP
  187       ID      83404    Retail                    Unanchored                     58,861         1991                NAP
  188       PA      15228    Retail                    Free Standing                  13,824         2004                NAP
  189       TN      38119    Retail                    Unanchored                     30,747         1979                2004
  190       SC      29209    Multifamily               Garden                            120         1974                NAP
  191       MN      55408    Retail                    Unanchored                     25,000      1921, 1946             2004
  192       OR      97702    Retail                    Unanchored                     56,970         1972             1980, 1998
  193       NV      89030    Industrial                Flex Industrial                53,530         1996                NAP

  194       LA      70817    Industrial                Flex Industrial                11,700         1994                2003
  195       LA      70817    Industrial                Flex Industrial                15,523         1997                NAP
  196       LA      70817    Industrial                Flex Industrial                13,336         2001                NAP
  197       LA      70817    Industrial                Flex Industrial                 9,000         1999                NAP
  198       CA      92821    Retail                    Shadow Anchored                 8,944         1999                NAP
  199       TN      37419    Hospitality               Limited Service                    91         1992                2000
  200       IA      51301    Retail                    Shadow Anchored                42,524         1999                NAP
  201       NE      68130    Retail                    Unanchored                     15,747         2005                NAP
  202       PA      17601    Office                    Medical                        30,340         1986                NAP
  203       TN      38016    Retail                    Unanchored                     30,000         1988                NAP

  204       OH      43023    Self Storage              Self Storage                   47,400         1995                NAP
  205       OH      43056    Self Storage              Self Storage                   45,050         1996                NAP
  206       OH      43701    Self Storage              Self Storage                   47,400      1990, 1995             NAP
  207       OH      43025    Self Storage              Self Storage                   16,250         1990                NAP
  208       VA      23605    Retail                    Anchored                       13,905         2000                NAP
  209       NM      87121    Manufactured Housing      Manufactured Housing              153         1975                NAP
  210       SC      29910    Office                    Suburban                       19,143         2000                NAP
  211       IL      60195    Retail                    Unanchored                     32,831         1986                NAP
  212       OK      73127    Multifamily               Garden                            197         1972                NAP
  213       CO      80504    Retail                    Anchored                       14,820         2004                NAP
  214       CA      92130    Office                    Suburban                       13,115         1999                NAP
  215       MI      48192    Retail                    Anchored                       13,905         1998                NAP
  216       AL      35223    Office                    Suburban                       35,330         1979                NAP
  217       IN      46060    Retail                    Free Standing                  14,560         2004                NAP
  218       FL      32225    Retail                    Unanchored                     34,131         1959                2003
  219       NH      03051    Multifamily               Garden                             56         1981                NAP
  220       FL      32922    Retail                    Shadow Anchored                13,958         2005                NAP
  221       GA      30024    Industrial                Flex Industrial                57,600         2004                NAP
  222       MD      21204    Office                    Urban                          25,200         1978                NAP
  223       TN      38116    Multifamily               Garden                            120         1969                2005
  224       NC      28144    Hospitality               Limited Service                    78         2000                NAP
  225       PA      17111    Self Storage              Self Storage                      466         1998                NAP
  226       AZ      85323    Retail                    Unanchored                     10,017         2003                NAP
  227       SC      29615    Hospitality               Limited Service                    94         1989                NAP
  228       MD      20716    Retail                    Unanchored                     10,482         2005                NAP
  229       OH      43230    Retail                    Shadow Anchored                16,790         2005                NAP
  230       FL      33016    Office                    Suburban                       20,116         2005                NAP
  231       CA      91203    Retail                    Unanchored                     10,000         1928                NAP

  232       CT      06114    Multifamily               Townhouse                          44         1969                NAP
  233       CT      06114    Multifamily               Low-Rise                           30         1926                NAP

  234       CA      92101    Multifamily               Garden                             17         1989                NAP
  235       CA      92251    Office                    Suburban                       11,550         1994                NAP
  236       NV      89117    Office                    Suburban                       25,398         1990                NAP
  237       IN      47404    Self Storage              Self Storage                   55,225         1997                NAP
  238       NY      10468    Multifamily               Mid-Rise                           53         1928                2004
  239       NY      11561    Office                    Suburban                       16,284         2005                NAP
  240       NC      28712    Hospitality               Limited Service                    63         2000                NAP
  241       FL      33408    Office                    Suburban                       20,972         1982                1998
  242       CA      91355    Industrial                Flex Industrial                27,352         2003                NAP
  243       LA      70070    Retail                    Shadow Anchored                26,020         2004                NAP
  244       NV      89121    Office                    Suburban                       14,680         1998                NAP
  245       MI      48348    Retail                    Unanchored                     14,372         2005                NAP
  246       NE      68154    Mixed Use                 Multifamily/Office                 50         1975                2005
  247       FL      32514    Self Storage              Self Storage                   57,465     1997 / 2001             NAP
  248       MA      02191    Self Storage              Self Storage                   33,780         2002                2003
  249       CA      92376    Retail                    Unanchored                     14,437         2002                NAP
  250       IL      60185    Industrial                Warehouse                      50,042         1999                NAP
  251       CA      92507    Office                    Suburban                       22,803         2005                NAP
  252       AZ      86314    Retail                    Unanchored                     21,744     2002 / 2004             NAP
  253       AZ      85302    Self Storage              Self Storage                  127,550         1987                1997
  254       UT      84067    Retail                    Shadow Anchored                17,696         1996                NAP
  255       AL      35806    Multifamily               Garden                            132         1975                1987
  256       MI      48173    Multifamily               Garden                             81         1978                NAP
  257       IL      60093    Retail                    Unanchored                     14,100         1925         1980 / 1994 / 1995
  258       GA      31061    Multifamily               Garden                             60         1984                NAP
  259       MD      21754    Industrial                Warehouse                      29,450     1989 / 2005             NAP
  260       GA      31757    Retail                    Shadow Anchored                68,329         1985                2004
  261       NC      28403    Multifamily               Garden                             48         1983                2005
  262       IN      47591    Retail                    Free Standing                  23,500         1999                NAP

  263       SC      29607    Self Storage              Self Storage                   43,000     1995 / 1999             NAP
  264       SC      29662    Self Storage              Self Storage                   47,930  1996 / 1999 / 2001         NAP
  265       AL      35215    Multifamily               Garden                             90         1974                2000
  266       GA      30281    Retail                    Unanchored                     12,600         2002                NAP
  267       CA      94578    Retail                    Shadow Anchored                 6,320         2005                NAP
  268       KY      40214    Multifamily               Garden                             51         1987                NAP
  269       NC      28590    Self Storage              Self Storage                   63,100         1998                2004
  270       PA      19355    Retail                    Unanchored                     36,300        1960's               NAP
  271       GA      31322    Retail                    Shadow Anchored                14,260         2004                NAP
  272       KY      41076    Retail                    Free Standing                  16,000         2005                NAP
  273       SC      29615    Multifamily               Garden                            100         1971                NAP
  274       TX      75217    Multifamily               Garden                             75      1977, 1978             NAP
  275       AZ      85021    Self Storage              Self Storage                   60,415         1986                1996
  276       TN      38112    Multifamily               Garden                             84     1952 / 1966             NAP
  277       NV      89118    Industrial                Warehouse                      22,526      2004-2005              NAP

  278       IN      47714    Manufactured Housing      Manufactured Housing              103         1971                2004
  279       IN      46928    Manufactured Housing      Manufactured Housing               79         1972                2004
  280       PA      19139    Multifamily               Mid-Rise                           69         1925                2005
  281       PA      15222    Mixed Use                 Multifamily/Retail                 22         1882                1999
  282       NV      89502    Manufactured Housing      Manufactured Housing               69         1960                NAP
  283       TN      38018    Retail                    Shadow Anchored                10,640         2003                NAP
  284       GA      31088    Office                    Suburban                       32,796   1996, 1997, 1998          NAP
  285       CA      92806    Industrial                Light Industrial               25,920         1976                NAP
  286       TX      75154    Retail                    Unanchored                     10,610         2002                NAP
  287       CA      93101    Retail                    Unanchored                      4,912         1912                2005
  288       GA      31909    Industrial                Light Industrial               33,608         1997                NAP
  289       KS      67501    Retail                    Shadow Anchored                 9,219         2004                NAP
  290       NV      89052    Retail                    Unanchored                      4,937         2005                NAP
  291       NH      03060    Multifamily               Garden                             24      1970, 1900             2005
  292       NJ      07470    Industrial                Light Industrial               43,000         1952                2001
  293       IL      61888    Manufactured Housing      Manufactured Housing              123         1974                1996
  294       MI      48108    Multifamily               Garden                             97    1966 and 1968            NAP
  295       AZ      85719    Office                    Suburban                       21,141         1986                NAP
  296       MN      55317    Retail                    Unanchored                     17,772         1988                NAP
  297       NC      27834    Manufactured Housing      Manufactured Housing              198         1993                2000
  298       OR      97038    Retail                    Unanchored                     31,250         2000                NAP
  299       IL      61761    Retail                    Unanchored                      5,030         2005                NAP
  300       CO      80134    Retail                    Unanchored                      6,300         1999                NAP
  301       OR      97217    Self Storage              Self Storage                   33,980         1979                NAP
  302       TX      75672    Multifamily               Garden                             60         1975                2001
  303       NY      14607    Multifamily               Mid-Rise                           45         1950                2004
  304       IL      61081    Retail                    Anchored                       15,525         1995                NAP
  305       TN      37129    Retail                    Free Standing                  25,300         1996                2005
  306       AR      72210    Retail                    Unanchored                     16,525     1998 / 2001             NAP
  307       NC      27030    Retail                    Shadow Anchored                12,500         2004                NAP
  308       IL      60194    Retail                    Anchored                       13,500         1995                NAP
  309       AZ      85714    Self Storage              Self Storage                   61,285         1973                NAP
  310       VA      23513    Office                    Suburban                       15,123         1998                NAP
  311       MS      39157    Industrial                Flex Industrial                19,000         1995                NAP
  312       TN      38133    Office                    Medical                        10,128         2004                NAP

  313       FL      33913    Industrial                Flex Industrial                16,000         1989                NAP
  314       FL      33907    Office                    Suburban                        5,000         1989                NAP
  315       IL      60615    Multifamily               Garden                             14      1924, 1975             2005
  316       KS      67220    Retail                    Unanchored                     18,493         2003                NAP
  317       MI      48312    Multifamily               Garden                            104         1984                2005
  318       CO      80112    Retail                    Unanchored                      5,751         2004                NAP
  319       IN      47909    Retail                    Unanchored                      8,000         2004                NAP
  320       GA      30253    Retail                    Shadow Anchored                10,200         2004                NAP
  321       MI      48080    Multifamily               Garden                             80         1968                NAP
  322       VA      23707    Self Storage              Self Storage                   53,815         1956                2001
  323       CO      80202    Office                    Suburban                       13,488         1899                1999
  324       TX      76706    Multifamily               Low-Rise                           16     2003 / 2005             NAP
  325       CA      93292    Self Storage              Self Storage                   34,840         1974                NAP
  326       AZ      86314    Retail                    Unanchored                     19,430      1995-1996              NAP
  327       CO      80210    Retail                    Anchored                       10,185     1950 / 1951             2005
  328       PA      15044    Retail                    Unanchored                      5,250         2002                NAP

-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE   PERCENT  PERCENT LEASED   Security                               RELATED                      ORIGINAL      CUT-OFF DATE
LOAN NO.  LEASED(4)  AS OF DATE(4)    TYPE(5)      LIEN POSITION         BORROWER LIST                    BALANCE         BALANCE(6)
-----------------------------------------------------------------------------------------------------------------------------------

   1         94.4%    05/01/2005       Fee             First                  NAP                    $141,000,000      $141,000,000

   2         84.3%    08/31/2005       Fee             First                  NAP                     $10,752,000       $10,752,000
   3         94.1%    08/31/2005       Fee             First                  NAP                      $4,975,000        $4,975,000
   4         97.3%    08/31/2005       Fee             First                  NAP                      $4,600,000        $4,600,000
   5         80.4%    08/31/2005       Fee             First                  NAP                      $3,900,000        $3,900,000
   6         90.2%    08/31/2005       Fee             First                  NAP                      $3,900,000        $3,900,000
   7         94.6%    08/31/2005       Fee             First                  NAP                      $3,750,000        $3,750,000
   8         93.6%    08/31/2005       Fee             First                  NAP                      $3,226,000        $3,226,000
   9         96.4%    08/31/2005       Fee             First                  NAP                      $2,900,000        $2,900,000
   10        78.9%    08/31/2005       Fee             First                  NAP                      $2,675,000        $2,675,000
   11        98.6%    08/31/2005       Fee             First                  NAP                      $2,575,000        $2,575,000
   12        92.5%    08/31/2005       Fee             First                  NAP                      $2,530,000        $2,530,000
   13        92.2%    08/31/2005       Fee             First                  NAP                      $2,500,000        $2,500,000
   14        91.2%    08/31/2005       Fee             First                  NAP                      $2,300,000        $2,300,000
   15        83.9%    08/31/2005       Fee             First                  NAP                      $2,250,000        $2,250,000
   16        81.8%    08/31/2005       Fee             First                  NAP                      $2,250,000        $2,250,000
   17        83.4%    08/31/2005       Fee             First                  NAP                      $2,176,000        $2,176,000
   18        66.1%    08/31/2005       Fee             First                  NAP                      $2,150,000        $2,150,000
   19        83.2%    08/31/2005       Fee             First                  NAP                      $2,150,000        $2,150,000
   20        80.9%    08/31/2005       Fee             First                  NAP                      $2,100,000        $2,100,000
   21        80.2%    08/31/2005       Fee             First                  NAP                      $2,000,000        $2,000,000
   22        90.9%    08/31/2005       Fee             First                  NAP                      $1,952,000        $1,952,000
   23        87.4%    08/31/2005       Fee             First                  NAP                      $1,925,000        $1,925,000
   24        73.4%    08/31/2005       Fee             First                  NAP                      $1,800,000        $1,800,000
   25        76.3%    08/31/2005       Fee             First                  NAP                      $1,700,000        $1,700,000
   26        59.9%    08/31/2005       Fee             First                  NAP                      $1,650,000        $1,650,000
   27        88.5%    08/31/2005       Fee             First                  NAP                      $1,536,000        $1,536,000
   28        59.9%    08/31/2005       Fee             First                  NAP                      $1,280,000        $1,280,000
   29        71.1%    08/31/2005       Fee             First                  NAP                      $1,250,000        $1,250,000
   30        72.6%    08/31/2005       Fee             First                  NAP                      $1,248,000        $1,248,000
   31        92.0%    04/07/2005       Fee             First                  NAP                     $64,350,000       $64,350,000
   32        98.8%    08/03/2005       Fee             First                  NAP                     $51,600,000       $51,600,000
   33       100.0%    09/29/2005       Fee             First                  NAP                     $42,000,000       $42,000,000
   34        95.1%    11/01/2005       Fee             First               34, 54, 76                 $32,250,000       $32,250,000
   35       100.0%    08/01/2005       Fee             First       35, 50, 99, 117, 153, 214          $27,500,000       $27,500,000
   36        88.3%    08/01/2005       Fee             First       36, 38, 40, 60, 67, 80, 88         $27,500,000       $27,470,777
   37        68.6%    08/31/2005       Fee             First                  NAP                     $27,250,000       $27,250,000
   38        87.3%    07/01/2005       Fee             First       36, 38, 40, 60, 67, 80, 88         $26,000,000       $25,913,132
   39       100.0%    06/15/2005       Fee             First                  NAP                     $24,000,000       $24,000,000
   40        94.5%    08/01/2005       Fee             First       36, 38, 40, 60, 67, 80, 88         $24,000,000       $23,945,535
   41        94.6%    07/28/2005       Fee             First                  NAP                     $23,800,000       $23,800,000

   42        97.5%    09/15/2005       Fee             First                  NAP                      $5,649,816        $5,649,816
   43       100.0%    09/15/2005       Fee             First                  NAP                      $4,099,391        $4,099,391
   44       100.0%    09/15/2005       Fee             First                  NAP                      $2,801,523        $2,801,523
   45       100.0%    09/15/2005       Fee             First                  NAP                      $2,726,691        $2,726,691
   46        94.7%    09/15/2005       Fee             First                  NAP                      $2,684,598        $2,684,598
   47        94.0%    09/15/2005       Fee             First                  NAP                      $2,649,521        $2,649,521
   48        94.5%    09/15/2005       Fee             First                  NAP                      $1,424,147        $1,424,147
   49       100.0%    09/15/2005       Fee             First                  NAP                      $1,349,315        $1,349,315
   50        96.0%    08/01/2005       Fee             First       35, 50, 99, 117, 153, 214          $23,300,000       $23,300,000
   51       100.0%    08/01/2005       Fee             First                  NAP                     $22,200,000       $22,178,675
   52        84.5%    07/11/2005       Fee             First                  NAP                     $21,505,000       $21,505,000
   53       100.0%    09/19/2005       Fee             First                  NAP                     $19,900,000       $19,900,000
   54        89.9%    08/01/2005       Fee             First               34, 54, 76                 $18,810,000       $18,810,000
   55       100.0%    06/01/2005       Fee             First                  NAP                     $18,800,000       $18,800,000
   56        72.1%    06/30/2005       Fee             First                 56, 94                   $17,000,000       $16,974,332
   57        73.0%    06/30/2005       Fee             First                 57, 96                   $16,700,000       $16,700,000
   58        96.6%    08/01/2005       Fee             First                58, 107                   $16,100,000       $16,100,000
   59        98.6%    10/25/2005       Fee             First                  NAP                     $16,000,000       $15,984,517
   60        93.7%    07/01/2005       Fee             First       36, 38, 40, 60, 67, 80, 88         $15,500,000       $15,464,825
   61        98.3%    06/14/2005       Fee             First                  NAP                     $14,200,000       $14,200,000
   62        95.9%    10/03/2005       Fee             First                  NAP                     $14,200,000       $14,200,000
   63       100.0%    09/15/2005       Fee             First                  NAP                     $14,000,000       $13,985,745
   64       100.0%    10/04/2005       Fee             First                  NAP                     $13,700,000       $13,700,000
   65        90.9%    06/01/2005       Fee             First                  NAP                     $13,000,000       $12,957,313
   66       100.0%    07/13/2005       Fee             First                  NAP                     $12,750,000       $12,750,000
   67        97.2%    06/01/2005       Fee             First       36, 38, 40, 60, 67, 80, 88         $12,250,000       $12,208,628
   68       100.0%    11/01/2005    Leasehold          First                  NAP                     $12,000,000       $12,000,000

   69        97.3%    06/30/2005       Fee             First                  NAP                      $7,000,000        $6,927,318
   70       100.0%    06/30/2005       Fee             First                  NAP                      $5,000,000        $4,952,443
   71       100.0%    03/01/2005       Fee             First                 71, 74                   $11,000,000       $11,000,000
   72       100.0%    07/01/2005       Fee             First                  NAP                     $11,000,000       $10,965,583
   73        91.0%    06/25/2005       Fee             First                  NAP                     $10,880,000       $10,845,959
   74       100.0%    08/01/2005       Fee             First                 71, 74                   $10,600,000       $10,600,000
   75       100.0%    07/08/2005       Fee             First                  NAP                     $10,550,000       $10,550,000
   76        91.8%    09/01/2005       Fee             First               34, 54, 76                 $10,300,000       $10,300,000
   77       100.0%    05/16/2005  Fee/Leasehold        First                  NAP                     $10,300,000       $10,243,980
   78        89.4%    05/01/2005       Fee             First                78, 172                   $10,100,000       $10,100,000
   79        90.0%    07/01/2005       Fee             First                  NAP                     $10,100,000       $10,090,464
   80        99.7%    06/07/2005       Fee             First       36, 38, 40, 60, 67, 80, 88         $10,100,000       $10,056,457
   81       100.0%    06/15/2005    Leasehold          First                  NAP                     $10,100,000       $10,055,385
   82       100.0%    06/01/2005       Fee             First                  NAP                     $10,000,000       $10,000,000
   83        97.7%    09/30/2005       Fee             First                  NAP                     $10,000,000       $10,000,000
   84        81.8%    03/25/2005       Fee             First                  NAP                      $9,950,000        $9,950,000
   85       100.0%    03/22/2005       Fee             First                  NAP                      $9,760,000        $9,760,000
   86        97.2%    06/30/2005       Fee             First                  NAP                      $9,750,000        $9,717,000
   87        97.7%    04/30/2005       Fee             First                  NAP                      $9,700,000        $9,700,000
   88       100.0%    09/01/2005       Fee             First       36, 38, 40, 60, 67, 80, 88          $9,600,000        $9,578,530
   89        81.3%    10/04/2005       Fee             First                  NAP                      $9,500,000        $9,469,144
   90        99.0%    07/11/2005       Fee             First                  NAP                      $9,300,000        $9,300,000
   91        90.5%    05/31/2005       Fee             First                91, 105                    $9,300,000        $9,259,995
   92        67.4%    04/30/2005       Fee             First                  NAP                      $9,000,000        $9,000,000
   93       100.0%    07/01/2005       Fee             First                  NAP                      $9,000,000        $9,000,000
   94        61.2%    05/31/2005       Fee             First                 56, 94                    $9,000,000        $8,985,961
   95        68.5%    06/01/2005       Fee             First      95, 108, 111, 147, 157, 158          $9,000,000        $8,980,413
   96        69.0%    06/30/2005       Fee             First                 57, 96                    $8,800,000        $8,800,000

   97       100.0%    06/30/2005       Fee             First              97, 98, 181                  $5,569,000        $5,551,653
   98       100.0%    06/23/2005       Fee             First              97, 98, 181                  $3,240,000        $3,229,908
   99       100.0%    07/01/2005       Fee             First       35, 50, 99, 117, 153, 214           $8,750,000        $8,750,000
  100        98.6%    10/28/2005       Fee             First                  NAP                      $7,400,000        $7,364,564

  101        96.3%    10/01/2005       Fee             First                  NAP                      $6,242,375        $6,242,375
  102       100.0%    10/01/2005       Fee             First                  NAP                        $612,309          $612,309
  103       100.0%    10/01/2005       Fee             First                  NAP                        $445,316          $445,316
  104        73.1%    06/30/2005       Fee             First      104, 106, 110, 112, 118, 227         $7,300,000        $7,289,098
  105        94.8%    04/18/2005       Fee             First                91, 105                    $7,300,000        $7,268,599
  106        62.2%    05/31/2005       Fee             First      104, 106, 110, 112, 118, 227         $7,100,000        $7,089,397
  107        91.3%    08/01/2005       Fee             First                58, 107                    $7,000,000        $7,000,000
  108        78.0%    06/30/2005       Fee             First      95, 108, 111, 147, 157, 158          $7,000,000        $6,993,325
  109        88.2%    09/19/2005       Fee             First                  NAP                      $7,000,000        $6,993,176
  110        55.8%    05/31/2005       Fee             First      104, 106, 110, 112, 118, 227         $6,900,000        $6,889,695
  111        79.2%    07/14/2005       Fee             First      95, 108, 111, 147, 157, 158          $6,850,000        $6,843,436
  112        84.4%    06/30/2005       Fee             First      104, 106, 110, 112, 118, 227         $6,800,000        $6,789,845
  113       100.0%    06/01/2005       Fee             First                  NAP                      $6,800,000        $6,785,938
  114       100.0%    08/01/2005       Fee             First                  NAP                      $6,700,000        $6,700,000
  115       100.0%    06/22/2005       Fee             First                  NAP                      $6,650,000        $6,650,000
  116        95.0%    08/01/2005       Fee             First                  NAP                      $6,600,000        $6,600,000
  117       100.0%    08/31/2005       Fee             First       35, 50, 99, 117, 153, 214           $6,400,000        $6,400,000
  118        70.0%    05/31/2005       Fee             First      104, 106, 110, 112, 118, 227         $6,400,000        $6,379,918
  119       100.0%    07/12/2005       Fee             First                  NAP                      $6,400,000        $6,379,439
  120       100.0%    05/13/2005       Fee             First                  NAP                      $6,350,000        $6,350,000
  121       100.0%    05/19/2005       Fee             First                  NAP                      $6,300,000        $6,285,881
  122        90.6%    08/01/2005       Fee             First                  NAP                      $6,200,000        $6,200,000
  123        62.5%    04/30/2005       Fee             First                  NAP                      $6,200,000        $6,181,742
  124        98.6%    06/30/2005       Fee             First                124, 148                   $6,000,000        $6,000,000
  125        74.6%    08/01/2005       Fee             First                  NAP                      $6,000,000        $5,991,627

  126       100.0%    11/01/2005    Leasehold          First                  NAP                      $5,500,000        $5,477,431
  127       100.0%    11/01/2005       Fee             First                  NAP                        $500,000          $497,855
  128       100.0%    04/22/2005       Fee             First                  NAP                      $6,000,000        $5,974,902
  129       100.0%    11/05/2004       Fee             First                  NAP                      $6,000,000        $5,935,060
  130        95.6%    05/25/2005       Fee             First                  NAP                      $5,900,000        $5,900,000
  131        65.1%    08/01/2005       Fee             First                  NAP                      $5,800,000        $5,782,173
  132        94.1%    06/30/2005       Fee             First    132, 152, 204, 205, 206, 207, 237      $5,750,000        $5,731,608
  133        96.0%    09/01/2005       Fee             First                  NAP                      $5,710,000        $5,710,000
  134        91.6%    08/16/2005       Fee             First                  NAP                      $5,700,000        $5,700,000
  135        99.3%    08/29/2005       Fee             First                  NAP                      $5,600,000        $5,594,946

  136        93.4%    08/31/2005       Fee             First                  NAP                      $4,469,657        $4,465,500
  137        84.4%    07/01/2005       Fee             First                  NAP                      $1,130,343        $1,129,292
  138       100.0%    05/17/2005       Fee             First                  NAP                      $5,600,000        $5,569,412
  139        80.9%    08/01/2005       Fee             First                139, 151                   $5,550,000        $5,542,041
  140       100.0%    08/08/2005       Fee             First                140, 160                   $5,520,000        $5,520,000
  141       100.0%    06/28/2005       Fee             First                  NAP                      $5,400,000        $5,400,000
  142       100.0%    08/01/2005       Fee             First                  NAP                      $5,400,000        $5,388,916
  143        66.6%    06/30/2005       Fee             First                  NAP                      $5,400,000        $5,384,071
  144       100.0%    05/01/2005       Fee             First                  NAP                      $5,400,000        $5,371,256
  145        95.0%    05/03/2005       Fee             First                  NAP                      $5,300,000        $5,276,588
  146       100.0%    04/15/2005       Fee             First                  NAP                      $5,300,000        $5,271,971
  147        79.0%    07/14/2005       Fee             First      95, 108, 111, 147, 157, 158          $5,250,000        $5,244,969
  148        96.8%    07/11/2005       Fee             First                124, 148                   $5,200,000        $5,200,000
  149       100.0%    08/22/2005       Fee             First                  NAP                      $5,200,000        $5,188,491
  150        89.8%    08/01/2005       Fee             First                  NAP                      $5,100,000        $5,100,000
  151        72.2%    08/01/2005       Fee             First                139, 151                   $5,100,000        $5,092,687
  152        95.1%    06/30/2005       Fee             First    132, 152, 204, 205, 206, 207, 237      $5,090,000        $5,073,719
  153       100.0%    05/23/2005       Fee             First       35, 50, 99, 117, 153, 214           $5,050,000        $5,044,980
  154        91.4%    05/19/2005       Fee             First                  NAP                      $5,000,000        $5,000,000
  155        90.6%    05/31/2005       Fee             First                  NAP                      $5,000,000        $5,000,000
  156        98.0%    07/01/2005       Fee             First                  NAP                      $5,000,000        $4,995,256
  157        82.5%    07/14/2005       Fee             First      95, 108, 111, 147, 157, 158          $5,000,000        $4,995,209
  158        82.8%    07/14/2005       Fee             First      95, 108, 111, 147, 157, 158          $5,000,000        $4,995,150
  159        95.0%    06/30/2005       Fee             First                  NAP                      $5,000,000        $4,989,119
  160        80.0%    08/08/2005       Fee             First                140, 160                   $4,900,000        $4,900,000

  161       100.0%    08/29/2005       Fee             First                161, 162                   $3,300,000        $3,297,022
  162        96.9%    08/29/2005       Fee             First                161, 162                   $1,600,000        $1,598,556
  163        73.8%    09/16/2005       Fee             First                  NAP                      $4,800,000        $4,795,412
  164       100.0%    07/19/2005       Fee             First                  NAP                      $4,800,000        $4,785,735
  165        94.7%    05/13/2005       Fee             First                  NAP                      $4,800,000        $4,778,552
  166       100.0%    11/10/2004       Fee             First                166, 213                   $4,788,000        $4,774,978
  167       100.0%    09/30/2005       Fee             First                  NAP                      $4,725,000        $4,720,495
  168        88.9%    06/30/2005       Fee             First                  NAP                      $4,700,000        $4,700,000
  169        92.3%    08/01/2005       Fee             First                169, 284                   $4,700,000        $4,693,422
  170        90.6%    07/31/2005       Fee             First                170, 177                   $4,700,000        $4,690,028
  171       100.0%    05/31/2005       Fee             First                171, 193                   $4,700,000        $4,680,274
  172        95.5%    09/07/2005       Fee             First                78, 172                    $4,640,000        $4,640,000
  173       100.0%    09/29/2005       Fee             First                  NAP                      $4,600,000        $4,600,000
  174        83.5%    07/31/2005       Fee             First                  NAP                      $4,600,000        $4,600,000
  175        86.4%    04/01/2005       Fee             First                  NAP                      $4,600,000        $4,571,577
  176        91.0%    07/13/2005       Fee             First                  NAP                      $4,500,000        $4,495,319
  177        79.8%    07/31/2005       Fee             First                170, 177                   $4,500,000        $4,490,452
  178        71.0%    07/27/2005       Fee             First                  NAP                      $4,500,000        $4,489,874
  179        62.7%    05/31/2005       Fee             First                  NAP                      $4,500,000        $4,486,204
  180       100.0%    11/01/2005       Fee             First                180, 188                   $4,500,000        $4,481,785
  181       100.0%    11/01/2005       Fee             First              97, 98, 181                  $4,366,000        $4,352,400
  182       100.0%    10/28/2003       Fee             First                  NAP                      $4,200,000        $4,190,626
  183        86.0%    07/08/2005       Fee             First                  NAP                      $4,095,000        $4,095,000

  184        93.0%    06/28/2005       Fee             First             184, 185, 186                 $1,700,000        $1,696,230
  185        96.0%    06/28/2005       Fee             First             184, 185, 186                 $1,400,000        $1,396,895
  186        79.1%    06/28/2005       Fee             First             184, 185, 186                 $1,000,000          $997,782
  187       100.0%    05/01/2005       Fee             First                187, 254                   $4,080,000        $4,063,334
  188       100.0%    05/01/2005       Fee             First                180, 188                   $4,050,000        $4,033,718
  189       100.0%    08/01/2005       Fee             First                  NAP                      $4,000,000        $4,000,000
  190        93.3%    08/19/2005       Fee             First                  NAP                      $4,000,000        $4,000,000
  191       100.0%    07/25/2005       Fee             First                  NAP                      $4,000,000        $3,990,904
  192        93.5%    06/02/2005       Fee             First                  NAP                      $4,000,000        $3,983,735
  193       100.0%    05/31/2005       Fee             First                171, 193                   $4,000,000        $3,982,679

  194       100.0%    11/01/2005       Fee             First                  NAP                      $2,528,000        $2,524,475
  195       100.0%    11/01/2005       Fee             First                  NAP                        $590,431          $589,608
  196       100.0%    11/01/2005       Fee             First                  NAP                        $507,246          $506,539
  197       100.0%    07/01/2005       Fee             First                  NAP                        $342,323          $341,846
  198       100.0%    07/01/2005       Fee             First                  NAP                      $3,850,000        $3,846,392
  199        64.9%    06/01/2005       Fee             First                  NAP                      $3,780,000        $3,775,490
  200       100.0%    06/13/2005       Fee             First                  NAP                      $3,750,000        $3,732,994
  201       100.0%    07/01/2005       Fee             First                  NAP                      $3,700,000        $3,691,914
  202       100.0%    06/15/2005       Fee             First                  NAP                      $3,600,000        $3,600,000
  203        71.0%    06/01/2005       Fee             First                203, 285                   $3,600,000        $3,588,050

  204        84.7%    06/07/2005       Fee             First    132, 152, 204, 205, 206, 207, 237      $1,065,000        $1,061,631
  205        87.4%    06/07/2005       Fee             First    132, 152, 204, 205, 206, 207, 237        $970,000          $966,931
  206        71.2%    06/06/2005       Fee             First    132, 152, 204, 205, 206, 207, 237        $930,000          $927,058
  207        77.8%    06/07/2005       Fee             First    132, 152, 204, 205, 206, 207, 237        $610,000          $608,070
  208       100.0%    03/24/1999       Fee             First                  NAP                      $3,550,000        $3,542,192
  209       100.0%    04/01/2005       Fee             First                  NAP                      $3,552,000        $3,537,980
  210       100.0%    07/01/2005       Fee             First                  NAP                      $3,520,000        $3,520,000
  211        80.1%    05/16/2005       Fee             First                  NAP                      $3,500,000        $3,492,621
  212        86.8%    04/25/2005       Fee             First                  NAP                      $3,450,000        $3,450,000
  213       100.0%    07/01/2005       Fee             First                166, 213                   $3,450,000        $3,440,617
  214       100.0%    07/31/2005       Fee             First       35, 50, 99, 117, 153, 214           $3,400,000        $3,396,621
  215       100.0%    12/15/1997       Fee             First                  NAP                      $3,357,000        $3,352,249
  216       100.0%    04/01/2005       Fee             First                  NAP                      $3,350,000        $3,332,853
  217       100.0%    07/19/2005       Fee             First                  NAP                      $3,280,000        $3,280,000
  218       100.0%    08/02/2005       Fee             First                  NAP                      $3,280,000        $3,273,056
  219        94.6%    05/31/2005       Fee             First                219, 291                   $3,250,000        $3,235,238
  220       100.0%    09/30/2005       Fee             First                  NAP                      $3,229,696        $3,226,571
  221       100.0%    06/14/2005       Fee             First                  NAP                      $3,220,000        $3,220,000
  222       100.0%    09/21/2005       Fee             First                  NAP                      $3,200,000        $3,197,156
  223        95.0%    09/25/2005       Fee             First                  NAP                      $3,100,000        $3,096,120
  224        65.0%    05/20/2005       Fee             First                  NAP                      $3,100,000        $3,086,184
  225        96.4%    08/02/2005       Fee             First                  NAP                      $3,040,000        $3,033,454
  226       100.0%    07/08/2005       Fee             First                  NAP                      $3,000,000        $3,000,000
  227        69.2%    05/31/2005       Fee             First      104, 106, 110, 112, 118, 227         $3,000,000        $2,995,520
  228       100.0%    07/01/2005       Fee             First                  NAP                      $3,000,000        $2,982,601
  229       100.0%    08/01/2005    Leasehold          First                  NAP                      $2,950,000        $2,950,000
  230       100.0%    08/01/2005       Fee             First                  NAP                      $2,900,000        $2,900,000
  231       100.0%    04/27/2005       Fee             First                  NAP                      $2,900,000        $2,888,815

  232       100.0%    05/01/2005       Fee             First                  NAP                      $1,700,000        $1,691,394
  233       100.0%    05/01/2005       Fee             First                  NAP                      $1,200,000        $1,193,925

  234       100.0%    09/15/2005       Fee             First                  NAP                      $1,691,986        $1,691,986
  235       100.0%    09/15/2005       Fee             First                  NAP                      $1,158,014        $1,158,014
  236        70.5%    04/01/2005       Fee             First                  NAP                      $2,825,000        $2,825,000
  237        98.6%    06/30/2005       Fee             First    132, 152, 204, 205, 206, 207, 237      $2,800,000        $2,791,044
  238        98.1%    04/01/2005       Fee             First                  NAP                      $2,750,000        $2,750,000
  239       100.0%    08/01/2005       Fee             First                  NAP                      $2,750,000        $2,742,617
  240        68.0%    08/01/2005       Fee             First                  NAP                      $2,730,000        $2,726,085
  241       100.0%    07/01/2005       Fee             First                  NAP                      $2,715,000        $2,715,000
  242       100.0%    06/13/2005       Fee             First                  NAP                      $2,700,000        $2,700,000
  243        86.7%    06/01/2005       Fee             First                  NAP                      $2,700,000        $2,697,329
  244       100.0%    06/01/2005       Fee             First                  NAP                      $2,650,000        $2,647,429
  245       100.0%    07/01/2005       Fee             First                  NAP                      $2,640,000        $2,634,133
  246        88.0%    08/01/2005       Fee             First                  NAP                      $2,621,500        $2,615,879
  247        97.0%    06/25/2005       Fee             First                  NAP                      $2,510,000        $2,504,985
  248        97.0%    04/22/2005  Fee/Leasehold        First                  NAP                      $2,500,000        $2,495,075
  249       100.0%    07/31/2005       Fee             First                  NAP                      $2,500,000        $2,494,490
  250       100.0%    05/16/2005       Fee             First                  NAP                      $2,500,000        $2,465,027
  251       100.0%    10/25/2005       Fee             First                  NAP                      $2,450,000        $2,450,000
  252       100.0%    08/16/2005       Fee             First                  NAP                      $2,450,000        $2,444,923
  253        55.8%    07/12/2005       Fee             First           253, 275, 301, 325              $2,425,000        $2,417,652
  254       100.0%    08/01/2005       Fee             First                187, 254                   $2,400,000        $2,394,439
  255        97.7%    05/31/2005       Fee             First                255, 265                   $2,358,000        $2,355,616
  256        97.5%    07/01/2005       Fee             First                  NAP                      $2,240,000        $2,235,800
  257       100.0%    07/01/2005       Fee             First                  NAP                      $2,225,000        $2,225,000
  258        88.9%    07/26/2005       Fee             First                  NAP                      $2,220,000        $2,213,131
  259       100.0%    10/13/2005       Fee             First                  NAP                      $2,200,000        $2,200,000
  260       100.0%    07/06/2005       Fee             First                  NAP                      $2,200,000        $2,197,913
  261        93.8%    08/01/2005       Fee             First                  NAP                      $2,200,000        $2,197,861
  262       100.0%    10/01/2005       Fee             First                  NAP                      $2,200,000        $2,195,499

  263        92.7%    07/01/2005       Fee             First                  NAP                      $1,182,659        $1,179,246
  264        83.1%    07/01/2005       Fee             First                  NAP                      $1,017,341        $1,014,405
  265       100.0%    04/28/2005       Fee             First                255, 265                   $2,160,000        $2,157,832
  266       100.0%    05/01/2005       Fee             First                  NAP                      $2,160,000        $2,151,056
  267       100.0%    08/01/2005       Fee             First                  NAP                      $2,150,000        $2,148,045
  268        92.2%    07/01/2005       Fee             First                  NAP                      $2,125,000        $2,120,624
  269        85.0%    03/01/2005       Fee             First                  NAP                      $2,135,000        $2,120,402
  270       100.0%    10/03/2005       Fee             First                  NAP                      $2,100,000        $2,100,000
  271       100.0%    07/01/2005       Fee             First                  NAP                      $2,100,000        $2,098,162
  272       100.0%    07/21/2005       Fee             First                  NAP                      $2,100,000        $2,093,497
  273        96.0%    05/02/2005       Fee             First                  NAP                      $2,100,000        $2,091,324
  274        89.3%    09/27/2005       Fee             First                  NAP                      $2,056,000        $2,053,886
  275        92.3%    07/12/2005       Fee             First           253, 275, 301, 325              $2,000,000        $1,993,940
  276        97.6%    07/01/2005       Fee             First                  NAP                      $1,950,000        $1,946,163
  277       100.0%    08/01/2005       Fee             First                  NAP                      $1,925,000        $1,925,000

  278        96.0%    07/01/2005       Fee             First                  NAP                      $1,240,217        $1,237,696
  279        81.0%    07/01/2005       Fee             First                  NAP                        $684,783          $683,391
  280        95.7%    07/01/2005       Fee             First                  NAP                      $1,900,000        $1,895,917
  281       100.0%    04/05/2005       Fee             First                  NAP                      $1,900,000        $1,876,366
  282       100.0%    06/27/2005       Fee             First                  NAP                      $1,850,000        $1,846,207
  283        83.1%    06/27/2005       Fee             First                  NAP                      $1,850,000        $1,844,551
  284       100.0%    08/01/2005       Fee             First                169, 284                   $1,800,000        $1,797,443
  285       100.0%    04/07/2005       Fee             First                203, 285                   $1,795,000        $1,795,000
  286       100.0%    01/01/2005       Fee             First                  NAP                      $1,750,000        $1,746,557
  287       100.0%    08/03/2005       Fee             First                  NAP                      $1,740,000        $1,736,640
  288       100.0%    06/23/2005       Fee             First                  NAP                      $1,700,000        $1,692,619
  289       100.0%    04/01/2005       Fee             First                  NAP                      $1,688,000        $1,684,288
  290       100.0%    04/06/2005       Fee             First                  NAP                      $1,650,000        $1,642,170
  291       100.0%    05/31/2005       Fee             First                219, 291                   $1,600,000        $1,592,845
  292       100.0%    06/16/2005       Fee             First                  NAP                      $1,600,000        $1,590,783
  293        95.2%    06/01/2005       Fee             First                  NAP                      $1,550,000        $1,546,570
  294        80.4%    07/01/2005       Fee             First                  NAP                      $1,500,000        $1,500,000
  295       100.0%    07/08/2005       Fee             First                  NAP                      $1,500,000        $1,500,000
  296       100.0%    04/30/2005       Fee             First                  NAP                      $1,500,000        $1,496,911
  297        81.3%    03/01/2005       Fee             First                  NAP                      $1,500,000        $1,487,336
  298       100.0%    10/12/2005       Fee             First                  NAP                      $1,480,000        $1,480,000
  299       100.0%    08/01/2005       Fee             First                  NAP                      $1,464,000        $1,461,881
  300       100.0%    08/01/2005       Fee             First                  NAP                      $1,450,000        $1,450,000
  301        87.1%    06/21/2005       Fee             First           253, 275, 301, 325              $1,450,000        $1,445,643
  302        95.0%    02/01/2005       Fee             First                  NAP                      $1,440,000        $1,434,407
  303        97.8%    06/01/2005       Fee             First                  NAP                      $1,427,000        $1,427,000
  304       100.0%    10/24/1994       Fee             First                304, 308                   $1,425,000        $1,420,082
  305       100.0%    12/21/2004       Fee             First                  NAP                      $1,400,000        $1,398,756
  306       100.0%    07/07/2005       Fee             First                  NAP                      $1,400,000        $1,396,812
  307       100.0%    05/18/2005       Fee             First                  NAP                      $1,340,000        $1,337,175
  308       100.0%    07/06/1994       Fee             First                304, 308                   $1,300,000        $1,295,513
  309        79.0%    08/01/2005       Fee             First                  NAP                      $1,280,000        $1,280,000
  310       100.0%    05/01/2005       Fee             First                  NAP                      $1,280,000        $1,280,000
  311       100.0%    08/01/2005       Fee             First                  NAP                      $1,275,000        $1,273,206
  312       100.0%    11/01/2005       Fee             First                  NAP                      $1,250,000        $1,250,000

  313       100.0%    05/31/2005       Fee             First                  NAP                        $736,508          $732,218
  314       100.0%    05/31/2005       Fee             First                  NAP                        $463,492          $460,793
  315       100.0%    09/06/2005       Fee             First                  NAP                      $1,180,000        $1,178,830
  316        89.2%    07/19/2005       Fee             First                  NAP                      $1,150,000        $1,145,916
  317        82.2%    08/01/2005       Fee             First                  NAP                      $1,146,650        $1,139,531
  318       100.0%    07/05/2005       Fee             First                  NAP                      $1,135,000        $1,131,634
  319       100.0%    09/12/2005       Fee             First                  NAP                      $1,120,000        $1,120,000
  320       100.0%    08/01/2005       Fee             First                  NAP                      $1,120,000        $1,117,568
  321       100.0%    08/26/2005       Fee             First                  NAP                      $1,100,000        $1,100,000
  322        97.5%    09/15/2005       Fee             First                  NAP                      $1,100,000        $1,096,272
  323       100.0%    08/16/2005       Fee             First                  NAP                      $1,100,000        $1,090,132
  324       100.0%    10/13/2005       Fee             First                  NAP                      $1,040,000        $1,035,703
  325        95.0%    07/01/2005       Fee             First           253, 275, 301, 325              $1,000,000          $998,528
  326       100.0%    09/13/2005       Fee             First                  NAP                      $1,000,000          $998,468
  327       100.0%    08/01/2005       Fee             First                  NAP                      $1,000,000          $998,460
  328       100.0%    07/22/2005       Fee             First                  NAP                        $960,000          $957,817

                                                                                                   $1,964,195,846    $1,961,802,252

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE  CUT-OFF DATE BALANCE              FIRST PAYMENT   FIRST PAYMENT                               GRACE
LOAN NO.        PER UNIT OR SF  NOTE DATE   DATE (P&I)(7)     DATE (IO)     MATURITY DATE             PERIOD(8)
------------------------------------------------------------------------------------------------------------------------------------

   1                      $325 07/28/2005        NAP         09/08/2005      08/08/2015                   0

   2                       $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   3                       $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   4                       $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   5                       $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   6                       $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   7                       $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   8                       $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   9                       $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   10                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   11                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   12                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   13                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   14                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   15                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   16                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   17                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   18                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   19                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   20                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   21                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   22                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   23                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   24                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   25                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   26                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   27                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   28                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   29                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   30                      $42 08/04/2005        NAP         10/01/2005      09/01/2012                   0
   31                     $114 06/09/2005        NAP         08/08/2005      07/08/2012                   0
   32                     $121 03/21/2005    05/07/2008      05/07/2005      04/07/2015                   0
   33                     $220 09/29/2005    11/01/2008      11/01/2005      10/01/2015                   0
   34                     $140 09/12/2005    11/01/2009      11/01/2005      10/01/2015                   7
   35                     $289 10/18/2005    12/01/2005          NAP         11/01/2015                   5
   36                      $87 09/26/2005    11/01/2005          NAP         10/01/2015                   5
   37                 $102,444 10/19/2005    12/01/2005          NAP         11/01/2015                   0
   38                     $115 07/20/2005    09/01/2005          NAP         08/01/2015                   5
   39                     $117 08/17/2005    10/01/2008      10/01/2005      09/01/2015                   5
   40                     $170 08/31/2005    10/01/2005          NAP         09/01/2015                   5
   41                  $51,739 07/29/2005    09/01/2010      09/01/2005      08/01/2015                   5

   42                     $293 09/26/2005    11/01/2007      11/01/2005      10/01/2015                   5
   43                     $293 09/26/2005    11/01/2007      11/01/2005      10/01/2015                   5
   44                     $293 09/26/2005    11/01/2007      11/01/2005      10/01/2015                   5
   45                     $293 09/26/2005    11/01/2007      11/01/2005      10/01/2015                   5
   46                     $293 09/26/2005    11/01/2007      11/01/2005      10/01/2015                   5
   47                     $293 09/26/2005    11/01/2007      11/01/2005      10/01/2015                   5
   48                     $293 09/26/2005    11/01/2007      11/01/2005      10/01/2015                   5
   49                     $293 09/26/2005    11/01/2007      11/01/2005      10/01/2015                   5
   50                     $239 11/01/2005    01/01/2006          NAP         12/01/2015                   5
   51                     $127 09/27/2005    11/01/2005          NAP         10/01/2015                   7
   52                      $61 07/12/2005    08/01/2010      09/01/2005      08/01/2015                   5
   53                     $186 10/06/2005    12/01/2010      12/01/2005      11/01/2015                   5
   54                     $131 09/09/2005    11/01/2008      11/01/2005      10/01/2015                   7
   55                     $161 07/21/2005    09/01/2010      09/01/2005      08/01/2015                   5
   56                 $125,736 09/22/2005    11/01/2005          NAP         10/01/2015                   5
   57                  $93,820 09/01/2005    10/01/2007      10/01/2005      09/01/2012                   5
   58                     $156 08/03/2005    10/01/2008      10/01/2005      09/01/2015                   5
   59                     $147 10/03/2005    11/03/2005          NAP         10/03/2015                   0
   60                      $79 08/17/2005    10/01/2005          NAP         09/01/2015                   5
   61                     $174 08/30/2005    10/01/2008      10/01/2005      09/01/2015                   5
   62                     $180 10/03/2005    12/05/2005          NAP         11/05/2015                   0
   63                      $84 09/15/2005    11/01/2005          NAP         10/01/2015                   0
   64                      $87 10/04/2005        NAP         12/01/2005      11/01/2010                   0
   65                     $249 07/06/2005    09/01/2005          NAP         08/01/2015                   8
   66                     $173 08/19/2005        NAP         10/01/2005      09/01/2015                   5
   67                     $180 07/07/2005    09/01/2005          NAP         08/01/2015                   5
   68                     $171 06/03/2005    08/01/2007      08/01/2005      07/01/2015                   5

   69                  $34,736 11/10/2004    01/01/2005          NAP         12/01/2014                   5
   70                  $34,736 12/28/2004    02/01/2005          NAP         01/01/2015                   5
   71                     $197 09/28/2005    11/01/2007      11/01/2005      10/01/2015                   5
   72                      $95 07/15/2005    09/01/2005          NAP         08/01/2010                   5
   73                  $28,846 07/19/2005    09/01/2005          NAP         08/01/2015                   5
   74                     $259 09/28/2005    11/01/2008      11/01/2005      10/01/2015   3 for first event in 12 month period,
                                                                                                     5 thereafter
   75                     $207 07/29/2005    09/01/2006      09/01/2005      08/01/2015                   5
   76                      $83 09/13/2005    11/01/2008      11/01/2005      10/01/2015                   7
   77                     $276 06/01/2005    07/01/2005          NAP         06/01/2015                   5
   78                     $169 08/08/2005    10/01/2007      10/01/2005      09/01/2015                   5
   79                  $43,682 09/26/2005    11/01/2005          NAP         10/01/2015                   5
   80                     $224 06/09/2005    08/01/2005          NAP         07/01/2015                   5
   81                     $150 06/30/2005    08/01/2005          NAP         07/01/2015                   5
   82                     $151 06/03/2005    08/01/2008      08/01/2005      07/01/2015                   5
   83                     $152 09/30/2005    11/03/2007      11/03/2005      10/03/2015                   0
   84                     $139 04/11/2005    06/01/2010      06/01/2005      05/01/2012                   5
   85                     $171 05/16/2005    07/01/2008      07/01/2005      06/01/2015                   5
   86                     $161 07/06/2005    09/01/2005          NAP         08/01/2015                   5
   87                  $44,907 06/07/2005    08/01/2006      08/01/2005      07/01/2015                   5
   88                     $173 08/10/2005    10/01/2005          NAP         09/01/2015                   5
   89                      $42 07/18/2005    09/01/2005          NAP         08/01/2015                   5
   90                 $178,846 07/14/2005    09/01/2008      09/01/2005      08/01/2015                   5
   91                  $46,533 06/23/2005    08/01/2005          NAP         07/01/2015                   5
   92                  $55,215 08/18/2005    10/01/2007      10/01/2005      09/01/2015                   5
   93                 $102,273 06/20/2005    08/01/2007      08/01/2005      07/01/2015                   5
   94                  $40,477 09/09/2005    11/01/2005          NAP         10/01/2015                   5
   95                  $73,610 09/01/2005    10/01/2005          NAP         09/01/2015                   5
   96                  $73,333 09/01/2005    10/01/2007      10/01/2005      09/01/2012                   5

   97                     $108 07/07/2005    09/01/2005          NAP         08/01/2015                   5
   98                     $108 07/07/2005    09/01/2005          NAP         08/01/2015                   5
   99                     $341 10/18/2005    12/01/2005          NAP         11/01/2015                   5
  100                     $131 05/25/2005    07/01/2005          NAP         06/01/2015                  15

  101                      $72 09/16/2005    11/01/2007      11/01/2005      10/01/2015                   5
  102                      $72 09/16/2005    11/01/2007      11/01/2005      10/01/2015                   5
  103                      $72 09/16/2005    11/01/2007      11/01/2005      10/01/2015                   5
  104                  $42,877 09/09/2005    11/01/2005          NAP         10/01/2015                   5
  105                  $62,660 06/23/2005    08/01/2005          NAP         07/01/2015                   5
  106                  $54,534 09/09/2005    11/01/2005          NAP         10/01/2015                   5
  107                     $296 08/03/2005    10/01/2008      10/01/2005      09/01/2015                   5
  108                  $57,322 09/22/2005    11/01/2005          NAP         10/01/2015                   5
  109                     $103 09/22/2005    11/01/2005          NAP         10/01/2015                   5
  110                  $33,124 09/12/2005    11/01/2005          NAP         10/01/2015                   5
  111                  $56,094 09/30/2005    11/01/2005          NAP         10/01/2012                   5
  112                  $39,940 09/09/2005    11/01/2005          NAP         10/01/2015                   5
  113                     $134 08/04/2005    10/01/2005          NAP         09/01/2015                   5
  114                     $108 09/12/2005    11/01/2008      11/01/2005      10/01/2015                   7
  115                     $206 08/01/2005    09/01/2008      09/01/2005      08/01/2015                   5
  116                  $32,836 10/06/2005    12/01/2005          NAP         11/01/2015                  15
  117                     $311 10/11/2005    12/01/2005          NAP         11/01/2015                   5
  118                  $57,477 09/01/2005    10/01/2005          NAP         09/01/2015                   5
  119                      $55 07/12/2005    09/01/2005          NAP         08/01/2015                   5
  120                  $83,553 06/24/2005    08/01/2010      08/01/2005      07/01/2015                   5
  121                     $159 08/11/2005    10/01/2005          NAP         09/01/2015                   5
  122                  $49,600 09/13/2005    11/01/2007      11/01/2005      10/01/2015                   5
  123                  $31,701 08/11/2005    10/01/2005          NAP         09/01/2015                   5
  124                  $84,507 08/24/2005    10/01/2010      10/01/2005      09/01/2015                   5
  125                  $70,490 09/15/2005    11/01/2005          NAP         10/01/2015                   5

  126                     $216 07/11/2005    09/01/2005          NAP         08/01/2020                   5
  127                     $216 07/11/2005    09/01/2005          NAP         08/01/2020                   5
  128                      $71 06/15/2005    08/01/2005          NAP         07/01/2015                   5
  129                      $62 12/20/2004    02/01/2005          NAP         01/01/2015                   5
  130                     $117 07/27/2005    09/01/2008      09/01/2005      08/01/2015                   5
  131                     $136 07/21/2005    09/01/2005          NAP         08/01/2015                   5
  132                      $96 07/29/2005    09/01/2005          NAP         08/01/2015                   5
  133                  $27,990 10/11/2005    12/01/2005          NAP         11/01/2015                   5
  134                  $29,082 09/02/2005    11/01/2008      11/01/2005      10/01/2015                   5
  135                  $36,809 09/29/2005    11/01/2005          NAP         10/01/2015                   5

  136                      $40 09/09/2005    11/01/2005          NAP         10/01/2015                   5
  137                      $40 09/09/2005    11/01/2005          NAP         10/01/2015                   5
  138                  $58,015 05/26/2005    07/01/2005          NAP         06/01/2015                   5
  139                  $60,902 09/12/2005    11/01/2005          NAP         10/01/2015                   5
  140                     $223 08/17/2005    10/01/2010      10/01/2005      09/01/2015                   5
  141                      $57 10/06/2005    12/01/2005          NAP         11/01/2015                   5
  142                     $251 08/25/2005    10/01/2005          NAP         09/01/2015                   5
  143                  $35,894 08/31/2005    10/01/2005          NAP         09/01/2015                   5
  144                      $79 05/25/2005    07/01/2005          NAP         06/01/2015                   5
  145                     $106 06/06/2005    08/01/2005          NAP         07/01/2015                   5
  146                      $51 05/02/2005    07/01/2005          NAP         06/01/2015                   5
  147                  $49,481 09/22/2005    11/01/2005          NAP         10/01/2012                   5
  148                  $82,540 08/24/2005    10/01/2010      10/01/2005      09/01/2015                   5
  149                     $168 08/23/2005    10/01/2005          NAP         09/01/2015                   5
  150                  $23,611 09/16/2005    11/01/2008      11/01/2005      10/01/2015                   5
  151                  $56,585 09/12/2005    11/01/2005          NAP         10/01/2015                   5
  152                      $68 07/29/2005    09/01/2005          NAP         08/01/2015                   5
  153                     $295 09/29/2005    11/01/2005          NAP         10/01/2015                   5
  154                  $32,895 06/14/2005    08/01/2010      08/01/2005      07/01/2012                   5
  155                     $163 06/16/2005    02/08/2007      08/08/2005      07/08/2015                   0
  156                     $103 09/16/2005    11/01/2005          NAP         10/01/2015                   5
  157                  $56,126 09/22/2005    11/01/2005          NAP         10/01/2012                   5
  158                  $47,573 09/22/2005    11/01/2005          NAP         10/01/2012                   5
  159                  $38,085 09/01/2005    10/01/2005          NAP         09/01/2015                   5
  160                     $202 08/17/2005    10/01/2010      10/01/2005      09/01/2015                   5

  161                      $41 09/29/2005    11/01/2005          NAP         10/01/2015                   5
  162                      $41 09/29/2005    11/01/2005          NAP         10/01/2015                   5
  163                  $16,536 09/19/2005    11/01/2005          NAP         10/01/2015                   5
  164                      $77 07/19/2005    09/01/2005          NAP         08/01/2015                   5
  165                      $42 07/11/2005    09/01/2005          NAP         08/01/2015                   5
  166                     $322 08/31/2005    10/01/2005          NAP         09/01/2015                   5
  167                     $205 09/28/2005    11/01/2005          NAP         10/01/2015                   5
  168                  $47,959 07/19/2005        NAP         09/01/2005      08/01/2015                   5
  169                      $57 09/14/2005    11/01/2005          NAP         10/01/2015                   5
  170                      $56 08/19/2005    10/01/2005          NAP         09/01/2015                   5
  171                      $59 06/16/2005    08/01/2005          NAP         07/01/2015                   5
  172                     $141 08/08/2005    10/01/2008      10/01/2005      09/01/2015                   5
  173                      $92 10/03/2005    12/01/2005          NAP         11/01/2015                   0
  174                     $157 08/04/2005    10/01/2007      10/01/2005      09/01/2015                   5
  175                      $97 06/08/2005    08/01/2005          NAP         07/01/2015                   5
  176                  $18,576 09/23/2005    11/01/2005          NAP         10/01/2015                   5
  177                      $41 08/19/2005    10/01/2005          NAP         09/01/2015                   5
  178                      $87 09/22/2005    11/01/2005          NAP         10/01/2025                   5
  179                  $46,250 08/25/2005    10/01/2005          NAP         09/01/2015                   5
  180                     $411 06/30/2005    08/01/2005          NAP         07/01/2015                   5
  181                     $101 07/07/2005    09/01/2005          NAP         08/01/2015                   5
  182                     $288 08/08/2005    10/01/2005          NAP         09/01/2015                   5
  183                      $61 07/20/2005    09/01/2007      09/01/2005      08/01/2015                   5

  184                      $28 08/17/2005    10/01/2005          NAP         09/01/2015                  10
  185                      $28 08/17/2005    10/01/2005          NAP         09/01/2015                  10
  186                      $28 08/17/2005    10/01/2005          NAP         09/01/2015                  10
  187                      $69 06/14/2005    08/01/2005          NAP         07/01/2015                   5
  188                     $292 06/20/2005    08/01/2005          NAP         07/01/2015                   5
  189                     $130 09/20/2005    11/01/2008      11/01/2005      10/01/2015                   5
  190                  $33,333 08/25/2005    10/01/2007      10/01/2005      09/01/2015                   5
  191                     $160 08/10/2005    10/01/2005          NAP         09/01/2012                   5
  192                      $70 06/15/2005    08/01/2005          NAP         07/01/2015                   5
  193                      $74 06/16/2005    08/01/2005          NAP         07/01/2012                   5

  194                      $80 09/22/2005    11/01/2005          NAP         10/01/2015                   5
  195                      $80 09/22/2005    11/01/2005          NAP         10/01/2015                   5
  196                      $80 09/22/2005    11/01/2005          NAP         10/01/2015                   5
  197                      $80 09/22/2005    11/01/2005          NAP         10/01/2015                   5
  198                     $430 09/22/2005    11/01/2005          NAP         10/01/2015                   5
  199                  $41,489 09/14/2005    11/01/2005          NAP         10/01/2015                   5
  200                      $88 08/12/2005    10/08/2005          NAP         09/08/2025                   5
  201                     $234 08/04/2005    10/01/2005          NAP         09/01/2015                   5
  202                     $119 07/26/2005    09/01/2007      09/01/2005      08/01/2015                   5
  203                     $120 07/27/2005    09/01/2005          NAP         08/01/2015                   5

  204                      $23 07/29/2005    09/01/2005          NAP         08/01/2015                   5
  205                      $23 07/29/2005    09/01/2005          NAP         08/01/2015                   5
  206                      $23 07/29/2005    09/01/2005          NAP         08/01/2015                   5
  207                      $23 07/29/2005    09/01/2005          NAP         08/01/2015                   5
  208                     $255 08/29/2005    10/01/2005          NAP         09/01/2015                   5
  209                  $23,124 06/15/2005    08/01/2005          NAP         07/01/2015                   5
  210                     $184 09/12/2005    11/01/2006      11/01/2005      10/01/2015                   5
  211                     $106 08/04/2005    10/01/2005          NAP         09/01/2015                   5
  212                  $17,513 04/28/2005        NAP         06/01/2005      05/01/2015                   5
  213                     $232 08/31/2005    10/01/2005          NAP         09/01/2015                   5
  214                     $259 09/29/2005    11/01/2005          NAP         10/01/2015                   5
  215                     $241 09/20/2005    11/01/2005          NAP         10/01/2015                   5
  216                      $94 05/04/2005    07/01/2005          NAP         06/01/2015                   5
  217                     $225 07/28/2005    09/01/2007      09/01/2005      08/01/2015                   5
  218                      $96 08/24/2005    10/01/2005          NAP         09/01/2015                   5
  219                  $57,772 07/29/2005    09/01/2005          NAP         08/01/2015                   5
  220                     $231 09/19/2005    11/01/2005          NAP         10/01/2015                   5
  221                      $56 07/29/2005    09/01/2007      09/01/2005      08/01/2015                   5
  222                     $127 09/21/2005    11/01/2005          NAP         10/01/2015                   0
  223                  $25,801 09/30/2005    11/01/2005          NAP         10/01/2015                   5
  224                  $39,566 07/29/2005    09/01/2005          NAP         08/01/2015                   5
  225                   $6,510 08/09/2005    10/01/2005          NAP         09/01/2015                   5
  226                     $299 07/15/2005    09/01/2010      09/01/2005      08/01/2015                   5
  227                  $31,867 09/09/2005    11/01/2005          NAP         10/01/2015                   5
  228                     $285 04/27/2005    06/01/2005          NAP         05/01/2015                   5
  229                     $176 09/09/2005    11/01/2007      11/01/2005      10/01/2015                   5
  230                     $144 11/04/2005    01/01/2006          NAP         12/01/2020                   5
  231                     $289 06/08/2005    08/01/2005          NAP         07/01/2015                   5

  232                  $38,991 05/31/2005    07/01/2005          NAP         06/01/2015                   5
  233                  $38,991 05/31/2005    07/01/2005          NAP         06/01/2015                   5

  234                     $246 09/26/2005    11/01/2007      11/01/2005      10/01/2015                   5
  235                     $246 09/26/2005    11/01/2007      11/01/2005      10/01/2015                   5
  236                     $111 08/12/2005    10/01/2006      10/01/2005      09/01/2015                   5
  237                      $51 07/29/2005    09/01/2005          NAP         08/01/2015                   5
  238                  $51,887 05/06/2005    01/01/2007      07/01/2005      06/01/2010                   5
  239                     $168 08/31/2005    10/01/2005          NAP         09/01/2015                   5
  240                  $43,271 09/07/2005    11/01/2005          NAP         10/01/2015                  15
  241                     $129 08/31/2005    10/01/2007      10/01/2005      09/01/2015                   5
  242                      $99 08/22/2005    10/01/2008      10/01/2005      09/01/2015                   5
  243                     $104 09/15/2005    11/01/2005          NAP         10/01/2015                   5
  244                     $180 09/15/2005    11/01/2005          NAP         10/01/2015                   5
  245                     $183 08/26/2005    10/01/2005          NAP         09/01/2015                   5
  246                  $52,318 08/12/2005    10/01/2005          NAP         09/01/2015                   5
  247                      $44 08/19/2005    10/01/2005          NAP         09/01/2015                   5
  248                      $74 08/30/2005    10/01/2005          NAP         09/01/2015                   5
  249                     $173 08/12/2005    10/01/2005          NAP         09/01/2015                   5
  250                      $49 06/30/2005    08/01/2005          NAP         07/01/2020                   5
  251                     $107 10/27/2005    12/01/2005          NAP         11/01/2015                   5
  252                     $112 08/22/2005    10/01/2005          NAP         09/01/2015                   0
  253                      $19 08/17/2005    10/01/2005          NAP         09/01/2015                   5
  254                     $135 08/31/2005    10/01/2005          NAP         09/01/2015                   5
  255                  $17,846 09/08/2005    11/01/2005          NAP         10/01/2015                   5
  256                  $27,602 08/31/2005    10/01/2005          NAP         09/01/2015                   5
  257                     $158 08/19/2005    10/01/2008      10/01/2005      09/01/2015                   5
  258                  $36,886 07/19/2005    09/01/2005          NAP         08/01/2015                   5
  259                      $75 11/03/2005    01/01/2006          NAP         12/01/2025                   5
  260                      $32 09/21/2005    11/01/2005          NAP         10/01/2015                   5
  261                  $45,789 09/12/2005    11/01/2005          NAP         10/01/2015                  15
  262                      $93 08/24/2005    10/01/2005          NAP         09/01/2015                   5

  263                      $24 08/29/2005    10/01/2005          NAP         09/01/2015                   5
  264                      $24 08/29/2005    10/01/2005          NAP         09/01/2015                   5
  265                  $23,976 09/08/2005    11/01/2005          NAP         10/01/2015                   5
  266                     $171 07/01/2005    08/01/2005          NAP         07/01/2015                   5
  267                     $340 09/20/2005    11/01/2005          NAP         10/01/2015                   5
  268                  $41,581 08/31/2005    10/01/2005          NAP         09/01/2015                   5
  269                      $34 05/06/2005    07/01/2005          NAP         06/01/2015                  15
  270                      $58 10/11/2005    12/01/2005          NAP         11/01/2015                   5
  271                     $147 09/19/2005    11/01/2005          NAP         10/01/2015                   5
  272                     $131 08/19/2005    10/01/2005      10/01/2014      09/01/2015                   5
  273                  $20,913 06/16/2005    08/01/2005          NAP         07/01/2015                   5
  274                  $27,385 09/27/2005    11/01/2005          NAP         10/01/2015                  10
  275                      $33 08/17/2005    10/01/2005          NAP         09/01/2015                   5
  276                  $23,169 08/17/2005    10/01/2005          NAP         09/01/2015                   5
  277                      $85 10/03/2005    12/01/2005          NAP         11/01/2015                   5

  278                  $10,555 08/18/2005    10/01/2005          NAP         09/01/2015                   5
  279                  $10,555 08/18/2005    10/01/2005          NAP         09/01/2015                   5
  280                  $27,477 08/23/2005    10/01/2005          NAP         09/01/2015                   5
  281                  $85,289 10/08/2004    12/01/2004          NAP         11/01/2014                   5
  282                  $26,757 09/01/2005    10/01/2005          NAP         09/01/2015                   5
  283                     $173 08/01/2005    09/01/2005          NAP         08/01/2015                   5
  284                      $55 09/14/2005    11/01/2005          NAP         10/01/2015                   5
  285                      $69 06/16/2005    08/01/2007      08/01/2005      07/01/2015                   5
  286                     $165 08/12/2005    10/01/2005          NAP         09/01/2015                   5
  287                     $354 08/30/2005    10/01/2005          NAP         09/01/2015                   5
  288                      $50 07/01/2005    09/01/2005          NAP         08/01/2015                   5
  289                     $183 08/05/2005    10/01/2005          NAP         09/01/2015                   5
  290                     $333 05/12/2005    07/01/2005          NAP         06/01/2015                   5
  291                  $66,369 07/29/2005    09/01/2005          NAP         08/01/2015                   5
  292                      $37 06/16/2005    08/01/2005          NAP         07/01/2015                   0
  293                  $12,574 08/09/2005    10/01/2005          NAP         09/01/2015                   5
  294                  $15,464 09/02/2005    11/01/2007      11/01/2005      10/01/2015                   5
  295                      $71 10/31/2005    12/01/2005          NAP         11/01/2015                   5
  296                      $84 08/16/2005    10/01/2005          NAP         09/01/2015                   5
  297                   $7,512 06/08/2005    08/01/2005          NAP         07/01/2015                  15
  298                      $47 11/03/2005    01/01/2006          NAP         12/01/2025                   5
  299                     $291 09/02/2005    11/01/2005          NAP         10/01/2015                   5
  300                     $230 08/26/2005    10/01/2007      10/01/2005      09/01/2015                   5
  301                      $43 08/17/2005    10/01/2005          NAP         09/01/2015                   5
  302                  $23,907 06/23/2005    08/01/2005          NAP         07/01/2015                  10
  303                  $31,711 08/02/2005    10/01/2007      10/01/2005      09/01/2015                   5
  304                      $91 09/26/2005    11/01/2005          NAP         10/01/2020                   5
  305                      $55 09/20/2005    11/01/2005          NAP         10/01/2015                   5
  306                      $85 09/08/2005    11/01/2005          NAP         10/01/2025                   5
  307                     $107 08/25/2005    10/01/2005          NAP         09/01/2015                  15
  308                      $96 09/26/2005    11/01/2005          NAP         10/01/2020                   5
  309                      $21 10/03/2005    12/01/2005          NAP         11/01/2015                   5
  310                      $85 10/11/2005    12/01/2005          NAP         11/01/2015                   7
  311                      $67 09/16/2005    11/01/2005          NAP         10/01/2015                   5
  312                     $123 05/26/2005    07/01/2010      07/01/2005      06/01/2015                   5

  313                      $57 06/13/2005    08/01/2005          NAP         07/01/2015                   5
  314                      $57 06/13/2005    08/01/2005          NAP         07/01/2015                   5
  315                  $84,202 09/07/2005    11/01/2005          NAP         10/01/2015                   5
  316                      $62 09/21/2005    11/01/2005          NAP         10/01/2020                   5
  317                  $10,957 09/13/2005    11/01/2005          NAP         10/01/2015                   5
  318                     $197 07/19/2005    09/01/2005          NAP         08/01/2010                   5
  319                     $140 10/17/2005    12/01/2005          NAP         11/01/2015                   5
  320                     $110 08/30/2005    10/01/2005          NAP         09/01/2015                   5
  321                  $13,750 10/05/2005    12/01/2005          NAP         11/01/2015                   5
  322                      $20 09/23/2005    11/01/2005          NAP         10/01/2020                   5
  323                      $81 06/17/2005    08/01/2005          NAP         07/01/2015                   5
  324                  $64,731 06/21/2005    08/01/2005          NAP         07/01/2015                   5
  325                      $29 09/08/2005    11/01/2005          NAP         10/01/2015                   5
  326                      $51 09/21/2005    11/01/2005          NAP         10/01/2015                   5
  327                      $98 09/02/2005    11/01/2005          NAP         10/01/2015                   5
  328                     $182 09/27/2005    11/01/2005          NAP         10/01/2015                   5

--------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE                 LOCKBOX          LOCKBOX         ORIGINAL TERM     REMAINING TERM       ORIGINAL       REMAINING
   LOAN NO.     ARD LOAN     STATUS           TYPE             TO MATURITY      TO MATURITY      AMORT. TERM(9)   AMORT. TERM
--------------------------------------------------------------------------------------------------------------------------------

      1            No       In-Place          Hard                120               117                IO              IO

      2            No      Springing          Hard                 84                82                IO              IO
      3            No      Springing          Hard                 84                82                IO              IO
      4            No      Springing          Hard                 84                82                IO              IO
      5            No      Springing          Hard                 84                82                IO              IO
      6            No      Springing          Hard                 84                82                IO              IO
      7            No      Springing          Hard                 84                82                IO              IO
      8            No      Springing          Hard                 84                82                IO              IO
      9            No      Springing          Hard                 84                82                IO              IO
      10           No      Springing          Hard                 84                82                IO              IO
      11           No      Springing          Hard                 84                82                IO              IO
      12           No      Springing          Hard                 84                82                IO              IO
      13           No      Springing          Hard                 84                82                IO              IO
      14           No      Springing          Hard                 84                82                IO              IO
      15           No      Springing          Hard                 84                82                IO              IO
      16           No      Springing          Hard                 84                82                IO              IO
      17           No      Springing          Hard                 84                82                IO              IO
      18           No      Springing          Hard                 84                82                IO              IO
      19           No      Springing          Hard                 84                82                IO              IO
      20           No      Springing          Hard                 84                82                IO              IO
      21           No      Springing          Hard                 84                82                IO              IO
      22           No      Springing          Hard                 84                82                IO              IO
      23           No      Springing          Hard                 84                82                IO              IO
      24           No      Springing          Hard                 84                82                IO              IO
      25           No      Springing          Hard                 84                82                IO              IO
      26           No      Springing          Hard                 84                82                IO              IO
      27           No      Springing          Hard                 84                82                IO              IO
      28           No      Springing          Hard                 84                82                IO              IO
      29           No      Springing          Hard                 84                82                IO              IO
      30           No      Springing          Hard                 84                82                IO              IO
      31           No       In-Place          Hard                 84                80                IO              IO
      32           No       In-Place          Hard                120               113               360             360
      33           No         NAP             None                120               119               360             360
      34           No      Springing          Hard                120               119               360             360
      35           No         NAP             None                120               120               360             360
      36           No       In-Place          Soft                120               119               360             359
      37           No       In-Place          Hard                120               120               336             336
      38           No       In-Place          Hard                120               117               360             357
      39           No       In-Place          Hard                120               118               360             360
      40           No       In-Place          Soft                120               118               360             358
      41           No         NAP             None                120               117               360             360

      42           No         NAP             None                120               119               360             360
      43           No         NAP             None                120               119               360             360
      44           No         NAP             None                120               119               360             360
      45           No         NAP             None                120               119               360             360
      46           No         NAP             None                120               119               360             360
      47           No         NAP             None                120               119               360             360
      48           No         NAP             None                120               119               360             360
      49           No         NAP             None                120               119               360             360
      50           No         NAP             None                120               120               360             360
      51           No         NAP             None                120               119               360             359
      52           No      Springing          Hard                120               117               360             360
      53           No       In-Place          Hard                120               120               360             360
      54           No      Springing          Hard                120               119               360             360
      55           No         NAP             None                120               117               360             360
      56           No         NAP             None                120               119               300             299
      57           No         NAP             None                 84                82               360             360
      58           No         NAP             None                120               118               360             360
      59           No         NAP             None                120               119               360             359
      60           No         NAP             None                120               118               360             358
      61           No       In-Place          Hard                120               118               360             360
      62           No         NAP             None                120               120               360             360
      63           No         NAP             None                120               119               360             359
      64           No         NAP             None                 60                60                IO              IO
      65           No         NAP             None                120               117               360             357
      66           No         NAP             None                120               118                IO              IO
      67           No         NAP             None                120               117               360             357
      68           No       In-Place          Soft                120               116               336             336

      69           No         NAP             None                120               109               360             349
      70           No         NAP             None                120               110               360             350
      71           No         NAP             None                120               119               360             360
      72           No         NAP             None                 60                57               360             357
      73           No       In-Place          Hard                120               117               360             357
      74           No         NAP             None                120               119               360             360
      75           No         NAP             None                120               117               360             360
      76           No         NAP             None                120               119               360             360
      77           No         NAP             None                120               115               360             355
      78           No         NAP             None                120               118               360             360
      79           No         NAP             None                120               119               360             359
      80           No         NAP             None                120               116               360             356
      81           No         NAP             None                120               116               360             356
      82           No         NAP             None                120               116               360             360
      83           No       In-Place          Hard                120               119               360             360
      84           No         NAP             None                 84                78               360             360
      85           No         NAP             None                120               115               360             360
      86           No         NAP             None                120               117               360             357
      87           No         NAP             None                120               116               360             360
      88           No         NAP             None                120               118               360             358
      89           No         NAP             None                120               117               360             357
      90           No         NAP             None                120               117               360             360
      91           No         NAP             None                120               116               360             356
      92           No         NAP             None                120               118               300             300
      93           No         NAP             None                120               116               360             360
      94           No         NAP             None                120               119               300             299
      95           No         NAP             None                120               118               360             358
      96           No         NAP             None                 84                82               360             360

      97           No      Springing          Hard                120               117               360             357
      98           No      Springing          Hard                120               117               360             357
      99           No         NAP             None                120               120               360             360
     100           No         NAP             None                120               115               360             355

     101           No         NAP             None                120               119               336             336
     102           No         NAP             None                120               119               336             336
     103           No         NAP             None                120               119               336             336
     104           No         NAP             None                120               119               300             299
     105           No         NAP             None                120               116               360             356
     106           No         NAP             None                120               119               300             299
     107           No         NAP             None                120               118               360             360
     108           No         NAP             None                120               119               360             359
     109           No         NAP             None                120               119               360             359
     110           No         NAP             None                120               119               300             299
     111           No         NAP             None                 84                83               360             359
     112           No         NAP             None                120               119               300             299
     113           No         NAP             None                120               118               360             358
     114           No      Springing          Hard                120               119               360             360
     115           No         NAP             None                120               117               360             360
     116           No         NAP             None                120               120               360             360
     117           No         NAP             None                120               120               360             360
     118           No         NAP             None                120               118               300             298
     119           Yes     Springing          Hard                120               117               360             357
     120           No         NAP             None                120               116               360             360
     121           No         NAP             None                120               118               360             358
     122           No         NAP             None                120               119               360             360
     123           No         NAP             None                120               118               300             298
     124           No         NAP             None                120               118               360             360
     125           No         NAP             None                120               119               300             299

     126           No      Springing          Soft                180               177               300             297
     127           No      Springing          Soft                180               177               300             297
     128           No         NAP             None                120               116               360             356
     129           No      Springing          Hard                120               110               360             350
     130           No         NAP             None                120               117               360             360
     131           No         NAP             None                120               117               360             357
     132           No         NAP             None                120               117               360             357
     133           No         NAP             None                120               120               360             360
     134           No         NAP             None                120               119               360             360
     135           No         NAP             None                120               119               360             359

     136           No         NAP             None                120               119               360             359
     137           No         NAP             None                120               119               360             359
     138           No         NAP             None                120               115               360             355
     139           No         NAP             None                120               119               300             299
     140           No         NAP             None                120               118               360             360
     141           No      Springing          Hard                120               120               360             360
     142           No         NAP             None                120               118               360             358
     143           No         NAP             None                120               118               300             298
     144           No       In-Place          Soft                120               115               360             355
     145           No         NAP             None                120               116               360             356
     146           No         NAP             None                120               115               360             355
     147           No         NAP             None                 84                83               360             359
     148           No         NAP             None                120               118               360             360
     149           No         NAP             None                120               118               360             358
     150           No         NAP             None                120               119               360             360
     151           No         NAP             None                120               119               300             299
     152           No         NAP             None                120               117               360             357
     153           No         NAP             None                120               119               360             359
     154           No         NAP             None                 84                80               360             360
     155           No         NAP             None                120               116               360             360
     156           No         NAP             None                120               119               360             359
     157           No         NAP             None                 84                83               360             359
     158           No         NAP             None                 84                83               360             359
     159           No         NAP             None                120               118               360             358
     160           No         NAP             None                120               118               360             360

     161           No         NAP             None                120               119               360             359
     162           No         NAP             None                120               119               360             359
     163           No         NAP             None                120               119               360             359
     164           Yes      In-Place          Soft                120               117               360             357
     165           No       In-Place          Hard                120               117               300             297
     166           No         NAP             None                120               118               324             322
     167           No         NAP             None                120               119               360             359
     168           No         NAP             None                120               117                IO              IO
     169           No         NAP             None                120               119               300             299
     170           No         NAP             None                120               118               360             358
     171           No         NAP             None                120               116               360             356
     172           No         NAP             None                120               118               360             360
     173           No         NAP             None                120               120               300             300
     174           No         NAP             None                120               118               360             360
     175           No         NAP             None                120               116               300             296
     176           No         NAP             None                120               119               360             359
     177           No         NAP             None                120               118               360             358
     178           No         NAP             None                240               239               240             239
     179           No         NAP             None                120               118               300             298
     180           No         NAP             None                120               116               360             356
     181           No       In-Place          Hard                120               117               360             357
     182           No         NAP             None                120               118               360             358
     183           No         NAP             None                120               117               336             336

     184           No         NAP             None                120               118               360             358
     185           No         NAP             None                120               118               360             358
     186           No         NAP             None                120               118               360             358
     187           No         NAP             None                120               116               360             356
     188           No         NAP             None                120               116               360             356
     189           No         NAP             None                120               119               360             360
     190           No         NAP             None                120               118               360             360
     191           No         NAP             None                 84                82               360             358
     192           No         NAP             None                120               116               360             356
     193           No         NAP             None                 84                80               360             356

     194           No         NAP             None                120               119               300             299
     195           No         NAP             None                120               119               300             299
     196           No         NAP             None                120               119               300             299
     197           No         NAP             None                120               119               300             299
     198           No         NAP             None                120               119               360             359
     199           No         NAP             None                120               119               300             299
     200           No       In-Place          Hard                240               238               240             238
     201           No         NAP             None                120               118               360             358
     202           No         NAP             None                120               117               360             360
     203           No         NAP             None                120               117               360             357

     204           No         NAP             None                120               117               360             357
     205           No         NAP             None                120               117               360             357
     206           No         NAP             None                120               117               360             357
     207           No         NAP             None                120               117               360             357
     208           No         NAP             None                120               118               360             358
     209           No         NAP             None                120               116               360             356
     210           No         NAP             None                120               119               360             360
     211           No         NAP             None                120               118               360             358
     212           No         NAP             None                120               114                IO              IO
     213           No         NAP             None                120               118               324             322
     214           No         NAP             None                120               119               360             359
     215           No         NAP             None                120               119               300             299
     216           No         NAP             None                120               115               360             355
     217           No         NAP             None                120               117               360             360
     218           No         NAP             None                120               118               360             358
     219           No         NAP             None                120               117               300             297
     220           No         NAP             None                120               119               360             359
     221           No         NAP             None                120               117               360             360
     222           No         NAP             None                120               119               360             359
     223           No         NAP             None                120               119               300             299
     224           No         NAP             None                120               117               300             297
     225           No         NAP             None                120               118               360             358
     226           Yes     Springing          Hard                120               117               360             360
     227           No         NAP             None                120               119               300             299
     228           No         NAP             None                120               114               360             354
     229           No         NAP             None                120               119               360             360
     230           No         NAP             None                180               180               180             180
     231           No         NAP             None                120               116               360             356

     232           No         NAP             None                120               115               360             355
     233           No         NAP             None                120               115               360             355

     234           No         NAP             None                120               119               360             360
     235           No         NAP             None                120               119               360             360
     236           No         NAP             None                120               118               360             360
     237           No         NAP             None                120               117               360             357
     238           No       In-Place          Hard                 60                55               360             360
     239           No      Springing          Hard                120               118               300             298
     240           No         NAP             None                120               119               300             299
     241           No         NAP             None                120               118               360             360
     242           No       In-Place          Hard                120               118               360             360
     243           No         NAP             None                120               119               360             359
     244           No         NAP             None                120               119               360             359
     245           No         NAP             None                120               118               360             358
     246           No         NAP             None                120               118               360             358
     247           No         NAP             None                120               118               360             358
     248           No         NAP             None                120               118               360             358
     249           No         NAP             None                120               118               360             358
     250           No         NAP             None                180               176               180             176
     251           No         NAP             None                120               120               300             300
     252           No         NAP             None                120               118               360             358
     253           No         NAP             None                120               118               300             298
     254           No         NAP             None                120               118               360             358
     255           No         NAP             None                120               119               360             359
     256           No         NAP             None                120               118               360             358
     257           No         NAP             None                120               118               360             360
     258           No         NAP             None                120               117               360             357
     259           No         NAP             None                240               240               240             240
     260           No         NAP             None                120               119               360             359
     261           No         NAP             None                120               119               360             359
     262           No       In-Place          Soft                120               118               360             358

     263           No         NAP             None                120               118               300             298
     264           No         NAP             None                120               118               300             298
     265           No         NAP             None                120               119               360             359
     266           No         NAP             None                120               116               360             356
     267           No         NAP             None                120               119               360             359
     268           No         NAP             None                120               118               360             358
     269           No         NAP             None                120               115               300             295
     270           No         NAP             None                120               120               240             240
     271           No         NAP             None                120               119               360             359
     272           No       In-Place          Hard                120               118               300             298
     273           No         NAP             None                120               116               360             356
     274           No         NAP             None                120               119               360             359
     275           No         NAP             None                120               118               300             298
     276           No         NAP             None                120               118               360             358
     277           No         NAP             None                120               120               360             360

     278           No         NAP             None                120               118               360             358
     279           No         NAP             None                120               118               360             358
     280           No         NAP             None                120               118               360             358
     281           No         NAP             None                120               108               360             348
     282           No         NAP             None                120               118               360             358
     283           No         NAP             None                120               117               360             357
     284           No         NAP             None                120               119               300             299
     285           No         NAP             None                120               116               360             360
     286           No         NAP             None                120               118               360             358
     287           No         NAP             None                120               118               360             358
     288           No      Springing          Hard                120               117               300             297
     289           No         NAP             None                120               118               360             358
     290           No         NAP             None                120               115               360             355
     291           No         NAP             None                120               117               300             297
     292           No         NAP             None                120               116               300             296
     293           No         NAP             None                120               118               360             358
     294           No         NAP             None                120               119               360             360
     295           No         NAP             None                120               120               300             300
     296           No         NAP             None                120               118               360             358
     297           No         NAP             None                120               116               240             236
     298           No         NAP             None                240               240               240             240
     299           No       In-Place   Soft Springing Hard        120               119               300             299
     300           No         NAP             None                120               118               324             324
     301           No         NAP             None                120               118               300             298
     302           No         NAP             None                120               116               360             356
     303           No         NAP             None                120               118               300             300
     304           No         NAP             None                180               179               180             179
     305           No         NAP             None                120               119               360             359
     306           No         NAP             None                240               239               240             239
     307           No         NAP             None                120               118               360             358
     308           No         NAP             None                180               179               180             179
     309           No         NAP             None                120               120               360             360
     310           No         NAP             None                120               120               240             240
     311           No         NAP             None                120               119               300             299
     312           No      Springing          Hard                120               115               360             360

     313           No         NAP             None                120               116               300             296
     314           No         NAP             None                120               116               300             296
     315           No         NAP             None                120               119               360             359
     316           No         NAP             None                180               179               180             179
     317           No         NAP             None                120               119               120             119
     318           No         NAP             None                 60                57               360             357
     319           No         NAP             None                120               120               216             216
     320           No         NAP             None                120               118               360             358
     321           No         NAP             None                120               120               300             300
     322           No         NAP             None                180               179               180             179
     323           No         NAP             None                120               116               240             236
     324           No         NAP             None                120               116               360             356
     325           No         NAP             None                120               119               300             299
     326           No         NAP             None                120               119               300             299
     327           No         NAP             None                120               119               300             299
     328           No         NAP             None                120               119               240             239

                                                                  116               114               349             348

---------------------------------------------------------------------------------------------------------------------
   MORTGAGE      MORTGAGE          MONTHLY           MONTHLY   UNDERWRITABLE    UNDERWRITABLE        NOI        NCF
   LOAN NO.          RATE     PAYMENT (P&I)  PAYMENT (IO)(10)            NOI        CASH FLOW    DSCR(11)    DSCR(11)
---------------------------------------------------------------------------------------------------------------------

      1            5.200%              NAP          $619,486     $10,172,646       $9,563,244    1.37       1.29

      2            4.960%              NAP           $45,059      $1,147,784       $1,131,941    2.16       2.09
      3            4.960%              NAP           $20,849        $518,801         $510,135    2.16       2.09
      4            4.960%              NAP           $19,277        $472,589         $462,310    2.16       2.09
      5            4.960%              NAP           $16,344        $402,802         $390,606    2.16       2.09
      6            4.960%              NAP           $16,344        $405,184         $394,562    2.16       2.09
      7            4.960%              NAP           $15,715        $402,347         $392,132    2.16       2.09
      8            4.960%              NAP           $13,519        $493,362         $486,032    2.16       2.09
      9            4.960%              NAP           $12,153        $314,034         $306,420    2.16       2.09
      10           4.960%              NAP           $11,210        $275,029         $267,366    2.16       2.09
      11           4.960%              NAP           $10,791        $266,528         $259,182    2.16       2.09
      12           4.960%              NAP           $10,603        $266,118         $257,858    2.16       2.09
      13           4.960%              NAP           $10,477        $270,035         $260,694    2.16       2.09
      14           4.960%              NAP            $9,639        $251,332         $238,616    2.16       2.09
      15           4.960%              NAP            $9,429        $241,433         $227,747    2.16       2.09
      16           4.960%              NAP            $9,429        $233,469         $227,206    2.16       2.09
      17           4.960%              NAP            $9,119        $225,048         $217,011    2.16       2.09
      18           4.960%              NAP            $9,010        $222,865         $214,630    2.16       2.09
      19           4.960%              NAP            $9,010        $228,130         $215,442    2.16       2.09
      20           4.960%              NAP            $8,801        $286,794         $270,128    2.16       2.09
      21           4.960%              NAP            $8,381        $220,271         $209,254    2.16       2.09
      22           4.960%              NAP            $8,180        $200,367         $190,361    2.16       2.09
      23           4.960%              NAP            $8,067        $235,272         $218,737    2.16       2.09
      24           4.960%              NAP            $7,543        $190,992         $185,613    2.16       2.09
      25           4.960%              NAP            $7,124        $188,593         $175,373    2.16       2.09
      26           4.960%              NAP            $6,915        $185,388         $166,315    2.16       2.09
      27           4.960%              NAP            $6,437        $154,976         $150,161    2.16       2.09
      28           4.960%              NAP            $5,364        $137,708         $130,793    2.16       2.09
      29           4.960%              NAP            $5,238        $137,369         $127,642    2.16       2.09
      30           4.960%              NAP            $5,230        $128,616         $122,260    2.16       2.09
      31           4.990%              NAP          $271,305      $8,560,140       $8,241,263    2.63       2.53
      32           5.370%         $288,784          $234,117      $4,965,024       $4,363,346    1.77       1.55
      33           5.350%         $234,534          $189,851      $3,641,622       $3,395,437    1.60       1.49
      34           5.230%         $177,686          $142,508      $3,018,639       $2,732,617    1.77       1.60
      35           5.210%         $151,175               NAP      $2,275,578       $2,228,281    1.25       1.23
      36           5.000%         $147,626               NAP      $2,685,048       $2,327,022    1.52       1.31
      37           5.540%         $159,802               NAP      $3,501,327       $3,000,410    1.83       1.56
      38           5.000%         $139,574               NAP      $2,741,643       $2,395,736    1.64       1.43
      39           4.965%         $128,324          $100,679      $2,361,706       $2,232,375    1.95       1.85
      40           5.000%         $128,837               NAP      $2,225,094       $1,968,586    1.44       1.27
      41           5.070%         $128,784          $101,952      $2,030,491       $1,915,491    1.66       1.57

      42           5.090%          $30,641           $24,297        $501,205         $485,455    1.79       1.73
      43           5.090%          $22,232           $17,630        $368,166         $359,666    1.79       1.73
      44           5.090%          $15,194           $12,048        $262,513         $253,013    1.79       1.73
      45           5.090%          $14,788           $11,726        $249,663         $240,413    1.79       1.73
      46           5.090%          $14,560           $11,545        $245,909         $241,159    1.79       1.73
      47           5.090%          $14,369           $11,394        $265,026         $258,989    1.79       1.73
      48           5.090%           $7,724            $6,125        $135,218         $131,209    1.79       1.73
      49           5.090%           $7,318            $5,803        $127,120         $116,179    1.79       1.73
      50           5.210%         $128,087               NAP      $1,997,422       $1,919,336    1.30       1.25
      51           5.420%         $124,937               NAP      $2,131,539       $1,922,092    1.42       1.28
      52           5.080%         $116,497           $92,302      $2,140,346       $1,885,561    1.93       1.70
      53           5.650%         $114,870           $94,997      $1,729,505       $1,717,588    1.52       1.51
      54           5.230%         $103,637           $83,119      $1,776,472       $1,592,377    1.78       1.60
      55           5.080%         $101,844           $80,692      $1,536,189       $1,492,608    1.59       1.54
      56           5.110%         $100,473               NAP      $2,128,832       $1,879,610    1.77       1.56
      57           5.260%          $92,321           $74,218      $2,102,167       $1,886,043    2.36       2.12
      58           5.080%          $87,217           $69,103      $1,445,709       $1,303,598    1.74       1.57
      59           5.390%          $89,745               NAP      $1,724,083       $1,640,193    1.60       1.52
      60           5.000%          $83,207               NAP      $1,525,888       $1,325,005    1.53       1.33
      61           5.070%          $76,837           $60,828      $1,134,046       $1,099,782    1.55       1.51
      62           5.840%          $83,681               NAP      $1,330,363       $1,296,640    1.32       1.29
      63           5.180%          $76,703               NAP      $1,647,039       $1,524,282    1.79       1.66
      64           4.750%              NAP           $54,229      $1,504,333       $1,504,333    2.31       2.31
      65           5.080%          $70,424               NAP      $1,219,922       $1,144,413    1.44       1.35
      66           5.150%              NAP           $55,479      $1,154,281       $1,113,337    1.73       1.67
      67           4.950%          $65,387               NAP      $1,076,735         $958,812    1.37       1.22
      68           5.000%          $66,429           $50,694      $1,051,339         $981,793    1.73       1.61

      69           6.000%          $41,969               NAP        $681,545         $616,458    1.50       1.29
      70           6.000%          $29,978               NAP        $609,733         $500,766    1.50       1.29
      71           5.166%          $60,171           $48,013        $927,059         $909,432    1.61       1.58
      72           5.300%          $61,084               NAP        $851,581         $839,981    1.16       1.15
      73           5.300%          $60,417               NAP      $1,052,814         $958,814    1.45       1.32
      74           5.200%          $58,206           $46,571        $859,707         $845,183    1.54       1.51
      75           5.000%          $56,635           $44,569        $893,287         $850,595    1.67       1.59
      76           5.280%          $57,069           $45,949      $1,184,819       $1,022,606    2.15       1.85
      77           5.170%          $56,368               NAP        $860,274         $827,945    1.27       1.22
      78           5.020%          $54,343           $42,839        $799,490         $745,487    1.56       1.45
      79           5.490%          $57,283               NAP        $931,051         $873,301    1.35       1.27
      80           5.110%          $54,900               NAP      $1,017,958         $964,497    1.55       1.46
      81           5.000%          $54,219               NAP        $950,504         $872,796    1.46       1.34
      82           5.030%          $53,866           $42,499        $871,753         $787,901    1.71       1.54
      83           5.390%          $56,091           $45,541        $837,237         $811,003    1.53       1.48
      84           5.730%          $57,939           $48,171      $1,293,635       $1,203,201    2.24       2.08
      85           5.220%          $53,714           $43,046        $885,704         $820,188    1.71       1.59
      86           4.940%          $51,983               NAP        $874,057         $825,977    1.40       1.32
      87           5.150%          $52,965           $42,207        $848,661         $795,620    1.68       1.57
      88           5.070%          $51,946               NAP        $821,693         $765,983    1.32       1.23
      89           5.130%          $51,755               NAP        $951,523         $870,020    1.53       1.40
      90           5.110%          $50,551           $40,153        $790,193         $727,793    1.64       1.51
      91           5.120%          $50,609               NAP        $854,936         $805,186    1.41       1.33
      92           5.690%          $56,294           $43,268      $1,279,301       $1,072,144    2.46       2.06
      93           5.110%          $48,921           $38,857        $752,620         $730,620    1.61       1.57
      94           4.930%          $52,247               NAP      $1,567,181       $1,298,302    2.50       2.07
      95           5.200%          $49,420               NAP      $1,138,804       $1,023,478    1.92       1.73
      96           5.210%          $48,376           $38,737      $1,094,646         $955,605    2.35       2.06

      97           5.320%          $30,994               NAP        $505,435         $466,429    1.34       1.25
      98           5.320%          $18,032               NAP        $283,102         $266,491    1.34       1.25
      99           5.210%          $48,101               NAP        $761,913         $731,376    1.32       1.27
     100           5.750%          $43,184               NAP        $684,702         $633,788    1.32       1.22

     101           5.330%          $35,803           $28,112        $668,359         $591,002    1.98       1.75
     102           5.330%           $3,512            $2,757         $65,559          $57,971    1.98       1.75
     103           5.330%           $2,554            $2,005         $47,679          $42,161    1.98       1.75
     104           5.170%          $43,401               NAP        $899,138         $786,039    1.73       1.51
     105           5.120%          $39,725               NAP        $625,821         $592,529    1.31       1.24
     106           5.170%          $42,212               NAP        $835,361         $743,804    1.65       1.47
     107           5.080%          $37,921           $30,045        $596,274         $564,621    1.65       1.57
     108           5.450%          $39,526               NAP        $978,107         $871,031    2.06       1.84
     109           5.360%          $39,133               NAP        $809,796         $711,274    1.72       1.51
     110           5.170%          $41,023               NAP        $858,180         $728,826    1.74       1.48
     111           5.430%          $38,593               NAP      $1,031,966         $928,140    2.23       2.00
     112           5.170%          $40,429               NAP        $819,393         $707,733    1.69       1.46
     113           5.440%          $38,354               NAP        $624,492         $564,748    1.36       1.23
     114           5.240%          $36,956           $29,663        $634,227         $570,979    1.78       1.60
     115           5.050%          $35,902           $28,374        $630,922         $591,632    1.85       1.74
     116           5.500%          $37,474               NAP        $605,032         $562,632    1.35       1.25
     117           5.210%          $35,183               NAP        $540,192         $516,297    1.28       1.22
     118           5.170%          $38,050               NAP        $760,975         $674,179    1.67       1.48
     119           5.180%          $35,064               NAP        $599,496         $549,332    1.42       1.31
     120           4.910%          $33,740           $26,343        $527,767         $508,767    1.67       1.61
     121           5.060%          $34,051               NAP        $558,588         $515,028    1.37       1.26
     122           5.280%          $34,352           $27,659        $561,538         $516,738    1.69       1.56
     123           5.550%          $38,259               NAP        $985,778         $769,175    2.15       1.68
     124           4.990%          $32,173           $25,297        $483,500         $465,750    1.59       1.53
     125           5.535%          $36,971               NAP        $820,756         $728,526    1.85       1.64

     126           5.880%          $35,034               NAP        $570,000         $544,939    1.39       1.33
     127           5.630%           $3,109               NAP         $68,400          $64,218    1.39       1.33
     128           5.245%          $33,114               NAP        $540,880         $503,920    1.36       1.27
     129           5.380%          $33,617               NAP        $568,394         $544,628    1.41       1.35
     130           5.240%          $32,543           $26,121        $684,424         $632,055    2.18       2.02
     131           5.380%          $32,496               NAP        $566,499         $497,437    1.45       1.28
     132           5.200%          $31,574               NAP        $556,102         $547,130    1.47       1.44
     133           6.040%          $34,381               NAP        $641,531         $590,531    1.55       1.43
     134           5.136%          $31,074           $24,735        $533,418         $483,668    1.80       1.63
     135           5.670%          $32,396               NAP        $499,735         $461,494    1.29       1.19

     136           5.550%          $25,519               NAP        $417,989         $401,162    1.36       1.31
     137           5.550%           $6,453               NAP        $105,706         $101,451    1.36       1.31
     138           5.150%          $30,577               NAP        $478,834         $454,834    1.30       1.24
     139           5.390%          $33,718               NAP        $787,166         $706,875    1.95       1.75
     140           4.930%          $29,397           $22,993        $517,099         $487,408    1.87       1.77
     141           5.380%          $30,255               NAP        $461,264         $447,140    1.27       1.23
     142           5.475%          $30,576               NAP        $506,789         $479,448    1.38       1.31
     143           5.540%          $33,290               NAP        $879,983         $774,857    2.20       1.94
     144           5.270%          $29,886               NAP        $553,911         $466,172    1.54       1.30
     145           5.000%          $28,452               NAP        $483,557         $458,474    1.42       1.34
     146           5.300%          $29,431               NAP        $563,138         $507,822    1.59       1.44
     147           5.430%          $29,579               NAP        $684,990         $600,610    1.93       1.69
     148           4.990%          $27,883           $21,924        $426,935         $411,185    1.62       1.56
     149           5.120%          $28,297               NAP        $489,846         $462,935    1.44       1.36
     150           5.230%          $28,099           $22,536        $561,680         $506,165    2.08       1.87
     151           5.390%          $30,984               NAP        $745,711         $664,866    2.01       1.79
     152           5.200%          $27,950               NAP        $517,675         $506,453    1.54       1.51
     153           5.280%          $27,980               NAP        $434,137         $417,963    1.29       1.24
     154           5.170%          $27,363           $21,841        $450,250         $412,250    1.72       1.57
     155           5.300%          $27,765           $22,390        $472,714         $442,206    1.76       1.65
     156           5.470%          $28,295               NAP        $642,808         $635,498    1.89       1.87
     157           5.430%          $28,170               NAP        $641,116         $565,332    1.90       1.67
     158           5.380%          $28,014               NAP        $731,278         $636,011    2.18       1.89
     159           5.200%          $27,456               NAP        $422,560         $415,960    1.28       1.26
     160           4.930%          $26,095           $20,410        $470,405         $440,879    1.92       1.80

     161           5.670%          $19,091               NAP        $338,610         $327,006    1.47       1.41
     162           5.670%           $9,256               NAP        $160,658         $152,041    1.47       1.41
     163           5.440%          $27,073               NAP        $453,721         $436,571    1.40       1.34
     164           5.530%          $27,344               NAP        $460,082         $424,457    1.40       1.29
     165           5.395%          $29,176               NAP        $483,169         $420,800    1.38       1.20
     166           5.150%          $27,387               NAP        $402,550         $400,329    1.22       1.22
     167           5.450%          $26,680               NAP        $431,145         $411,569    1.35       1.29
     168           5.120%              NAP           $20,332        $446,422         $421,922    1.83       1.73
     169           5.520%          $28,918               NAP        $782,450         $717,168    2.25       2.07
     170           5.320%          $26,158               NAP        $515,235         $502,615    1.64       1.60
     171           5.230%          $25,895               NAP        $442,804         $414,304    1.42       1.33
     172           4.990%          $24,880           $19,563        $433,390         $403,804    1.85       1.72
     173           5.250%          $27,565               NAP        $702,342         $634,822    2.12       1.92
     174           5.250%          $25,401           $20,405        $458,281         $425,711    1.87       1.74
     175           5.150%          $27,295               NAP        $485,030         $423,930    1.48       1.29
     176           5.090%          $24,405               NAP        $572,689         $560,589    1.96       1.91
     177           5.320%          $25,045               NAP        $529,415         $512,920    1.76       1.71
     178           5.670%          $31,389               NAP        $549,619         $539,308    1.46       1.43
     179           5.310%          $27,126               NAP        $598,987         $514,685    1.84       1.58
     180           5.390%          $25,241               NAP        $409,889         $392,000    1.35       1.29
     181           5.320%          $24,299               NAP        $386,370         $379,878    1.33       1.30
     182           5.080%          $22,752               NAP        $368,604         $366,420    1.35       1.34
     183           5.170%          $23,088           $17,888        $375,350         $365,306    1.75       1.70

     184           5.110%           $9,241               NAP        $241,716         $233,160    2.12       2.03
     185           5.110%           $7,610               NAP        $220,509         $212,315    2.12       2.03
     186           5.110%           $5,436               NAP        $103,913          $97,965    2.12       2.03
     187           5.350%          $22,783               NAP        $411,910         $357,809    1.51       1.31
     188           5.420%          $22,793               NAP        $368,055         $348,840    1.35       1.28
     189           5.310%          $22,237           $17,946        $383,984         $352,874    1.78       1.64
     190           5.340%          $22,312           $18,047        $409,611         $378,336    1.89       1.75
     191           4.990%          $21,448               NAP        $404,435         $390,270    1.57       1.52
     192           5.370%          $22,386               NAP        $429,569         $382,301    1.60       1.42
     193           5.090%          $21,693               NAP        $373,012         $348,928    1.43       1.34

     194           5.540%          $15,585               NAP        $265,718         $249,614    1.42       1.33
     195           5.540%           $3,640               NAP         $62,060          $58,299    1.42       1.33
     196           5.540%           $3,127               NAP         $53,317          $50,085    1.42       1.33
     197           5.540%           $2,110               NAP         $35,981          $33,801    1.42       1.33
     198           5.520%          $21,908               NAP        $369,593         $359,462    1.41       1.37
     199           6.340%          $25,146               NAP        $532,800         $475,024    1.77       1.57
     200           5.349%          $25,477               NAP        $399,106         $366,780    1.31       1.20
     201           5.180%          $20,271               NAP        $363,865         $340,717    1.50       1.40
     202           5.110%          $19,568           $15,543        $327,048         $300,872    1.75       1.61
     203           5.030%          $19,392               NAP        $349,016         $320,816    1.50       1.38

     204           5.250%           $5,881               NAP        $118,138         $111,838    1.61       1.52
     205           5.250%           $5,356               NAP        $104,330          $98,142    1.61       1.52
     206           5.250%           $5,135               NAP         $96,654          $89,904    1.61       1.52
     207           5.250%           $3,368               NAP         $62,655          $60,217    1.61       1.52
     208           5.150%          $19,384               NAP        $304,580         $302,504    1.31       1.30
     209           5.500%          $20,168               NAP        $388,905         $378,655    1.61       1.56
     210           5.440%          $19,854           $16,179        $376,068         $348,218    1.94       1.79
     211           5.350%          $19,544               NAP        $325,108         $297,439    1.39       1.27
     212           5.390%              NAP           $15,711        $372,657         $323,157    1.98       1.71
     213           5.150%          $19,734               NAP        $290,030         $287,807    1.22       1.22
     214           5.280%          $18,838               NAP        $291,505         $275,808    1.29       1.22
     215           5.460%          $20,535               NAP        $337,257         $334,507    1.37       1.36
     216           5.450%          $18,916               NAP        $371,335         $314,813    1.64       1.39
     217           5.190%          $17,991           $14,383        $282,804         $280,620    1.64       1.63
     218           5.330%          $18,275               NAP        $347,532         $323,640    1.58       1.48
     219           5.300%          $19,572               NAP        $295,850         $281,850    1.26       1.20
     220           5.390%          $18,116               NAP        $281,178         $268,589    1.29       1.24
     221           4.920%          $17,129           $13,385        $295,576         $272,536    1.84       1.70
     222           5.730%          $18,634               NAP        $326,098         $295,816    1.46       1.32
     223           6.100%          $20,163               NAP        $340,888         $307,659    1.41       1.27
     224           5.410%          $18,870               NAP        $448,802         $396,988    1.98       1.75
     225           5.250%          $16,787               NAP        $326,223         $318,056    1.62       1.58
     226           5.080%          $16,252           $12,876        $260,350         $243,020    1.68       1.57
     227           5.170%          $17,836               NAP        $361,830         $305,221    1.69       1.43
     228           5.670%          $17,355               NAP        $283,218         $276,405    1.36       1.33
     229           5.560%          $16,861           $13,858        $286,949         $272,399    1.73       1.64
     230           5.580%          $23,819               NAP        $348,973         $320,972    1.22       1.12
     231           5.600%          $16,648               NAP        $317,623         $306,823    1.59       1.54

     232           5.500%           $9,652               NAP        $167,470         $156,417    1.46       1.33
     233           5.500%           $6,813               NAP        $120,874         $106,499    1.46       1.33

     234           5.090%           $9,176            $7,277        $131,988         $127,738    1.72       1.60
     235           5.090%           $6,280            $4,980        $120,630         $108,320    1.72       1.60
     236           5.310%          $15,705           $12,674        $269,997         $237,233    1.78       1.56
     237           5.200%          $15,375               NAP        $268,325         $260,191    1.45       1.41
     238           5.150%          $15,016           $11,966        $219,136         $205,886    1.53       1.43
     239           6.090%          $17,870               NAP        $312,156         $289,033    1.46       1.35
     240           5.390%          $16,586               NAP        $402,186         $347,986    2.02       1.75
     241           5.370%          $15,195           $12,318        $265,190         $239,095    1.79       1.62
     242           5.230%          $14,876           $11,931        $234,730         $222,483    1.64       1.55
     243           5.300%          $14,993               NAP        $244,691         $222,450    1.36       1.24
     244           5.380%          $14,848               NAP        $270,947         $251,390    1.52       1.41
     245           5.100%          $14,334               NAP        $255,218         $243,270    1.48       1.41
     246           5.270%          $14,509               NAP        $284,382         $256,902    1.63       1.48
     247           5.600%          $14,409               NAP        $253,982         $247,117    1.47       1.43
     248           5.665%          $14,455               NAP        $284,617         $279,550    1.64       1.61
     249           5.140%          $13,635               NAP        $264,697         $251,709    1.62       1.54
     250           5.500%          $20,427               NAP        $325,593         $297,380    1.33       1.21
     251           5.430%          $14,943               NAP        $227,603         $196,725    1.27       1.10
     252           5.430%          $13,803               NAP        $281,221         $260,419    1.70       1.57
     253           5.380%          $14,718               NAP        $406,921         $387,803    2.30       2.20
     254           4.900%          $12,737               NAP        $221,027         $205,146    1.45       1.34
     255           5.210%          $12,963               NAP        $282,576         $249,576    1.82       1.60
     256           5.890%          $13,272               NAP        $246,483         $223,779    1.55       1.41
     257           5.140%          $12,135            $9,663        $217,605         $202,160    1.88       1.74
     258           5.350%          $12,397               NAP        $202,897         $187,897    1.36       1.26
     259           6.230%          $16,055               NAP        $242,310         $211,346    1.26       1.10
     260           5.470%          $12,450               NAP        $292,939         $253,232    1.96       1.69
     261           5.370%          $12,313               NAP        $195,842         $183,842    1.33       1.24
     262           5.490%          $12,478               NAP        $226,947         $212,153    1.52       1.42

     263           5.670%           $7,383               NAP        $127,468         $120,136    1.44       1.36
     264           5.670%           $6,351               NAP        $109,650         $103,343    1.44       1.36
     265           5.240%          $11,914               NAP        $226,012         $203,512    1.58       1.42
     266           5.290%          $11,981               NAP        $198,890         $188,814    1.38       1.31
     267           5.640%          $12,397               NAP        $198,665         $189,380    1.34       1.27
     268           5.460%          $12,012               NAP        $197,556         $184,806    1.37       1.28
     269           5.956%          $13,698               NAP        $216,161         $206,696    1.31       1.26
     270           5.570%          $14,529               NAP        $299,194         $246,548    1.72       1.41
     271           5.790%          $12,308               NAP        $235,610         $222,280    1.60       1.50
     272           5.250%          $12,584            $9,315        $203,346         $191,346    1.35       1.27
     273           5.300%          $11,661               NAP        $224,534         $198,534    1.60       1.42
     274           5.140%          $11,214               NAP        $218,553         $199,803    1.62       1.48
     275           5.380%          $12,139               NAP        $345,064         $336,001    2.37       2.31
     276           5.670%          $11,281               NAP        $209,889         $188,889    1.55       1.40
     277           5.660%          $11,124               NAP        $202,491         $186,263    1.52       1.40

     278           5.520%           $7,057               NAP        $121,772         $116,192    1.51       1.44
     279           5.520%           $3,897               NAP         $76,812          $73,292    1.51       1.44
     280           5.260%          $10,504               NAP        $211,230         $193,980    1.68       1.54
     281           5.600%          $10,908               NAP        $174,972         $169,472    1.34       1.29
     282           5.480%          $10,481               NAP        $182,003         $178,553    1.45       1.42
     283           5.570%          $10,585               NAP        $165,741         $157,502    1.30       1.24
     284           5.440%          $10,989               NAP        $228,592         $198,753    1.73       1.51
     285           5.180%           $9,834            $7,856        $164,786         $150,052    1.75       1.59
     286           5.670%          $10,124               NAP        $160,003         $152,363    1.32       1.25
     287           5.756%          $10,161               NAP        $151,412         $146,942    1.24       1.21
     288           5.560%          $10,500               NAP        $180,331         $169,201    1.43       1.34
     289           5.150%           $9,217               NAP        $153,817         $145,435    1.39       1.31
     290           5.790%           $9,671               NAP        $159,721         $151,978    1.38       1.31
     291           5.390%           $9,721               NAP        $150,340         $144,340    1.29       1.24
     292           5.550%           $9,873               NAP        $231,147         $207,766    1.95       1.75
     293           5.120%           $8,435               NAP        $181,125         $174,975    1.79       1.73
     294           5.300%           $8,330            $6,717        $204,080         $170,715    2.53       2.12
     295           5.510%           $9,220               NAP        $179,839         $149,504    1.63       1.35
     296           5.460%           $8,479               NAP        $200,795         $181,675    1.97       1.79
     297           5.800%          $10,574               NAP        $212,910         $203,210    1.68       1.60
     298           5.650%          $10,307               NAP        $219,892         $181,402    1.78       1.47
     299           5.340%           $8,851               NAP        $146,267         $139,695    1.38       1.32
     300           5.550%           $8,645            $6,799        $131,172         $125,029    1.61       1.53
     301           5.430%           $8,844               NAP        $203,428         $194,938    1.92       1.84
     302           5.570%           $8,240               NAP        $151,773         $136,773    1.54       1.38
     303           5.320%           $8,610            $6,414        $160,836         $149,586    2.09       1.94
     304           5.450%          $11,606               NAP        $224,835         $219,566    1.61       1.58
     305           5.730%           $8,152               NAP        $183,863         $170,295    1.88       1.74
     306           5.570%           $9,686               NAP        $168,575         $153,206    1.45       1.32
     307           5.350%           $7,483               NAP        $144,587         $133,514    1.61       1.49
     308           5.450%          $10,588               NAP        $203,758         $199,658    1.60       1.57
     309           5.560%           $7,316               NAP        $139,614         $130,421    1.59       1.49
     310           5.760%           $8,994               NAP        $144,665         $131,650    1.34       1.22
     311           5.490%           $7,822               NAP        $144,784         $131,465    1.54       1.40
     312           5.410%           $7,027            $5,714        $116,662         $106,921    1.70       1.56

     313           5.990%           $4,741               NAP         $74,756          $67,427    1.32       1.19
     314           5.990%           $2,983               NAP         $47,247          $43,178    1.32       1.19
     315           5.290%           $6,545               NAP         $99,714          $96,214    1.27       1.22
     316           5.620%           $9,470               NAP        $151,838         $127,117    1.34       1.12
     317           5.250%          $12,303               NAP        $232,397         $206,397    1.57       1.40
     318           5.540%           $6,473               NAP        $118,131         $110,260    1.52       1.42
     319           5.660%           $8,279               NAP        $132,609         $124,995    1.33       1.26
     320           5.210%           $6,157               NAP        $107,967          $99,763    1.46       1.35
     321           5.440%           $6,716               NAP        $230,833         $210,556    2.86       2.61
     322           5.640%           $9,070               NAP        $186,939         $178,883    1.72       1.64
     323           5.760%           $7,729               NAP        $127,812         $113,420    1.38       1.22
     324           5.300%           $5,775               NAP        $102,082          $98,082    1.47       1.42
     325           5.250%           $5,992               NAP        $123,903         $118,677    1.72       1.65
     326           5.610%           $6,207               NAP        $192,386         $172,688    2.58       2.32
     327           5.000%           $5,846               NAP        $178,324         $175,824    2.54       2.51
     328           5.580%           $6,647               NAP        $105,323          $98,809    1.32       1.24

                   5.244%                                                                        1.68       1.55

-----------------------------------------------------------------------------------------------------
   MORTGAGE                NCF DSCR   CUT-OFF DATE   BALLOON       BALLOON     APPRAISED  VALUATION
   Loan No.    (after IO Period)(11)           LTV       LTV       Balance      Value(12) Date(13)
-----------------------------------------------------------------------------------------------------

      1                        1.29          76.2%     76.2%  $141,000,000  $185,000,000 07/08/2005

      2                        2.09          62.8%     62.8%   $10,752,000   $16,800,000 07/16/2005
      3                        2.09          62.8%     62.8%    $4,975,000    $6,900,000 07/18/2005
      4                        2.09          62.8%     62.8%    $4,600,000    $6,660,000 07/18/2005
      5                        2.09          62.8%     62.8%    $3,900,000    $6,000,000 07/15/2005
      6                        2.09          62.8%     62.8%    $3,900,000    $5,300,000 07/12/2005
      7                        2.09          62.8%     62.8%    $3,750,000    $5,700,000 07/15/2005
      8                        2.09          62.8%     62.8%    $3,226,000    $6,500,000 09/22/2005
      9                        2.09          62.8%     62.8%    $2,900,000    $4,020,000 07/18/2005
      10                       2.09          62.8%     62.8%    $2,675,000    $4,300,000 07/15/2005
      11                       2.09          62.8%     62.8%    $2,575,000    $3,350,000 07/19/2005
      12                       2.09          62.8%     62.8%    $2,530,000    $3,860,000 07/18/2005
      13                       2.09          62.8%     62.8%    $2,500,000    $6,000,000 07/18/2005
      14                       2.09          62.8%     62.8%    $2,300,000    $4,100,000 06/30/2005
      15                       2.09          62.8%     62.8%    $2,250,000    $3,000,000 07/04/2005
      16                       2.09          62.8%     62.8%    $2,250,000    $2,900,000 07/11/2005
      17                       2.09          62.8%     62.8%    $2,176,000    $3,400,000 07/23/2005
      18                       2.09          62.8%     62.8%    $2,150,000    $3,700,000 06/30/2005
      19                       2.09          62.8%     62.8%    $2,150,000    $3,300,000 07/01/2005
      20                       2.09          62.8%     62.8%    $2,100,000    $3,000,000 07/08/2005
      21                       2.09          62.8%     62.8%    $2,000,000    $3,750,000 07/19/2005
      22                       2.09          62.8%     62.8%    $1,952,000    $3,050,000 07/13/2005
      23                       2.09          62.8%     62.8%    $1,925,000    $2,750,000 07/08/2005
      24                       2.09          62.8%     62.8%    $1,800,000    $2,700,000 07/11/2005
      25                       2.09          62.8%     62.8%    $1,700,000    $2,400,000 07/04/2005
      26                       2.09          62.8%     62.8%    $1,650,000    $3,750,000 07/08/2005
      27                       2.09          62.8%     62.8%    $1,536,000    $2,400,000 07/11/2005
      28                       2.09          62.8%     62.8%    $1,280,000    $2,000,000 07/11/2005
      29                       2.09          62.8%     62.8%    $1,250,000    $3,900,000 06/30/2005
      30                       2.09          62.8%     62.8%    $1,248,000    $1,950,000 07/04/2005
      31                       2.53          58.6%     58.6%   $64,350,000  $109,800,000 05/31/2005
      32                       1.26          80.0%     71.5%   $46,111,581   $64,500,000 02/15/2005
      33                       1.21          71.2%     63.6%   $37,521,242   $59,000,000 09/13/2005
      34                       1.28          72.1%     65.6%   $29,330,808   $44,700,000 08/03/2005
      35                       1.23          72.4%     60.0%   $22,808,166   $38,000,000 07/03/2005
      36                       1.31          75.7%     62.4%   $22,660,587   $36,300,000 06/15/2005
      37                       1.56          61.4%     49.9%   $22,135,734   $44,400,000 01/01/2006
      38                       1.43          73.0%     60.3%   $21,421,995   $35,500,000 06/15/2005
      39                       1.45          70.4%     62.4%   $21,263,301   $34,100,000 07/11/2005
      40                       1.27          78.9%     65.1%   $19,772,579   $30,350,000 06/28/2005
      41                       1.24          80.0%     74.0%   $22,005,475   $29,750,000 06/20/2005

      42                       1.37          64.8%     56.3%    $4,909,727    $9,900,000 08/03/2005
      43                       1.37          64.8%     56.3%    $3,562,397    $5,700,000 08/03/2005
      44                       1.37          64.8%     56.3%    $2,434,542    $5,270,000 08/03/2005
      45                       1.37          64.8%     56.3%    $2,369,512    $4,300,000 08/03/2005
      46                       1.37          64.8%     56.3%    $2,332,933    $3,900,000 08/03/2005
      47                       1.37          64.8%     56.3%    $2,302,451    $3,280,000 08/03/2005
      48                       1.37          64.8%     56.3%    $1,237,593    $1,740,000 08/03/2005
      49                       1.37          64.8%     56.3%    $1,172,563    $2,000,000 07/27/2005
      50                       1.25          73.0%     60.6%   $19,328,776   $31,900,000 07/03/2005
      51                       1.28          73.9%     61.8%   $18,538,144   $30,000,000 08/22/2005
      52                       1.35          79.6%     73.5%   $19,857,565   $27,000,000 05/26/2005
      53                       1.25          76.5%     71.3%   $18,550,730   $26,000,000 12/20/2004
      54                       1.28          69.3%     61.7%   $16,762,258   $27,160,000 08/05/2005
      55                       1.22          78.3%     72.4%   $17,385,032   $24,000,000 06/15/2005
      56                       1.56          69.9%     52.7%   $12,806,386   $24,300,000 07/28/2005
      57                       1.70          71.7%     66.5%   $15,485,541   $23,300,000 07/18/2005
      58                       1.25          78.5%     69.8%   $14,299,323   $20,500,000 06/02/2005
      59                       1.52          61.5%     51.3%   $13,348,395   $26,000,000 07/05/2005
      60                       1.33          74.5%     61.5%   $12,769,791   $20,750,000 06/15/2005
      61                       1.19          77.6%     68.9%   $12,609,140   $18,300,000 07/06/2005
      62                       1.29          77.8%     65.8%   $12,006,432   $18,250,000 09/19/2005
      63                       1.66          62.8%     52.1%   $11,603,051   $22,260,000 08/19/2005
      64                       2.31          58.5%     58.5%   $13,700,000   $23,400,000 04/15/2005
      65                       1.35          77.4%     64.1%   $10,738,622   $16,750,000 04/28/2005
      66                       1.67          67.7%     67.7%   $12,750,000   $18,825,000 11/01/2005
      67                       1.22          77.3%     63.8%   $10,076,712   $15,800,000 04/22/2005
      68                       1.23          80.0%     67.8%   $10,171,020   $15,000,000 05/01/2005

      69                       1.29          64.9%     55.7%    $5,947,757    $9,600,000 09/09/2004
      70                       1.29          64.9%     55.7%    $4,247,228    $8,700,000 09/09/2004
      71                       1.26          77.5%     67.5%    $9,577,038   $14,190,000 08/02/2005
      72                       1.15          78.3%     72.9%   $10,204,454   $14,000,000 06/17/2005
      73                       1.32          79.7%     66.5%    $9,050,304   $13,600,000 04/28/2005
      74                       1.21          77.0%     68.6%    $9,440,089   $13,770,000 08/02/2005
      75                       1.25          75.4%     63.8%    $8,925,091   $14,000,000 07/11/2005
      76                       1.49          69.8%     62.3%    $9,188,289   $14,750,000 07/26/2005
      77                       1.22          74.2%     61.8%    $8,532,932   $13,800,000 02/23/2005
      78                       1.14          86.3%     74.9%    $8,760,069   $11,700,000 07/21/2005
      79                       1.27          79.5%     66.6%    $8,452,260   $12,700,000 07/29/2005
      80                       1.46          69.8%     58.0%    $8,352,968   $14,400,000 03/24/2005
      81                       1.34          74.5%     61.7%    $8,323,432   $13,500,000 06/10/2005
      82                       1.22          77.5%     68.8%    $8,874,187   $12,900,000 05/01/2005
      83                       1.20          78.4%     68.7%    $8,753,912   $12,750,000 09/06/2005
      84                       1.73          60.4%     59.0%    $9,715,355   $16,475,000 07/01/2005
      85                       1.27          78.7%     70.1%    $8,694,626   $12,400,000 04/17/2005
      86                       1.32          72.0%     59.4%    $8,017,624   $13,500,000 05/18/2005
      87                       1.25          78.9%     67.0%    $8,242,794   $12,300,000 04/21/2005
      88                       1.23          79.8%     66.1%    $7,926,872   $12,000,000 07/13/2005
      89                       1.40          57.7%     47.9%    $7,860,015   $16,400,000 06/08/2005
      90                       1.20          79.1%     70.3%    $8,265,536   $11,750,000 05/26/2005
      91                       1.33          74.7%     62.0%    $7,693,808   $12,400,000 05/04/2005
      92                       1.59          60.0%     49.6%    $7,438,772   $15,000,000 06/29/2005
      93                       1.24          79.6%     69.3%    $7,825,495   $11,300,000 06/07/2005
      94                       2.07          58.0%     43.5%    $6,736,000   $15,500,000 07/21/2005
      95                       1.73          71.8%     59.7%    $7,462,282   $12,500,000 07/22/2005
      96                       1.65          73.3%     68.0%    $8,154,158   $12,000,000 07/19/2005

      97                       1.25          75.3%     62.8%    $4,635,360    $7,580,000 06/01/2005
      98                       1.25          75.3%     62.8%    $2,696,816    $4,089,000 06/01/2005
      99                       1.27          68.4%     56.7%    $7,257,144   $12,800,000 07/03/2005
     100                       1.22          74.8%     63.4%    $6,241,081    $9,850,000 09/01/2005

     101                       1.38          79.5%     68.0%    $5,335,752    $7,850,000 07/28/2005
     102                       1.38          79.5%     68.0%      $523,379      $770,000 08/29/2005
     103                       1.38          79.5%     68.0%      $380,640      $560,000 07/28/2005
     104                       1.51          70.1%     53.0%    $5,511,011   $10,400,000 08/01/2005
     105                       1.24          75.8%     63.0%    $6,039,226    $9,590,000 05/05/2005
     106                       1.47          70.2%     53.1%    $5,360,024   $10,100,000 08/01/2005
     107                       1.24          78.7%     69.9%    $6,217,097    $8,900,000 11/01/2005
     108                       1.84          63.6%     53.2%    $5,850,787   $11,000,000 08/10/2005
     109                       1.51          73.6%     61.4%    $5,834,473    $9,500,000 06/01/2005
     110                       1.48          61.5%     46.5%    $5,209,038   $11,200,000 08/01/2005
     111                       2.00          68.4%     61.3%    $6,130,665   $10,000,000 08/10/2005
     112                       1.46          70.0%     52.9%    $5,133,544    $9,700,000 07/01/2005
     113                       1.23          79.4%     66.4%    $5,680,613    $8,550,000 05/22/2005
     114                       1.29          65.7%     58.5%    $5,971,858   $10,200,000 07/27/2005
     115                       1.37          76.4%     67.8%    $5,902,753    $8,700,000 06/20/2005
     116                       1.25          80.0%     67.0%    $5,523,600    $8,250,000 08/26/2005
     117                       1.22          68.8%     57.1%    $5,308,082    $9,300,000 06/25/2005
     118                       1.48          69.3%     52.5%    $4,830,510    $9,200,000 08/01/2005
     119                       1.31          79.7%     66.3%    $5,303,598    $8,000,000 05/16/2005
     120                       1.26          73.8%     68.1%    $5,858,240    $8,600,000 05/19/2005
     121                       1.26          79.1%     65.4%    $5,200,340    $7,950,000 07/11/2005
     122                       1.25          75.6%     66.0%    $5,413,031    $8,200,000 06/16/2005
     123                       1.68          64.4%     49.4%    $4,742,316    $9,600,000 05/19/2005
     124                       1.21          70.6%     65.2%    $5,540,870    $8,500,000 06/28/2005
     125                       1.64          68.9%     52.7%    $4,588,054    $8,700,000 09/01/2005

     126                       1.33          63.4%     38.0%    $3,288,239    $8,500,000 06/01/2005
     127                       1.33          63.4%     38.0%      $294,710      $925,000 06/08/2005
     128                       1.27          74.2%     61.9%    $4,983,507    $8,050,000 05/04/2005
     129                       1.35          72.4%     61.0%    $5,002,628    $8,200,000 11/19/2004
     130                       1.62          78.7%     70.1%    $5,258,108    $7,500,000 06/13/2005
     131                       1.28          67.2%     56.2%    $4,836,674    $8,600,000 06/03/2005
     132                       1.44          72.7%     60.5%    $4,767,973    $7,880,000 06/11/2005
     133                       1.43          79.9%     67.9%    $4,856,287    $7,150,000 08/03/2005
     134                       1.30          79.8%     71.0%    $5,069,422    $7,140,000 08/01/2005
     135                       1.19          78.8%     66.4%    $4,712,168    $7,100,000 03/16/2005

     136                       1.31          73.8%     61.9%    $3,747,351    $6,050,000 07/08/2005
     137                       1.31          73.8%     61.9%      $947,677    $1,530,000 07/08/2005
     138                       1.24          79.6%     66.2%    $4,636,314    $7,000,000 04/07/2005
     139                       1.75          63.7%     48.5%    $4,222,571    $8,700,000 08/02/2005
     140                       1.38          80.0%     73.8%    $5,093,045    $6,900,000 07/11/2005
     141                       1.23          74.0%     61.7%    $4,502,608    $7,300,000 07/14/2005
     142                       1.31          66.9%     56.1%    $4,515,941    $8,050,000 07/27/2005
     143                       1.94          74.8%     57.3%    $4,128,978    $7,200,000 07/15/2005
     144                       1.30          79.0%     66.0%    $4,487,739    $6,800,000 04/01/2005
     145                       1.34          78.8%     65.2%    $4,367,741    $6,700,000 04/13/2005
     146                       1.44          71.7%     60.0%    $4,408,783    $7,350,000 08/01/2005
     147                       1.69          65.6%     58.7%    $4,698,685    $8,000,000 08/08/2005
     148                       1.23          67.5%     62.4%    $4,802,087    $7,700,000 06/30/2005
     149                       1.36          74.7%     61.9%    $4,300,595    $6,950,000 06/03/2005
     150                       1.50          79.7%     71.0%    $4,544,791    $6,400,000 08/02/2005
     151                       1.79          59.2%     45.1%    $3,880,200    $8,600,000 08/02/2005
     152                       1.51          73.6%     61.3%    $4,220,694    $6,890,000 06/11/2005
     153                       1.24          67.3%     56.0%    $4,198,630    $7,500,000 07/03/2005
     154                       1.26          72.9%     71.0%    $4,867,769    $6,860,000 05/31/2005
     155                       1.33          78.7%     68.0%    $4,316,208    $6,350,000 05/09/2005
     156                       1.87          57.1%     47.8%    $4,181,712    $8,750,000 07/27/2005
     157                       1.67          68.0%     60.9%    $4,474,938    $7,350,000 08/08/2005
     158                       1.89          68.9%     61.7%    $4,470,340    $7,250,000 08/09/2005
     159                       1.26          78.3%     65.1%    $4,145,712    $6,370,000 07/27/2005
     160                       1.41          79.0%     72.9%    $4,521,000    $6,200,000 07/11/2005

     161                       1.41          68.4%     57.6%    $2,776,813    $4,650,000 08/15/2005
     162                       1.41          68.4%     57.6%    $1,346,334    $2,510,000 08/15/2005
     163                       1.34          79.0%     66.1%    $4,010,729    $6,070,000 06/16/2005
     164                       1.29          74.8%     62.8%    $4,021,324    $6,400,000 05/20/2005
     165                       1.20          79.6%     60.9%    $3,652,141    $6,000,000 05/19/2005
     166                       1.22          74.6%     58.9%    $3,770,375    $6,400,000 07/19/2005
     167                       1.29          72.6%     60.8%    $3,949,281    $6,500,000 07/29/2005
     168                       1.73          71.8%     71.8%    $4,700,000    $6,545,000 05/29/2005
     169                       2.07          52.7%     40.4%    $3,592,108    $8,900,000 06/15/2005
     170                       1.60          67.0%     55.9%    $3,911,702    $7,000,000 07/28/2005
     171                       1.33          74.3%     61.9%    $3,901,897    $6,300,000 05/19/2005
     172                       1.35          80.0%     70.9%    $4,113,119    $5,800,000 06/21/2005
     173                       1.92          40.4%     30.5%    $3,481,711   $11,400,000 09/08/2005
     174                       1.40          78.6%     68.6%    $4,012,409    $5,850,000 06/08/2005
     175                       1.29          72.0%     54.7%    $3,470,642    $6,350,000 06/01/2005
     176                       1.91          50.5%     41.8%    $3,718,859    $8,900,000 07/19/2005
     177                       1.71          64.6%     53.9%    $3,745,247    $6,950,000 07/28/2005
     178                       1.43          56.8%      0.4%       $31,240    $7,900,000 08/23/2005
     179                       1.58          59.8%     45.5%    $3,413,322    $7,500,000 07/14/2005
     180                       1.29          74.7%     62.6%    $3,754,654    $6,000,000 05/02/2005
     181                       1.30          75.7%     63.2%    $3,634,042    $5,750,000 06/06/2005
     182                       1.34          74.8%     61.9%    $3,469,118    $5,600,000 07/13/2005
     183                       1.32          77.3%     65.8%    $3,485,523    $5,300,000 06/16/2005

     184                       2.03          60.2%     49.8%    $1,405,515    $2,875,000 07/13/2005
     185                       2.03          60.2%     49.8%    $1,157,483    $2,550,000 07/13/2005
     186                       2.03          60.2%     49.8%      $826,774    $1,375,000 07/13/2005
     187                       1.31          73.9%     61.8%    $3,399,978    $5,500,000 04/27/2005
     188                       1.28          71.2%     59.7%    $3,382,338    $5,665,000 04/04/2005
     189                       1.32          79.7%     71.1%    $3,570,495    $5,020,000 08/17/2005
     190                       1.41          80.0%     69.9%    $3,496,666    $5,000,000 06/30/2005
     191                       1.52          65.4%     58.1%    $3,546,343    $6,100,000 06/17/2005
     192                       1.42          66.4%     55.6%    $3,335,393    $6,000,000 05/03/2005
     193                       1.34          74.4%     66.4%    $3,554,791    $5,350,000 05/09/2005

     194                       1.33          79.9%     61.2%    $1,933,435    $3,160,000 07/11/2005
     195                       1.33          79.9%     61.2%      $451,566      $738,039 07/11/2005
     196                       1.33          79.9%     61.2%      $387,946      $634,058 07/11/2005
     197                       1.33          79.9%     61.2%      $261,811      $427,904 07/11/2005
     198                       1.37          62.6%     52.5%    $3,224,870    $6,140,000 07/01/2005
     199                       1.57          69.9%     55.0%    $2,969,624    $5,400,000 06/09/2005
     200                       1.20          77.8%      2.0%       $95,105    $4,800,000 06/20/2005
     201                       1.40          73.8%     61.3%    $3,065,885    $5,000,000 06/13/2005
     202                       1.28          75.0%     65.2%    $3,129,572    $4,800,000 06/20/2005
     203                       1.38          79.7%     66.0%    $2,968,988    $4,500,000 06/21/2005

     204                       1.52          72.0%     60.0%      $884,507    $1,480,000 06/16/2005
     205                       1.52          72.0%     60.0%      $805,607    $1,470,000 06/16/2005
     206                       1.52          72.0%     60.0%      $772,388    $1,160,000 06/16/2005
     207                       1.52          72.0%     60.0%      $506,620      $840,000 06/16/2005
     208                       1.30          75.4%     62.5%    $2,938,790    $4,700,000 07/14/2005
     209                       1.56          70.8%     59.5%    $2,973,774    $5,000,000 04/22/2005
     210                       1.46          80.0%     68.5%    $3,015,112    $4,400,000 08/05/2005
     211                       1.27          58.2%     48.6%    $2,915,697    $6,000,000 01/24/2005
     212                       1.71          78.4%     78.4%    $3,450,000    $4,400,000 02/22/2005
     213                       1.22          74.8%     59.1%    $2,716,749    $4,600,000 07/19/2005
     214                       1.22          75.5%     62.8%    $2,826,800    $4,500,000 07/08/2005
     215                       1.36          69.1%     52.8%    $2,560,338    $4,850,000 07/08/2005
     216                       1.39          70.9%     59.6%    $2,799,717    $4,700,000 04/15/2005
     217                       1.30          78.3%     68.2%    $2,857,011    $4,190,000 06/14/2005
     218                       1.48          79.8%     66.6%    $2,730,721    $4,100,000 07/01/2005
     219                       1.20          78.9%     60.1%    $2,464,566    $4,100,000 07/17/2005
     220                       1.24          78.7%     65.7%    $2,694,454    $4,100,000 08/10/2005
     221                       1.33          80.0%     69.2%    $2,785,965    $4,025,000 07/13/2005
     222                       1.32          71.8%     60.6%    $2,697,533    $4,450,000 09/07/2005
     223                       1.27          78.4%     61.2%    $2,416,302    $3,950,000 06/22/2005
     224                       1.75          68.6%     52.4%    $2,359,911    $4,500,000 05/20/2005
     225                       1.58          79.8%     66.4%    $2,524,574    $3,800,000 07/07/2005
     226                       1.25          80.0%     74.0%    $2,774,208    $3,750,000 05/15/2005
     227                       1.43          68.1%     51.5%    $2,264,799    $4,400,000 08/01/2005
     228                       1.33          79.5%     67.3%    $2,524,739    $3,750,000 04/11/2005
     229                       1.35          77.6%     68.2%    $2,592,858    $3,800,000 08/02/2005
     230                       1.12          52.7%      0.4%       $23,709    $5,500,000 10/11/2005
     231                       1.54          64.2%     54.1%    $2,435,352    $4,500,000 04/08/2005

     232                       1.33          78.0%     65.6%    $1,422,941    $2,200,000 05/01/2005
     233                       1.33          78.0%     65.6%    $1,004,428    $1,500,000 05/01/2005

     234                       1.27          64.3%     55.9%    $1,470,347    $2,630,000 08/04/2005
     235                       1.27          64.3%     55.9%    $1,006,321    $1,800,000 08/09/2005
     236                       1.26          65.7%     56.1%    $2,410,666    $4,300,000 07/28/2005
     237                       1.41          77.3%     64.3%    $2,321,797    $3,610,000 06/15/2005
     238                       1.14          74.3%     70.6%    $2,613,447    $3,700,000 03/28/2005
     239                       1.35          70.3%     54.9%    $2,142,208    $3,900,000 07/02/2005
     240                       1.75          64.9%     49.5%    $2,077,048    $4,200,000 03/04/2005
     241                       1.31          79.9%     69.9%    $2,375,074    $3,400,000 07/25/2005
     242                       1.25          54.5%     48.6%    $2,405,625    $4,950,000 07/12/2005
     243                       1.24          77.1%     64.2%    $2,246,222    $3,500,000 06/17/2005
     244                       1.41          75.2%     62.8%    $2,210,141    $3,520,000 06/08/2005
     245                       1.41          79.8%     66.1%    $2,181,985    $3,300,000 07/15/2005
     246                       1.48          79.3%     66.0%    $2,178,399    $3,300,000 07/25/2005
     247                       1.43          67.7%     56.9%    $2,107,107    $3,700,000 07/28/2005
     248                       1.61          66.5%     56.1%    $2,102,842    $3,750,000 04/28/2005
     249                       1.54          79.4%     65.9%    $2,068,912    $3,140,000 07/28/2005
     250                       1.21          77.8%      1.6%       $50,568    $3,170,000 04/14/2005
     251                       1.10          65.9%     49.6%    $1,843,750    $3,715,000 09/28/2005
     252                       1.57          66.7%     55.8%    $2,046,060    $3,665,000 08/02/2005
     253                       2.20          38.7%     29.5%    $1,843,926    $6,250,000 07/09/2005
     254                       1.34          79.8%     65.7%    $1,970,848    $3,000,000 06/27/2005
     255                       1.60          69.3%     57.5%    $1,956,145    $3,400,000 07/14/2005
     256                       1.41          79.9%     67.7%    $1,896,816    $2,800,000 07/19/2005
     257                       1.39          74.2%     66.0%    $1,978,665    $3,000,000 06/13/2005
     258                       1.26          79.0%     66.1%    $1,849,550    $2,800,000 05/11/2005
     259                       1.10          71.0%      0.5%       $15,970    $3,100,000 10/01/2005
     260                       1.69          63.2%     52.9%    $1,839,953    $3,475,000 08/12/2005
     261                       1.24          79.9%     66.7%    $1,834,263    $2,750,000 07/25/2005
     262                       1.42          68.6%     57.5%    $1,840,676    $3,200,000 06/18/2005

     263                       1.36          59.8%     46.0%      $908,343    $1,972,890 07/06/2005
     264                       1.36          59.8%     46.0%      $781,370    $1,697,110 07/06/2005
     265                       1.42          77.1%     64.1%    $1,793,589    $2,800,000 07/14/2005
     266                       1.31          79.7%     66.5%    $1,796,607    $2,700,000 09/01/2005
     267                       1.27          65.5%     55.1%    $1,807,496    $3,280,000 04/21/2005
     268                       1.28          80.0%     67.0%    $1,776,286    $2,650,000 06/29/2005
     269                       1.26          75.7%     59.1%    $1,655,990    $2,800,000 04/05/2005
     270                       1.41          60.0%     38.4%    $1,342,762    $3,500,000 09/07/2005
     271                       1.50          76.3%     64.5%    $1,773,433    $2,750,000 07/11/2005
     272                       1.27          74.8%     56.8%    $1,589,515    $2,800,000 06/28/2005
     273                       1.42          77.5%     64.7%    $1,747,250    $2,700,000 04/17/2005
     274                       1.48          79.9%     66.2%    $1,701,823    $2,570,000 08/09/2005
     275                       2.31          40.3%     30.7%    $1,520,764    $4,950,000 07/09/2005
     276                       1.40          72.1%     60.8%    $1,640,464    $2,700,000 07/05/2005
     277                       1.40          72.6%     61.1%    $1,618,906    $2,650,000 07/19/2005

     278                       1.44          75.9%     63.7%    $1,038,608    $1,630,000 07/21/2005
     279                       1.44          75.9%     63.7%      $573,465      $900,000 07/18/2005
     280                       1.54          68.2%     56.8%    $1,578,355    $2,780,000 07/08/2005
     281                       1.29          78.5%     66.7%    $1,594,930    $2,390,000 08/16/2004
     282                       1.42          63.0%     52.8%    $1,547,366    $2,930,000 07/13/2005
     283                       1.24          70.9%     59.7%    $1,551,780    $2,600,000 07/06/2005
     284                       1.51          59.9%     45.7%    $1,371,878    $3,000,000 06/15/2005
     285                       1.27          73.3%     63.8%    $1,563,450    $2,450,000 03/30/2005
     286                       1.25          75.9%     64.0%    $1,472,211    $2,300,000 06/13/2005
     287                       1.21          49.8%     42.1%    $1,467,579    $3,490,000 06/30/2005
     288                       1.34          67.7%     52.0%    $1,300,908    $2,500,000 05/09/2005
     289                       1.31          79.8%     66.2%    $1,397,374    $2,110,000 04/03/2005
     290                       1.31          69.6%     59.0%    $1,393,255    $2,360,000 01/17/2005
     291                       1.24          79.6%     60.9%    $1,217,167    $2,000,000 06/17/2005
     292                       1.75          57.8%     44.5%    $1,224,287    $2,750,000 05/23/2005
     293                       1.73          64.7%     53.6%    $1,281,908    $2,390,000 06/25/2005
     294                       1.71          47.9%     41.9%    $1,310,240    $3,130,000 07/19/2005
     295                       1.35          59.4%     44.8%    $1,131,729    $2,525,000 10/10/2005
     296                       1.79          65.1%     54.5%    $1,253,849    $2,300,000 07/07/2005
     297                       1.60          59.5%     39.3%      $981,761    $2,500,000 04/20/2005
     298                       1.47          43.1%      0.3%       $10,260    $3,430,000 10/12/2005
     299                       1.32          76.9%     58.5%    $1,111,893    $1,900,000 07/14/2005
     300                       1.21          72.5%     61.5%    $1,230,182    $2,000,000 06/21/2005
     301                       1.84          45.3%     34.6%    $1,104,481    $3,190,000 06/01/2005
     302                       1.38          76.7%     64.6%    $1,208,173    $1,870,000 05/10/2005
     303                       1.45          78.6%     64.3%    $1,167,839    $1,815,000 07/06/2005
     304                       1.58          44.0%      0.9%       $28,192    $3,230,000 07/31/2005
     305                       1.74          50.0%     42.1%    $1,180,170    $2,800,000 08/01/2005
     306                       1.32          73.5%      0.5%        $9,640    $1,900,000 08/08/2005
     307                       1.49          74.3%     62.0%    $1,116,296    $1,800,000 07/01/2005
     308                       1.57          44.2%      0.9%       $25,719    $2,930,000 07/17/2005
     309                       1.49          64.0%     53.7%    $1,073,210    $2,000,000 08/15/2005
     310                       1.22          71.1%     46.4%      $836,049    $1,800,000 08/02/2005
     311                       1.40          74.9%     57.3%      $973,441    $1,700,000 07/11/2005
     312                       1.27          69.4%     64.5%    $1,161,433    $1,800,000 04/28/2005

     313                       1.19          63.1%     48.6%      $564,090    $1,160,000 05/06/2005
     314                       1.19          63.1%     48.6%      $354,988      $730,000 05/05/2005
     315                       1.22          76.1%     63.3%      $981,374    $1,550,000 06/01/2005
     316                       1.12          69.9%      0.6%        $9,426    $1,640,000 09/02/2005
     317                       1.40          27.8%      0.5%       $19,007    $4,100,000 06/14/2005
     318                       1.42          75.4%     70.4%    $1,056,478    $1,500,000 05/17/2005
     319                       1.26          66.3%     38.6%      $653,158    $1,690,000 08/05/2005
     320                       1.35          79.8%     66.4%      $928,933    $1,400,000 06/30/2005
     321                       2.61          39.3%     29.9%      $838,153    $2,800,000 08/09/2005
     322                       1.64          48.5%      1.0%       $22,629    $2,260,000 08/02/2005
     323                       1.22          73.2%     47.5%      $708,142    $1,490,000 05/13/2005
     324                       1.42          76.7%     64.1%      $865,305    $1,350,000 05/01/2005
     325                       1.65          57.1%     43.3%      $757,081    $1,750,000 06/07/2005
     326                       2.32          35.7%     27.0%      $756,891    $2,800,000 09/07/2005
     327                       2.51          40.8%     30.6%      $750,344    $2,450,000 07/20/2005
     328                       1.24          74.2%     47.6%      $614,054    $1,290,000 08/25/2005

                               1.45          71.8%     62.1%

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                             LEASE
LOAN NO.        LARGEST TENANT(14)                              EXPIRATION DATE     % NSF   SECOND LARGEST TENANT(14)
------------------------------------------------------------------------------------------------------------------------------------

   1            Croscill Inc                                      10/31/2017         8.8%   Richloom Home Fashions Corp

   2            NAP                                                   NAP             NAP   NAP
   3            NAP                                                   NAP             NAP   NAP
   4            NAP                                                   NAP             NAP   NAP
   5            NAP                                                   NAP             NAP   NAP
   6            NAP                                                   NAP             NAP   NAP
   7            NAP                                                   NAP             NAP   NAP
   8            NAP                                                   NAP             NAP   NAP
   9            NAP                                                   NAP             NAP   NAP
   10           NAP                                                   NAP             NAP   NAP
   11           NAP                                                   NAP             NAP   NAP
   12           NAP                                                   NAP             NAP   NAP
   13           NAP                                                   NAP             NAP   NAP
   14           NAP                                                   NAP             NAP   NAP
   15           NAP                                                   NAP             NAP   NAP
   16           NAP                                                   NAP             NAP   NAP
   17           NAP                                                   NAP             NAP   NAP
   18           NAP                                                   NAP             NAP   NAP
   19           NAP                                                   NAP             NAP   NAP
   20           NAP                                                   NAP             NAP   NAP
   21           NAP                                                   NAP             NAP   NAP
   22           NAP                                                   NAP             NAP   NAP
   23           NAP                                                   NAP             NAP   NAP
   24           NAP                                                   NAP             NAP   NAP
   25           NAP                                                   NAP             NAP   NAP
   26           NAP                                                   NAP             NAP   NAP
   27           NAP                                                   NAP             NAP   NAP
   28           NAP                                                   NAP             NAP   NAP
   29           NAP                                                   NAP             NAP   NAP
   30           NAP                                                   NAP             NAP   NAP
   31           Wal-Mart                                          08/30/2020        33.7%   24 Hour Fitness Magic
   32           State of NJ                                       12/31/2012        90.8%   Unity Dental Health Services, PA
   33           American Management Systems, Inc.                 12/31/2010        84.1%   Equity Homes, LLC
   34           Star Networks, Inc                                08/31/2011        52.0%   United Healthcare
   35           Ralphs                                            02/28/2014        38.2%   Sav-on
   36           CITY OF LOS ANGELES                               02/28/2010        12.7%   TIME WARNER TELECOM
   37           NAP                                                   NAP             NAP   NAP
   38           Gelula/SDI Media                                  02/28/2007         8.9%   Wilshire Business Center
   39           Marshall's                                        05/31/2012        26.1%   Jo-Ann Fabric
   40           PacifiCare Health Systems                         02/28/2008        23.6%   LA Fitness
   41           NAP                                                   NAP             NAP   NAP

   42           NAP                                                   NAP             NAP   NAP
   43           NAP                                                   NAP             NAP   NAP
   44           NAP                                                   NAP             NAP   NAP
   45           NAP                                                   NAP             NAP   NAP
   46           NAP                                                   NAP             NAP   NAP
   47           NAP                                                   NAP             NAP   NAP
   48           NAP                                                   NAP             NAP   NAP
   49           San Diego Baykeeper                               02/29/2004        21.6%   IPSA International
   50           NAP                                                   NAP             NAP   NAP
   51           L-3 Marine System                                 08/31/2006        11.7%   Precision Tune
   52           Lawyers Title                                     11/30/2013        14.0%   North American Title Co
   53           Lowe's Home Improvement Warehouse                 12/31/2025       100.0%   NAP
   54           Midwest Employers                                 11/30/2011        20.8%   Protective Life Insurance
   55           Big Y Foods, Inc                                  10/01/2018        45.1%   Tractor Supply Co.
   56           NAP                                                   NAP             NAP   NAP
   57           NAP                                                   NAP             NAP   NAP
   58           Kirvin Doak Communications                        05/31/2010         9.5%   Azure Communications
   59           OfficeMax North America, Inc                      09/30/2011        28.3%   Good Guys California, Inc.
   60           Multi Culture Marketing,Inc.                      02/28/2006         8.7%   Multi Culture Marketing,Inc.
   61           Albertsons                                        05/31/2028        64.3%   Dollar Place
   62           Gregg Appliances, Inc.                            10/31/2019        38.1%   Office Depot, Inc.
   63           The Home Depot USA, Inc                           01/31/2009        48.2%   Best Buy Co, Inc
   64           Lowe's Home Centers                               07/26/2025        85.1%   Bed Bath & Beyond
   65           Nijiya Market                                     06/30/2009        11.7%   Massage Therapy Center
   66           Food 4 Less                                       01/22/2025        70.1%   Round Table Pizza
   67           SMMC Breast Center                                02/28/2007        12.5%   Laser Care Specialist Inc.
   68           Yakima Valley Memorial Hospital                   06/02/2025       100.0%   NAP

   69           NAP                                                   NAP             NAP   NAP
   70           NAP                                                   NAP             NAP   NAP
   71           TJ Maxx                                           08/21/2014        84.2%   Aaron Brothers #0214
   72           Sams Club (Wal-Mart, Inc.)                        06/29/2016       100.0%   NAP
   73           NAP                                                   NAP             NAP   NAP
   74           Circuit City Stores, West Coast, Inc.             01/31/2020        79.5%   US Floor Covering
   75           Best Buy                                          01/29/2020        88.2%   Brenner's Furniture
   76           Black Hills Energy, Inc                           10/31/2009        29.1%   Computershare Investor Service
   77           Town Sports International                         07/31/2023        56.1%   Eckerd Drugs
   78           Deals                                             11/30/2008        16.7%   Fashion Bug
   79           NAP                                                   NAP             NAP   NAP
   80           Clinica Humanitaria Medical/Alex Kim              07/31/2006         7.7%   Richland/Bo Kim
   81           Cold Stone Creamery                               07/14/2017       100.0%   NAP
   82           DKR Capital Inc.                                  10/01/2008        18.3%   Craig M. Ferguson & Co.
   83           Publix                                            02/28/2025        68.4%   Pet Supermarket
   84           Liberty League International                      09/30/2006         3.5%   New Horizon Mortgage
   85           American Trust Banks                              07/31/2013        22.4%   Brookwood Grill
   86           Bank of America                                   10/31/2008        21.8%   Portico
   87           NAP                                                   NAP             NAP   NAP
   88           National Bank                                     03/31/2010        34.6%   Bet Tzedek
   89           MIU LLC                                           04/30/2010        15.5%   Voice Stream PCS III Corp.
   90           NAP                                                   NAP             NAP   NAP
   91           NAP                                                   NAP             NAP   NAP
   92           NAP                                                   NAP             NAP   NAP
   93           NAP                                                   NAP             NAP   NAP
   94           NAP                                                   NAP             NAP   NAP
   95           NAP                                                   NAP             NAP   NAP
   96           NAP                                                   NAP             NAP   NAP

   97           RH Kuhn Co, dba Roomful Express                   01/31/2018       100.0%   NAP
   98           OfficeMax                                         01/31/2013       100.0%   NAP
   99           TGI Friday's                                      04/30/2010        26.2%   Wescom Credit Union
  100           Catawba Women's Center                            02/28/2015        32.0%   Catawba Valley Medical Center

  101           Dean Health Care                                  05/01/2010        27.0%   Warehouse Comfort Shoppe
  102           Dollar General                                    09/30/2015       100.0%   NAP
  103           Dollar General                                    07/01/2015       100.0%   NAP
  104           NAP                                                   NAP             NAP   NAP
  105           NAP                                                   NAP             NAP   NAP
  106           NAP                                                   NAP             NAP   NAP
  107           Celtic Taverns                                    06/30/2013        29.7%   4645 Tropicana Partners
  108           NAP                                                   NAP             NAP   NAP
  109           Pediatric Association                             01/31/2007        13.1%   The K.C. Neurosurgery Group
  110           NAP                                                   NAP             NAP   NAP
  111           NAP                                                   NAP             NAP   NAP
  112           NAP                                                   NAP             NAP   NAP
  113           Furniture Land                                    05/31/2010        19.8%   Oakwood Healthcare System, Inc.
  114           Siemens Building Technologies, Inc.               07/31/2012        53.7%   AI Bass-Trigon, LTD
  115           Wawa                                              02/28/2019        19.9%   Robert Wood Johnson
  116           NAP                                                   NAP             NAP   NAP
  117           The Southland Corporation                         09/30/2007        14.6%   McKee's Tavern, LLC
  118           NAP                                                   NAP             NAP   NAP
  119           HB Communications                                 06/30/2020        76.4%   Great Spring Waters of America
  120           NAP                                                   NAP             NAP   NAP
  121           Cordobo's Restaurant                              12/31/2009        12.1%   Discount Food mart
  122           NAP                                                   NAP             NAP   NAP
  123           NAP                                                   NAP             NAP   NAP
  124           NAP                                                   NAP             NAP   NAP
  125           NAP                                                   NAP             NAP   NAP

  126           Equinox Mamaroneck, Inc.                          05/31/2020       100.0%   NAP
  127           New Futures Inc.                                  04/30/2015       100.0%   NAP
  128           Pylon Manufacturing Corp.                         07/31/2012       100.0%   NAP
  129           GSA-Dept of Homeland Security                     02/28/2015        49.2%   Pomona Valley Motorcycles
  130           Strawberry Hills                                  08/31/2008        53.4%   Warren Drugs
  131           Carson Construction                               08/31/2006        24.2%   Broadcasting Concepts, Inc.
  132           NAP                                                   NAP             NAP   NAP
  133           NAP                                                   NAP             NAP   NAP
  134           NAP                                                   NAP             NAP   NAP
  135           NAP                                                   NAP             NAP   NAP

  136           NAP                                                   NAP             NAP   NAP
  137           NAP                                                   NAP             NAP   NAP
  138           NAP                                                   NAP             NAP   NAP
  139           NAP                                                   NAP             NAP   NAP
  140           Davis and Richards, M.D, P.A.                     06/30/2011        27.4%   American Dental Partners
  141           Home Depot                                        01/31/2011       100.0%   Best Buy (sub-tenant)
  142           Element Films, LLC                                07/15/2016        37.2%   SBE Restaurant Group, LLC
  143           NAP                                                   NAP             NAP   NAP
  144           Mortgage Lenders Network USA                      12/31/2012        54.4%   ADT Security Services, Inc.
  145           Moments with Majesty                              03/31/2008        19.2%   Mazatlan Mexican Restaurant
  146           Rays Food Place                                   06/30/2014        37.3%   Dollar Tree
  147           NAP                                                   NAP             NAP   NAP
  148           NAP                                                   NAP             NAP   NAP
  149           Waterstone Market                                 11/18/2013        31.8%   Dollar Power
  150           NAP                                                   NAP             NAP   NAP
  151           NAP                                                   NAP             NAP   NAP
  152           NAP                                                   NAP             NAP   NAP
  153           Laguna Niguel Montessori                          08/30/2007        63.7%   New York Pizzeria
  154           NAP                                                   NAP             NAP   NAP
  155           Montessori School                                 11/01/2008        10.5%   McDonald's
  156           NAP                                                   NAP             NAP   NAP
  157           NAP                                                   NAP             NAP   NAP
  158           NAP                                                   NAP             NAP   NAP
  159           NAP                                                   NAP             NAP   NAP
  160           Physiotherapy Associates                          03/31/2009        18.5%   Arturo Betancourt M.D., P.A.

  161           NAP                                                   NAP             NAP   NAP
  162           NAP                                                   NAP             NAP   NAP
  163           NAP                                                   NAP             NAP   NAP
  164           Wiseway Foods                                     06/30/2020       100.0%   NAP
  165           Hastings Books, Music and Video                   02/28/2009        22.3%   Office Depot
  166           Walgreens                                         06/29/2079       100.0%   NAP
  167           Sit N' Sleep                                      07/14/2013        52.2%   Big Five Sports Center
  168           NAP                                                   NAP             NAP   NAP
  169           Tuesday Morning Inc.                              01/15/2006         9.5%   V's Village
  170           NAP                                                   NAP             NAP   NAP
  171           Federal Express                                   05/31/2015       100.0%   NAP
  172           Petco Supplies & Fish                             01/31/2016        36.4%   Deal$
  173           Santa Cruz University                             08/31/2009       100.0%   NAP
  174           Berkeley Eye Center                               02/28/2010        13.0%   Avante Laser & Medispa, L.L.C.
  175           Tetra Tech, Inc.                                  05/31/2010        86.4%   NAP
  176           NAP                                                   NAP             NAP   NAP
  177           NAP                                                   NAP             NAP   NAP
  178           NAP                                                   NAP             NAP   NAP
  179           NAP                                                   NAP             NAP   NAP
  180           Eckerd Corporation                                01/27/2024       100.0%   NAP
  181           Best Buy Co., Inc.                                10/31/2018       100.0%   NAP
  182           Walgreens                                         07/31/2079       100.0%   NAP
  183           NAP                                                   NAP             NAP   NAP

  184           NAP                                                   NAP             NAP   NAP
  185           NAP                                                   NAP             NAP   NAP
  186           NAP                                                   NAP             NAP   NAP
  187           Hancock Fabrics                                   08/31/2010        22.7%   Town Square Six- One Dollar
  188           Eckerd Corporation                                01/31/2025       100.0%   NAP
  189           Rehab etc.                                        04/01/2009        18.1%   Brooklyn Bridge
  190           NAP                                                   NAP             NAP   NAP
  191           Uptown Drink                                      08/31/2013        56.0%   Zilya Hair Salon
  192           The Body Shop                                     10/31/2013        34.0%   Joanne's/Fabric Center
  193           Federal Express                                   11/05/2012       100.0%   NAP

  194           Penske Truck Leasing Company                      09/30/2019       100.0%   NAP
  195           Sissco                                            07/31/2006       100.0%   NAP
  196           Doussan Gas & Supply. LLC                         08/31/2011       100.0%   NAP
  197           Jerry Pate Turf & Irrigation                      12/06/2008       100.0%   NAP
  198           NAP                                                   NAP             NAP   NAP
  199           NAP                                                   NAP             NAP   NAP
  200           Staples                                           10/01/2014        56.6%   Dollar Tree
  201           Beauty First                                      07/31/2010        24.4%   2nd Wind Exercise
  202           Equitable Life Assurance                          12/31/2005        14.5%   Ephrata Community Hospital
  203           Re/Max - Richard P. Sharpe Enterprises, Inc.      08/31/2007        22.0%   Cordova Martial Arts Inc.

  204           NAP                                                   NAP             NAP   NAP
  205           NAP                                                   NAP             NAP   NAP
  206           NAP                                                   NAP             NAP   NAP
  207           NAP                                                   NAP             NAP   NAP
  208           Walgreens                                         03/31/2060       100.0%   NAP
  209           NAP                                                   NAP             NAP   NAP
  210           Fraser Construction                                   NAP           41.9%   Wachovia Bank
  211           Savelli Properties                                09/30/2011         8.8%   ReMax
  212           NAP                                                   NAP             NAP   NAP
  213           Walgreens                                         04/30/2080       100.0%   NAP
  214           Buie Communities, LLC                             04/30/2009        52.2%   Integrated Marketing.com
  215           Walgreens                                         08/31/2058       100.0%   NAP
  216           Servis First Bank                                 02/28/2010        26.2%   Children's Hospital of Al., Inc
  217           Walgreens                                         04/30/2030       100.0%   NAP
  218           Dollar General                                    09/30/2007        22.0%   Regency Jewelry & Pawn
  219           NAP                                                   NAP             NAP   NAP
  220           Hot Rayz Tanning                                  05/31/2015        20.1%   Payless Shoe
  221           Atlanta Supply                                    01/31/2010        22.2%   Chef Duds
  222           Venable                                           03/31/2009       100.0%   NAP
  223           NAP                                                   NAP             NAP   NAP
  224           NAP                                                   NAP             NAP   NAP
  225           NAP                                                   NAP             NAP   NAP
  226           Bamboo Palace                                     09/30/2013        59.9%   Floors West
  227           NAP                                                   NAP             NAP   NAP
  228           Tweeter                                           01/31/2020        81.0%   Sprint
  229           Hollywood Video                                   03/31/2015        35.7%   Johnny Buccelli's
  230           Social Security Administration                    02/28/2015       100.0%   NAP
  231           Sushi on Brand                                    02/28/2009        25.0%   Hot Wings

  232           NAP                                                   NAP             NAP   NAP
  233           NAP                                                   NAP             NAP   NAP

  234           NAP                                                   NAP             NAP   NAP
  235           Drug Enforcement Agency                           01/01/2013       100.0%   NAP
  236           Nevada State Corporate Network                    12/31/2006        19.1%   National Asset Protection
  237           NAP                                                   NAP             NAP   NAP
  238           NAP                                                   NAP             NAP   NAP
  239           Planet Group, Inc.                                12/31/2016       100.0%   NAP
  240           NAP                                                   NAP             NAP   NAP
  241           David L. Vastola, D.O., P.A.                      08/31/2009        14.2%   Visual Health and Surgical
  242           Creative Touch, Interiors, Inc.                   08/30/2015       100.0%   NAP
  243           Dollar Tree Stores, Inc                           11/30/2009        46.1%   Blockbuster Video
  244           InterDent, Inc.                                   10/30/2008        40.9%   TranStar National Title
  245           Coney Island                                      06/15/2005        20.9%   7-Eleven
  246           NAP                                                   NAP             NAP   NAP
  247           NAP                                                   NAP             NAP   NAP
  248           NAP                                                   NAP             NAP   NAP
  249           Pacific Dental Services                           12/31/2020        34.5%   McDonald's
  250           Graphix Products, Inc                             05/30/2020       100.0%   NAP
  251           WFS Financial, Inc.                               06/30/2010        35.1%   Protection One Alarm Monitoring, Inc.
  252           Lamb Rock                                         03/31/2007        15.6%   Scott & Diana Hayes
  253           NAP                                                   NAP             NAP   NAP
  254           Blockbuster Video                                 07/31/2010        32.3%   Burger King
  255           NAP                                                   NAP             NAP   NAP
  256           NAP                                                   NAP             NAP   NAP
  257           FIO                                               07/31/2011        22.6%   Dyson Dyson & Dunn
  258           NAP                                                   NAP             NAP   NAP
  259           R. Ganassa Tile Company                           12/31/2029        46.5%   Blue Ridge Productions, Inc.
  260           Tractor Supply                                    01/31/2012        33.7%   Citi Trends
  261           NAP                                                   NAP             NAP   NAP
  262           Office Max                                        02/28/2015       100.0%   NAP

  263           NAP                                                   NAP             NAP   NAP
  264           NAP                                                   NAP             NAP   NAP
  265           NAP                                                   NAP             NAP   NAP
  266           Grand Central Station Bar & Grill                 12/31/2019        44.4%   Beauty Supply / Nail Salon
  267           Household Finance (HSBC)                          12/01/2015        27.4%   Ono Hawaiian BBQ
  268           NAP                                                   NAP             NAP   NAP
  269           NAP                                                   NAP             NAP   NAP
  270           Great Valley Pool Service                         09/30/2008        17.4%   Stevens Antiques
  271           Suntrust Mortgage, Inc.                           09/07/2009        21.9%   Golf, Etc.
  272           Staples                                           07/01/2015       100.0%   NAP
  273           NAP                                                   NAP             NAP   NAP
  274           NAP                                                   NAP             NAP   NAP
  275           NAP                                                   NAP             NAP   NAP
  276           NAP                                                   NAP             NAP   NAP
  277           Interior Specialists, Inc.                        11/01/2010        56.1%   Corsica Stones, Inc.

  278           NAP                                                   NAP             NAP   NAP
  279           NAP                                                   NAP             NAP   NAP
  280           NAP                                                   NAP             NAP   NAP
  281           NAP                                                   NAP             NAP   NAP
  282           NAP                                                   NAP             NAP   NAP
  283           Value Brakes                                      04/30/2013        35.7%   S.F.B.C
  284           Prospective Computer Analysts Inc.                08/31/2006        32.5%   Middle Georgia Consortium
  285           Clifton Keith Drum, Jr. and Ruben Gonzales        08/31/2006        20.8%   Jose Villa Gutierrez
  286           Movie Gallery                                     08/30/2010        32.7%   Cadillac Cleaners
  287           Blue Bee Jeans                                    03/31/2010       100.0%   NAP
  288           Federal Express Corp                              09/30/2007       100.0%   NAP
  289           Hollywood Video                                   08/31/2014        65.2%   Pioneer
  290           Mattress Discounters                              04/30/2015        59.1%   Ritz Camera
  291           NAP                                                   NAP             NAP   NAP
  292           70 Old Turnpike Road Associates                   12/31/2009       100.0%   NAP
  293           NAP                                                   NAP             NAP   NAP
  294           NAP                                                   NAP             NAP   NAP
  295           Madden Media                                      06/30/2006        55.4%   Planetary Science
  296           Glenrose Floral                                   02/29/2008        31.7%   TC Stores
  297           NAP                                                   NAP             NAP   NAP
  298           Bi-Mart Corporation                               06/30/2025       100.0%   NAP
  299           Noodles & Company                                 07/31/2015        50.3%   Potbelly Sandwich Works
  300           Blockbuster                                       03/31/2009        79.4%   Pizza Hut
  301           NAP                                                   NAP             NAP   NAP
  302           NAP                                                   NAP             NAP   NAP
  303           NAP                                                   NAP             NAP   NAP
  304           Walgreens                                         07/31/2055       100.0%   NAP
  305           Tractor Supply Company                            03/31/2020       100.0%   NAP
  306           Movie Gallery                                     09/30/2006        29.0%   New Life Resale
  307           CATO                                              11/01/2009        33.6%   Payless Shoes
  308           Walgreens                                         08/01/2054       100.0%   NAP
  309           NAP                                                   NAP             NAP   NAP
  310           Naval Automation Group                            04/30/2009        57.4%   WKW Construction, LLC
  311           Multicom, Inc.                                    12/31/2020        26.3%   Ewing Irrigation Co.
  312           RCG Bartlett                                      02/28/2015       100.0%   NAP

  313           Tri-City Electrical Contractor                    04/30/2007        50.0%   Gary Davis, Inc.
  314           Oral & Facial Surgery Center                      07/31/2009        60.0%   Emeritus Assisted Living
  315           NAP                                                   NAP             NAP   NAP
  316           Granite Transformations                           04/06/2007        31.6%   Pomeroy Chiropractic Wellness
  317           NAP                                                   NAP             NAP   NAP
  318           LaMar's Donuts                                    01/31/2009        45.1%   Gallery Nail
  319           Blockbuster Video                                 03/31/2014        65.0%   Advance America Cash
  320           Loco's Deli and Pub                               03/31/2010        44.1%   Scrapbook Bizzarre, Inc
  321           NAP                                                   NAP             NAP   NAP
  322           NAP                                                   NAP             NAP   NAP
  323           Focus Corporation                                 04/01/2015        50.3%   Cultivator
  324           NAP                                                   NAP             NAP   NAP
  325           NAP                                                   NAP             NAP   NAP
  326           Gustavo Sepulveda                                 11/30/2006        18.2%   Quizno's
  327           JP Morgan Chase Bank                                  NAP          100.0%   NAP
  328           H & R Block                                       04/30/2006        39.0%   Supercuts

-----------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE         LEASE                                                                                    LEASE
   LOAN NO.    EXPIRATION DATE      % NSF        THIRD LARGEST TENANT(14)                               EXPIRATION DATE      % NSF
-----------------------------------------------------------------------------------------------------------------------------------

      1           04/30/2013         6.6%        Arlee Home Fashions                                       03/31/2007         4.9%

      2              NAP              NAP        NAP                                                          NAP              NAP
      3              NAP              NAP        NAP                                                          NAP              NAP
      4              NAP              NAP        NAP                                                          NAP              NAP
      5              NAP              NAP        NAP                                                          NAP              NAP
      6              NAP              NAP        NAP                                                          NAP              NAP
      7              NAP              NAP        NAP                                                          NAP              NAP
      8              NAP              NAP        NAP                                                          NAP              NAP
      9              NAP              NAP        NAP                                                          NAP              NAP
      10             NAP              NAP        NAP                                                          NAP              NAP
      11             NAP              NAP        NAP                                                          NAP              NAP
      12             NAP              NAP        NAP                                                          NAP              NAP
      13             NAP              NAP        NAP                                                          NAP              NAP
      14             NAP              NAP        NAP                                                          NAP              NAP
      15             NAP              NAP        NAP                                                          NAP              NAP
      16             NAP              NAP        NAP                                                          NAP              NAP
      17             NAP              NAP        NAP                                                          NAP              NAP
      18             NAP              NAP        NAP                                                          NAP              NAP
      19             NAP              NAP        NAP                                                          NAP              NAP
      20             NAP              NAP        NAP                                                          NAP              NAP
      21             NAP              NAP        NAP                                                          NAP              NAP
      22             NAP              NAP        NAP                                                          NAP              NAP
      23             NAP              NAP        NAP                                                          NAP              NAP
      24             NAP              NAP        NAP                                                          NAP              NAP
      25             NAP              NAP        NAP                                                          NAP              NAP
      26             NAP              NAP        NAP                                                          NAP              NAP
      27             NAP              NAP        NAP                                                          NAP              NAP
      28             NAP              NAP        NAP                                                          NAP              NAP
      29             NAP              NAP        NAP                                                          NAP              NAP
      30             NAP              NAP        NAP                                                          NAP              NAP
      31          01/31/2011         7.2%        Fashion $5                                                01/31/2008         1.6%
      32          05/31/2007         1.3%        Brickner-Mantell Center for Women's Health, LLC           12/31/2011         1.2%
      33          02/28/2009        10.9%        United States of America GS-11B-00210                     09/30/2010         2.3%
      34          03/31/2009        20.3%        Option One Mortgage Corp.                                 11/30/2010         5.7%
      35          11/30/2011        12.4%        World Savings                                             05/31/2016         5.9%
      36          05/31/2007         3.6%        Wilshire Park Dental Institute                            01/30/2007         3.3%
      37             NAP              NAP        NAP                                                          NAP              NAP
      38          04/30/2017         6.2%        Cure Autism                                               02/28/2012         3.5%
      39          01/31/2010        21.9%        Gorman's                                                  07/31/2010        17.3%
      40          11/30/2007        15.0%        Bunim-Murray Productions, Inc.                            05/31/2008        11.7%
      41             NAP              NAP        NAP                                                          NAP              NAP

      42             NAP              NAP        NAP                                                          NAP              NAP
      43             NAP              NAP        NAP                                                          NAP              NAP
      44             NAP              NAP        NAP                                                          NAP              NAP
      45             NAP              NAP        NAP                                                          NAP              NAP
      46             NAP              NAP        NAP                                                          NAP              NAP
      47             NAP              NAP        NAP                                                          NAP              NAP
      48             NAP              NAP        NAP                                                          NAP              NAP
      49             NAP            18.1%        Envitech                                                  10/31/2004        14.7%
      50             NAP              NAP        NAP                                                          NAP              NAP
      51          01/31/2009        10.3%        K2 Medical LLC                                            08/31/2009         6.0%
      52          12/30/2013         9.8%        Enovation Graphics Systems                                08/31/2010         8.9%
      53             NAP              NAP        NAP                                                          NAP              NAP
      54          02/28/2009        19.1%        Bank of America                                           04/30/2010        11.0%
      55          05/31/2014        17.2%        Rite Aid of Connecticut                                   08/31/2018         9.6%
      56             NAP              NAP        NAP                                                          NAP              NAP
      57             NAP              NAP        NAP                                                          NAP              NAP
      58          06/30/2012         6.8%        Center For Well Being                                     07/31/2006         5.3%
      59          09/30/2014        14.9%        J.J. North's                                              12/31/2010         9.3%
      60          06/26/2006         8.7%        Ebenezer Skincare                                         07/31/2009         5.0%
      61          09/30/2015        12.4%        Blockbuster Video                                         07/31/2009         6.1%
      62          12/31/2019        22.9%        Wild Wings Cafe'                                          09/14/2015        10.2%
      63          01/31/2009        27.1%        Party City of Savannah, Inc                               08/31/2010         7.1%
      64          01/31/2031        14.9%        NAP                                                          NAP              NAP
      65          07/31/2007         6.5%        Curry House Rest.                                         05/31/2007         6.0%
      66          03/31/2010         4.7%        PAQ, Inc (laundry mat)                                    06/30/2010         3.2%
      67          12/31/2005         7.3%        The Ostergard Gynecology                                  06/30/2006         7.1%
      68             NAP              NAP        NAP                                                          NAP              NAP

      69             NAP              NAP        NAP                                                          NAP              NAP
      70             NAP              NAP        NAP                                                          NAP              NAP
      71          11/30/2009        13.4%        Al & Ed's Sounds #45                                      06/30/2009         2.3%
      72             NAP              NAP        NAP                                                          NAP              NAP
      73             NAP              NAP        NAP                                                          NAP              NAP
      74          11/15/2014         9.0%        Paradise Cleaners                                         12/31/2010         4.9%
      75          06/03/2010        11.8%        NAP                                                          NAP              NAP
      76          12/31/2008        20.1%        Ceric, Inc.                                               12/31/2006        11.7%
      77          01/30/2023        30.4%        Astoria Federal Savings Bank                              07/31/2022        13.5%
      78          10/31/2008        11.7%        Buffalo Wild Wings                                        12/31/2013        11.4%
      79             NAP              NAP        NAP                                                          NAP              NAP
      80          09/30/2010         7.1%        Oh Yang Billards/Young Ho Lee                             04/30/2006         4.3%
      81             NAP              NAP        NAP                                                          NAP              NAP
      82          06/01/2009        12.7%        PurTech LLC & High Rev                                    01/01/2010        11.3%
      83          12/31/2010        10.1%        Blue Coast Burrito                                        09/30/2010         4.0%
      84          07/31/2005         3.5%        American Express Financial Advisors                       05/31/2007         3.0%
      85          02/29/2012        13.1%        Bertucci's Restaurant                                     02/28/2006        10.4%
      86          10/31/2011        15.5%        Seattle Hospitality Group                                 02/28/2009        12.4%
      87             NAP              NAP        NAP                                                          NAP              NAP
      88          06/30/2012        19.7%        Sutton, Barth & Vennari, Inc                              12/31/2005        13.3%
      89          02/28/2009        13.7%        Pacific Northwest Ballet                                  12/31/2011        10.7%
      90             NAP              NAP        NAP                                                          NAP              NAP
      91             NAP              NAP        NAP                                                          NAP              NAP
      92             NAP              NAP        NAP                                                          NAP              NAP
      93             NAP              NAP        NAP                                                          NAP              NAP
      94             NAP              NAP        NAP                                                          NAP              NAP
      95             NAP              NAP        NAP                                                          NAP              NAP
      96             NAP              NAP        NAP                                                          NAP              NAP

      97             NAP              NAP        NAP                                                          NAP              NAP
      98             NAP              NAP        NAP                                                          NAP              NAP
      99          07/31/2014        18.7%        Washington Mutual                                         04/30/2011        15.6%
     100          01/31/2015        27.5%        Carolina Foot & Ankle , PLLC                              11/31/2015        10.5%

     101          04/15/2007        21.7%        Prefered Pets                                             04/30/2006        12.9%
     102             NAP              NAP        NAP                                                          NAP              NAP
     103             NAP              NAP        NAP                                                          NAP              NAP
     104             NAP              NAP        NAP                                                          NAP              NAP
     105             NAP              NAP        NAP                                                          NAP              NAP
     106             NAP              NAP        NAP                                                          NAP              NAP
     107          08/31/2008        17.8%        Panda Express                                             12/31/2012        10.4%
     108             NAP              NAP        NAP                                                          NAP              NAP
     109          08/31/2012        10.9%        Neurological Consultants of KC                            09/30/2012         8.4%
     110             NAP              NAP        NAP                                                          NAP              NAP
     111             NAP              NAP        NAP                                                          NAP              NAP
     112             NAP              NAP        NAP                                                          NAP              NAP
     113          06/30/2008        12.4%        Jungle Java, Inc.                                         05/31/2008        11.7%
     114          06/30/2009        22.8%        Business Control Systems, Inc.                            03/31/2010        14.6%
     115          03/31/2007        10.7%        Dorothe Interiors                                         04/30/2010         9.9%
     116             NAP              NAP        NAP                                                          NAP              NAP
     117          09/30/2011        13.1%        Black Belt TaeKwon Do                                     04/19/2006         8.0%
     118             NAP              NAP        NAP                                                          NAP              NAP
     119          06/30/2006        23.6%        NAP                                                          NAP              NAP
     120             NAP              NAP        NAP                                                          NAP              NAP
     121          10/31/2006         9.1%        Sunrise Children's Foundation                             04/30/2007         9.1%
     122             NAP              NAP        NAP                                                          NAP              NAP
     123             NAP              NAP        NAP                                                          NAP              NAP
     124             NAP              NAP        NAP                                                          NAP              NAP
     125             NAP              NAP        NAP                                                          NAP              NAP

     126             NAP              NAP        NAP                                                          NAP              NAP
     127             NAP              NAP        NAP                                                          NAP              NAP
     128             NAP              NAP        NAP                                                          NAP              NAP
     129          08/31/2009        14.0%        Dimension Lab Inc                                         05/15/2007        12.4%
     130          08/31/2006        23.8%        Tomatoes APizza                                           02/28/2008         4.9%
     131          06/30/2006         9.1%        Global Development & Environmental Resources, Inc.        09/30/2007         5.6%
     132             NAP              NAP        NAP                                                          NAP              NAP
     133             NAP              NAP        NAP                                                          NAP              NAP
     134             NAP              NAP        NAP                                                          NAP              NAP
     135             NAP              NAP        NAP                                                          NAP              NAP

     136             NAP              NAP        NAP                                                          NAP              NAP
     137             NAP              NAP        NAP                                                          NAP              NAP
     138             NAP              NAP        NAP                                                          NAP              NAP
     139             NAP              NAP        NAP                                                          NAP              NAP
     140          04/30/2011        22.7%        Drs. Collins and Brill, P.C.                              09/30/2012        10.6%
     141             NAP              NAP        Sofa Express (sub-tenant)                                    NAP              NAP
     142          06/15/2013        34.9%        Sunset Crescent Management                                12/15/2010        24.6%
     143             NAP              NAP        NAP                                                          NAP              NAP
     144          12/31/2008        45.6%        NAP                                                          NAP              NAP
     145          12/31/2009         8.4%        Wings to Go                                               01/31/2010         8.0%
     146          03/31/2006        16.1%        Harbor Frieght                                            07/31/2012        10.5%
     147             NAP              NAP        NAP                                                          NAP              NAP
     148             NAP              NAP        NAP                                                          NAP              NAP
     149          05/07/2009        13.2%        Yuri Of Japan                                             05/04/2009         8.7%
     150             NAP              NAP        NAP                                                          NAP              NAP
     151             NAP              NAP        NAP                                                          NAP              NAP
     152             NAP              NAP        NAP                                                          NAP              NAP
     153          05/18/2008         8.4%        Green Cleaners                                            10/31/2008         8.0%
     154             NAP              NAP        NAP                                                          NAP              NAP
     155          09/16/2016         8.6%        Fast Track Distribution                                   04/30/2014         7.8%
     156             NAP              NAP        NAP                                                          NAP              NAP
     157             NAP              NAP        NAP                                                          NAP              NAP
     158             NAP              NAP        NAP                                                          NAP              NAP
     159             NAP              NAP        NAP                                                          NAP              NAP
     160          06/30/2011        13.9%        Howard Open MRI Center                                    03/31/2009         7.8%

     161             NAP              NAP        NAP                                                          NAP              NAP
     162             NAP              NAP        NAP                                                          NAP              NAP
     163             NAP              NAP        NAP                                                          NAP              NAP
     164             NAP              NAP        NAP                                                          NAP              NAP
     165          08/31/2009        20.3%        Jo-Ann Fabrics                                            01/31/2010        12.7%
     166             NAP              NAP        NAP                                                          NAP              NAP
     167          09/06/2014        47.8%        NAP                                                          NAP              NAP
     168             NAP              NAP        NAP                                                          NAP              NAP
     169          10/31/2008         8.1%        The Party Store at Warner Robins, Inc.                    05/31/2009         8.0%
     170             NAP              NAP        NAP                                                          NAP              NAP
     171             NAP              NAP        NAP                                                          NAP              NAP
     172          07/31/2007        27.3%        Tuesday Morning, Inc.                                     01/15/2010        18.2%
     173             NAP              NAP        NAP                                                          NAP              NAP
     174          12/31/2009        12.7%        Advanced Allergy Care                                     01/31/2010        11.7%
     175             NAP              NAP        NAP                                                          NAP              NAP
     176             NAP              NAP        NAP                                                          NAP              NAP
     177             NAP              NAP        NAP                                                          NAP              NAP
     178             NAP              NAP        NAP                                                          NAP              NAP
     179             NAP              NAP        NAP                                                          NAP              NAP
     180             NAP              NAP        NAP                                                          NAP              NAP
     181             NAP              NAP        NAP                                                          NAP              NAP
     182             NAP              NAP        NAP                                                          NAP              NAP
     183             NAP              NAP        NAP                                                          NAP              NAP

     184             NAP              NAP        NAP                                                          NAP              NAP
     185             NAP              NAP        NAP                                                          NAP              NAP
     186             NAP              NAP        NAP                                                          NAP              NAP
     187          01/31/2006        16.6%        Evergreen China Buffet                                    03/31/2010        10.4%
     188             NAP              NAP        NAP                                                          NAP              NAP
     189          06/30/2007        12.5%        Allied Business                                           12/31/2006        10.0%
     190             NAP              NAP        NAP                                                          NAP              NAP
     191          07/31/2013        11.6%        Zeno Cafe                                                 11/29/2013        12.0%
     192          03/31/2007        32.9%        Harbor Freight/Central Purchasing                         04/30/2007        13.0%
     193             NAP              NAP        NAP                                                          NAP              NAP

     194             NAP              NAP        NAP                                                          NAP              NAP
     195             NAP              NAP        NAP                                                          NAP              NAP
     196             NAP              NAP        NAP                                                          NAP              NAP
     197             NAP              NAP        NAP                                                          NAP              NAP
     198             NAP              NAP        NAP                                                          NAP              NAP
     199             NAP              NAP        NAP                                                          NAP              NAP
     200          09/01/2010        11.3%        Movie Gallery                                             11/01/2006        10.1%
     201          05/31/2010        19.0%        Moe's Southwestern Grill                                  05/31/2015        18.7%
     202          12/31/2008        13.6%        Brown, Shultz, Sheridan & Fritz                           12/31/2008         9.3%
     203          02/28/2007         8.0%        Manpower, Inc.                                            11/30/2007         7.0%

     204             NAP              NAP        NAP                                                          NAP              NAP
     205             NAP              NAP        NAP                                                          NAP              NAP
     206             NAP              NAP        NAP                                                          NAP              NAP
     207             NAP              NAP        NAP                                                          NAP              NAP
     208             NAP              NAP        NAP                                                          NAP              NAP
     209             NAP              NAP        NAP                                                          NAP              NAP
     210             NAP            23.7%        Beaufort Memorial Hospital                                   NAP            23.7%
     211          01/31/2007         8.8%        L.A. Tan                                                  05/31/2014         7.6%
     212             NAP              NAP        NAP                                                          NAP              NAP
     213             NAP              NAP        NAP                                                          NAP              NAP
     214          12/31/2011        47.8%        NAP                                                          NAP              NAP
     215             NAP              NAP        NAP                                                          NAP              NAP
     216          02/28/2009        17.0%        Cox, King, Horsley & Goozee                               07/31/2009        14.5%
     217             NAP              NAP        NAP                                                          NAP              NAP
     218          09/30/2009         9.0%        Ace Beauty Supply                                         02/28/2010         8.8%
     219             NAP              NAP        NAP                                                          NAP              NAP
     220          01/31/2010        20.1%        Game Stop/EB Games                                        08/30/2010        10.9%
     221          03/31/2010        22.2%        Ferguson Enterprises                                      12/31/2009        22.2%
     222             NAP              NAP        NAP                                                          NAP              NAP
     223             NAP              NAP        NAP                                                          NAP              NAP
     224             NAP              NAP        NAP                                                          NAP              NAP
     225             NAP              NAP        NAP                                                          NAP              NAP
     226          09/30/2007        13.4%        Checkmate Payday-Loans                                    10/31/2008        13.4%
     227             NAP              NAP        NAP                                                          NAP              NAP
     228          06/30/2012        19.0%        NAP                                                          NAP              NAP
     229          07/31/2015        20.3%        Lenscrafters                                              03/31/2010        14.3%
     230             NAP              NAP        NAP                                                          NAP              NAP
     231          02/28/2009        25.0%        Bamboo Panda                                              05/14/2009        25.0%

     232             NAP              NAP        NAP                                                          NAP              NAP
     233             NAP              NAP        NAP                                                          NAP              NAP

     234             NAP              NAP        NAP                                                          NAP              NAP
     235             NAP              NAP        NAP                                                          NAP              NAP
     236          12/31/2006        15.0%        RSI Power, Inc.                                           04/30/2006        14.8%
     237             NAP              NAP        NAP                                                          NAP              NAP
     238             NAP              NAP        NAP                                                          NAP              NAP
     239             NAP              NAP        NAP                                                          NAP              NAP
     240             NAP              NAP        NAP                                                          NAP              NAP
     241          10/31/2009        13.7%        Pan American Financial Advisor                            12/31/2006        10.4%
     242             NAP              NAP        NAP                                                          NAP              NAP
     243          03/31/2015        19.2%        Rhino Video Games                                         05/31/2010         7.7%
     244          03/14/2006        32.9%        Major Mortgage                                            06/30/2006        26.2%
     245          06/30/2020        20.9%        Subway Real Estate Corp                                   06/30/2010        10.6%
     246             NAP              NAP        NAP                                                          NAP              NAP
     247             NAP              NAP        NAP                                                          NAP              NAP
     248             NAP              NAP        NAP                                                          NAP              NAP
     249          07/31/2022        33.4%        Mr. You's Chinese Restaurant                              12/31/2013        17.3%
     250             NAP              NAP        NAP                                                          NAP              NAP
     251          10/31/2010        29.3%        Neighborhood Housing Services of the Inland Empire Inc.   07/31/2010        13.8%
     252          03/31/2007        15.6%        By Dawn's Early Light                                     05/31/2008        13.8%
     253             NAP              NAP        NAP                                                          NAP              NAP
     254          09/30/2016        15.8%        Curves for the Women of Roy                               04/30/2007        10.1%
     255             NAP              NAP        NAP                                                          NAP              NAP
     256             NAP              NAP        NAP                                                          NAP              NAP
     257          01/31/2009        11.9%        Starbucks                                                 09/30/2009        11.1%
     258             NAP              NAP        NAP                                                          NAP              NAP
     259          05/31/2010        23.8%        Transit Engineering Services, Inc.                        06/30/2010        17.8%
     260          10/31/2009        18.4%        Sears                                                     06/30/2009        18.0%
     261             NAP              NAP        NAP                                                          NAP              NAP
     262             NAP              NAP        NAP                                                          NAP              NAP

     263             NAP              NAP        NAP                                                          NAP              NAP
     264             NAP              NAP        NAP                                                          NAP              NAP
     265             NAP              NAP        NAP                                                          NAP              NAP
     266          05/15/2010        33.3%        Dollar Haven                                              04/30/2010        11.1%
     267          07/30/2012        26.9%        Starbucks                                                 01/31/2015        24.7%
     268             NAP              NAP        NAP                                                          NAP              NAP
     269             NAP              NAP        NAP                                                          NAP              NAP
     270          04/30/2006        11.0%        Andrew Seal                                               03/31/2006        10.5%
     271          02/01/2008        21.9%        Lighting One                                              10/01/2009        17.2%
     272             NAP              NAP        NAP                                                          NAP              NAP
     273             NAP              NAP        NAP                                                          NAP              NAP
     274             NAP              NAP        NAP                                                          NAP              NAP
     275             NAP              NAP        NAP                                                          NAP              NAP
     276             NAP              NAP        NAP                                                          NAP              NAP
     277          12/01/2008        43.9%        NAP                                                          NAP              NAP

     278             NAP              NAP        NAP                                                          NAP              NAP
     279             NAP              NAP        NAP                                                          NAP              NAP
     280             NAP              NAP        NAP                                                          NAP              NAP
     281             NAP              NAP        NAP                                                          NAP              NAP
     282             NAP              NAP        NAP                                                          NAP              NAP
     283          01/31/2009        29.7%        Batteries Plus                                            06/30/2007        17.7%
     284          09/30/2008        19.8%        JM Huber Corporation                                      06/30/2008         9.0%
     285          12/31/2006        12.5%        John Fromberg                                             07/31/2006        12.5%
     286          10/31/2007        14.1%        Pizza Hut                                                 06/30/2007        14.1%
     287             NAP              NAP        NAP                                                          NAP              NAP
     288             NAP              NAP        NAP                                                          NAP              NAP
     289          09/30/2009        17.4%        Starbucks                                                 08/31/2014        17.4%
     290          04/30/2010        40.9%        NAP                                                          NAP              NAP
     291             NAP              NAP        NAP                                                          NAP              NAP
     292             NAP              NAP        NAP                                                          NAP              NAP
     293             NAP              NAP        NAP                                                          NAP              NAP
     294             NAP              NAP        NAP                                                          NAP              NAP
     295          11/30/2007        16.9%        Hanlon Engineering                                        12/31/2007        11.7%
     296          01/31/2014        19.1%        Na's Thai Cafe                                            04/30/2008        13.0%
     297             NAP              NAP        NAP                                                          NAP              NAP
     298             NAP              NAP        NAP                                                          NAP              NAP
     299          06/30/2015        49.7%        NAP                                                          NAP              NAP
     300          02/28/2010        20.6%        NAP                                                          NAP              NAP
     301             NAP              NAP        NAP                                                          NAP              NAP
     302             NAP              NAP        NAP                                                          NAP              NAP
     303             NAP              NAP        NAP                                                          NAP              NAP
     304             NAP              NAP        NAP                                                          NAP              NAP
     305             NAP              NAP        NAP                                                          NAP              NAP
     306          08/31/2008        21.8%        Stagecoach Wine                                           07/31/2006        17.7%
     307          11/01/2009        22.4%        GameStop, Inc.                                            11/01/2009        11.5%
     308             NAP              NAP        NAP                                                          NAP              NAP
     309             NAP              NAP        NAP                                                          NAP              NAP
     310          03/15/2020        42.6%        NAP                                                          NAP              NAP
     311          12/31/2006        26.3%        From Our House to Yours                                   12/31/2007        21.1%
     312             NAP              NAP        NAP                                                          NAP              NAP

     313          02/28/2009        25.0%        North American Development                                07/31/2007        25.0%
     314          03/31/2006        40.0%        NAP                                                          NAP              NAP
     315             NAP              NAP        NAP                                                          NAP              NAP
     316          07/08/2009        11.9%        Nu-Way Sandwich Shop                                      10/31/2007        11.3%
     317             NAP              NAP        NAP                                                          NAP              NAP
     318          09/30/2009        28.3%        Big D's                                                   01/31/2009        26.7%
     319          10/31/2009        17.5%        Domino's Pizza                                            02/28/2010        17.5%
     320          04/30/2007        29.4%        Rosie Home Beauty                                         08/31/2007        14.7%
     321             NAP              NAP        NAP                                                          NAP              NAP
     322             NAP              NAP        NAP                                                          NAP              NAP
     323          03/31/2006        24.8%        Burton Snowboarding Co                                    11/01/2005        24.8%
     324             NAP              NAP        NAP                                                          NAP              NAP
     325             NAP              NAP        NAP                                                          NAP              NAP
     326          06/30/2014        12.4%        Adam Chaupp                                               08/30/2007         8.1%
     327             NAP              NAP        NAP                                                          NAP              NAP
     328          04/30/2007        31.4%        Starbucks                                                 06/30/2012        29.5%

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE     INSURANCE            TAX         CAPITAL EXPENDITURE         TI/LC                        OTHER
LOAN NO.  ESCROW IN PLACE   ESCROW IN PLACE   ESCROW IN PLACE(15)  ESCROW IN PLACE(16)         ESCROW DESCRIPTION(17)
------------------------------------------------------------------------------------------------------------------------------------

   1            No                Yes                 No                   Yes                          NAP

   2            Yes               Yes                 No                    No                          NAP
   3            Yes               Yes                 No                    No                          NAP
   4            Yes               Yes                 No                    No                          NAP
   5            Yes               Yes                 No                    No                          NAP
   6            Yes               Yes                 No                    No                          NAP
   7            Yes               Yes                 No                    No                          NAP
   8            Yes               Yes                 No                    No                          NAP
   9            Yes               Yes                 No                    No                          NAP
   10           Yes               Yes                 No                    No                          NAP
   11           Yes               Yes                 No                    No                          NAP
   12           Yes               Yes                 No                    No                          NAP
   13           Yes               Yes                 No                    No                          NAP
   14           Yes               Yes                 No                    No                          NAP
   15           Yes               Yes                 No                    No                          NAP
   16           Yes               Yes                 No                    No                          NAP
   17           Yes               Yes                 No                    No                          NAP
   18           Yes               Yes                 No                    No                          NAP
   19           Yes               Yes                 No                    No                          NAP
   20           Yes               Yes                 No                    No                          NAP
   21           Yes               Yes                 No                    No                          NAP
   22           Yes               Yes                 No                    No                          NAP
   23           Yes               Yes                 No                    No                          NAP
   24           Yes               Yes                 No                    No                          NAP
   25           Yes               Yes                 No                    No                          NAP
   26           Yes               Yes                 No                    No                          NAP
   27           Yes               Yes                 No                    No                          NAP
   28           Yes               Yes                 No                    No                          NAP
   29           Yes               Yes                 No                    No                          NAP
   30           Yes               Yes                 No                    No                          NAP
   31           No                No                  No                    No                          NAP
   32           No                Yes                 Yes                   No                 State of New Jersey
                                                                                              Leasing Reserve Account
   33           No                Yes                 No                    No                          NAP
   34           Yes               Yes                 Yes                  Yes              Star Debt Service Escrow,
                                                                                                Roll Over Reserve
   35           Yes               Yes                 No                    No                          NAP
   36           No                Yes                 Yes                  Yes                          NAP
   37           No                Yes                 Yes                   No               Property Improvement Plan
   38           No                Yes                 Yes                  Yes                          NAP
   39           No                No                  No                    No               Replacement Reserve and
                                                                                              TI/LC Letter of Credit
   40           No                Yes                 Yes                  Yes               Lease Termination Reserve
   41           Yes               Yes                 Yes                   No                          NAP

   42           Yes               Yes                 Yes                   No                          NAP
   43           Yes               Yes                 Yes                   No                          NAP
   44           Yes               Yes                 Yes                   No                          NAP
   45           Yes               Yes                 Yes                   No                          NAP
   46           Yes               Yes                 Yes                   No                          NAP
   47           Yes               Yes                 Yes                   No                          NAP
   48           Yes               Yes                 Yes                   No                          NAP
   49           Yes               Yes                 Yes                   No                          NAP
   50           No                No                  No                    No                          NAP
   51           Yes               Yes                 Yes                  Yes                          NAP
   52           No                Yes                 Yes                  Yes                     Rent Abatement
   53           Yes               Yes                 No                    No                          NAP
   54           Yes               Yes                 Yes                  Yes               HB - Master Lease Escrow,
                                                                                              Bank of America Estoppel
   55           No                No                  Yes                   No                          NAP
   56           No                Yes                 Yes                   No                          NAP
   57           No                Yes                 Yes                   No                          NAP
   58           Yes               Yes                 No                   Yes                          NAP
   59           No                Yes                 No                   Yes                          NAP
   60           No                Yes                 Yes                  Yes                          NAP
   61           Yes               Yes                 Yes                   No                          NAP
   62           No                Yes                 No                   Yes                          NAP
   63           Yes               Yes                 No                   Yes                          NAP
   64           No                No                  No                    No                          NAP
   65           Yes               Yes                 Yes                  Yes                          NAP
   66           No                Yes                 No                    No                      Occupancy HB
   67           No                Yes                 Yes                  Yes                          NAP
   68           No                No                  No                    No                          NAP

   69           Yes               Yes                 Yes                   No                          NAP
   70           No                Yes                 No                    No                          NAP
   71           Yes               Yes                 Yes                  Yes                    Rollover Reserve
   72           No                No                  Yes                   No                          NAP
   73           Yes               Yes                 Yes                   No                          NAP
   74           Yes               Yes                 Yes                  Yes                          NAP
   75           No                Yes                 No                   Yes                          NAP
   76           Yes               Yes                 Yes                  Yes                          NAP
   77           Yes               Yes                 No                    No                          NAP
   78           Yes               Yes                 Yes                  Yes                Performance Holdback
                                                                                                (Security Reserve)
   79           Yes               Yes                 Yes                   No                          NAP
   80           No                Yes                 Yes                  Yes                          NAP
   81           No                No                  No                    No                      Occupancy HB
   82           No                Yes                 Yes                  Yes                          NAP
   83           No                Yes                 No                    No                  $35,000 Occupancy;
                                                                                                 $40,000 Estoppels
   84           Yes               Yes                 Yes                  Yes                          NAP
   85           Yes               Yes                 Yes                  Yes                          NAP
   86           No                Yes                 Yes                   No                          NAP
   87           No                Yes                 Yes                   No                          NAP
   88           No                Yes                 Yes                  Yes                          NAP
   89           No                Yes                 No                    No                          NAP
   90           No                Yes                 Yes                   No                          NAP
   91           Yes               Yes                 Yes                   No                          NAP
   92           No                Yes                 No                    No                          NAP
   93           No                Yes                 Yes                   No                          NAP
   94           No                Yes                 Yes                   No                          NAP
   95           No                Yes                 Yes                   No                          NAP
   96           No                Yes                 Yes                   No                          NAP

   97           No                No                  No                    No                          NAP
   98           No                No                  No                    No                          NAP
   99           Yes               Yes                 No                   Yes                          NAP
  100           Yes               Yes                 Yes                  Yes            Carolina Foot & Ankle Holdback,
                                                                                               Cafe Gouda Holdback,
                                                                                             Carolina Surgery Holdback

  101           Yes               Yes                 Yes                  Yes                          NAP
  102           Yes               Yes                 Yes                  Yes                          NAP
  103           Yes               Yes                 Yes                  Yes                          NAP
  104           No                Yes                 Yes                   No                          NAP
  105           Yes               Yes                 Yes                   No                          NAP
  106           No                Yes                 Yes                   No                          NAP
  107           Yes               Yes                 No                   Yes                        Holdback
  108           No                Yes                 Yes                   No                          NAP
  109           Yes               Yes                 Yes                  Yes                  Suite 101 Holdback,
                                                                                                Suite 204 Holdback,
                                                                                             Outstanding Issues Holdback
  110           No                Yes                 Yes                   No                          NAP
  111           No                Yes                 Yes                   No                          NAP
  112           No                Yes                 Yes                   No                          NAP
  113           Yes               Yes                 Yes                  Yes                   Occupancy Reserve
  114           Yes               Yes                 Yes                  Yes                          NAP
  115           Yes               Yes                 No                    No                          NAP
  116           No                No                  Yes                   No                      RRLC Amount
  117           Yes               Yes                 Yes                  Yes                          NAP
  118           No                Yes                 Yes                   No                          NAP
  119           No                No                  Yes                   No                          NAP
  120           Yes               Yes                 Yes                   No                          NAP
  121           No                Yes                 Yes                  Yes                          NAP
  122           Yes               Yes                 Yes                   No                          NAP
  123           No                No                  Yes                   No                          NAP
  124           Yes               Yes                 Yes                   No                          NAP
  125           Yes               Yes                 Yes                   No                          NAP

  126           No                Yes                 Yes                   No                          NAP
  127           No                No                  No                    No                          NAP
  128           No                No                  No                    No                          NAP
  129           No                Yes                 Yes                  Yes                Goodman/GSA Rent escrows
  130           Yes               Yes                 Yes                  Yes                Lease Roll-over Holdback
  131           No                Yes                 Yes                  Yes                     Occupancy LOC
  132           No                No                  Yes                   No                  Debt Service Reserve
  133           Yes               Yes                 Yes                   No                          NAP
  134           Yes               Yes                 Yes                   No                          NAP
  135           Yes               Yes                 Yes                   No                          NAP

  136           Yes               Yes                 Yes                   No                          NAP
  137           Yes               Yes                 Yes                   No                          NAP
  138           Yes               Yes                 Yes                   No                          NAP
  139           Yes               Yes                 No                    No                          NAP
  140           Yes               Yes                 Yes                  Yes                          NAP
  141           No                No                  Yes                   No                          NAP
  142           Yes               Yes                 Yes                  Yes            Sunset Cresant (Tenant) Holdback
  143           Yes               Yes                 Yes                   No                          NAP
  144           Yes               Yes                 Yes                  Yes                          NAP
  145           No                Yes                 Yes                  Yes                          NAP
  146           Yes               Yes                 Yes                  Yes                  Harbor Freight Rent
  147           No                Yes                 Yes                   No                          NAP
  148           Yes               Yes                 Yes                   No                          NAP
  149           Yes               Yes                 No                   Yes                          NAP
  150           Yes               Yes                 Yes                   No                Termite Repair Holdback
  151           Yes               Yes                 Yes                   No                          NAP
  152           No                No                  Yes                   No                          NAP
  153           Yes               Yes                 No                   Yes                          NAP
  154           Yes               Yes                 Yes                   No                          NAP
  155           Yes               Yes                 Yes                  Yes                      Leasing/DSC
  156           Yes               Yes                 Yes                   No                          NAP
  157           No                Yes                 Yes                   No                          NAP
  158           No                Yes                 Yes                   No                          NAP
  159           Yes               Yes                 Yes                   No                          NAP
  160           Yes               Yes                 Yes                  Yes                    Security Reserve

  161           Yes               Yes                 Yes                   No                          NAP
  162           Yes               Yes                 Yes                   No                          NAP
  163           Yes               Yes                 Yes                   No                 Zoning Issue Holdback
  164           No                Yes                 Yes                   No                          NAP
  165           No                Yes                 No                   Yes                      China Buffet
  166           No                No                  No                    No                          NAP
  167           Yes               Yes                 Yes                   No                    Rollover Reserve
  168           No                Yes                 Yes                   No                          NAP
  169           Yes               Yes                 Yes                  Yes                          NAP
  170           Yes               Yes                 Yes                   No                          NAP
  171           No                No                  No                    No                          NAP
  172           Yes               Yes                 Yes                  Yes                          NAP
  173           No                No                  No                    No                          NAP
  174           Yes               Yes                 Yes                  Yes                 Reimbursement Reserve
  175           Yes               Yes                 Yes                  Yes               Excess Cash Sweep Reserve
  176           Yes               Yes                 Yes                   No                          NAP
  177           Yes               Yes                 Yes                   No                          NAP
  178           Yes               Yes                 No                    No                          NAP
  179           No                Yes                 Yes                   No                          NAP
  180           No                No                  No                    No                          NAP
  181           No                No                  No                    No                          NAP
  182           No                No                  No                    No                          NAP
  183           Yes               Yes                 Yes                   No                          NAP

  184           Yes               Yes                 Yes                   No                          NAP
  185           Yes               Yes                 Yes                   No                          NAP
  186           Yes               Yes                 Yes                   No                          NAP
  187           No                Yes                 Yes                  Yes                 Hancock Space Reserve
  188           No                No                  No                    No                          NAP
  189           Yes               Yes                 No                    No            Combination Replacement Reserve
                                                                                             and TI/LC Letter of Credit
  190           Yes               Yes                 Yes                   No                          NAP
  191           Yes               Yes                 Yes                   No                          NAP
  192           Yes               Yes                 Yes                  Yes                   Occupancy Reserve
  193           No                No                  No                    No                          NAP

  194           Yes               Yes                 Yes                  Yes                          NAP
  195           Yes               Yes                 Yes                  Yes                          NAP
  196           Yes               Yes                 Yes                  Yes                          NAP
  197           Yes               Yes                 Yes                  Yes                          NAP
  198           Yes               Yes                 Yes                  Yes                          NAP
  199           Yes               Yes                 Yes                   No                   Seasonality Escrow
  200           No                Yes                 No                   Yes                          NAP
  201           Yes               Yes                 No                   Yes                          NAP
  202           Yes               Yes                 Yes                  Yes                          NAP
  203           Yes               Yes                 Yes                  Yes                          NAP

  204           No                No                  Yes                   No                          NAP
  205           No                No                  Yes                   No                          NAP
  206           No                No                  Yes                   No                          NAP
  207           No                No                  Yes                   No                          NAP
  208           No                No                  No                    No                          NAP
  209           Yes               Yes                 Yes                   No                          NAP
  210           Yes               Yes                 No                    No                          NAP
  211           Yes               Yes                 Yes                  Yes                  Vacant Space Reserve
  212           No                Yes                 Yes                   No                          NAP
  213           No                No                  No                    No                          NAP
  214           Yes               Yes                 No                   Yes                          NAP
  215           No                No                  Yes                   No                          NAP
  216           Yes               Yes                 Yes                  Yes                          NAP
  217           No                No                  No                    No                          NAP
  218           No                Yes                 Yes                  Yes                          NAP
  219           Yes               Yes                 Yes                   No                          NAP
  220           Yes               Yes                 No                   Yes                          NAP
  221           Yes               Yes                 No                   Yes                          NAP
  222           No                Yes                 No                    No                          NAP
  223           Yes               Yes                 Yes                   No                          NAP
  224           Yes               Yes                 Yes                   No              Franchise Agreement Holdback
  225           Yes               Yes                 Yes                   No                          NAP
  226           No                Yes                 Yes                  Yes                          NAP
  227           No                Yes                 Yes                   No                          NAP
  228           No                No                  Yes                  Yes                   New England Audio
  229           Yes               Yes                 Yes                  Yes                          NAP
  230           Yes               Yes                 No                    No                          NAP
  231           No                Yes                 No                    No                          NAP

  232           Yes               Yes                 Yes                   No                          NAP
  233           Yes               Yes                 Yes                   No                          NAP

  234           Yes               Yes                 Yes                   No                          NAP
  235           Yes               Yes                 Yes                   No                          NAP
  236           Yes               Yes                 Yes                  Yes                          NAP
  237           No                No                  Yes                   No                          NAP
  238           Yes               Yes                 Yes                   No                        Holdback
  239           No                Yes                 Yes                  Yes                          NAP
  240           Yes               Yes                 Yes                   No                          NAP
  241           Yes               Yes                 Yes                  Yes         Lease-Up Holdback, Free Rent Holdback
  242           No                Yes                 No                    No                          NAP
  243           Yes               Yes                 Yes                  Yes                Quiznos Lease-Up Reserve
  244           Yes               Yes                 Yes                  Yes                          NAP
  245           Yes               Yes                 Yes                  Yes        Performance Holdback - Economic Earnout
  246           Yes               Yes                 Yes                  Yes        Performance Holdback - Economic Earnout
  247           Yes               Yes                 Yes                   No                          NAP
  248           Yes               Yes                 Yes                   No                          NAP
  249           Yes               Yes                 Yes                  Yes                          NAP
  250           Yes               Yes                 Yes                   No                Certificate of Occupancy
  251           Yes               Yes                 No                    No                          NAP
  252           No                No                  No                    No                          NAP
  253           No                No                  No                    No                          NAP
  254           Yes               Yes                 Yes                  Yes                          NAP
  255           Yes               Yes                 Yes                   No                          NAP
  256           Yes               Yes                 Yes                   No                          NAP
  257           Yes               Yes                 Yes                  Yes                          NAP
  258           Yes               Yes                 Yes                   No                          NAP
  259           Yes               Yes                 No                    No                          NAP
  260           Yes               Yes                 Yes                  Yes              Rollover Reserve/Tractor
                                                                                                 Rollover Reserve
  261           Yes               Yes                 Yes                   No                          NAP
  262           Yes               Yes                 Yes                  Yes                          NAP

  263           Yes               Yes                 Yes                   No                          NAP
  264           Yes               Yes                 Yes                   No                          NAP
  265           Yes               Yes                 Yes                   No                          NAP
  266           Yes               Yes                 Yes                  Yes                     Rent Holdback
  267           Yes               Yes                 Yes                  Yes                          NAP
  268           Yes               Yes                 Yes                   No                          NAP
  269           Yes               Yes                 Yes                   No                          NAP
  270           No                No                  No                    No                          NAP
  271           Yes               Yes                 Yes                  Yes                          NAP
  272           No                No                  No                    No                          NAP
  273           No                Yes                 Yes                   No                          NAP
  274           Yes               Yes                 Yes                   No                          NAP
  275           No                No                  No                    No                          NAP
  276           Yes               Yes                 Yes                   No                          NAP
  277           Yes               Yes                 Yes                  Yes                          NAP

  278           Yes               Yes                 No                    No                          NAP
  279           Yes               Yes                 No                    No                          NAP
  280           Yes               Yes                 Yes                   No                          NAP
  281           No                No                  Yes                   No                          NAP
  282           Yes               Yes                 Yes                   No                          NAP
  283           Yes               Yes                 Yes                  Yes                    Lease-Up Reserve
  284           Yes               Yes                 Yes                   No                          NAP
  285           Yes               Yes                 Yes                  Yes                          NAP
  286           Yes               Yes                 Yes                  Yes                          NAP
  287           Yes               Yes                 Yes                  Yes                          NAP
  288           No                No                  No                   Yes                          NAP
  289           Yes               Yes                 Yes                  Yes                          NAP
  290           Yes               Yes                 Yes                  Yes                  Ritz Camera Reserve
  291           Yes               Yes                 Yes                   No                          NAP
  292           Yes               Yes                 No                   Yes                          NAP
  293           Yes               Yes                 Yes                   No                          NAP
  294           Yes               Yes                 Yes                   No                          NAP
  295           Yes               Yes                 No                    No                          NAP
  296           Yes               Yes                 Yes                  Yes                          NAP
  297           No                No                  No                    No                          NAP
  298           No                No                  No                    No                          NAP
  299           Yes               Yes                 Yes                  Yes                          NAP
  300           No                No                  No                    No               Tax and Insurance Reserve
                                                                                             and TI/LC Letter of Credit
  301           No                No                  No                    No                          NAP
  302           Yes               Yes                 Yes                   No                          NAP
  303           Yes               Yes                 Yes                   No                          NAP
  304           No                No                  Yes                   No           Holdback for unclean WAG Estoppel
  305           No                No                  Yes                   No                          NAP
  306           Yes               Yes                 No                    No                          NAP
  307           Yes               Yes                 Yes                  Yes                          NAP
  308           No                No                  Yes                   No           Holdback for unclean WAG Estoppel
  309           Yes               Yes                 Yes                   No                          NAP
  310           Yes               Yes                 Yes                  Yes                          NAP
  311           Yes               Yes                 Yes                  Yes                          NAP
  312           No                No                  Yes                   No                          NAP

  313           Yes               Yes                 No                    No                          NAP
  314           Yes               Yes                 No                    No                          NAP
  315           Yes               Yes                 Yes                   No                          NAP
  316           Yes               Yes                 No                    No                          NAP
  317           Yes               Yes                 No                    No                          NAP
  318           Yes               Yes                 Yes                  Yes                          NAP
  319           Yes               Yes                 Yes                  Yes                          NAP
  320           Yes               Yes                 Yes                  Yes                          NAP
  321           Yes               Yes                 No                    No                          NAP
  322           Yes               Yes                 Yes                   No                          NAP
  323           Yes               Yes                 No                    No                          NAP
  324           Yes               Yes                 Yes                   No                          NAP
  325           No                No                  No                    No                          NAP
  326           Yes               Yes                 No                    No                          NAP
  327           No                No                  No                    No                  Completion Holdback,
                                                                                                   Rent Holdback,
                                                                                                 Commission Escrow
  328           Yes               Yes                 No                    No                          NAP

-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE           SPRINGING            INITIAL CAPITAL EXPENDITURE     MONTHLY CAPITAL EXPENDITURE    CURRENT CAPITAL EXPENDITURE
LOAN NO.     ESCROW DESCRIPTION(18)           ESCROW REQUIREMENT(19)          ESCROW REQUIREMENT(20)             ESCROW BALANCE(21)
-----------------------------------------------------------------------------------------------------------------------------------

   1        Insurance, CapEx, TI/LC                              $0                              $0                             $0

   2                 CapEx                                       $0                              $0                             $0
   3                 CapEx                                       $0                              $0                             $0
   4                 CapEx                                       $0                              $0                             $0
   5                 CapEx                                       $0                              $0                             $0
   6                 CapEx                                       $0                              $0                             $0
   7                 CapEx                                       $0                              $0                             $0
   8                 CapEx                                       $0                              $0                             $0
   9                 CapEx                                       $0                              $0                             $0
   10                CapEx                                       $0                              $0                             $0
   11                CapEx                                       $0                              $0                             $0
   12                CapEx                                       $0                              $0                             $0
   13                CapEx                                       $0                              $0                             $0
   14                CapEx                                       $0                              $0                             $0
   15                CapEx                                       $0                              $0                             $0
   16                CapEx                                       $0                              $0                             $0
   17                CapEx                                       $0                              $0                             $0
   18                CapEx                                       $0                              $0                             $0
   19                CapEx                                       $0                              $0                             $0
   20                CapEx                                       $0                              $0                             $0
   21                CapEx                                       $0                              $0                             $0
   22                CapEx                                       $0                              $0                             $0
   23                CapEx                                       $0                              $0                             $0
   24                CapEx                                       $0                              $0                             $0
   25                CapEx                                       $0                              $0                             $0
   26                CapEx                                       $0                              $0                             $0
   27                CapEx                                       $0                              $0                             $0
   28                CapEx                                       $0                              $0                             $0
   29                CapEx                                       $0                              $0                             $0
   30                CapEx                                       $0                              $0                             $0
   31   RE Tax, Insurance, CapEx, TI/LC                          $0                              $0                             $0
   32                Other                                       $0                          $7,113                        $35,565
   33           Insurance, TI/LC                                 $0                              $0                             $0
   34                Other                                       $0                          $3,839                         $3,839
   35                 NAP                                        $0                              $0                             $0
   36              Insurance                                     $0                          $5,256                             $0
   37              Insurance                                     $0                          $5,218                             $0
   38              Insurance                                     $0                          $3,744                         $3,744
   39          RE Tax, Insurance                                 $0                              $0                             $0
   40           Insurance, Other                                 $0                          $2,349                             $0
   41                CapEx                                 $640,000                              $0                             $0

   42                 NAP                                        $0                          $1,313                         $4,935
   43                 NAP                                        $0                            $708                         $4,935
   44                 NAP                                        $0                            $792                         $4,935
   45                 NAP                                        $0                            $771                         $4,935
   46                 NAP                                        $0                            $396                         $4,935
   47                 NAP                                        $0                            $503                         $4,935
   48                 NAP                                        $0                            $334                         $4,935
   49                 NAP                                        $0                            $119                         $4,935
   50                 NAP                                        $0                              $0                             $0
   51                 NAP                                        $0                          $2,921                             $0
   52                 NAP                                        $0                          $4,423                         $4,423
   53                 NAP                                        $0                              $0                             $0
   54                 NAP                                        $0                          $2,371                         $2,371
   55       RE Tax, Insurance, CapEx                        $30,000                          $1,456                        $30,000
   56              Insurance                                     $0                         $20,769                             $0
   57              Insurance                                     $0                         $13,666                             $0
   58                 NAP                                        $0                              $0                             $0
   59                 NAP                                        $0                              $0                             $0
   60              Insurance                                     $0                          $3,251                             $0
   61                 NAP                                        $0                          $1,020                             $0
   62                 NAP                                        $0                              $0                             $0
   63                 NAP                                        $0                              $0                             $0
   64                 NAP                                        $0                              $0                             $0
   65                TI/LC                                  $23,434                            $651                        $23,485
   66              Insurance                                     $0                              $0                             $0
   67              Insurance                                     $0                          $1,130                         $1,130
   68       RE Tax, Insurance, CapEx                             $0                              $0                             $0

   69                 NAP                                        $0                          $3,875                        $35,172
   70              Insurance                                     $0                              $0                             $0
   71            RE Tax, Other                                   $0                            $698                           $698
   72       RE Tax, Insurance, TI/LC                             $0                            $967                           $967
   73                 NAP                                  $498,750                          $7,833                       $404,292
   74                 NAP                                        $0                            $511                           $511
   75              Insurance                                     $0                              $0                             $0
   76                 NAP                                        $0                          $2,988                         $2,988
   77             CapEx, TI/LC                                   $0                              $0                             $0
   78                 NAP                                        $0                            $748                         $1,496
   79                TI/LC                                       $0                          $4,813                         $4,813
   80              Insurance                                $15,625                            $562                         $1,124
   81         RE Tax, CapEx, TI/LC                               $0                              $0                             $0
   82           Insurance, TI/LC                                 $0                          $1,105                         $2,210
   83                 NAP                                        $0                              $0                             $0
   84             CapEx, TI/LC                              $14,292                          $1,191                        $35,731
   85                 NAP                                        $0                            $712                         $2,141
   86              Insurance                                     $0                          $1,050                         $1,050
   87                 NAP                                        $0                          $4,500                         $9,000
   88              Insurance                                     $0                            $920                             $0
   89              Insurance                                     $0                              $0                             $0
   90                 NAP                                        $0                          $5,200                        $15,600
   91                 NAP                                        $0                          $4,146                         $8,292
   92              Insurance                                     $0                              $0                             $0
   93              Insurance                                     $0                          $1,833                         $3,671
   94              Insurance                                     $0                         $22,407                             $0
   95              Insurance                                     $0                          $7,428                         $7,428
   96              Insurance                                     $0                          $8,804                             $0

   97       RE Tax, Insurance, CapEx                             $0                              $0                             $0
   98       RE Tax, Insurance, CapEx                             $0                              $0                             $0
   99                 NAP                                        $0                              $0                             $0
  100                 NAP                                        $0                            $460                         $2,301

  101                 NAP                               $45,400 LOC                          $1,079                         $1,261
  102                 NAP                               $45,400 LOC                            $106                         $1,261
  103                 NAP                               $45,400 LOC                             $77                         $1,261
  104              Insurance                                     $0                          $9,425                             $0
  105                 NAP                                        $0                          $2,417                         $4,834
  106              Insurance                                     $0                          $7,630                             $0
  107                 NAP                                        $0                              $0                         $3,125
  108                                                       $88,593                          $7,383                        $88,593
  109                 NAP                                        $0                          $1,177                         $1,177
  110              Insurance                                     $0                         $10,779                             $0
  111              Insurance                                $88,204                          $7,350                        $88,204
  112              Insurance                                     $0                          $9,305                             $0
  113                 NAP                                        $0                            $633                             $0
  114                 NAP                                        $0                          $1,043                         $1,043
  115                 NAP                                        $0                              $0                             $0
  116       RE Tax, Insurance, TI/LC                             $0                          $4,188                             $0
  117                 NAP                                        $0                            $281                             $0
  118              Insurance                                     $0                          $7,233                             $0
  119       RE Tax, Insurance, TI/LC                             $0                          $1,167                         $1,167
  120                 NAP                                        $0                          $1,583                         $3,166
  121              Insurance                                     $0                            $495                             $0
  122                TI/LC                           $89,600.00 LOC                              $0                             $0
  123              Insurance                                     $0                         $11,282                             $0
  124                 NAP                                        $0                          $1,480                             $0
  125                TI/LC                                       $0                          $7,686                             $0

  126                 NAP                                        $0                            $316                           $316
  127       RE Tax, Insurance, TI/LC                             $0                              $0                             $0
  128       RE Tax, Insurance, CapEx                             $0                              $0                             $0
  129           Insurance, Other                                 $0                            $792                         $6,336
  130                 NAP                                        $0                          $1,117                             $0
  131              Insurance                                     $0                            $711                           $711
  132       RE Tax, Insurance, Other                             $0                            $748                           $748
  133                TI/LC                                       $0                          $4,250                             $0
  134                TI/LC                                       $0                          $4,146                         $4,146
  135                 NAP                                        $0                          $3,187                         $3,187

  136                 NAP                                        $0                          $1,402                         $1,757
  137                 NAP                                        $0                            $355                         $1,757
  138                 NAP                                        $0                          $2,000                         $6,000
  139                 NAP                                        $0                          $6,691                         $6,691
  140                 NAP                                   $18,500                            $310                             $0
  141            RE Tax, TI/LC                                   $0                          $1,177                             $0
  142                 NAP                                        $0                            $535                         $1,070
  143                 NAP                                        $0                          $8,761                        $17,521
  144                 NAP                                        $0                          $1,627                         $4,881
  145              Insurance                                     $0                            $956                         $1,912
  146                 NAP                                   $46,000                          $1,280                        $46,000
  147              Insurance                                $69,582                          $5,798                        $69,582
  148                 NAP                                        $0                          $1,312                             $0
  149                CapEx                                       $0                              $0                             $0
  150                 NAP                                        $0                          $4,626                         $4,626
  151                 NAP                                        $0                          $6,737                         $6,737
  152          RE Tax, Insurance                                 $0                            $935                           $935
  153                 NAP                                        $0                              $0                           $219
  154                 NAP                                        $0                          $3,167                         $6,333
  155                 NAP                                        $0                            $638                         $1,277
  156                 NAP                                        $0                            $888                           $887
  157              Insurance                                $64,052                          $5,338                        $64,052
  158              Insurance                                $73,676                          $6,140                        $73,676
  159                 NAP                                        $0                            $550                         $1,100
  160                 NAP                                   $20,000                            $333                             $0

  161                 NAP                                        $0                            $717                           $717
  162                 NAP                                        $0                            $718                           $718
  163                 NAP                                        $0                          $1,429                         $1,429
  164                TI/LC                                       $0                            $781                           $781
  165              Insurance                                     $0                              $0                             $0
  166   RE Tax, Insurance, CapEx, TI/LC                          $0                              $0                             $0
  167             TI/LC, Other                                   $0                            $296                           $296
  168                 NAP                                        $0                          $2,042                         $2,042
  169                 NAP                                        $0                          $1,035                         $1,035
  170                 NAP                                        $0                          $1,052                         $2,103
  171       RE Tax, Insurance, CapEx                             $0                              $0                             $0
  172                 NAP                                        $0                            $413                           $825
  173                TI/LC                                       $0                              $0                             $0
  174                 NAP                                        $0                            $244                             $0
  175                Other                                     $784                            $784                         $2,352
  176                 NAP                                        $0                          $1,008                         $1,008
  177                 NAP                                        $0                          $1,375                         $2,749
  178                 NAP                                        $0                              $0                             $0
  179              Insurance                                     $0                          $7,186                             $0
  180          RE Tax, Insurance                                 $0                              $0                             $0
  181       RE Tax, Insurance, CapEx                             $0                              $0                             $0
  182   RE Tax, Insurance, CapEx, TI/LC                          $0                              $0                             $0
  183                 NAP                                        $0                            $558                         $1,675

  184                 NAP                                        $0                            $681                             $0
  185                 NAP                                        $0                            $693                             $0
  186                 NAP                                        $0                            $502                             $0
  187                Other                                  $25,000                            $781                         $1,562
  188          RE Tax, Insurance                                 $0                              $0                             $0
  189                 NAP                                        $0                              $0                             $0
  190                 NAP                                        $0                          $2,606                         $5,213
  191                 NAP                                        $0                            $303                           $605
  192                 NAP                                        $0                            $989                         $1,978
  193       RE Tax, Insurance, CapEx                             $0                              $0                             $0

  194          RE Tax, Insurance                                 $0                            $395                           $620
  195                 NAP                                        $0                             $92                           $620
  196                 NAP                                        $0                             $79                           $620
  197                 NAP                                        $0                             $53                           $620
  198                 NAP                                        $0                            $110                           $110
  199                TI/LC                                       $0                          $4,815                         $4,815
  200              Insurance                                     $0                              $0                             $0
  201                 NAP                                        $0                              $0                             $0
  202                 NAP                                        $0                            $556                           $556
  203                 NAP                                   $11,100                            $375                           $375

  204          RE Tax, Insurance                                 $0                            $548                           $548
  205          RE Tax, Insurance                                 $0                            $521                           $521
  206          RE Tax, Insurance                                 $0                            $548                           $548
  207          RE Tax, Insurance                                 $0                            $188                           $188
  208   RE Tax, Insurance, CapEx, TI/LC                          $0                              $0                             $0
  209                 NAP                                        $0                            $854                         $3,417
  210             CapEx, TI/LC                                   $0                              $0                             $0
  211                TI/LC                                       $0                            $547                             $0
  212              Insurance                                     $0                          $4,083                        $16,387
  213   RE Tax, Insurance, CapEx, TI/LC                          $0                              $0                             $0
  214                 NAP                                        $0                              $0                           $219
  215       RE Tax, Insurance, TI/LC                             $0                            $174                           $174
  216                 NAP                                        $0                            $588                         $1,769
  217          RE Tax, Insurance                                 $0                              $0                             $0
  218              Insurance                                     $0                            $427                             $0
  219                 NAP                                        $0                          $1,167                             $0
  220                CapEx                                       $0                              $0                           $175
  221                CapEx                                       $0                              $0                             $0
  222                 NAP                                        $0                              $0                             $0
  223                 NAP                                        $0                          $2,769                         $2,769
  224                 NAP                                        $0                          $4,323                         $4,323
  225                 NAP                                        $0                          $1,581                         $3,161
  226                 NAP                                        $0                            $125                           $125
  227              Insurance                                     $0                          $4,717                             $0
  228          RE Tax, Insurance                                 $0                            $131                           $524
  229                 NAP                                        $0                            $208                           $208
  230                 NAP                                        $0                              $0                             $0
  231              Insurance                                     $0                              $0                             $0

  232                 NAP                                        $0                            $921                         $2,763
  233                 NAP                                        $0                          $1,200                         $3,600

  234                TI/LC                                       $0                            $354                           $499
  235                TI/LC                                       $0                            $144                           $499
  236                 NAP                                        $0                            $423                             $0
  237          RE Tax, Insurance                                 $0                            $678                           $678
  238                 NAP                                        $0                          $1,104                         $3,313
  239              Insurance                                     $0                            $271                             $0
  240                TI/LC                                       $0                          $4,517                         $4,517
  241                 NAP                                        $0                            $436                           $873
  242       Insurance, CapEx, TI/LC                              $0                              $0                             $0
  243                 NAP                                        $0                            $325                           $325
  244                 NAP                                        $0                            $184                           $184
  245                 NAP                                        $0                            $180                           $359
  246                 NAP                                   $20,000                          $1,348                         $2,696
  247                 NAP                                        $0                            $572                         $1,144
  248                 NAP                                        $0                            $422                           $845
  249                 NAP                                        $0                            $120                           $240
  250                 NAP                                        $0                          $1,100                         $2,200
  251                 NAP                                        $0                              $0                             $0
  252                 NAP                                        $0                              $0                             $0
  253       RE Tax, Insurance, CapEx                             $0                              $0                         $3,186
  254                 NAP                                        $0                            $413                             $0
  255                 NAP                                        $0                          $2,750                         $2,750
  256                 NAP                                        $0                          $1,892                         $3,784
  257                 NAP                                        $0                          $1,081                             $0
  258                 NAP                                        $0                          $1,250                         $3,750
  259                 NAP                                        $0                              $0                             $0
  260                Other                                       $0                            $889                             $0
  261                 NAP                                        $0                          $1,000                         $1,000
  262                 NAP                                        $0                            $294                           $294

  263                 NAP                                        $0                            $611                         $2,273
  264                 NAP                                        $0                            $526                         $2,273
  265                 NAP                                        $0                          $1,875                         $1,875
  266                 NAP                                        $0                            $158                           $630
  267                 NAP                                        $0                             $79                            $79
  268                 NAP                                        $0                          $1,063                         $2,125
  269                 NAP                                        $0                            $789                         $3,944
  270                 NAP                                        $0                              $0                             $0
  271                 NAP                                        $0                            $178                           $178
  272   RE Tax, Insurance, CapEx, TI/LC                          $0                              $0                             $0
  273              Insurance                                     $0                          $2,167                         $4,334
  274                 NAP                                        $0                          $1,563                         $1,563
  275       RE Tax, Insurance, CapEx                             $0                              $0                             $0
  276                 NAP                                        $0                          $1,750                         $3,500
  277                 NAP                                        $0                            $273                             $0

  278                 NAP                                        $0                              $0                         $1,517
  279                 NAP                                        $0                              $0                         $1,517
  280                 NAP                                   $11,250                          $1,458                         $2,917
  281          RE Tax, Insurance                                 $0                            $521                         $5,210
  282                 NAP                                        $0                            $288                           $575
  283                 NAP                                        $0                            $133                           $399
  284                TI/LC                                       $0                            $547                           $547
  285                TI/LC                                       $0                            $216                           $432
  286                 NAP                                        $0                            $133                             $0
  287                 NAP                                        $0                             $61                             $0
  288   RE Tax, Insurance, CapEx, TI/LC                          $0                              $0                             $0
  289                 NAP                                        $0                            $115                           $230
  290                 NAP                                        $0                             $62                           $185
  291                 NAP                                        $0                            $500                         $1,500
  292                 NAP                                        $0                              $0                             $0
  293                 NAP                                        $0                            $513                         $1,025
  294                 NAP                                        $0                          $2,780                         $2,780
  295                 NAP                                        $0                              $0                             $0
  296                 NAP                                        $0                            $222                           $444
  297       RE Tax, Insurance, CapEx                             $0                              $0                             $0
  298                 NAP                                        $0                              $0                             $0
  299                 NAP                                        $0                             $63                            $63
  300                 NAP                                        $0                              $0                             $0
  301       RE Tax, Insurance, CapEx                             $0                              $0                             $0
  302                 NAP                                        $0                          $1,250                         $5,000
  303                 NAP                                        $0                            $938                         $1,875
  304       RE Tax, Insurance, TI/LC                             $0                            $439                             $0
  305       RE Tax, Insurance, TI/LC                             $0                            $316                           $316
  306                 NAP                                        $0                              $0                             $0
  307                 NAP                                        $0                            $156                           $313
  308       RE Tax, Insurance, TI/LC                             $0                            $342                           $342
  309                 NAP                                        $0                            $766                             $0
  310                 NAP                                        $0                            $252                             $0
  311                 NAP                                        $0                            $238                           $238
  312       RE Tax, Insurance, TI/LC                             $0                            $127                           $380

  313                 NAP                                        $0                              $0                             $0
  314                 NAP                                        $0                              $0                             $0
  315                 NAP                                        $0                            $292                           $292
  316                 NAP                                        $0                              $0                             $0
  317                 NAP                                        $0                              $0                             $0
  318                 NAP                                $2,000 LOC                              $0                             $0
  319                 NAP                                        $0                            $100                             $0
  320                 NAP                                        $0                            $128                           $255
  321                CapEx                                       $0                              $0                             $0
  322                 NAP                                        $0                            $671                           $671
  323                 NAP                                        $0                              $0                             $0
  324                 NAP                                        $0                            $333                           $667
  325       RE Tax, Insurance, CapEx                             $0                              $0                             $0
  326                 NAP                                        $0                              $0                             $0
  327   RE Tax, Insurance, CapEx, TI/LC                          $0                              $0                             $0
  328                 NAP                                        $0                              $0                             $0

                                                         $1,895,842                        $442,506                     $1,373,509

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE          INITIAL TI/LC              MONTHLY TI/LC        CURRENT TI/LC  ENVIRONMENTAL      INTEREST
LOAN NO.  ESCROW REQUIREMENT(22)     ESCROW REQUIREMENT(23)   ESCROW BALANCE(24)   INSURANCE     ACCRUAL METHOD      SEASONING(25)
----------------------------------------------------------------------------------------------------------------------------------

   1                 $2,000,000                         $0           $2,000,000       No           Actual/360                   3

   2                         $0                         $0                   $0       No           Actual/360                   2
   3                         $0                         $0                   $0       No           Actual/360                   2
   4                         $0                         $0                   $0       No           Actual/360                   2
   5                         $0                         $0                   $0       No           Actual/360                   2
   6                         $0                         $0                   $0       No           Actual/360                   2
   7                         $0                         $0                   $0       No           Actual/360                   2
   8                         $0                         $0                   $0       No           Actual/360                   2
   9                         $0                         $0                   $0       No           Actual/360                   2
   10                        $0                         $0                   $0       No           Actual/360                   2
   11                        $0                         $0                   $0       No           Actual/360                   2
   12                        $0                         $0                   $0       No           Actual/360                   2
   13                        $0                         $0                   $0       No           Actual/360                   2
   14                        $0                         $0                   $0       No           Actual/360                   2
   15                        $0                         $0                   $0       No           Actual/360                   2
   16                        $0                         $0                   $0       No           Actual/360                   2
   17                        $0                         $0                   $0       No           Actual/360                   2
   18                        $0                         $0                   $0       No           Actual/360                   2
   19                        $0                         $0                   $0       No           Actual/360                   2
   20                        $0                         $0                   $0       No           Actual/360                   2
   21                        $0                         $0                   $0       No           Actual/360                   2
   22                        $0                         $0                   $0       No           Actual/360                   2
   23                        $0                         $0                   $0       No           Actual/360                   2
   24                        $0                         $0                   $0       Yes          Actual/360                   2
   25                        $0                         $0                   $0       No           Actual/360                   2
   26                        $0                         $0                   $0       No           Actual/360                   2
   27                        $0                         $0                   $0       Yes          Actual/360                   2
   28                        $0                         $0                   $0       No           Actual/360                   2
   29                        $0                         $0                   $0       No           Actual/360                   2
   30                        $0                         $0                   $0       No           Actual/360                   2
   31                        $0                         $0                   $0       No           Actual/360                   4
   32                        $0                         $0                   $0       No           Actual/360                   7
   33                        $0                         $0                   $0       No           Actual/360                   1
   34                        $0                    $18,237              $18,237       No           Actual/360                   1
   35                        $0                         $0                   $0       No           Actual/360                   0
   36                        $0                    $62,500                   $0       Yes          Actual/360                   1
   37                        $0                         $0                   $0       No           Actual/360                   0
   38                        $0                    $19,167              $19,167       No           Actual/360                   3
   39                        $0                         $0                   $0       No           Actual/360                   2
   40                        $0                    $16,667                   $0       No           Actual/360                   2
   41                        $0                         $0                   $0       No           Actual/360                   3

   42                        $0                         $0                   $0       No           Actual/360                   1
   43                        $0                         $0                   $0       No           Actual/360                   1
   44                        $0                         $0                   $0       No           Actual/360                   1
   45                        $0                         $0                   $0       No           Actual/360                   1
   46                        $0                         $0                   $0       No           Actual/360                   1
   47                        $0                         $0                   $0       No           Actual/360                   1
   48                        $0                         $0                   $0       No           Actual/360                   1
   49                        $0                         $0                   $0       No           Actual/360                   1
   50                        $0                         $0             $200,000       No           Actual/360                   0
   51                        $0                    $14,534                   $0       No           Actual/360                   1
   52                  $240,000                     $6,667             $240,522       No           Actual/360                   3
   53                        $0                         $0                   $0       No           Actual/360                   0
   54                        $0                    $13,107              $13,107       No           Actual/360                   1
   55                        $0                         $0                   $0       No           Actual/360                   3
   56                        $0                         $0                   $0       No           Actual/360                   1
   57                        $0                         $0                   $0       No           Actual/360                   2
   58                        $0                    $12,500                   $0       No           Actual/360                   2
   59                  $200,000                     $5,000             $200,000       No           Actual/360                   1
   60                        $0                    $19,167                   $0       No           Actual/360                   2
   61                        $0                         $0                   $0       No           Actual/360                   2
   62                        $0                     $1,000                   $0       No           Actual/360                   0
   63                        $0                    $18,750                   $0       No           Actual/360                   1
   64                        $0                         $0                   $0       No             30/360                     0
   65                  $145,800                     $6,075             $146,117       No           Actual/360                   3
   66                        $0                         $0                   $0       No           Actual/360                   2
   67                        $0                     $8,333               $8,333       No           Actual/360                   3
   68                        $0                         $0                   $0       No           Actual/360                   4

   69                        $0                         $0                   $0       No           Actual/360                  11
   70                        $0                         $0                   $0       No           Actual/360                  10
   71                        $0                     $2,780               $2,780       Yes          Actual/360                   1
   72                        $0                         $0                   $0       No           Actual/360                   3
   73                        $0                         $0                   $0       No           Actual/360                   3
   74                        $0                       $699                 $699       No           Actual/360                   1
   75                        $0                       $583                 $583       No           Actual/360                   3
   76                        $0                    $10,530              $10,530       No           Actual/360                   1
   77                        $0                         $0                   $0       No           Actual/360                   5
   78                   $50,000                     $3,752               $7,504       No           Actual/360                   2
   79                        $0                         $0                   $0       No           Actual/360                   1
   80                        $0                     $5,000              $10,000       No           Actual/360                   4
   81                        $0                         $0                   $0       No           Actual/360                   4
   82                   $50,000                         $0              $50,000       No           Actual/360                   4
   83                        $0                         $0                   $0       No           Actual/360                   1
   84                   $71,462                     $5,955             $343,000       No           Actual/360                   6
   85                        $0                     $3,561              $10,706       No           Actual/360                   5
   86                        $0                         $0                   $0       No           Actual/360                   3
   87                        $0                         $0                   $0       No           Actual/360                   4
   88                        $0                     $5,000                   $0       No           Actual/360                   2
   89                        $0                         $0                   $0       No           Actual/360                   3
   90                        $0                         $0                   $0       No           Actual/360                   3
   91                        $0                         $0                   $0       No           Actual/360                   4
   92                        $0                         $0                   $0       No           Actual/360                   2
   93                        $0                         $0                   $0       No           Actual/360                   4
   94                        $0                         $0                   $0       No           Actual/360                   1
   95                        $0                         $0                   $0       No           Actual/360                   2
   96                        $0                         $0                   $0       No           Actual/360                   2

   97                        $0                         $0                   $0       No           Actual/360                   3
   98                        $0                         $0                   $0       No           Actual/360                   3
   99                        $0                     $2,083                   $0       No           Actual/360                   0
  100                        $0                     $3,783                   $0       No           Actual/360                   5

  101              $200,000 LOC                     $5,368               $6,277       No           Actual/360                   1
  102              $200,000 LOC                       $527               $6,277       No           Actual/360                   1
  103              $200,000 LOC                       $383               $6,277       No           Actual/360                   1
  104                        $0                         $0                   $0       No           Actual/360                   1
  105                        $0                         $0                   $0       No           Actual/360                   4
  106                        $0                         $0                   $0       No           Actual/360                   1
  107                        $0                     $2,500                   $0       No           Actual/360                   2
  108                        $0                         $0                   $0       No           Actual/360                   1
  109                        $0                     $7,361               $7,361       No           Actual/360                   1
  110                        $0                         $0                   $0       No           Actual/360                   1
  111                        $0                         $0                   $0       No           Actual/360                   1
  112                        $0                         $0                   $0       No           Actual/360                   1
  113                        $0                     $4,219                   $0       No           Actual/360                   2
  114                        $0                     $4,235               $4,235       No           Actual/360                   1
  115                        $0                         $0                   $0       Yes          Actual/360                   3
  116                  $162,786                         $0                   $0       No           Actual/360                   0
  117                        $0                     $1,710                   $0       No           Actual/360                   0
  118                        $0                         $0                   $0       No           Actual/360                   2
  119                        $0                         $0                   $0       No           Actual/360                   3
  120                        $0                         $0                   $0       No           Actual/360                   4
  121                   $65,815                     $3,300              $64,898       No           Actual/360                   2
  122                        $0                         $0                   $0       No           Actual/360                   1
  123                        $0                         $0                   $0       No           Actual/360                   2
  124                        $0                         $0                   $0       No           Actual/360                   2
  125                        $0                         $0                   $0       No           Actual/360                   1

  126                        $0                         $0                   $0       No           Actual/360                   3
  127                        $0                         $0                   $0       No           Actual/360                   3
  128                        $0                         $0                   $0       No           Actual/360                   4
  129                        $0                     $2,917              $23,336       No           Actual/360                  10
  130                   $76,000                     $3,233              $76,000       No           Actual/360                   3
  131                  $300,000                     $5,000             $300,000       No           Actual/360                   3
  132                        $0                         $0                   $0       No           Actual/360                   3
  133                        $0                         $0                   $0       No           Actual/360                   0
  134                        $0                         $0                   $0       No           Actual/360                   1
  135                        $0                         $0                   $0       No           Actual/360                   1

  136                        $0                         $0                   $0       No           Actual/360                   1
  137                        $0                         $0                   $0       No           Actual/360                   1
  138                        $0                         $0                   $0       No           Actual/360                   5
  139                        $0                         $0                   $0       No           Actual/360                   1
  140                   $80,000                     $2,169                   $0       No           Actual/360                   2
  141                        $0                         $0                   $0       No           Actual/360                   0
  142                        $0                     $1,792               $3,585       No           Actual/360                   2
  143                        $0                         $0                   $0       No           Actual/360                   2
  144                        $0                     $5,681              $17,043       No           Actual/360                   5
  145                        $0                     $2,079               $4,158       No           Actual/360                   4
  146                  $120,000                     $5,000             $120,000       No           Actual/360                   5
  147                        $0                         $0                   $0       No           Actual/360                   1
  148                        $0                         $0                   $0       No           Actual/360                   2
  149                        $0                     $1,675                   $0       No           Actual/360                   2
  150                        $0                         $0                   $0       No           Actual/360                   1
  151                        $0                         $0                   $0       No           Actual/360                   1
  152                        $0                         $0                   $0       No           Actual/360                   3
  153                        $0                     $1,134               $1,134       No           Actual/360                   1
  154                        $0                         $0                   $0       No           Actual/360                   4
  155                        $0                     $1,904               $3,812       No           Actual/360                   4
  156                        $0                         $0                   $0       No           Actual/360                   1
  157                        $0                         $0                   $0       No           Actual/360                   1
  158                        $0                         $0                   $0       No           Actual/360                   1
  159                        $0                         $0                   $0       No           Actual/360                   2
  160                   $80,000                     $2,117                   $0       No           Actual/360                   2

  161                        $0                         $0                   $0       No           Actual/360                   1
  162                        $0                         $0                   $0       No           Actual/360                   1
  163                        $0                         $0                   $0       No           Actual/360                   1
  164                        $0                         $0                   $0       No           Actual/360                   3
  165                        $0                     $4,167                   $0       No           Actual/360                   3
  166                        $0                         $0                   $0       No           Actual/360                   2
  167                        $0                         $0                   $0       No           Actual/360                   1
  168                        $0                         $0                   $0       No           Actual/360                   3
  169                        $0                     $4,406               $4,406       No           Actual/360                   1
  170                        $0                         $0                   $0       No           Actual/360                   2
  171                        $0                         $0                   $0       No           Actual/360                   4
  172                        $0                     $2,063               $4,125       No           Actual/360                   2
  173                        $0                         $0                   $0       No           Actual/360                   0
  174                   $62,560                       $833              $62,560       No           Actual/360                   2
  175                    $3,917                     $3,917              $11,751       No           Actual/360                   4
  176                        $0                         $0                   $0       No           Actual/360                   1
  177                        $0                         $0                   $0       No           Actual/360                   2
  178                        $0                         $0                   $0       No             30/360                     1
  179                        $0                         $0                   $0       No           Actual/360                   2
  180                        $0                         $0                   $0       No           Actual/360                   4
  181                        $0                         $0                   $0       No           Actual/360                   3
  182                        $0                         $0                   $0       No           Actual/360                   2
  183                        $0                         $0                   $0       No           Actual/360                   3

  184                        $0                         $0                   $0       No           Actual/360                   2
  185                        $0                         $0                   $0       No           Actual/360                   2
  186                        $0                         $0                   $0       No           Actual/360                   2
  187                        $0                     $3,728               $7,456       No           Actual/360                   4
  188                        $0                         $0                   $0       No           Actual/360                   4
  189                        $0                         $0                   $0       No           Actual/360                   1
  190                        $0                         $0                   $0       No           Actual/360                   2
  191                        $0                         $0                   $0       No           Actual/360                   2
  192                        $0                     $2,950               $5,900       No           Actual/360                   4
  193                        $0                         $0                   $0       No           Actual/360                   4

  194                   $31,855                       $947                   $0       No           Actual/360                   1
  195                    $7,440                       $221                   $0       No           Actual/360                   1
  196                    $6,392                       $190                   $0       No           Actual/360                   1
  197                    $4,314                       $128                   $0       No           Actual/360                   1
  198                        $0                       $734                 $734       No           Actual/360                   1
  199                        $0                         $0                   $0       No           Actual/360                   1
  200                        $0                     $1,667                   $0       No           Actual/360                   2
  201                        $0                     $2,401                   $0       No           Actual/360                   2
  202                        $0                     $2,528               $2,528       No           Actual/360                   3
  203                   $78,000                     $2,500               $2,500       No           Actual/360                   3

  204                        $0                         $0                   $0       No           Actual/360                   3
  205                        $0                         $0                   $0       No           Actual/360                   3
  206                        $0                         $0                   $0       No           Actual/360                   3
  207                        $0                         $0                   $0       No           Actual/360                   3
  208                        $0                         $0                   $0       No           Actual/360                   2
  209                        $0                         $0                   $0       No           Actual/360                   4
  210                        $0                         $0                   $0       No           Actual/360                   1
  211                  $100,000                         $0             $100,000       No           Actual/360                   2
  212                        $0                         $0                   $0       No           Actual/360                   6
  213                        $0                         $0                   $0       No           Actual/360                   2
  214                  $100,000                         $0                   $0       No           Actual/360                   1
  215                        $0                         $0                   $0       No           Actual/360                   1
  216                        $0                     $3,530              $10,613       No           Actual/360                   5
  217                        $0                         $0                   $0       No           Actual/360                   3
  218                   $50,000                         $0              $50,000       No           Actual/360                   2
  219                        $0                         $0                   $0       No           Actual/360                   3
  220                        $0                       $875                 $875       No           Actual/360                   1
  221                        $0                     $1,670               $1,670       No           Actual/360                   3
  222                        $0                         $0                   $0       No           Actual/360                   1
  223                        $0                         $0                   $0       No           Actual/360                   1
  224                        $0                         $0                   $0       No           Actual/360                   3
  225                        $0                         $0                   $0       No           Actual/360                   2
  226                        $0                       $417                 $417       No           Actual/360                   3
  227                        $0                         $0                   $0       No           Actual/360                   1
  228                        $0                       $437               $1,753       No           Actual/360                   6
  229                        $0                     $1,218               $1,218       No           Actual/360                   1
  230                        $0                         $0                   $0       No             30/360                     0
  231                        $0                         $0                   $0       No           Actual/360                   4

  232                        $0                         $0                   $0       No           Actual/360                   5
  233                        $0                         $0                   $0       No           Actual/360                   5

  234                        $0                         $0                   $0       No           Actual/360                   1
  235                        $0                         $0                   $0       No           Actual/360                   1
  236                   $50,000                     $2,117              $50,000       No           Actual/360                   2
  237                        $0                         $0                   $0       No           Actual/360                   3
  238                        $0                         $0                   $0       No           Actual/360                   5
  239                  $250,000                     $1,357             $250,000       No           Actual/360                   2
  240                        $0                         $0                   $0       No           Actual/360                   1
  241                        $0                     $1,738               $3,477       No           Actual/360                   2
  242                        $0                         $0                   $0       No           Actual/360                   2
  243                        $0                     $1,301               $1,301       No           Actual/360                   1
  244                  $100,000                         $0                   $0       No           Actual/360                   1
  245                        $0                       $838               $1,677       No           Actual/360                   2
  246                        $0                       $945               $1,889       No           Actual/360                   2
  247                        $0                         $0                   $0       No           Actual/360                   2
  248                        $0                         $0                   $0       No           Actual/360                   2
  249                        $0                       $647               $1,294       No           Actual/360                   2
  250                        $0                         $0                   $0       No           Actual/360                   4
  251                        $0                         $0                   $0       No             30/360                     0
  252                        $0                         $0                   $0       No           Actual/360                   2
  253                        $0                         $0                   $0       No           Actual/360                   2
  254                        $0                       $914                   $0       No           Actual/360                   2
  255                        $0                         $0                   $0       No           Actual/360                   1
  256                        $0                         $0                   $0       No           Actual/360                   2
  257                   $50,000                       $881              $50,000       No           Actual/360                   2
  258                        $0                         $0                   $0       No           Actual/360                   3
  259                        $0                         $0                   $0       No             30/360                     0
  260                   $50,000                         $0                   $0       No           Actual/360                   1
  261                        $0                         $0                   $0       No           Actual/360                   1
  262                        $0                       $987                   $0       No           Actual/360                   2

  263                        $0                         $0                   $0       No           Actual/360                   2
  264                        $0                         $0                   $0       No           Actual/360                   2
  265                        $0                         $0                   $0       No           Actual/360                   1
  266                   $25,000                       $682                   $0       No           Actual/360                   4
  267                        $0                       $695                 $695       No           Actual/360                   1
  268                        $0                         $0                   $0       No           Actual/360                   2
  269                        $0                         $0                   $0       No           Actual/360                   5
  270                        $0                         $0                   $0       No             30/360                     0
  271                        $0                     $1,200               $1,200       No           Actual/360                   1
  272                        $0                         $0                   $0       No           Actual/360                   2
  273                        $0                         $0                   $0       No           Actual/360                   4
  274                        $0                         $0                   $0       No           Actual/360                   1
  275                        $0                         $0                   $0       No           Actual/360                   2
  276                        $0                         $0                   $0       No           Actual/360                   2
  277                        $0                       $694                   $0       No           Actual/360                   0

  278                        $0                         $0                   $0       No           Actual/360                   2
  279                        $0                         $0                   $0       No           Actual/360                   2
  280                        $0                         $0                   $0       No           Actual/360                   2
  281                        $0                         $0                   $0       No           Actual/360                  12
  282                        $0                         $0                   $0       No           Actual/360                   2
  283                        $0                       $546               $1,639       No           Actual/360                   3
  284                        $0                         $0                   $0       No           Actual/360                   1
  285                   $35,000                       $648              $35,000       No           Actual/360                   4
  286                        $0                       $884                   $0       No           Actual/360                   2
  287                        $0                       $311                   $0       No           Actual/360                   2
  288                  $270,000                         $0             $270,000       No           Actual/360                   3
  289                        $0                       $584               $1,167       No           Actual/360                   2
  290                        $0                       $411               $1,234       No           Actual/360                   5
  291                        $0                         $0                   $0       No           Actual/360                   3
  292                        $0                     $1,800               $5,400       No           Actual/360                   4
  293                        $0                         $0                   $0       No           Actual/360                   2
  294                        $0                         $0                   $0       No           Actual/360                   1
  295                        $0                         $0                   $0       No             30/360                     0
  296                        $0                     $1,111               $2,222       No           Actual/360                   2
  297                        $0                         $0                   $0       No           Actual/360                   4
  298                        $0                         $0                   $0       No             30/360                     0
  299                        $0                       $398                 $398       No           Actual/360                   1
  300                        $0                         $0                   $0       No           Actual/360                   2
  301                        $0                         $0                   $0       No           Actual/360                   2
  302                        $0                         $0                   $0       No           Actual/360                   4
  303                        $0                         $0                   $0       No           Actual/360                   2
  304                        $0                         $0                   $0       No           Actual/360                   1
  305                        $0                         $0                   $0       No           Actual/360                   1
  306                        $0                         $0                   $0       No             30/360                     1
  307                        $0                       $733               $1,465       No           Actual/360                   2
  308                        $0                         $0                   $0       No           Actual/360                   1
  309                        $0                         $0                   $0       No           Actual/360                   0
  310                        $0                     $1,260                   $0       No           Actual/360                   0
  311                   $25,000                       $792                 $792       No           Actual/360                   1
  312                        $0                         $0                   $0       No           Actual/360                   5

  313                        $0                         $0                   $0       No             30/360                     4
  314                        $0                         $0                   $0       No             30/360                     4
  315                        $0                         $0                   $0       No           Actual/360                   1
  316                        $0                         $0                   $0       No             30/360                     1
  317                        $0                         $0                   $0       No           Actual/360                   1
  318               $45,000 LOC                         $0                   $0       No           Actual/360                   3
  319                        $0                       $452                   $0       No           Actual/360                   0
  320                        $0                       $556               $1,112       No           Actual/360                   2
  321                        $0                         $0                   $0       No           Actual/360                   0
  322                        $0                         $0                   $0       No           Actual/360                   1
  323                        $0                         $0                   $0       No             30/360                     4
  324                        $0                         $0                   $0       No           Actual/360                   4
  325                        $0                         $0                   $0       No           Actual/360                   1
  326                        $0                         $0                   $0       No             30/360                     1
  327                        $0                         $0                   $0       No           Actual/360                   1
  328                        $0                         $0                   $0       No             30/360                     1

                     $5,186,340                   $396,744           $4,876,147

--------------------------------------------------------------------------------------------------------------------
                                           PREPAYMENT CODE(26)
   MORTGAGE          -----------------------------------------------------------------        YM     ADMINISTRATIVE
   LOAN NO.              LO          DEF        YM1.00        YM           OPEN       FORMULA(27)      COST RATE(28)
--------------------------------------------------------------------------------------------------------------------

      1                  27          92                                      1                                 3.12

      2                  26          54                                      4                                 2.12
      3                  26          54                                      4                                 2.12
      4                  26          54                                      4                                 2.12
      5                  26          54                                      4                                 2.12
      6                  26          54                                      4                                 2.12
      7                  26          54                                      4                                 2.12
      8                  26          54                                      4                                 2.12
      9                  26          54                                      4                                 2.12
      10                 26          54                                      4                                 2.12
      11                 26          54                                      4                                 2.12
      12                 26          54                                      4                                 2.12
      13                 26          54                                      4                                 2.12
      14                 26          54                                      4                                 2.12
      15                 26          54                                      4                                 2.12
      16                 26          54                                      4                                 2.12
      17                 26          54                                      4                                 2.12
      18                 26          54                                      4                                 2.12
      19                 26          54                                      4                                 2.12
      20                 26          54                                      4                                 2.12
      21                 26          54                                      4                                 2.12
      22                 26          54                                      4                                 2.12
      23                 26          54                                      4                                 2.12
      24                 26          54                                      4                                 2.12
      25                 26          54                                      4                                 2.12
      26                 26          54                                      4                                 2.12
      27                 26          54                                      4                                 2.12
      28                 26          54                                      4                                 2.12
      29                 26          54                                      4                                 2.12
      30                 26          54                                      4                                 2.12
      31                 28          52                                      4                                 3.12
      32                 31          85                                      4                                 3.12
      33                 25                       92                         3             A                   4.12
      34                 25          92                                      3                                 4.12
      35                 24          93                                      3                                 2.12
      36                 25          91                                      4                                 3.12
      37                 24          92                                      4                                 3.12
      38                 27          89                                      4                                 3.12
      39                 26          93                                      1                                 2.12
      40                 26          90                                      4                                 3.12
      41                 27          90                                      3                                 2.12

      42                 25          92                                      3                                 2.12
      43                 25          92                                      3                                 2.12
      44                 25          92                                      3                                 2.12
      45                 25          92                                      3                                 2.12
      46                 25          92                                      3                                 2.12
      47                 25          92                                      3                                 2.12
      48                 25          92                                      3                                 2.12
      49                 25          92                                      3                                 2.12
      50                 24          93                                      3                                 2.12
      51                 35                       83                         2             B                  10.12
      52                 27          89                                      4                                 3.12
      53                 24          93                                      3                                 2.12
      54                 25          92                                      3                                 4.12
      55                 27          89                                      4                                 3.12
      56                  0                                   116            4             C                   3.12
      57                 26                       54                         4             D                   3.12
      58                 26          81                                     13                                13.12
      59                  0                      116                         4             E                   4.12
      60                 26          90                                      4                                 3.12
      61                 26          90                                      4                                 8.12
      62                 24          92                                      4                                 4.12
      63                 25          92                                      3                                 4.12
      64                 12                       46                         2             F                   4.12
      65                 27          89                                      4                                 3.12
      66                 26          87                                      7                                 8.12
      67                 27          89                                      4                                 3.12
      68                 28          88                                      4                                 3.12

      69                 35          81                                      4                                 3.12
      70                 34          82                                      4                                 3.12
      71                 25          89                                      6                                 2.12
      72                 27          29                                      4                                 3.12
      73                 27          89                                      4                                 3.12
      74                 25          89                                      6                                 2.12
      75                 27          89                                      4                                 3.12
      76                 25          92                                      3                                 4.12
      77                 29          87                                      4                                 3.12
      78                 26          91                                      3                                 2.12
      79                 25          94                                      1                                10.12
      80                 28          88                                      4                                 3.12
      81                 28          88                                      4                                 3.12
      82                 28          88                                      4                                 8.12
      83                 49                       69                         2             G                   4.12
      84                 30          30                                     24                                 2.12
      85                 29          87                                      4                                 3.12
      86                 27          89                                      4                                 3.12
      87                 28          79                                     13                                 3.12
      88                 26          90                                      4                                 3.12
      89                 27          89                                      4                                13.12
      90                 27          92                                      1                                 2.12
      91                 28          88                                      4                                 3.12
      92                 26                       90                         4             H                   3.12
      93                 28          88                                      4                                 3.12
      94                 59                                   57             4             C                   3.12
      95                 26                       90                         4             D                   3.12
      96                 26                       54                         4             D                   3.12

      97                 116                                                 4                                 3.12
      98                 116                                                 4                                 3.12
      99                 24          93                                      3                                 2.12
     100                 29          88                                      3                                 2.12

     101                 25          94                                      1                                 2.12
     102                 25          94                                      1                                 2.12
     103                 25          94                                      1                                 2.12
     104                 25          91                                      4                                 3.12
     105                 28          88                                      4                                 3.12
     106                 25          91                                      4                                 3.12
     107                 26          81                                     13                                13.12
     108                 25                       91                         4             D                   3.12
     109                 25          92                                      3                                 2.12
     110                 25          91                                      4                                 3.12
     111                 25                       55                         4             D                   3.12
     112                 25          91                                      4                                 3.12
     113                 26          87                                      7                                 8.12
     114                 25          92                                      3                                 4.12
     115                 27                       89                         4             I                   3.12
     116                 24          95                                      1                                10.12
     117                 24          93                                      3                                 2.12
     118                 26          90                                      4                                 3.12
     119                 27          88                                      5                                 3.12
     120                 28          88                                      4                                 3.12
     121                 26          90                                      4                                 3.12
     122                 25          94                                      1                                 2.12
     123                 26                       90                         4             D                   3.12
     124                 26          90                                      4                                 3.12
     125                 25          94                                      1                                 8.12

     126                 27                      146                         7             J                   3.12
     127                 27                      146                         7             J                   3.12
     128                 28          88                                      4                                 3.12
     129                 34          82                                      4                                 3.12
     130                 27          90                                      3                                 7.12
     131                 27          89                                      4                                 8.12
     132                 27          89                                      4                                 3.12
     133                 24          93                                      3                                 2.12
     134                 25          92                                      3                                 2.12
     135                 25          94                                      1                                 2.12

     136                 35                       82                         3             B                   2.12
     137                 35                       82                         3             B                   2.12
     138                 29          87                                      4                                13.12
     139                 25          94                                      1                                 2.12
     140                 26          88                                      6                                 2.12
     141                 24          92                                      4                                 3.12
     142                 26          91                                      3                                 2.12
     143                 35                       82                         3             B                   2.12
     144                 29          87                                      4                                 8.12
     145                 28          88                                      4                                 3.12
     146                 29          87                                      4                                 3.12
     147                 25                       55                         4             D                   3.12
     148                 26          90                                      4                                 3.12
     149                 26          90                                      4                                 3.12
     150                 25          92                                      3                                 2.12
     151                 25          94                                      1                                 2.12
     152                 27          89                                      4                                 3.12
     153                 25          92                                      3                                 2.12
     154                 28          52                                      4                                 3.12
     155                 28          88                                      4                                 3.12
     156                 25          92                                      3                                 2.12
     157                 25                       55                         4             D                   3.12
     158                 25                       55                         4             D                   3.12
     159                 26          91                                      3                                 2.12
     160                 26          88                                      6                                 2.12

     161                 25          89                                      6                                 2.12
     162                 25          89                                      6                                 2.12
     163                 25          92                                      3                                 2.12
     164                 27          89                                      4                                 3.12
     165                 27          89                                      4                                13.12
     166                 26                       91                         3             B                   2.12
     167                 25          89                                      6                                 2.12
     168                 27          89                                      4                                 3.12
     169                 25          92                                      3                                 2.12
     170                 26          91                                      3                                 2.12
     171                 28          88                                      4                                 3.12
     172                 26          91                                      3                                 2.12
     173                 24                       95                         1             K                   4.12
     174                 26          90                                      4                                 3.12
     175                 28          88                                      4                                 8.12
     176                 25          92                                      3                                 2.12
     177                 26          91                                      3                                 2.12
     178                  0                      239                         1             L                  20.62
     179                 26          87                                      7                                 3.12
     180                 28          88                                      4                                 3.12
     181                 27          89                                      4                                 3.12
     182                 26          91                                      3                                 2.12
     183                 35          82                                      3                                 2.12

     184                 26          91                                      3                                 8.12
     185                 26          91                                      3                                 8.12
     186                 26          91                                      3                                 8.12
     187                 28          88                                      4                                 3.12
     188                 28          88                                      4                                 3.12
     189                 25          92                                      3                                 2.12
     190                 26          91                                      3                                 2.12
     191                 26          55                                      3                                 2.12
     192                 59                       57                         4             M                   3.12
     193                 28          52                                      4                                 3.12

     194                 25          92                                      3                                 2.12
     195                 25          92                                      3                                 2.12
     196                 25          92                                      3                                 2.12
     197                 25          92                                      3                                 2.12
     198                 25          92                                      3                                 4.12
     199                 25          94                                      1                                 2.12
     200                 26          210                                     4                                 3.12
     201                 26          87                                      7                                 3.12
     202                 27          89                                      4                                 3.12
     203                 27          89                                      4                                 3.12

     204                 27          89                                      4                                 3.12
     205                 27          89                                      4                                 3.12
     206                 27          89                                      4                                 3.12
     207                 27          89                                      4                                 3.12
     208                 26          91                                      3                                 2.12
     209                 28          89                                      3                                 2.12
     210                 25          92                                      3                                10.12
     211                 26          90                                      4                                 3.12
     212                 30          86                                      4                                 3.12
     213                 26                       91                         3             B                   2.12
     214                 25          92                                      3                                 2.12
     215                 25          92                                      3                                 2.12
     216                 29          87                                      4                                 3.12
     217                 27          89                                      4                                 3.12
     218                 26          87                                      7                                 3.12
     219                 35                       82                         3             B                   2.12
     220                 25          94                                      1                                 2.12
     221                 27          89                                      4                                 3.12
     222                 25          93                                      2                                 4.12
     223                 25          92                                      3                                 2.12
     224                 27          89                                      4                                 3.12
     225                 35                       82                         3             B                   2.12
     226                 27          89                                      4                                 3.12
     227                 25          91                                      4                                 3.12
     228                 30          86                                      4                                 3.12
     229                 25          92                                      3                                 2.12
     230                  0                      179                         1             N                  20.62
     231                 28          88                                      4                                 3.12

     232                 29          87                                      4                                 3.12
     233                 29          87                                      4                                 3.12

     234                 25          92                                      3                                 2.12
     235                 25          92                                      3                                 2.12
     236                 26          90                                      4                                 3.12
     237                 27          89                                      4                                 3.12
     238                 29          27                                      4                                 3.12
     239                 26          90                                      4                                 3.12
     240                 25          92                                      3                                 2.12
     241                 26          91                                      3                                12.12
     242                 26          91                                      3                                 2.12
     243                 25          92                                      3                                 2.12
     244                 25          92                                      3                                 2.12
     245                 26          91                                      3                                 2.12
     246                 26          91                                      3                                 2.12
     247                 26          91                                      3                                 2.12
     248                 26          91                                      3                                 2.12
     249                 26          91                                      3                                 2.12
     250                 28          148                                     4                                 3.12
     251                  0                      119                         1             N                  20.62
     252                 26          92                                      2                                 4.12
     253                 35                       82                         3             B                  12.12
     254                 26          90                                      4                                 3.12
     255                 25          92                                      3                                14.62
     256                 26          91                                      3                                 2.12
     257                 26          90                                      4                                 3.12
     258                 27          90                                      3                                 2.12
     259                  0                      239                         1             N                  20.62
     260                 25          92                                      3                                 8.12
     261                 25          92                                      3                                 2.12
     262                 26          90                                      4                                 3.12

     263                 26          91                                      3                                 2.12
     264                 26          91                                      3                                 2.12
     265                 25          92                                      3                                14.62
     266                 28          89                                      3                                 8.12
     267                 25          92                                      3                                 2.12
     268                 26          91                                      3                                 8.12
     269                 29          88                                      3                                14.12
     270                  0                      117                         3             N                  20.62
     271                 25          92                                      3                                 2.12
     272                 26          91                                      3                                 6.12
     273                 28          88                                      4                                 8.12
     274                 25          92                                      3                                 2.12
     275                 35                       82                         3             B                  12.12
     276                 26          91                                      3                                 2.12
     277                 24          93                                      3                                 2.12

     278                 26          91                                      3                                 2.12
     279                 26          91                                      3                                 2.12
     280                 26          91                                      3                                 2.12
     281                 36          80                                      4                                 3.12
     282                 26          91                                      3                                12.12
     283                 27          90                                      3                                 2.12
     284                 25          92                                      3                                 2.12
     285                 28          88                                      4                                 3.12
     286                 26          90                                      4                                 3.12
     287                 26          91                                      3                                 2.12
     288                 27          89                                      4                                13.12
     289                 26          91                                      3                                 8.12
     290                 29          87                                      4                                 3.12
     291                 35                       82                         3             B                   2.12
     292                 28          88                                      4                                 4.12
     293                 26          91                                      3                                 2.12
     294                 25          92                                      3                                 2.12
     295                  0                      119                         1             L                  20.62
     296                 26          91                                      3                                 2.12
     297                 28          89                                      3                                14.62
     298                  0                      239                         1             L                  20.62
     299                 25          92                                      3                                 2.12
     300                 26          91                                      3                                 9.12
     301                 35                       82                         3             B                  12.12
     302                 28          89                                      3                                 2.12
     303                 26          91                                      3                                 2.12
     304                 25          152                                     3                                 2.12
     305                 25          92                                      3                                 2.12
     306                  0                      238                         2             L                  18.12
     307                 26          91                                      3                                 8.12
     308                 25          152                                     3                                 2.12
     309                 24          93                                      3                                 8.12
     310                 24          93                                      3                                 2.12
     311                 25          92                                      3                                10.12
     312                 29          87                                      4                                 3.12

     313                  0                      118                         2             N                  20.62
     314                  0                      118                         2             N                  20.62
     315                 25          92                                      3                                 2.12
     316                  0                      179                         1             L                  20.62
     317                 25          92                                      3                                 2.12
     318                 27          30                                      3                                 9.12
     319                 24          93                                      3                                 2.12
     320                 26          91                                      3                                 8.12
     321                 24          93                                      3                                 2.12
     322                 25          152                                     3                                 2.12
     323                  0                      119                         1             L                  20.62
     324                 28          88                                      4                                 3.12
     325                 35                       82                         3             B                  12.12
     326                  0                      119                         1             L                  20.62
     327                 25                       92                         3             B                   2.12
     328                  0                      119                         1             N                  20.62

                                                                                                               3.86

FOOTNOTES TO APPENDIX II

1        "MSMC", "LaSalle", "PCF" and "UCMFI" denote Morgan Stanley Mortgage
         Capital Inc., LaSalle Bank National Association, Principal Commercial
         Funding, LLC and Union Central Mortgage Funding, Inc., respectively as
         Sellers.

2        The following loan pools represent multiple properties securing a single mortgage loan, and are designated by Roman Numeral coding:
         Mortgage Loan Nos. 2-30, 42-49, 97-98, 101-103, 136-137, 194-197,
         204-207, 234-235, 263-264, 278-279, and 313-314. For the purpose of the statistical information set forth in this Prospectus Supplement as to such mortgage loans, a portion of the aggregate Cut-off Date Balance has been allocated to each mortgaged property based on respective appraised values, and/or Underwritable Cash Flows or loan documents.
         The following loan pools represent cross-collateralized/cross-defaulted properties securing multiple mortgage loans and are designated by identical alphabetical coding: Mortgage Loan Nos. 69-70, 126-127,
         161-162, 184-186, 232-233. For the purpose of the statistical information set forth in this Prospectus Supplement as to such single-loan/multiple-property and cross-collateralized/cross-defaulted loan pools, certain credit statistics, including NOI DSCR, NCF DSCR,
         NCF DSCR (after IO Period), Cut-off Date LTV, Balloon LTV and Cut-off
         Date Balance per Unit or SF, are calculated on an aggregate basis.

         With respect to Mortgage Loans No. 232-233, Hartford Multifamily
         Portfolio, the borrower is permitted to obtain a release from the cross-collateralization/cross-default structure with respect to a permitted transfer provided that the actual DSCR of each of the properties is at least 1.25x, and the LTV of each of the properties is no greater than 80%.

3.       "Units/SF" refers to square feet, units, pads or rooms as applicable for each mortgage property. Certain of the mortgage loans that are secured by retail and/or office properties include in-line and/or anchor ground lease parcels in the calculation of total property square footage.

4        In general for each mortgaged property, "Percent Leased" was determined based on an appraisal, income statement, estoppels, rent roll, management summary report, occupancy report, operating statement, financial statement or lease verification letter provided by the borrower. "Percent Leased as of Date" indicates the date as of which
         "Percent Leased" was determined based on such information.

5        With respect to Mortgage Loan No. 59, Fairfield Gateway, the property is subject to a ground lease. However, the ground lessor has encumbered/subordinated its interest in the mortgaged property to the lien of the leasehold mortgage such that upon foreclosure, the lease is extinguished. As such, the loan is disclosed as a fee loan.

6        The Cut-off Date is November 1, 2005 for any mortgage loan that has a due date on the first day of each month with the exception of Mortgage
         Loans 50, 230, 259 and 298 whose Cut-Off Dates are their respective dates of origination. For purposes of the information contained in this
         Prospectus Supplement, we present the loans as if scheduled payments due in November 2005 were due on November 1, 2005, not the actual day on which such scheduled payments were due. The mortgage loans generally have a due date on the 1st of the month, except for Mortgage Loan Nos.
         59 and 83, which are due on the 3rd of the month; Mortgage Loan Nos. 62 which are due on the 5th of the month; Mortgage Loan Nos. 32 which is due on the 7th of the month; Mortgage Loan Nos. 1, 31, 155 and 200, which are due on the 8th of the month.

         With respect to Mortgage Loan No. 281, 900 Penn Ave, the borrower has subordinate financing in the amount of $543,234.

         With respect to Mortgage Loan No. 32, Quakerbridge Plaza, the borrower has intra-company subordinate debt of $2,000,000.

         With respect to Mortgage Loan No. 57, Hilton Garden Inn Omaha, the
         borrower has mezzanine financing in the amount of $1,553,000.

         With respect to Mortgage Loan No. 73, Tiberon Trails Apartments, the
         borrower has mezzanine financing in the amount of $680,000.

         With respect to Mortgage Loan No. 83, Parkway Town Centre, the borrower has mezzanine financing in the amount of $1,230,000.

                                      II-1

         With respect to Mortgage Loan No. 257, The Laundry, the borrower has mezzanine financing in the amount of $300,000.

         With respect to Mortgage Loan No. 31, Hilltop Mall, the borrower has the right in the future to obtain secured pari-passu debt and/or mezzanine debt provided that, among other things, (i) the combined LTV is not greater than 75%, (ii) underwriteable cashflow is equal or greater than underwriteable cashflow on the loan closing date, (iii)
         the lender of the additional debt enters into a co-lender or subordination and standstill agreement with the mortgagee, and (iv) in connection with any pari passu debt, the mortgagor delivers rating agency confirmation of no withdrawal or downgrade of the REMIC securities (including, without limitation, any rating specifically related to the loan such as a shadow rating).

         With respect to Mortgage Loan No. 251, 525 Technology Court, the borrower has the right beginning in the sixth year of the loan term to obtain subordinate secured financing provided that, among other things,
         (i) the combined LTV does not exceed 70%, and (ii) the combined DSCR is not less than 1.30x.

         With respect to Mortgage Loan No. 298, Molalla Bi-Mart, the borrower has the right in the future to obtain subordinate secured financing provided that, among other things, (i) the combined LTV does not exceed
         75%, and (ii) the combined DSCR is not less than 1.30x.

         With respect to Mortgage Loan No. 306, Otter Creek Village, the borrower has the right beginning in the sixth year of the loan term to obtain subordinate secured financing up to a maximum of $1,400,000 provided that, among other things, (i) the combined LTV does not exceed
         75%, and (ii) the combined DSCR is not less than 1.25x.

         With respect to Mortgage Loan No. 313-314, Brantley and Matterhorn Rd.,
         the borrower has the right in the future to obtain subordinate secured financing provided that, among other things, (i) the combined LTV does not exceed 75%, and (ii) the combined DSCR is not less than 1.30x.

         With respect to Mortgage Loan No. 328, Richland Retail Center, the
         borrower has the right beginning in the sixth year of the loan term to obtain subordinate secured financing provided that, among other things,
         (i) the combined LTV does not exceed 70%, and (ii) the combined DSCR is not less than 1.30x.

         With respect to Mortgage Loan No. 32, Quakerbridge Plaza, the borrower has the right in the future to obtain mezzanine financing up to a maximum of $5,000,000 provided that, among other things, the financing is used solely for capital improvements of tenants improvements made by the Quakerbridge Plaza Borrower, leasing commissions or debt service payments.

         With respect to Mortgage Loan No. 33, Crown Ridge at Fair Oaks, the
         borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV does not exceed
         78%, and (ii) the combined DSCR is not less than 1.20x.

         With respect to Mortgage Loan No. 41, Kings Court Apartments, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV does not exceed
         85%, and (ii) the combined DSCR is not less than 1.10x.

         With respect to Mortgage Loan No. 52, Westway Industrial, the borrower has the right in the future to obtain unsecured subordinate financing provided that, among other things, (i) combined LTV is not greater than
         85%, (ii) the combined DSCR is at least 1.10x, and (iii) amount of such debt shall not exceed $2,325,000.

         With respect to Mortgage Loan No. 57, Hilton Garden Inn Omaha, the
         borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined DSCR is not greater than 80%, (ii) the combined DSCR is at least 1.25x, and (iii) the lender receives rating agency confirmation of no resulting downgrade, withdrawal or qualification of the ratings of the REMIC certificates.

         With respect to Mortgage Loan No. 68, West Pavilion I & II, the borrower has the right in the future to obtain unsecured subordinate financing provided that, among other things, (i) the combined LTV is not greater than 87%, (ii) the combined DSCR is at least 1.10x, and
         (iii) the lender receives rating agency confirmation of no resulting downgrade, withdrawal or qualification of the ratings of the REMIC certificates.

                                      II-2

         With respect to Mortgage Loan Nos. 69-70, Bronx Multifamily Portfolio,
         the borrower has the right in the future to obtain subordinate intracompany debt provided that, among other things, the subordinate loan documents contain terms and conditions acceptable to the lender, in its reasonable discretion.

         With respect to Mortgage Loan No. 72, Sam's Club - Addison, the borrower has the right in the future to obtain unsecured mezzanine financing provided that, among other things, (i) ) the combined LTV does not exceed 85%, (ii) the combined DSCR is not less than 1.10x, and
         (iii) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

         With respect to Mortgage Loan No. 83, Parkway Town Centre, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV does not exceed 90%, and
         (ii) the combined DSCR is not less than 1.02x.

         With respect to Mortgage Loan No. 90, Malibu Apartments, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV does not exceed 80%, and
         (ii) the combined DSCR is not less than 1.20x.

         With respect to Mortgage Loan No. 95, Hampton Inn Rogers, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV is not greater than 80%;
         (ii) the combined DSCR is at least 1.25x, the combined LTV does not exceed 80%, and (iii) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

         With respect to Mortgage Loan No. 96, Hilton Garden Inn Maple Grove,
         the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV is not greater than 80%; (ii) the combined DSCR is at least 1.25x, and (iii) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

         With respect to Mortgage Loan No. 104, Country Inn & Suites Orlando,
         the borrower has the right in the future to obtain mezzanine financing upon the sale of the property provided that, among other things, (i)
         the combined LTV does not exceed 75%, and (ii) the combined DSCR is not less than 1.25x, (iii) the combined loan to purchase price is not greater than 70%, and (iv) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

         With respect to Mortgage Loan No. 106, Courtyard by Marriott Gastonia,
         the borrower has the right in the future to obtain mezzanine financing upon the sale of the property provided that, among other things, (i)
         the combined LTV does not exceed 75%, and (ii) the combined DSCR is not less than 1.25x, (iii) the combined loan to purchase price is not greater than 70%, and (iv) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

         With respect to Mortgage Loan No. 108, Hampton Inn Liberty, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV is not greater than 80%, and (ii) the combined DSCR is at least 1.25x.

         With respect to Mortgage Loan No. 110, Holiday Inn Atlanta, the borrower has the right in the future to obtain mezzanine financing upon the sale of the property provided that, among other things, (i) the combined LTV does not exceed 75%, and (ii) the combined DSCR is not less than 1.25x, (iii) the combined loan to purchase price is not greater than 70%, and (iv) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

         With respect to Mortgage Loan No. 111, Hampton Inn Columbia, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV is not greater than 80%, (ii) the combined DSCR is at least 1.25x, and (iii) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

                                      II-3

         With respect to Mortgage Loan No. 112, Hampton Inn Orlando, the borrower has the right in the future to obtain mezzanine financing upon the sale of the property provided that, among other things, (i) the combined LTV does not exceed 75%, and (ii) the combined DSCR is not less than 1.25x, (iii) the combined loan to purchase price is not greater than 70%, and (iv) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

         With respect to Mortgage Loan No. 144, 10 Research Parkway, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV is not greater than 80%, and (ii) the combined DSCR is at least 1.25x.

         With respect to Mortgage Loan No. 147, Hampton Inn Joliet 55, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV is not greater than 80%, (ii) the combined DSCR is at least 1.25x, and (iii) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

         With respect to Mortgage Loan No. 157, Hampton Inn Joliet 80, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV is not greater than 80%, (ii) the combined DSCR is at least 1.25x, and (iii) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

         With respect to Mortgage Loan No. 158, Hampton Inn Milwaukee Airport,
         the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV is not greater than 80%, (ii) the combined DSCR is at least 1.25x, and (iii) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

         With respect to Mortgage Loan No. 166, Walgreens - Longmont, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV is not greater than 85%, and (ii) the combined DSCR is at least 1.20x.

         With respect to Mortgage Loan No. 168, University Square Apartments,
         the borrower has the right in the future to obtain a unsecured subordinate financing provided that, among other things, (i) the subordinate debt does not exceed $25,000, and (ii) the combined DSCR is at least 1.40x.

         With respect to Mortgage Loan No. 176, Burt Estates MHP, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV is not greater than 70%, and (ii) the combined DSCR is at least 1.40x.

         With respect to Mortgage Loan No. 179, Comfort Inn & Suites - Daytona
         Beach, the borrower has the right in the future to obtain mezzanine financing by pledging the equity interests in the borrowing entity provided that, among other things, (i) the combined LTV is not greater than 70% and (ii) the combined DSCR is at least 1.50x.

         With respect to Mortgage Loan No. 213, Walgreens - Firestone, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV is not greater than 85% LTV, and (ii) the combined DSCR is at least 1.20x.

         With respect to Mortgage Loan No. 222, Bosley Building, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the combined LTV does not exceed 73%, and
         (ii) the combined DSCR is not less than 1.42x.

         With respect to Mortgage Loan No. 227, Fairfield Inn Greenville, the
         borrower has the right in the future to obtain mezzanine financing upon the sale of the property provided that, among other things, (i) the combined LTV does not exceed 75%, and (ii) the combined DSCR is not less than 1.25x, (iii) the combined loan to purchase price is not greater than 70%, and (iv) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

                                      II-4

         With respect to Mortgage Loan No. 281, 900 Penn Ave, the borrower has the right in the future to obtain mezzanine financing provided that, among other things, (i) the subordinate loan documents contain terms and conditions acceptable to the lender.

         With respect to Mortgage Loan No. 327, Chase - Denver, the borrower has the right in the future to obtain mezzanine financing upon the sale of the property provided that, among other things, (i) the combined LTV does not exceed 85%, and (ii) the combined DSCR is not less than 1.20x.

         With respect to Mortgage Loan No. 2-30, U-Store-It Portfolio, the related borrower may obtain the release of one or more corresponding mortgaged properties through partial defeasance of the mortgage loan, subject to the fulfillment of, among other things, the defeasance collateral provides payments at least equal to 125% of monthly payments allocated to that property (based on percentage of the loan balance allocated to that property), the remaining property(ies) having a debt service coverage ratio of not less than the debt service coverage ratio for the 12 calendar months immediately preceding the defeasance. In addition to the defeasance provisions described above, the mortgage loan provides that the related borrower may obtain the release of one property in a multi-property loan by substituting a new property that meets certain requirements set forth in the mortgage loan documents, including that it be used primarily for self-storage and related uses, has a fair market value no less that of the greater of the fair market value of the replaced property at origination or immediately prior to the substitution and the debt-service coverage ratio of the mortgage loan, after giving effect to the substitution, is at least equal to the debt-service-coverage ratio immediately prior to the substitution.

         With respect to Mortgage Loan Nos. 42-49, Danube Properties Portfolio,
         the related borrower may obtain the release of one or more corresponding mortgaged properties through partial defeasance of the mortgage loan, subject to the fulfillment of, among other things, the defeasance collateral provides payments at least equal to 125% of monthly payments allocated to that property (based on percentage of the loan balance allocated to that property); provided that the remaining property(ies) having a debt service coverage ratio of not less than the greater of 1.25x and the debt service coverage ratio for the 12 calendar months immediately preceding the defeasance and the loan-to value ratio does not exceed 80% for the remaining properties.

         With respect to Mortgage Loan No. 74, Santa Margarita Marketplace,
         after the lockout period, the borrower may obtain a release of a portion of the property consisting of approximately 20,000 square feet provided that, among other conditions, (i) no default then exists under any loan document, (ii) both the release parcel and retained parcel are legally subdivided, separate, separate tax lots, and (iii) not less than 45 days of prior notice of a request for release shall be provided.

         With respect to Mortgage Loan Nos. 232-233, Hartford Multifamily
         Portfolio, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i)
         the borrower deposits defeasance collateral equal to the allocated loan amount of the released property, (ii) the DSCR of the remaining property is not less than 1.25x, and (iii) the LTV of the remaining property is not less than 80%.

         With respect to Mortgage Loan Nos. 234-235, Strauss LP Portfolio, the
         related borrower may obtain the release of one or more corresponding mortgaged properties through partial defeasance of the mortgage loan, subject to the fulfillment of, among other things, the defeasance collateral provides payments at least equal to 125% of monthly payments allocated to that property (based on percentage of the loan balance allocated to that property); provided that the remaining property(ies)
         having a debt service coverage ratio of not less than the greater of
         1.25x and the debt service coverage ratio for the 12 calendar months immediately preceding the defeasance and the loan-to value ratio does not exceed 80% for the remaining properties.

         With respect to Mortgage Loan No. 163, Hide-A-Way RV Resort, prior to
         March 31, 2006, the related borrower may obtain the release of a portion of the property known as Studio boulevard to permit it to be dedicated as a public road subject to certain legal requirements set forth in the related loan documents but without the payment of any release price.

7        The "First Payment Date" with respect to Mortgage Loan Nos. 50, 230,
         298 and 259 is in January 2006. The loans are assumed to pay interest-only on the Payment Date in December 2005.

8        The "Grace Period" shown is grace period to charge late interest.

9        The "Original Amort. Term" shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note. Due to the actual/360 interest calculation methodology applied to most mortgage loans, the actual amortization to a zero balance for such loans will be longer.

                                      II-5

         With respect to Mortgage Loan No. 272, Staples - Cold Spring, KY, the
         loan requires principal and interest payments of $12,584.20 from
         October 1, 2005 to September 1, 2014 and thereafter the loan payments will be interest only until the loan is paid in full on the maturity date of September 1, 2015,

10       The "Monthly Payment (IO)" with respect to Mortgage Loan No. 64, NEC
         Route 23 & Morse Avenue, is based on the current interest payment of
         $54,229.17 at an interest rate of 4.75%. Beginning December 1, 2007, the interest rate increases to 5.42% with a payment of $61,878.33.

11       The indicated NOI DSCR, NOI DSCR (after IO Period), NCF DSCR and NCF
         DSCR (after IO Period) reflect current scheduled payments as of the
         Cut-off Date for all mortgage loans.

12       With respect to Mortgage Loan No. 37, Hilton Christiana Hotel, the
         appraised value is based on renovation of the subject property. A
         $2,129,885 reserve is in place until renovation is completed in January
         2006. The "as is" value is $41,000,000.

         With respect to Mortgage Loan No. 140, Riverhill Professional Center,
         the appraised value used in this prospectus supplement is based on the
         "as-stabilized" value, which assumes that occupancy will be at approximately 93%. The property is currently approximately 80%
         occupied. The appraised value based on the "as-is" value is $6,000,000.
         The loan-to-value ratio based on the "as-is" value is 81.6%. There is a
         $500,000 holdback as additional collateral; the additional collateral will be held by lender as additional security for the mortgage loan and will be released to borrower once lender receives a fully executed lease(s) for 3,170 sq. ft. of space at an effective net rent of no less than $28.50 per square foot (full service) for a minimum term of three
         (3) years. In the event that the borrower is not able to satisfy all conditions required for the release of the escrow, lender will hold the escrow for the remainder of the loan term.

13       "Valuation Date" refers to the date as of which the related appraised value applies (also known as the "value as-of date").

14       "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property,
         "Second Largest Tenant" refers to the tenant that represents the second greatest percentage of the total square footage and "Third Largest
         Tenant" refers to the tenant that represents the third greatest percentage of the total square footage at the mortgaged property. In certain cases, the data for tenants occupying multiple spaces include square footage only from the primary spaces sharing the same lease expiration date, and may not include minor spaces with different expiration dates.

         With respect to Mortgage Loan No. 141, Best Buy Shopping Center, the
         three largest tenants at the subject property are Best Buy (47.8% of total SF), Sofa Express (27.9% of total SF), and George's Music (24.3%
         of total SF), which all sub-lease the space from Home Depot. Home Depot no longer occupies space at the subject, but pays rent per the terms of its lease.

15       For "Capital Expenditure Escrow in Place" identified as "Yes,"
         collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of such mortgage loan and/or may not be replenished after a release of funds.

16       For "TI/LC Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances the amount of the escrow may be capped or collected only for certain periods of time and/or may not be replenished after a release of funds. The weighted average percentage of mortgage loans disclosed as having TI/LC cash or letter of credit balances in place considers only mortgage loans on commercial-type properties, excluding hospitality, multifamily, manufactured housing community, other and self storage mortgaged properties.

17       "Other Escrow Description" indicates any other types of escrow required, or in certain cases letters of credit required, other than
         Insurance, Tax, Capital Expenditure and TI/LC. In certain cases, the letter of credit may represent additional security from a tenant, and may therefore be relinquished when such tenant leaves the property at lease expiration.

18       "Springing Escrow Description" indicates the type of escrow required to be funded in the future and/or upon the occurrence of certain future events as outlined in the respective loan documents.

                                      II-6

19       "Initial Capital Expenditures Escrow Requirement" indicates the amount of the escrow, or in certain cases the letter of credit, that was deposited at loan closing.

20       "Monthly Capital Expenditure Escrow Requirement" indicates the monthly amount designated for Capital Expenditure Escrow in the loan documents for such mortgage loan. In certain cases, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

21       "Current Capital Expenditure Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the September
         2005, or in some cases, October 2005 due dates for the loans.

22       "Initial TI/LC Escrow Requirement" indicates the amount of the escrow or in certain cases the letter of credit that was deposited at loan closing.

23       "Monthly TI/LC Escrow Requirement" indicates the monthly amount designated for Tenant Improvements and Leasing Commissions Escrow in
         the loan documents for such mortgage loan. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

24       "Current TI/LC Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the September 2005, or in some cases, October 2005 due dates for the loans.

25       "Seasoning" represents the number of payments elapsed from the earlier of the "First Payment Date (P&I)" or "First Payment Date (IO)" to the
         Cut-off Date.

26       The "Prepayment Code" includes the number of loan payments from the first Due Date to the stated maturity. "LO" represents the lockout period. "DEF" represents defeasance. "YM" represents yield maintenance.
         "YM1" represents the greater of yield maintenance and 1.00%. "Open"
         represents the number of payments, including the maturity date, at which principal prepayments are permitted without payment of a prepayment premium. For each mortgage loan, the number set forth under a category of "Prepayment Code" represents the number of payments in the Original Term to Maturity for which such provision applies.

27       Mortgage loans with associated Yield Maintenance prepayment premiums are categorized according to unique Yield Maintenance formulas. There are 14 different Yield Maintenance formulas represented by the loans in the subject mortgage loan pool. The different formulas are referenced by the letters "A", "B", "C", "D", "E', "F", "G", "H", "I", "J", "K",
         "L", "M" and "N". Any exceptions to these formulas are shown below such formulas. Summaries of the 14 formulas are listed beginning on page
         II-9.

28       The "Administrative Cost Rate" indicated for each mortgage loan will be calculated based on the same interest accrual method applicable to each mortgage loan.

29       Each of the following mortgage loans is structured with a performance holdback or letter of credit ("LOC") subject to achievement of certain release conditions. The release conditions are referenced by numbers
         1-7, which are summarized immediately below the table. The amount of the holdback was escrowed, or the letter of credit was established, for each mortgage loan at closing. Many of the loans with reserves and reserve agreements in place permit or require the amount in the reserve
         (or proceeds of the letter of credit) to be applied to outstanding loan amounts in the event of a default. The mortgage loans referenced in this paragraph do not include all such loans, but rather only those loans that permit or require the application of the reserve (or proceeds of the letter of credit) to the balance of the mortgage loan if the mortgaged property does not achieve a specified level of financial performance in accordance with the terms of the respective reserve agreements. Although generally the mortgage loans prohibit voluntary partial prepayment, the following mortgage loans may require partial prepayments:

                                                                       Escrowed Holdback or                           Partial
   Mtg.                                             Escrow or LOC        Letter of Credit       Outside Date     Prepayment Premium
 Loan No.              Property Name              Release Conditions      Initial Amount        for Release          Provisions
----------- ------------------------------------- ------------------- ----------------------- ----------------- --------------------

    83      Parkway Town Centre                           1                  $40,000                NAP          Yield Maintenance
                                                          2                  $35,000                NAP          Yield Maintenance

                                      II-7

   113      Canton Center Crossing                        3                $1,300,000            08/04/2006       Greater of 1% or
                                                                                                                 Yield Maintenance
   165      Hillcrest Plaza                               4              Cash Flow Sweep            NAP                 NAP
   222      Bosley Building                               5                 $150,000             04/01/2006      Yield Maintenance
   292      70 Old Turnpike Road                          6                  $10,000             06/16/2006      Yield Maintenance
   171      FedEx - Tucson                                7                 $200,000             07/31/2014             NAP

         All yield maintenance premiums indicated above are to be paid by the borrower.

                                      II-8

RELEASE CONDITIONS

1.   The letter of credit is required to be released if the following conditions are satisfied:

     (i) The borrower furnishes to the lender a written disbursement request and lessee's estoppel certificate for both KBH Enterprises, Inc. and Pet
     Supermarket, including among other things, the lessee's occupancy, unconditional acceptance of the improvements, the expiration of all rental deferrals and the commencement of consecutive monthly rental payments.

2.   The letter of credit is required to be released if the following conditions are satisfied:

     (i) The borrower furnishes to the lender a written disbursement request;
     (ii) fully executed lease(s) with terms acceptable to the lender; and (iii)
     lessee's estoppel certificate, including among other things, the lessee's occupancy, unconditional acceptance of the improvements, the expiration of all rental deferrals and the commencement of consecutive monthly rental payments and a certificate of occupancy.

3.   Funds in the reserve are required to be released if the following conditions are satisfied:

     (i) $750,000 is to be released when Furniture Land takes physical occupancy of its space, is open for business, paying rent and delivers an estoppel to lender that is satisfactory in every respect; (ii) $550,000 is to be released when (x) Subway takes physical occupancy of its space, is open for business, paying rent and delivers an estoppel to lender that is satisfactory in every respect, (y) Marcos Pizza takes physical occupancy of its space, is open for business, paying rent and delivers an estoppel to lender that is satisfactory in every respect, and (z) the center is at least 90% occupied.

4.   The soft lockbox will spring hard upon the following trigger events: (a)
     China Buffet is not in occupancy, is not open for business, and not paying rent by October 11, 2005, (b) Hastings Entertainment terminates its lease prior to expiration, or has not renewed by six months before lease expiration, and (c) Office Depot terminates its lease prior to expiration, or has not renewed by six months before lease expiration.

     The cash flow sweep will terminate if, among other conditions, with respect to the Hastings Entertainment and Office Depot events, (a) $150,000 is reached, or (b) the respective spaces are leased such that the property has at least 85% occupancy and 1.25x DSCR. The cash flow sweep will terminate if, among other conditions, with respect to the China Buffet event, (a)
     $61,200 is reached, or (b) the space is leased such that the property has at least 93% occupancy and 1.25x DSCR.

     The funds collected in the excess cash flow account may be used by lender as additional collateral for the loan, to pay any sums due under the loan, or to pay down the outstanding balance of the loan.

5.   Funds in the reserve are required to be released if the following conditions are satisfied:

     (i) The borrower furnishes to the lender a written disbursement request, lien waivers, title endorsement, evidence that the work has been completed in accordance with all permits, bonds, licenses, approvals required by law;
     and (ii) and a statement from an architect, contractor or engineering consultant to the extent and cost of the repairs or a copy of the construction contract and any change orders. In addition, the lender must have inspected the property or waived its right to an inspection.

6.   Funds in the reserve are required to be released if the following conditions are satisfied:

     (i) The borrower furnishes to the lender a written disbursement request,
     (ii) written evidence that the parking lot restriping has been completed, and (iii) a written statement from the borrower that the work has been completed.

7.   The letter of credit is required to be released if the following conditions are satisfied:

     Assuming no event of default, the letter of credit will be returned to the borrower upon receipt of evidence satisfactory to the lender that Federal
     Express has extended the term of the Federal Express lease for an additional period of no less than five years beyond the current expiration date of May 31, 2015. The borrower must extend at least nine months prior to the expiration date.

                                      II-9

 YIELD MAINTENANCE FORMULAS

A.       The Make Whole Premium shall be the greater of one percent (1%) of the outstanding principal amount of the loan or a premium calculated as provided in subparagraphs (1)-(3) below:

         (1) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the *U.S. Treasury Issue ("Primary Issue")
         published one week prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield. In the event there is no market activity involving the Primary Issue at the time of prepayment, the Lender shall choose a comparable Treasury Bond, Note or Bill
         ("Secondary Issue") which the Lender reasonably deems to be similar to the Primary Issue's characteristics (i.e., rate, remaining time to maturity, yield).

          * At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, Lender shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as the Note.

         (2) Calculate the "Present Value of the Loan." The Present Value of the
         Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the
         Maturity Date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date.

         (3) Subtract the amount of the prepaid proceeds from the Present Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.

         Notwithstanding anything contained herein or contained in the other
         Loan Documents to the contrary, any prepayment made during the occurrence of an Event of Default, whether by acceleration or otherwise, shall include without limitation, in addition to all other amounts due and payable under the Loan Documents, the payment of a Make
         Whole Premium; provided, however no Make Whole Premium shall be due and payable with respect to any prepayment made after July 31, 2015, or any prepayment required to be made under the Mortgage with casualty or condemnation proceeds.

         Except for any prepayment required to made under the Mortgage with casualty or condemnation proceeds, Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note until after July 31, 2015. From and after such date, the principal balance of the Note may be prepaid, at par, in whole but not in part, upon: (a) not less than 15 days prior written notice to Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless
         Borrower pays to Lender all interest that would have accrued for the entire month in which the Note is prepaid absent such prepayment, (b)
         payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is to be made; and (c) payment of all other Indebtedness then due under the
         Loan Documents. Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith; provided, however no Make Whole
         Premium shall be due and payable with respect to any prepayment required to be made under the Mortgage with casualty or condemnation proceeds.

         If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note, regardless of any prepayment.

         Except for any prepayment required to made under the Mortgage with casualty or condemnation proceeds, and in addition to the Loan
         Prepayment rights set forth in the paragraph above, Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note, except that after the Lockout Date but prior to and including July 31, 2015, Borrower may prepay the principal balance of the Note, provided there is no Event of Default, in whole but not in part, upon (a) not less than 30 days prior written notice to the Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to Lender all interest that would have accrued for the entire month in which the Note prepaid, absent such prepayment,;
         (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is made, (c) payment of all other Indebtedness then due under the Loan Documents, and (d) payment of a "Make Whole Premium."
         Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith;provided, however no Make Whole Premium shall be due and payable with respect to any prepayment required to be made under the Mortgage with casualty or condemnation proceeds.

                                     II-10

         If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note, regardless of any prepayment.

B.       PREPAYMENT AND YIELD MAINTENANCE AMOUNT

         (a) When Permitted. Except as set forth in this Section, Borrower shall not have the right to prepay all or any portion of the sums due under this Note and the Loan Documents (the "Indebtedness") at any time during the term of this Note. Borrower may prepay the Indebtedness in whole, but not in part (except for any prepayment permitted under the
         Deed of Trust in the event of a casualty or condemnation) if the
         Lockout Period (defined below) has expired and Borrower complies with the following terms and conditions: (i) no Event of Default
         (hereinafter defined) has occurred and is continuing hereunder or under any of the other Loan Documents; (ii) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of the Note; (iii)
         all other sums due under this Note and under the other Loan Documents have been paid; (iv) if the prepayment occurs on any date other than the first of a calendar month, Borrower shall also pay interest that would have accrued on the Note through the end of such calendar month;
         (v) a sum is paid to Lender at the time of such prepayment ("Prepayment
         Consideration") equal to the greater of (A) 1.0% of the outstanding principal balance of this Note on the date of prepayment, or (B) the
         Yield Maintenance Amount (hereinafter defined); and (vi) the required notice of prepayment required hereby is timely received by Lender.
         Notwithstanding anything to the contrary contained herein, no prepayments will be allowed until after expiration of the Lockout
         Period. The "Lockout Period" shall be deemed to have expired after the passage of three (3) years after the date hereof.

         For Mortgage Loans Walgreens - Longmont and Chase - Denver, the
         "Lockout Period" shall be deemed to have expired after the earlier of
         (i) the passage of three (3) years after the date hereof or (ii) two
         (2) years after the "startup day," within the meaning of Section
         860G(a)(9) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code"), of a "real estate mortgage investment conduit" ("REMIC"), within the meaning of Section
         860D of the Code, that holds this Note, if the startup day is within three (3) years of the closing of this Loan.

         (b) Notice. Borrower shall give written notice to Lender (the
         "Prepayment Notice") specifying the date on which prepayment is then intended to be made (the "Prepayment Date"). Lender shall receive this notice not more than sixty (60) days and not less than thirty (30) days prior to the Prepayment Date. If any such notice of prepayment is given, the entire Indebtedness, including any applicable Prepayment
         Notice, shall be due and payable on the Prepayment Date. After Lender receives the Prepayment Consideration and prior to the Prepayment Date,
         Lender shall notify Borrower of the amount of the Prepayment
         Consideration that must be paid by Borrower on the Prepayment Date.

         (c) Yield Maintenance Amount. Lender shall not be obligated to accept any prepayment of the Indebtedness unless it is accompanied by the
         Prepayment Consideration due in connection therewith, if any.

         "Yield Maintenance Amount" means an amount, never less than zero, equal to (x) the present value as of the date such prepayment or proceeds are received of the remaining scheduled payments of principal and interest from the date such payment or proceeds are received through the
         Maturity Date, discounted at the Treasury Rate (including any balloon payment) determined by discounting such payments at the Discount Rate
         (as hereinafter defined) less (y) the amount of the payment or proceeds received by Lender.

         "Discount Rate" means the rate which, compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually.

         "Treasury Rate" means the yield calculated by the interpolation of the yields, as reported in Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading "U.S. Government
         Securities/Treasury Constant Maturities" for the week ending prior to the date such payment or proceeds are received, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter)
         most nearly approximating the Maturity Date (in the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate).

         All percentages shall be rounded to the nearest one hundred thousandth percent and dollar amounts shall be rounded to the nearest whole dollar.

                                     II-11

C.       The term "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date of the Calculated Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made.
         As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest
         Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury
         Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the
         Federal Reserve Statistical Release H. 15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for
         the week ending prior to the Prepayment Date, of U.S. Treasury Constant
         Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

D.       "Yield Maintenance Premium" shall mean an amount equal to the greater of (A) one percent (1%) of the original principal amount of this Note or (B) the present value as of the Prepayment Date of the Calculated
         Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated
         Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the
         Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the
         Applicable Interest Rate and (z) the Yield Maintenance Treasury Rate.
         As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield
         Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.
         15-Selected Interest Rates under the heading U.S. Government
         Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
         Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield
         Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

E.       The Make Whole Premium shall be the greater of one percent (1%) of the outstanding principal amount of the loan or a premium calculated as provided in subparagraphs (1)-(3) below:

         (1)  Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the *U.S. Treasury Issue ("Primary Issue")
              published one week prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield. In the event there is no market activity involving the Primary Issue at the time of prepayment, the Lender shall choose a comparable Treasury
              Bond, Note or Bill ("Secondary Issue") which the Lender reasonably deems to be similar to the Primary Issue's characteristics (i.e., rate, remaining time to maturity, yield).

          * At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, Lender shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as the Note.

         (2)  Calculate the "Present Value of the Loan." The Present Value of
              the Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity Date) discounted at the
              Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date.

         (3)  Subtract the amount of the prepaid proceeds from the Present Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.

         If Borrower has otherwise fully complied with the preceding paragraphs, then during the last ninety (90) days prior to Maturity Date, provided no Event of Default exists, no Make Whole Premium shall be payable.

         Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note until the date which is three (3) months prior to the Maturity Date. From and after such date, provided there is no Event

                                     II-12

         of Default, the principal balance of the Note may be prepaid, at par, in whole but not in part, upon: (a) not less than 15 days prior written notice to Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to Lender all interest that would have accrued for the entire month in which the Note is prepaid absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note, regardless of any prepayment;
         (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is to be made; and (c) payment of all other Indebtedness then due under the Loan Documents. Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

         In addition to the Loan Prepayment rights set forth in the above paragraph, after the Lockout Date but prior to the date which is three
         (3) months prior to the Maturity Date, Borrower may prepay the principal balance of the Note, provided there is no Event of Default, in whole but not in part, upon (a) not less than 30 days prior written notice to the Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to Lender all interest that would have accrued for the entire month in which the Note prepaid, absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note regardless of any prepayment;
         (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is made, (c) payment of all other Indebtedness then due under the Loan Documents, and (d) payment of a "Make Whole Premium."
         Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

F.       The Make Whole Premium shall be the greater of one percent (1%) of the outstanding principal amount of the loan or a premium calculated as provided in subparagraphs (1)-(3) below:

         (1) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the *U.S. Treasury Issue ("Primary Issue")
         published one week prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield.
          * At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, Lender shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as the Note.

         (2) Calculate the "Present Value of the Loan." The Present Value of the
         Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the
         Maturity Date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date.

         (3) Subtract the amount of the prepaid proceeds from the Present Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.

         Notwithstanding anything in the above to the contrary, during the last
         30 days prior to the Maturity Date, the Make Whole Premium shall not be subject to the one percent (1%) minimum and shall be calculated only as provided in (1) through (3) above.

         Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note until the date which is one (1) month prior to the Maturity Date. From and after such date, provided there is no Event of Default, the principal balance of the Note may be prepaid, at par, in whole but not in part, upon: (a)
         not less than 15 days prior written notice to Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to
         Lender all interest that would have accrued for the entire month in which the Note is prepaid absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the
         Note, regardless of any prepayment; (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is to be made; and (c) payment of all other Indebtedness then due under the Loan Documents. Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

         In addition to the Loan Prepayment rights set forth in the above paragraph, after the Lockout Date but prior to the date which is one
         (1) month prior to the Maturity Date, Borrower may prepay the principal balance of the Note, provided there is no Event of Default, in whole but not in part, upon (a) not less than 30 days prior written notice to the Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any

                                     II-13

         such month unless Borrower pays to Lender all interest that would have accrued for the entire month in which the Note prepaid, absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note regardless of any prepayment;
         (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is made, (c) payment of all other Indebtedness then due under the Loan Documents, and (d) payment of a "Make Whole Premium."
         Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

G.       The Make Whole Premium shall be the greater of one percent (1%) of the outstanding principal amount of the loan or a premium calculated as provided in subparagraphs (1)-(3) below:

         (1)  Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the *U.S. Treasury Issue ("Primary Issue")
              published one week prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield. In the event there is no market activity involving the Primary Issue at the time of prepayment, the Lender shall choose a comparable Treasury
              Bond, Note or Bill ("Secondary Issue") which the Lender reasonably deems to be similar to the Primary Issue's characteristics (i.e., rate, remaining time to maturity, yield).

          * At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, Lender shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as the Note/the end of the applicable prepayment period.

         (2)  Calculate the "Present Value of the Loan." The Present Value of
              the Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity Date) discounted at the
              Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date.

         (3)  Subtract the amount of the prepaid proceeds from the Present Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.

         Notwithstanding anything in the above to the contrary, during the last month prior to the Maturity Date, the Make Whole Premium shall not be subject to the one percent (1%) minimum and shall be calculated only as provided in (1) through (3) above.

         Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note until the date which is one month prior to the Maturity Date. From and after such date, provided there is no Event of Default, the principal balance of the Note may be prepaid, at par, in whole but not in part, upon: (a)
         not less than 15 days prior written notice to Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to
         Lender all interest that would have accrued for the entire month in which the Note is prepaid absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the
         Note, regardless of any prepayment; (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is to be made; and (c) payment of all other Indebtedness then due under the Loan Documents. Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

         In addition to the Loan Prepayment rights set forth in the above paragraph, Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note except after the Lockout Date but prior to the date which is one month prior to the
         Maturity Date, Borrower may prepay the principal balance of the Note, provided there is no Event of Default, in whole but not in part, upon
         (a) not less than 30 days prior written notice to the Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to
         Lender all interest that would have accrued for the entire month in which the Note prepaid, absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note regardless of any prepayment; (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is made, (c) payment of all other Indebtedness then due under the Loan Documents, and (d) payment of a "Make Whole Premium." Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

                                     II-14

H.       "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date of the Calculated Payments from the
         Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made.
         As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest
         Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury
         Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the
         Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for
         the week ending prior to the Prepayment Date, of U.S. Treasury Constant
         Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

I.       "Yield Maintenance Premium" shall equal an amount equal to the greater of (i) one percent (1%) of the remaining principal balance of this
         Note, or (ii) the product of (A) the ratio of the amount of the remaining principal balance of this Note over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B)
         the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the
         Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the
         Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates
         under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S.
         Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event
         Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.)

J.       The Prepayment Consideration shall equal an amount equal to the greater of (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of this Note being prepaid over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the,
         Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate
         (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount
         Rate" is the rate which, when compounded monthly, is equivalent to the
         Treasury Rate (as hereinafter defined), when compounded semi-annually.
         The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.
         15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the
         Maturity Date. (In the event Release H.15 is no longer published,
         Lender shall select a comparable publication to determine the Treasury
         Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

K.       The Make Whole Premium shall be the greater of one percent (1%) of the outstanding principal amount of the loan or a premium calculated as provided in subparagraphs (1)-(3) below:

         (1)  Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the *U.S. Treasury Issue ("Primary Issue")
              published one week prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield. In the event there is no market activity involving the Primary Issue at the time of prepayment, the Lender shall choose a comparable Treasury
              Bond, Note or Bill ("Secondary Issue") which the

                                     II-15

              Lender reasonably deems to be similar to the Primary Issue's characteristics (i.e., rate, remaining time to maturity, yield).

          * At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, Lender shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as the Note.

         (2)  Calculate the "Present Value of the Loan." The Present Value of
              the Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity Date) discounted at the
              Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date.

         (3)  Subtract the amount of the prepaid proceeds from the Present Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.

         Notwithstanding anything in the above to the contrary, during the last
         90 days prior to the Maturity Date, the Make Whole Premium shall not be subject to the one percent (1%) minimum and shall be calculated only as provided in (1) through (3) above.

         Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note until the Maturity
         Date. .

         In addition to the Loan Prepayment rights set forth in the above paragraph, after the Lockout Date but prior to the Maturity Date,
         Borrower may prepay the principal balance of the Note, provided there is no Event of Default, in whole but not in part, upon (a) not less than 30 days prior written notice to the Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to Lender all interest that would have accrued for the entire month in which the Note prepaid, absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note regardless of any prepayment; (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is made, (c) payment of all other Indebtedness then due under the Loan Documents, and (d) payment of a "Make Whole Premium." Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

L.       THE PREPAYMENT PREMIUM SHALL BE EQUAL TO:

         (A) The greater of one percent (1%) of the outstanding principal balance of this Note at the time of Prepayment, or the Make-Whole
         Amount, plus (B) the amount of reasonable out-of-pocket costs and expenses (as determined by Lender) incurred in reinvesting the Loan principal, together with the Prepayment Premium, in United States
         Treasury Bonds or Notes, including without limitation, transaction and processing fees and costs and legal fees and brokerage expenses, but such reasonable out-of-pocket costs and expenses shall not exceed Two
         Thousand Five Hundred Dollars ($2,500.00), with the exception of
         Mortgage Loans 178 and 298where the maximum is $500.

         The "Make-Whole Amount" shall mean an amount which, when added to the principal balance of the Note at the time of Prepayment, will equal a total amount which will then earn, when invested in a United States
         Treasury Bond or Note of comparable remaining maturity and when discounted to its present value, the same percent per annum yield to maturity that the Lender would have realized had the Loan not been prepaid.

                                     II-16

M.       The Prepayment Consideration shall equal an amount equal to the greater of (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of this Note being prepaid over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the
         Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate
         (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount
         Rate" is the rate which, when compounded monthly, is equivalent to the
         Treasury Rate (as hereinafter defined), when compounded semi-annually.
         The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the
         Maturity Date. (In the event Release H.15 is no longer published,
         Lender shall select a comparable publication to determine the Treasury
         Rate.)

N.       THE PREPAYMENT PREMIUM SHALL BE EQUAL TO THE GREATER OF:

         (1) An amount added to the principal balance prepaid, so that the total amount prepaid earns, when invested in a United States Treasury Bond or
         Note of comparable remaining maturity and when discounted to present value, the same percent per annum yield to maturity that the Holder would have realized had the loan not been prepaid, or

         (2) one percent (1%) of the then outstanding principal balance hereof at the time of the prepayment, plus

         any reasonable out-of-pocket costs and expenses incurred by the holder in reinvesting the prepaid loan principal, together with the Prepayment
         Penalty, in United States Treasury Bonds or Notes, including without limitation, transaction and processing fees and costs, legal fees and brokerage expenses, not to exceed $500, with the exception of Mortgage
         Loans 259, 313-314 and 230, where the maximum is $2,500.

                                     II-17

APPENDIX III
CERTAIN CHARACTERISTICS OF LOAN GROUP 2

----------------------------------------------------------------------------------------------------
      MORTGAGE        MORTGAGE
      LOAN NO.        LOAN SELLER      PROPERTY NAME
----------------------------------------------------------------------------------------------------

         41           LaSalle          Kings Court Apartments
                                       Bronx Multifamily Portfolio Roll-up
         69           MSMC             Bronx Multifamily Portfolio - 1770 Grand Concourse (1)
         70           MSMC             Bronx Multifamily Portfolio - 1650 Selwyn Ave (2)
         73           MSMC             Tiberon Trails Apartments
         79           LaSalle          Westwind Apartments
         87           MSMC             The Pines Apartments
         90           LaSalle          Malibu Apartments
         91           MSMC             Springdale Apartments
         105          MSMC             Parkwood Village Townhomes
         116          LaSalle          Willowdaile Apartments
         120          MSMC             942-960 Avenue St. John
         122          LaSalle          Dayton Square
         124          MSMC             Tivoli Apartments
         133          LaSalle          Wood Creek Apartments
         134          LaSalle          Crown Crossing Apartment
         135          LaSalle          Creekwood Apartments
         138          MSMC             Gateway Park Apartments
         148          MSMC             Diplomat Apartments
         150          LaSalle          Riverwalk Apartments
         154          MSMC             Rosewood Apartments
         163          LaSalle          Hide-A-Way RV Resort
         168          MSMC             University Square Apartments
         190          LaSalle          Mallard Pointe Apartments
         209          LaSalle          Sage West MHP
         212          MSMC             Summer Oaks Apartments
         219          LaSalle          Burns Hills Apartments
         223          LaSalle          Maple Ridge Apartments
         238          MSMC             2760 Jerome Ave Apartments
         255          LaSalle          Sherwood Park Apartments
         256          LaSalle          Kingsbridge Apartments
         258          LaSalle          Cedar Ridge Apartments
         261          LaSalle          Quail Forest Apartments
         265          LaSalle          Raintree Apartments
         268          LaSalle          Rosewood Manor
         273          MSMC             Woodstream Farms Apartments
         274          LaSalle          Briarwood Apartments
         276          LaSalle          Waring Park Apartments
         280          LaSalle          Brighton Court Apartments
         282          LaSalle          Gentry Manor MHC
         291          LaSalle          Heon Court Apartments
         294          LaSalle          Town and Country Apartments
         302          LaSalle          Oak Manor Apartments
         303          LaSalle          7 North Goodman
         315          LaSalle          Cornell Apartments
         317          LaSalle          Maple Creek Apartments
         321          LaSalle          St. Clair Village Apartments

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.  STREET ADDRESS                                              CITY              COUNTY                  STATE     ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------

   41     16300 SW Estuary Drive                                      Beaverton         Washington                OR        97008

   69     1770 Grand Concourse                                        Bronx             The Bronx                 NY        10457
   70     1650 Selwyn Avenue                                          Bronx             The Bronx                 NY        10457
   73     1240 W. 52nd Drive                                          Merrillville      Lake                      IN        46410
   79     1800 Joy Boulevard                                          Horn Lake         Desoto                    MS        38637
   87     720 Ivey Road                                               Graham            Alamance                  NC        27253
   90     11711 North 50th Street                                     Tampa             Hillsborough              FL        33617
   91     2415 Springdale Road                                        Waukesha          Waukesha                  WI        53186
   105    6350 South 35th Street                                      Franklin          Milwaukee                 WI        53132
   116    3835 Guess Road                                             Durham            Durham                    NC        27705
   120    942-960 Avenue St. John                                     Bronx             The Bronx                 NY        10455
   122    415 West Johnson Street, 424 West Dayton, 401 West Johnson  Madison           Dane                      WI        53703
   124    1820 Whitley Avenue                                         Hollywood         Los Angeles               CA        90028
   133    6910 Rumblewood Drive                                       Fort Wayne        Allen                     IN        46835
   134    1762 Culver Court                                           Amelia            Clermont                  OH        45102
   135    416 Oriole Drive                                            McMinnville       Warren                    TN        37110
   138    301 Fort Crook Road South                                   Bellevue          Sarpy                     NE        68005
   148    1837 Whitley Ave                                            Hollywood         Los Angeles               CA        90028
   150    410 East Marion Road                                        Wichita           Sedgewick                 KS        67216
   154    5150 West Eugie Avenue                                      Glendale          Maricopa                  AZ        85304
   163    2206 Chaney Drive                                           Ruskin            Hillsborough              FL        33570
   168    700 W. University Avenue                                    Flagstaff         Coconino                  AZ        86001
   190    1101 Hallbrook Drive                                        Columbia          Richland                  SC        29209
   209    757 98th Street SW                                          Albuquerque       Bernalillo                NM        87121
   212    5770 Northwest 16th Street                                  Oklahoma City     Oklahoma                  OK        73127
   219    11 Burns Hill Road                                          Hudson            Hillsborough              NH        03051
   223    3373 Regal Plaza Drive                                      Memphis           Shelby                    TN        38116
   238    2760 Jerome Avenue                                          Bronx             The Bronx                 NY        10468
   255    6302 Robin Hood Lane                                        Huntsville        Madison                   AL        35806
   256    30040 Kingsbridge Drive                                     Gibraltar         Wayne                     MI        48173
   258    141 Frank Bone Road                                         Milledgeville     Baldwin                   GA        31061
   261    706 Montclair Drive                                         Wilmington        New Hanover               NC        28403
   265    2318 Raintree Court                                         Birmingham        Jefferson                 AL        35215
   268    2200 Rosewood Way                                           Louisville        Jefferson                 KY        40214
   273    200 Mitchell Road                                           Greenville        Greenville                SC        29615
   274    8005 Umphress Road                                          Dallas            Dallas                    TX        75217
   276    4417 Powell Avenue                                          Memphis           Shelby                    TN        38112
   280    6212 Chestnut Street                                        Philadelphia      Philadelphia              PA        19139
   282    350 & 390 Gentry Way                                        Reno              Washoe                    NV        89502
   291    1-20 Heon Court and 109-111 Allds Street                    Nashua            Hillsborough              NH        03060
   294    2752 Carpenter Road                                         Ann Arbor         Washtenaw                 MI        48108
   302    2800 Victory Road                                           Marshall          Marshall - Harrison       TX        75672
   303    7 North Goodman Street                                      Rochester         Monroe                    NY        14607
   315    5430 Cornell Avenue                                         Chicago           Cook                      IL        60615
   317    8547 Hickory Drive                                          Sterling Heights  Macomb                    MI        48312
   321    20800 Eastlawn Street                                       St. Clair         Macomb                    MI        48080

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             STUDIOS
                                                                                                 ------------------------------
MORTGAGE   CUT-OFF DATE   CUT-OFF DATE BALANCE                          UTILITIES                         NO. OF      AVG RENT
LOAN NO.        BALANCE   PER UNIT, PAD OR BED    NOTE DATE           PAID BY TENANT             UNITS/PADS/BEDS       PER MO.
-------------------------------------------------------------------------------------------------------------------------------

   41       $23,800,000                $51,739   07/29/2005            Electricity                             0           NAP

   69        $6,927,318                $34,736   11/10/2004          Electricity, Gas                         38          $604
   70        $4,952,443                $34,736   12/28/2004            Electricity                             0           NAP
   73       $10,845,959                $28,846   07/19/2005            Electricity                            40          $483
   79       $10,090,464                $43,682   09/26/2005      Electricity, Water, Gas                       0           NAP
   87        $9,700,000                $44,907   06/07/2005    Electricity, Water, Sewer(3)                   18          $441
   90        $9,300,000                $44,712   07/14/2005   Electricity, Water, Sewer, Gas                   0           NAP
   91        $9,259,995                $46,533   06/23/2005            Electricity                             0           NAP
   105       $7,268,599                $62,660   06/23/2005          Electricity, Gas                          0           NAP
   116       $6,600,000                $32,836   10/06/2005      Electricity, Water, Gas                       0           NAP
   120       $6,350,000                $83,553   06/24/2005            Electricity                             4        $1,075
   122       $6,200,000                $49,600   09/13/2005        Water, Sewer, Trash                        31          $515
   124       $6,000,000                $84,507   08/24/2005          Electricity, Gas                         29          $852
   133       $5,710,000                $27,990   10/11/2005          Electricity, Gas                          0           NAP
   134       $5,700,000                $29,082   09/02/2005         Electricity, Water                         0           NAP
   135       $5,594,946                $36,809   09/29/2005         Electricity, Water                         0           NAP
   138       $5,569,412                $58,015   05/26/2005          Electricity, Gas                          0           NAP
   148       $5,200,000                $82,540   08/24/2005            Electricity                            26          $852
   150       $5,100,000                $23,611   09/16/2005      Electricity, Water, Gas                      24          $330
   154       $5,000,000                $32,895   06/14/2005  Electricity, Water, Sewer, Trash                  0           NAP
   163       $4,795,412                $16,536   09/19/2005                NAP                                 0           NAP
   168       $4,700,000                $47,959   07/19/2005   Electricity, Gas, Water, Sewer                  25          $609
   190       $4,000,000                $33,333   08/25/2005                NAP                                 0           NAP
   209       $3,537,980                $23,124   06/15/2005            Electricity                             0           NAP
   212       $3,450,000                $17,513   04/28/2005            Electricity                             1          $340
   219       $3,235,238                $57,772   07/29/2005          Electricity, Gas                          2          $550
   223       $3,096,120                $25,801   09/30/2005          Electricity, Gas                          0           NAP
   238       $2,750,000                $51,887   05/06/2005          Electricity, Gas                          5          $594
   255       $2,355,616                $17,846   09/08/2005          Electricity, Gas                          0           NAP
   256       $2,235,800                $27,602   08/31/2005          Electricity, Gas                          0           NAP
   258       $2,213,131                $36,886   07/19/2005         Electricity, Water                         0           NAP
   261       $2,197,861                $45,789   09/12/2005                NAP                                 0           NAP
   265       $2,157,832                $23,976   09/08/2005          Electricity, Gas                          0           NAP
   268       $2,120,624                $41,581   08/31/2005          Electricity, Gas                          0           NAP
   273       $2,091,324                $20,913   06/16/2005            Electricity                             0           NAP
   274       $2,053,886                $27,385   09/27/2005         Electricity, Water                         0           NAP
   276       $1,946,163                $23,169   08/17/2005                NAP                                 0           NAP
   280       $1,895,917                $27,477   08/23/2005            Electricity                            16          $550
   282       $1,846,207                $26,757   09/01/2005          Electricity, Gas                          0           NAP
   291       $1,592,845                $66,369   07/29/2005          Electricity, Gas                          0           NAP
   294       $1,500,000                $15,464   09/02/2005          Electricity, Gas                          0           NAP
   302       $1,434,407                $23,907   06/23/2005            Electricity                             0           NAP
   303       $1,427,000                $31,711   08/02/2005      Electricity, Water, Gas                      18          $535
   315       $1,178,830                $84,202   09/07/2005         Electricity, Water                         3          $550
   317       $1,139,531                $10,957   09/13/2005          Electricity, Gas                          0           NAP
   321       $1,100,000                $13,750   10/05/2005          Electricity, Gas                          0           NAP

  TOTAL    $217,220,861

----------------------------------------------------------------------------------------------------------------------------------
                         1 BEDROOM                   2 BEDROOM                     3 BEDROOM                    4 BEDROOM
            -----------------------------   --------------------------   -----------------------------  -------------------------
MORTGAGE             NO. OF      AVG RENT            NO. OF   AVG RENT            NO. OF      AVG RENT           NO. OF  AVG RENT
LOAN NO.    UNITS/PADS/BEDS       PER MO.   UNITS/PADS/BEDS    PER MO.   UNITS/PADS/BEDS       PER MO.  UNITS/PADS/BEDS   PER MO.
----------------------------------------------------------------------------------------------------------------------------------

   41                   144          $598               260       $708                56          $850                0       NAP

   69                    85          $685                21       $795                14          $836                0       NAP
   70                    54          $593                18       $763                 0           NAP                0       NAP
   73                    90          $596               222       $697                24          $926                0       NAP
   79                     0           NAP               143       $708                88          $815                0       NAP
   87                    63          $470               111       $537                24          $630                0       NAP
   90                     0           NAP                 0        NAP                 0           NAP              208      $535
   91                    79          $596                99       $676                21          $937                0       NAP
   105                    0           NAP               116       $812                 0           NAP                0       NAP
   116                   98          $456                67       $575                36          $700                0       NAP
   120                   18        $1,225                42     $1,440                12        $1,660                0       NAP
   122                   94          $673                 0        NAP                 0           NAP                0       NAP
   124                   25        $1,008                 8     $1,300                 0           NAP                0       NAP
   133                  153          $474                51       $588                 0           NAP                0       NAP
   134                   66          $423               129       $512                 1          $750                0       NAP
   135                    8          $450               144       $462                 0           NAP                0       NAP
   138                   24          $655                72       $743                 0           NAP                0       NAP
   148                   29        $1,057                 8     $1,313                 0           NAP                0       NAP
   150                   96          $413                72       $505                24          $600                0       NAP
   154                   96          $544                56       $684                 0           NAP                0       NAP
   163                    0           NAP                 0        NAP                 0           NAP                0       NAP
   168                   19          $719                54       $814                 0           NAP                0       NAP
   190                   24          $522                72       $568                24          $677                0       NAP
   209                    0           NAP                 0        NAP                 0           NAP                0       NAP
   212                   81          $353                99       $433                16          $575                0       NAP
   219                   23          $750                31       $850                 0           NAP                0       NAP
   223                    0           NAP               108       $500                12          $600                0       NAP
   238                   43          $664                 5       $839                 0           NAP                0       NAP
   255                   40          $360                80       $435                12          $525                0       NAP
   256                   46          $480                35       $585                 0           NAP                0       NAP
   258                   20          $515                40       $615                 0           NAP                0       NAP
   261                   16          $520                24       $610                 8          $710                0       NAP
   265                   18          $440                60       $550                12          $660                0       NAP
   268                    0           NAP                51       $589                 0           NAP                0       NAP
   273                   18          $433                69       $513                13          $639                0       NAP
   274                   56          $493                19       $591                 0           NAP                0       NAP
   276                    0           NAP                84       $486                 0           NAP                0       NAP
   280                   47          $625                 6       $700                 0           NAP                0       NAP
   282                    0           NAP                 0        NAP                 0           NAP                0       NAP
   291                    2          $725                20       $980                 2        $1,100                0       NAP
   294                   49          $622                48       $675                 0           NAP                0       NAP
   302                   24          $425                28       $554                 8          $615                0       NAP
   303                   26          $595                 1       $700                 0           NAP                0       NAP
   315                    4          $745                 5     $1,035                 1        $1,315                1    $1,350
   317                   40          $585                64       $635                 0           NAP                0       NAP
   321                   64          $550                16       $600                 0           NAP                0       NAP

--------------------------------------------------------------------------------------------------------------------------------
                  5 BEDROOM                          6 BEDROOM                         OTHER UNITS
                  ---------                          ---------                         -----------
MORTGAGE              NO. OF      AVG RENT               NO. OF      AVG RENT               NO. OF      AVG RENT         NO. OF
LOAN NO.     UNITS/PADS/BEDS       PER MO.      UNITS/PADS/BEDS       PER MO.      UNITS/PADS/BEDS       PER MO.      ELEVATORS
--------------------------------------------------------------------------------------------------------------------------------

   41                      0           NAP                    0           NAP                    0           NAP              0

   69                      0           NAP                    0           NAP                    0           NAP              2
   70                      0           NAP                    0           NAP                    0           NAP              2
   73                      0           NAP                    0           NAP                    0           NAP              0
   79                      0           NAP                    0           NAP                    0           NAP              0
   87                      0           NAP                    0           NAP                    0           NAP              0
   90                      0           NAP                    0           NAP                    0           NAP              0
   91                      0           NAP                    0           NAP                    0           NAP              0
   105                     0           NAP                    0           NAP                    0           NAP              0
   116                     0           NAP                    0           NAP                    0           NAP              0
   120                     0           NAP                    0           NAP                    0           NAP              3
   122                     0           NAP                    0           NAP                    0           NAP              0
   124                     0           NAP                    9           NAP                    9         1,138              2
   133                     0           NAP                    0           NAP                    0           NAP              0
   134                     0           NAP                    0           NAP                    0           NAP              0
   135                     0           NAP                    0           NAP                    0           NAP              0
   138                     0           NAP                    0           NAP                    0           NAP              0
   148                     0           NAP                    0           NAP                    0           NAP              2
   150                     0           NAP                    0           NAP                    0           NAP              0
   154                     0           NAP                    0           NAP                    0           NAP              0
   163                     0           NAP                    0           NAP                  290           425            NAP
   168                     0           NAP                    0           NAP                    0           NAP              0
   190                     0           NAP                    0           NAP                    0           NAP              0
   209                     0           NAP                    0           NAP                  153           285            NAP
   212                     0           NAP                    0           NAP                    0           NAP              0
   219                     0           NAP                    0           NAP                    0           NAP              0
   223                     0           NAP                    0           NAP                    0           NAP              0
   238                     0           NAP                    0           NAP                    0           NAP              1
   255                     0           NAP                    0           NAP                    0           NAP              0
   256                     0           NAP                    0           NAP                    0           NAP              0
   258                     0           NAP                    0           NAP                    0           NAP              0
   261                     0           NAP                    0           NAP                    0           NAP              0
   265                     0           NAP                    0           NAP                    0           NAP              0
   268                     0           NAP                    0           NAP                    0           NAP              0
   273                     0           NAP                    0           NAP                    0           NAP              0
   274                     0           NAP                    0           NAP                    0           NAP              0
   276                     0           NAP                    0           NAP                    0           NAP              0
   280                     0           NAP                    0           NAP                    0           NAP              0
   282                     0           NAP                    0           NAP                   69           384            NAP
   291                     0           NAP                    0           NAP                    0           NAP              0
   294                     0           NAP                    0           NAP                    0           NAP              0
   302                     0           NAP                    0           NAP                    0           NAP              0
   303                     0           NAP                    0           NAP                    0           NAP              1
   315                     0           NAP                    0           NAP                    0           NAP              0
   317                     0           NAP                    0           NAP                    0           NAP              0
   321                     0           NAP                    0           NAP                    0           NAP              0

Notes

(1)  This property has an additional 28 Units (7 studios; 13 1BR; 6 2BR; and 2
     3BR) that are rented out as commercial office space and are excluded from the multifamily tape.

(2)  This property has additional 84 Units (62 1BR and 22 2BR) that are rented out as commercial office space and are excluded from the multifamily tape.

(3)  Tenants in studios are responsible for any amount over $35 per month for electricity, water and sewer. For all other units, tenants are responsible for any amount over $19 per month for water and sewer.

                                 MORGAN STANLEY

                            -------------------------

                                       HQ7

                            -------------------------

                                 $1,804,858,000
                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                        LASALLE BANK NATIONAL ASSOCIATION
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                      UNION CENTRAL MORTGAGE FUNDING, INC.
                            AS MORTGAGE LOAN SELLERS

                            -------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

                            -------------------------

                                NOVEMBER 8, 2005

MORGAN STANLEY                                  LASALLE FINANCIAL SERVICES, INC.

SOLE BOOKRUNNER AND CO-LEAD MANAGER                              CO-LEAD MANAGER

MERRILL LYNCH & CO.                                        RBS GREENWICH CAPITAL

CO-MANAGER                                                            CO-MANAGER

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

TRANSACTION FEATURES
--------------------

o    Seller:

-----------------------------------------------------------------------------------------------
                                              NO. OF  AGGREGATE CUT-OFF      % BY AGGREGATE
LOAN SELLER                           MORTGAGE LOANS   DATE BALANCE ($)   CUT-OFF DATE BALANCE
-------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.             121     1,078,063,353             55.0
LaSalle Bank National Association                135       738,133,746             37.6
Principal Commercial Funding, LLC                 10       121,703,123              6.2
Union Central Mortgage Funding, Inc.              13        23,902,031              1.2
-----------------------------------------------------------------------------------------------
  TOTAL:                                         279    $1,961,802,252            100.0%
-----------------------------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $7,031,549

     o    Largest Mortgage Loan by Cut-off Date Balance: $141,000,000

     o    Five largest and ten largest loans: 19.3% and 26.5% of pool, respectively

o    Property Types:

Retail                 31.9%
Office                 30.4%
Multifamily            11.6%
Hospitality            10.5%
Self Storage            8.2%
Industrial              4.2%
Mixed Use               1.3%
Manufactured Housing    1.3%
Other                   0.7%

o    Credit Statistics:

     o    Weighted average debt service coverage ratio of 1.55x

     o    Weighted average post IO debt service coverage ratio of 1.45x

     o    Weighted average current loan-to-value ratio of 71.8%; weighted average balloon loan-to-value ratio of 62.1%

o    Call Protection:

     o    231 loans (84.8% of the pool) have a lockout period ranging from 24 to
          36 payments from origination, then defeasance provisions

     o    31 loans (11.4% of the pool) have a lockout period ranging from 12 to
          59 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%

     o    14 loans (2.0% of the pool) permit prepayment with the greater of yield maintenance and a prepayment premium of 1.0%

     o    1 loan (0.9% of the pool) permits prepayment with yield maintenance

     o    1 loan (0.5% of the pool) has a lockout period of 59 payments, then yield maintenance

     o    1 loan (0.4% of the pool) has a lockout period of 116 payments, after which there are no prepayment penalties

o    Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
     Agent in addition to detailed payment and delinquency information.
     Information provided by the Paying Agent is expected to be available at
     www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying
     Agent's website at etrustee.net.

o    Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG. Bloomberg Ticker: MSC
     2005-HQ7 [MTGE] [GO]

o    Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-2

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

OFFERED CERTIFICATES
--------------------

------------------------------------------------------------------------------------------------------------------------------------
              APPROXIMATE                                                                                 APPROXIMATE    CERTIFICATE
                INITIAL      APPROXIMATE                                                EXPECTED FINAL      INITIAL       PRINCIPAL
              CERTIFICATE      CREDIT         RATINGS         AVERAGE     PRINCIPAL      DISTRIBUTION    PASS-THROUGH     TO VALUE
  CLASS        BALANCE(1)    SUPPORT(2)    (MOODY'S/S&P)     LIFE(3)(4)  WINDOW(3)(5)      DATE(3)          RATE(6)       RATIO(7)
------------------------------------------------------------------------------------------------------------------------------------

A-1          $125,000,000      30.000%        Aaa/AAA          3.33          1-64         3/14/2011%           50.27%
------------------------------------------------------------------------------------------------------------------------------------
A-1A         $217,220,000      30.000%        Aaa/AAA          9.01         1-118         9/14/2015%           50.27%
------------------------------------------------------------------------------------------------------------------------------------
A-2          $205,100,000      30.000%        Aaa/AAA          6.73         78-83        10/14/2012%           50.27%
------------------------------------------------------------------------------------------------------------------------------------
A-AB         $100,000,000      30.000%        Aaa/AAA          7.13         64-108       11/14/2014%           50.27%
------------------------------------------------------------------------------------------------------------------------------------
A-3          $725,941,000      30.000%        Aaa/AAA          9.67        108-119        9/14/2015%           50.27%
------------------------------------------------------------------------------------------------------------------------------------
A-M          $196,180,000      20.000%        Aaa/AAA          9.86        118-119       10/14/2015%           57.46%
------------------------------------------------------------------------------------------------------------------------------------
A-J          $139,779,000      12.875%        Aaa/AAA          9.87        119-119       10/14/2015%           62.57%
------------------------------------------------------------------------------------------------------------------------------------
B             $14,713,000      12.125%        Aa1/AA+          9.87        119-119       10/14/2015%           63.11%
------------------------------------------------------------------------------------------------------------------------------------
C             $26,975,000      10.750%        Aa2/AA           9.87        119-119       10/14/2015%           64.10%
------------------------------------------------------------------------------------------------------------------------------------
D             $17,166,000      9.875%         Aa3/AA-          9.87        119-119       10/14/2015%           64.73%
------------------------------------------------------------------------------------------------------------------------------------
E             $17,166,000      9.000%          A1/A+           9.87        119-119       10/14/2015%           65.36%
------------------------------------------------------------------------------------------------------------------------------------
F             $19,618,000      8.000%          A2/A            9.87        119-119       10/14/2015%           66.07%
------------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES(8)
-----------------------

------------------------------------------------------------------------------------------------------------------------------------
              APPROXIMATE
                INITIAL                                                                                 APPROXIMATE    CERTIFICATE
              CERTIFICATE       APPROXIMATE                                           EXPECTED FINAL      INITIAL     PRINCIPAL TO
               BALANCE OR         CREDIT        RATINGS      AVERAGE    PRINCIPAL      DISTRIBUTION    PASS-THROUGH       VALUE
  CLASS    NOTIONAL AMOUNT(1)     SUPPORT    (MOODY'S/S&P)  LIFE(3)(4) WINDOW(3)(5)      DATE(3)          RATE(6)       RATIO(7)
------------------------------------------------------------------------------------------------------------------------------------

X(9)        $1,961,802,251         ----         Aaa/AAA       ----         ----            ----              %            ----
------------------------------------------------------------------------------------------------------------------------------------
G              $19,618,000        7.000%         A3/A-        9.94       119-120        11/14/2015%           66.79%
------------------------------------------------------------------------------------------------------------------------------------
H              $26,974,000        5.625%        Baa1/BBB+     9.96       120-120        11/14/2015%           67.78%
------------------------------------------------------------------------------------------------------------------------------------
J              $19,618,000        4.625%        Baa2/BBB      9.96       120-120        11/14/2015%           68.50%
------------------------------------------------------------------------------------------------------------------------------------
K              $19,618,000        3.625%       Baa3/BBB-      9.96       120-120        11/14/2015%           69.22%
------------------------------------------------------------------------------------------------------------------------------------
L - S          $71,116,251         ----           ----        ----         ----            ----            ----           ----
------------------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  As of November 1, 2005. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

          (2)  The percentages indicated under the column "Approximate Credit
               Support" with respect to the Class A-1, Class A-1A, Class A-2,
               Class A-AB and Class A-3 Certificates represent the approximate credit support for the Class A-1, Class A-1A, Class A-2, Class
               A-AB, and Class A-3 Certificates in the aggregate.

          (3)  Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

          (4)  Average life is expressed in terms of years.

          (5)  Principal window is the period (expressed in terms of months and commencing with the month of December 2005) during which
               distributions of principal are expected to be made to the holders of each designated Class.

          (6)  The Class A-1, A-1A, A-2, A-AB, A-3, A-M, A-J, B, C, D, E, F, G,
               H , J and K Certificates will each accrue interest at either (i)
               a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or, (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X Certificates will accrue interest at a variable rate.

          (7)  Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The
               Class A-1, A-1A, A-2, A-AB and A-3 Certificate Principal to Value
               Ratio is calculated based upon the aggregate of the Class A-1,
               A-1A, A-2, A-AB and A-3 Certificate Balances.

          (8)  Not offered pursuant to the Prospectus and Prospectus Supplement.
               Certificates to be offered privately pursuant to Rule 144A.
               Information provided herein regarding the characteristics of these certificates is provided only to enhance understanding of the offered certificates.

          (9)  The Class X Notional Amount will at all times be equal to the aggregate of the certificate balances of the classes of principal balance certificates.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-3

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

I. ISSUE CHARACTERISTICS
------------------------

ISSUE TYPE:                   Public: Classes A-1, A-1A, A-2, A-AB, A-3, A-M,
                              A-J, B, C, D, E and F (the "Offered Certificates")

                              Private (Rule 144A): Classes X, G, H, J, K, L, M,
                              N, O, P, Q and S

SECURITIES OFFERED:           $1,804,858,000 monthly pay, multi-class,
                              sequential pay commercial mortgage REMIC
                              Pass-Through Certificates, including twelve
                              principal and interest classes (A-1, A-1A, A-2,
                              A-AB, A-3, A-M, A-J, B, C, D, E and F)

SELLERS:                      Morgan Stanley Mortgage Capital Inc., LaSalle Bank
                              National Association, Principal Commercial
                              Funding, LLC and Union Central Mortgage Funding,
                              Inc.

LEAD BOOKRUNNING MANAGER:     Morgan Stanley & Co. Incorporated

CO-LEAD MANAGER:              LaSalle Financial Services, Inc.

CO-MANAGERS:                  Greenwich Capital Markets, Inc. and Merrill Lynch,
                              Pierce, Fenner & Smith Incorporated

MASTER SERVICERS:             Wells Fargo Bank, National Association

SPECIAL SERVICER:             ARCap Servicing, Inc.

PRIMARY SERVICERS:            Principal Global Investors, LLC will act as
                              primary servicer with respect to those mortgage
                              loans sold to the trust by Principal Commercial
                              Funding, LLC. Union Central Mortgage Funding, Inc.
                              will act as primary servicer with respect to those
                              mortgage loans sold to the trust by Union Central
                              Mortgage Funding, Inc. In addition, Wells Fargo
                              Bank, National Association will act as primary
                              servicer with respect to those mortgage loans sold
                              to the trust by Morgan Stanley Mortgage Capital
                              Inc. and LaSalle Bank National Association.

TRUSTEE:                      U.S. Bank, National Association

PAYING AGENT:                 LaSalle Bank National Association

CUT-OFF DATE:                 November 1, 2005, or with respect to any mortgage
                              loan originated in November 2005 that has its
                              first scheduled payment date in January 2006, the
                              date of origination. For purposes of the
                              information contained in this term sheet,
                              scheduled payments due in November 2005 with
                              respect to mortgage loans not having payment dates
                              on the first day of each month have been deemed
                              received on November 1, 2005, not the actual day
                              on which such scheduled payments were due.

EXPECTED CLOSING DATE:        On or about November    , 2005

DISTRIBUTION DATES:           The 14th of each month, commencing in December
                              2005 (or if the 14th is not a business day, the
                              next succeeding business day)

MINIMUM DENOMINATIONS:        $25,000 for the Class A Certificates and $100,000
                              for all other Offered Certificates and in
                              multiples of $1 thereafter

SETTLEMENT TERMS:             DTC, Euroclear and Clearstream, same day funds,
                              with accrued interest

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-4

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

LEGAL/REGULATORY STATUS:      Classes A-1, A-1A, A-2, A-AB, A-3, A-M, A-J, B, C,
                              D, E and F are expected to be eligible for
                              exemptive relief under ERISA. No Class of
                              Certificates is SMMEA eligible.

RISK FACTORS:                 THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT
                              BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                              FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND
                              THE "RISK FACTORS" SECTION OF THE PROSPECTUS

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-5

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

II. STRUCTURE CHARACTERISTICS
-----------------------------

The Class A-1, A-1A, A-2, A-AB, A-3, A-M, A-J, B, C, D, E, F, G, H, J and K
Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X Certificates will accrue interest at a variable rate.

The notional amount of the Class X Certificates will at all times be equal to the aggregate of the certificate balances of the classes of principal balance certificates.

Yield Maintenance/Prepayment  On any Distribution Date, Prepayment Premiums or
Premium Allocation:           Yield Maintenance Charges collected in respect of
                              each mortgage loan included in Loan Group 1 during
                              the related Collection Period will be distributed
                              by the paying agent on the Classes of Certificates
                              as follows: to the holders of each of the Class
                              A-1, Class A-2, Class A-AB, Class A-3, Class A-M,
                              Class A-J, Class B, Class C, Class D, Class E,
                              Class F, Class G, Class H, Class J and Class K
                              Certificates then entitled to distributions of
                              principal on such Distribution Date, an amount
                              equal to the product of (a) a fraction, the
                              numerator of which is the amount distributed as
                              principal to the holders of that Class on that
                              Distribution Date, and the denominator of which is
                              the total amount distributed as principal to the
                              holders of the Class A-1, Class A-2, Class A-AB,
                              Class A-3, Class A-M, Class A-J, Class B, Class C,
                              Class D, Class E, Class F, Class G, Class H, Class
                              J and Class K Certificates, (b) the Base Interest
                              Fraction for the related principal prepayment and
                              that Class and (c) the amount of the Prepayment
                              Premium or Yield Maintenance Charge collected in
                              respect of such principal prepayment during the
                              related Collection Period.

                              On any Distribution Date, Prepayment Premiums or
                              Yield Maintenance Charges collected in respect of
                              each mortgage loan included in Loan Group 2 during
                              the related Collection Period will be distributed
                              by the paying agent as follows: to the holders of
                              the Class A-1A Certificates then entitled to
                              distributions of principal on such Distribution
                              Date, an amount equal to the product of (a) a
                              fraction, the numerator of which is the amount
                              distributed as principal to the holders of that
                              Class on that Distribution Date, and the
                              denominator of which is the total amount
                              distributed as principal to the holders of the
                              Class A-1A Certificates, (b) the Base Interest
                              Fraction for the related principal prepayment and
                              that Class and (c) the amount of the Prepayment
                              Premium or Yield Maintenance Charge collected in
                              respect of such principal prepayment during the
                              related Collection Period.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-6

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

                              Any Prepayment Premiums or Yield Maintenance
                              Charges relating to a mortgage loan in the trust
                              and collected during the related Collection Period
                              remaining after those distributions described
                              above will be distributed to the holders of the
                              Class X Certificates.

                              The following is an example of the Prepayment
                              Premium Allocation based on the information
                              contained herein and the following assumptions:
                              Two Classes of Certificates: Class A-1 and X The
                              characteristics of the Mortgage Loan being prepaid
                              are as follows:

                              o    Loan Balance: $10,000,000

                              o    Mortgage Rate: 5.40%

                              o    Maturity Date: 5 years

                              The Discount Rate is equal to 4.50%

                              The Class A-1 Pass-Through Rate is equal to 5.00%

                             CLASS A-1 CERTIFICATES
----------------------------------------------------------------------
                                                              YIELD
                                                           MAINTENANCE
              METHOD                       FRACTION         ALLOCATION
----------------------------------- ---------------------- -----------

   (Class A-1 Pass Through Rate -
           Discount Rate)                 (5.00%-4.50%)
-----------------------------------     ------------------    55.56%
  (Mortgage Rate - Discount Rate)         (5.40%-4.50%)

                              CLASS X CERTIFICATES
----------------------------------------------------------------------
                                                              YIELD
                                                           MAINTENANCE
              METHOD                       FRACTION         ALLOCATION
----------------------------------- ---------------------- -----------

   (1 - Class A-1 YM Allocation)            (1-55.56%)        44.44%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-7

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

III.  SELLERS            Morgan Stanley Mortgage Capital Inc. ("MSMC")
      -------            ---------------------------------------------

                         The Mortgage Pool includes 121 Mortgage Loans,
                         representing 55.0% of the Initial Pool Balance, that
                         were originated by or on behalf of MSMC or purchased
                         from a third party.

                         MSMC is a subsidiary of Morgan Stanley & Co.
                         Incorporated and was formed to originate and purchase
                         mortgage loans secured by commercial and multifamily
                         real estate.

                         LaSalle Bank National Association ("LaSalle")
                         ---------------------------------------------

                         The Mortgage Pool includes 135 Mortgage Loans,
                         representing 37.6% of the Initial Pool Balance, that
                         were originated or acquired by LaSalle.

                         LaSalle is a subsidiary of LaSalle Bank Corporation,
                         which is a subsidiary of ABN AMRO North America Holding
                         Company, which is a subsidiary of ABN AMRO Bank N.V., a
                         bank organized under the laws of The Netherlands. As of
                         April 1, 2005, LaSalle had total assets of
                         approximately $63.7 billion.

                         Principal Commercial Funding, LLC ("PCF")
                         -----------------------------------------

                         The Mortgage Pool includes 10 Mortgage Loans,
                         representing 6.2% of the Initial Pool Balance, that
                         were originated by PCF or its affiliates.

                         PCF is a wholly owned subsidiary of Principal Global
                         Investors, LLC which is a wholly owned subsidiary of
                         Principal Life Insurance Company. PCF was formed as a
                         Delaware limited liability company to originate and
                         acquire loans secured by commercial and multifamily
                         real estate. Each of the PCF loans was originated and
                         underwritten by PCF and/or its affiliates.

                         Union Central Mortgage Funding, Inc. ("UCMFI")
                         ----------------------------------------------

                         The Mortgage Pool includes 13 Mortgage Loans,
                         representing 1.2% of the Initial Pool Balance, that
                         were originated by UCMFI.

                         UCMFI is a corporation organized under the laws of the
                         State of Ohio. UCMFI is a wholly owned subsidiary of
                         the Union Central Life Insurance Company. UCMFI was
                         formed to originate and acquire loans secured by
                         commercial and multifamily real estate. UCMFI is also
                         the primary servicer with respect to loans transferred
                         by it to the trust. The mortgage loans for which UCMFI
                         is the applicable mortgage loan seller were originated
                         or acquired by UCMFI.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-8

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

IV.  COLLATERAL DESCRIPTION
     ----------------------

     TEN LARGEST LOANS
     -----------------

----------------------------------------------------------------------------------------------------------------
      MORTGAGE
        LOAN                                                               PROPERTY     CUT-OFF DATE     % OF
 NO.   SELLER    PROPERTY NAME                   CITY            STATE       TYPE            BALANCE     POOL
----------------------------------------------------------------------------------------------------------------

 1      MSMC     261 Fifth Avenue                New York         NY        Office      $141,000,000     7.2%
----------------------------------------------------------------------------------------------------------------
 2     LaSalle   U-Store-It Portfolio            Various        Various  Self Storage    $80,000,000     4.1%
----------------------------------------------------------------------------------------------------------------
 3      MSMC     Hilltop Mall                    Richmond         CA        Retail       $64,350,000     3.3%
----------------------------------------------------------------------------------------------------------------
 4      MSMC     Quakerbridge Plaza              Hamilton         NJ        Office       $51,600,000     2.6%
----------------------------------------------------------------------------------------------------------------
 5       PCF     Crown Ridge at Fair Oaks        Fairfax          VA        Office       $42,000,000     2.1%
----------------------------------------------------------------------------------------------------------------
 6     LaSalle   Maitland Promenade              Maitland         FL        Office       $32,250,000     1.6%
----------------------------------------------------------------------------------------------------------------
 7     LaSalle   The Center at Rancho Niguel I   Laguna Niguel    CA        Retail       $27,500,000     1.4%
----------------------------------------------------------------------------------------------------------------
 8      MSMC     Wilshire Park Place             Los Angeles      CA        Office       $27,470,777     1.4%
----------------------------------------------------------------------------------------------------------------
 9      MSMC     Hilton Christiana Hotel         Newark           DE     Hospitality     $27,250,000     1.4%
----------------------------------------------------------------------------------------------------------------
10      MSMC     5455 Wilshire Boulevard         Los Angeles      CA        Office       $25,913,132     1.3%
----------------------------------------------------------------------------------------------------------------
                 TOTAL/WEIGHTED AVERAGE:                                                $519,333,909    26.5%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      MORTGAGE                                                                                      CUT-OFF
        LOAN                                                   LOAN PER                 POST IO        DATE  BALLOON
 NO.   SELLER    PROPERTY NAME                    ROOMS/SF      ROOM/SF      DSCR   PERIOD DSCR         LTV      LTV
------------------------------------------------------------------------------------------------------------------------

 1      MSMC     261 Fifth Avenue                  434,238         $325     1.29x         1.29x       76.2%    76.2%
------------------------------------------------------------------------------------------------------------------------
 2     LaSalle   U-Store-It Portfolio            1,907,338          $42     2.09x         2.09x       62.8%    62.8%
------------------------------------------------------------------------------------------------------------------------
 3      MSMC     Hilltop Mall                      564,410         $114     2.53x         2.53x       58.6%    58.6%
------------------------------------------------------------------------------------------------------------------------
 4      MSMC     Quakerbridge Plaza                426,722         $121     1.55x         1.26x       80.0%    71.5%
------------------------------------------------------------------------------------------------------------------------
 5       PCF     Crown Ridge at Fair Oaks          191,237         $220     1.49x         1.21x       71.2%    63.6%
------------------------------------------------------------------------------------------------------------------------
 6     LaSalle   Maitland Promenade                230,366         $140     1.60x         1.28x       72.1%    65.6%
------------------------------------------------------------------------------------------------------------------------
 7     LaSalle   The Center at Rancho Niguel I      95,137         $289     1.23x         1.23x       72.4%    60.0%
------------------------------------------------------------------------------------------------------------------------
 8      MSMC     Wilshire Park Place               317,225          $87     1.31x         1.31x       75.7%    62.4%
------------------------------------------------------------------------------------------------------------------------
 9      MSMC     Hilton Christiana Hotel               266     $102,444     1.56x         1.56x       61.4%    49.9%
------------------------------------------------------------------------------------------------------------------------
10      MSMC     5455 Wilshire Boulevard           224,712         $115     1.43x         1.43x       73.0%    60.3%
------------------------------------------------------------------------------------------------------------------------
                 TOTAL/WEIGHTED AVERAGE:                                    1.65X         1.58X       70.5%    66.0%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-9

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

IV.  COLLATERAL DESCRIPTION
     ----------------------

5 YEAR LOANS IN LOAN GROUP 1
----------------------------

-------------------------------------------------------------------------------------------------------

         MORTGAGE                                                                    CUT-OFF    % OF
           LOAN                                                                       DATE     TOTAL
   NO.    SELLER   PROPERTY NAME              CITY        STATE   PROPERTY TYPE      BALANCE    POOL
-------------------------------------------------------------------------------------------------------

  64       PCF     NEC  Route 23 & Morse      Butler        NJ        Other      $13,700,000    0.7%
                   Avenue
-------------------------------------------------------------------------------------------------------
  72       MSMC    Sam's Club - Addison       Addison       IL       Retail      $10,965,583    0.6%
-------------------------------------------------------------------------------------------------------
  318    LaSalle   Lincoln Avenue Plaza       Englewood     CO       Retail       $1,131,634    0.1%
-------------------------------------------------------------------------------------------------------
                   TOTAL/WEIGHTED AVERAGES                                       $25,797,218    1.3%
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

          MORTGAGE                                                          POST IO                                  REM.
            LOAN                                         LOAN PER           PERIOD     CUT-OFF   BALLOON   REM.    TERM TO
   NO.     SELLER   PROPERTY NAME                SF         SF      DSCR     DSCR     DATE LTV    LTV     IO TERM  MATURITY
------------------------------------------------------------------------------------------------------------------------------

  64        PCF     NEC Route 23 & Morse       158,063        $87   2.31     2.31      58.5%     58.5%      60       60
                    Avenue
------------------------------------------------------------------------------------------------------------------------------
  72        MSMC    Sam's Club - Addison       116,000        $95   1.15     1.15      78.3%     72.9%      NAP      57
------------------------------------------------------------------------------------------------------------------------------
  318     LaSalle   Lincoln Avenue Plaza         5,751       $197   1.42     1.42      75.4%     70.4%      NAP      57
------------------------------------------------------------------------------------------------------------------------------
                    TOTAL/WEIGHTED AVERAGES                        1.78X     1.78X     67.7%     65.1%               59
------------------------------------------------------------------------------------------------------------------------------

7 YEAR LOANS IN LOAN GROUP 1
----------------------------

-------------------------------------------------------------------------------------------------------

         MORTGAGE                                                                    CUT-OFF    % OF
           LOAN                                                      PROPERTY         DATE     TOTAL
 NO.      SELLER   PROPERTY NAME              CITY         STATE       TYPE          BALANCE    POOL
-------------------------------------------------------------------------------------------------------

 2-30    LaSalle   U-Store-It Portfolio       Various     Various  Self Storage  $80,000,000    4.1%
-------------------------------------------------------------------------------------------------------
  31       MSMC    Hilltop Mall               Richmond      CA        Retail     $64,350,000    3.3%
-------------------------------------------------------------------------------------------------------
  57       MSMC    Hilton Garden Inn Omaha    Omaha         NE     Hospitality   $16,700,000    0.9%
-------------------------------------------------------------------------------------------------------
  84     LaSalle   Mammoth Professional       Scottsdale    AZ        Office      $9,950,000    0.5%
                   Building
-------------------------------------------------------------------------------------------------------
  96       MSMC    Hilton Garden Inn Maple    Maple         MN     Hospitality    $8,800,000    0.4%
                   Grove                      Grove
-------------------------------------------------------------------------------------------------------
  111      MSMC    Hampton Inn Columbia       Columbia      MO     Hospitality    $6,843,436    0.3%
-------------------------------------------------------------------------------------------------------
  147      MSMC    Hampton Inn Joliet 55      Joliet        IL     Hospitality    $5,244,969    0.3%
-------------------------------------------------------------------------------------------------------
  157      MSMC    Hampton Inn Joliet 80      Joliet        IL     Hospitality    $4,995,209    0.3%
-------------------------------------------------------------------------------------------------------
  158      MSMC    Hampton Inn Milwaukee      Milwaukee     WI     Hospitality    $4,995,150    0.3%
                   Airport
-------------------------------------------------------------------------------------------------------
  191    LaSalle   Lagoon Property            Minneapolis   MN        Retail      $3,990,904    0.2%
-------------------------------------------------------------------------------------------------------
  193      MSMC    FedEx - Las Vegas          Las Vegas     NV      Industrial    $3,982,679    0.2%
-------------------------------------------------------------------------------------------------------
                   TOTAL/WEIGHTED AVERAGES                                       $209,852,346  10.7%
-------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
         MORTGAGE                                                             POST IO                                  REM.
           LOAN                                            LOAN PER            PERIOD    CUT-OFF  BALLOON   REM. IO   TERM TO
 NO.      SELLER   PROPERTY NAME                ROOMS/SF    ROOM/SF   DSCR      DSCR    DATE LTV    LTV      TERM    MATURITY
-----------------------------------------------------------------------------------------------------------------------------

 2-30    LaSalle   U-Store-It Portfolio        1,907,338        $42   2.09      2.09      62.8%    62.8%      82       82
-----------------------------------------------------------------------------------------------------------------------------
  31       MSMC    Hilltop Mall                  564,410       $114   2.53      2.53      58.6%    58.6%      80       80
-----------------------------------------------------------------------------------------------------------------------------
  57       MSMC    Hilton Garden Inn Omaha           178    $93,820   2.12      1.70      71.7%    66.5%      22       82
-----------------------------------------------------------------------------------------------------------------------------
  84     LaSalle   Mammoth Professional           71,462       $139   2.08      1.73      60.4%    59.0%      54       78
                   Building
-----------------------------------------------------------------------------------------------------------------------------
  96       MSMC    Hilton Garden Inn Maple           120    $73,333   2.06      1.65      73.3%    68.0%      22       82
                   Grove
-----------------------------------------------------------------------------------------------------------------------------
  111      MSMC    Hampton Inn Columbia              122    $56,094   2.00      2.00      68.4%    61.3%     NAP       83
-----------------------------------------------------------------------------------------------------------------------------
  147      MSMC    Hampton Inn Joliet 55             106    $49,481   1.69      1.69      65.6%    58.7%     NAP       83
-----------------------------------------------------------------------------------------------------------------------------
  157      MSMC    Hampton Inn Joliet 80              89    $56,126   1.67      1.67      68.0%    60.9%     NAP       83
-----------------------------------------------------------------------------------------------------------------------------
  158      MSMC    Hampton Inn Milwaukee             105    $47,573   1.89      1.89      68.9%    61.7%     NAP       83
                   Airport
 -----------------------------------------------------------------------------------------------------------------------------
 191    LaSalle    Lagoon Property                25,000       $160   1.52      1.52      65.4%    58.1%     NAP       82
 -----------------------------------------------------------------------------------------------------------------------------
 193      MSMC     FedEx - Las Vegas              53,530        $74   1.34      1.34      74.4%    66.4%     NAP       80
 -----------------------------------------------------------------------------------------------------------------------------
                   TOTAL/WEIGHTED AVERAGES                            2.17X    2.11X      63.3%    61.6%               81
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-10

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

V. TOTAL POOL CHARACTERISTICS
   --------------------------

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------------------
                               NO. OF              AGGREGATE
                              MORTGAGE          CUT-OFF DATE        % OF
                                LOANS            BALANCE ($)        POOL
---------------------------------------------------------------------------
<= 1,000,000                        6             5,448,911            0.3
1,000,001 - 2,000,000              53            78,614,464            4.0
2,000,001 - 3,000,000              45           111,227,344            5.7
3,000,001 - 4,000,000              32           112,728,249            5.7
4,000,001 - 5,000,000              31           144,036,362            7.3
5,000,001 - 6,000,000              28           154,061,641            7.9
6,000,001 - 7,000,000              18           119,349,714            6.1
7,000,001 - 8,000,000               5            36,311,657            1.9
8,000,001 - 9,000,000               7            62,297,935            3.2
9,000,001 - 10,000,000             10            96,734,669            4.9
10,000,001 - 15,000,000            19           220,809,515           11.3
15,000,001 - 20,000,000             8           138,733,674            7.1
20,000,001 - 30,000,000            11           270,248,119           13.8
30,000,001 >=                       6           411,200,000           21.0
---------------------------------------------------------------------------
TOTAL:                            279        $1,961,802,252          100.0%
---------------------------------------------------------------------------
Min: $497,855         Max: $141,000,000        Average: $7,031,549
---------------------------------------------------------------------------

STATE
--------------------------------------------------------------------------
                               NO. OF              AGGREGATE
                             MORTGAGED          CUT-OFF DATE       % OF
                             PROPERTIES          BALANCE ($)       POOL
--------------------------------------------------------------------------
California                         52            450,646,041       23.0
New York                           12            191,776,388        9.8
Florida                            25            140,702,416        7.2
New Jersey                          5             84,292,783        4.3
Other                             234          1,094,384,629       55.6
--------------------------------------------------------------------------
TOTAL:                            328         $1,961,802,252      100.0%
--------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------
                              NO. OF               AGGREGATE
                            MORTGAGED           CUT-OFF DATE       % OF
                            PROPERTIES           BALANCE ($)       POOL
--------------------------------------------------------------------------
Retail                           104             626,727,731      31.9
Office                            48             595,829,521      30.4
Multifamily                       51             227,736,529      11.6
Hospitality                       27             205,462,402      10.5
Self Storage                      62             160,155,218       8.2
Industrial                        21              81,482,817       4.2
Manufactured Housing               9              24,619,028       1.3
Mixed Use                          5              26,089,006       1.3
Other                              1              13,700,000       0.7
--------------------------------------------------------------------------
TOTAL:                           328          $1,961,802,252     100.0%
--------------------------------------------------------------------------

AMORTIZATION TYPE
--------------------------------------------------------------------------
                              NO. OF               AGGREGATE
                             MORTGAGE           CUT-OFF DATE       % OF
                              LOANS              BALANCE ($)       POOL
--------------------------------------------------------------------------
Amortizing Balloon               207           1,015,830,252      51.8
Interest Only                      7             319,950,000      16.3
Interest Only, then               65             626,022,000      31.9
Amortizing Balloon
--------------------------------------------------------------------------
TOTAL:                           279          $1,961,802,252     100.0%
--------------------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE          CUT-OFF DATE       % OF
                             LOANS             BALANCE ($)       POOL
------------------------------------------------------------------------
4.501 - 5.000                    25            386,851,633       19.7
5.001 - 5.500                   187          1,324,308,943       67.5
5.501 - 6.000                    62            233,117,448       11.9
6.001 - 6.500                     5             17,524,228        0.9
------------------------------------------------------------------------
TOTAL:                          279         $1,961,802,252      100.0%
------------------------------------------------------------------------
  Min: 4.750%         Max: 6.340%              Wtd Avg: 5.244%
------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)
------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE          CUT-OFF DATE       % OF
                              LOANS            BALANCE ($)       POOL
------------------------------------------------------------------------
1 - 60                            4             28,547,218        1.5
61 - 84                          12            214,852,346       11.0
85 - 120                        250          1,688,804,910       86.1
121 - 180                         8             16,298,097        0.8
181 - 240                         5             13,299,680        0.7
------------------------------------------------------------------------
TOTAL:                          279         $1,961,802,252      100.0%
------------------------------------------------------------------------
  Min: 60 mos.       Max: 240 mos.             Wtd Avg: 116 mos.
------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)
-------------------------------------------------------------------------
                              NO. OF             AGGREGATE
                             MORTGAGE         CUT-OFF DATE        % OF
                              LOANS            BALANCE ($)        POOL
-------------------------------------------------------------------------
1 - 60                             4            28,547,218         1.5
61 - 84                           12           214,852,346        11.0
85 - 120                         250         1,688,804,910        86.1
121 - 180                          8            16,298,097         0.8
181 - 240                          5            13,299,680         0.7
-------------------------------------------------------------------------
 TOTAL:                          279        $1,961,802,252       100.0%
-------------------------------------------------------------------------
  Min: 55 mos.        Max: 240 mos.            Wtd Avg: 114 mos.
-------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)
-------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE          CUT-OFF DATE        % OF
                              LOANS            BALANCE ($)        POOL
-------------------------------------------------------------------------
Interest Only                     7            319,950,000        16.3
61 - 120                          1              1,139,531         0.1
121 - 180                         6             10,322,811         0.5
181 - 240                        11             21,334,965         1.1
241 - 360                       254          1,609,054,945        82.0
-------------------------------------------------------------------------
 TOTAL:                         279         $1,961,802,252       100.0%
-------------------------------------------------------------------------
  Min: 120 mos.       Max: 360 mos.            Wtd Avg: 349 mos.
-------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)
-------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE         CUT-OFF DATE         % OF
                              LOANS            BALANCE ($)        POOL
-------------------------------------------------------------------------
Interest Only                     7            319,950,000        16.3
61 - 120                          1              1,139,531         0.1
121 - 180                         6             10,322,811         0.5
181 - 240                        11             21,334,965         1.1
241 - 360                       254          1,609,054,945          82
-------------------------------------------------------------------------
 TOTAL:                         279         $1,961,802,252       100.0%
-------------------------------------------------------------------------
  Min: 119 mos.       Max: 360 mos.            Wtd Avg: 348 mos.
-------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------------
                       NO. OF         AGGREGATE
                      MORTGAGE     CUT-OFF DATE         % OF
                        LOANS       BALANCE ($)         POOL
----------------------------------------------------------------
20.1 - 30.0                1          1,139,531          0.1
30.1 - 40.0                3          4,516,120          0.2
40.1 - 50.0               11         18,965,306            1
50.1 - 60.0               21        154,518,230          7.9
60.1 - 70.0               70        456,802,843         23.3
70.1 - 75.0               65        483,660,636         24.7
75.1 - 80.0              107        832,099,587         42.4
80.1 >=                    1         10,100,000          0.5
----------------------------------------------------------------
TOTAL:                   279     $1,961,802,252        100.0%
----------------------------------------------------------------
  Min: 27.8%          Max: 86.3%           Wtd Avg: 71.8%
----------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
---------------------------------------------------------------
                       NO. OF         AGGREGATE
                      MORTGAGE     CUT-OFF DATE         % OF
                        LOANS       BALANCE ($)         POOL
---------------------------------------------------------------
 0.1 - 10.0               12         24,762,022          1.3
 20.1 - 30.0               3          4,516,120          0.2
 30.1 - 40.0               9         19,720,665            1
 40.1 - 50.0              31        129,777,847          6.6
 50.1 - 55.0              24        129,287,320          6.6
 55.1 - 60.0              45        305,880,561         15.6
 60.1 - 65.0              65        540,750,772         27.6
 65.1 - 70.0              67        434,584,726         22.2
 70.1 - 80.0              23        372,522,218           19
---------------------------------------------------------------
 TOTAL:                  279     $1,961,802,252        100.0%
---------------------------------------------------------------
  Min: 0.3%           Max: 78.4%           Wtd Avg: 62.1%
---------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO AFTER IO PERIOD (X)
---------------------------------------------------------------
                       NO. OF         AGGREGATE
                      MORTGAGE     CUT-OFF DATE         % OF
                        LOANS       BALANCE ($)         POOL
---------------------------------------------------------------
1.01 - 1.10                2         4,650,000          0.2
1.11 - 1.20               13        79,896,241          4.1
1.21 - 1.30               91       863,659,039           44
1.31 - 1.40               61       323,030,704         16.5
1.41 - 1.50               41       190,874,566          9.7
1.51 - 1.60               23       133,722,727          6.8
1.61 - 1.70               13        87,337,082          4.5
1.71 - 1.80               14        55,550,883          2.8
1.81 - 1.90                4        18,429,374          0.9
1.91 - 2.00                4        21,322,826          1.1
2.01 - 2.50               10       116,880,350            6
2.51 >=                    3        66,448,460          3.4
---------------------------------------------------------------
TOTAL:                   279    $1,961,802,252        100.0%
---------------------------------------------------------------
  Min: 1.10x         Max: 2.61x           Wtd Avg: 1.45x
---------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-11

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

V. LOAN GROUP 1 CHARACTERISTICS
   ----------------------------

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------------------
                               NO. OF              AGGREGATE
                              MORTGAGE          CUT-OFF DATE        % OF
                                LOANS            BALANCE ($)        POOL
---------------------------------------------------------------------------
<= 1,000,000                        6                5,448,911       0.3
1,000,001 - 2,000,000              43               63,553,563       3.6
2,000,001 - 3,000,000              36               91,051,269       5.2
3,000,001 - 4,000,000              27               95,408,910       5.5
4,000,001 - 5,000,000              27              124,588,507       7.1
5,000,001 - 6,000,000              21              115,187,284       6.6
6,000,001 - 7,000,000              14               93,272,396       5.3
7,000,001 - 8,000,000               4               29,043,058       1.7
8,000,001 - 9,000,000               7               62,297,935       3.6
9,000,001 - 10,000,000              7               68,474,674       3.9
10,000,001 - 15,000,000            17              199,873,092      11.5
15,000,001 - 20,000,000             8              138,733,674       8.0
20,000,001 - 30,000,000            10              246,448,119      14.1
30,000,001 >=                       6              411,200,000      23.6
---------------------------------------------------------------------------
TOTAL:                            233        $1,744,581,390        100.0%
---------------------------------------------------------------------------
Min: $497,855         Max: $141,000,000        Average: $7,487,474
---------------------------------------------------------------------------

STATE
--------------------------------------------------------------------------
                               NO. OF              AGGREGATE
                             MORTGAGED          CUT-OFF DATE       % OF
                             PROPERTIES          BALANCE ($)       POOL
--------------------------------------------------------------------------
California                         50               439,446,041    25.2
New York                            7               169,369,627     9.7
Florida                            23               126,607,004     7.3
New Jersey                          5                84,292,783     4.8
Other                             197               924,865,939    52.9
--------------------------------------------------------------------------
TOTAL:                            282         $1,744,581,390      100.0%
--------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------
                              NO. OF               AGGREGATE
                            MORTGAGED           CUT-OFF DATE       % OF
                            PROPERTIES           BALANCE ($)       POOL
--------------------------------------------------------------------------
Retail                           104                626,727,731    35.9
Office                            48                595,829,521    34.2
Hospitality                       27                205,462,402    11.8
Self Storage                      62                160,155,218     9.2
Industrial                        21                 81,482,817     4.7
Multifamily                       10                 32,575,027     1.9
Manufactured Housing               6                 14,439,429     0.8
Mixed Use                          3                 14,209,245     0.8
Other                              1                 13,700,000     0.8
--------------------------------------------------------------------------
TOTAL:                           282          $1,744,581,390      100.0%
--------------------------------------------------------------------------

AMORTIZATION TYPE
--------------------------------------------------------------------------
                              NO. OF               AGGREGATE
                             MORTGAGE           CUT-OFF DATE       % OF
                              LOANS              BALANCE ($)       POOL
--------------------------------------------------------------------------
Amortizing Balloon               177             898,786,390       51.5
Interest Only                      5             311,800,000       17.9
Interest Only, then               51             533,995,000       30.6
Amortizing Balloon
--------------------------------------------------------------------------
TOTAL:                           233          $1,744,581,390      100.0%
--------------------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE          CUT-OFF DATE       % OF
                             LOANS             BALANCE ($)       POOL
------------------------------------------------------------------------
4.501 - 5.000                    22           369,301,633        21.2
5.001 - 5.500                   152         1,156,535,280        66.3
5.501 - 6.000                    56           210,026,370        12.0
6.001 - 6.500                     3             8,718,108         0.5
------------------------------------------------------------------------
TOTAL:                          233        $1,744,581,390       100.0%
------------------------------------------------------------------------
  Min: 4.750%         Max: 6.340%              Wtd Avg: 5.235%
------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)
------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE          CUT-OFF DATE       % OF
                              LOANS            BALANCE ($)       POOL
------------------------------------------------------------------------
1 - 60                            3            25,797,218         1.5
61 - 84                          11           209,852,346        12.0
85 - 120                        206         1,479,334,048        84.8
121 - 180                         8            16,298,097         0.9
181 - 240                         5            13,299,680         0.8
------------------------------------------------------------------------
TOTAL:                          233        $1,744,581,390       100.0%
------------------------------------------------------------------------
  Min: 60 mos.       Max: 240 mos.             Wtd Avg: 116 mos.
------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)
-------------------------------------------------------------------------
                              NO. OF             AGGREGATE
                             MORTGAGE         CUT-OFF DATE        % OF
                              LOANS            BALANCE ($)        POOL
-------------------------------------------------------------------------
1 - 60                             3           25,797,218          1.5
61 - 84                           11          209,852,346         12.0
85 - 120                         206        1,479,334,048         84.8
121 - 180                          8           16,298,097          0.9
181 - 240                          5           13,299,680          0.8
-------------------------------------------------------------------------
 TOTAL:                          233       $1,744,581,390        100.0%
-------------------------------------------------------------------------
  Min: 57 mos.        Max: 240 mos.            Wtd Avg: 114 mos.
-------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)
-------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE          CUT-OFF DATE        % OF
                              LOANS            BALANCE ($)        POOL
-------------------------------------------------------------------------
Interest Only                     5           311,800,000         17.9
121 - 180                         6            10,322,811          0.6
181 - 240                        11            21,334,965          1.2
241 - 360                       211         1,401,123,615         80.3
-------------------------------------------------------------------------
 TOTAL:                         233        $1,744,581,390        100.0%
-------------------------------------------------------------------------
  Min: 180 mos.       Max: 360 mos.            Wtd Avg: 348 mos.
-------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)
-------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE         CUT-OFF DATE         % OF
                              LOANS            BALANCE ($)        POOL
-------------------------------------------------------------------------
Interest Only                     5           311,800,000         17.9
121 - 180                         6            10,322,811          0.6
181 - 240                        11            21,334,965          1.2
241 - 360                       211         1,401,123,615         80.3
-------------------------------------------------------------------------
 TOTAL:                         233        $1,744,581,390        100.0%
-------------------------------------------------------------------------
  Min: 176 mos.       Max: 360 mos.            Wtd Avg: 347 mos.
-------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------------
                        NO. OF       AGGREGATE
                       MORTGAGE    CUT-OFF DATE         % OF
                        LOANS       BALANCE ($)         POOL
----------------------------------------------------------------
30.1 - 40.0                2          3,416,120          0.2
40.1 - 50.0               10         17,465,306          1.0
50.1 - 60.0               21        154,518,230          8.9
60.1 - 70.0               64        433,625,341         24.9
70.1 - 75.0               57        444,116,498         25.5
75.1 - 80.0               78        681,339,896         39.1
80.1 >=                    1         10,100,000          0.6
----------------------------------------------------------------
TOTAL:                   233     $1,744,581,390        100.0%
----------------------------------------------------------------
  Min: 35.7%          Max: 86.3%           Wtd Avg: 71.3%
----------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
---------------------------------------------------------------
                         NO. OF       AGGREGATE
                        MORTGAGE    CUT-OFF DATE        % OF
                         LOANS       BALANCE ($)        POOL
---------------------------------------------------------------
 0.1 - 10.0               11         23,622,491          1.4
 20.1 - 30.0               2          3,416,120          0.2
 30.1 - 40.0               9         19,720,665          1.1
 40.1 - 50.0              30        128,277,847          7.4
 50.1 - 55.0              23        127,441,113          7.3
 55.1 - 60.0              40        286,211,287         16.4
 60.1 - 65.0              53        500,862,419         28.7
 65.1 - 70.0              50        342,307,230         19.6
 70.1 >=                  15        312,722,218         17.9
---------------------------------------------------------------
  TOTAL:                 233     $1,744,581,390        100.0%
---------------------------------------------------------------
   Min: 0.3%           Max: 76.2%           Wtd Avg: 61.6%
---------------------------------------------------------------

 DEBT SERVICE COVERAGE RATIO AFTER IO PERIOD (X)
---------------------------------------------------------------
                        NO. OF       AGGREGATE
                        MORTGAGE    CUT-OFF DATE        % OF
                         LOANS       BALANCE ($)        POOL
 ---------------------------------------------------------------
 1.01 - 1.10                2         4,650,000          0.3
 1.11 - 1.20                9        59,016,057          3.4
 1.21 - 1.30               71       741,901,393         42.5
 1.31 - 1.40               55       293,609,236         16.8
 1.41 - 1.50               32       164,252,516          9.4
 1.51 - 1.60               20       125,933,214          7.2
 1.61 - 1.70               13        87,337,082          5.0
 1.71 - 1.80               11        45,900,883          2.6
 1.81 - 1.90                4        18,429,374          1.1
 1.91 - 2.00                4        21,322,826          1.2
 2.01 - 2.50               10       116,880,350          6.7
 2.51 >=                    2        65,348,460          3.7
 ---------------------------------------------------------------
 TOTAL:                   233    $1,744,581,390        100.0%
 ---------------------------------------------------------------
   Min: 1.10x         Max: 2.53x           Wtd Avg: 1.46x
 ---------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-12

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

V.  LOAN GROUP 2 CHARACTERISTICS
    ----------------------------

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------------------
                               NO. OF              AGGREGATE
                              MORTGAGE          CUT-OFF DATE        % OF
                                LOANS            BALANCE ($)        POOL
---------------------------------------------------------------------------
1,000,001 - 2,000,000              10            15,060,900          6.9
2,000,001 - 3,000,000               9            20,176,075          9.3
3,000,001 - 4,000,000               5            17,319,338          8.0
4,000,001 - 5,000,000               4            19,447,855          9.0
5,000,001 - 6,000,000               7            38,874,358         17.9
6,000,001 - 7,000,000               4            26,077,318         12.0
7,000,001 - 8,000,000               1             7,268,599          3.3
9,000,001 - 10,000,000              3            28,259,995         13.0
10,000,001 - 15,000,000             2            20,936,423          9.6
20,000,001 - 30,000,000             1            23,800,000         11.0
---------------------------------------------------------------------------
TOTAL:                             46          $217,220,861        100.0%
---------------------------------------------------------------------------
Min: $1,100,000       Max: $23,800,000         Average: $4,722,193
---------------------------------------------------------------------------

STATE
--------------------------------------------------------------------------
                               NO. OF              AGGREGATE
                             MORTGAGED          CUT-OFF DATE       % OF
                             PROPERTIES          BALANCE ($)       POOL
--------------------------------------------------------------------------
Oregon                              1             23,800,000         11
Wisconsin                           3             22,728,594       10.5
New York                            5             22,406,761       10.3
North Carolina                      3             18,497,861        8.5
Other                              34            129,787,646       59.7
--------------------------------------------------------------------------
TOTAL:                             46           $217,220,861      100.0%
--------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------
                              NO. OF               AGGREGATE
                            MORTGAGED           CUT-OFF DATE       % OF
                            PROPERTIES           BALANCE ($)       POOL
--------------------------------------------------------------------------
Multifamily                       41             195,161,502       89.8
Mixed Use                          2              11,879,761        5.5
Manufactured Housing               3              10,179,598        4.7
--------------------------------------------------------------------------
TOTAL:                            46            $217,220,861      100.0%
--------------------------------------------------------------------------

AMORTIZATION TYPE
--------------------------------------------------------------------------
                              NO. OF               AGGREGATE
                             MORTGAGE           CUT-OFF DATE       % OF
                              LOANS              BALANCE ($)       POOL
--------------------------------------------------------------------------
Amortizing Balloon                30             117,043,861      53.9
Interest Only                      2               8,150,000       3.8
Interest Only, then               14              92,027,000      42.4
Amortizing Balloon
--------------------------------------------------------------------------
TOTAL:                            46            $217,220,861     100.0%
--------------------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE          CUT-OFF DATE       % OF
                             LOANS             BALANCE ($)       POOL
------------------------------------------------------------------------
4.501 - 5.000                     3            17,550,000         8.1
5.001 - 5.500                    35           167,773,663        77.2
5.501 - 6.000                     6            23,091,078        10.6
6.001 - 6.500                     2             8,806,120         4.1
------------------------------------------------------------------------
TOTAL:                           46          $217,220,861       100.0%
------------------------------------------------------------------------
  Min: 4.910%         Max: 6.100%              Wtd Avg: 5.315%
------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)
------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE          CUT-OFF DATE       % OF
                              LOANS            BALANCE ($)       POOL
------------------------------------------------------------------------
1 - 60                            1             2,750,000         1.3
61 - 84                           1             5,000,000         2.3
85 - 120                         44           209,470,861        96.4
------------------------------------------------------------------------
TOTAL:                           46          $217,220,861       100.0%
------------------------------------------------------------------------
  Min: 60 mos.       Max: 120 mos.        Wtd Avg: 118 mos.
------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)
-------------------------------------------------------------------------
                              NO. OF             AGGREGATE
                             MORTGAGE         CUT-OFF DATE        % OF
                              LOANS            BALANCE ($)        POOL
-------------------------------------------------------------------------
1 - 60                             1            2,750,000          1.3
61 - 84                            1            5,000,000          2.3
85 - 120                          44          209,470,861         96.4
-------------------------------------------------------------------------
 TOTAL:                           46         $217,220,861        100.0%
-------------------------------------------------------------------------
  Min: 55 mos.        Max: 120 mos.            Wtd Avg: 115 mos.
-------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)
-------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE          CUT-OFF DATE        % OF
                              LOANS            BALANCE ($)        POOL
-------------------------------------------------------------------------
Interest Only                     2             8,150,000          3.8
61 - 120                          1             1,139,531          0.5
241 - 360                        43           207,931,330         95.7
-------------------------------------------------------------------------
 TOTAL:                          46          $217,220,861        100.0%
-------------------------------------------------------------------------
  Min: 120 mos.       Max: 360 mos.            Wtd Avg: 356 mos.
-------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)
-------------------------------------------------------------------------
                             NO. OF              AGGREGATE
                            MORTGAGE         CUT-OFF DATE         % OF
                              LOANS            BALANCE ($)        POOL
-------------------------------------------------------------------------
Interest Only                     2             8,150,000          3.8
61 - 120                          1             1,139,531          0.5
241 - 360                        43           207,931,330         95.7
-------------------------------------------------------------------------
 TOTAL:                          46          $217,220,861        100.0%
-------------------------------------------------------------------------
  Min: 119 mos.       Max: 360 mos.            Wtd Avg: 354 mos.
-------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------------
                         NO. OF        AGGREGATE
                        MORTGAGE    CUT-OFF DATE         % OF
                         LOANS       BALANCE ($)         POOL
----------------------------------------------------------------
20.1 - 30.0                1          1,139,531           0.5
30.1 - 40.0                1          1,100,000           0.5
40.1 - 50.0                1          1,500,000           0.7
60.1 - 70.0                6         23,177,502          10.7
70.1 - 75.0                8         39,544,138          18.2
75.1 >=                   29        150,759,690          69.4
----------------------------------------------------------------
TOTAL:                    46       $217,220,861         100.0%
----------------------------------------------------------------
  Min: 27.8%          Max: 80.0%           Wtd Avg: 75.9%
----------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
---------------------------------------------------------------
                         NO. OF        AGGREGATE
                        MORTGAGE    CUT-OFF DATE         % OF
                         LOANS       BALANCE ($)         POOL
---------------------------------------------------------------
 0.1 - 10.0                1          1,139,531           0.5
 20.1 - 30.0               1          1,100,000           0.5
 40.1 - 50.0               1          1,500,000           0.7
 50.1 - 55.0               1          1,846,207           0.8
 55.1 - 60.0               5         19,669,274           9.1
 60.1 - 65.0              12         39,888,354          18.4
 65.1 - 70.0              17         92,277,495          42.5
 70.1 >=                   8         59,800,000          27.5
---------------------------------------------------------------
 TOTAL:                   46       $217,220,861         100.0%
---------------------------------------------------------------
   Min: 0.5%           Max: 78.4%           Wtd Avg: 65.8%
---------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO AFTER IO PERIOD (X)
---------------------------------------------------------------
                        NO. OF        AGGREGATE
                       MORTGAGE    CUT-OFF DATE         % OF
                        LOANS       BALANCE ($)         POOL
---------------------------------------------------------------
1.11 - 1.20                4        20,880,184           9.6
1.21 - 1.30               20       121,757,646          56.1
1.31 - 1.40                6        29,421,467          13.5
1.41 - 1.50                9        26,622,050          12.3
1.51 - 1.60                3         7,789,513           3.6
1.71 - 1.80                3         9,650,000           4.4
2.51 >=                    1         1,100,000           0.5
---------------------------------------------------------------
TOTAL:                    46      $217,220,861        100.0%
---------------------------------------------------------------
  Min: 1.14x         Max: 2.61x           Wtd Avg: 1.32x
---------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-13

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   NOV-05            NOV-06             NOV-07              NOV-08             NOV-09
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                                97.44%            96.44%             88.95%              86.60%             86.15%
Yield Maintenance Total                    2.56%             3.56%             11.05%              13.40%             13.85%
Open                                       0.00%             0.00%              0.00%               0.00%              0.00%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%           100.00%            100.00%             100.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,961,802,252    $1,946,370,479     $1,929,313,081      $1,908,745,170     $1,884,042,223
% Initial Pool Balance                   100.00%            99.21%             98.34%              97.30%             96.04%
-----------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%)(1)(2)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   NOV-10            NOV-11             NOV-12              NOV-13             NOV-14
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                                85.58%            85.67%             87.24%              87.32%             84.43%
Yield Maintenance Total                   13.87%            13.79%             12.76%              12.68%             12.59%
Open                                       0.54%             0.54%              0.00%               0.00%              2.97%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%           100.00%            100.00%             100.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,829,687,517    $1,800,231,275     $1,560,261,320      $1,528,737,969     $1,493,902,179
% Initial Pool Balance                    93.27%            91.76%             79.53%              77.93%             76.15%
-----------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%)(1)(2)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   NOV-15            NOV-16             NOV-17              NOV-18             NOV-19
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                                13.69%            27.58%             25.98%              23.80%             20.67%
Yield Maintenance Total                   33.82%            72.42%             74.02%              76.20%             79.33%
Open                                      52.49%             0.00%              0.00%               0.00%              0.00%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%           100.00%            100.00%             100.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $36,821,662       $15,861,497        $14,133,743         $12,305,544        $10,371,052
% Initial Pool Balance                     1.88%             0.81%              0.72%               0.63%              0.53%
-----------------------------------------------------------------------------------------------------------------------------

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-14

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   NOV-05            NOV-06             NOV-07              NOV-08             NOV-09
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                                97.12%            95.99%             87.57%              85.20%             84.69%
Yield Maintenance Total                    2.88%             4.01%             12.43%              14.80%             15.31%
Open                                       0.00%             0.00%              0.00%               0.00%              0.00%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%           100.00%            100.00%             100.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,744,581,390    $1,730,837,235     $1,715,708,489      $1,697,362,353     $1,675,260,824
% Initial Pool Balance                   100.00%            99.21%             98.34%              97.29%             96.03%
-----------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   NOV-10            NOV-11             NOV-12              NOV-13             NOV-14
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                                84.05%            84.14%             85.75%              85.84%             83.96%
Yield Maintenance Total                   15.34%            15.25%             14.25%              14.16%             14.07%
Open                                       0.61%             0.61%              0.00%               0.00%              1.97%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%           100.00%            100.00%             100.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,626,398,922    $1,600,452,287     $1,368,994,809      $1,341,302,473     $1,310,510,134
% Initial Pool Balance                    93.23%            91.74%             78.47%              76.88%             75.12%
-----------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   NOV-15            NOV-16             NOV-17              NOV-18             NOV-19
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                                13.69%            27.58%             25.98%              23.80%             20.67%
Yield Maintenance Total                   33.82%            72.42%             74.02%              76.20%             79.33%
Open                                      52.49%             0.00%              0.00%               0.00%              0.00%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%           100.00%            100.00%             100.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $36,821,662       $15,861,497        $14,133,743         $12,305,544        $10,371,052
% Initial Pool Balance                     2.11%             0.91%              0.81%               0.71%              0.59%
-----------------------------------------------------------------------------------------------------------------------------

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-15

                          $1,804,858,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ7

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   NOV-05            NOV-06             NOV-07              NOV-08             NOV-09
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                               100.00%           100.00%            100.00%              97.85%            97.88%
Yield Maintenance Total                    0.00%             0.00%              0.00%               2.15%              2.12%
Open                                       0.00%             0.00%              0.00%               0.00%              0.00%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%           100.00%            100.00%             100.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding           $217,220,861      $215,533,244       $213,604,592        $211,382,818       $208,781,399
% Initial Pool Balance                   100.00%            99.22%             98.34%              97.31%             96.11%
-----------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   NOV-10            NOV-11             NOV-12              NOV-13             NOV-14
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                                97.88%            97.90%             97.88%              97.91%             87.81%
Yield Maintenance Total                    2.12%             2.10%              2.12%               2.09%              2.06%
Open                                       0.00%             0.00%              0.00%               0.00%             10.12%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%           100.00%            100.00%             100.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding           $203,288,595      $199,778,987       $191,266,511        $187,435,495       $183,392,045
% Initial Pool Balance                    93.59%            91.97%             88.05%              86.29%             84.43%
-----------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                                    NOV-15
------------------------------------------------------------------
Locked Out                                                  0.00%
Yield Maintenance Total                                     0.00%
Open                                                        0.00%
------------------------------------------------------------------
TOTALS                                                      0.00%
------------------------------------------------------------------
Pool Balance Outstanding                                      $0
% Initial Pool Balance                                      0.00%
------------------------------------------------------------------

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to
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with respect to the accuracy or completeness of the information, or with respect
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Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained
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supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated,
LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc. and Merrill
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and omissions from, this information. Additional information is available upon
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investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-16

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

APPENDIX V
SIGNIFICANT LOAN SUMMARIES
--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 1 - 261 FIFTH AVENUE
--------------------------------------------------------------------------------

                       [261 FIFTH AVENUE PICTURE OMITTED]

                                      V-1

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 1 - 261 FIFTH AVENUE
--------------------------------------------------------------------------------

                         [261 FIFTH AVENUE MAP OMITTED]

                                      V-2

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 1 - 261 FIFTH AVENUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $141,000,000

CUT-OFF DATE BALANCE:            $141,000,000

LOAN PURPOSE:                    Acquisition

SHADOW RATING (MOODY'S/S&P):     NAP

FIRST PAYMENT DATE:              September 8, 2005

INTEREST RATE:                   5.200%

AMORTIZATION:                    Interest only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   August 8, 2015

EXPECTED MATURITY BALANCE:       $141,000,000

SPONSORS:                        The Feil Organization and Lloyd Goldman

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of July 28, 2008
                                 or 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without penalty from and after August 8, 2015.

LOAN PER SF:                     $324.71

UP-FRONT RESERVES:               TI/LC:      $2,000,000

                                 RE Tax:     $376,733

ONGOING RESERVES:                Insurance:  Springing

                                 Cap Ex:     Springing

                                 RE Tax:     $376,733/month

                                 TI/LC:      Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Urban

LOCATION:                        New York, NY

YEAR BUILT/RENOVATED:            1928/2003

PERCENT LEASED(1):               94.4%

SQUARE FOOTAGE:                  434,238

THE COLLATERAL:                  26-story showroom/office building

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Jeffrey Management Corp.

MOST RECENT NET OP. INCOME:      $9,001,536

2ND MOST RECENT NET OP. INCOME:  $8,858,259

3RD MOST RECENT NET OP. INCOME:  $7,358,431

U/W NET OP. INCOME:              $10,172,646

U/W NET CASH FLOW:               $9,563,244

U/W OCCUPANCY:                   94.4%

APPRAISED VALUE:                 $185,000,000

CUT-OFF DATE LTV:                76.2%

MATURITY DATE LTV:               76.2%

DSCR:                            1.29x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------
(1)  Percent Leased is based on the rent roll dated May 1, 2005.

THE 261 FIFTH AVENUE LOAN

     THE LOAN. The largest loan (the "261 Fifth Avenue Loan") as evidenced by the Promissory Note (the "261 Fifth Avenue Note") is secured by a first priority fee Consolidated, Amended and Restated Mortgage, Assignment of Leases and Rents
and Security Agreement (the "261 Fifth Avenue Mortgage") encumbering the 434,238 square foot showroom and office building known as 261 Fifth Avenue, located in
New York, New York (the "261 Fifth Avenue Property"). The 261 Fifth Avenue Loan
was originated on July 28, 2005 by or on behalf of Morgan Stanley Mortgage
Capital Inc.

     THE BORROWER. The borrowers are 261 Fifth Avenue TIC Owner LLC, a Delaware limited liability company (the "Feil Borrower") and Normandy 261 5th Ave LLC, a
Delaware limited liability company (the "Goldman Borrower", and collectively with the Feil Borrower, the "261 Fifth Avenue Borrower") that own no material assets other than the 261 Fifth Avenue Property and related interests. The Feil
Borrower is a subsidiary of The Feil Organization, a co-sponsor of the 261 Fifth
Avenue Loan. The Feil Organization is a full service real estate firm in New
York City that owns, develops and manages over 20 million square feet of retail, commercial and industrial properties and over 5,000 residential rental units.
The Goldman Borrower is indirectly owned by Lloyd Goldman, a co-sponsor of the
261 Fifth Avenue Loan. Lloyd Goldman is the President of BLDG Management Co.,
Inc., which owns and/or operates approximately 400 properties, including over
14,000 residential units and over 20 million square feet of commercial and industrial properties.

                                      V-3

      THE PROPERTY. The 261 Fifth Avenue Property is located in New York, New
York, at 261 Fifth Avenue. The 261 Fifth Avenue Property is located on the southeast corner of Fifth Avenue and 29th Street. The 261 Fifth Avenue Property
was originally constructed in 1928 and renovated in 2003. It consists of a
434,238 square foot, 26-story showroom and office building. The 261 Fifth Avenue
Property is comprised of 63 showroom tenants, 8 office tenants and 4 retail tenants. The 261 Fifth Avenue Property is anchored by Richloom Home Fashions
Corp. and Croscill Inc. The 261 Fifth Avenue Property is one of Manhattan's
prominent home textile and home furnishings showroom buildings.

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE     CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES    TOTAL BASE RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING         REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

         Vacant                8             $0.00              6%             6%               0%                    0%
--------------------------------------------------------------------------------------------------------------------------------
          2005                 4            $33.80              1%             7%               1%                    1%
--------------------------------------------------------------------------------------------------------------------------------
          2006                15            $39.70              8%            15%               9%                   11%
--------------------------------------------------------------------------------------------------------------------------------
          2007                19            $34.67             20%            35%              20%                   31%
--------------------------------------------------------------------------------------------------------------------------------
          2008                 8            $36.68              7%            42%               7%                   38%
--------------------------------------------------------------------------------------------------------------------------------
          2009                 9            $38.08              8%            50%               9%                   47%
--------------------------------------------------------------------------------------------------------------------------------
          2010                 9            $42.66              9%            59%              11%                   59%
--------------------------------------------------------------------------------------------------------------------------------
          2011                 7            $44.53              8%            67%              10%                   69%
--------------------------------------------------------------------------------------------------------------------------------
          2012                 5            $38.56             12%            79%              13%                   82%
--------------------------------------------------------------------------------------------------------------------------------
          2013                 6            $34.08             11%            90%              11%                   93%
--------------------------------------------------------------------------------------------------------------------------------
          2014                 0             $0.00              0%            90%               0%                   93%
--------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             5            $25.33             10%           100%               8%                  100%
--------------------------------------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the 261 Fifth Avenue Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                      % OF TOTAL     ANNUALIZED
                              CREDIT RATING                            ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                 (FITCH/        TENANT                UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
        TENANT NAME           MOODY'S/S&P)       NRSF     % OF NRSF  BASE RENT ($)     BASE RENT    ($ PER NRSF)    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Richloom Home Fashions Corp.     --/--/--       28,489        7%       $810,218            6%          $28.44      04/30/2013
--------------------------------------------------------------------------------------------------------------------------------
Croscill Inc.                    --/--/--       38,271        9%       $606,936            5%          $15.86      10/31/2017
--------------------------------------------------------------------------------------------------------------------------------
Harounian Rugs                   --/--/--       15,063        4%       $684,978            5%          $45.47      11/30/2010
--------------------------------------------------------------------------------------------------------------------------------
Rogers Publishing Ltd.           --/--/--       19,173        4%       $630,792            5%          $32.90      08/31/2012
--------------------------------------------------------------------------------------------------------------------------------
Josie Accessories                --/--/--       19,125        4%       $614,869            5%          $32.15      02/28/2013
--------------------------------------------------------------------------------------------------------------------------------
Arlee Home Fashions              --/--/--       21,172        5%       $479,046            4%          $22.63      03/31/2007
--------------------------------------------------------------------------------------------------------------------------------
Tanner Companies                 --/--/--       13,511        3%       $497,205            4%          $36.80      07/31/2012
--------------------------------------------------------------------------------------------------------------------------------
Tumi                             --/--/--        7,257        2%       $418,874            3%          $57.72      05/31/2011
--------------------------------------------------------------------------------------------------------------------------------
Louis Homick & Co.               --/--/--       17,225        4%       $339,505            3%          $19.71      01/31/2007
--------------------------------------------------------------------------------------------------------------------------------
Maytex Mills Inc.                --/--/--       10,918        3%       $371,212            3%          $34.00      03/31/2008
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         190,204       44%     $5,453,633           42%          $28.67
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP         219,848       51%     $7,416,888           58%          $33.74        Various
--------------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP          24,186        6%             $0            0%           $0.00          NAP
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         434,238      100%     $12,870,521         100%          $31.39
--------------------------------------------------------------------------------------------------------------------------------

     ESCROWS AND RESERVES. Upon the failure to maintain an acceptable blanket insurance policy, the 261 Fifth Avenue Borrower is required to escrow 1/12 of the annual insurance premiums monthly. The 261 Fifth Avenue Borrower is required to escrow 1/12 of annual real estate taxes monthly. The amount shown is the current monthly collection. The 261 Fifth Avenue Borrower deposited $2,000,000 for tenant improvements and leasing commissions as up-front reserves on the closing date of the 261 Fifth Avenue Loan, and if at any time the funds on deposit fall below $1,000,000, the 261 Fifth Avenue Borrower must deposit monthly an amount equal to $166,666, up to a cap of $1,000,000 in the reserve account at any time. Upon the occurrence and continuance of a lockbox trigger period, the 261 Fifth Avenue Borrower is required to deposit monthly into a capital expenditures reserve an amount equal to $9,050, up to a cap of $220,000 in the reserve account at any time. A lockbox trigger period shall commence upon
(a) the occurrence of a loan default, and terminating upon the cure of such default; or (b) the date when the underwritable cash flow is less than
$8,500,000, and terminating when underwritable cash flow is equal to or greater than $8,500,000 for six consecutive calendar months.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
261 Fifth Avenue Loan.

                                      V-4

     PROPERTY MANAGEMENT. The 261 Fifth Avenue Property is managed by Jeffrey
Management Corp., which is an affiliate of the Feil Organization, the 261 Fifth
Avenue Loan's co-sponsor. The management agreement is subordinate to the 261
Fifth Avenue Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 261 Fifth Avenue Loan and the
261 Fifth Avenue Property is set forth on Appendix II hereto.

                                      V-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      V-6

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 2-30 - U-STORE-IT PORTFOLIO
--------------------------------------------------------------------------------

                     [U-STORE-IT PORTFOLIO PICTURES OMITTED]

                                      V-7

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 2-30 - U-STORE-IT PORTFOLIO
--------------------------------------------------------------------------------

                       [U-STORE-IT PORTFOLIO MAP OMITTED]

(1)  5500 NW 15TH STREET II, Margate, FL 33063
(2)  ECORSE ROAD, Romulus, MI 48174
(3)  115 AMSDELL ROAD, Merritt Island, FL 32952
(4)  2200 HERITAGE DRIVE, Lakeland, FL 33801
(5)  11400 EAST TAMIAMI TRAIL, Naples, FL 34113
(6)  SHAFFER STREET SE, Grand Rapids, MI 49512
(7)  BURLINGAME/PRAIRIE/PRIDE, Wyoming, MI 49509
(8)  1235 SOUTH MERIDIAN ROAD, Youngstown, OH 44511
(9)  950 NORTH TIPPECANOE, San Bernadino, CA 92410
(10) 802 WEST 40TH STREET I, San Bernadino, CA 92407
(11) 700 WEST 40TH STREET II, San Bernadino, CA 92407
(12) 9530 DAWNADELE AVENUE, Baton Rouge, LA 70809
(13) 708 MONTLIMAR PARK, Mobile, AL 36693
(14) CLEVELAND AVENUE, Fort Myers, FL 33901
(15) 8250 NORTH TAMIAMI TRAIL, Sarasota, FL 34243
(16) 349 WEST HILLSBORO BOULEVARD, Deerfield Beach, FL 33441
(17) 6100 WEST ATLANTIC AVENUE, Delray Beach, FL 33484
(18) 382 WEST HARDEN ST., Burlington, NC 27215
(19) 920 WEST CHATHAM ST., Cary, NC 27511
(20) 1089 EAST AVENUE, Streamwood, IL 60107
(21) 1004 SOUTH MILWAUKEE AVENUE NORTH, Wheeling, IL 60090
(22) 3380 NORTH POST ROAD, Indianapolis, IN 46226
(23) SOUTH MAIN STREET, East Windsor, CT 60880
(24) STONEBROOK PARKWAY, Frisco, TX 75034
(25) 30 WEST 330 BUTTERFIELD ROAD, Warrenville, IL 60555
(26) MILITARY TRAIL, Boynton Beach, FL 33436
(27) 409 SOUTH MCCLINTOCK DRIVE, Tempe, AZ 85281
(28) 1234 ROUTE 46 WEST, Clifton, NJ 07013
(29) 35 WINTHROP AVENUE, New Rochelle, NY 10801

                                      V-8

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 2-30 - U-STORE-IT PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $80,000,000

CUT-OFF DATE BALANCE:            $80,000,000

LOAN PURPOSE:                    Refinance

SHADOW RATING (MOODY'S/S&P):     NAP

FIRST PAYMENT DATE:              October 1, 2005

INTEREST RATE:                   4.960%

AMORTIZATION:                    Interest only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   September 1, 2012

EXPECTED MATURITY BALANCE:       $80,000,000

SPONSOR:                         U-Store-It, L.P.

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of August 4, 2008
                                 or 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without a penalty from and after June, 1 2012.

LOAN PER SF:                     $41.94

UP-FRONT RESERVES:               RE Taxes:            $775,888

                                 Insurance:           $78,190

                                 Deferred             $217,806

                                 Maintenance:

                                 Environmental:       $8,000

ONGOING RESERVES:                RE Tax:              $119,499/month

                                 Insurance(1):        $15,638/month

                                 Replacement:         Springing

                                 Excess Cash Flow:    Springing

LOCKBOX:                         Soft, Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Portfolio of 29 assets

PROPERTY TYPE:                   Self Storage

PROPERTY SUB-TYPE:               Self Storage

LOCATION:                        Various - 14 States

YEAR BUILT/RENOVATED:            Various

PERCENT LEASED(2):               83.1%

SQUARE FOOTAGE:                  1,907,338

THE COLLATERAL:                  29 self storage U-Store-It properties

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             YSI Management, LLC

MOST RECENT NET OP. INCOME:      $8,064,256

2ND MOST RECENT NET OP. INCOME:  $5,554,449

3RD MOST RECENT NET OP. INCOME:  $4,796,185

U/W NET OP. INCOME:              $8,703,240

U/W NET CASH FLOW:               $8,406,527

U/W OCCUPANCY:                   74.7%

APPRAISED VALUE:                 $127,440,000

CUT-OFF DATE LTV:                62.8%

MATURITY DATE LTV:               62.8%

DSCR:                            2.09x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)  If borrower maintains an approved blanket or umbrella policy, a monthly insurance reserve may not be required.

(2)  Percent Leased is based on the rent roll dated August 31, 2005.

THE U-STORE-IT PORTFOLIO LOAN

     THE LOAN. The second largest loan (the "U-Store-It Portfolio Loan") as evidenced by the Promissory Note (the "U-Store-It Portfolio Note") is secured by first priority fee mortgages and deeds of trust (collectively, the "U-Store-It
Portfolio Mortgages") encumbering 29 self storage U-Store-It facilities containing an aggregate of approximately 1,907,338 square feet located in 14 states (collectively, the "U-Store-It Portfolio Properties"). The U-Store-It
Portfolio Loan was originated on August 4, 2005 by or on behalf of LaSalle Bank
National Association.

     THE BORROWER. The borrower is Yasky LLC, a Delaware limited liability company (the "U-Store-It Portfolio Borrower") that owns no material assets other than the U-Store-It Portfolio Properties and related interests. The sponsor of the U-Store-It Portfolio Loan is U-Store-It, LP. U-Store-It, LP is the operating partnership of U-Store-It Trust. U-Store-It Trust (NYSE:YSI) is a real estate investment trust involved in the ownership, operation, acquisition and development of self storage facilities in the United States. According to
Self-Storage Almanac, U-Store-It Trust is the sixth largest owner and operator of self storage facilities in the United States.

                                      V-9

     THE PROPERTY. The U-Store-It Portfolio Properties consists of 29 individual self storage facilities located in 14 states. The U-Store-It Portfolio
Properties were constructed in various years and contain an aggregate of approximately 1,907,338 square feet and approximately 16,309 units.

------------------------------------------------------------------------------------------------------------------------------------
                                                      ALLOCATED      PROPERTY        OWNERSHIP   YEAR BUILT/    PERCENT     SQUARE
            PROPERTY                LOCATION         LOAN AMOUNT       TYPE           INTEREST    RENOVATED      LEASED     FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------

1234 Route 46 West             Clifton, NJ           $10,752,000    Self Storage       Fee          2001/NAP      84.3%    105,625
------------------------------------------------------------------------------------------------------------------------------------
349 West Hillsboro Boulevard   Deerfield Beach, FL   $4,975,000     Self Storage       Fee          2000/NAP      94.1%     57,770
------------------------------------------------------------------------------------------------------------------------------------
6100 West Atlantic Avenue      Delray Beach, FL      $4,600,000     Self Storage       Fee          2000/NAP      97.3%     68,531
------------------------------------------------------------------------------------------------------------------------------------
11400 East Tamiami Trail       Naples, FL            $3,900,000     Self Storage       Fee          1980/NAP      80.4%     80,709
------------------------------------------------------------------------------------------------------------------------------------
8250 North Tamiami Trail       Sarasota, FL          $3,900,000     Self Storage       Fee          1996/NAP      90.2%     70,788
------------------------------------------------------------------------------------------------------------------------------------
Cleveland Avenue               Fort Myers, FL        $3,750,000     Self Storage       Fee          1998/NAP      94.6%     68,092
------------------------------------------------------------------------------------------------------------------------------------
35 Winthrop Avenue             New Rochelle, NY      $3,226,000     Self Storage       Fee         1951/1998      93.6%     48,864
------------------------------------------------------------------------------------------------------------------------------------
115 Amsdell Road               Merritt Island, FL    $2,900,000     Self Storage       Fee      1975, 2000/NAP    96.4%     50,523
------------------------------------------------------------------------------------------------------------------------------------
Stonebrook Parkway             Frisco, TX            $2,675,000     Self Storage       Fee          1996/NAP      78.9%     51,079
------------------------------------------------------------------------------------------------------------------------------------
2200 Heritage Drive            Lakeland, FL          $2,575,000     Self Storage       Fee          1988/NAP      98.6%     49,111
------------------------------------------------------------------------------------------------------------------------------------
5500 NW 15th Street II         Margate, FL           $2,530,000     Self Storage       Fee          1979/NAP      91.8%     55,677
------------------------------------------------------------------------------------------------------------------------------------
Military Trail                 Boynton Beach, FL     $2,500,000     Self Storage       Fee          2001/NAP      92.2%     62,276
------------------------------------------------------------------------------------------------------------------------------------
30 West 330 Butterfield Road   Warrenville, IL       $2,300,000     Self Storage       Fee       1977, 1989/NAP   91.2%     46,728
------------------------------------------------------------------------------------------------------------------------------------
Burlingame/Priarie/Pride       Wyoming, MI           $2,250,000     Self Storage       Fee  1975, 1978, 1987/NAP  83.9%     91,212
------------------------------------------------------------------------------------------------------------------------------------
700 West 40th Street II        San Bernardino, CA    $2,250,000     Self Storage       Fee          1989/NAP      81.8%     41,781
------------------------------------------------------------------------------------------------------------------------------------
409 South McClintock Drive     Tempe, AZ             $2,176,000     Self Storage       Fee          1973/NAP      83.4%     54,520
------------------------------------------------------------------------------------------------------------------------------------
1004 South Milwaukee Avenue    Wheeling, IL          $2,150,000     Self Storage       Fee          1996/NAP      66.1%     54,900
------------------------------------------------------------------------------------------------------------------------------------
9530 Dawnadele Avenue          Baton Rouge, LA       $2,150,000     Self Storage       Fee      1960, 1995/1995   83.2%     71,532
------------------------------------------------------------------------------------------------------------------------------------
920 West Chatham Street        Cary, NC              $2,100,000     Self Storage       Fee          1993/NAP      80.9%    111,110
------------------------------------------------------------------------------------------------------------------------------------
3380 North Post Road           Indianapolis, IN      $2,000,000     Self Storage       Fee          1975/NAP      80.2%     73,693
------------------------------------------------------------------------------------------------------------------------------------
1235 South Meridian Road       Youngstown, OH        $1,952,000     Self Storage       Fee          1980/NAP      90.9%     66,700
------------------------------------------------------------------------------------------------------------------------------------
382 West Harden Street         Burlington, NC        $1,925,000     Self Storage       Fee          1990/NAP      87.4%    110,202
------------------------------------------------------------------------------------------------------------------------------------
802 West 40th Street I         San Bernardino, CA    $1,800,000     Self Storage       Fee          1986/NAP      73.4%     35,857
------------------------------------------------------------------------------------------------------------------------------------
Shaffer Street Southeast       Grand Rapids, MI      $1,700,000     Self Storage       Fee       1975-1979/NAP    76.3%     88,091
------------------------------------------------------------------------------------------------------------------------------------
708 Montlimar Park             Mobile, AL            $1,650,000     Self Storage       Fee          1960/NAP      59.9%    106,910
------------------------------------------------------------------------------------------------------------------------------------
7950 North Tippecanoe          San Bernardino, CA    $1,536,000     Self Storage       Fee          1987/NAP      88.5%     32,102
------------------------------------------------------------------------------------------------------------------------------------
South Main Street              East Windsor, CT      $1,280,000     Self Storage       Fee          1986/NAP      59.9%     46,100
------------------------------------------------------------------------------------------------------------------------------------
1089 East Avenue               Streamwood, IL        $1,250,000     Self Storage       Fee          1996/NAP      71.1%     64,505
------------------------------------------------------------------------------------------------------------------------------------
Ecorse Road                    Romulus, MI           $1,248,000     Self Storage       Fee       1996-1998/NAP    72.6%     42,350
------------------------------------------------------------------------------------------------------------------------------------

     ESCROWS AND RESERVES. The U-Store-It Portfolio Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums (at lender's option if an approved blanket or umbrella policy is not in place) monthly
(currently $775,888 and $78,190, respectively). If, among other things, (i) an event of default under the U-Store-It Portfolio Loan has occurred and is continuing, (ii) the DSCR for the prior 12-month period falls below 1.15x, or
(iii) failure of borrower to demonstrate that budget amounts are being regularly expended, the U-Store-It Portfolio Borrower is required to deposit on a monthly basis into a replacement reserve account an amount equal to (A) the aggregate square footage of all improvements at the U-Store-It Portfolio Properties after giving effect to any release or substitution times (B) $0.15, divided by 12. The replacement reserve monthly deposit will be adjusted following the release of an individual property or following the release and substitution of an individual property. Lastly, upon the occurrence of a U-Store-It Cash Management Trigger
Event, all excess cash flow shall be deposited into an excess cash reserve account. A U-Store-It Cash Management Trigger Event is the occurrence of (a) an event of default under the U-Store-It Portfolio Loan; (b) U-Store-It Portfolio
Borrower or manager is the subject of a bankruptcy action; or (c) the DSCR is less than 1.15x for a trailing 12-month period. The lockbox will be in place until the U-Store-It Portfolio Loan has been paid in full.

     LOCKBOX AND CASH MANAGEMENT. A soft lockbox is in place with respect to the
U-Store-It Portfolio Loan. A hard lockbox will be established if a U-Store-It
Cash Management Trigger Event occurs.

     PROPERTY MANAGEMENT. The U-Store-It Portfolio Properties are managed by YSI
Management LLC, which is an affiliate of the U-Store-It Portfolio Borrower and the U-Store-It Portfolio Loan's sponsor. YSI Management LLC manages 329 self storage facilities totaling approximately 170,000 storage units. The management agreement is subordinate to the U-Store-It Portfolio Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

                                      V-10

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. From and after the second anniversary of the closing date of the securitization, provided no event of default is then continuing under the U-Store-It Portfolio Loan, the U-Store-It Portfolio Borrower may
obtain the release of one or more of the U-Store-It Portfolio Properties by defeasing with permitted government securities individual properties comprising the U-Store-It Portfolio, subject to the satisfaction of certain requirements, including, (i) unless the U-Store-It Portfolio Loan is defeased in full, the
DSCR on properties then remaining in the U-Store-It Portfolio Properties for the prior 12-month period (after giving effect to such defeasance) is at least equal to the DSCR on the properties in the U-Store-It Portfolio Properties for the prior 12-month period (prior to giving effect to such defeasance), (ii) delivery of defeasance collateral sufficient that provides payments on a portion of the
U-Store-It Portfolio Loan equal to 125% of the allocated loan amount for the released property, and (iii) written confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the certificates.

     Additionally, the U-Store-It Portfolio Loan permits the U-Store-It Borrower at any time to replace any of the related mortgaged properties with a substitute property, subject to the satisfaction of certain conditions, including, among other things, (i) the property to be substituted is (a) to be used primarily for self storage and related uses, (ii) has a fair market value no less than the greater of the fair market value of the property to be replaced on the date of origination or immediately prior to the substitution, (iii) the DSCR for the prior 12-month period based on the remaining properties and the substitute properties is not less than the DSCR for the prior 12-month period immediately prior to the substitution, and (iv) the lender has received confirmation from each rating agency that the substitution would not cause the downgrade, withdrawal or qualification of any rating then assigned to any outstanding certificates.

     Certain additional information regarding the U-Store-It Portfolio Loan and the U-Store-It Portfolio Property is set forth on Appendix II hereto.

                                      V-11

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      V-12

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 31 - HILLTOP MALL
--------------------------------------------------------------------------------

                         [HILLTOP MALL PICTURES OMITTED]

                                      V-13

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 31 - HILLTOP MALL
--------------------------------------------------------------------------------

                           [HILLTOP MALL MAP OMITTED]

                                      V-14

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 31 - HILLTOP MALL
--------------------------------------------------------------------------------

                           [HILLTOP MALL MAP OMITTED]

                                      V-15

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 31 - HILLTOP MALL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $64,350,000

CUT-OFF DATE BALANCE:            $64,350,000

LOAN PURPOSE:                    Acquisition

SHADOW RATING (MOODY'S/S&P):     NAP/BBB-

FIRST PAYMENT DATE:              August 8, 2005

INTEREST RATE:                   4.990%

AMORTIZATION:                    Interest only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   July 8, 2012

EXPECTED MATURITY BALANCE:       $64,350,000

SPONSORS:                        General Motors Asset Management and The Mills
                                 Corporation

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of June 9, 2008 or
                                 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without a premium from and after April 8, 2012.

LOAN PER SF:                     $114.01

UP-FRONT RESERVES:               None

ONGOING RESERVES:                Cap Ex:              Springing

                                 RE Tax:              Springing

                                 Insurance:           Springing

                                 TI/LC:               Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Anchored

LOCATION:                        Richmond, CA

YEAR BUILT/RENOVATED:            1976/1998

PERCENT LEASED(1):               92.0%

SQUARE FOOTAGE:                  564,410

THE COLLATERAL:                  Two-story regional shopping center

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             MillsServices Corp.

MOST RECENT NET OP. INCOME:      $6,802,985

2ND MOST RECENT NET OP. INCOME:  $6,767,394

3RD MOST RECENT NET OP. INCOME:  $6,147,498

U/W NET OP. INCOME:              $8,560,140

U/W NET CASH FLOW:               $8,241,263

U/W OCCUPANCY:                   92.0%

APPRAISED VALUE:                 $109,800,000

CUT-OFF DATE LTV:                58.6%

MATURITY DATE LTV:               58.6%

DSCR:                            2.53x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the rent roll dated April 7, 2005 and includes an executed lease for Wal-Mart. Percent Leased is based on the collateral
     SF only.

THE HILLTOP MALL LOAN

     THE LOAN. The third largest loan (the "Hilltop Mall Loan") as evidenced by the Promissory Note (the "Hilltop Mall Note") is secured by a first priority fee
Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture
Filing (the "Hilltop Mall Mortgage") encumbering the 564,410 square foot regional shopping center known as Hilltop Mall, located in Richmond, California
(the "Hilltop Mall Property"). The Hilltop Mall Loan was originated on June 9,
2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Richmond Associates LLC, a Delaware limited liability company (the "Hilltop Mall Borrower") that owns no material asset other than the Hilltop Mall Property and related interests. The Hilltop Mall
Borrower is a joint venture between General Motors Asset Management and The
Mills Corporation, the sponsors of the Hilltop Mall Loan. The Mills Corporation
(NYS: MLS) is a retail real estate investment trust that owns, develops, leases, manages and markets a portfolio of 42 retail and entertainment destination centers totaling 51 million square feet. General Motors Asset Management is a major institutional owner of real estate, with holdings in excess of $6.5 billion. Its retail holdings include over 10 major regional shopping centers throughout the United States.

                                      V-16

     THE PROPERTY. The Hilltop Mall Property is located in Richmond, California, at 2200 Hilltop Mall Road in Contra Costa County, the third largest of San
Francisco's ten Bay Area counties, approximately 15 miles northeast of San
Francisco and 12 miles north of Oakland. The Hilltop Mall Property was originally constructed in 1976 and renovated in 1998. It consists of a two-story enclosed mall with four anchor buildings containing a gross leasable area of
1,082,400 square feet, of which 564,410 square feet is collateral for the
Hilltop Mall Loan. The Hilltop Mall Property is situated on approximately 77.65 acres and includes 6,500 parking spaces. The Hilltop Mall Property is anchored by Macy's, JC Penney and Sears, which are not part of the collateral for the
Hilltop Mall Loan. Wal-Mart has executed a lease for the vacant anchor space.
Wal-Mart plans on opening in 2006 pending final approval of the amended reciprocal easement agreement in connection with its lease. JC Penney has terminated its operating covenant due to sales volume effective December 21,
2005. JC Penney has had preliminary discussions with Mills to remain and operate in its current space for the next five years during which it will strategize with Mills to downsize its space into a smaller store format to increase efficiency.

--------------------------------------------------------------------------------------------------------------------------------
                                                         CREDIT RATING OF
                                                          PARENT COMPANY                     COLLATERAL    OPERATING COVENANT
         ANCHOR              PARENT COMPANY             (FITCH/MOODY'S/S&P)       GLA         INTEREST         EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Macy's                Federated Department Stores, Inc.     --/Baa1/BBB         195,335            No         08/26/1996
--------------------------------------------------------------------------------------------------------------------------------
Wal-Mart(1)           Wal-Mart Stores, Inc.                  AA/Aa2/AA          190,200            Yes            None
--------------------------------------------------------------------------------------------------------------------------------
JC Penney             J. C. Penney Company, Inc.            BB+/Ba1/BB+         187,730            No         08/04/1996
--------------------------------------------------------------------------------------------------------------------------------
Sears                 Sears Holdings Corporation            BB/Baa1/BB+         134,925            No         08/26/1996
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                           708,190
--------------------------------------------------------------------------------------------------------------------------------

(1)  Wal-Mart and Richmond Associates LLC have executed a lease. Wal-Mart is expected to open in 2006 pending approval of the amended REA.

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE     CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES     TOTAL BASE RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING         REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

         Vacant               16            $0.00               8%             8%               0%                   0%
--------------------------------------------------------------------------------------------------------------------------------
          MTM                 13            $0.00               0%             8%               0%                   0%
--------------------------------------------------------------------------------------------------------------------------------
          2005                15            $6.56               5%            13%               2%                   2%
--------------------------------------------------------------------------------------------------------------------------------
          2006                25           $22.58               7%            20%              12%                  14%
--------------------------------------------------------------------------------------------------------------------------------
          2007                24           $19.48               8%            28%              12%                  27%
--------------------------------------------------------------------------------------------------------------------------------
          2008                30           $22.41              11%            39%              19%                  46%
--------------------------------------------------------------------------------------------------------------------------------
          2009                20           $29.67               6%            45%              14%                  59%
--------------------------------------------------------------------------------------------------------------------------------
          2010                13           $24.15               5%            50%               8%                  68%
--------------------------------------------------------------------------------------------------------------------------------
          2011                 8           $16.55              10%            60%              13%                  81%
--------------------------------------------------------------------------------------------------------------------------------
          2012                 2           $29.99               1%            61%               1%                  82%
--------------------------------------------------------------------------------------------------------------------------------
          2013                 3           $20.39               1%            62%               2%                  84%
--------------------------------------------------------------------------------------------------------------------------------
          2014                 6           $24.49               3%            65%               5%                  89%
--------------------------------------------------------------------------------------------------------------------------------
    2015 & Beyond(1)           8            $4.16              35%           100%              11%                 100%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Wal-Mart and Richmond Associates LLC have executed a lease. Wal-Mart is expected to open in 2006 pending approval of the amended REA. Table assumes expiration date of January 31, 2021 which is an estimate based on lease start date in 2006.

                                      V-17

     The following table presents certain information relating to the major tenants at the Hilltop Mall Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                                        ANNUALIZED    % OF TOTAL     ANNUALIZED
                           CREDIT RATING                               UNDERWRITTEN   ANNUALIZED    UNDERWRITTEN
                              (FITCH/         TENANT                    BASE RENT    UNDERWRITTEN     BASE RENT       LEASE
      TENANT NAME         MOODY'S/S&P)(1)      NRSF       % OF NRSF        ($)         BASE RENT    ($ PER NRSF)    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Wal-Mart(2)                  AA/Aa2/AA       190,200         34%        $717,824          10%           $3.77      01/31/2020
--------------------------------------------------------------------------------------------------------------------------------
24 Hour Fitness Magic        --/--/--         40,383          7%        $593,432           8%          $14.70      01/31/2011
--------------------------------------------------------------------------------------------------------------------------------
Fashion $5(3)                --/--/--          8,802          2%              $0           0%           $0.00      01/31/2008
--------------------------------------------------------------------------------------------------------------------------------
Home Designs and Elec        --/--/--          8,677          2%        $108,000           1%          $12.45      02/28/2007
--------------------------------------------------------------------------------------------------------------------------------
Lane Bryant                  -/B2/BB-          6,163          1%         $37,380           1%           $6.07      01/31/2008
--------------------------------------------------------------------------------------------------------------------------------
East Bay Physical Therapy    --/--/--          6,082          1%        $110,000           1%          $18.09      02/28/2014
--------------------------------------------------------------------------------------------------------------------------------
Lenscrafters                --/Caa1/--         5,567          1%         $89,088           1%          $16.00      01/31/2011
--------------------------------------------------------------------------------------------------------------------------------
Anchor Blue                  --/--/--          5,510          1%         $82,650           1%          $15.00      01/31/2011
--------------------------------------------------------------------------------------------------------------------------------
Forever 21                   --/--/--          5,500          1%         $82,500           1%          $15.00      01/31/2010
--------------------------------------------------------------------------------------------------------------------------------
Limited Too(4)              --/Baa2/BBB        5,307          1%              $0           0%           $0.00      01/31/2007
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       282,191         50%       $1,820,874         24%           $6.45
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Other Tenants                   NAP          236,915         42%       $5,634,829         76%          $23.78       Various
--------------------------------------------------------------------------------------------------------------------------------
Vacant Space                    NAP           45,304          8%              $0           0%           $0.00         NAP
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       564,410        100%       $7,455,703        100%          $14.36
--------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Wal-Mart and Richmond Associates LLC have executed a lease. Wal-Mart is expected to open in 2006 pending approval of the amended REA. Table assumes expiration date of January 31, 2021 which is an estimate based on a lease start date in 2006.

(3)  Fashion $5 is budgeted to pay a percentage rent of $15,756 in 2005.

(4)  Limited Too is budgeted to pay a percentage rent of $62,892 in 2005.

     ESCROWS AND RESERVES. Upon the occurrence and continuance of a lockbox trigger period, the Hilltop Mall Borrower is required to deposit (a) all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly; (b) $31,184 monthly into a TI/LC reserve; and (c) 9,407 monthly into a Cap Ex reserve. If one or both of The Mills Limited Partnership, a Delaware limited partnership (the "Mills LP"), and GMPTS Limited Partnership, a Delaware limited partnership (the "GMPTS LP") owns 25% or more of the direct or indirect interests in and controls the Hilltop Mall Borrower, a lockbox trigger period shall commence upon the occurrence of a loan default and terminate upon the cure of such default. If neither the Mills LP or the GMPTS LP owns at least a 25% direct or indirect interest in and controls the Hilltop Mall
Borrower, a lockbox trigger period shall commence upon (a) the occurrence of a loan default, and terminating upon the cure of such default; or (b) the date when the underwritable cash flow is less than $6,700,000, and terminating when underwritable cash flow is equal to or greater than $6,700,000 for six consecutive calendar months.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Hilltop Mall Loan.

     PROPERTY MANAGEMENT. The Hilltop Mall Property is managed by MillsServices
Corp., which is an affiliate of The Mills Corporation, the Hilltop Mall Loan's co-sponsor. The management agreement is subordinate to the Hilltop Mall Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The Hilltop Mall Borrower may
obtain mezzanine financing, provided the mezzanine financing satisfies certain conditions, including (i) such indebtedness when added to the then outstanding balance of the Hilltop Mall Loan does not cause the LTV to exceed 75% (ii) as of the date the mezzanine financing is advanced, the underwriteable cash flow is equal to or greater than the underwriteable cash flow as of the closing date of the Hilltop Mall Loan, (iii) the additional debt lender enters into an acceptable intercreditor agreement, and (iv) delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the additional debt.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Hilltop
Mall Borrower may obtain additional financing on a pari passu basis with, or subordinate to, the Hilltop Mall Loan, provided the financing satisfies certain conditions, including (i) such indebtedness when added to the then outstanding balance of the Hilltop Mall Loan does not cause the LTV to exceed 75%, (ii) as of the date the additional debt is advanced, the underwriteable cash flow is equal to or greater than the underwriteable cash flow as of the closing date of the Hilltop Mall Loan, (iii) the additional debt lender enters into a co-lender or subordination and standstill agreement, and (iv) delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities or any shadow rating applicable to the Hilltop Mall Loan on account of the additional debt.

                                      V-18

     RELEASE OF PARCELS. The Hilltop Mall Borrower may obtain a release of a designated, unimproved outparcel, without any required prepayment of the Hilltop
Mall Loan, provided the Hilltop Mall Borrower satisfies certain conditions, including (i) the DSCR after release will not be less than the DSCR immediately preceding the release, and (ii) the delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the release.

     Certain additional information regarding the Hilltop Mall Loan and the
Hilltop Mall Property is set forth on Appendix II hereto.

                                      V-19

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      V-20

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 32 - QUAKERBRIDGE PLAZA
--------------------------------------------------------------------------------

                      [QUAKERBRIDGE PLAZA PICTURES OMITTED]

                                      V-21

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 32 - QUAKERBRIDGE PLAZA
--------------------------------------------------------------------------------

                        [QUAKERBRIDGE PLAZA MAP OMITTED]

                                      V-22

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 32 - QUAKERBRIDGE PLAZA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $51,600,000

CUT-OFF DATE BALANCE:            $51,600,000

LOAN PURPOSE:                    Acquisition

SHADOW RATING (MOODY'S/S&P):     NAP

FIRST PAYMENT DATE:              May 7, 2005

INTEREST RATE:                   5.370%

AMORTIZATION:                    Interest only through April 7, 2008. Principal
                                 and interest payments of $288,784.34 beginning
                                 May 7, 2008 through maturity.

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   April 7, 2015

EXPECTED MATURITY BALANCE:       $46,111,581

SPONSORS:                        George Comfort & Sons and Loeb Realty Partners

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of March 21, 2009
                                 or 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without a premium from and after January 7,
                                 2015.

LOAN PER SF:                     $120.92

UP-FRONT RESERVES:               Deferred Maintenance:    $517,650

ONGOING RESERVES:                Replacement:             $7,113/month

                                 RE Tax:                  $113,696/month

                                 Excess Cash Flow(1):     Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Suburban

LOCATION:                        Hamilton, NJ

YEAR BUILT/RENOVATED:            1981, 1985, 1986 and 2003/NAP

PERCENT LEASED(2):               98.8%

SQUARE FOOTAGE:                  426,722

THE COLLATERAL:                  12 low-rise office buildings

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             George Comfort & Sons, Inc.

MOST RECENT NET OP. INCOME:      $5,508,925

2ND MOST RECENT NET OP. INCOME:  $5,155,939

3RD MOST RECENT NET OP. INCOME:  $5,331,356

U/W NET OP. INCOME:              $4,965,024

U/W NET CASH FLOW:               $4,363,346

U/W OCCUPANCY:                   90.7%

APPRAISED VALUE:                 $64,500,000

CUT-OFF DATE LTV:                80.0%

MATURITY DATE LTV:               71.5%

DSCR:                            1.55x

POST IO DSCR:                    1.26x
--------------------------------------------------------------------------------

(1)  A cash flow sweep begins on June 30, 2011, capped at $3,400,000, to address the December 31, 2012 State of New Jersey lease roll. See the Escrows and
     Reserves section below for details.

(2)  Percent Leased is based on the rent roll dated August 3, 2005.

THE QUAKERBRIDGE PLAZA LOAN

     THE LOAN. The fourth largest loan (the "Quakerbridge Plaza Loan") as evidenced by the Promissory Note (the "Quakerbridge Note") is secured by a first priority fee Mortgage, Security Agreement, Financing Statement, Fixture Filing
and Assignment of Leases, Rents and Security Deposits (the "Quakerbridge Plaza
Mortgage") encumbering the 426,722 square foot office park known as Quakerbridge
Plaza, located in Hamilton, New Jersey (the "Quakerbridge Plaza Property"). The
Quakerbridge Plaza Loan was originated on March 21, 2005 by or on behalf of
Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Quakerbridge Partners, L.L.C., a Delaware limited liability company (the "Quakerbridge Plaza Borrower") that owns no material asset other than the Quakerbridge Plaza Property and related interests.
The Quakerbridge Plaza Borrower is a subsidiary of George Comfort & Sons and
Loeb Realty Partners, the sponsors of the Quakerbridge Plaza Loan. George
Comfort & Sons, Inc. currently manages 8,000,000 square feet of commercial property. Loeb Realty Partners is a privately held real estate company whose current portfolio includes more than 12,000,000 square feet of income-producing investments.

                                      V-23

     THE PROPERTY. The Quakerbridge Plaza Property is located in Hamilton, New
Jersey, at the corner of Quakerbridge Plaza Drive and Quaker Bridge Road. The
Quakerbridge Plaza Property is located in Mercer County, Central New Jersey and was originally constructed in phases in 1981, 1985, 1986 and 2003. It consists of 12 low-rise office buildings, with a total of 426,722 square feet. There are four three-story and eight one-story buildings.

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE     CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES    TOTAL BASE RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING      ROLLING         REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

         Vacant                1             $0.00              1%             1%                0%                   0%
--------------------------------------------------------------------------------------------------------------------------------
          MTM                  2             $0.00              2%             3%                0%                   0%
--------------------------------------------------------------------------------------------------------------------------------
          2005                 1            $11.00              1%             4%                0%                   0%
--------------------------------------------------------------------------------------------------------------------------------
          2006                 3            $13.72              2%             6%                2%                   2%
--------------------------------------------------------------------------------------------------------------------------------
          2007                 2            $13.20              1%             7%                1%                   3%
--------------------------------------------------------------------------------------------------------------------------------
          2008                 1            $14.35              1%             8%                1%                   4%
--------------------------------------------------------------------------------------------------------------------------------
          2009                 0             $0.00              0%             8%                0%                   4%
--------------------------------------------------------------------------------------------------------------------------------
          2010                 0             $0.00              0%             8%                0%                   4%
--------------------------------------------------------------------------------------------------------------------------------
          2011                 1            $17.50              1%             8%                2%                   6%
--------------------------------------------------------------------------------------------------------------------------------
          2012                 1            $13.90             91%            99%               93%                  99%
--------------------------------------------------------------------------------------------------------------------------------
          2013                 0             $0.00              0%            99%                0%                  99%
--------------------------------------------------------------------------------------------------------------------------------
          2014                 0             $0.00              0%            99%                0%                  99%
--------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             1            $15.18              1%           100%                1%                 100%
--------------------------------------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the Quakerbridge Plaza Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                                        ANNUALIZED    % OF TOTAL     ANNUALIZED
                           CREDIT RATING                               UNDERWRITTEN   ANNUALIZED    UNDERWRITTEN
                              (FITCH/         TENANT                    BASE RENT    UNDERWRITTEN     BASE RENT       LEASE
      TENANT NAME         MOODY'S/S&P)(1)      NRSF       % OF NRSF        ($)         BASE RENT    ($ PER NRSF)   EXPIRATION(2)
--------------------------------------------------------------------------------------------------------------------------------

State of New Jersey         AA-/Aa3/AA       387,329         91%       $5,383,873         93%          $13.90      12/31/2012
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       387,329         91%       $5,383,873         93%          $13.90
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Other Tenants                   NAP           34,318          8%         $400,896          7%          $11.68        Various
--------------------------------------------------------------------------------------------------------------------------------
Vacant Space                    NAP            5,075          1%               $0          0%           $0.00          NAP
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       426,722        100%       $5,784,769        100%          $13.72
--------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. The Quakerbridge Plaza Borrower is required to escrow
1/12 of annual real estate taxes monthly. The amount shown is the current monthly collection. Beginning June 30, 2011, the Quakerbridge Plaza Borrower is
required to deposit monthly excess cash flow into the State of New Jersey
Leasing Reserve Account until (A) the earlier of (i) the funds in the account equal $3,400,000 or (ii) the State of New Jersey or a new tenant leases all or a portion of the space currently leased by the State of New Jersey, which new or renewed lease cannot expire prior to April 7, 2017. In the case of a partial renewal, funds on deposit in the reserve account must equal at least $3,400,000 multiplied by a fraction, the denominator of which is the entire square footage of the State of New Jersey leased space and the numerator is the portion of the square footage not leased and (B) the DSCR is at least 1.27x.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Quakerbridge Plaza Loan. The lockbox will be in place until the Quakerbridge
Plaza Loan has been paid in full.

     PROPERTY MANAGEMENT. The Quakerbridge Plaza Property is managed by George
Comfort & Sons, Inc., which is an affiliate of the Quakerbridge Plaza Loan's sponsor. The management agreement is subordinate to the Quakerbridge Plaza Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The members of
Loeb-Quakerbridge LLC, the immediate parent of Quakerbridge Plaza Borrower and
Comfort-Quakerbridge LLC (together, the "Borrowing Entity") may lend up to
$5,000,000 of the unsecured debt to the Borrowing Entity so long as such indebtedness is (i) unsecured, (ii) subordinate to the Quakerbridge Plaza Loan,
(iii) subject to a standstill agreement absolutely prohibiting any exercise of remedies in connection with such indebtedness until the Quakerbridge Plaza Loan is repaid, and (iv) used solely for capital improvements or tenant improvements made by the Quakerbridge Plaza Borrower, leasing commissions or debt service payments.

                                      V-24

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Under its
purchase agreement, the Quakerbridge Plaza Borrower owes Quakerbridge Plaza -
Office Complex, LLC; Quakerbridge Plaza II, LLC; and Quakerbridge Plaza III, LLC
$2,000,000. This payment obligation is subordinate to the Quakerbridge Plaza
Loan.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Quakerbridge Plaza Loan and the Quakerbridge Plaza Property is set forth on Appendix II hereto.

                                      V-25

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      V-26

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 33 - CROWN RIDGE AT FAIR OAKS
--------------------------------------------------------------------------------

                   [CROWN RIDGE AT FAIR OAKS PICTURES OMITTED]

                                      V-27

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 33 - CROWN RIDGE AT FAIR OAKS
--------------------------------------------------------------------------------

                     [CROWN RIDGE AT FAIR OAKS MAP OMITTED]

                                      V-28

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 33 - CROWN RIDGE AT FAIR OAKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $42,000,000

CUT-OFF DATE BALANCE:            $42,000,000

LOAN PURPOSE:                    Acquisition

SHADOW RATING (MOODY'S/S&P)      NAP

FIRST PAYMENT DATE:              November 1, 2005

INTEREST RATE:                   5.350%

AMORTIZATION:                    Interest only through October 1, 2008.
                                 Principal and interest payments of $234,534.00
                                 beginning November 1, 2008 through maturity.

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   October 1, 2015

EXPECTED MATURITY BALANCE:       $37,521,242

SPONSORS:                        Andrew J. Czekaj; Andreas Kohm and Joachim Kohm

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of November 1,
                                 2008 or 2 years after the REMIC "start-up"
                                 date. In connection with any voluntary
                                 prepayment, the borrower must pay a premium
                                 equal to the greater of a yield maintenance
                                 premium or 1% of the principal balance
                                 thereafter. Prepayable without penalty from and
                                 after August 1, 2015.

LOAN PER SF:                     $219.62

UP-FRONT RESERVES:               RE Taxes:          $154,319

ONGOING RESERVES:                RE Taxes:          $36,591

                                 Insurance:         Springing

                                 TI/LC:             Springing

LOCKBOX:                         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Suburban

LOCATION:                        Fairfax, VA

YEAR BUILT/RENOVATED:            1989/NAP

PERCENT LEASED(1):               100.0%

SQUARE FOOTAGE:                  191,237

THE COLLATERAL:                  8-story multi-tenant office building

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Cambridge Asset Advisors Limited Partnership

MOST RECENT NET OP. INCOME:      $4,010,724

2ND MOST RECENT NET OP. INCOME:  $3,672,366

3RD MOST RECENT NET OP. INCOME:  $3,768,336

U/W NET OP. INCOME:              $3,641,622

U/W NET CASH FLOW:               $3,395,437

U/W OCCUPANCY:                   94.2%

APPRAISED VALUE:                 $59,000,000

CUT-OFF DATE LTV:                71.2%

MATURITY DATE LTV:               63.6%

DSCR:                            1.49x

POST IO DSCR:                    1.21x
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the rent roll dated September 29, 2005.

THE CROWN RIDGE AT FAIR OAKS LOAN

     THE LOAN. The fifth largest loan (the "Crown Ridge at Fair Oaks Loan") as evidenced by the Secured Promissory Note (the "Crown Ridge at Fair Oaks Note")
is secured by a first priority fee Deed of Trust, Security Agreement and
Assignment of Rents (the "Crown Ridge at Fair Oaks Mortgage") encumbering the
191,237 square foot suburban office building known as Crown Ridge at Fair Oaks, located in Fairfax, Virginia (the "Crown Ridge at Fair Oaks Property"). The
Crown Ridge at Fair Oaks Loan was originated on September 29, 2005 by or on behalf of Principal Commercial Funding, LLC.

     THE BORROWER. The borrower is 1211 Connecticut Avenue Associates TIC LLC, a
Delaware limited liability company (50.0%) and Sullyfield Circle TIC LLC, a
Delaware limited liability company (50.0%), as tenants in common (collectively, the "Crown Ridge at Fair Oaks Borrower") that own no material asset other than the Crown Ridge at Fair Oaks Property and related interests. Andrew J. Czekaj
(0.25% ownership interest in the Crown Ridge at Fair Oaks Property), Andreas
Kohm (49.5% ownership interest in the Crown Ridge at Fair Oaks Property), and
Joachim Kohm (49.5% ownership interest in the Crown Ridge at Fair Oaks Property)
are the sponsors of the Crown Ridge at Fair Oaks Loan.

                                      V-29

     THE PROPERTY. The property (the "Crown Ridge at Fair Oaks Property") is located in Fairfax, Virginia, at 4035 Ridge Top Road. The Crown Ridge at Fair
Oaks Property was originally constructed in 1989. It consists of a 191,237 square foot, 8-story multi-tenant office property. The Crown Ridge at Fair Oaks
Property is situated on approximately 6.78 acres and includes 695 parking spaces.

----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------

                      # OF        AVERAGE BASE      % OF TOTAL                                                 CUMULATIVE % OF
                     LEASES        RENT PER SF      SQUARE FEET    CUMULATIVE %     % OF TOTAL BASE RENTAL       TOTAL RENTAL
      YEAR           ROLLING         ROLLING          ROLLING      OF SF ROLLING       REVENUES ROLLING        REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------

     Vacant             0             $0.00             0%               0%                   0%                       0%
----------------------------------------------------------------------------------------------------------------------------------
       MTM              0             $0.00             0%               0%                   0%                       0%
----------------------------------------------------------------------------------------------------------------------------------
      2005              0             $0.00             0%               0%                   0%                       0%
----------------------------------------------------------------------------------------------------------------------------------
      2006              0             $0.00             0%               0%                   0%                       0%
----------------------------------------------------------------------------------------------------------------------------------
      2007              1            $21.63             1%               1%                   0%                       0%
----------------------------------------------------------------------------------------------------------------------------------
      2008              0             $0.00             0%               1%                   0%                       0%
----------------------------------------------------------------------------------------------------------------------------------
      2009              3            $24.12            13%              14%                  11%                      11%
----------------------------------------------------------------------------------------------------------------------------------
      2010              2            $29.35            86%             100%                  89%                     100%
----------------------------------------------------------------------------------------------------------------------------------
      2011              0             $0.00             0%             100%                   0%                     100%
----------------------------------------------------------------------------------------------------------------------------------
      2012              0             $0.00             0%             100%                   0%                     100%
----------------------------------------------------------------------------------------------------------------------------------
      2013              0             $0.00             0%             100%                   0%                     100%
----------------------------------------------------------------------------------------------------------------------------------
      2014              0             $0.00             0%             100%                   0%                     100%
----------------------------------------------------------------------------------------------------------------------------------
  2015 & Beyond         0             $0.00             0%             100%                   0%                     100%
----------------------------------------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the Crown Ridge at Fair Oaks Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL     ANNUALIZED
                                  CREDIT RATING                         ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                     (FITCH/       TENANT     % OF     UNDERWRITTEN   UNDERWRITTEN     BASE RENT        LEASE
          TENANT NAME            MOODY'S/S&P)(1)     NRSF     NRSF    BASE RENT ($)    BASE RENT     ($ PER NRSF)    EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

American Management Systems, Inc.     --/--/--     160,754     84%    $4,729,382           86%          $29.42       12/31/2010
----------------------------------------------------------------------------------------------------------------------------------
Equity Homes, LLC (2)                 --/--/--     20,898      11%      $504,676            9%          $24.15       02/28/2009
----------------------------------------------------------------------------------------------------------------------------------
Department of Defense               AAA/Aaa/AAA     4,323       2%      $115,859            2%          $26.80       09/30/2010
----------------------------------------------------------------------------------------------------------------------------------
Wachovia                             AA-/Aa3/A+     4,202       2%      $100,848            2%          $24.00       10/31/2009
----------------------------------------------------------------------------------------------------------------------------------
Verizon Virginia, Inc.                A+/A1/A+      1,060       1%       $22,928            0%          $21.63       06/30/2007
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                             191,237    100%    $5,473,693          100%          $28.62
----------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Equity Homes, LLC occupies space under two separate leases, each expiring on February 28, 2009.

     ESCROWS AND RESERVES. Beginning July 1, 2007, the Crown Ridge at Fair Oaks
Borrower shall deposit with the lender $57,405 per month until December 31, 2010 to achieve a cap of $2,411,000 ($15 per square foot of American Management
Systems, Inc. space) to complete tenant improvements and leasing commissions associated with the space currently leased to American Management Systems, Inc.
(a wholly-owned subsidiary of CGI Group, Inc.) ("AMS"). The Crown Ridge at Fair
Oaks Borrower is required to escrow 1/12 of the estimated annual real estate taxes monthly. The amount shown is the current monthly collection. Upon the occurrence of an event of default, the Crown Ridge at Fair Oaks Borrower is required to deposit monthly 1/12 of the estimated annual insurance premium costs.

     PROPERTY MANAGEMENT. The Crown Ridge at Fair Oaks Property is managed by
Cambridge Asset Advisors Limited Partnership, which is an affiliate of the Crown
Ridge at Fair Oaks Borrower. The management agreement is subordinate to the
Crown Ridge at Fair Oaks Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Future mezzanine debt is allowed subject to standard documentation and among other things the following requirements: (i) mezzanine debt is used solely to reimburse the Crown Ridge at
Fair Oaks Borrower for costs associated with the repair and/or improvement of the Crown Ridge at Fair Oaks Property; (ii) combined indebtedness does not exceed 78% loan-to-value; (iii) a minimum 1.20x DSCR is maintained; (iv) the only security for the financing is a pledge of ownership interests in the Crown
Ridge at Fair Oaks Borrower; and (v) the Crown Ridge at Fair Oaks Borrower
paying the lender a reasonable handling and processing fee.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Crown Ridge at Fair Oaks Loan and the Crown Ridge at Fair Oaks Property is set forth on Appendix II hereto.

                                      V-30

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 34 - MAITLAND PROMENADE
--------------------------------------------------------------------------------

                      [MAITLAND PROMENADE PICTURES OMITTED]

                                      V-31

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 34 - MAITLAND PROMENADE
--------------------------------------------------------------------------------

                        [MAITLAND PROMENADE MAP OMITTED]

                                      V-32

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 34 - MAITLAND PROMENADE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $32,250,000

CUT-OFF DATE BALANCE:            $32,250,000

LOAN PURPOSE:                    Acquisition

SHADOW RATING (MOODY'S/S&P):     NAP

FIRST PAYMENT DATE:              November 1, 2005

INTEREST RATE:                   5.230%

AMORTIZATION:                    Interest only through October 1, 2009.
                                 Principal and interest payments of $177,686
                                 beginning November 1, 2009 through maturity

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   October 1, 2015

EXPECTED MATURITY BALANCE:       $29,330,808

SPONSOR:                         Triple Net Properties, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of September 12,
                                 2008 or 2 years after the REMIC "start-up" day,
                                 with U.S. Treasury defeasance thereafter.
                                 Prepayable without a penalty from and after
                                 July 2, 2015.

LOAN PER SF:                     $139.99

UP-FRONT RESERVES:               RE Tax:           $343,460

                                 Insurance:        $36,550

ONGOING RESERVES:                RE Tax:           $31,224/month

                                 Insurance:        $3,323/month

                                 Cap Ex:           $3,839/month

                                 TI/LC:            $18,237/month

                                 Other(2):         $16,667/month

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Suburban

LOCATION:                        Maitland, FL

YEAR BUILT/RENOVATED:            2001/NAP

PERCENT LEASED(1):               95.1%

SQUARE FOOTAGE:                  230,366

THE COLLATERAL:                  A 5-story suburban office building

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Triple Net Properties Reality, Inc.

MOST RECENT NET OP. INCOME:      $2,717,146

2ND MOST RECENT NET OP. INCOME:  $2,762,088

3RD MOST RECENT NET OP. INCOME:  $1,962,462

U/W NET OP. INCOME:              $3,018,639

U/W NET CASH FLOW:               $2,732,617

U/W OCCUPANCY:                   92.5%

APPRAISED VALUE:                 $44,700,000

CUT-OFF DATE LTV:                72.1%

MATURITY DATE LTV:               65.6%

DSCR:                            1.60x

POST IO DSCR:                    1.28x
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the rent roll dated November 1, 2005.

(2)  Capped at $1.2 million and will no longer be required in certain circumstances as described under "Escrows and Reserves" below.

THE MAITLAND PROMENADE LOAN

     THE LOAN. The sixth largest loan (the "Maitland Promenade Loan") as evidenced by the Promissory Note (the "Maitland Promenade Note") is secured by a first priority fee Mortgage, Security Agreement, and Fixture Filing (the
"Maitland Promenade Mortgage") encumbering an approximately 230,366 square foot class "A" suburban office building known as Maitland Promenade, located in
Maitland, Florida (the "Maitland Promenade Property"). The Maitland Promenade
Loan was originated on September 12, 2005 by or on behalf of LaSalle Bank
National Association.

                                      V-33

     THE BORROWER. The borrower is NNN Maitland Promenade, LLC, a Delaware limited liability company (the "Maitland Promenade Borrower") that owns no material asset other than the Maitland Promenade Property and related interests.
The sponsor of the Maitland Promenade Loan is Triple Net Properties, LLC
("Triple Net"). Since 1998, Triple Net has specialized in providing 1031 replacement property solutions. As of August 2005, Triple Net had over 21,845 investors that owned 119 properties in 21 states with a market value in excess of $2.9 billion. An affiliate of Triple Net, GREIT, Inc. is currently the subject of an SEC investigation and has reported that numerical and other information in its disclosure documents were incorrect as further described under "Risk Factors-Legal Action Arising out of Ordinary Business Could
Adversely Affect Payment on Your Certificates" in the prospectus supplement.
Triple Net is the sponsor or is related to the sponsor of multiple loans in this pool. For further information, please see "Bankruptcy or Insolvency of any
Afflilated Borrowers May Adversely Affect Payments on Your Certificates" in the
prospectus supplement.

     THE PROPERTY. The Maitland Promenade Property is located in Maitland,
Florida, at 495 North Keller Road. The neighborhood where the Maitland Promenade
Property is located is known as Maitland Center which is located approximately five miles north of the Orlando, Florida central business district. Maitland
Promenade Center is a mixed-use planned office development containing approximately 180 acres. The Maitland Promenade Property was constructed in
2001. It consists of an approximately 230,366 square foot, class "A", 5-story suburban office building with a 3-level parking garage and surface parking. The
Maitland Promenade Property is situated on approximately 9.33 acres and includes approximately 1,050 parking spaces. The largest tenant at the Maitland Promenade
Property is Star Networks, Inc., a subsidiary of First Data Corporation (NYSE:
FDC). Star Networks, Inc. provides a range of ATM processing services from terminal driving to network, ATM and telecom monitoring to authorization and routing to all major gateways. First Data Corporation is a Fortune 500 corporation.

----------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE

                        # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE
                       LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES   CUMULATIVE % OF TOTAL BASE
     YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING         RENTAL REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------

    Vacant                1             $0.00              5%             5%                0%                      0%
                                                                                                                  ---
     MTM                  0             $0.00              0%             5%                0%                      0%
                                                                                                                  ---
     2005                 0             $0.00              0%             5%                0%                      0%
                                                                                                                  ---
     2006                 1            $27.01              1%             5%                1%                      1%
                                                                                                                  ---
     2007                 1            $23.35              0%             5%                0%                      1%
                                                                                                                  ---
     2008                 1            $23.62              3%             9%                4%                      4%
                                                                                                                  ---
     2009                 4            $21.42             26%            35%               28%                     32%
                                                                                                                  ---
     2010                 3            $20.68             13%            48%               13%                     45%
                                                                                                                  ---
     2011                 1            $21.36             52%           100%               55%                    100%
                                                                                                                  ---
     2012                 0             $0.00            0.0%           100%                0%                    100%
                                                                                                                  ---
     2013                 0             $0.00            0.0%           100%                0%                    100%
                                                                                                                  ---
     2014                 0             $0.00            0.0%           100%                0%                    100%
                                                                                                                  ---
2015 & Beyond             0             $0.00            0.0%           100%                0%                    100%
----------------------------------------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the Maitland Promenade Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % OF TOTAL     ANNUALIZED
                                  CREDIT RATING                              ANNUALIZED    ANNUALIZED    UNDERWRITTEN
                                     (FITCH/       TENANT                   UNDERWRITTEN  UNDERWRITTEN    BASE RENT       LEASE
          TENANT NAME            MOODY'S/S&P)(1)    NRSF      % OF NRSF     BASE RENT ($)    BASE RENT    ($ PER NRSF)   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Star Networks, Inc.                 A+/A1/A+      119,706         52%        $2,556,768         54%          $21.36     08/31/2011
------------------------------------------------------------------------------------------------------------------------------------
United Healthcare Services, Inc.     A/A2/A        46,811         20%        $1,062,612         23%          $22.70     03/31/2009
------------------------------------------------------------------------------------------------------------------------------------
Option One Mortgage Corporation    --/--/BBB+      22,881         10%          $468,612         10%          $20.48    11/30/2010 &
                                                                                                                       12/31/2010(2)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                            189,398         82%        $4,087,992         87%          $21.58
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                          NAP         29,703         13%          $616,673         13%          $21.78      Various
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                           NAP         11,265          5%                $0          0%           $0.00        NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                            230,366        100%        $4,704,665        100%          $21.61
------------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  13,185 SF expires on November 30, 2010 and 9,696 SF expires on December 31,
     2010.

                                      V-34

     ESCROWS AND RESERVES. The Maitland Promenade Borrower is required to escrow
1/12 of annual real estate taxes and insurance premiums on a monthly basis
(currently $31,224 and $3,323, respectively). In addition, capital expenditure reserves, and tenant improvement and leasing commission reserves are required to be escrowed on a monthly basis (currently $3,839 and $18,237, respectively).
Furthermore, the Maitland Promenade Borrower is required to escrow $16,667 on a monthly basis into a reserve account ("Star Reserve Account"). The reserve is to pay for any monthly shortfall of debt service, real estate taxes, insurance, capital expenditures, and tenant improvement and leasing commission payments.
The reserve has a cap of $1.2 million. The termination of the Star Reserve
Account shall occur subject to the satisfaction of certain conditions relating to Star Networks, Inc.'s lease and/or space leased including Star Networks, Inc.
extending its lease for at least five years beyond the maturity date of the
Maitland Promenade Loan or the Maitland Promenade Borrower entering into one or more new leases for the Star Networks, Inc. space with a tenant(s) of equal or better ratings for a term of at least five years beyond the maturity date of the
Maitland Promenade Loan. Lastly, the Maitland Promenade Borrower is required to escrow $600,000 if Star Networks, Inc., among other conditions, fails to renew its lease for at least five years past the maturity date of the Maitland
Promenade Loan or the Maitland Promenade Borrower, among other conditions, has not entered into one or more leases for the entire space occupied by Star
Networks, Inc with a tenant or tenants of equal or better credit rating which new lease(s) provides a term of at least 5 years beyond the maturity date of the
Maitland Promenade Loan.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Maitland Promenade Loan. The hard lockbox will be in place until the Maitland
Promenade Loan has been paid in full.

     PROPERTY MANAGEMENT. The Maitland Promenade Property is managed by Triple
Net Properties Realty, Inc. ("Triple Properties"), which is an affiliate of the
Maitland Promenade Borrower and the Maitland Promenade Loan sponsor. As of
August 31, 2005, Triple Properties was managing a portfolio of over 23.8 million square feet of commercial properties and 1.6 million square feet of multi-family properties. The management agreement is subordinate to the Maitland Promenade
Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Maitland Promenade Loan and the Maitland Promenade Property is set forth on Appendix II hereto.

                                      V-35

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      V-36

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 35 - THE CENTER AT RANCHO NIGUEL I
--------------------------------------------------------------------------------

                [THE CENTER AT RANCHO NIGUEL I PICTURES OMITTED]

                                      V-37

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 35 - THE CENTER AT RANCHO NIGUEL I
--------------------------------------------------------------------------------

                   [THE CENTER AT RANCHO NIGUEL I MAP OMITTED]

                                      V-38

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 35 - THE CENTER AT RANCHO NIGUEL I
--------------------------------------------------------------------------------

                   [THE CENTER AT RANCHO NIGUEL I MAP OMITTED]

                                      V-39

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 35 - THE CENTER AT RANCHO NIGUEL I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $27,500,000

CUT-OFF DATE BALANCE:            $27,500,000

SHADOW RATING (MOODY'S/S&P):     NAP

LOAN PURPOSE:                    Refinance

FIRST PAYMENT DATE:              December 1, 2005

INTEREST RATE:                   5.210%

AMORTIZATION:                    360 months

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   November 1, 2015

EXPECTED MATURITY BALANCE:       $22,808,166

SPONSOR:                         Robert F. Buie

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of October 18,
                                 2008 or 2 years after the REMIC "start-up" day,
                                 with U.S. Treasury defeasance thereafter.
                                 Prepayable without a penalty from and after
                                 August 2, 2015.

LOAN PER SF:                     $289.06

UP-FRONT RESERVES:               RE Tax:               $17,593

                                 Insurance:            $5,490

ONGOING RESERVES:                RE Tax:               $8,796/month

                                 Insurance:            $1,830/month

LOCKBOX:                         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Anchored

LOAN PURPOSE:                    Refinance

LOCATION:                        Laguna Niguel, CA

YEAR BUILT/RENOVATED:            1989/NAP

PERCENT LEASED(1):               100.0%

SQUARE FOOTAGE:                  95,137

THE COLLATERAL:                  Multi-tenant, grocery anchored retail center

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Pacific West Asset Management Corporation

MOST RECENT NET OP. INCOME:      $2,027,428

2ND MOST RECENT NET OP. INCOME:  $2,182,472

3RD MOST RECENT NET OP. INCOME:  $2,292,361

U/W NET OP. INCOME:              $2,275,578

U/W NET CASH FLOW:               $2,228,281

U/W OCCUPANCY:                   97.5%

APPRAISED VALUE:                 $38,000,000

CUT-OFF DATE LTV:                72.4%

MATURITY DATE LTV:               60.0%

DSCR:                            1.23x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the rent roll dated August 1, 2005.

THE CENTER AT RANCHO NIGUEL I LOAN

     THE LOAN. The seventh largest loan (the "Center at Rancho Niguel I Loan")
as evidenced by the Promissory Note (the "Center at Rancho Niguel I Note") is
secured by a first priority Deed of Trust, Security Agreement and Fixture Filing
(the "Center at Rancho Niguel I Mortgage") encumbering the approximately 95,137 square foot anchored retail center known as the Center at Rancho Niguel I, located in Laguna Niguel, California (the "Center at Rancho Niguel I Property").
The Center at Rancho Niguel I Loan was originated on October 18, 2005 by or on behalf of LaSalle Bank National Association.

     THE BORROWER. The borrower is the Center at Rancho Niguel Site I, LLC, a
Delaware limited liability company (the "Center at Rancho Niguel I Borrower")
that owns no material asset other than the Center at Rancho Niguel I Property and related interests. The Center at Rancho Niguel I Borrower is sponsored by
Robert F. Buie. Mr. Buie has over 30 years of real estate development experience in various property types including residential, retail, office and industrial.
Mr. Buie, through related entities, has developed over 10,000 residential units in San Diego, Orange and Riverside Counties in California and has developed and planned projects totaling over 2 million square feet of retail, office, apartment and industrial properties. Mr. Buie is the sponsor or is related to the sponsor of multiple loans in this pool. For further information, please see
"Bankruptcy or Insolvency of any Afflilated Borrowers May Adversely Affect
Payments on Your Certificates" in the prospectus supplement.

                                      V-40

     THE PROPERTY. The Center at Rancho Niguel I Property is located in Laguna
Niguel, California, at 282011-282261 Crown Valley Parkway. The Center at Rancho
Niguel I Property is located approximately 50 miles south of Los Angeles,
California. The Center at Rancho Niguel I Property was originally constructed in
1989. It consists of an approximately 95,137 square foot grocery anchored retail center. The Center at Rancho Niguel I Property is situated on approximately 10.3 acres and includes 381 parking spaces. The Center at Rancho Niguel I Property has 24 tenants and is anchored by Ralphs, a subsidiary of The Kroger Co. (NYSE:
KR). In 2004, Ralphs reported sales of $391.90 per square foot and had an occupancy cost of 3.8%. The Kroger Co. had sales of approximately $56.4 billion in fiscal 2004. The Kroger Co. is a Fortune 500 company and operates under nearly two dozen banners, including Fred Meyer, Kroger, King Soopers and City
Market. The second largest tenant at the Center at Rancho Niguel I Property is
Sav-On, a subsidiary of Albertson's, Inc. (NYSE: ABS). In 2004, Sav-On reported sales of $597.93 per square foot and had an occupancy cost of 4.2%. Albertson's,
Inc. is a Fortune 500 company and had sales of approximately $40.0 billion in fiscal 2004.

---------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE      CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES     TOTAL BASE RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING         REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------

         Vacant                0             $0.00             0%              0%                0%                  0%
---------------------------------------------------------------------------------------------------------------------------------
          MTM                  0             $0.00             0%              0%                0%                  0%
---------------------------------------------------------------------------------------------------------------------------------
          2005                 0             $0.00             0%              0%                0%                  0%
---------------------------------------------------------------------------------------------------------------------------------
          2006                 4            $35.07             9%              9%               12%                 12%
---------------------------------------------------------------------------------------------------------------------------------
          2007                 4            $44.22             4%             12%                7%                 19%
---------------------------------------------------------------------------------------------------------------------------------
          2008                 0             $0.00             0%             12%                0%                 19%
---------------------------------------------------------------------------------------------------------------------------------
          2009                 5            $39.50            13%             26%               21%                 40%
---------------------------------------------------------------------------------------------------------------------------------
          2010                 5            $38.69            13%             38%               20%                 60%
---------------------------------------------------------------------------------------------------------------------------------
          2011                 1            $19.15            12%             51%               10%                 70%
---------------------------------------------------------------------------------------------------------------------------------
          2012                 0             $0.00             0%             51%                0%                 70%
---------------------------------------------------------------------------------------------------------------------------------
          2013                 1            $39.00             1%             52%                2%                 72%
---------------------------------------------------------------------------------------------------------------------------------
          2014                 3            $12.91            43%             95%               22%                 94%
---------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             1            $29.39             5%            100%                6%                 100%
---------------------------------------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants (tenants with NRA% > 5%) at the Center at Rancho Niguel I Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL    ANNUALIZED
                           CREDIT RATING                                ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                              (FITCH/         TENANT                   UNDERWRITTEN   UNDERWRITTEN    BASE RENT        LEASE
      TENANT NAME         MOODY'S/S&P)(1)      NRSF       % OF NRSF    BASE RENT ($)   BASE RENT    ($ PER NRSF)    EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Ralphs                     BBB/Baa2/BBB-      36,300          38%       $326,700           14%           $9.00      02/28/2014
---------------------------------------------------------------------------------------------------------------------------------
Sav-On                     BBB/Baa3/BBB-      11,800          12%       $225,970           10%          $19.15      11/30/2011
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        48,100          51%       $552,670           23%          $11.49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP          47,037          49%      $1,820,650          77%          $38.71       Various
---------------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP               0           0%             $0            0%           $0.00         NAP
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        95,137         100%      $2,373,320         100%          $24.95
---------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. The Center at Rancho Niguel I Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly
(currently approximately $8,796 and $1,830, respectively).

     LOCKBOX AND CASH MANAGEMENT. No lockbox is in place with respect to the
Center at Rancho Niguel I Loan.

     PROPERTY MANAGEMENT. The Center at Rancho Niguel I Property is managed by
Pacific West Asset Management Corporation ("Pacific West"), which is not affiliated with the Center at Rancho Niguel I Borrower or the Center at Rancho
Niguel I Loan's sponsor. Pacific West's property management experience includes the management of office, industrial, retail and apartment properties throughout
Southern California. The management agreement is subordinate to the Center at
Rancho Niguel I Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Center at Rancho Niguel I Loan and the Center at Rancho Niguel I Property is set forth on Appendix II hereto.

                                      V-41

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      V-42

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 36 - WILSHIRE PARK PLACE
--------------------------------------------------------------------------------

                      [WILSHIRE PARK PLACE PICTURE OMITTED]

                                      V-43

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 36 - WILSHIRE PARK PLACE
--------------------------------------------------------------------------------

                        [WILSHIRE PARK PLACE MAP OMITTED]

                                      V-44

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 36 - WILSHIRE PARK PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $27,500,000

CUT-OFF DATE BALANCE:            $27,470,777

SHADOW RATING (MOODY'S/S&P):     NAP

LOAN PURPOSE:                    Refinance

FIRST PAYMENT DATE:              November 1, 2005

INTEREST RATE:                   5.000%

AMORTIZATION:                    360 months

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   October 1, 2015

EXPECTED MATURITY BALANCE:       $22,660,587

SPONSOR:                         Dr. David Y. Lee

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of October 1, 2010
                                 or 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without a premium from and after July 1, 2015.

LOAN PER SF:                     $86.60

UP-FRONT RESERVES:               RE Tax:                $267,507

                                 Environmental:         $64,000

                                 Completion/Repair:     $1,156

ONGOING RESERVES:                Replacement:           $5,256/month

                                 RE Tax:                $29,723/month

                                 TI/LC:                 $62,500/month

                                 Insurance:             Springing

LOCKBOX:                         Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Urban

LOCATION:                        Los Angeles, CA

YEAR BUILT/RENOVATED:            1966/1993

PERCENT LEASED(1):               88.3%

SQUARE FOOTAGE:                  317,225

THE COLLATERAL:                  10-story office building

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Jamison Properties, Inc.

MOST RECENT NET OP. INCOME:      $2,800,096

2ND MOST RECENT NET OP. INCOME:  $2,717,598

3RD MOST RECENT NET OP. INCOME:  $2,353,840

U/W NET OP. INCOME:              $2,685,048

U/W NET CASH FLOW:               $2,327,022

U/W OCCUPANCY:                   87.2%

APPRAISED VALUE:                 $36,300,000

CUT-OFF DATE LTV:                75.7%

MATURITY DATE LTV:               62.4%

DSCR:                            1.31x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the rent roll dated August 1, 2005.

THE WILSHIRE PARK PLACE LOAN

     THE LOAN. The eighth largest loan (the "Wilshire Park Place Loan") as evidenced by the Promissory Note (the "Wilshire Park Place Note") is secured by a first priority fee Deed of Trust, Assignment of Leases and Rents, Security
Agreement and Fixture Filing (the "Wilshire Park Place Mortgage") encumbering the 317,225 square foot urban office building known as Wilshire Park Place, located in Los Angeles, California (the "Wilshire Park Place Property"). The
Wilshire Park Place Loan was originated on September 26, 2005 by or on behalf of
Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Wilshire Park Place LLC, a Delaware limited liability company (the "Wilshire Park Place Borrower") that owns no material asset other than the Wilshire Park Place Property and related interests. The
Wilshire Park Place Borrower is a bankruptcy-remote entity controlled 38.4% by
Dr. David Y. Lee, the sponsor of the Wilshire Park Place Loan. Dr. Lee is board certified in internal medicine and has been in private practice since 1983. Dr.
Lee has reported current ownership interest in 86 commercial real estate projects totaling in excess of 14.5 million square feet. Dr. Lee is the sponsor or is related to the sponsor of multiple loans in this pool. For further information, please see "The Bankruptcy or Insolvency of any Affiliated
Borrowers May Adversely Affect Payments on Your Certificates" in the prospectus supplement.

                                      V-45

     THE PROPERTY. The Wilshire Park Place Property is located in Los Angeles,
California on Wilshire Boulevard. The Wilshire Park Place Property is located in a commercial corridor approximately 3.0 miles east of downtown Los Angeles. The
Wilshire Park Place Property was originally constructed in 1966 and renovated in
1993. It consists of a 317,225 square foot, 10-story office building. The
Wilshire Park Place Property contains six retail spaces (13,144 square feet)
along with 142 office spaces (279,014 square feet), 46 storage spaces (20,406 square feet) and three management spaces (2,796 square feet). The Wilshire Park
Place Property has a 3-level subterranean parking structure with 640 parking spaces.

---------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE      CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES     TOTAL BASE RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING         REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------

         Vacant               35            $0.00             12%             12%                0%                   0%
---------------------------------------------------------------------------------------------------------------------------------
          MTM                 21           $10.12              4%             16%                3%                   3%
---------------------------------------------------------------------------------------------------------------------------------
          2005                28           $14.89              9%             25%               10%                  13%
---------------------------------------------------------------------------------------------------------------------------------
          2006                42           $15.41             17%             41%               19%                  32%
---------------------------------------------------------------------------------------------------------------------------------
          2007                34           $14.00             22%             63%               23%                  56%
---------------------------------------------------------------------------------------------------------------------------------
          2008                16           $16.78              9%             72%               12%                  67%
---------------------------------------------------------------------------------------------------------------------------------
          2009                13           $14.54             10%             82%               11%                  79%
---------------------------------------------------------------------------------------------------------------------------------
          2010                 8           $15.98             18%            100%               21%                 100%
---------------------------------------------------------------------------------------------------------------------------------
          2011                 0            $0.00              0%            100%                0%                 100%
---------------------------------------------------------------------------------------------------------------------------------
          2012                 0            $0.00              0%            100%                0%                 100%
---------------------------------------------------------------------------------------------------------------------------------
          2013                 0            $0.00              0%            100%                0%                 100%
---------------------------------------------------------------------------------------------------------------------------------
          2014                 0            $0.00              0%            100%                0%                 100%
---------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             0            $0.00              0%            100%                0%                 100%
---------------------------------------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the Wilshire Park Place Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                                        ANNUALIZED    % OF TOTAL     ANNUALIZED
                           CREDIT RATING                               UNDERWRITTEN   ANNUALIZED    UNDERWRITTEN
                              (FITCH/         TENANT                    BASE RENT    UNDERWRITTEN     BASE RENT        LEASE
      TENANT NAME         MOODY'S/S&P)(1)      NRSF       % OF NRSF        ($)         BASE RENT    ($ PER NRSF)    EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

City of Los Angeles          AA/Aa2/AA        51,029          16%        $816,987         20%           $16.01      02/28/2010
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        51,029          16%        $816,987         20%           $16.01
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Other Tenants                   NAP          229,149          72%      $3,319,035         80%           $14.82       Various
---------------------------------------------------------------------------------------------------------------------------------
Vacant Space                    NAP           37,047          12%              $0          0%            $0.00         NAP
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       317,225         100%      $4,136,022        100%           $15.06
---------------------------------------------------------------------------------------------------------------------------------

     ESCROWS AND RESERVES. The Wilshire Park Place Borrower is required to escrow 1/12 of annual real estate taxes monthly. The amount shown is the current monthly collection. The Wilshire Park Place Borrower is required to deposit
$62,500 monthly into a TI/LC reserve, up to a cap of $750,000 in the reserve account at any time. Upon the failure to maintain an acceptable blanket insurance policy, the Wilshire Park Place Borrower is required to deposit 1/12 of the annual insurance premium monthly.

     LOCKBOX AND CASH MANAGEMENT. A soft lockbox is in place with respect to the
Wilshire Park Place Loan. The lockbox will be in place until the Wilshire Park
Place Loan has been paid in full.

     PROPERTY MANAGEMENT. The Wilshire Park Place Property is managed by Jamison
Properties, Inc., which is an affiliate of the Wilshire Park Place Borrower. The management agreement is subordinate to the Wilshire Park Place Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. The Wilshire Park Place Borrower may obtain a release of a designated parcel without any required prepayment of the Wilshire Park
Place Loan, provided the Wilshire Park Place Borrower satisfies certain conditions, including providing the lender with evidence that the remainder of the Wilshire Park Place Property is a distinct tax lot and separate legal parcel and no development or other improvements are made to the parcel prior to the release.

     Certain additional information regarding the Wilshire Park Place Loan and the Wilshire Park Place Property is set forth on Appendix II hereto.

                                      V-46

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 37 - HILTON CHRISTIANA HOTEL
--------------------------------------------------------------------------------

                   [HILTON CHRISTIANA HOTEL PICTURES OMITTED]

                                      V-47

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 37 - HILTON CHRISTIANA HOTEL
--------------------------------------------------------------------------------

                      [HILTON CHRISTIANA HOTEL MAP OMITTED]

                                      V-48

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 37 - HILTON CHRISTIANA HOTEL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $27,250,000

CUT-OFF DATE BALANCE:            $27,250,000

SHADOW RATING (MOODY'S/S&P):     NAP

LOAN PURPOSE:                    Refinance

FIRST PAYMENT DATE:              December 1, 2005

INTEREST RATE:                   5.540%

AMORTIZATION:                    336 months

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   November 1, 2015

EXPECTED MATURITY BALANCE:       $22,135,734

SPONSORS:                        Richard Jabara and William Meyer

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of October 19,
                                 2008 or 2 years after the REMIC "start-up" day,
                                 with U.S. Treasury defeasance thereafter.
                                 Prepayable without a premium from and after
                                 August 8, 2015.

LOAN PER ROOM:                   $102,444

UP-FRONT RESERVES:               PIP Improvements:      $2,129,885

                                 RE Tax:                $35,382

ONGOING RESERVES:                RE Tax:                $17,691/month

                                 FF&E:                  $5,218/month

                                 Insurance:             Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Hospitality

PROPERTY SUB-TYPE:               Full service

LOCATION:                        Newark, DE

YEAR BUILT/RENOVATED:            1986/2004-2005

PERCENT LEASED(1):               68.6%

ROOMS:                           266

THE COLLATERAL:                  Full service hotel facility

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             M J Hotels of Wilmington, Inc.

MOST RECENT NET OP. INCOME:      $3,569,394

2ND MOST RECENT NET OP. INCOME:  $3,643,272

3RD MOST RECENT NET OP. INCOME:  $4,064,948

U/W NET OP. INCOME:              $3,501,327

U/W NET CASH FLOW:               $3,000,410

U/W OCCUPANCY:                   68.6%

APPRAISED VALUE(2):              $44,400,000

CUT-OFF DATE LTV:                61.4%

MATURITY DATE LTV:               49.9%

DSCR:                            1.56x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)  Percent Leased is based on an occupancy report dated August 31, 2005.

(2)  Appraised Value is based on the "as renovated value". Required renovations are scheduled for completion in January 2006. The estimated cost of completion is held in a PIP Improvement escrow by the lender. The August
     15, 2005 "as is" value is $41,000,000.

THE HILTON CHRISTIANA LOAN

     THE LOAN. The ninth largest loan (the "Hilton Christiana Loan") as evidenced by the Promissory Note (the "Hilton Christiana Note") is secured by a first priority fee Mortgage and Security Agreement (the "Hilton Christiana
Mortgage") encumbering the 266 room, full service hotel known as Hilton
Christiana, located in Newark, Delaware (the "Hilton Christiana Property"). The
Hilton Christiana Loan was originated on October 19, 2005 by or on behalf of
Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is M J Wilmington Hotel Associates, L.P., a
Delaware limited partnership (the "Hilton Christiana Borrower") that owns no material asset other than the Hilton Christiana Property and related interests.
The Hilton Christiana Borrower is partially owned by Richard Jabara and William
Meyer, the sponsors of the Hilton Christiana Loan. Each sponsor owns 35%
interest in the Hilton Christiana Borrower and are the general partners. Richard
Jabara is the president and CEO of Meyer Jabara Hotels, which owns and operates
26 hotels with more than 5,000 rooms. William Meyer is the chairman of Meyer
Jabara Hotels and previously served as vice president of real estate and law for
Servico, Inc.

                                      V-49

     THE PROPERTY. The Hilton Christiana Property is located in Newark,
Delaware, at the intersection of New Churchmans Road and State Route 7. The
Hilton Christiana Property is located in a commercial corridor approximately 1 mile north of Interstate 95. The Hilton Christiana Property was originally constructed in 1986 and renovated in 2004-2005. It consists of 266 rentable rooms, approximately 7,433 square feet of meeting space, a restaurant and bar, and an outdoor pool and whirlpool. The property consists of four buildings on
9.3 acres of land. The northern building contains the lobby, meeting space and restaurant while the remaining buildings are four-story structures that contain the guestrooms. An on-going property renovation is scheduled for completion in
January 2006. The renovation includes upgrades to 143 guestrooms, guestroom corridors, public spaces and the restaurant.

     The commercial demand segment, which is estimated to have accounted for the largest share (61.0%) of the total accommodated room nights in the subject market in 2004, consists primarily of businesspeople visiting the various commercial demand generators in the area surrounding the subject property, including the Daimler Chrysler Corporation, the University of Delaware, the
DuPont Company and MBNA. The area is also home to numerous small companies.

--------------------------------------------------------------------------------------------------------------------------------
                                    SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)

                                   COMPETITIVE                                            SUBJECT PROPERTY
     YEAR          OCCUPANCY           ADR               REVPAR            OCCUPANCY            ADR               REVPAR
--------------------------------------------------------------------------------------------------------------------------------

     2002            72.2%           $115.00             $83.63              74.0%            $115.83             $85.68
--------------------------------------------------------------------------------------------------------------------------------
     2003            73.0%           $117.62             $85.88              74.3%            $120.29             $89.41
--------------------------------------------------------------------------------------------------------------------------------
     2004            70.2%           $121.32             $85.17              69.1%            $121.54             $83.98
--------------------------------------------------------------------------------------------------------------------------------
 T-12 06/2005        67.6%           $125.57             $84.84              67.6%            $122.69             $82.94
--------------------------------------------------------------------------------------------------------------------------------

(1)  The above table is based on data provided by Smith Travel Research.

     ESCROWS AND RESERVES. The Hilton Christiana Borrower is required to escrow
1/12 of annual real estate taxes monthly. The amount shown is the current monthly collection. The Hilton Christiana Borrower is required to deposit amounts for a furniture, fixtures and equipment ("FF&E") reserve monthly. The
FF&E monthly deposit for the first year of the Hilton Christiana Loan is noted
in the table on the preceding page. The FF&E monthly deposit will be adjusted annually so that it equals the gross revenue for the past 12 months multiplied by the FF&E Reserve Factor and divided by 12. The FF&E Reserve Factors is (i)
0.5% in the first year, (ii) 2% in the second year, (iii) 3% in the third year, and (iv) 4% thereafter. The adjusted amount cannot result in a decrease from the previous year's FF&E monthly deposit. Upon the failure to maintain an acceptable blanket insurance policy, the Hilton Christiana Borrower is required to deposit
1/12 of the annual insurance premium.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Hilton Christiana Loan.

     PROPERTY MANAGEMENT. The Hilton Christiana Property is managed by M J
Hotels of Wilmington, Inc., which is an affiliate of the Hilton Christiana
Borrower and the Hilton Christiana Loan's sponsor. The management agreement is subordinate to the Hilton Christiana Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Hilton Christiana Loan and the
Hilton Christiana Property is set forth on Appendix II hereto.

                                      V-50

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 38 - 5455 WILSHIRE BOULEVARD
--------------------------------------------------------------------------------

                    [5455 WILSHIRE BOULEVARD PICTURE OMITTED]

                                      V-51

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 38 - 5455 WILSHIRE BOULEVARD
--------------------------------------------------------------------------------

                      [5455 WILSHIRE BOULEVARD MAP OMITTED]

                                      V-52

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 38 - 5455 WILSHIRE BOULEVARD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $26,000,000

CUT-OFF DATE BALANCE:            $25,913,132

SHADOW RATING (MOODY'S/S&P):     NAP

LOAN PURPOSE:                    Refinance

FIRST PAYMENT DATE:              September 1, 2005

INTEREST RATE:                   5.000%

AMORTIZATION:                    360 months

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   August 1, 2015

EXPECTED MATURITY BALANCE:       $21,421,995

SPONSOR:                         Dr. David Y. Lee

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of August 1, 2010
                                 or 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without a premium from and after May 1, 2015.

LOAN PER SF:                     $115.32

UP-FRONT RESERVES:               RE Tax:                $191,263

ONGOING RESERVES:                Cap Ex:                $3,744/month

                                 RE Tax:                $27,324/month

                                 TI/LC:                 $19,167/month

                                 Insurance:             Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Urban

LOCATION:                        Los Angeles, CA

YEAR BUILT/RENOVATED:            1960/2004

PERCENT LEASED(1):               87.3%

SQUARE FOOTAGE:                  224,712

THE COLLATERAL:                  22-story office building

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Jamison Properties, Inc.

MOST RECENT NET OP. INCOME:      $2,235,375

2ND MOST RECENT NET OP. INCOME:  $2,026,649

3RD MOST RECENT NET OP. INCOME:  $1,415,199

U/W NET OP. INCOME:              $2,741,643

U/W NET CASH FLOW:               $2,395,736

U/W OCCUPANCY:                   86.1%

APPRAISED VALUE:                 $35,500,000

CUT-OFF DATE LTV:                73.0%

MATURITY DATE LTV:               60.3%

DSCR:                            1.43x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the rent roll dated July 1, 2005.

THE 5455 WILSHIRE BOULEVARD LOAN

     THE LOAN. The tenth largest loan (the "5455 Wilshire Boulevard Loan") as evidenced by the Promissory Note (the "5455 Wilshire Boulevard Note") is secured by a first priority fee Deed of Trust, Assignment of Leases and Rents, Security
Agreement and Fixture Filing (the "5455 Wilshire Boulevard Mortgage")
encumbering the 224,712 square foot office building known as 5455 Wilshire
Boulevard, located in Los Angeles, California (the "5455 Wilshire Boulevard
Property"). The 5455 Wilshire Boulevard Loan was originated on July 20, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Jamison 5455 Wilshire, LLC, a California limited liability company (the "5455 Wilshire Boulevard Borrower") that owns no material asset other than the 5455 Wilshire Boulevard Property and related interests. The 5455 Wilshire Boulevard Borrower is a bankruptcy-remote entity controlled 65.0% by Dr. David Y. Lee, the sponsor of the 5455 Wilshire Boulevard
Loan. Dr. Lee is board certified in internal medicine and has been in private practice since 1983. Dr. Lee has reported current ownership interest in 86 commercial real estate projects totaling in excess of 14.5 million square feet.
Dr. Lee is the sponsor or is related to the sponsor of multiple loans in this pool. For further information, please see "The Bankruptcy or Insolvency of any
Affiliated Borrowers May Adversely Affect Payments on Your Certificates" in the
prospectus supplement.

                                      V-53

     THE PROPERTY. The 5455 Wilshire Boulevard Property is located in Los
Angeles, California, at 5455 Wilshire Boulevard. The 5455 Wilshire Boulevard
Property is located in the Miracle Mile District of Los Angeles, in the central portion of Los Angeles County. The 5455 Wilshire Boulevard Property was
originally constructed in 1960 and renovated in 2004. It consists of a 224,712 square foot, 22-story office building, including one level of subterranean parking and four levels of above grade parking. The 5455 Wilshire Boulevard
Property is situated on approximately 23,407 square feet of land and includes
380 parking spaces.

---------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE      CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES     TOTAL BASE RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING         REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------

         Vacant               18            $0.00              13%            13%               0%                    0%
---------------------------------------------------------------------------------------------------------------------------------
         MTM(1)               27            $8.60               4%            17%               2%                    2%
---------------------------------------------------------------------------------------------------------------------------------
          2005                13           $21.27               7%            24%               8%                   10%
---------------------------------------------------------------------------------------------------------------------------------
          2006                22           $19.71              12%            35%              13%                   24%
---------------------------------------------------------------------------------------------------------------------------------
          2007                17           $20.84              24%            60%              29%                   53%
---------------------------------------------------------------------------------------------------------------------------------
          2008                14           $20.24              13%            73%              15%                   68%
---------------------------------------------------------------------------------------------------------------------------------
          2009                 6           $20.22               7%            79%               8%                   76%
---------------------------------------------------------------------------------------------------------------------------------
          2010                 8           $19.00               8%            88%               9%                   85%
---------------------------------------------------------------------------------------------------------------------------------
          2011                 4           $22.66               3%            90%               3%                   89%
---------------------------------------------------------------------------------------------------------------------------------
          2012                 1           $21.27               4%            94%               4%                   93%
---------------------------------------------------------------------------------------------------------------------------------
          2013                 0            $0.00               0%            94%               0%                   93%
---------------------------------------------------------------------------------------------------------------------------------
          2014                 0            $0.00               0%            94%               0%                   93%
---------------------------------------------------------------------------------------------------------------------------------
     2015 & Beyond             1           $19.20               6%           100%               7%                  100%
---------------------------------------------------------------------------------------------------------------------------------

(1)  MTM tenants include storage space units which are typically leased on a MTM basis.

     The following table presents certain information relating to the major tenants at the 5455 Wilshire Boulevard Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                                        ANNUALIZED    % OF TOTAL     ANNUALIZED
                           CREDIT RATING                               UNDERWRITTEN   ANNUALIZED    UNDERWRITTEN
                              (FITCH/         TENANT                    BASE RENT    UNDERWRITTEN     BASE RENT        LEASE
      TENANT NAME           MOODY'S/S&P)       NRSF       % OF NRSF        ($)         BASE RENT    ($ PER NRSF)    EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

SDI Media                     --/--/--        19,957           9%        $445,414           11%         $22.32      02/28/2007
---------------------------------------------------------------------------------------------------------------------------------
Wilshire Business Center      --/--/--        13,846           6%        $265,843            7%         $19.20     04/30/2017(1)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        33,803          15%         711,257           18%         $21.04
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Other Tenants                   NAP          162,462          72%      $3,170,433           82%         $19.50       Various
---------------------------------------------------------------------------------------------------------------------------------
Vacant Space                    NAP           28,447          13%              $0            0%          $0.00         NAP
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       224,712         100%      $3,881,690          100%         $19.76
---------------------------------------------------------------------------------------------------------------------------------

(1)  The Wilshire Business Center lease expires on August 30, 2007; however, the loan sponsor, Dr. David Y. Lee, has executed a master lease for the same space through April 30, 2017. The Wilshire Business Center tenant is related to the loan sponsor and to the 5455 Wilshire Boulevard Borrower.

     ESCROWS AND RESERVES. The 5455 Wilshire Boulevard Borrower is required to escrow 1/12 of annual real estate taxes monthly. The amounts shown are the current monthly collections. The 5455 Wilshire Boulevard Borrower is required to deposit $3,744 monthly into a Cap Ex reserve and is required to deposit $19,167 monthly into a TI/LC reserve, up to a cap of $230,000 in the reserve account at any time. Upon the failure to maintain an acceptable blanket insurance policy, the 5455 Wilshire Boulevard Borrower is required to deposit 1/12 of the annual insurance premium monthly.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
5455 Wilshire Boulevard Loan.

     PROPERTY MANAGEMENT. The 5455 Wilshire Boulevard Property is managed by
Jamison Properties, Inc., which is an affiliate of the 5455 Wilshire Boulevard
Borrower. The management agreement is subordinate to the 5455 Wilshire Boulevard
Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 5455 Wiltshire Boulevard Loan and the 5455 Wiltshire Boulevard Property is set forth on Appendix II hereto.

                                      V-54

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ABN AMRO                                            MORGAN STANLEY CAPITAL I INC.                 Statement Date:       12/14/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         12/14/2005
135 S. LaSalle Street Suite 1625                        SERIES 2005-HQ7                           Prior Payment:               N/A
Chicago, IL   60603                                                                               Next Payment:          1/14/2005
                                                                                                  Record Date:          11/30/2005
                                                    ABN AMRO ACCT: XX-XXXX-XX-X
Administrator:                                                                                    Analyst:
                                                 REPORTING PACKAGE TABLE OF CONTENTS
====================================================================================================================================

===============================   =======================================================  =========================================
                                |                                                Page(s) |  Closing Date:                 11/XX/2005
Issue Id:              MSC05HQ7 | Statements TO Certificateholders                       |  First Payment Date:           12/14/2005
Monthly Data File Name:         | Bond Interest Reconciliation                           |  Assumed Final Payment Date:   XX/XX/XXXX
          MSC05HQ7_YYYYMM_3.zip | Cash Reconciliation Summary                            |  ========================================
=============================== | 15 Month Historical Loan Status Summary                |
                                | 15 Month Historical Payoff/Loss Summary                |
                                | Historical Collateral Level Prepayment Report          |
                                | Delinquent Loan Detail                                 |
                                | Mortgage Loan Characteristics                          |
                                | Loan Level  Detail                                     |
                                | Specially Serviced Report                              |
                                | Modified Loan Detail                                   |
                                | Realized Loss Detail                                   |
                                | Appraisal Reduction Detail                             |
===============================   =======================================================  =========================================

====================================================================================================================================
                                                   PARTIES TO THE TRANSACTION
------------------------------------------------------------------------------------------------------------------------------------
                                  DEPOSITOR: Morgan Stanley Capital I Inc.
                                UNDERWRITER: Morgan Stanley & Co., Incorporated/LaSalle Bank Financial Services, Inc.
                                  MASTER SERVICER: Wells Fargo Bank, National Association
                                        SPECIAL SERVICER: ARCap Servicing, Inc.
                     RATING AGENCY: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.

====================================================================================================================================

====================================================================================================================================
                               INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
------------------------------------------------------------------------------------------------------------------------------------
                              LaSalle Web Site                                    www.etrustee.net
                              Servicer Website
                              LaSalle Factor Line                                   (800) 246-5761
====================================================================================================================================

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                        MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:         12/14/2005
                                                    SERIES 2005-HQ7                               Prior Payment:               N/A
WAC:                                                                                              Next Payment:          1/14/2005
WA Life Term:                                                                                     Record Date:          11/30/2005
WA Amort Term:                                  ABN AMRO ACCT: XX-XXXX-XX-X
Current Index:
Next Index:                                      REMIC CERTIFICATE REPORT

===================================================================================================================================
          ORIGINAL    |  OPENING     PRINCIPAL    PRINCIPAL       NEGATIVE   |   CLOSING    INTEREST      INTEREST     PASS-THROUGH
 CLASS  FACE VALUE (1)|  BALANCE      PAYMENT    ADJ. OR LOSS   AMORTIZATION |   BALANCE   PAYMENT (2)   ADJUSTMENT        RATE
 CUSIP    Per 1,000   | Per 1,000    Per 1,000    Per 1,000       Per 1,000  |  Per 1,000   Per 1,000    Per 1,000     Next Rate (3)
----------------------|------------------------------------------------------|------------------------------------------------------

                      |                                                      |
                      |                                                      |
                      |                                                      |
                      |                                                      |
                      |                                                      |
                      |                                                      |
                      |                                                      |
------------------------------------------------------------------------------------------------------------------------------------
             0.00           0.00          0.00        0.00           0.00            0.00         0.00      0.00
====================================================================================================================================
                                                                               Total P&I Payment  0.00
                                                                               ========================

Notes:  (1) N denotes notional balance not included in total
        (2) Accrued Interest plus/minus Interest Adjustment minus Deferred
            Interest equals Interest Payment
        (3) Estimated

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                      MORGAN STANLEY CAPITAL I INC.                 Statement Date:       12/14/2005
LaSalle Bank N.A.                    COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:         12/14/2005
                                                  SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                            Next Payment:          1/14/2005
                                                                                            Record Date:          11/30/2005
                                              ABN AMRO ACCT: XX-XXXX-XX-X

                                              BOND INTEREST RECONCILIATION

================================================================
         |                   |                 |
         |                   |                 |
         |     Accrual       |                 |     Accrued
         |  -------------    |    Pass Thru    |   Certificate
  Class  |   Method  Days    |       Rate      |     Interest
---------|-------------------|-----------------|----------------
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |
         |                   |                 |    ----------
         |                   |                 |        0.00
===============================================================

========================================================================================================
                Deductions               |                         Additions
-----------------------------------------|--------------------------------------------------------------
               Deferred &                |     Prior         Int Accrual        Prepay-        Other
 Allocable     Accretion       Interest  |   Int. Short-       on prior          ment         Interest
   PPIS         Interest       Loss/Exp  |    falls Due      Shortfall (3)     Penalties    Proceeds (1)
-----------------------------------------|--------------------------------------------------------------

           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
           |               |             |               |                 |              |
--------------------------------------------------------------------------------------------------------
    0.00          0.00          0.00            0.00                                  0.00         0.00
========================================================================================================

=================================================================================
              |           |               |   Remaining  |
Distributable |Interest   | Current Period|  Outstanding |   Credit Support
 Certificate  | Payment   | (Shortfall)/  |   Interest   |-----------------------
Interest (2)  | Amount    |   Recovery    |  Shortfalls  | Original   Current (4)
---------------------------------------------------------------------------------
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
              |           |               |              |          |
---------------------------------------------------------------------------------
         0.00      0.00                              0.00
=================================================================================

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the Distributable Interest of the bonds.
(2) Accrued - Deductions + Additional Interest.
(3) Where applicable.
(4) Determined as follows: (A) the ending balance of all the classes less (B)
    the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                   MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.                   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            Payment Date:         12/14/2005
                                                   SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                             Next Payment:          1/14/2005
                                                                                             Record Date:          11/30/2005
                                            ABN AMRO ACCT: XX-XXXX-XX-X

                                            CASH RECONCILIATION SUMMARY

========================================================             ========================================================

-----------------------------------------------------                --------------------------------------------------------
         INTEREST SUMMARY                                                           PRINCIPAL SUMMARY
-----------------------------------------------------                --------------------------------------------------------
Current Scheduled Interest                                           SCHEDULED PRINCIPAL:
Less Deferred Interest                                               --------------------
Less PPIS Reducing Scheduled Int                                     Current Scheduled Principal
Plus Gross Advance Interest                                          Advanced Scheduled Principal
Less ASER Interest Adv Reduction                                     --------------------------------------------------------
Less Other Interest Not Advanced                                     Scheduled Principal
Less Other Adjustment                                                --------------------------------------------------------
-----------------------------------------------------                UNSCHEDULED PRINCIPAL:
Total                                                                ----------------------
-----------------------------------------------------                Curtailments
UNSCHEDULED INTEREST:                                                Advanced Scheduled Principal
-----------------------------------------------------                Liquidation Proceeds
Prepayment Penalties                                                 Repurchase Proceeds
Yield Maintenance Penalties                                          Other Principal Proceeds
Other Interest Proceeds                                              --------------------------------------------------------
-----------------------------------------------------                Total Unscheduled Principal
Total                                                                --------------------------------------------------------
-----------------------------------------------------                Remittance Principal
Less Fees Paid to Servicer                                           --------------------------------------------------------
Less Fee Strips Paid by Servicer                                     Remittance P&I Due Trust
-----------------------------------------------------                --------------------------------------------------------
LESS FEES & EXPENSES PAID BY/TO SERVICER                             Remittance P&I Due Certs
-----------------------------------------------------                --------------------------------------------------------
Special Servicing Fees
Workout Fees
Liquidation Fees
Interest Due Serv on Advances
Non Recoverable Advances                                             --------------------------------------------------------
Misc. Fees & Expenses                                                                   POOL BALANCE SUMMARY
-----------------------------------------------------                --------------------------------------------------------
Plus Trustee Fees Paid by Servicer                                                                 Balance           Count
-----------------------------------------------------                --------------------------------------------------------
Total Unscheduled Fees & Expenses                                    Beginning Pool
-----------------------------------------------------                Scheduled Principal
Total Interest Due Trust                                             Unscheduled Principal
-----------------------------------------------------                Deferred Interest
LESS FEES & EXPENSES PAID BY/TO TRUST                                Liquidations
-----------------------------------------------------                Repurchases
Trustee Fee                                                          --------------------------------------------------------
Fee Strips                                                           Ending Pool
Misc. Fees                                                           --------------------------------------------------------
Interest Reserve Withholding
Plus Interest Reserve Deposit
-----------------------------------------------------
Total
-----------------------------------------------------
Total Interest Due Certs
-----------------------------------------------------

========================================================

-------------------------------------------------------
             SERVICING FEE SUMMARY
-------------------------------------------------------
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
-------------------------------------------------------
Total Servicing Fees
-------------------------------------------------------

-------------------------------------------------------
                   PPIS SUMMARY
-------------------------------------------------------
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
-------------------------------------------------------
PPIS Reducing Scheduled Interest
-------------------------------------------------------
PPIS Reducing Servicing Fee
-------------------------------------------------------
PPIS Due Certificate
-------------------------------------------------------

-------------------------------------------------------
      ADVANCE SUMMARY (ADVANCE MADE BY SERVICER)
-------------------------------------------------------
                           Principal         Interest
-------------------------------------------------------
Prior Outstanding
Plus Current Period
Less Recovered
Less Non Recovered
-------------------------------------------------------
Ending Outstanding
-------------------------------------------------------

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                    MORGAN STANLEY CAPITAL I INC.                         Statement Date:       12/14/2005
LaSalle Bank N.A.                    COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:         12/14/2005
                                                    SERIES 2005-HQ7                               Prior Payment:               N/A
                                                                                                  Next Payment:          1/14/2005
                                                                                                  Record Date:          11/30/2005
                                             ABN AMRO ACCT: XX-XXXX-XX-X

                               ASSET BACKED FACTS ~15 MONTH HISTORICAL LOAN STATUS SUMMARY

=================   =======================================================================================================
                                                           Delinquency Aging Categories
                    -------------------------------------------------------------------------------------------------------
 Distribution            Delinq 1 Month       Delinq 2 Months     Delinq 3+ Months      Foreclosure          REO
                    -------------------------------------------------------------------------------------------------------
     Date              #       Balance      #      Balance       #      Balance      #      Balance      #       Balance
================    =======================================================================================================

   12/14/05
----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

----------------    -------------------------------------------------------------------------------------------------------

================    =======================================================================================================

===============================================================
              Special Event Categories (1)
---------------------------------------------------------------
    Modifications      Specially Serviced      Bankruptcy
---------------------------------------------------------------
   #       Balance      #      Balance       #      Balance
===============================================================

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

===============================================================

(1) Modification, Specially Serviced & Bankruptcy Totals are Included in the
    Appropriate Delinquency Aging Category.

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                   MORGAN STANLEY CAPITAL I INC.                          Statement Date:       12/14/2005
LaSalle Bank N.A.                   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                 Payment Date:         12/14/2005
                                                   SERIES 2005-HQ7                                Prior Payment:               N/A
                                                                                                  Next Payment:          1/14/2005
                                                                                                  Record Date:          11/30/2005
                                            ABN AMRO ACCT: XX-XXXX-XX-X

                                ASSET BACKED FACTS ~15 MONTH HISTORICAL PAYOFF/LOSS SUMMARY

====================================================================================================================================
Distribution   Ending Pool (1)       Payoffs (2)          Penalties     Appraisal Reduct. (2)  Liquidations (2)  Realized Losses (2)
            ------------------------------------------------------------------------------------------------------------------------
    Date       #       Balance     #       Balance     #      Amount      #       Balance       #      Balance      #      Amount
====================================================================================================================================

    12/14/03

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

===========================================
  Remaining Term     Curr Weighted Avg.
-------------------------------------------
  Life     Amort.    Coupon       Remit
===========================================

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

-------------------------------------------

===========================================

(1) Percentage based on pool as of cutoff.
(2) Percentage based on pool as of beginning of period.

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                  MORGAN STANLEY CAPITAL I INC.                          Statement Date:       12/14/2005
LaSalle Bank N.A.                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                 Payment Date:         12/14/2005
                                                  SERIES 2005-HQ7                                Prior Payment:               N/A
                                                                                                 Next Payment:          1/14/2005
                                                                                                 Record Date:          11/30/2005
                                           ABN AMRO ACCT: XX-XXXX-XX-X

                                    HISTORICAL COLLATERAL LEVEL PREPAYMENT REPORT

=========================== =====================================================================
  Disclosure      Payoff        Initial                                 Payoff        Penalty
   Control #      Period        Balance               Type              Amount        Amount
--------------------------- =====================================================================

================================================================================================
                            CURRENT                                              0             0
                            CUMULATIVE
                                                                    ============================

===========================  ============================================
 Prepayment     Maturity            Property             Geographic
    Date          Date                Type                Location
===========================  ============================================

============================================================================

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                               MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            Payment Date:         12/14/2005
                                               SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                         Next Payment:          1/14/2005
                                                                                         Record Date:          11/30/2005
                                        ABN AMRO ACCT: XX-XXXX-XX-X

                                             DELINQUENT LOAN DETAIL

============================================================================================================
                                         Paid                          Outstanding         Out. Property
   Disclosure                            Thru         Current P&I          P&I               Protection
    Control #                            Date           Advance         Advances**            Advances
============================================================================================================

=============================================================================================================
A.  P&I Advance - Loan in Grace Period                             1.  P&I Advance - Loan delinquent 1 month
B.  P&I Advance - Late Payment but (less than) 1 month delinq      2.  P&I Advance - Loan delinquent 2 months
=============================================================================================================

======================================================================================
                      Special
     Advance          Servicer       Foreclosure       Bankruptcy          REO
 Description (1)   Transfer Date         Date             Date             Date
======================================================================================

==================================================================================================================================
3.  P&I Advance - Loan delinquent 3 months or More  5. Prepaid in Full     7. P&I Advance (Foreclosure)  9. REO  11. Modification
4.  Matured Balloon/Assumed Scheduled Payment       6. Specially Serviced  9. P&I Advance (REO)         10. DPO
==================================================================================================================================

**  Outstanding P&I Advances include the current period P&I Advance

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                              MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.              COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            Payment Date:         12/14/2005
                                              SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                        Next Payment:          1/14/2005
                                                                                        Record Date:          11/30/2005
                                       ABN AMRO ACCT: XX-XXXX-XX-X

                                        MORTGAGE LOAN CHARACTERISTICS

                  DISTRIBUTION OF PRINCIPAL BALANCES
================================================================================
 Current Scheduled     # of     Scheduled     % of        Weighted Average
                                                     ---------------------------
     Balances          Loans    Balance     Balance    Term    Coupon    DSCR
================================================================================

================================================================================
                           0              0    0.00%
================================================================================
Average Scheduled Balance
Maximum Scheduled Balance
Minimum Scheduled Balance

              DISTRIBUTION OF REMAINING TERM (FULLY AMORTIZING)
===============================================================================
  Fully Amortizing    # of     Scheduled     % of         Weighted Average
                                                    ---------------------------
   Mortgage Loans     Loans    Balance     Balance    Term    Coupon    DSCR
===============================================================================

===============================================================================
                          0              0    0.00%
===============================================================================
                                             Minimum Remaining Term
                                             Maximum Remaining Term

                    DISTRIBUTION OF MORTGAGE INTEREST RATES
================================================================================
   Current Mortgage      # of    Scheduled    % of         Weighted Average
                                                     ---------------------------
    Interest Rate       Loans     Balance    Balance   Term    Coupon     DSCR
================================================================================

================================================================================
                             0             0   0.00%
================================================================================
Minimum Mortgage Interest Rate              10.0000%
Maximum Mortgage Interest Rate              10.0000%

                   DISTRIBUTION OF REMAINING TERM (BALLOON)
================================================================================
        Balloon            # of   Scheduled    % of         Weighted Average
                                                       -------------------------
    Mortgage Loans        Loans    Balance    Balance   Term   Coupon    DSCR
================================================================================
   0       to       60
  61       to      120
 121       to      180
 181       to      240
 241       to      360

================================================================================
                               0            0   0.00%
================================================================================
Minimum Remaining Term        0
Maximum Remaining Term        0

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                 MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            Payment Date:         12/14/2005
                                                 SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                           Next Payment:          1/14/2005
                                                                                           Record Date:          11/30/2005
                                          ABN AMRO ACCT: XX-XXXX-XX-X

                                           MORTGAGE LOAN CHARACTERISTICS

                       DISTRIBUTION OF DSCR (CURRENT)
================================================================================
   Debt Service         # of     Scheduled     % of
  Coverage Ratio        Loans    Balance     Balance    WAMM     WAC      DSCR
================================================================================

================================================================================
                            0              0    0.00%
================================================================================
Maximum  DSCR               0.000
Minimum  DSCR               0.000

                      DISTRIBUTION OF DSCR (CUTOFF)
================================================================================
   Debt Service        # of     Scheduled     % of
  Coverage Ratio       Loans    Balance     Balance    WAMM     WAC      DSCR
================================================================================

================================================================================
                           0              0    0.00%
================================================================================
Maximum  DSCR            0.00
Minimum  DSCR            0.00

                         GEOGRAPHIC DISTRIBUTION
================================================================================
                       # of     Scheduled    % of
  Geographic Location  Loans     Balance    Balance   WAMM     WAC       DSCR
================================================================================

================================================================================
                                     0                 0.00%
================================================================================

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                 MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            Payment Date:         12/14/2005
                                                 SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                           Next Payment:          1/14/2005
                                                                                           Record Date:          11/30/2005
                                          ABN AMRO ACCT: XX-XXXX-XX-X

                                         MORTGAGE LOAN CHARACTERISTICS

                    DISTRIBUTION OF PROPERTY TYPES
================================================================================
                        # of     Scheduled     % of
   Property Types       Loans    Balance     Balance    WAMM     WAC      DSCR
================================================================================

================================================================================
                            0              0    0.00%
================================================================================

                   DISTRIBUTION OF AMORTIZATION TYPE
================================================================================
                        # of     Scheduled     % of
   Amortization Type    Loans    Balance     Balance    WAMM     WAC      DSCR
================================================================================

================================================================================

================================================================================

                       DISTRIBUTION OF LOAN SEASONING
================================================================================
                     # of      Scheduled    % of
  Number of Years     Loans     Balance    Balance   WAMM     WAC       DSCR
================================================================================

================================================================================
                           0             0   0.00%
================================================================================

                  DISTRIBUTION OF YEAR LOANS MATURING
================================================================================
                     # of    Scheduled     % of
        Year        Loans     Balance     Balance    WAMM     WAC    DSCR
================================================================================
        2003
        2004
        2005
        2006
        2007
        2008
        2009
        2010
        2011
        2012
        2013
   2014 & Longer
================================================================================
                       0            0     0.00%
================================================================================

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                 MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            Payment Date:         12/14/2005
                                                 SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                           Next Payment:          1/14/2005
                                                                                           Record Date:          11/30/2005
                                          ABN AMRO ACCT: XX-XXXX-XX-X

                                                 LOAN LEVEL DETAIL

======================================================================================================
                                                                      Operating                Ending
   Disclosure              Property                                   Statement   Maturity   Principal
   Control #     Grp         Type         State    DSCR      NOI        Date       Date       Balance
======================================================================================================

======================================================================================================
                                          W/Avg    0.00           0                                 0
======================================================================================================

================================================================================
                              Spec.       Loan

  Note      Scheduled   Mod.  Serv  ASER  Status            Prepayment
                                                 -------------------------------
  Rate         P&I      Flag  Flag  Flag  Code(1)  Amount     Penalty      Date
================================================================================

================================================================================
                   0                                   0           0
================================================================================

================================================================================
    *   NOI and DSCR, if available and reportable under the terms of the Pooling and Servicing Agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Legend:    A.  P&I Adv -  in Grace Period
                 B.  P&I Adv -  (less than) one month delinq
                 1.  P&I Adv -  delinquent 1 month
                 2.  P&I Adv -  delinquent 2 months
                 3.  P&I Adv -  delinquent 3+ months
                 4.  Mat. Balloon/Assumed  P&I
                 5.  Prepaid in Full
                 6.  Specially  Serviced
                 7.  Foreclosure
                 8.  Bankruptcy
                 9.  REO
                 10. DPO
                 11. Modification
 ===============================================================================

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES           Payment Date:         12/14/2005
                                                SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                          Next Payment:          1/14/2005
                                                                                          Record Date:          11/30/2005
                                         ABN AMRO ACCT: XX-XXXX-XX-X

                                  SPECIALLY SERVICED (PART I) - LOAN DETAIL

=========================== =========== ==================================
  Disclosure    Transfer    Loan Status               Balance
                                        ----------------------------------
  Control #       Date       Code (1)      Scheduled          Actual
=========================== =========== ==================================

=========================== =========== ==================================

========================================= ================================== ====================================
  Note       Maturity    Remaining Term            Property                                             NOI
                         ----------------
  Rate         Date       Life   Amort.              Type             State       NOI        DSCR      Date
========================================= ================================== ====================================

========================================= ================================== ====================================

(1) Legend:    A. P&I Adv - in Grace Period
               B. P&I Adv - (less than) 1 month delinq.
               1. P&I Adv - delinquent 1 month
               2. P&I Adv - delinquent 2 months
               3. P&I Adv - delinquent 3+ months
               4. Mat. Balloon/Assumed P&I
               5. Prepaid in full
               6. Specially Serviced
               7. Foreclosure
               8. Bankruptcy
               9. REO
              10. DPO
              11. Modification

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                   MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.                   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            Payment Date:         12/14/2005
                                                   SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                             Next Payment:          1/14/2005
                                                                                             Record Date:          11/30/2005
                                            ABN AMRO ACCT: XX-XXXX-XX-X

                             SPECIALLY SERVICED LOAN DETAIL (PART II) ~ SERVICER COMMENTS

=========================================================================================================
   Disclosure                Resolution
    Control #                 Strategy                                      Comments
=========================================================================================================

=========================================================================================================

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                 MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            Payment Date:         12/14/2005
                                                 SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                           Next Payment:          1/14/2005
                                                                                           Record Date:          11/30/2005
                                          ABN AMRO ACCT: XX-XXXX-XX-X

                                             MODIFIED LOAN DETAIL

========================================================================================================================
                                 Cutoff       Modified
  Disclosure    Modification    Maturity      Maturity                                      Modification
   Control #        Date          Date          Date                                         Description
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            Payment Date:         12/14/2005
                                                SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                          Next Payment:          1/14/2005
                                                                                          Record Date:          11/30/2005
                                         ABN AMRO ACCT: XX-XXXX-XX-X

                                             REALIZED LOSS DETAIL

=====================================================================================================
                                                                     Beginning
                     Disclosure       Appraisal      Appraisal       Scheduled           Gross
     Period          Control #          Date           Value          Balance          Proceeds
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
CURRENT TOTAL                                                                 0.00              0.00
CUMULATIVE                                                                    0.00              0.00
=====================================================================================================

================================================================================
   Gross Proceeds       Aggregate       Net        Net Proceeds
    as a % of         Liquidation   Liquidation      as a % of      Realized
  Sched Principal      Expenses *    Proceeds     Sched. Balance      Loss
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             0.00            0.00                           0.00
                             0.00            0.00                           0.00
================================================================================

 * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

ABN AMRO                                 MORGAN STANLEY CAPITAL I INC.                     Statement Date:       12/14/2005
LaSalle Bank N.A.                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            Payment Date:         12/14/2005
                                                 SERIES 2005-HQ7                           Prior Payment:               N/A
                                                                                           Next Payment:          1/14/2005
                                                                                           Record Date:          11/30/2005
                                          ABN AMRO ACCT: XX-XXXX-XX-X

                                             APPRAISAL REDUCTION DETAIL

=========================== ==================================================
  Disclosure    Appraisal    Scheduled       ARA      Current P&I
   Control #    Red. Date     Balance       Amount      Advance       ASER
=========================== ==================================================

=========================== ==================================================

========================================== ============================= ======== ============================
  Note       Maturity     Remaining Term          Property                                  Appraisal
                         -----------------                                        ----------------------------
  Rate         Date        Life   Amort.            Type          State   DSCR        Value         Date
========================================== ============================= ======== ============================

========================================== ============================= ======== ============================

11/07/2005 - 14:439 (MXXX-MXXX)  (C) 2000  LaSalle Bank N.A.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   SCHEDULE A

                      Class A-AB Planned Principal Balance

 DISTRIBUTION DATE        BALANCE            DISTRIBUTION DATE       BALANCE
 -----------------        -------            -----------------       -------
     12/14/2005       $100,000,000.00            11/14/2009      $100,000,000.00
     01/14/2006       $100,000,000.00            12/14/2009      $100,000,000.00
     02/14/2006       $100,000,000.00            01/14/2010      $100,000,000.00
     03/14/2006       $100,000,000.00            02/14/2010      $100,000,000.00
     04/14/2006       $100,000,000.00            03/14/2010      $100,000,000.00
     05/14/2006       $100,000,000.00            04/14/2010      $100,000,000.00
     06/14/2006       $100,000,000.00            05/14/2010      $100,000,000.00
     07/14/2006       $100,000,000.00            06/14/2010      $100,000,000.00
     08/14/2006       $100,000,000.00            07/14/2010      $100,000,000.00
     09/14/2006       $100,000,000.00            08/14/2010      $100,000,000.00
     10/14/2006       $100,000,000.00            09/14/2010      $100,000,000.00
     11/14/2006       $100,000,000.00            10/14/2010      $100,000,000.00
     12/14/2006       $100,000,000.00            11/14/2010      $100,000,000.00
     01/14/2007       $100,000,000.00            12/14/2010      $100,000,000.00
     02/14/2007       $100,000,000.00            01/14/2011      $100,000,000.00
     03/14/2007       $100,000,000.00            02/14/2011      $100,000,000.00
     04/14/2007       $100,000,000.00            03/14/2011       $98,008,394.29
     05/14/2007       $100,000,000.00            04/14/2011       $95,970,000.00
     06/14/2007       $100,000,000.00            05/14/2011       $93,734,000.00
     07/14/2007       $100,000,000.00            06/14/2011       $91,677,000.00
     08/14/2007       $100,000,000.00            07/14/2011       $89,422,000.00
     09/14/2007       $100,000,000.00            08/14/2011       $87,346,000.00
     10/14/2007       $100,000,000.00            09/14/2011       $85,260,000.00
     11/14/2007       $100,000,000.00            10/14/2011       $82,976,000.00
     12/14/2007       $100,000,000.00            11/14/2011       $80,870,000.00
     01/14/2008       $100,000,000.00            12/14/2011       $78,568,000.00
     02/14/2008       $100,000,000.00            01/14/2012       $76,442,000.00
     03/14/2008       $100,000,000.00            02/14/2012       $74,306,000.00
     04/14/2008       $100,000,000.00            03/14/2012       $71,788,000.00
     05/14/2008       $100,000,000.00            04/14/2012       $69,631,000.00
     06/14/2008       $100,000,000.00            05/14/2012       $67,300,000.00
     07/14/2008       $100,000,000.00            06/14/2012       $65,300,000.00
     08/14/2008       $100,000,000.00            07/14/2012       $63,000,000.00
     09/14/2008       $100,000,000.00            08/14/2012       $61,000,000.00
     10/14/2008       $100,000,000.00            09/14/2012       $58,900,000.00
     11/14/2008       $100,000,000.00            10/14/2012       $56,653,000.00
     12/14/2008       $100,000,000.00            11/14/2012       $54,513,000.00
     01/14/2009       $100,000,000.00            12/14/2012       $52,189,000.00
     02/14/2009       $100,000,000.00            01/14/2013       $50,030,000.00
     03/14/2009       $100,000,000.00            02/14/2013       $47,860,000.00
     04/14/2009       $100,000,000.00            03/14/2013       $45,159,000.00
     05/14/2009       $100,000,000.00            04/14/2013       $42,968,000.00
     06/14/2009       $100,000,000.00            05/14/2013       $40,593,000.00
     07/14/2009       $100,000,000.00            06/14/2013       $38,381,000.00
     08/14/2009       $100,000,000.00            07/14/2013       $35,986,000.00
     09/14/2009       $100,000,000.00            08/14/2013       $33,753,000.00
     10/14/2009       $100,000,000.00            09/14/2013       $31,510,000.00

                                       A-1

 DISTRIBUTION DATE        BALANCE
 -----------------        -------
     10/14/2013        $29,085,000.00
     11/14/2013        $26,821,000.00
     12/14/2013        $24,375,000.00
     01/14/2014        $22,089,000.00
     02/14/2014        $19,793,000.00
     03/14/2014        $16,976,000.00
     04/14/2014        $14,657,000.00
     05/14/2014        $12,158,000.00
     06/14/2014         $9,816,000.00
     07/14/2014         $7,296,000.00
     08/14/2014         $4,933,000.00
     09/14/2014         $2,558,000.00
     10/14/2014            $11,000.00
     11/14/2014                    $0

                                       A-2

                         MORGAN STANLEY CAPITAL I INC.,
                                    DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     (ISSUABLE IN SERIES BY SEPARATE TRUSTS)
                                 ---------------

         Morgan Stanley Capital I Inc. will periodically offer certificates in one or more series and each series of certificates will represent beneficial ownership interests in a different trust fund.

         EACH TRUST FUND WILL CONSIST PRIMARILY OF ONE OR MORE SEGREGATED POOLS
OF:

         1) multifamily or commercial mortgage loans;

         2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

         3) direct obligations of the United States or other governmental agencies; or

         4) any combination of the 1-3, above, as well as other property as described in the accompanying prospectus supplement.

     The certificates of any series may consist of one or more classes. A given class may:

         o   provide for the accrual of interest based on fixed, variable or adjustable rates;

         o   be senior or subordinate to one or more other classes in respect of distributions;

         o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

         o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

         o   provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes;

         o   provide for sequential distributions of principal;

         o   provide for distributions based on a combination of any of the foregoing characteristics; or any combination of the above.

     INVESTING IN THE CERTIFICATES OFFERED TO YOU INVOLVES RISKS. SEE "RISK
FACTORS" BEGINNING ON PAGE 9 IN THIS PROSPECTUS AND ON PAGE S-31 OF THE RELATED
PROSPECTUS SUPPLEMENT.

     This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series. The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities in any state where the offer or sale is not permitted.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates to be offered to you or determined if this prospectus or the accompanying prospectus supplement are truthful or complete. Any representation to the contrary is a criminal offense.

                   -------------------------------------------

                                 MORGAN STANLEY
                   The date of this Prospectus is June 7, 2005

    IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

     Information about the certificates being offered to you is contained in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates; and (b) the accompanying prospectus supplement, which describes the specific terms of your series of certificates, including:

         o   the timing of interest and principal payments;

         o   applicable interest rates;

         o   information about the trust fund's assets;

         o   information about any credit support or cash flow agreement;

         o   the rating for each class of certificates;

         o   information regarding the nature of any subordination;

         o   any circumstance in which the trust fund may be subject to early termination;

         o   whether any elections will be made to treat the trust fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes;

         o   the aggregate principal amount of each class of certificates;

         o   information regarding any master servicer, sub-servicer or special servicer; and

         o   whether the certificates will be initially issued in definitive or book entry form.

     IF THE TERMS OF THE CERTIFICATES OFFERED TO YOU VARY BETWEEN THIS
PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE
INFORMATION IN THE PROSPECTUS SUPPLEMENT. Further, you should rely only on the information contained in this prospectus and the accompanying prospectus supplement. Morgan Stanley Capital I Inc. has not authorized anyone to provide you with information that is different.

     Distributions on the certificates will be made only from the assets of the related trust fund. The certificates of each series will not be an obligation of
Morgan Stanley Capital I Inc. or any of its affiliates. Neither the certificates nor any assets in the related trust fund will be insured or guaranteed by any governmental agency or instrumentality or any other person unless the related prospectus supplement so provides.

     This prospectus and the accompanying prospectus supplement include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus and the prospectus supplement identify the pages where these sections are located.

     Morgan Stanley Capital I Inc.'s principal executive office is located at
1585 Broadway, 37th Floor, New York, New York 10036, and the telephone number is
(212) 761-4000.

                    ----------------------------------------

     Until 90 days after the date of each prospectus supplement, all dealers that buy, sell or trade the certificates offered by that prospectus supplement, whether or not participating in the offering, may be required to deliver a prospectus supplement and this prospectus. This is in addition to the dealers'
obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                TABLE OF CONTENTS

                                      -i-

                                      -ii-

                              SUMMARY OF PROSPECTUS

This summary highlights selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF AN OFFERING OF CERTIFICATES, READ
THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT CAREFULLY.

                                WHAT YOU WILL OWN

TITLE OF CERTIFICATES..................... Mortgage Pass-Through Certificates, issuable in series.

MORTGAGE POOL............................. Each trust fund will consist primarily of one or more segregated pools of:

                                           (1) multifamily or commercial mortgage loans;

                                           (2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

                                           (3) direct obligations of the United States or other governmental agencies; or

                                           (4) any combination of 1-3 above, as well as other property as described in the accompanying prospectus supplement.

                                           as to some or all of the mortgage loans, assignments of the leases of the related mortgaged properties or assignments of the rental payments due under those leases.

                                           Each trust fund for a series of certificates may also include:

                                           o   letters of credit, insurance policies, guarantees, reserve funds or other types of credit support; and

                                           o   currency or interest rate exchange agreements and other
                                               financial assets.

                           RELEVANT PARTIES AND DATES

ISSUER.................................... Morgan Stanley Capital I 200__-__ Trust.

DEPOSITOR................................. Morgan Stanley Capital I Inc., a wholly-owned subsidiary of Morgan
                                           Stanley.

MASTER SERVICER........................... The master servicer, if any, for each series of certificates will be named in the related prospectus supplement. The master servicer may be an affiliate of Morgan Stanley Capital I Inc.

SPECIAL SERVICER.......................... The special servicer, if any, for each series of certificates will be named, or the circumstances in accordance with which a special servicer will be appointed will be described, in the related prospectus supplement. The special servicer may be an affiliate of
                                           Morgan Stanley Capital I Inc.

TRUSTEE................................... The trustee for each series of certificates will be named in the related prospectus supplement.

ORIGINATOR................................ The originator or originators of the mortgage loans will be named in the related prospectus supplement. An originator may be an affiliate of Morgan Stanley Capital I Inc. Morgan Stanley Capital I
                                           Inc. will purchase the

                                           mortgage loans or the mortgage backed securities or both, on or before the issuance of the related series of certificates.

                       INFORMATION ABOUT THE MORTGAGE POOL

THE TRUST FUND ASSETS..................... Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund consisting primarily of:

        (A)  MORTGAGE ASSETS.............. The mortgage loans and the mortgage backed securities, or one or the other, with respect to each series of certificates will consist of a pool of:

                                           o   multifamily or commercial mortgage loans or both;

                                           o   mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by mortgage loans; or

                                           o   a combination of mortgage loans and mortgage backed securities.

                                           The mortgage loans will not be guaranteed or insured by:

                                           o   Morgan Stanley Capital I Inc. or any of its affiliates; or

                                           o   unless the prospectus supplement so provides, any governmental agency or instrumentality or other person.

                                           The mortgage loans will be secured by first liens or junior liens on, or security interests in:

                                           o   residential properties consisting of five or more rental or cooperatively-owned dwelling units; or

                                           o   office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health-care related facilities, mobile home parks, warehouse facilities,
                                               mini-warehouse facilities or self-storage facilities,
                                               industrial plants, congregate care facilities, mixed use
                                               commercial properties or other types of commercial properties.

                                           Unless otherwise provided in the prospectus supplement, the mortgage loans:

                                           o   will be secured by properties located in any of the fifty
                                               states, the District of Columbia or the Commonwealth of Puerto
                                               Rico;

                                           o   will have individual principal balances at origination of at least $25,000;

                                           o   will have original terms to maturity of not more than 40 years;
                                               and

                                           o   will be originated by persons other than Morgan Stanley Capital
                                               I Inc.

                                           Each mortgage loan may provide for the following payment terms:

                                           o   Each mortgage loan may provide for no accrual of interest or for accrual of interest at a fixed or adjustable rate or at a rate that may be converted from adjustable to fixed, or vice versa, from time to

                                                     -2-

                                               time at the borrower's election. Adjustable
                                               mortgage rates may be based on one or more indices.

                                           o   Each mortgage loan may provide for scheduled payments to
                                               maturity or payments that adjust from time to time to
                                               accommodate changes in the interest rate or to reflect the occurrence of certain events.

                                           o   Each mortgage loan may provide for negative amortization or accelerated amortization.

                                           o   Each mortgage loan may be fully amortizing or require a balloon payment due on the loan's stated maturity date.

                                           o   Each mortgage loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment.

                                           o   Each mortgage loan may provide for payments of principal,
                                               interest or both, on due dates that occur monthly, quarterly, semi-annually or at another interval as specified in the
                                               related prospectus supplement.

         (B) GOVERNMENT SECURITIES........ If the related prospectus supplement so specifies, the trust fund may include direct obligations of the United States, agencies of the United States or agencies created by government entities which provide for payment of interest or principal or both.

         (C) COLLECTION ACCOUNTS.......... Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders. The person(s)
                                           designated in the related prospectus supplement will, to the extent described in this prospectus and the prospectus supplement, deposit into this account all payments and collections received or advanced with respect to the trust fund's assets. The collection account may be either interest bearing or non-interest bearing, and funds may be held in the account as cash or invested in short-term,
                                           investment grade obligations.

         (D) CREDIT SUPPORT............... If the related prospectus supplement so specifies, one or more classes of certificates may be provided with partial or full protection against certain defaults and losses on a trust fund's mortgage loans and mortgage backed securities.

                                           This protection may be provided by one or more of the following means:

                                           o   subordination of one or more other classes of certificates,

                                           o   letter of credit,

                                           o   insurance policy,

                                           o   guarantee,

                                           o   reserve fund or

                                           o   another type of credit support, or a combination thereof.

                                           The related prospectus supplement will describe the amount and types of credit support, the entity providing the credit support, if applicable, and

                                                     -3-

                                           related information. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any similar forms of credit support applicable to those mortgage backed securities.

         (E) CASH FLOW AGREEMENTS......... If the related prospectus supplement so provides, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the collection accounts will be invested at a specified rate. The trust fund also may include agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the trust fund's assets or on one or more classes of certificates.

                                           Agreements of this sort may include:

                                           o   interest rate exchange agreements,

                                           o   interest rate cap or floor agreements,

                                           o   currency exchange agreements or similar agreements. Currency exchange agreements might be included in a trust fund if some or all of the mortgage loans or mortgage backed securities, such as mortgage loans secured by mortgaged properties located outside the United States, are denominated in a non-United
                                               States currency.

                                           The related prospectus supplement will describe the principal terms of any guaranteed investment contract or other agreement and provide information with respect to the obligor. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any guaranteed investment contract or other agreements applicable to those mortgage backed securities.

DISTRIBUTIONS ON CERTIFICATES............  Each series of certificates will have the following characteristics:

                                           o   if the certificates evidence an interest in a trust fund that includes mortgage loans, the certificates will be issued
                                               pursuant to a pooling agreement;

                                           o   if the certificates evidence an interest in a trust fund that does not include mortgage loans, the certificates will be
                                               issued pursuant to a trust agreement;

                                           o   each series of certificates will include one or more classes of certificates;

                                           o   each series of certificates, including any class or classes not offered by this prospectus, will represent, in the aggregate, the entire beneficial ownership interest in the related trust fund;

                                           o   each class of certificates being offered to you, other than certain stripped interest certificates, will have a stated
                                               principal amount;

                                           o   each class of certificates being offered to you, other than certain stripped principal certificates, will accrue interest based on a fixed, variable or adjustable interest rate.

                                           The related prospectus supplement will specify the principal amount, if any, and the interest rate, if any, for each class of certificates. In the case of a variable or adjustable interest rate, the related prospectus supplement will specify the method for determining the rate.

                                                     -4-

                                           The certificates will not be guaranteed or insured by Morgan
                                           Stanley Capital I Inc. or any of its affiliates. The certificates also will not be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless the related prospectus supplement so provides.

         (A) INTEREST..................... Each class of certificates offered to you, other than stripped principal certificates and certain classes of stripped interest certificates, will accrue interest at the rate indicated in the prospectus supplement. Interest will be distributed to you as provided in the related prospectus supplement.

                                           Interest distributions:

                                           o   on stripped interest certificates may be made on the basis of the notional amount for that class, as described in the related prospectus supplement;

                                           o   may be reduced to the extent of certain delinquencies, losses, prepayment interest shortfalls, and other contingencies
                                               described in this prospectus and the related prospectus
                                               supplement.

         (B) PRINCIPAL.................... The certificates of each series initially will have an aggregate principal balance no greater than the outstanding principal balance of the trust fund's assets as of the close of business on the first day of the month during which the trust fund is formed, after application of scheduled payments due on or before that date, whether or not received. The related prospectus supplement may provide that the principal balance of the trust fund's assets will be determined as of a different date. The principal balance of a certificate at a given time represents the maximum amount that the holder is then entitled to receive of principal from future cash flow on the assets in the related trust fund.

                                           Unless the prospectus supplement provides otherwise, distributions of principal:

                                           o   will be made on each distribution date to the holders of the class or classes of certificates entitled to principal
                                               distributions, until the principal balances of those
                                               certificates have been reduced to zero; and

                                           o   will be made on a pro rata basis among all of the certificates of a given class or by random selection, as described in the prospectus supplement or otherwise established by the trustee.

                                           Stripped interest or interest-only certificates will not have a principal balance and will not receive distributions of principal.

ADVANCES.................................. Unless the related prospectus supplement otherwise provides, if a scheduled payment on a mortgage loan is delinquent and the master servicer determines that an advance would be recoverable, the master servicer will, in most cases, be required to advance the shortfall. Neither Morgan Stanley Capital I Inc. nor any of its
                                           affiliates will have any responsibility to make those advances.

                                                     -5-

                                           The master servicer:

                                           o   will be reimbursed for advances from subsequent recoveries from the delinquent mortgage loan or from other sources, as
                                               described in this prospectus and the related prospectus
                                               supplement; and

                                           o   will be entitled to interest on advances, if specified in the related prospectus supplement.

                                           If a particular trust fund includes mortgage backed securities, the prospectus supplement will describe any advance obligations applicable to those mortgage backed securities.

TERMINATION............................... The related prospectus supplement may provide for the optional early termination of the series of certificates through repurchase of the trust fund's assets by a specified party, under specified circumstances.

                                           The related prospectus supplement may provide for the early termination of the series of certificates in various ways
                                           including:

                                           o   optional early termination where a party identified in the prospectus supplement could repurchase the trust fund assets pursuant to circumstances specified in the prospectus
                                               supplement;

                                           o   termination through the solicitation of bids for the sale of all or a portion of the trust fund assets in the event the principal amount of a specified class or classes declines by a specified percentage amount on or after a specified date.

REGISTRATION OF CERTIFICATES.............. If the related prospectus supplement so provides, one or more classes of the certificates being offered to you will initially be represented by one or more certificates registered in the name of
                                           Cede & Co., as the nominee of Depository Trust Company. If the certificate you purchase is registered in the name of Cede & Co., you will not be entitled to receive a definitive certificate, except under the limited circumstances described in this
                                           prospectus.

TAX STATUS OF THE CERTIFICATES............ The certificates of each series will constitute either:

                                           o   regular interests and residual interests in a trust treated as a real estate mortgage investment conduit--known as a
                                               REMIC--undeR Sections 860A through 860G of the Internal Revenue
                                               Code; or

                                           o   interests in a trust treated as a grantor trust under
                                               applicable provisions of the Internal Revenue Code.

         (A) REMIC........................ The regular certificates of the REMIC generally will be treated as debt obligations of the applicable REMIC for federal income tax purposes. Some of the regular certificates of the REMIC may be issued with original issue discount for federal income tax purposes.

                                           A portion or, in certain cases, all of the income from REMIC residual certificates:

                                           o   may not be offset by any losses from other activities of the holder of those certificates;

                                                     -6-

                                           o   may be treated as unrelated business taxable income for holders of the residual certificates of the REMIC that are subject to tax on unrelated business taxable income, as defined in Section
                                               511 of the Internal Revenue Code; and

                                           o   may be subject to U.S. withholding tax.

                                           To the extent described in this prospectus and the related prospectus supplement, the certificates offered to you will be treated as:

                                           o   assets described in section 7701(a)(19)(C) of the Internal
                                               Revenue Code; and

                                           o   "real estate assets" within the meaning of sections
                                               856(c)(4)(A) and 856(c)(5)(B) of the Internal Revenue Code.

         (B) GRANTOR TRUST................ If no election is made to treat the trust fund relating to a series of certificates as a REMIC, the trust fund will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes. If the trust fund is a grantor trust, you will be treated as an owner of an undivided pro rata interest in the mortgage pool or pool of securities and any other assets held by the trust fund. In certain cases the certificates may represent interests in a portion of a trust fund as to which one or more REMIC elections, as described above, are also made.

                                           Investors are advised to consult their tax advisors and to review
                                           "Federal Income Tax Consequences" in this prospectus and the related prospectus supplement.

ERISA CONSIDERATIONS...................... If you are subject to Title I of the Employee Retirement Income
                                           Security Act of 1974, as amended--also known as ERISA, or Section
                                           4975 of the Internal Revenue Code, you should carefully review with your legal advisors whether the purchase or holding of certificates could give rise to a transaction that is prohibited or is not otherwise permissible under either statute.

                                           In general, the related prospectus supplement will specify that some of the classes of certificates may not be transferred unless the trustee and Morgan Stanley Capital I Inc. receive a letter of representations or an opinion of counsel to the effect that:

                                           o   the transfer will not result in a violation of the prohibited transaction provisions of ERISA or the Internal Revenue Code;

                                           o   the transfer will not cause the assets of the trust fund to be deemed "plan assets" for purposes of ERISA or the Internal
                                               Revenue Code; and

                                           o   the transfer will not subject any of the trustee, Morgan
                                               Stanley Capital I Inc. or any servicer to additional
                                               obligations.

LEGAL INVESTMENT.......................... The related prospectus supplement will specify whether any classes of the offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                                           Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory

                                                     -7-

                                           authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and the sale of the offered certificates.

RATING.................................... At the date of issuance, each class of certificates of each series that are offered to you will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies.

                                                     -8-

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. In particular, the timing and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below under Risk Factors, together with those described in the related prospectus supplement under Risk Factors, summarize the material risks relating to your certificates.

THE LACK OF A SECONDARY MARKET
MAY MAKE IT DIFFICULT FOR YOU
TO RESELL YOUR CERTIFICATES        Secondary market considerations may make your
                                   certificates difficult to resell or less
                                   valuable than you anticipated for a variety
                                   of reasons, including:

                                   o  there may not be a secondary market for
                                      the certificates;

                                   o  if a secondary market develops, we cannot
                                      assure you that it will continue or will
                                      provide you with the liquidity of
                                      investment you may have anticipated. Lack
                                      of liquidity could result in a substantial
                                      decrease in the market value of your
                                      certificates;

                                   o  the market value of your certificates will
                                      fluctuate with changes in interest rates;

                                   o  the secondary market for certificates
                                      backed by residential mortgages may be
                                      more liquid than the secondary market for
                                      certificates backed by multifamily and
                                      commercial mortgages so if your liquidity
                                      assumptions were based on the secondary
                                      market for certificates backed by
                                      residential mortgages, your assumptions
                                      may not be correct;

                                   o  certificateholders have no redemption
                                      rights; and

                                   o  secondary market purchasers are limited to
                                      this prospectus, the related prospectus
                                      supplement and to the reports delivered to
                                      certificateholders for information
                                      concerning the certificates.

                                   Morgan Stanley & Co. Incorporated currently
                                   expects to make a secondary market in your
                                   certificates, but it has no obligation to do
                                   so.

THE TRUST FUND'S ASSETS MAY
BE INSUFFICIENT TO ALLOW
FOR REPAYMENT IN FULL ON
YOUR CERTIFICATES                  Unless the related prospectus supplement so
                                   specifies, the sole source of payment on your
                                   certificates will be proceeds from the assets
                                   included in the trust fund for each series of
                                   certificates and any form of credit
                                   enhancement specified in the related
                                   prospectus supplement. You will not have any
                                   claim against, or security interest in, the
                                   trust fund for any other series. In addition,
                                   in general, there is no recourse to Morgan
                                   Stanley Capital I Inc. or any other entity,
                                   and neither the certificates nor the
                                   underlying mortgage loans are guaranteed or
                                   insured by any governmental agency or
                                   instrumentality or any other entity.
                                   Therefore, if the trust fund's assets are
                                   insufficient to pay you your

                                      -9-

                                   expected return, in most situations you will
                                   not receive payment from any other source.
                                   Exceptions include:

                                   o   loan repurchase obligations in connection
                                       with a breach of certain of the
                                       representations and warranties; and

                                   o   advances on delinquent loans, to the
                                       extent the master servicer deems the
                                       advance will be recoverable.

                                   Because some of the representations and
                                   warranties with respect to the mortgage loans
                                   or mortgage backed securities may have been
                                   made or assigned in connection with transfers
                                   of the mortgage loans or mortgage backed
                                   securities prior to the closing date, the
                                   rights of the trustee and the
                                   certificateholders with respect to those
                                   representations or warranties will be limited
                                   to their rights as assignees. Unless the
                                   related prospectus supplement so specifies,
                                   neither Morgan Stanley Capital I Inc., the
                                   master servicer nor any affiliate thereof
                                   will have any obligation with respect to
                                   representations or warranties made by any
                                   other entity.

                                   There may be accounts, as described in the
                                   related prospectus supplement, maintained as
                                   credit support. The amounts in these accounts
                                   may be withdrawn, under conditions described
                                   in the related prospectus supplement. Any
                                   withdrawn amounts will not be available for
                                   the future payment of principal or interest
                                   on the certificates.

                                   If a series of certificates consists of one
                                   or more classes of subordinate certificates,
                                   the amount of any losses or shortfalls in
                                   collections of assets on any distribution
                                   date will be borne first by one or more
                                   classes of the subordinate certificates, as
                                   described in the related prospectus
                                   supplement. Thereafter, those losses or
                                   shortfalls will be borne by the remaining
                                   classes of certificates, in the priority and
                                   manner and subject to the limitations
                                   specified in the related prospectus
                                   supplement.

PREPAYMENTS AND REPURCHASES
MAY REDUCE THE YIELD ON YOUR
CERTIFICATES                       The yield on your certificates may be reduced
                                   by prepayments on the mortgage loans or
                                   mortgage backed securities because
                                   prepayments affect the average life of the
                                   certificates. Prepayments can be voluntary,
                                   if permitted, and involuntary, such as
                                   prepayments resulting from casualty or
                                   condemnation, defaults and liquidations or
                                   repurchases upon breaches of representations
                                   and warranties. The investment performance of
                                   your certificates may vary materially and
                                   adversely from your expectation if the actual
                                   rate of prepayment is higher or lower than
                                   you anticipated.

                                   Voluntary prepayments may require the payment
                                   of a yield maintenance or prepayment premium.
                                   Nevertheless, we cannot assure you that the
                                   existence of the prepayment premium will
                                   cause a borrower to refrain from prepaying
                                   its mortgage loan nor can we assure you of
                                   the rate at which prepayments will occur.
                                   Morgan Stanley Mortgage Capital Inc., under
                                   certain circumstances, may be required to
                                   repurchase a mortgage loan from the trust
                                   fund if there has been a breach of a
                                   representation or warranty. The repurchase
                                   price paid will be passed through to you, as
                                   a certificateholder, with the same effect as
                                   if the mortgage loan had been prepaid in part
                                   or in full, except that no prepayment premium
                                   or yield maintenance charge would be payable.

                                      -10-

                                   Such a repurchase may therefore adversely
                                   affect the yield to maturity on your
                                   certificates.

                                   In a pool of mortgage loans, the rate of
                                   prepayment is unpredictable as it is
                                   influenced by a variety of factors including:

                                   o   the terms of the mortgage loans;

                                   o   the length of any prepayment lockout
                                       period;

                                   o   the prevailing interest rates;

                                   o   the availability of mortgage credit;

                                   o   the applicable yield maintenance charges
                                       or prepayment premiums;

                                   o   the servicer's ability to enforce those
                                       yield maintenance charges or prepayment
                                       premiums;

                                   o   the occurrence of casualties or natural
                                       disasters; and

                                   o   economic, demographic, tax, legal or
                                       other factors.

                                   There can be no assurance that the rate of
                                   prepayments will conform to any model
                                   described in this prospectus or in the
                                   related prospectus supplement.

                                   Some of the certificates may be more
                                   sensitive to prepayments than other
                                   certificates and in certain cases, the
                                   certificateholder holding these certificates
                                   may fail to recoup its original investment.
                                   You should carefully consider the specific
                                   characteristics of the certificates you
                                   purchase, as well as your investment approach
                                   and strategy. For instance, if you purchase a
                                   certificate at a premium, a prepayment may
                                   reduce the stream of interest payments you
                                   are entitled to receive on your certificate
                                   and your actual yield may be lower than your
                                   anticipated yield. Similarly, if you purchase
                                   a certificate which provides for the payment
                                   of interest only, or a certificate which
                                   provides for the payment of interest only
                                   after the occurrence of certain events, such
                                   as the retirement of one or more other
                                   classes of certificates of a series, you will
                                   probably be extremely sensitive to
                                   prepayments because a prepayment may reduce
                                   the stream of interest payments you are
                                   entitled to receive on your certificate.

IF PREPAYMENT PREMIUMS
ARE NOT ENFORCED, YOUR
CERTIFICATES MAY BE
ADVERSELY AFFECTED                 The yield on your certificates may be less
                                   than anticipated because the prepayment
                                   premium or yield maintenance required under
                                   certain prepayment scenarios may not be
                                   enforceable in some states or under federal
                                   bankruptcy laws.

                                   o   Some courts may consider the prepayment
                                       premium to be usurious.

                                   o   Even if the prepayment premium is
                                       enforceable, we cannot assure you that
                                       foreclosure proceeds will be sufficient
                                       to pay the prepayment premium.

                                      -11-

                                   o   Although the collateral substitution
                                       provisions related to defeasance are not
                                       suppose to be treated as a prepayment and
                                       should not affect your certificates, we
                                       cannot assure you that a court will not
                                       interpret the defeasance provisions as
                                       requiring a prepayment premium; nor can
                                       we assure you that if it is treated as a
                                       prepayment premium, the court will find
                                       the defeasance income stream enforceable.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       As principal payments or prepayments are made
                                   on a mortgage loan, the mortgage pool will be
                                   exposed to concentration risks with respect
                                   to the diversity of mortgaged properties,
                                   types of mortgaged properties and number of
                                   borrowers. Classes that have a later
                                   sequential designation or a lower payment
                                   priority are more likely to be exposed to
                                   these concentration risks than are classes
                                   with an earlier sequential designation or
                                   higher priority. This is so because principal
                                   on the certificates will be payable in
                                   sequential order, and no class entitled to a
                                   distribution of principal will receive its
                                   principal until the principal amount of the
                                   preceding class or classes entitled to
                                   receive principal have been reduced to zero.

RATINGS DO NOT GUARANTY
PAYMENT                            Any rating assigned by a rating agency to a
                                   class of certificates reflects the rating
                                   agency's assessment of the likelihood that
                                   holders of the class of certificates will
                                   receive the payments to which they are
                                   entitled.

                                   o   The ratings do not assess the likelihood
                                       that you will receive timely payments on
                                       your certificates.

                                   o   The ratings do not assess the likelihood
                                       of prepayments, including those caused by
                                       defaults.

                                   o   The ratings do not assess the likelihood
                                       of early optional termination of the
                                       certificates.

                                   Each rating agency rating classes of a
                                   particular series will determine the amount,
                                   type and nature of credit support required
                                   for that series. This determination may be
                                   based on an actuarial analysis of the
                                   behavior of mortgage loans in a larger group
                                   taking into account the appraised value of
                                   the real estate and the commercial and
                                   multifamily real estate market.

                                   o   We cannot assure you that the historical
                                       data supporting the actuarial analysis
                                       will accurately reflect or predict the
                                       rate of delinquency, foreclosure or loss
                                       that will be experienced by the mortgage
                                       loans in a particular series.

                                   o   We cannot assure you that the appraised
                                       value of any property securing a mortgage
                                       loan in a particular series will remain
                                       stable throughout the life of your
                                       certificate.

                                   o   We cannot assure you that the real estate
                                       market will not experience an overall
                                       decline in property values nor can we
                                       assure you that the outstanding balance
                                       of any mortgage loan in a

                                      -12-

                                       particular series will always be less
                                       than the market value of the property
                                       securing the mortgage loan.

RATINGS DO NOT GUARANTY VALUE      If one or more rating agencies downgrade
                                   certificates of a series, your certificate
                                   will decrease in value. Because none of
                                   Morgan Stanley Capital I Inc., the seller,
                                   the master servicer, the trustee or any
                                   affiliate has any obligation to maintain a
                                   rating of a class of certificates, you will
                                   have no recourse if your certificate
                                   decreases in value.

CASH FLOW FROM THE PROPERTIES
MAY BE VOLATILE AND INSUFFICIENT
TO ALLOW TIMELY PAYMENT ON
YOUR CERTIFICATES                  Repayment of a commercial or multifamily
                                   mortgage loan is dependent on the income
                                   produced by the property. Therefore, the
                                   borrower's ability to repay a mortgage loan
                                   depends primarily on the successful operation
                                   of the property and the net operating income
                                   derived from the property. Net operating
                                   income can be volatile and may be adversely
                                   affected by factors such as:

                                   o   economic conditions causing plant
                                       closings or industry slowdowns;

                                   o   an oversupply of available retail space,
                                       office space or multifamily housing;

                                   o   changes in consumer tastes and
                                       preferences;

                                   o   decrease in consumer confidence;

                                   o   retroactive changes in building codes;

                                   o   the age, design and construction quality
                                       of the property, including perceptions
                                       regarding the attractiveness, convenience
                                       or safety of the property;

                                   o   the age, design, construction quality and
                                       proximity of competing properties;

                                   o   increases in operating expenses due to
                                       external factors such as increases in
                                       heating or electricity costs;

                                   o   increases in operating expenses due to
                                       maintenance or improvements required at
                                       the property;

                                   o   a decline in the financial condition of a
                                       major tenant;

                                   o   a decline in rental rates as leases are
                                       renewed or entered into with new tenants;

                                   o   the concentration of a particular
                                       business type in a building;

                                   o   the length of tenant leases;

                                   o   the creditworthiness of tenants; and

                                   o   the property's "operating leverage."

                                      -13-

                                   Operating leverage refers to the percentage
                                   of total property expenses in relation to
                                   revenue, the ratio of fixed operating
                                   expenses to those that vary with revenue and
                                   the level of capital expenditures required to
                                   maintain the property and retain or replace
                                   tenants.

                                   If a commercial property is designed for a
                                   specific tenant, net operating income may be
                                   adversely affected if that tenant defaults
                                   under its obligations because properties
                                   designed for a specific tenant often require
                                   substantial renovation before it is suitable
                                   for a new tenant. As a result, the proceeds
                                   from liquidating this type of property
                                   following foreclosure might be insufficient
                                   to cover the principal and interest due under
                                   the loan.

                                   It is anticipated that a substantial portion
                                   of the mortgage loans included in any trust
                                   fund will be nonrecourse loans or loans for
                                   which recourse may be restricted or
                                   unenforceable. Therefore, if a borrower
                                   defaults, recourse may be had only against
                                   the specific property and any other assets
                                   that have been pledged to secure the related
                                   mortgage loan.

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO
CHANGE IN CURRENT OPERATING
INCOME                             Various factors may adversely affect the
                                   value of the mortgaged properties without
                                   affecting the properties' current net
                                   operating income. These factors include among
                                   others:

                                   o   changes in governmental regulations,
                                       fiscal policy, zoning or tax laws;

                                   o   potential environmental legislation or
                                       liabilities or other legal liabilities;

                                   o   the availability of refinancing; and

                                   o   changes in interest rate levels or yields
                                       required by investors in income producing
                                       commercial properties.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT              The successful operation of a real estate
                                   project depends upon the property manager's
                                   performance and viability. The property
                                   manager is responsible for:

                                   o   responding to changes in the local
                                       market;

                                   o   planning and implementing the rental
                                       structure;

                                   o   operating the property and providing
                                       building services;

                                   o   managing operating expenses; and

                                   o   assuring that maintenance and capital
                                       improvements are carried out in a timely
                                       fashion.

                                   A good property manager, by controlling
                                   costs, providing appropriate service to
                                   tenants and seeing to the maintenance of
                                   improvements, can improve cash flow, reduce
                                   vacancy, leasing and repair costs and

                                      -14-

                                   preserve building value. On the other hand,
                                   management errors can, in some cases, impair
                                   short-term cash flow and the long term
                                   viability of an income producing property.
                                   Properties deriving revenues primarily from
                                   short-term sources are generally more
                                   management intensive than properties leased
                                   to creditworthy tenants under long-term
                                   leases.

                                   Morgan Stanley Capital I Inc. makes no
                                   representation or warranty as to the skills
                                   of any present or future managers.
                                   Additionally, Morgan Stanley Capital I Inc.
                                   cannot assure you that the property managers
                                   will be in a financial condition to fulfill
                                   their management responsibilities throughout
                                   the terms of their respective management
                                   agreements.

YOU SHOULD CONSIDER THE NUMBER
OF MORTGAGE LOANS IN THE POOL      Assuming pools of equal aggregate unpaid
                                   principal balances, the concentration of
                                   default, foreclosure and loss in a trust fund
                                   containing fewer mortgage loans will
                                   generally be higher than that in trust fund
                                   containing more mortgage loans.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED          Payments under the mortgage loans are
                                   generally not insured or guaranteed by any
                                   person or entity.

                                   In general, the borrowers under the mortgage
                                   loans will be entities created to own or
                                   purchase the related commercial property. The
                                   borrowers are set up this way, in significant
                                   part, to isolate the property from the debts
                                   and liabilities of the person creating the
                                   entity. Unless otherwise specified, the loan
                                   will represent a nonrecourse obligation of
                                   the related borrower secured by the lien of
                                   the related mortgage and the related lease
                                   assignments. Even if the loan is recourse,
                                   the borrower generally will not have any
                                   significant assets other than the property or
                                   properties and the related leases, which will
                                   be pledged to the trustee. Therefore,
                                   payments on the loans and, in turn, payments
                                   of principal and interest on your
                                   certificates, will depend primarily or solely
                                   on rental payments by the lessees. Those
                                   rental payments will, in turn, depend on
                                   continued occupancy by, or the
                                   creditworthiness of, those lessees. Both
                                   continued occupancy and creditworthiness may
                                   be adversely affected by a general economic
                                   downturn or an adverse change in the lessees'
                                   financial conditions.

BORROWER MAY BE UNABLE TO REPAY
THE REMAINING PRINCIPAL BALANCE
ON ITS MATURITY DATE WHICH WOULD
ADVERSELY AFFECT PAYMENT ON YOUR
CERTIFICATES                       Some of the mortgage loans may not be fully
                                   amortizing over their terms to maturity and
                                   will require substantial principal
                                   payments--i.e., balloon payments--at their
                                   stated maturity. Mortgage loans with balloon
                                   payments involve a greater degree of risk
                                   because a borrower's ability to make a
                                   balloon payment typically will depend upon
                                   its ability either to timely refinance the
                                   loan or to timely sell the mortgaged
                                   property. However, refinancing a loan or
                                   selling the property will be affected by a
                                   number of factors, including:

                                   o   interest rates;

                                   o   the borrower's equity in the property;

                                      -15-

                                   o   the financial condition and operating
                                       history of the borrower and the property;

                                   o   tax laws;

                                   o   renewability of operating licenses;

                                   o   prevailing economic conditions and the
                                       availability of credit for commercial and
                                       multifamily properties;

                                   o   with respect to certain multifamily
                                       properties and mobile home parks, rent
                                       control laws; and

                                   o   with respect to hospitals, nursing homes
                                       and convalescent homes, reimbursement
                                       rates from private and public coverage
                                       providers.

YOUR CERTIFICATES WILL BEAR
LOSSES IF INSUFFICIENT FUNDS
ARE AVAILABLE TO SATISFY ANY
JUNIOR MORTGAGE LOANS              If the prospectus supplement so specifies,
                                   some of the mortgage loans may be secured
                                   primarily by junior mortgages. In the event
                                   of a liquidation, satisfaction of a mortgage
                                   loan secured by a junior mortgage will be
                                   subordinate to the satisfaction of the
                                   related senior mortgage loan. If the proceeds
                                   are insufficient to satisfy the junior
                                   mortgage and the related senior mortgage, the
                                   junior mortgage loan in the trust fund would
                                   suffer a loss and the class of certificate
                                   you own may bear that loss. Therefore, any
                                   risks of deficiencies associated with first
                                   mortgage loans will be even greater in the
                                   case of junior mortgage loans. See "--Risks
                                   Factors."

OBLIGOR DEFAULT MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       If the related prospectus supplement so
                                   specifies, a master servicer, a sub-servicer
                                   or a special servicer will be permitted,
                                   within prescribed parameters, to extend and
                                   modify whole loans that are in default or as
                                   to which a payment default is imminent. Any
                                   ability to extend or modify may apply, in
                                   particular, to whole loans with balloon
                                   payments. In addition, a master servicer, a
                                   sub-servicer or a special servicer may
                                   receive a workout fee based on receipts from,
                                   or proceeds of, those whole loans. While any
                                   entity granting this type of extension or
                                   modification generally will be required to
                                   determine that the extension or modification
                                   is reasonably likely to produce a greater
                                   recovery on a present value basis than
                                   liquidation, there is no assurance this will
                                   be the case. Additionally, if the related
                                   prospectus supplement so specifies, some of
                                   the mortgage loans included in the mortgage
                                   pool may have been subject to workouts or
                                   similar arrangements following prior periods
                                   of delinquency and default.

TENANT BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               The bankruptcy or insolvency of a major
                                   tenant, or of a number of smaller tenants may
                                   adversely affect the income produced by a
                                   mortgaged property. Under the Bankruptcy
                                   Code, a tenant has the option of assuming or
                                   rejecting any unexpired lease. If the tenant
                                   rejects the lease, the landlord's claim would
                                   be a general unsecured claim against the
                                   tenant, absent collateral securing the claim.
                                   The claim would be limited to the unpaid rent
                                   reserved for the periods prior to the
                                   bankruptcy petition or the earlier surrender
                                   of the leased

                                      -16-

                                   premises, which are unrelated to the
                                   rejection, plus the greater of one year's
                                   rent or 15% of the remaining rent reserved
                                   under the lease, but not more than three
                                   years' rent to cover any rejection related
                                   claims.

BORROWER BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               Under the Bankruptcy Code, the filing of a
                                   petition in bankruptcy by or against a
                                   borrower will stay the sale of the real
                                   property owned by that borrower, as well as
                                   the commencement or continuation of a
                                   foreclosure action. In addition, if a court
                                   determines that the value of the mortgaged
                                   property is less than the principal balance
                                   of the mortgage loan it secures, the court
                                   may prevent a lender from foreclosing on the
                                   mortgaged property, subject to certain
                                   protections available to the lender. As part
                                   of a restructuring plan, a court also may
                                   reduce the amount of secured indebtedness to
                                   the then-value of the mortgaged property.
                                   Such an action would make the lender a
                                   general unsecured creditor for the difference
                                   between the then-value and the amount of its
                                   outstanding mortgage indebtedness. A
                                   bankruptcy court also may:

                                   o   grant a debtor a reasonable time to cure
                                       a payment default on a mortgage loan;

                                   o   reduce monthly payments due under a
                                       mortgage loan;

                                   o   change the rate of interest due on a
                                       mortgage loan; or

                                   o   otherwise alter the mortgage loan's
                                       repayment schedule.

                                   Moreover, the filing of a petition in
                                   bankruptcy by, or on behalf of, a junior
                                   lienholder may stay the senior lienholder
                                   from taking action to foreclose on the
                                   mortgaged property in a manner that would
                                   substantially diminish the position of the
                                   junior lien. Additionally, the borrower's
                                   trustee or the borrower, as
                                   debtor-in-possession, has certain special
                                   powers to avoid, subordinate or disallow
                                   debts. In certain circumstances, the claims
                                   of the trustee may be subordinated to
                                   financing obtained by a debtor-in-possession
                                   subsequent to its bankruptcy.

                                   Under the Bankruptcy Code, the lender will be
                                   stayed from enforcing a borrower's assignment
                                   of rents and leases. The Bankruptcy Code also
                                   may interfere with the lender's ability to
                                   enforce lockbox requirements. The legal
                                   proceedings necessary to resolve these issues
                                   can be time consuming and may significantly
                                   delay the receipt of rents. Rents also may
                                   escape an assignment to the extent they are
                                   used by the borrower to maintain the
                                   mortgaged property or for other court
                                   authorized expenses.

                                   As a result of the foregoing, the lender's
                                   recovery with respect to borrowers in
                                   bankruptcy proceedings may be significantly
                                   delayed, and the aggregate amount ultimately
                                   collected may be substantially less than the
                                   amount owed.

                                      -17-

SOPHISTICATION OF THE
BORROWER MAY ADVERSELY
AFFECT PAYMENT
ON YOUR CERTIFICATES               In general, the mortgage loans will be made
                                   to partnerships, corporations or other
                                   entities rather than individuals. This may
                                   entail greater risks of loss from delinquency
                                   and foreclosure than do single family
                                   mortgage loans. In addition, the borrowers
                                   under commercial mortgage loans may be more
                                   sophisticated than the average single family
                                   home borrower. This may increase the
                                   likelihood of protracted litigation or the
                                   likelihood of bankruptcy in default
                                   situations.

CREDIT SUPPORT MAY NOT COVER
LOSSES OR RISKS WHICH
COULD ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES       Although the prospectus supplement for a
                                   series of certificates will describe the
                                   credit support for the related trust fund,
                                   the credit support will be limited in amount
                                   and coverage and may not cover all potential
                                   losses or risks. Use of credit support will
                                   be subject to the conditions and limitations
                                   described in the prospectus and in the
                                   related prospectus supplement. Moreover, any
                                   applicable credit support may not cover all
                                   potential losses or risks. For example,
                                   credit support may not cover fraud or
                                   negligence by a mortgage loan originator or
                                   other parties.

                                   A series of certificates may include one or
                                   more classes of subordinate certificates,
                                   which may include certificates being offered
                                   to you. Although subordination is intended to
                                   reduce the senior certificateholders' risk of
                                   delinquent distributions or ultimate losses,
                                   the amount of subordination will be limited
                                   and may decline under certain circumstances.
                                   In addition, if principal payments are made
                                   in a specified order of priority, and limits
                                   exist with respect to the aggregate amount of
                                   claims under any related credit support, the
                                   credit support may be exhausted before the
                                   principal of the certificate classes with
                                   lower priority has been repaid. Significant
                                   losses and shortfalls on the assets
                                   consequently may fall primarily upon classes
                                   of certificates having a lower payment
                                   priority. Moreover, if a form of credit
                                   support covers more than one series of
                                   certificates, holders of certificates
                                   evidencing an interest in a covered series
                                   will be subject to the risk that the credit
                                   support will be exhausted by the claims of
                                   other covered series.

                                   The amount of any credit support supporting
                                   one or more classes of certificates being
                                   offered to you, including the subordination
                                   of one or more classes will be determined on
                                   the basis of criteria established by each
                                   pertinent rating agency. Those criteria will
                                   be based on an assumed level of defaults,
                                   delinquencies, other losses or other factors.
                                   However, the loss experience on the related
                                   mortgage loans or mortgage backed securities
                                   may exceed the assumed levels. See
                                   "Description of Credit Support."

                                   Regardless of the form of any credit
                                   enhancement, the amount of coverage will be
                                   limited and, in most cases, will be subject
                                   to periodic reduction, in accordance with a
                                   schedule or formula. The master servicer
                                   generally will be permitted to reduce,
                                   terminate or substitute all or a portion of
                                   the credit enhancement for any series of
                                   certificates, if the applicable rating agency
                                   indicates that the then-current ratings will
                                   not be adversely affected. A rating agency
                                   may lower the ratings of any series of
                                   certificates if the obligations of any credit
                                   support

                                      -18-

                                   provider are downgraded. The ratings also may
                                   be lowered if losses on the related mortgage
                                   loans or MBS substantially exceed the level
                                   contemplated by the rating agency at the time
                                   of its initial rating analysis. Neither
                                   Morgan Stanley Capital I Inc., the master
                                   servicer nor any of their affiliates will
                                   have any obligation to replace or supplement
                                   any credit enhancement, or to take any other
                                   action to maintain any ratings of any series
                                   of certificates.

INVESTORS IN SUBORDINATE CLASSES
OF CERTIFICATES MAY BE SUBJECT
TO DELAYS IN PAYMENT AND MAY NOT
RECOVER THEIR INITIAL
INVESTMENTS                        To the extent described in this prospectus,
                                   the subordinate certificateholders' rights to
                                   receive distributions with respect to the
                                   assets to which they would otherwise be
                                   entitled will be subordinate to the rights of
                                   the senior certificateholders and of the
                                   master servicer, if the master servicer is
                                   paid its servicing fee, including any unpaid
                                   servicing fees with respect to one or more
                                   prior periods, and is reimbursed for certain
                                   unreimbursed advances and unreimbursed
                                   liquidation expenses. As a result, investors
                                   in subordinate certificates must be prepared
                                   to bear the risk that they may be subject to
                                   delays in payment and may not recover their
                                   initial investments.

                                   The yields on the subordinate certificates
                                   may be extremely sensitive to the loss
                                   experience of the assets and the timing of
                                   any losses. If the actual rate and amount of
                                   losses experienced by the assets exceed the
                                   rate and amount assumed by an investor, the
                                   yields to maturity on the subordinate
                                   certificates may be lower than anticipated.

DIFFICULTIES IN ENFORCEMENT OF
LOAN PROVISIONS MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       The mortgage loans may contain due-on-sale
                                   clauses, which permit a lender to accelerate
                                   the maturity of the mortgage loan if the
                                   borrower sells, transfers or conveys the
                                   related mortgaged property or its interest in
                                   the mortgaged property and debt-acceleration
                                   clauses, which permit a lender to accelerate
                                   the loan upon a monetary or non-monetary
                                   default by the borrower. These clauses are
                                   generally enforceable. The courts of all
                                   states will enforce clauses providing for
                                   acceleration in the event of a material
                                   payment default. The equity courts, however,
                                   may refuse to enforce these clauses if
                                   acceleration of the indebtedness would be
                                   inequitable, unjust or unconscionable.

                                   If the related prospectus supplement so
                                   specifies, the mortgage loans will be secured
                                   by an assignment of leases and rents.
                                   Pursuant to those assignments, the borrower
                                   typically assigns its right, title and
                                   interest as landlord under the leases on the
                                   related mortgaged property and the income
                                   derived from the leases to the lender as
                                   further security for the related mortgage
                                   loan, while retaining a license to collect
                                   rents as long as there is no default. If the
                                   borrower defaults, the license terminates and
                                   the lender is entitled to collect rents.
                                   These assignments are typically not perfected
                                   as security interests prior to actual
                                   possession of the cash flows. Some state laws
                                   may require that the lender take possession
                                   of the mortgaged property and obtain judicial
                                   appointment of a receiver before becoming
                                   entitled to collect the rents. In addition,
                                   if bankruptcy or similar proceedings are
                                   commenced by or in respect of the borrower,
                                   the lender's ability to collect the rents may
                                   be adversely

                                      -19-

                                   affected. See "Legal Aspects of the Mortgage
                                   Loans and the Leases--Leases and Rents."

ENVIRONMENTAL ISSUES AT THE
MORTGAGED PROPERTIES MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Real property pledged as security for a
                                   mortgage loan may be subject to environmental
                                   risks. Under federal law and the laws of
                                   certain states, contamination of a property
                                   may give rise to a lien on the property to
                                   assure the costs of cleanup. In several
                                   states, this type of lien has priority over
                                   the lien of an existing mortgage against the
                                   property. Moreover, the presence of hazardous
                                   or toxic substances, or the failure to
                                   remediate the property, may adversely affect
                                   the owner or operator's ability to borrow
                                   using the property as collateral. In
                                   addition, under the laws of some states and
                                   under CERCLA and other federal law, a lender
                                   may become liable, as an "owner operator,"
                                   for costs of addressing releases or
                                   threatened releases of hazardous substances
                                   that require remedy at a property, if agents
                                   or employees of the lender have become
                                   sufficiently involved in the management or
                                   operations of the borrower. Liability may be
                                   imposed even if the environmental damage or
                                   threat was caused by a prior owner.

                                   Under certain circumstances, a lender also
                                   risks this type of liability on foreclosure
                                   of the mortgage. Unless the related
                                   prospectus supplement specifies otherwise,
                                   neither the master servicer, the sub-servicer
                                   nor the special servicer may acquire title to
                                   a mortgaged property or take over its
                                   operation unless the master servicer has
                                   previously determined, based upon a report
                                   prepared by a person who regularly conducts
                                   environmental audits, that:

                                   o   the mortgaged property is in compliance
                                       with applicable environmental laws, and
                                       there are no circumstances present at the
                                       mortgaged property for which
                                       investigation, testing, monitoring,
                                       containment, clean-up or remediation
                                       could be required under any federal,
                                       state or local law or regulation; or

                                   o   if the mortgaged property is not in
                                       compliance with applicable environmental
                                       laws or circumstances requiring any of
                                       the foregoing actions are present, that
                                       it would be in the best economic interest
                                       of the trust fund to acquire title to the
                                       mortgaged property and take the actions
                                       as would be necessary and appropriate to
                                       effect compliance or respond to those
                                       circumstances.

                                   See "Legal Aspects of the Mortgage Loans and
                                   Leases--Environmental Legislation."

IF YOU ARE SUBJECT TO ERISA,
YOU MAY NOT BE ELIGIBLE TO
PURCHASE CERTIFICATES              Generally, ERISA applies to investments made
                                   by employee benefit plans and transactions
                                   involving the assets of those plans. Due to
                                   the complexity of regulations governing those
                                   plans, prospective investors that are subject
                                   to ERISA are urged to consult their own
                                   counsel regarding consequences under ERISA of
                                   acquisition, ownership and disposition of the
                                   offered certificates of any series.

                                      -20-

THE INCOME TAX CONSIDERATIONS
SHOULD IMPACT YOUR DECISION TO
PURCHASE A REMIC RESIDUAL
CERTIFICATE                        Except as provided in the prospectus
                                   supplement, REMIC residual certificates are
                                   anticipated to have "phantom income"
                                   associated with them. That is, taxable income
                                   is anticipated to be allocated to the REMIC
                                   residual certificates in the early years of
                                   the existence of the related REMIC--even if
                                   the REMIC residual certificates receive no
                                   distributions from the related REMIC--with a
                                   corresponding amount of losses allocated to
                                   the REMIC residual certificates in later
                                   years. Accordingly, the present value of the
                                   tax detriments associated with the REMIC
                                   residual certificates may significantly
                                   exceed the present value of the tax benefits
                                   related thereto, and the REMIC residual
                                   certificates may have a negative "value."

                                   Moreover, the REMIC residual certificates
                                   will, in effect, be allocated an amount of
                                   gross income equal to the non-interest
                                   expenses of the REMIC, but those expenses
                                   will be deductible only as itemized
                                   deductions, and will be subject to all the
                                   limitations applicable to itemized
                                   deductions, by holders of REMIC residual
                                   certificates that are individuals.
                                   Accordingly, investment in the REMIC residual
                                   certificates generally will not be suitable
                                   for individuals or for certain pass-through
                                   entities, such as partnerships or S
                                   corporations, that have individuals as
                                   partners or shareholders. In addition, REMIC
                                   residual certificates are subject to
                                   restrictions on transfer. Finally,
                                   prospective purchasers of a REMIC residual
                                   certificate should be aware that Treasury
                                   Department regulations do not permit certain
                                   REMIC residual interests to be marked to
                                   market.

REQUIRED CONSENT IN CONNECTION
WITH SERVICING THE PROPERTIES
MAY EFFECT THE TIMING OF
PAYMENTS ON YOUR CERTIFICATES      Under certain circumstances, the consent or
                                   approval of the holders of a specified
                                   percentage of the aggregate principal balance
                                   of all outstanding certificates of a series
                                   or a similar means of allocating
                                   decision-making will be required to direct
                                   certain actions. The actions may include
                                   directing the special servicer or the master
                                   servicer regarding measures to be taken with
                                   respect to some of the mortgage loans and
                                   real estate owned properties and amending the
                                   relevant pooling agreement or trust
                                   agreement. The consent or approval of these
                                   holders will be sufficient to bind all
                                   certificateholders of the relevant series.
                                   See "Description of the Agreements--Events of
                                   Default," "--Rights Upon Event of Default,"
                                   and "--Amendment."

LITIGATION ARISING OUT OF
ORDINARY BUSINESS MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               There may be pending or threatened legal
                                   proceedings against the borrowers and
                                   managers of the mortgaged properties and
                                   their respective affiliates arising out of
                                   the ordinary business of the borrowers,
                                   managers and affiliates. This litigation
                                   could cause a delay in the payment on your
                                   certificates. Therefore, we cannot assure you
                                   that this type of litigation would not have a
                                   material adverse effect on your certificates.

                                      -21-

COMPLIANCE WITH THE AMERICANS
WITH DISABILITIES ACT OF 1990
MAY BE EXPENSIVE AND MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Under the Americans with Disabilities Act of
                                   1990, all public accommodations are required
                                   to meet federal requirements related to
                                   access and use by disabled persons. Borrowers
                                   may incur costs complying with the Americans
                                   with Disabilities Act of 1990. In addition,
                                   noncompliance could result in the imposition
                                   of fines by the federal government or an
                                   award of damages to private litigants. These
                                   costs of complying with the Americans with
                                   Disabilities Act of 1990 and the possible
                                   imposition of fines for noncompliance would
                                   result in additional expenses on the
                                   mortgaged properties, which could have an
                                   adverse effect on your certificates.

IF YOUR CERTIFICATE IS BOOK-
ENTRY, YOU WILL NOT BE
RECOGNIZED AS A
CERTIFICATEHOLDER BY THE
TRUSTEE                            If the prospectus supplement so provides, one
                                   or more classes of the certificates offered
                                   to you will be initially represented by one
                                   or more certificates for each class
                                   registered in the name of Cede & Co., the
                                   nominee for the Depository Trust Company. If
                                   you purchase this type of certificate:

                                   o   your certificate will not be registered
                                       in your name or the name of your nominee;

                                   o   you will not be recognized by the trustee
                                       as a certificateholder; and

                                   o   you will be able to exercise your right
                                       as a certificateholder only through the
                                       Depository Trust Company and its
                                       participating organizations.

                                   You will be recognized as a certificateholder
                                   only if and when definitive certificates are
                                   issued. See "Description of the
                                   Certificates--Book-Entry Registration and
                                   Definitive Certificates."

                -------------------------------------------------

This prospectus also contains forward-looking statements that involve risks and uncertainties. Actual results could differ from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above under "Risk Factors" and elsewhere in this prospectus.

                                      -22-

                         DESCRIPTION OF THE TRUST FUNDS

      Capitalized terms are defined in the "Glossary of Terms" beginning on page
112.

ASSETS

     Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund. The primary assets of each trust fund will include:

     o   multifamily mortgage loans, commercial mortgage loans or both;

     o   mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities;

     o   direct obligations of the United States, agencies of the United States or agencies created by government entities which are not subject to redemption prior to maturity at the option of the issuer and are (a)
         interest-bearing securities, (b) non-interest bearing securities, (c)
         originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d)
         interest-bearing securities from which the right to payment of principal has been removed; or

     o   a combination of mortgage loans, mortgage backed securities and government securities.

     Neither the mortgage loans nor the mortgage backed securities will be guaranteed or insured by Morgan Stanley Capital I Inc. or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any government agency or instrumentality or by any other person. Each asset will be selected by
Morgan Stanley Capital I Inc. for inclusion in a trust fund from among those purchased, either directly or indirectly, from a prior holder thereof, which may be an affiliate of Morgan Stanley Capital I Inc. and, with respect to mortgage loans or mortgage backed securities, which prior holder may or may not be the originator of the mortgage loan or the issuer of the mortgage backed securities.

     Unless otherwise specified in the related prospectus supplement, the certificates of any series will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments in respect of the assets of any other trust fund established by Morgan Stanley Capital I Inc. If specified in the related prospectus supplement, the assets of a trust fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the assets.

MORTGAGE LOANS

  GENERAL

     The mortgage loans will be secured by liens on, or security interests in, mortgaged properties consisting of:

     o   Multifamily Properties which are residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings; or

     o   Commercial Properties which are office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

The mortgaged properties will be located in any one of the fifty states, the
District of Columbia or the Commonwealth of Puerto Rico, or, in another location, if specified in the related prospectus supplement. The mortgage loans in the mortgage pool will be evidenced by promissory notes secured by first or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on the mortgaged property. Multifamily
Properties may include mixed commercial and residential structures and may include apartment

                                      -23-

buildings owned by private cooperative housing corporations. The mortgaged properties may include leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the prospectus supplement, the term of any leasehold will exceed the term of the related mortgage note by at least five years. Each mortgage loan will have been originated by a person other than Morgan Stanley Capital I Inc. The related prospectus supplement will indicate if any originator or a mortgage loan is an affiliate of Morgan Stanley Capital I Inc., mortgage loans will generally also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the mortgage loan.

  LEASES

     If specified in the related prospectus supplement, some or all of the mortgage loans will include assignments of the leases of the related mortgaged properties and assignments of the rental payments due from lessee to lessor under the leases. To the extent specified in the related prospectus supplement, the commercial properties may be leased to lessees that respectively occupy all or a portion of the properties. Pursuant to an assignment of a lease, the related borrower may assign its rights, title and interest as lessor under each lease and the income derived from the lease to the related lender, while retaining a license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender or its agent is entitled to collect the rents from the related lessee or lessees for application to the monetary obligations of the borrower. State law may limit or restrict the enforcement of the lease assignments by a lender until it takes possession of the related mortgaged property or a receiver is appointed. See "Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents". Alternatively, if
specified in the related prospectus supplement, the borrower and the lender may agree that payments under leases are to be made directly to the master servicer.

     If described in the related prospectus supplement, the leases may require the lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related mortgage loans. In some cases, the leases may require the lessees to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the mortgaged properties. Some of the leases may require the borrower to bear costs associated with structural repairs or the maintenance of the exterior or other portions of the mortgaged property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the lessees are required to pay. If so specified in the related prospectus supplement, under certain circumstances the lessees may be permitted to set off their rental obligations against the obligations of the borrowers under the leases. In those cases where payments under the leases, net of any operating expenses payable by the borrowers are insufficient to pay all of the scheduled principal and interest on the related mortgage loans, the borrowers must rely on other income or sources, including security deposits, generated by the related mortgaged property to make payments on the related mortgage loan.

     To the extent specified in the related prospectus supplement, some commercial properties may be leased entirely to one lessee. In these cases, absent the availability of other funds, the borrower must rely entirely on rent paid by the lessee in order for the borrower to pay all of the scheduled principal and interest on the related mortgage loan. To the extent specified in the related prospectus supplement, some of the leases may expire prior to the stated maturity of the related mortgage loan. In these cases, upon expiration of the leases the borrowers will have to look to alternative sources of income, including rent payment by any new lessees or proceeds from the sale or refinancing of the mortgaged property, to cover the payments of principal and interest due on these mortgage loans unless the lease is renewed. As specified in the related prospectus supplement, some of the leases may provide that upon the occurrence of a casualty affecting a mortgaged property, the lessee will have the right to terminate its lease, unless the borrower, as lessor, is able to cause the mortgaged property to be restored within a specified period of time. Some leases may provide that it is the lessor's responsibility, while other leases provide that it is the lessee's responsibility, to restore the mortgaged property after a casualty to its original condition. Some leases may provide a right of termination to the related lessee if a taking of a material or specified percentage of the leased space in the mortgaged property occurs, or if the ingress or egress to the leased space has been materially impaired.

  DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of the property rather than upon the liquidation value of the real estate. Unless otherwise specified in the prospectus supplement, the mortgage loans will be non-recourse loans, which

                                      -24-

means that, absent special facts, the lender may look only to the Net Operating
Income from the property for repayment of the mortgage debt, and not to any other of the borrower's assets, in the event of the borrower's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on a loan. The "Debt Service Coverage Ratio" of a mortgage loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan. "Net Operating Income"
means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     The Net Operating Income of a mortgaged property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time.

     As the primary component of Net Operating Income, rental income as well as maintenance payments from tenant-stockholders of a cooperative is subject to the vagaries of the applicable real estate market or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial loans may be secured by owner-occupied mortgaged properties or mortgaged properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from the mortgaged properties than would be the case with respect to mortgaged properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related mortgage loan. As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower, is responsible for payment of some or all of these expenses;
however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related mortgage loan. See
"--Leases" above.

     The duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties. However, that risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low-and moderate-income housing in particular may be subject to legal limitations and regulations but, because of these regulations, may also be less sensitive to fluctuations in market rents generally.

     The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default because other factors may outweigh a high Debt
Service Coverage Ratio. For instance, where a mortgage loan requires substantial principal payments at the stated maturity, the risk of default if the balloon payment cannot be refinanced at maturity is significant, even though the related
Debt Service Coverage Ratio may be high.

     The liquidation value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the borrower.

                                      -25-

     Appraised values for income-producing properties may be based on:

     o   the recent resale value of comparable properties at the date of the appraisal;

     o   the cost of replacing the property;

     o   a projection of value based upon the property's projected net cash flow; or

     o   a selection from or interpolation of the values derived from the methods listed here.

     Each of these appraisal methods presents analytical challenges for the following reasons:

     o   it is often difficult to find truly comparable properties that have recently been sold;

     o   the replacement cost of a property may have little to do with its current market value;

     o   income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate;

     o   more than one of the appraisal methods may be used and each may produce significantly different results; and

     o   if a high Loan-to-Value Ratio accompanies a high Debt Service Coverage
         Ratio or vice versa, the analysis of default and loss risks is difficult.

     While Morgan Stanley Capital I Inc. believes that the foregoing considerations are important factors that generally distinguish the multifamily and commercial loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that these factors will in fact have been considered by the originators of the multifamily and commercial loans, or that, for any of the mortgage loans, they are complete or relevant. See "Risk Factors--Borrower May Be Unable To Repay The
Remaining Principal Balance On Its Maturity Date Which Would Adversely Affect
Payment On Your Certificates," "--Your Certificates Will Bear Losses If
Insufficient Funds Are Available to Satisfy Any Junior Mortgage Loans," and
"--Obligor Default May Adversely Affect Payment on Your Certificates."

  LOAN-TO-VALUE RATIO

     The Loan-to-Value Ratio of a mortgage loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the mortgage loan to the Value of the related mortgaged property. The Value of a mortgaged property, other than with respect to Refinance Loans, is generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan and

     o   the sales price for that property.

Refinance Loans are loans made to refinance existing loans. Unless the related prospectus supplement provides otherwise, the Value of the mortgaged property securing a Refinance Loan is the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the Value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

   MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each prospectus supplement will contain information, as of the date of that prospectus supplement or the Cut-off Date, if applicable and specifically known to Morgan Stanley Capital I Inc., with respect to the mortgage loans, including:

     o   the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans, unless the related prospectus supplement provides

                                      -26-

         otherwise, the close of business on the Cut-off Date, which is a day of the month of formation of the related trust fund, as designated in the prospectus supplement;

     o   the type of property securing the mortgage loans, e.g., multifamily property or commercial property and the type of property in each category;

     o   the weighted average, by principal balance, of the original and remaining terms to maturity of the mortgage loans;

     o   the earliest and latest origination date and maturity date of the mortgage loans;

     o   the weighted average, by principal balance, of the Loan-to-Value Ratios at origination of the mortgage loans;

     o   the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans;

     o   the state or states in which most of the mortgaged properties are located;

     o   information with respect to the prepayment provisions, if any, of the mortgage loans;

     o   the weighted average Retained Interest, if any;

     o   with respect to mortgage loans with adjustable mortgage rates, the
         Index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum mortgage rate or monthly payment variation at the time of any adjustment thereof and over the life of the adjustable rate loan and the frequency of monthly payment adjustments;

     o   the Debt Service Coverage Ratio either at origination or as of a more recent date, or both; and

     o   information regarding the payment characteristics of the mortgage loans, including without limitation balloon payment and other amortization provisions.

The related prospectus supplement will also contain certain information available to Morgan Stanley Capital I Inc. with respect to the provisions of leases and the nature of tenants of the mortgaged properties and other information referred to in a general manner under "--Default and Loss
Considerations with Respect to the Mortgage Loans" above. If specific information respecting the mortgage loans is not known to Morgan Stanley Capital
I Inc. at the time certificates are initially offered, more general information of the nature described in the bullet points in this section will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related certificates at or before the initial issuance thereof and will be filed as part of a Current
Report on Form 8-K with the Securities and Exchange Commission within fifteen days after the initial issuance.

  PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will:

     o   have individual principal balances at origination of not less than
         $25,000;

     o   have original terms to maturity of not more than 40 years; and

     o   provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at another interval as specified in the related prospectus supplement.

     Each mortgage loan may provide for no accrual of interest or for accrual of interest thereon at a mortgage rate. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated
maturity date, in each

                                      -27-

case as described in the related prospectus supplement. Each mortgage loan may contain a Lockout Period and Lockout Date, the date of expiration of the Lockout
Period, or require payment of a prepayment premium in connection with a prepayment, in each case as described in the related prospectus supplement.

     In the event that holders of any class or classes of the offered certificates in this prospectus supplement will be entitled to all or a portion of any prepayment premiums collected in respect of mortgage loans, the related prospectus supplement will specify the method or methods by which these amounts will be allocated. A mortgage loan may also contain provisions entitling the lender to a share of profits realized from the operation or disposition of the mortgaged property, as described in the related prospectus supplement. In the event that holders of any class or classes of offered certificates will be entitled to all or a portion of an Equity Participation, the related prospectus supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among the certificates.

MORTGAGE BACKED SECURITIES

     Any MBS will have been issued pursuant to an MBS Agreement. A seller, the
MBS issuer, or the servicer of the underlying mortgage loans or Underlying MBS, or a combination of those entities, will have entered into the MBS Agreement with an MBS trustee, if any, or with the original purchaser of the interest in the underlying mortgage loans or MBS evidenced by the MBS.

     Distributions of any principal or interest, as applicable, will be made on
MBS on the dates specified in the related prospectus supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus. Any principal or interest distributions will be made on the MBS by the MBS trustee or the MBS servicer.
The MBS issuer or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

     Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the certificates under "Description of Credit Support" may be provided with respect to the MBS. The type, characteristics and amount of the credit support, if any, will be a function of certain characteristics of the mortgage loans or Underlying MBS evidenced by or securing the MBS and other factors and generally will have been established for the MBS on the basis of requirements of any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

     The prospectus supplement for a series of certificates evidencing interests in assets that include MBS will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amount or
         Notional Amount, as applicable, and type of the MBS to be included in the trust fund;

     o   the original and remaining term to stated maturity of the MBS, if applicable;

     o   whether the MBS is entitled only to interest payments, only to principal payments or to both;

     o   the pass-through or bond rate of the MBS or formula for determining the rates, if any;

     o   the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features;

     o   the MBS issuer, MBS servicer and MBS trustee, as applicable;

     o   characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying MBS or directly to the MBS;

     o   the terms on which the MBS or the related Underlying Mortgage Loans or
         Underlying MBS may, or are required to, be purchased prior to their maturity;

                                      -28-

     o   the terms on which mortgage loans or Underlying MBS may be substituted for those originally underlying the MBS;

     o   the servicing fees payable under the MBS Agreement;

     o   the type of information in respect of the Underlying Mortgage Loans described under "--Mortgage Loans--Mortgage Loan Information in
         Prospectus Supplements" above, and the type of information in respect of the Underlying MBS described in this paragraph;

     o   the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS, and

     o   whether the MBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the
         Participants Trust Company.

     If specified in the prospectus supplement for a series of certificates, a trust fund may contain one or more MBS issued by Morgan Stanley Capital I Inc.
that each represent an interest in one or more Underlying Mortgage Loans. The prospectus supplement for a series will contain the disclosure concerning the
MBS described in the preceding paragraph and, in particular, will disclose the
Underlying Mortgage Loans appropriately in light of the percentage of the aggregate principal balance of all assets represented by the principal balance of the MBS.

GOVERNMENT SECURITIES

     The prospectus supplement for a series of certificates evidencing interests in assets of a trust fund that include government securities will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amounts or
         Notional Amounts, as applicable, and types of the government securities to be included in the trust fund;

     o   the original and remaining terms to stated maturity of the government securities;

     o   whether the government securities are entitled only to interest payments, only to principal payments or to both;

     o   the interest rates of the government securities or the formula to determine the rates, if any;

     o   the applicable payment provisions for the government securities; and

     o   to what extent, if any, the obligation evidenced by the related series of certificates is backed by the full faith and credit of the United
         States.

ACCOUNTS

     Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which the person or persons designated in the related prospectus supplement will, to the extent described in this prospectus and in the related prospectus supplement deposit all payments and collections received or advanced with respect to the assets and other assets in the trust fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held in that account may be held as cash or invested in short-term, investment grade obligations, in each case as described in the related prospectus supplement. See "Description of the
Agreements--Certificate Account and Other Collection Accounts."

CREDIT SUPPORT

     If so provided in the related prospectus supplement, partial or full protection against certain defaults and losses on the assets in the related trust fund may be provided to one or more classes of certificates in the related series in the form of subordination of one or more other classes of certificates in the series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof. The amount and types of coverage, the identification of the entity providing the coverage if applicable and related information with respect to each type of Credit Support, if any, will be described in the

                                      -29-

prospectus supplement for a series of certificates. See "Risk Factors--Credit
Support May Not Cover Losses Or Risks Which Could Adversely Affect Payment On
Your Certificates."

CASH FLOW AGREEMENTS

     If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates. Currency exchange agreements might be included in the trust fund if some or all of the mortgage loans or MBS, such as mortgage loans secured by mortgaged properties located outside the United States, were denominated in a non-United States currency. The principal terms of any guaranteed investment contract or other agreement, including, without limitation, provisions relating to the timing, manner and amount of payments and provisions relating to termination, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide information with respect to the obligor under any Cash Flow Agreement.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates will be applied by Morgan Stanley Capital I Inc. to the purchase of assets and to pay for certain expenses incurred in connection with the purchase of assets and sale of certificates. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of assets acquired by Morgan Stanley
Capital I Inc., prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

     The yield on any offered certificate will depend on the price paid by the certificateholder will accrue interest thereon based on a pass-through rate of the certificate, the receipt and timing of receipt of distributions on the certificate and the weighted average life of the assets in the related trust fund, which may be affected by prepayments, defaults, liquidations or repurchases. See "Risk Factors."

PASS-THROUGH RATE

     Certificates of any class within a series may have fixed, variable or adjustable pass-through rates, which may or may not be based upon the interest rates borne by the assets in the related trust fund. The prospectus supplement with respect to any series of certificates will specify

     o   the pass-through rate for each class of certificates or, in the case of a variable or adjustable pass-through rate, the method of determining the pass-through rate;

     o   the effect, if any, of the prepayment of any mortgage loan or MBS on the pass-through rate of one or more classes of certificates; and

     o   whether the distributions of interest on the certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     The effective yield to maturity to each holder of certificates entitled to payments of interest will be below that otherwise produced by the applicable pass-through rate and purchase price of the certificate because, while interest may accrue on each asset during a certain period, the distribution of interest will be made on a day which may be several days, weeks or months following the period of accrual.

                                      -30-

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the certificates will have a stated principal amount in addition to the certificate Balance of a class of Accrual
Certificates, and will be distributed to certificateholders as provided in the related prospectus supplement and will include interest accrued during the
Interest Accrual Period for that Distribution Date. As indicated in this prospectus under "--Pass-Through Rate" above, if the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of the certificates may be lower than the yield that would result if the Interest Accrual Period ended on that Distribution Date. In addition, if so specified in the related prospectus supplement, interest accrued for an Interest Accrual Period for one or more classes of certificates may be calculated on the assumption that distributions of principal, additions to the
Certificate Balance of Accrual Certificates and allocations of losses on the assets may be made on the first day of the Interest Accrual Period for a
Distribution Date and not on that Distribution Date. This method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The
Interest Accrual Period for any class of offered certificates will be described in the related prospectus supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the certificates will be affected by the rate of principal payments on the assets including principal prepayments on mortgage loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations. These payments may be directly dependent upon the payments on leases underlying the mortgage loans. The rate at which principal prepayments occur on the mortgage loans will be affected by a variety of factors, including, without limitation, the terms of the mortgage loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the mortgage rates on the mortgage loans comprising or underlying the assets in a particular trust fund, the mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by the mortgage loans. In this regard, it should be noted that assets may consist of mortgage loans with different mortgage rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than the underlying mortgage loans. The rate of principal payments on some or all of the classes of certificates of a series

     o   will correspond to the rate of principal payments on the assets in the related trust fund;

     o   is likely to be affected by the existence of Lockout Periods and
         Prepayment Premium provisions of the mortgage loans underlying or comprising the assets; and

     o   is likely to be affected to the extent the servicer of any mortgage loan is able to enforce the Lockout Period and Prepayment Premium provisions.

Mortgage loans with a Lockout Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without these provisions, with shorter Lockout Periods or with lower Prepayment Premiums.

     If the purchaser of a certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of certificates, the effect on yield on one or more classes of the certificates of the series of prepayments of the assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to these classes.

     When a full prepayment is made on a mortgage loan, the borrower is charged interest on the principal amount of the mortgage loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related prospectus supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of certificates entitled to payments of interest because interest on the principal amount of any mortgage loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related prospectus supplement, a partial prepayment of

                                      -31-

principal is applied so as to reduce the outstanding principal balance of the related mortgage loan as of the Due Date in the month in which the partial prepayment is received. As a result, to the extent set forth in the related prospectus supplement, the effect of a partial prepayment on a mortgage loan will be to reduce the amount of interest passed through to holders of certificates in the month following the receipt of the partial prepayment by an amount equal to one month's interest at the applicable pass-through rate on the prepaid amount.

     The timing of changes in the rate of principal payments on the mortgage loans or MBS may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans or the MBS and distributed on a certificate, the greater the effect on the investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease or increase in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the assets included in or comprising a trust fund and the rate at which payments are made from any
Credit Support or Cash Flow Agreement for the related series of certificates may affect the ultimate maturity and the weighted average life of each class of a series. Prepayments on the mortgage loans comprising or underlying the mortgage loans or MBS in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the certificates of the related series.

     If so provided in the prospectus supplement for a series of certificates, one or more classes of certificates may have a final scheduled Distribution
Date, which is the date on or prior to which the certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series set forth in the related prospectus supplement.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a class of certificates of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the mortgage loans or MBS is paid to that class, which may be in the form of scheduled amortization or prepayments which include prepayments, in whole or in part, and liquidations due to default.

     In addition, the weighted average life of the certificates may be affected by the varying maturities of the mortgage loans comprising or underlying the
MBS. If any mortgage loans comprising or underlying the assets in a particular trust fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of certificates of the related series, one or more classes of certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the assets will, to some extent, be a function of the mix of mortgage rates and maturities of the mortgage loans comprising or underlying the assets. See "Description of the Trust Funds."

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

     Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans underlying or comprising the mortgage loans, the MBS or both. Moreover,
CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any mortgage loans comprising or underlying the mortgage loans or the MBS for any series will not conform to any particular level of CPR.

     Morgan Stanley Capital I Inc. is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of the series and the percentage of the initial certificate Balance of each class that would be outstanding on specified
Distribution Dates. The information in these tables will be based on the assumptions stated in the prospectus supplement, including assumptions that

                                      -32-

prepayments on the mortgage loans comprising or underlying the related assets are made at rates corresponding to various percentages of CPR or at other rates specified in the prospectus supplement. These tables and assumptions are intended to illustrate the sensitivity of weighted average life of the certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the certificates. It is unlikely that prepayment of any mortgage loans comprising or underlying the mortgage loans or MBS for any series will conform to any particular level of CPR or any other rate specified in the related prospectus supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

  TYPE OF MORTGAGE ASSET

     A number of mortgage loans may have balloon payments due at maturity.
Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a risk that mortgage loans having balloon payments may default at maturity, or that the servicer may extend the maturity of this type of mortgage loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer may, to the extent and under the circumstances set forth in the related prospectus supplement, be permitted to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the certificates. This would lengthen the period of time elapsed from the date of issuance of a certificate until it is retired.

  FORECLOSURES AND PAYMENT PLANS

     The number of foreclosures and the principal amount of the mortgage loans comprising or underlying the mortgage loans or MBS that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans comprising or underlying the mortgage loans or MBS and that of the related series of certificates. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average life of the certificates.

  DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES

     Acceleration of mortgage payments as a result of transfers of or the creation of encumbrances upon underlying mortgaged property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the assets may include "due-on-sale" clauses or
"due-on-encumbrance" clauses that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale or other transfers of or the creation of encumbrances upon the related mortgaged property. With respect to any Whole Loans, unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will be required to exercise--or waive its right to exercise--any rights that the trustee may have as lender to accelerate payment of the Whole
Loan in a manner consistent with the Servicing Standard. See "Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance" and
"Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions."

                                  THE DEPOSITOR

     Morgan Stanley Capital I Inc., the depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on
January 28, 1985. The principal executive offices of Morgan Stanley Capital I
Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its
telephone number is (212) 761-4000.

     Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets.

                                      -33-

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates of each series, including any class of certificates not offered by this prospectus, will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Agreement. Each series of certificates will consist of one or more classes of certificates that may:

     o   provide for the accrual of interest thereon based on fixed, variable or adjustable rates;

     o   be senior or subordinate to one or more other classes of certificates in respect of distributions on the certificates;

     o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

     o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

     o   provide for distributions of accrued interest thereon commencing only following the occurrence of events, such as the retirement of one or more other classes of certificates of the series;

     o   provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the assets in the trust fund or based on specified calculations, to the extent of available funds, in each case as described in the related prospectus supplement;

     o   provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Certificate component and a Stripped Interest Certificate component; or

     o   do all or any combination of the above.

Any of the foregoing may be included in the certificates being offered to you.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped
Interest Certificates, Notional Amounts or percentage interests specified in the related prospectus supplement. The transfer of any offered certificates may be registered and these certificates may be exchanged without the payment of any service charge payable in connection with the registration of transfer or exchange. However Morgan Stanley Capital I Inc. or the trustee or any of its agents may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of certificates of a series may be issued in definitive form or in book-entry form, as provided in the related prospectus supplement. See "Risk Factors--If Your Certificate Is Book-Entry, You
Will Not Be Recognized As Certificateholder By The Trustee." Under limited circumstances, definitive certificates will be exchangeable for other certificates of the same class and series of a like aggregate Certificate
Balance, Notional Amount or percentage interest but of different authorized denominations.

DISTRIBUTIONS

     Distributions on the certificates of each series will be made by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement from the Available Distribution Amount for the series and the Distribution Date. Except as otherwise specified in the related prospectus supplement, distributions other than the final distribution will be made to the persons in whose names the certificates are registered on the Record Date, and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement. All distributions with respect to each class of certificates on each Distribution Date will be allocated pro rata among the outstanding certificates in the class or by random selection, as described in the related prospectus supplement or otherwise established by the related trustee.

     Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities to receive payments by wire transfer, if the

                                      -34-

certificateholder has so notified the trustee or other person required to make the payments no later than the date specified in the related prospectus supplement and, if so provided in the related prospectus supplement, holds certificates in the requisite amount specified in the related prospectus supplement, or by check mailed to the address of the person entitled to receive payments as it appears on the Certificate Register. However, the final distribution in retirement of the certificates, whether definitive certificates or book-entry certificates, will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of the final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the certificates of each series on each Distribution
Date will be made from the Available Distribution Amount described in this paragraph, in accordance with the terms described in the related prospectus supplement. Unless provided otherwise in the related prospectus supplement, the
Available Distribution Amount for each Distribution Date equals the sum of the following amounts:

     1.  the total amount of all cash on deposit in the related Certificate
         Account as of the corresponding Determination Date, exclusive of:

          o   all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period;

          o   unless the related prospectus supplement provides otherwise, all prepayments, together with related payments of the interest thereon and related prepayment premiums, Liquidation Proceeds,
              Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period; and

          o   all amounts in the Certificate Account that are due or
              reimbursable to Morgan Stanley Capital I Inc., the trustee, an asset seller, a subservicer, a special servicer, the master servicer or any other entity as specified in the related
              prospectus supplement or that are payable in respect of certain expenses of the related trust fund;

     2.  if the related prospectus supplement so provides, interest or investment income on amounts on deposit in the Certificate Account, including any net amounts paid under any Cash Flow Agreements;

     3.  all advances made by a master servicer or any other entity as specified in the related prospectus supplement with respect to the Distribution
         Date;

     4.  if and to the extent the related prospectus supplement so provides, amounts paid by a master servicer or any other entity as specified in the related prospectus supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

     5.  unless the related prospectus supplement provides otherwise, to the extent not on deposit in the related Certificate Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to the Distribution Date.

     The entire Available Distribution Amount will be distributed among the related certificates, including any certificates not offered hereby, on each
Distribution Date, and accordingly will be released from the trust fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of certificates, other than classes of Stripped Principal
Certificates that have no pass-through rate, may have a different pass-through rate, which will be a fixed, variable or adjustable rate at which interest will accrue on the class or a component thereof. The related prospectus supplement will specify the pass-through rate for each class or component or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate. Unless otherwise specified in the related prospectus supplement, interest on the certificates will be calculated on the basis of a
360-day year consisting of twelve 30-day months.

                                      -35-

     In general, distributions of interest in respect of the certificates of any class will be made on each Distribution Date based on the Accrued Certificate
Interest for the class and the Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to the class on the
Distribution Date. Accrual Certificates, however, will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related prospectus supplement. In addition, any class of Stripped Principal Certificates are not entitled to any distributions of interest. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on the class will be added to the Certificate Balance thereof on each Distribution Date. Unless otherwise provided in the prospectus supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding Notional
Amount thereof immediately prior to each Distribution Date, at the applicable pass-through rate, reduced as described below in the next paragraph.

     The method of determining the Notional Amount for any class of Stripped
Interest Certificates will be described in the related prospectus supplement.
Reference to Notional Amount is solely for convenience in calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related prospectus supplement, the Accrued Certificate
Interest on a series of certificates will be reduced in the event of prepayment interest shortfalls. Prepayment interest shortfalls are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in the accrual period on the mortgage loans comprising or underlying the mortgage loans or MBS in the trust fund for the series. The particular manner in which these shortfalls are to be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund. Similarly, with respect to
Accrual Certificates, the related prospectus supplement will describe the extent to which the amount of Accrued Certificate Interest that may be added to the
Certificate Balance of a Class of Offered Certificates may be reduced. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to the class of a portion of any deferred interest on the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund will result in a corresponding increase in the Certificate Balance of the class. See "Risk Factors--Prepayments And
Repurchases May Reduce The Yield On Your Certificates," and "--If Prepayment
Premiums Are Not Enforced, Your Certificates May Be Adversely Affected," and
"Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The certificates of each series, other than certain classes of Stripped
Interest Certificates, will have a Certificate Balance. The Certificate Balance will equal the maximum principal amount that the holder will be entitled to receive out of future cash flow on the assets in the trust fund. The outstanding
Certificate Balance of a certificate will be reduced to the extent of distributions of principal and, if and to the extent so provided in the related prospectus supplement, by the amount of losses incurred in respect of the related assets. The outstanding Certificate Balance may be increased in respect of deferred interest on the related mortgage loans to the extent provided in the related prospectus supplement. The outstanding Certificate Balance may be increased in the case of Accrual Certificates, prior to the Distribution Date on which distributions of interest are required to commence, by any related Accrued
Certificate Interest. Unless otherwise provided in the related prospectus supplement, the initial aggregate Certificate Balance of all classes of certificates of a series will not be greater than the outstanding aggregate principal balance of the related assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related prospectus supplement. Unless otherwise provided in the related prospectus supplement, distributions of principal will be made on each
Distribution Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement until the
Certificate Balance of that class has been reduced to zero. Stripped Interest
Certificates with no Certificate Balance are not entitled to any distributions of principal.

COMPONENTS

     To the extent specified in the related prospectus supplement, distribution on a class of certificates may be based on a combination of two or more different components as described under "--General" above. To the extent, the descriptions set forth under "--Distributions of Interests on the Certificates"
and "--Distributions of Principal of the

                                      -36-

Certificates" above also relate to components of a class of certificates. In this case, references to Certificate Balance and pass-through rate refer to the principal balance, if any, of any component and the pass-through rate, if any, on any component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY
PARTICIPATIONS

     If so provided in the related prospectus supplement, prepayment premiums or payments in respect of Equity Participations that are collected on the mortgage loans or MBS in the related trust fund will be distributed on each Distribution
Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the prospectus supplement for a series of certificates consisting of one or more classes of Subordinate Certificates, on any
Distribution Date in respect of which losses or shortfalls in collections on the mortgage loans or MBS or both have been incurred, the amount of losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on mortgage loans or MBS comprising the trust fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of certificates evidencing an interest in a trust fund, unless otherwise provided in the related prospectus supplement, the master servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each
Distribution Date its own funds or funds held in the Certificate Account that are not included in the Available Distribution Amount for the Distribution Date.
The master servicer or other entity required to make advances will do so, in an amount equal to the aggregate of payments of principal, other than any balloon payments, and interest, net of related servicing fees and Retained Interest, that were due on the Whole Loans in the trust fund during the related Due Period and were delinquent on the related Determination Date. The master servicer or other entity required to make advances will advance, subject to that entity's good faith determination that the advances will be reimbursable from Related
Proceeds. In the case of a series of certificates that includes one or more classes of Subordinate Certificates and if so provided in the related prospectus supplement, the master servicer's or another entity's advance obligation may be limited only to the portion of the delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and may be subject to the master servicer's or another entity's good faith determination that the advances will be reimbursable not only from Related Proceeds but also from collections on other assets otherwise distributable on one or more classes of
Subordinate Certificates. See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates. Advances do not guaranty or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of the master servicer's or another entity's funds will be reimbursable only out of Related Proceeds and, if so provided in the prospectus supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of the series.
However, advances will be reimbursable from amounts in the Certificate Account prior to distributions being made on the certificates, to the extent that the master servicer or another entity shall determine in good faith that the advance is a Nonrecoverable Advance. If advances have been made by the master servicer from excess funds in the Certificate Account, the master servicer is required to replace the funds in the Certificate Account on any future Distribution Date to the extent that funds in the Certificate Account on the Distribution Date are
less than payments required to be made to certificateholders on that date. If so specified in the related prospectus supplement, the obligations of the master servicer or another entity to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any surety bond, will be set forth in the related prospectus supplement.

     If and to the extent so provided in the related prospectus supplement, the master servicer or another entity will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself interest periodically from general collections on the assets prior to any payment to certificateholders or as otherwise provided in the related Agreement and described in the prospectus supplement.

                                      -37-

     The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any corresponding advancing obligation of any person in connection with the MBS.

REPORTS TO CERTIFICATEHOLDERS

     Unless otherwise provided in the prospectus supplement, with each distribution to holders of any class of certificates of a series, the master servicer or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each holder, to Morgan Stanley Capital I
Inc. and to the other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

     (1) the amount of the distribution to holders of certificates of that class applied to reduce the Certificate Balance thereof;

     (2) the amount of the distribution to holders of certificates of that class allocable to Accrued Certificate Interest;

     (3) the amount of the distribution allocable to

         o    prepayment premiums and

         o    payments on account of Equity Participations;

     (4) the amount of related servicing compensation received by a master servicer and, if payable directly out of the related trust fund, by any special servicer and any subservicer and any other customary information as that master servicer or trustee deem necessary or desirable, or that a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

     (5) the aggregate amount of advances included in that distribution, and the aggregate amount of unreimbursed advances at the close of business on that Distribution Date;

     (6) the aggregate principal balance of the assets at the close of business on that Distribution Date;

     (7) the number and aggregate principal balance of Whole Loans in respect of which:

         o    one scheduled payment is delinquent,

         o    two scheduled payments are delinquent,

         o    three or more scheduled payments are delinquent and

         o    foreclosure proceedings have been commenced;

     (8) with respect to each Whole Loan that is delinquent two or more months:

         o    the loan number thereof,

         o    the unpaid balance thereof,

         o    whether the delinquency is in respect of any balloon payment,

         o    the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof,

         o    if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming the mortgage loan is subsequently liquidated through foreclosure,

         o    whether a notice of acceleration has been sent to the borrower and, if so, the date of the notice,

         o    whether foreclosure proceedings have been commenced and, if so, the date so commenced and

                                      -38-

          o   if the mortgage loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (9)  with respect to any Whole Loan liquidated during the related Due
          Period other than by payment in full:

          o   the loan number thereof,

          o   the manner in which it was liquidated and

          o   the aggregate amount of liquidation proceeds received;

     (10) with respect to any Whole Loan liquidated during the related Due
          Period,

          o   the portion of the liquidation proceeds payable or reimbursable to the master servicer, or any other entity, in respect of the mortgage loan and

          o   the amount of any loss to certificateholders;

     (11) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period,

          o   the loan number of the related mortgage loan and

          o   the date of acquisition;

     (12) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period:

          o   the book value,

          o   the principal balance of the related mortgage loan immediately following the Distribution Date, calculated as if the mortgage loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement,

          o   the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and

          o   if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (13) with respect to any REO Property sold during the related Due Period

          o   the loan number of the related mortgage loan,

          o   the aggregate amount of sale proceeds,

          o   the portion of sales proceeds payable or reimbursable to the master servicer or a special servicer in respect of the REO
              Property or the related mortgage loan and

          o   the amount of any loss to certificateholders in respect of the related mortgage loan;

     (14) the aggregate Certificate Balance or Notional Amount, as the case may be, of each class of certificates including any class of certificates not offered hereby at the close of business on the Distribution Date, separately identifying any reduction in the Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate
          Interest has been added to the balance;

     (15) the aggregate amount of principal prepayments made during the related
          Due Period;

     (16) the amount deposited in the reserve fund, if any, on the Distribution
          Date;

                                      -39-

     (17) the amount remaining in the reserve fund, if any, as of the close of business on the Distribution Date;

     (18) the aggregate unpaid Accrued Certificate Interest, if any, on each class of certificates at the close of business on the Distribution
          Date;

     (19) in the case of certificates with a variable pass-through rate, the pass-through rate applicable to the Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related prospectus supplement;

     (20) in the case of certificates with an adjustable pass-through rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable pass-through rate applicable to the
          Distribution Date and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related prospectus supplement;

     (21) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included in the Series as of the close of business on the Distribution Date; and

     (22) the aggregate amount of payments by the borrowers of:

          o   default interest,

          o   late charges and

          o   assumption and modification fees collected during the related Due
              Period.

     In the case of information furnished pursuant to subclauses (1)-(4) above, the amounts generally will be expressed as a dollar amount per minimum denomination of certificates. In addition, in the case of information furnished pursuant to subclauses (1), (2), (14), (18) and (19) above, the amounts shall also be provided with respect to each component, if any, of a class of certificates. The master servicer or the trustee, as specified in the related prospectus supplement, will forward or cause to be forwarded to each holder, to
Morgan Stanley Capital I Inc. and to any other parties as may be specified in the Agreement, a copy of any statements or reports received by the master servicer or the trustee, as applicable, with respect to any MBS. The prospectus supplement for each series of offered certificates will describe any additional information to be included in reports to the holders of the certificates.

     Within a reasonable period of time after the end of each calendar year, the master servicer or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a holder of a certificate a statement containing the information set forth in subclauses (1)-(4) above, aggregated for the calendar year or the applicable portion thereof during which the person was a certificateholder. This obligation of the master servicer or the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the master servicer or the trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the
Certificates--Book-Entry Registration and Definitive Certificates."

TERMINATION

     The obligations created by the Agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the Certificate Account or by the master servicer, if any, or the trustee and required to be paid to them pursuant to the Agreement following the earlier of

     o   the final payment or other liquidation of the last asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and

     o   the purchase of all of the assets of the trust fund by the party entitled to effect the termination, under the circumstances and in the manner set forth in the related prospectus supplement.

In no event, however, will the trust fund created by the Agreement continue beyond the date specified in the related prospectus supplement. Written notice of termination of the Agreement will be given to each certificateholder, and the final distribution will be made only upon presentation and surrender of the certificates at the location to be specified in the notice of termination.

                                      -40-

     If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the Certificate Balance of a specified class or classes of certificates by a specified percentage or amount, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of the assets to retire the class or classes or purchase the class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the related prospectus supplement, one or more classes of the offered certificates of any series will be issued as book-entry certificates, and each class will be represented by one or more single certificates registered in the name of a nominee for the depository, the
Depository Trust Company ("DTC").

     DTC is a limited-purpose trust company organized under the laws of the
State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities
Exchange Act of 1934, as amended. DTC was created to hold securities for its
Participants and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, eliminating the need for physical movement of certificates.
Participants include Morgan Stanley & Co. Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to Indirect
Participants.

     Unless otherwise provided in the related prospectus supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through Participants and Indirect Participants. In addition, these Certificate Owners will receive all distributions on the book-entry certificates through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution
Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each Distribution Date, DTC will forward the payments to its
Participants which thereafter will be required to forward them to Indirect
Participants or Certificate Owners. Unless otherwise provided in the related prospectus supplement, the only certificateholder will be Cede, as nominee of
DTC, and the Certificate Owners will not be recognized by the trustee as certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of certificateholders under the related Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the book-entry certificates and is required to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and Indirect Participants with which
Certificate Owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective Certificate Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate
Owner to pledge its interest in the book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the book-entry certificates, may be limited due to the lack of a physical certificate evidencing the interest.

     DTC has advised Morgan Stanley Capital I Inc. that it will take any action permitted to be taken by a certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC interests in the book-entry certificates are credited.

     Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued as definitive certificates, rather than to DTC or its nominee only if

     o   Morgan Stanley Capital I Inc. advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the certificates and Morgan Stanley
         Capital I Inc. is unable to locate a qualified successor, or

                                      -41-

     o   Morgan Stanley Capital I Inc., at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of definitive certificates for the Certificate Owners.
Upon surrender by DTC of the certificate or certificates representing the book-entry certificates, together with instructions for reregistration, the trustee will issue, or cause to be issued, to the Certificate Owners identified in the instructions the definitive certificates to which they are entitled, and thereafter the trustee will recognize the holders of the definitive certificates as certificateholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

     The certificates will be offered pursuant to a Pooling Agreement or a Trust
Agreement.

     o   A Pooling Agreement will be used where the trust fund includes Whole
         Loans. The parties to a Pooling Agreement will be Morgan Stanley
         Capital I Inc., a trustee, a master servicer and any special servicer appointed as of the date of the Pooling Agreement. If a master servicer is not appointed, a servicer, with, generally, the same obligations as described in this prospectus with respect to the master servicer, unless otherwise specified in the prospectus supplement, will be appointed. This servicer will service all or a significant number of
         Whole Loans directly without a subservicer. References in this prospectus to master servicer and its rights and obligations, to the extent set forth in the related prospectus supplement, shall be deemed to also be references to any servicer servicing Whole Loans directly.

     o   A Trust Agreement will be used where the trust fund does not include
         Whole Loans. The parties to a Trust Agreement will be Morgan Stanley
         Capital I Inc. and a trustee. A manager or administrator may be appointed pursuant to the Trust Agreement for any trust fund to administer the trust fund.

     The provisions of each Agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. A form of a Pooling Agreement has been filed as an exhibit to the Registration
Statement of which this prospectus is a part. Any Trust Agreement will generally conform to the form of Pooling Agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of Whole Loans. The following summaries describe some of the provisions that may appear in each
Agreement. The prospectus supplement for a series of certificates will describe any provision of the Agreement relating to a series that materially differs from the description thereof contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each trust fund and the description of the provisions in the related prospectus supplement. Morgan
Stanley Capital I Inc. will provide a copy of the Agreement, without exhibits, relating to any series of certificates without charge upon written request of a holder of a certificate of a series addressed to Morgan Stanley Capital I Inc.,
c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New York, New
York 10036, Attention: John E. Westerfield.

ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any series of certificates, Morgan Stanley
Capital I Inc. will assign or cause to be assigned to the designated trustee the assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to the assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with the assignment, deliver the certificates to Morgan Stanley Capital I Inc. in exchange for the assets and the other assets comprising the trust fund for the series. Each mortgage loan and MBS will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related prospectus supplement, the schedule will include detailed information

     o   in respect of each Whole Loan included in the related trust fund, including without limitation, the address of the related mortgaged property and type of the property, the mortgage rate and, if applicable, the applicable Index, margin, adjustment date and any rate cap information, the

                                      -42-

         original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value,
         Loan-to-Value Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and

     o   in respect of each MBS included in the related trust fund, including without limitation, the MBS issuer, MBS servicer and MBS trustee, the pass-through or bond rate or formula for determining the rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or to the custodian, certain loan documents, which to the extent set forth in the related prospectus supplement will include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original mortgage or a certified copy thereof with evidence of recording indicated thereon and an assignment of the mortgage to the trustee in recordable form. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if Morgan Stanley Capital I Inc. delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to these mortgage loans, the trustee or its nominee may not be able to enforce the mortgage note against the related borrower. Unless otherwise specified in the related prospectus supplement, the asset seller will be required to agree to repurchase, or substitute for, this type of mortgage loan that is subsequently in default if the enforcement thereof or of the related mortgage is materially adversely affected by the absence of the original mortgage note. Unless otherwise provided in the related prospectus supplement, the related Agreement will require Morgan Stanley Capital I Inc. or another party specified in the Agreement to promptly cause each assignment of mortgage to be recorded in the appropriate public office for real property records.
However, in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of Morgan Stanley Capital I Inc., the master servicer, the relevant asset seller or any other prior holder of the
Whole Loan, the assignment of mortgage for each related Whole Loan may not be recorded.

     The trustee or a custodian will review the Whole Loan documents within a specified period of days after receipt thereof, and the trustee or a custodian will hold the documents in trust for the benefit of the certificateholders.
Unless otherwise specified in the related prospectus supplement, if any of these documents are found to be missing or defective in any material respect, the trustee or custodian shall immediately notify the master servicer and Morgan
Stanley Capital I Inc., and the master servicer shall immediately notify the relevant asset seller. If the asset seller cannot cure the omission or defect within a specified number of days after receipt of notice, then to the extent set forth in the related prospectus supplement, the asset seller will be obligated, within a specified number of days of receipt of notice, to repurchase the related Whole Loan from the trustee at the Purchase Price or substitute the mortgage loan. There can be no assurance that an asset seller will fulfill this repurchase or substitution obligation, and neither the master servicer nor
Morgan Stanley Capital I Inc. will be obligated to repurchase or substitute the mortgage loan if the asset seller defaults on its obligation. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for the asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of this type of breach or defect.

     If so provided in the related prospectus supplement, Morgan Stanley Capital
I Inc. will, as to some or all of the mortgage loans, assign or cause to be assigned to the trustee the related lease assignments. In certain cases, the trustee, or master servicer, as applicable, may collect all moneys under the related leases and distribute amounts, if any, required under the lease for the payment of maintenance, insurance and taxes, to the extent specified in the related lease agreement. The trustee, or if so specified in the prospectus supplement, the master servicer, as agent for the trustee, may hold the lease in trust for the benefit of the certificateholders.

     With respect to each Government Security or MBS in certificated form,
Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or the custodian the original certificate or other definitive evidence of the Government Security or MBS, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully the
Government Security or MBS, as applicable, to the trustee for the benefit of

                                      -43-

the certificateholders. With respect to each Government Security or MBS in uncertificated or book-entry form or held through a "clearing corporation"
within the meaning of the UCC, Morgan Stanley Capital I Inc. and the trustee will cause the Government Security or MBS to be registered directly or on the books of the clearing corporation or of a financial intermediary in the name of the trustee for the benefit of the certificateholders. Unless otherwise provided in the related prospectus supplement, the related Agreement will require that either Morgan Stanley Capital I Inc. or the trustee promptly cause any MBS and government securities in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related prospectus supplement Morgan
Stanley Capital I Inc. will, with respect to each Whole Loan, make or assign certain representations and warranties, as of a specified date covering, by way of example, the following types of matters:

     o   the accuracy of the information set forth for the Whole Loan on the schedule of assets appearing as an exhibit to the related Agreement;

     o   the existence of title insurance insuring the lien priority of the
         Whole Loan;

     o   the authority of the Warrantying Party to sell the Whole Loan;

     o   the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related mortgaged property;

     o   the existence of customary provisions in the related mortgage note and mortgage to permit realization against the mortgaged property of the benefit of the security of the mortgage; and

     o   the existence of hazard and extended perils insurance coverage on the mortgaged property.

     Any Warrantying Party, if other than Morgan Stanley Capital I Inc., shall be an asset seller or an affiliate thereof or another person acceptable to
Morgan Stanley Capital I Inc. and shall be identified in the related prospectus supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between the date on which the representations are made and the date of initial issuance of the related series of certificates evidencing an interest in the Whole Loan. Unless otherwise specified in the related prospectus supplement, in the event of a breach of any representation or warranty, the Warrantying Party will be obligated to reimburse the trust fund for losses caused by the breach or either cure the breach or repurchase or replace the affected Whole Loan as described in the next paragraph. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warrantying Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of a representation and warranty only if the relevant event that causes such breach occurs prior to the date on which they were made. The Warranting
Party would have no obligations if the relevant event that causes the breach occurs after that date.

     Unless otherwise provided in the related prospectus supplement, each
Agreement will provide that the master servicer or trustee, or both, will be required to notify promptly the relevant Warrantying Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of the Whole Loan or the interests in the Whole
Loan of the certificateholders. If the Warrantying Party cannot cure the breach within a specified period following the date on which the party was notified of the breach, then

     o   the Warrantying Party will be obligated to repurchase the Whole Loan from the trustee within a specified period from the date on which the
         Warrantying Party was notified of the breach, at the Purchase Price; or

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option, within a specified period after initial issuance of such series of certificates, to cause the
         Whole Loan to be removed from the trust fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related prospectus supplement; or

                                      -44-

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option to reimburse the trust fund or the certificateholders for any losses caused by the breach.

Unless otherwise specified in the related prospectus supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of certificates or the trustee for a breach of representation by a Warrantying Party.

     Neither Morgan Stanley Capital I Inc., except to the extent that it is the
Warrantying Party, nor the master servicer will be obligated to purchase or substitute for a Whole Loan if a Warrantying Party defaults on its obligation to do so, and no assurance can be given that Warrantying Parties will carry out their obligations with respect to Whole Loans.

     Unless otherwise provided in the related prospectus supplement the
Warrantying Party will, with respect to a trust fund that includes government securities or MBS, make or assign certain representations or warranties, as of a specified date, with respect to the government securities or MBS, covering

     o   the accuracy of the information set forth therefor on the schedule of assets appearing as an exhibit to the related Agreement and

     o   the authority of the Warrantying Party to sell the assets.

The related prospectus supplement will describe the remedies for a breach thereof.

     A master servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any of these representations which materially and adversely affects the interests of the certificateholders and which continues unremedied for thirty days after the giving of written notice of the breach to the master servicer, the trustee or Morgan Stanley Capital I Inc. will constitute an Event of Default under the Agreement. See "--Events of Default"
and "--Rights Upon Event of Default," below.

CERTIFICATE ACCOUNT AND OTHER COLLECTION ACCOUNTS

  GENERAL

     The master servicer or the trustee or both will, as to each trust fund, establish and maintain or cause to be established and maintained, the
Certificate Account, which must be either

     o   an account or accounts the deposits in which are insured by the Bank
         Insurance Fund or the Savings Association Insurance Fund of the FDIC,
         to the limits established by the FDIC, and the uninsured deposits in which are otherwise secured such that the certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the institution with which the
         Certificate Account is maintained or

     o   otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of certificates of the series.

The collateral eligible to secure amounts in the Certificate Account is limited to Permitted Investments. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the account may be invested pending each succeeding Distribution Date in short-term Permitted
Investments. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in the Certificate Account will be paid to a master servicer or its designee as additional servicing compensation. The
Certificate Account may be maintained with an institution that is an affiliate of the master servicer, if applicable, provided that the institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating
Agency or Agencies and so specified in the related prospectus supplement, a
Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the master servicer or serviced or master serviced by it on behalf of others.

                                      -45-

  DEPOSITS

         A master servicer or the trustee will deposit or cause to be deposited in the Certificate Account for one or more trust funds on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by the master servicer or the trustee or on its behalf subsequent to the Cut-off Date, other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained
Interest, all payments on account of principal, including principal prepayments, on the assets;

     (1)   all payments on account of interest on the assets, including any default interest collected, in each case net of any portion thereof retained by a master servicer, a subservicer or a special servicer as its servicing compensation and net of any Retained Interest;

     (2)   all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each mortgaged property securing a Whole Loan in the trust fund, to the extent the proceeds are not applied to the restoration of the property or released to the borrower in accordance with normal servicing procedures and all Insurance Proceeds and all Liquidation
           Proceeds, together with the net proceeds on a monthly basis with respect to any mortgaged properties acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (3)   any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of certificates as described under "Description of Credit Support";

     (4)   any advances made as described under "Description of the
           Certificates--Advances in Respect of Delinquencies";

     (5)   any amounts representing prepayment premiums;

     (6)   any amounts paid under any Cash Flow Agreement, as described under
           "Description of the Trust Funds--Cash Flow Agreements";

     (7)   all proceeds of any asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by Morgan Stanley Capital I
           Inc., any asset seller or any other specified person as described above under "--Assignment of Assets; Repurchases" and
           "--Representations and Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described below under
           "--Realization Upon Defaulted Whole Loans," and all proceeds of any asset purchased as described above under "Description of the
           Certificates--Termination";

     (8)   any amounts paid by a master servicer to cover certain interest shortfalls arising out of the prepayment of Whole Loans in the trust fund as described under "Description of the Agreements--Retained
           Interest; Servicing Compensation and Payment of Expenses";

     (9)   to the extent that any item does not constitute additional servicing compensation to a master servicer, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or Equity Participations on the mortgage loans or MBS or both;

     (10)  all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described below under "--Hazard Insurance Policies";

     (11)  any amount required to be deposited by a master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Certificate Account; and

     (12)  any other amounts required to be deposited in the Certificate Account as provided in the related Agreement and described in the related prospectus supplement.

                                      -46-

  WITHDRAWALS

         A master servicer or the trustee may, from time to time, unless otherwise provided in the related Agreement and described in the related prospectus supplement, make withdrawals from the Certificate Account for each trust fund for any of the following purposes:

     (1)   to make distributions to the certificateholders on each Distribution
           Date;

     (2)   to reimburse a master servicer for unreimbursed amounts advanced as described above under "Description of the Certificates--Advances in
           Respect of Delinquencies," the reimbursement to be made out of amounts received which were identified and applied by the master servicer as late collections of interest, net of related servicing fees and Retained Interest, on and principal of the particular Whole
           Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to those Whole
           Loans;

     (3)   to reimburse a master servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to
           Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation
           Proceeds and Insurance Proceeds collected on the particular Whole
           Loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of
           Credit Support with respect to such Whole Loans and properties;

     (4)   to reimburse a master servicer for any advances described in clause
           (2) above and any servicing expenses described in clause (3) above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in clauses (2) and (3), respectively, the reimbursement to be made from amounts collected on other assets or, if and to the extent so provided by the related
           Agreement and described in the related prospectus supplement, just from that portion of amounts collected on other assets that is otherwise distributable on one or more classes of Subordinate
           Certificates, if any, remain outstanding, and otherwise any outstanding class of certificates, of the related series;

     (5)   if and to the extent described in the related prospectus supplement, to pay a master servicer interest accrued on the advances described in clause (2) above and the servicing expenses described in clause
           (3) above while these amounts remain outstanding and unreimbursed;

     (6)   to pay for costs and expenses incurred by the trust fund for environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes, substances and materials on, mortgaged properties securing defaulted Whole Loans as described below under "--Realization Upon Defaulted Whole Loans";

     (7)   to reimburse a master servicer, Morgan Stanley Capital I Inc., or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters
           Regarding a Master Servicer and the Depositor";

     (8)   if and to the extent described in the related prospectus supplement, to pay or to transfer to a separate account for purposes of escrowing for the payment of the trustee's fees;

     (9)   to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters Regarding the Trustee";

     (10)  unless otherwise provided in the related prospectus supplement, to pay a master servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the
           Certificate Account;

     (11)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account that were identified and applied by the master servicer as recoveries of Retained Interest;

                                      -47-

     (12)  to pay for costs reasonably incurred in connection with the proper operation, management and maintenance of any mortgaged property acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, these payments to be made out of income received on this type of property;

     (13)  if one or more elections have been made to treat the trust fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described below under "Federal Income Tax
           Consequences--REMICs--Prohibited Transactions Tax and Other Taxes";

     (14)  to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of the defaulted Whole Loan or property;

     (15)  to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of certificateholders;

     (16)  to pay for the costs of recording the related Agreement if recordation materially and beneficially affects the interests of certificateholders, provided that the payment shall not constitute a waiver with respect to the obligation of the Warrantying Party to remedy any breach of representation or warranty under the Agreement;

     (17)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account in error, including amounts received on any asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated by "--Assignment of Assets;
           Repurchase" and "--Representations and Warranties; Repurchases" or
           otherwise;

     (18)  to make any other withdrawals permitted by the related Agreement and described in the related prospectus supplement; and

     (19)  to clear and terminate the Certificate Account at the termination of the trust fund.

  OTHER COLLECTION ACCOUNTS

     Notwithstanding the foregoing, if so specified in the related prospectus supplement, the Agreement for any series of certificates may provide for the establishment and maintenance of a separate collection account into which the master servicer or any related subservicer or special servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of certificates. Any amounts on deposit in any collection account will be withdrawn therefrom and deposited into the appropriate Certificate Account by a time specified in the related prospectus supplement. To the extent specified in the related prospectus supplement, any amounts which could be withdrawn from the
Certificate Account as described under "--Withdrawals" above, may also be withdrawn from any collection account. The prospectus supplement will set forth any restrictions with respect to any collection account, including investment restrictions and any restrictions with respect to financial institutions with which any collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

     The master servicer, directly or through subservicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed the collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided the procedures are consistent with the Servicing
Standard. In connection therewith, the master servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late Whole Loan payment.

     Each master servicer will also be required to perform other customary functions of a servicer of comparable loans, including the following:

                                      -48-

     o   maintaining, or causing the borrower or lessee on each mortgage or lease to maintain, hazard, business interruption and general liability insurance policies and, if applicable, rental interruption policies as described in this prospectus and in any related prospectus supplement, and filing and settling claims thereunder;

     o   maintaining escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by any borrower pursuant to the Whole Loan;

     o   processing assumptions or substitutions in those cases where the master servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies;

     o   supervising foreclosures;

     o   inspecting and managing mortgaged properties under certain circumstances; and

     o   maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit
         Support. See "Description of Credit Support."

     The master servicer may agree to modify, waive or amend any term of any
Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not

     o   affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or

     o   in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon.

The master servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related prospectus supplement,

     o   in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and

     o   in its judgment, that modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation.

The master servicer is required to notify the trustee in the event of any modification, waiver or amendment of any Whole Loan.

  SUBSERVICERS

     A master servicer may delegate its servicing obligations in respect of the
Whole Loans to subservicer, but the master servicer will remain obligated under the related Agreement. Each subservicing agreement must be consistent with the terms of the related Agreement and must provide that, if for any reason the master servicer for the related series of certificates is no longer acting in the capacity of master servicer, the trustee or any successor master servicer may assume the master servicer's rights and obligations under the subservicing agreement.

     Unless otherwise provided in the related prospectus supplement, the master servicer will be solely liable for all fees owed by it to any subservicer, irrespective of whether the master servicer's compensation pursuant to the related Agreement is sufficient to pay those fees. However, a subservicer may be entitled to a Retained Interest in certain Whole Loans. Each subservicer will be reimbursed by the master servicer for certain expenditures which it makes, generally to the same extent the master servicer would be reimbursed under an
Agreement. See "--Retained Interest; Servicing Compensation and Payment of
Expenses" below.

                                      -49-

SPECIAL SERVICERS

     To the extent so specified in the related prospectus supplement, a special servicer may be appointed. The related prospectus supplement will describe the rights, obligations and compensation of a special servicer. The master servicer will only be responsible for the duties and obligations of a special servicer to the extent set forth in the prospectus supplement.

REALIZATION UPON DEFAULTED WHOLE LOANS

     A borrower's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the mortgage loan, and may call into question the borrower's ability to make timely payment of taxes and to pay for necessary maintenance of the related mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer is required to:

     o   monitor any Whole Loan which is in default,

     o   contact the borrower concerning the default,

     o   evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the mortgaged property,

     o   initiate corrective action in cooperation with the borrower if cure is likely,

     o   inspect the mortgaged property, and

     o   take any other actions as are consistent with the Servicing Standard.

A significant period of time may elapse before the master servicer is able to assess the success of the corrective action or the need for additional initiatives.

     The time within which the master servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses or takes a deed to a mortgaged property in lieu of foreclosure on behalf of the certificateholders, may vary considerably depending on the particular Whole Loan, the mortgaged property, the borrower, the presence of an acceptable party to assume the Whole Loan and the laws of the jurisdiction in which the mortgaged property is located. Under federal bankruptcy law, the master servicer in certain cases may not be permitted to accelerate a Whole Loan or to foreclose on a mortgaged property for a considerable period of time. See
"Legal Aspects of the Mortgage Loans and the Leases."

     Any Agreement relating to a trust fund that includes Whole Loans may grant to the master servicer or the holder or holders of certain classes of certificates, or both, a right of first refusal to purchase from the trust fund at a predetermined purchase price any Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an offered certificate will be described in the related prospectus supplement. The related prospectus supplement will also describe any such right granted to any person if the predetermined purchase price is less than the
Purchase Price described under "--Representations and Warranties; Repurchases."

     Unless otherwise specified in the related prospectus supplement, the master servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the master servicer determines, consistent with the Servicing Standard, that this sale would produce a greater recovery on a present value basis than would liquidation through foreclosure or similar proceeding. The related Agreement will provide that any sale of this type be made in a commercially reasonable manner for a specified period and that the master servicer accept the highest cash bid received from any person including itself, an affiliate of the master servicer or any certificateholder that constitutes a fair price for the defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the master servicer shall proceed with respect to the defaulted mortgage loan as described in the paragraphs below. Any bid in an amount at least equal to the
Purchase Price described under "--Representations and Warranties; Repurchases"
will in all cases be deemed fair.

                                      -50-

     If a default on a Whole Loan has occurred or, in the master servicer's judgment is imminent, and the action is consistent with the servicing standard, the master servicer, on behalf of the trustee, may at any time:

     o   institute foreclosure proceedings,

     o   exercise any power of sale contained in any mortgage,

     o   obtain a deed in lieu of foreclosure, or

     o   otherwise acquire title to a mortgaged property securing the Whole
         Loan.

Unless otherwise specified in the related prospectus supplement, the master servicer may not acquire title to any related mortgaged property or take any other action that would cause the trustee, for the benefit of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator"
of that mortgaged property within the meaning of federal environmental laws, unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust fund, that either:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take the actions as would be necessary and appropriate to effect the compliance and respond to the circumstances, the cost of which actions will be an expense of the trust fund.

     Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of the mortgaged property by the trust fund, unless

     o   the Internal Revenue Service grants an extension of time to sell the property or

     o   the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund subsequent to that period will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.

Subject to the foregoing, the master servicer will be required to

     o   solicit bids for any mortgaged property so acquired by the trust fund as will be reasonably likely to realize a fair price for the property
         and

     o   accept the first and, if multiple bids are contemporaneously received, the highest cash bid received from any person that constitutes a fair price.

     If the trust fund acquires title to any mortgaged property, the master servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate the property. The retention of an independent contractor, however, will not relieve the master servicer of any of its obligations with respect to the management and operation of that property. Unless otherwise specified in the related prospectus supplement, any property acquired by the trust fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

     The limitations imposed by the related Agreement and the REMIC Provisions of the Code, if a REMIC election has been made with respect to the related trust fund, on the operations and ownership of any mortgaged property

                                      -51-

acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Legal Aspects of the Mortgage Loans and the Leases--Foreclosure."

     If recovery on a defaulted Whole Loan under any related instrument of
Credit Support is not available, the master servicer nevertheless will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the mortgage rate plus the aggregate amount of expenses incurred by the master servicer in connection with such proceedings and which are reimbursable under the Agreement, the trust fund will realize a loss in the amount of that difference. The master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of the
Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of the Liquidation Proceeds to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the master servicer is not required to expend its own funds to restore the damaged property unless it determines

     o   that the restoration will increase the proceeds to certificateholders on liquidation of the Whole Loan after reimbursement of the master servicer for its expenses and

     o   that the expenses will be recoverable by it from related Insurance
         Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a master servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate
Account out of those proceeds, prior to distribution thereof to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the
Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "--Hazard Insurance Policies" and "Description of
Credit Support."

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related prospectus supplement, each
Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan to maintain a hazard insurance policy providing for the coverage required under the related mortgage or, if any mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, then the coverage that is consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, the coverage will be in general in an amount equal to the lesser of the principal balance owing on the Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the mortgaged property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the master servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below in this section, or upon the extent to which information in this regard is furnished by borrowers. All amounts collected by the master servicer under any policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures, subject to the terms and conditions of the related mortgage and mortgage note, will be deposited in the Certificate Account. The
Agreement will provide that the master servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by the master servicer's maintaining a blanket policy insuring against hazard losses on the
Whole Loans. If the blanket policy contains a deductible clause, the master

                                      -52-

servicer will be required to deposit in the Certificate Account all sums that would have been deposited in the Certificate Account but for that clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy.
Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

     The hazard insurance policies covering the mortgaged properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the co-insurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of

     o   the replacement cost of the improvements less physical depreciation and

     o   the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

     Each Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan, or, in certain cases, the related lessee, to maintain all other insurance coverage with respect to the related mortgaged property as is consistent with the terms of the related mortgage and the Servicing Standard, which insurance may typically include flood insurance if the related mortgaged property was located at the time of origination in a federally designated flood area.

     In addition, to the extent required by the related mortgage, the master servicer may require the borrower or related lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the master servicer, subservicer or special servicer to maintain public liability insurance with respect to any REO
Properties. Any cost incurred by the master servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of this cost will not be taken into account for purposes of calculating the distribution to be made to certificateholders. These costs may be recovered by the master servicer, subservicer or special servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

     Under the terms of the Whole Loans, borrowers will generally be required to present claims to insurers under hazard insurance policies maintained on the related mortgaged properties. The master servicer, on behalf of the trustee and certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on mortgaged properties securing the Whole Loans. However, the ability of the master servicer to present or cause to be presented these claims is dependent upon the extent to which information in this regard is furnished to the master servicer by borrowers.

RENTAL INTERRUPTION INSURANCE POLICY

     If so specified in the related prospectus supplement, the master servicer or the borrowers will maintain rental interruption insurance policies in full force and effect with respect to some or all of the leases. Although the terms of these policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a lessee fails to make timely rental payments under the related lease due to a casualty event, the losses will be reimbursed to the insured. If so specified in the related prospectus supplement, the master servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the prospectus supplement, if the rental interruption policy is canceled or terminated for any reason other than the exhaustion of total policy coverage, the master servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage

                                      -53-

that is equal to the then existing coverage of the terminated rental interruption policy. However, if the cost of any replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, to the extent set forth in the related prospectus supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related prospectus supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the master servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in the
Certificate Account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Unless otherwise specified in the related prospectus supplement, each
Agreement will require that the master servicer and any special servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage which may provide blanket coverage or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the master servicer or the special servicer, as applicable. The related Agreement will allow the master servicer and any special servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer or the special servicer so long as criteria set forth in the Agreement are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some of the Whole Loans may contain clauses requiring the consent of the lender to any sale or other transfer of the related mortgaged property, or due-on-sale clauses entitling the lender to accelerate payment of the Whole Loan upon any sale or other transfer of the related mortgaged property. Some of the
Whole Loans may contain clauses requiring the consent of the lender to the creation of any other lien or encumbrance on the mortgaged property or due-on-encumbrance clauses entitling the lender to accelerate payment of the
Whole Loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will exercise any right the trustee may have as lender to accelerate payment of the Whole Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Legal
Aspects of the Mortgage Loans and the Leases--Due-on-Sale and
Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement.

     Unless otherwise specified in the related prospectus supplement, the master servicer's and a subservicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a portion of the interest payment on each asset. Since any Retained Interest and a master servicer's primary compensation are percentages of the principal balance of each asset, these amounts will decrease in accordance with the amortization of the assets. The prospectus supplement with respect to a series of certificates evidencing interests in a trust fund that includes Whole Loans may provide that, as additional compensation, the master servicer or the subservicers may retain all or a portion of assumption fees, modification fees, late payment charges or prepayment premiums collected from borrowers and any interest or other income which may be earned on funds held in the Certificate Account or any account established by a subservicer pursuant to the Agreement.

     The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the assets, including, without limitation, payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related prospectus supplement, interest thereon at the rate specified in the related prospectus supplement, and the fees of any special servicer, may be borne by the trust fund.

                                      -54-

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers or the Audit
Program for Mortgages Serviced for the Federal Home Loan Mortgage Corporation,
the servicing by or on behalf of the master servicer of mortgage loans under pooling agreements substantially similar to each other, including the related
Agreement, was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, requires it to report. In rendering its statement that firm may rely, as to matters relating to the direct servicing of mortgage loans by subservicers, upon comparable statements for examinations conducted substantially in compliance with the
Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for
Mortgages serviced for FHLMC, rendered within one year of that statement, of firms of independent public accountants with respect to the related subservicer.

     Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

     Unless otherwise provided in the related prospectus supplement, copies of annual accountants' statement and statements of officers will be obtainable by certificateholders without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

     The master servicer, if any, or a servicer for substantially all the Whole
Loans under each Agreement will be named in the related prospectus supplement.
The entity serving as master servicer or as servicer may be an affiliate of
Morgan Stanley Capital I Inc. and may have other normal business relationships with Morgan Stanley Capital I Inc. or Morgan Stanley Capital I Inc.'s
affiliates. Reference to the master servicer shall be deemed to be to the servicer of substantially all of the Whole Loans, if applicable.

     Unless otherwise specified in the related prospectus supplement, the related Agreement will provide that the master servicer may resign from its obligations and duties only upon a determination that its duties under the
Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with another activity carried on by it that was performed by the master servicer on the date of the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement will further provide that neither any master servicer, Morgan Stanley
Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I Inc. will be under any liability to the related trust fund or certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement. However, neither a master servicer, Morgan Stanley Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I
Inc. will be protected against any breach of a representation, warranty or covenant made in the Agreement, or against any liability specifically imposed by the Agreement, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related prospectus supplement, each Agreement will further provide that any master servicer, Morgan Stanley Capital I Inc. and any director, officer, employee or agent of a master servicer or Morgan Stanley Capital I Inc. will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the certificates; provided, however, that the indemnification will not extend to any loss, liability or expense:

                                      -55-

     o   specifically imposed by the Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a master servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans, except as any loss, liability or expense shall be otherwise reimbursable pursuant to the
         Agreement;

     o   incurred in connection with any breach of a representation, warranty or covenant made in the Agreement;

     o   incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of its obligations or duties;

     o   incurred in connection with any violation of any state or federal securities law; or

     o   imposed by any taxing authority if the loss, liability or expense is not specifically reimbursable pursuant to the terms of the related
         Agreement.

In addition, each Agreement will provide that neither any master servicer nor
Morgan Stanley Capital I Inc. will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The master servicer or Morgan Stanley Capital I Inc.
may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In this event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the certificateholders, and the master servicer or Morgan Stanley Capital I Inc., as the case may be, will be entitled to be reimbursed therefor and to charge the Certificate Account.

     Any person into which the master servicer or Morgan Stanley Capital I Inc.
may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer or Morgan Stanley Capital I Inc. is a party, or any person succeeding to the business of the master servicer or Morgan
Stanley Capital I Inc., will be the successor of the master servicer or Morgan
Stanley Capital I Inc., as the case may be, under the related Agreement.

EVENTS OF DEFAULT

     Unless otherwise provided in the related prospectus supplement for a trust fund that includes Whole Loans, Events of Default under the related Agreement will include:

     (1) any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     (2) any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Agreement which continues unremedied for thirty days after written notice of the failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer,
         Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     (3) any breach of a representation or warranty made by the master servicer under the Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of that breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     (4) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing Events of Default--other than to shorten cure periods or eliminate notice requirements--will be specified in the related prospectus supplement. Unless otherwise specified in the related

                                      -56-

prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the trustee become aware of the occurrence of such an event, transmit by mail to Morgan Stanley Capital I Inc. and all certificateholders of the applicable series notice of the occurrence, unless the default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under an Agreement remains unremedied,
Morgan Stanley Capital I Inc. or the trustee may, and at the direction of holders of certificates evidencing not less than 51% of the Voting Rights, the trustee shall, terminate all of the rights and obligations of the master servicer under the Agreement and in and to the mortgage loans, other than as a certificateholder or as the owner of any Retained Interest, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the Agreement, except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related prospectus supplement so specifies, then the trustee will not be obligated to make the advances, and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, in the event that the trustee is unwilling or unable so to act, it may or, at the written request of the holders of certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of appointment of at least $15,000,000 to act as successor to the master servicer under the Agreement. Pending appointment, the trustee is obligated to act in the capacity of master servicer. The trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the Agreement.

     Unless otherwise described in the related prospectus supplement, the holders of certificates representing at least 66 2/3% of the Voting Rights allocated to the respective classes of certificates affected by any Event of
Default will be entitled to waive that Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to certificateholders described in clause (1) under "--Events of Default" may be waived only by all of the certificateholders. Upon any waiver of an Event of
Default, the Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the Voting Rights have made written request upon the trustee to institute the proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for sixty days has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to

     o   exercise any of the powers vested in it by any Agreement;

     o   make any investigation of matters arising under any Agreement; or

     o   institute, conduct or defend any litigation under any Agreement or related to any Agreement.

If any of the holders of certificates request, order or direct the trustee to take any action, the trustee may require reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.

AMENDMENT

  Each Agreement may be amended by the parties to the Agreement without the consent of any of the holders of certificates covered by the Agreement:

     (1) to cure any ambiguity;

     (2) to correct, modify or supplement any provision in the Agreement which may be inconsistent with any other provision in the Agreement;

                                      -57-

     (3) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof; or

     (4) to comply with any requirements imposed by the Code;

provided that the amendment--other than an amendment for the purpose specified in clause (4) above--will not, as evidenced by an opinion of counsel to that effect, adversely affect in any material respect the interests of any holder of certificates covered by the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement may also be amended by Morgan Stanley Capital I Inc., the master servicer, if any, and the trustee, with the consent of the holders of certificates affected evidencing not less than 51% of the Voting Rights, for any purpose. However, to the extent set forth in the related prospectus supplement, no amendment may:

     (1) reduce in any manner the amount of or delay the timing of, payments received or advanced on mortgage loans which are required to be distributed on any certificate without the consent of the holder of that certificate;

     (2) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in
         (1), without the consent of the holders of all certificates of that class; or

     (3) modify the provisions of the Agreement described in this paragraph without the consent of the holders of all certificates covered by the
         Agreement then outstanding.

However, with respect to any series of certificates as to which a REMIC election is to be made, the trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that the amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund to fail to qualify as a REMIC at any time that the related certificates are outstanding.

THE TRUSTEE

     The trustee under each Agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with Morgan Stanley Capital I Inc. and its affiliates and with any master servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee will make no representations as to the validity or sufficiency of any Agreement, the certificates or any asset or related document and is not accountable for the use or application by or on behalf of any master servicer of any funds paid to the master servicer or its designee or any special servicer in respect of the certificates or the assets, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the master servicer or any special servicer. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Agreement.

MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related prospectus supplement, the trustee and any director, officer, employee or agent of the trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense, including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement, incurred in connection with the trustee's:

     o   enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the certificateholders during the continuance of an Event of Default;

                                      -58-

     o   defending or prosecuting any legal action in respect of the related
         Agreement or series of certificates;

     o   being the lender of record with respect to the mortgage loans in a trust fund and the owner of record with respect to any mortgaged property acquired in respect thereof for the benefit of
         certificateholders; or

     o   acting or refraining from acting in good faith at the direction of the holders of the related series of certificates entitled to not less than
         25% or a higher percentage as is specified in the related Agreement with respect to any particular matter of the Voting Rights for the series. However, the indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of the obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the related Agreement.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee may at any time resign from its obligations and duties under an
Agreement by giving written notice thereof to Morgan Stanley Capital I Inc., the master servicer, if any, and all certificateholders. Upon receiving the notice of resignation, Morgan Stanley Capital I Inc. is required promptly to appoint a successor trustee acceptable to the master servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee shall cease to be eligible to continue as trustee under the related Agreement, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Morgan Stanley
Capital I Inc. may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the certificates of any series entitled to at least 51% of the Voting Rights for that series may at any time remove the trustee without cause and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of certificates, Credit Support may be provided with respect to one or more classes thereof or the related assets. Credit Support may be in the form of the subordination of one or more classes of certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related prospectus supplement, or any combination of the foregoing. If so provided in the related prospectus supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

     Unless otherwise provided in the related prospectus supplement for a series of certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit
Support, certificateholders will bear their allocable share of deficiencies.
Moreover, if a form of Credit Support covers more than one series of certificates, holders of certificates evidencing interests in any of the trusts will be subject to the risk that the Credit Support will be exhausted by the claims of other trusts prior to the trust fund receiving any of its intended share of coverage.

                                      -59-

     If Credit Support is provided with respect to one or more classes of certificates of a series, or the related assets, the related prospectus supplement will include a description of:

     (1) the nature and amount of coverage under the Credit Support;

     (2) any conditions to payment thereunder not otherwise described in this prospectus;

     (3) the conditions, if any, under which the amount of coverage under the
         Credit Support may be reduced and under which the Credit Support may be terminated or replaced;

     (4) the material provisions relating to the Credit Support; and

     (5) information regarding the obligor under any instrument of Credit
         Support, including:

         o   a brief description of its principal business activities;

         o   its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business;

         o   if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business; and

         o   its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus
             supplement.

See "Risk Factors--Credit Support May Not Cover Losses or Risks Which Could
Adversely Affect Payment On Your Certificates."

SUBORDINATE CERTIFICATES

     If so specified in the related prospectus supplement, one or more classes of certificates of a series may be Subordinate Certificates. To the extent specified in the related prospectus supplement, the rights of the holders of
Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to the rights of the holders of Senior Certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of or may be limited to certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which the subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the assets for a series are divided into separate groups, each supporting a separate class or classes of certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of mortgage loans or MBS prior to distributions on Subordinate Certificates evidencing interests in a different group of mortgage loans or MBS within the trust fund.
The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying these provisions.

INSURANCE OR GUARANTEES FOR THE WHOLE LOANS

     If so provided in the prospectus supplement for a series of certificates, the Whole Loans in the related trust fund will be covered for various default risks by insurance policies or guarantees. A copy of any material instrument for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

                                      -60-

LETTER OF CREDIT

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more letters of credit, issued by the letter of credit bank. Under a letter of credit, the letter of credit bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans or MBS or both on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit bank under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. The instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the certificates of the related series.

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing in the reserve funds a specified amount of the distributions received on the related assets as specified in the related prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the certificates. If so specified in the related prospectus supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each
Distribution Date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application to the certificates.

     Moneys deposited in any Reserve Funds will be invested in Permitted
Investments, except as otherwise specified in the related prospectus supplement.
Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from these investments will be credited to the related Reserve Fund for the series, and any loss resulting from the investments will be charged to the Reserve Fund. However, the income may be payable to any related master servicer or another service provider as additional compensation.
The Reserve Fund, if any, for a series will not be a part of the trust fund to the extent set forth in the related prospectus supplement.

     Additional information concerning any Reserve Fund will be set forth in the related prospectus supplement, including the initial balance of the Reserve
Fund, the balance required to be maintained in the Reserve Fund, the manner in which the required balance will decrease over time, the manner of funding the
Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to certificateholders and use of investment earnings from the
Reserve Fund, if any.

                                      -61-

CREDIT SUPPORT FOR MBS

     If so provided in the prospectus supplement for a series of certificates, the MBS in the related trust fund or the mortgage loans underlying the MBS may be covered by one or more of the types of Credit Support described in this prospectus. The related prospectus supplement will specify as to each form of
Credit Support the information indicated above under "Description of Credit
Support--General," to the extent the information is material and available.

               LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. The legal aspects are governed by applicable state law, which laws may differ substantially. As such, the summaries DO NOT:

     o   purport to be complete;

     o   purport to reflect the laws of any particular state; or

     o   purport to encompass the laws of all states in which the security for the mortgage loans is situated.

The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. See "Description of the
Trust Funds--Assets."

GENERAL

     All of the mortgage loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property. The instrument granting a security interest may be a mortgage, deed of trust, security deed or deed to secure debt, depending upon the prevailing practice and law in the state in which the mortgaged property is located. Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property. The priority of the mortgage will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to the instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--

     o   a borrower--the borrower and usually the owner of the subject property,
         and

     o   a mortgagee--the lender.

     In contrast, a deed of trust is a three-party instrument, among

     o   a trustor--the equivalent of a mortgagor or borrower,

     o   a trustee to whom the mortgaged property is conveyed, and

     o   a beneficiary--the lender--for whose benefit the conveyance is made.

Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties.

     By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the time that the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. If a borrower under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust

                                      -62-

agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The lender's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws including, without limitation, the Soldiers' and Sailors' Civil Relief Act of
1940 and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements.
However, the mortgage, or other instrument, may encumber other interests in real property such as:

      o  a tenant's interest in a lease of land or improvements, or both, and

      o  the leasehold estate created by the lease.

A mortgage, or other instrument, covering an interest in real property other than the fee estate requires special provisions in the instrument creating the interest to protect the lender against termination of the interest before the note secured by the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the prospectus supplement, Morgan
Stanley Capital I Inc. or the asset seller will make representations and warranties in the Agreement with respect to the mortgage loans which are secured by an interest in a leasehold estate. The representations and warranties will be set forth in the prospectus supplement if applicable.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases. Typically, under an assignment of rents and leases:

     o   the borrower assigns its right, title and interest as landlord under each lease and the income derived from each lease to the lender, and

     o   the borrower retains a revocable license to collect the rents for so long as there is no default under the loan documents.

The manner of perfecting the lender's interest in rents may depend on whether the borrower's assignment was absolute or one granted as security for the loan.
Failure to properly perfect the lender's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for the loan. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room revenues are considered accounts receivable under the UCC; generally these revenues are either assigned by the borrower, which remains entitled to collect the revenues absent a default, or pledged by the borrower, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the revenues and must file continuation statements, generally every five years, to maintain perfection of the security interest.
Even if the lender's security interest in room revenues is perfected under the
UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room revenues after a default.

     Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

     Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. The risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "--Environmental Legislation" below.

                                      -63-

PERSONALTY

     Certain types of mortgaged properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage.
The property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest in the property, the lender generally must file UCC financing statements and, to maintain perfection of the security interest, file continuation statements generally every five years.

FORECLOSURE

   GENERAL

     Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

   JUDICIAL FORECLOSURE

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment.
The sales are made in accordance with procedures that vary from state to state.

   EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS

     United States courts have traditionally imposed general equitable principles to limit the remedies available to a lender in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of mortgage defaults, to the extent that the effect is perceived as harsh or unfair. Relying on these principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the borrower failed to maintain the mortgaged property adequately or the borrower executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent,

                                      -64-

if a court determines that the sale was for less than fair consideration and that the sale occurred while the borrower was insolvent or the borrower was rendered insolvent as a result of the sale and within one year -- or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law -- of the filing of bankruptcy.

   NON-JUDICIAL FORECLOSURE/POWER OF SALE

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the borrower under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without acceleration, plus the expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

   PUBLIC SALE

     A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of the property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make the repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property.
The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run the operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's, including franchisors', perception of the quality of the operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.
Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

                                      -65-

     A junior lender may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior lender may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by these holders.

   REO PROPERTIES

     If title to any mortgaged property is acquired by the trustee on behalf of the certificateholders, the master servicer or any related subservicer or the special servicer, on behalf of the holders, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of such mortgaged property by the trust fund, unless:

     o   the Internal Revenue Service grants an REO Extension, or

     o   it obtains an opinion of counsel generally to the effect that the holding of the property beyond the close of the third calendar year after its acquisition will not result in the imposition of a tax on the trust fund or cause any REMIC created pursuant to the Agreement to fail to qualify as a REMIC under the Code.

Subject to the foregoing, the master servicer or any related subservicer or the special servicer will generally be required to solicit bids for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. The master servicer or any related subservicer or the special servicer may retain an independent contractor to operate and manage any
REO Property; however, the retention of an independent contractor will not relieve the master servicer or any related subservicer or the special servicer of its obligations with respect to the REO Property.

     In general, the master servicer or any related subservicer or the special servicer or an independent contractor employed by the master servicer or any related subservicer or the special servicer at the expense of the trust fund will be obligated to operate and manage any mortgaged property acquired as REO
Property in a manner that would, to the extent commercially feasible, maximize the trust fund's net after-tax proceeds from the property. After the master servicer or any related subservicer or the special servicer reviews the operation of the property and consults with the trustee to determine the trust fund's federal income tax reporting position with respect to the income it is anticipated that the trust fund would derive from the property, the master servicer or any related subservicer or the special servicer could determine, particularly in the case of an REO Property that is a hospitality or residential health care facility, that it would not be commercially feasible to manage and operate the property in a manner that would avoid the imposition of an REO Tax at the highest marginal corporate tax rate--currently 35%. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Any REO Tax imposed on the trust fund's income from an REO Property would reduce the amount available for distribution to certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Federal Income Tax Consequences" in
this prospectus and "Federal Income Tax Consequences" in the prospectus supplement.

                                      -66-

   RIGHTS OF REDEMPTION

     The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of the action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law or non-statutory right which exists prior to completion of the foreclosure, is not waivable by the borrower, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held beyond the close of the third calendar year following the year of acquisition. Unless otherwise provided in the related prospectus supplement, with respect to a series of certificates for which an election is made to qualify the trust fund or a part thereof as a REMIC, the
Agreement will permit foreclosed property to be held beyond the close of the third calendar year following the year of acquisition if the Internal Revenue
Service grants an extension of time within which to sell the property or independent counsel renders an opinion to the effect that holding the property for such additional period is permissible under the REMIC Provisions.

   ANTI-DEFICIENCY LEGISLATION

     Some or all of the mortgage loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related mortgage loan and a personal money judgment may not be obtained against the borrower. Even if a mortgage loan by its terms provides for recourse to the borrower, some states impose prohibitions or limitations on recourse to the borrower. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

                                      -67-

   LEASEHOLD RISKS

     Mortgage loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the borrower. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold lender without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the lender, but the ground leases that secure mortgage loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include:

     (1) the right of the leasehold lender to receive notices from the ground lessor of any defaults by the borrower;

     (2) the right to cure those defaults, with adequate cure periods;

     (3) if a default is not susceptible of cure by the leasehold lender, the right to acquire the leasehold estate through foreclosure or otherwise;

     (4) the ability of the ground lease to be assigned to and by the leasehold lender or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder;

     (5) the right of the leasehold lender to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof;

     (6) a ground lease or leasehold mortgage that prohibits the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor; and

     (7) a leasehold mortgage that provides for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code.

     Without the protections described in (1) - (7) above, a leasehold lender may lose the collateral securing its leasehold mortgage. However, the enforceability of clause (7) has not been established. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold lender with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

BANKRUPTCY LAWS

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by an automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property, with a corresponding partial reduction of the amount of lender's security interest pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest or the alteration of the repayment schedule with or without affecting the unpaid principal balance of the loan, or an extension or reduction of the final maturity date. Some courts with federal bankruptcy jurisdiction have

                                      -68-

approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the property had yet occurred, prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the trustee for a series of certificates to exercise certain contractual remedies with respect to the leases. In addition, Section 362 of the
Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a trustee's exercise of remedies for a related series of certificates in the event that a related lessee or a related borrower becomes the subject of a proceeding under the Bankruptcy Code. For example, a lender would be stayed from enforcing a lease assignment by a borrower related to a mortgaged property if the related borrower was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a mortgaged property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and
Rents" above.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court,

     o   assume the lease and retain it or assign it to a third party or

     o   reject the lease.

If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to the rejected lease, such as the borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from the breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat the lease as terminated by the rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of the term and for any renewal or extension of the term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related prospectus supplement, the lessee will agree under certain leases to pay all amounts owing thereunder to the master servicer without offset. To the extent that a contractual obligation remains enforceable against the lessee, the lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

                                      -69-

     In a bankruptcy or similar proceeding of a borrower, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the borrower, or made directly by the related lessee, under the related mortgage loan to the trust fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business.
Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a borrower with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of some states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the lender have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     To the extent described in the related prospectus supplement, some of the
Borrowers may be partnerships. The laws governing limited partnerships in some states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related prospectus supplement, some of the limited partnership agreements of the Borrowers may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal--assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld--that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless

     o   at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or

     o   the written provisions of the limited partnership agreement permit the limited partner to agree within a specified time frame -- often 60 days
         -- after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so.

In addition, the laws governing general partnerships in some states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of the partnership, the winding up of its affairs and the distribution of its assets. The state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Borrower, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related mortgage loan, which may reduce the yield on the related series of certificates in the same manner as a principal prepayment.

     In addition, the bankruptcy of the general partner of a Borrower that is a partnership may provide the opportunity for a trustee in bankruptcy for the general partner, such general partner as a debtor-in-possession, or a creditor of the general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the Borrower pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective mortgaged property, for example, would become property of the estate of the bankrupt general partner. Not only would the mortgaged property be available to satisfy the claims of creditors of the general partner, but an automatic stay would apply to any attempt by the trustee to exercise remedies with respect to the mortgaged property. However, such an occurrence should not affect the trustee's status as a secured creditor with respect to the Borrower or its security interest in the mortgaged property.

                                      -70-

JUNIOR MORTGAGES; RIGHTS OF SENIOR LENDERS OR BENEFICIARIES

     To the extent specified in the related prospectus supplement, some of the mortgage loans for a series will be secured by junior mortgages or deeds of trust which are subordinated to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the trust fund, and therefore the related certificateholders, as beneficiary under a junior deed of trust or as lender under a junior mortgage, are subordinate to those of the lender or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior lender or beneficiary:

     o   to receive rents, hazard insurance and condemnation proceeds, and

     o   to cause the mortgaged property securing the mortgage loan to be sold upon default of the Borrower or trustor. This would extinguish the junior lender's or junior beneficiary's lien. However, the master servicer or special servicer, as applicable, could assert its subordinate interest in the mortgaged property in foreclosure litigation or satisfy the defaulted senior loan.

In many states a junior lender or beneficiary may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan.
Absent a provision in the senior mortgage, no notice of default is required to be given to the junior lender unless otherwise required by law.

     The form of the mortgage or deed of trust used by many institutional lenders confers on the lender or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the lender or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the lender or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under the hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed. The laws of some states may limit the ability of lenders to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In these states, the borrower must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the lender has been impaired. Similarly, in certain states, the lender is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides in essence, that additional amounts advanced to or on behalf of the borrower by the lender are to be secured by the mortgage or deed of trust. While this type of clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or
"optional" advance. If the lender is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the lender or beneficiary had actual knowledge of the intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the lender is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinated to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a
"credit limit" amount stated in the recorded mortgage.

     Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the borrower or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the lender or beneficiary under the mortgage or deed of trust. Upon a failure of the borrower to perform any of these obligations, the lender or beneficiary is given the right under the mortgage or deed of trust to perform

                                      -71-

the obligation itself, at its election, with the borrower agreeing to reimburse the lender on behalf of the borrower. All sums so expended by the lender become part of the indebtedness secured by the mortgage or deed of trust.

     The form of mortgage or deed of trust used by many institutional lenders typically requires the borrower to obtain the consent of the lender in respect of actions affecting the mortgaged property, including, without limitation, leasing activities, including new leases and termination or modification of existing leases, alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the lender or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior lender or beneficiary may refuse to consent to matters approved by a junior lender or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior lender or beneficiary may decide not to approve the lease or to refuse to grant a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

ENVIRONMENTAL LEGISLATION

     Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental liabilities may give rise to:

     o   a diminution in value of property securing any mortgage loan;

     o   limitation on the ability to foreclose against the property; or

     o   in certain circumstances, liability for clean-up costs or other remedial actions, which liability could exceed the value of the principal balance of the related mortgage loan or of the mortgaged property.

     Under federal law and the laws of certain states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, the lien has priority over existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to a superlien.

     The presence of hazardous or toxic substances, or the failure to remediate the property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACM") when ACM are in poor condition or when a property with ACM is undergoing repair, renovation or demolition. These laws could also be used to impose liability upon owners and operators of real properties for release of ACM into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought by federal and state agencies, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.

     Under the federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980 and under other federal law and the law of some states, a secured party such as a lender which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in some circumstances for cleanup costs, even if the lender does not cause or contribute to the contamination. Liability under some federal or state statutes may not be limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.
CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Certain states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators of a contaminated facility. Excluded from CERCLA's definition of "owner or operator,"
however, is a person "who, without participating in the management of a . . .
facility, holds indicia of ownership primarily to protect his security interest." This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of the facility or property, the lender faces potential liability as an "owner or operator" under CERCLA.
Similarly,

                                      -72-

when a lender forecloses and takes title to a contaminated facility or property
-- whether it holds the facility or property as an investment or leases it to a third party -- under some circumstances the lender may incur potential CERCLA liability.

     Whether actions taken by a lender would constitute participating in the management of a facility or property, so as to render the secured creditor exemption unavailable to the lender has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. This scope of the secured creditor exemption has been somewhat clarified by the enactment of the Asset Conservation, Lender Liability and
Deposit Insurance Protection Act of 1996 ("Asset Conservation Act"), which lists permissible actions that may be undertaken by a lender holding security in a contaminated facility without exceeding the bounds of the secured creditor exemption, subject to certain conditions and limitations. The Asset Conservation
Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the management or operational affairs of the facility. The Asset Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms. However, the protections afforded lenders under the Asset Conservation Act are subject to terms and conditions that have not been clarified by the courts.

     The secured creditor exemption may not protect a lender from liability under CERCLA in cases where the lender arranges for disposal of hazardous substances or for transportation of hazardous substances. In addition, the secured creditor exemption does not govern liability for cleanup costs under federal laws other than CERCLA or under state law. There is a similar secured creditor exemption for reserves of petroleum products from underground storage tanks under the federal Resource Conservation and Recovery Act. However, liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In a few states, transfer of some types of properties is conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed-in-lieu of foreclosure or otherwise, may be required to cleanup the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action--for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property--related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in these cases, unanticipated or uninsurable liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the trust fund and occasion a loss to certificateholders in certain circumstances if such remedial costs were incurred.

     Unless otherwise provided in the related prospectus supplement, the
Warrantying Party with respect to any Whole Loan included in a trust fund for a particular series of certificates will represent that a "Phase I Assessment" as described in and meeting the requirements of the then current version of Chapter
5 of the Federal National Mortgage Association Multifamily Guide has been received and reviewed. In addition, unless otherwise provided in the related prospectus supplement, the related Agreement will provide that the master servicer, acting on behalf of the trustee, may not acquire title to a mortgaged property or take over its operation unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, that:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

                                      -73-

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take actions as would be necessary and appropriate to effect compliance or respond to such circumstances.

This requirement effectively precludes enforcement of the security for the related mortgage note until a satisfactory environmental inquiry is undertaken or any required remedial action is provided for, reducing the likelihood that a given trust fund will become liable for an Environmental Hazard Condition affecting a mortgaged property, but making it more difficult to realize on the security for the mortgage loan. However, there can be no assurance that any environmental assessment obtained by the master servicer or a special servicer, as the case may be, will detect all possible Environmental Hazard Conditions or that the other requirements of the Agreement, even if fully observed by the master servicer or special servicer, as the case may be, will in fact insulate a given trust fund from liability for Environmental Hazard Conditions. See
"Description of the Agreements--Realization Upon Defaulted Whole Loans."

     Unless otherwise specified in the related prospectus supplement, Morgan
Stanley Capital I Inc. generally will not have determined whether environmental assessments have been conducted with respect to the mortgaged properties relating to the mortgage loans included in the pool of mortgage loans for a series, and it is likely that any environmental assessments which would have been conducted with respect to any of the mortgaged properties would have been conducted at the time of the origination of the related mortgage loans and not thereafter. If specified in the related prospectus supplement, a Warrantying
Party will represent and warrant that, as of the date of initial issuance of the certificates of a series or as of another specified date, no related mortgaged property is affected by a Disqualifying Condition. In the event that, following a default in payment on a mortgage loan that continues for 60 days,

     o   the environmental inquiry conducted by the master servicer or special servicer, as the case may be, prior to any foreclosure indicates the presence of a Disqualifying Condition that arose prior to the date of initial issuance of the certificates of a series and

     o   the master servicer or the special servicer certify that it has acted in compliance with the Servicing Standard and has not, by any action, created, caused or contributed to a Disqualifying Condition,

the Warrantying Party, at its option, will reimburse the trust fund, cure the
Disqualifying Condition or repurchase or substitute the affected Whole Loan, as described under "Description of the Agreements--Representations and Warranties;
Repurchases." No such person will however, be responsible for any Disqualifying
Condition which may arise on a mortgaged property after the date of initial issuance of the certificates of the related series, whether due to actions of the Borrower, the master servicer, the special servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the initial issuance of the certificates of a series.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Some of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property. Some of these clauses may provide that, upon an attempted sale, transfer or encumbrance of the related mortgaged property by the borrower of an otherwise non-recourse loan, the borrower becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to some of the loans, the Garn-St Germain Depository Institutions Act of 1982
preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to limited exceptions. Unless otherwise provided in the related prospectus supplement, a master servicer, on behalf of the trust fund, will determine whether to exercise any right the trustee may have as lender to accelerate payment of any mortgage loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the
Servicing Standard.

     In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from a bankruptcy proceeding.

                                      -74-

SUBORDINATE FINANCING

     Where a borrower encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risks including:

     o   the borrower may have difficulty servicing and repaying multiple loans;

     o   if the junior loan permits recourse to the borrower--as junior loans often do--and the senior loan does not, a borrower may be more likely to repay sums due on the junior loan than those on the senior loan.

     o   acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened;

     o   if the borrower defaults on the senior loan or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o   the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT PREMIUMS AND PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment premium is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make the payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

ACCELERATION ON DEFAULT

     Unless otherwise specified in the related prospectus supplement, some of the mortgage loans included in the pool of mortgage loans for a series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default--as long as appropriate notices are given. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting the defaulted payments.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to certain types of residential, including multifamily but not other commercial, first mortgage loans originated by certain lenders after March 31,
1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not so rejected, any state is

                                      -75-

authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

     Morgan Stanley Capital I Inc. has been advised by counsel that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption.
Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of mortgage loans, any such limitation under the state's usury law would not apply to the mortgage loans.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of the state action will be eligible for inclusion in a trust fund unless the mortgage loan provides:

     o   for the interest rate, discount points and charges as are permitted in that state, or

     o   that the terms of the loan shall be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious, and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

     The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply together with an inability to remedy a failure could result in a material decrease in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property--e.g., a nursing or convalescent home or hospital--result in a failure to realize the full principal amount of the related mortgage loan. Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties which are hotels or motels may present additional risk. Hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator. In addition, the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. Moreover, mortgaged properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of these properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, public accommodations such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the
ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Borrower in its capacity as owner or landlord, the ADA may also impose these types of requirements on a foreclosing lender who succeeds to the interest of the Borrower as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Borrower is subject.

                                      -76-

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act (formerly the
Soldiers' and Sailors' Civil Relief Act of 1940), as amended, a borrower who enters military service after the origination of a mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Army, Navy,
Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the
U.S. Public Health Service assigned to duty with the military. Because the
Relief Act applies to borrowers who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, to the extent set forth in the related prospectus supplement, any form of Credit Support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.
Thus, in the event that an affected mortgage loan goes into default, there may be delays and losses occasioned as a result of the Relief Act.

FORFEITURES IN DRUG, RICO AND PATRIOT ACT PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of
America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations
Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United
States may seize the property even before a conviction occurs.

     In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on the advice of Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc. This summary is based on laws, regulations, including REMIC
Regulations, rulings and decisions now in effect or, with respect to regulations, proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in certificates applicable to all categories of investors, some of which -- for example, banks and insurance companies -- may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of certificates.

GENERAL

     The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Code. The prospectus supplement for each series of certificates will specify whether one or more
REMIC elections will be made.

                                      -77-

GRANTOR TRUST FUNDS

     If a REMIC election is not made, Sidley, Austin, Brown & Wood LLP or
Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion that the trust fund will not be classified as an association taxable as a corporation and that the trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code.
In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described in this section of the prospectus.

A. SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

     Characterization. The trust fund may be created with one class of grantor trust certificates. In this case, each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the grantor trust certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans and MBS in the pool. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any mortgage loan or MBS because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by grantor trust certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund.
Grantor trust certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent these expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount under Code Section
68(b)--which amount will be adjusted for inflation--will be reduced by the lesser of

     o   3% of the excess of adjusted gross income over the applicable amount
         and

     o   80% of the amount of itemized deductions otherwise allowable for such taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

     In general, a grantor trust certificateholder using the CASH METHOD OF
ACCOUNTING must take into account its pro rata share of income as and deductions as and when collected by or paid to the master servicer or, with respect to original issue discount or certain other income items for which the certificateholder has made an election, as the amounts are accrued by the trust fund on a constant interest basis, and will be entitled to claim its pro rata share of deductions, subject to the foregoing limitations, when the amounts are paid or the certificateholder would otherwise be entitled to claim the deductions had it held the mortgage loans or MBS directly. A grantor trust certificateholder using an ACCRUAL METHOD OF ACCOUNTING must take into account its pro rata share of income as payment becomes due or is made to the master servicer, whichever is earlier and may deduct its pro rata share of expense items, subject to the foregoing limitations, when the amounts are paid or the certificateholder otherwise would be entitled to claim the deductions had it held the mortgage loans or MBS directly. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of the excess could be considered as an ownership interest retained by the master servicer or any person to whom the master servicer assigned for value all or a portion of the servicing fees in a portion of the interest payments on the mortgage loans and MBS. The mortgage loans and MBS would then be subject to the "coupon stripping" rules of the Code discussed below under "--Stripped Bonds and Coupons."

     Unless otherwise specified in the related prospectus supplement or otherwise provided below in this section of the prospectus, as to each series of certificates, counsel to Morgan Stanley Capital I Inc. will have advised Morgan
Stanley Capital I Inc. that:

                                      -78-

     o   a grantor trust certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19)
         representing principal and interest payments on mortgage loans or MBS will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section;

     o   a grantor trust certificate owned by a real estate investment trust representing an interest in mortgage loans or MBS will be considered to represent "real estate assets" within the meaning of Code Section
         856(c)(5)(B), and interest income on the mortgage loans or MBS will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section; and

     o   a grantor trust certificate owned by a REMIC will represent
         "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3).

      Stripped Bonds and Coupons. Certain trust funds may consist of government securities that constitute "stripped bonds" or "stripped coupons" as those terms are defined in section 1286 of the Code, and, as a result, these assets would be subject to the stripped bond provisions of the Code. Under these rules, these government securities are treated as having original issue discount based on the purchase price and the stated redemption price at maturity of each Security. As such, grantor trust certificateholders would be required to include in income their pro rata share of the original issue discount on each Government Security recognized in any given year on an economic accrual basis even if the grantor trust certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the grantor trust certificateholder in any taxable year may exceed amounts actually received during such year.

     Premium. The price paid for a grantor trust certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan or MBS based on each asset's relative fair market value, so that the holder's undivided interest in each asset will have its own tax basis. A grantor trust certificateholder that acquires an interest in mortgage loans or MBS at a premium may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage loans or MBS were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such grantor trust certificate. The basis for such grantor trust certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A certificateholder that makes this election for a mortgage loan or MBS or any other debt instrument that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a grantor trust certificate representing an interest in a mortgage loan or MBS acquired at a premium should recognize a loss if a mortgage loan or an Underlying Mortgage Loan with respect to an asset prepays in full, equal to the difference between the portion of the prepaid principal amount of such mortgage loan or underlying mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to such mortgage loan or underlying mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     The Internal Revenue Service has issued Amortizable Bond Premium
Regulations. The Amortizable Bond Premium Regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments the yield on which may be affected by prepayments, such as the trust fund, which are subject to Section 1272(a)(6) of the Code. Absent further guidance from the IRS and to the extent set forth in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described in this section.
Prospective purchasers

                                      -79-

should consult their tax advisors regarding amortizable bond premium and the
Amortizable Bond Premium Regulations.

     Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the OID Regulations will be applicable to a grantor trust certificateholder's interest in those mortgage loans or MBS meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers other than individuals originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple
Classes of Grantor Trust Certificates--Accrual of Original Issue Discount"
below.

     Market Discount. A grantor trust certificateholder that acquires an undivided interest in mortgage loans or MBS may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in the asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan or MBS allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a grantor trust certificate will be considered to be zero if the amount allocable to the grantor trust certificate is less than 0.25%
of the grantor trust certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the
Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a grantor trust certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

For grantor trust certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments, such as the grantor trust certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a grantor trust certificate purchased at a discount or premium in the secondary market.

                                      -80-

     A holder who acquired a grantor trust certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the grantor trust certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4,
1994. If this election were to be made with respect to a grantor trust certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without consent of the IRS.

     Anti-Abuse Rule. The IRS can apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage loan, MBS, or grantor trust certificate or applying the otherwise applicable rules is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments.

B.   MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

         1.       Stripped Bonds and Stripped Coupons

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created.

     Excess Servicing will be Treated Under the Stripped Bond Rules. If the
Excess Servicing fee is less than 100 basis points, i.e., 1% interest on the principal balance of the assets in the trust fund, or the certificates are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on an asset by asset basis, which could result in some mortgage loans or MBS being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and
"Multiple Classes of Grantor Trust Certificates--Stripped Bonds and Stripped
Coupons".

     Although not entirely clear, a Stripped Bond Certificate generally should be treated as an interest in mortgage loans or MBS issued on the day the certificate is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage loan or MBS is larger than a de minimis amount, as calculated for purposes of the OID rules, a purchaser of such a certificate will be required to accrue the discount under the OID rules of the Code. See
"--Non-REMIC Certificates" and "--Single Class of Grantor Trust
Certificates--Original Issue Discount". However, a purchaser of a Stripped Bond
Certificate will be required to account for any discount on the mortgage loans or MBS as market discount rather than OID if either

     o   the amount of OID with respect to the mortgage loans or MBS is treated as zero under the OID de minimis rule when the certificate was stripped
         or

     o   no more than 100 basis points, including any Excess Servicing, is stripped off of the trust fund's mortgage loans or MBS.

                                      -81-

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of
Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

     The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan or MBS. Unless otherwise specified in the related prospectus supplement, all payments from a mortgage loan or MBS underlying a Stripped Coupon Certificate will be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage loan or MBS would be included in the stated redemption price at maturity for the mortgage loan or MBS for purposes of calculating income on the certificate under the OID rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of mortgage loans or MBS will give rise to a loss to the holder of a Stripped Bond
Certificate purchased at a premium or a Stripped Coupon Certificate. If the certificate is treated as a single instrument rather than an interest in discrete mortgage loans and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate sufficiently faster than the assumed prepayment rate so that the certificateholder will not recover its investment. However, if the certificate is treated as an interest in discrete mortgage loans or MBS, or if no prepayment assumption is used, then when a mortgage loan or MBS is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan or MBS.

     In light of the application of Section 1286 of the Code, a beneficial owner of a Stripped Bond Certificate generally will be required to compute accruals of
OID based on its yield, possibly taking into account its own Prepayment
Assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these Stripped Bond Certificates, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of OID for these certificates. Prospective investors therefore should be aware that the timing of accruals of OID applicable to a Stripped Bond
Certificate generally will be different than that reported to holders and the
IRS. You should consult your own tax advisor regarding your obligation to compute and include in income the correct amount of OID accruals and any possible tax consequences to you if you should fail to do so.

     Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in mortgage loans or MBS of the type that make up the trust fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the grantor trust certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans or MBS. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, each class of grantor trust certificates, to the extent set forth in the related prospectus supplement, should be considered to represent "real estate assets"
within the meaning of Code Section 856(c)(5)(B) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to grantor trust certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B), provided that in each case the underlying mortgage loans or MBS and interest on such mortgage loans or MBS qualify for such treatment.
Prospective purchasers to which such characterization of an investment in certificates is material should consult their own tax advisors regarding the characterization of the grantor trust certificates and the income therefrom.
Unless otherwise specified in the related prospectus supplement, grantor trust certificates will be "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A).

         2. Grantor Trust Certificates Representing Interests in Loans Other
Than Adjustable Rate Loans

     The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a certificateholder's interest in those mortgage loans or MBS as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers -- other than individuals -- originated after

                                      -82-

July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the mortgage loans or MBS.
OID on each grantor trust certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a grantor trust certificate representing an interest in mortgage loans or MBS other than adjustable rate loans likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform
Act of 1986. The holder of a certificate should be aware, however, that the OID
Regulations do not adequately address certain issues relevant to prepayable securities.

     Under the Code, the mortgage loans or MBS underlying the grantor trust certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage asset's stated redemption price at maturity over its issue price. The issue price of a mortgage loan or MBS is generally the amount lent to the borrower, which may be adjusted to take into account certain loan origination fees. The stated
redemption price at maturity of a mortgage loan or MBS is the sum of all payments to be made on these assets other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, to the extent set forth in the related prospectus supplement, utilize the Prepayment Assumption on the issue date of such grantor trust certificate, and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. In the absence of such regulations, the Prepayment Assumption used will be the prepayment assumption that is used in determining the offering price of such certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate.

     Accrual of Original Issue Discount. Generally, the owner of a grantor trust certificate must include in gross income the sum of the "daily portions," as defined below in this section, of the OID on the grantor trust certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the master servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period, or shorter period from the date of original issue, that ends on the day in the calendar year corresponding to each of the Distribution Dates on the grantor trust certificates, or the day prior to each such date. This will be done, in the case of each full month accrual period, by

     o   adding (1) the present value at the end of the accrual
         period--determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment
         Assumption--of all remaining payments to be received under the
         Prepayment Assumption on the respective component and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

The adjusted issue price of a grantor trust certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a grantor trust certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of
OID must be determined according to an appropriate allocation under any reasonable method.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received.

                                      -83-

However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if the mortgage loans or MBS acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of the asset, no original issue discount attributable to the difference between the issue price and the original principal amount of the asset--i.e., points--will be includible by the holder. Other original issue discount on the mortgage loans or MBS--e.g., that arising from a "teaser" rate--would still need to be accrued.

         3. Grantor Trust Certificates Representing Interests in Adjustable Rate
Loans

     The OID Regulations do not address the treatment of instruments, such as the grantor trust certificates, which represent interests in adjustable rate loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the master servicer will report Stripped ARM Obligations to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than
Adjustable Rate Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of Deferred Interest to the principal balance of an adjustable rate loan may require the inclusion of the amount in the income of the grantor trust certificateholder when the amount accrues. Furthermore, the addition of Deferred
Interest to the grantor trust certificate's principal balance will result in additional income, including possibly OID income, to the grantor trust certificateholder over the remaining life of such grantor trust certificates.

     Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such certificates.

C. SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

     Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the grantor trust certificate. Such adjusted basis generally will equal the seller's purchase price for the grantor trust certificate, increased by the OID included in the seller's gross income with respect to the grantor trust certificate, and reduced by principal payments on the grantor trust certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a grantor trust certificate is a "capital asset" within the meaning of Code Section 1221, except to the extent described above with respect to market discount, and will generally be long-term capital gain if the grantor trust certificate has been owned for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited.

     It is possible that capital gain realized by holders of one or more classes of grantor trust certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a grantor trust certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and:

     o   the holder entered the contract to sell the grantor trust certificate substantially contemporaneously with acquiring the grantor trust certificate;

     o   the grantor trust certificate is part of a straddle;

     o   the grantor trust certificate is marketed or sold as producing capital gain; or

     o   other transactions to be specified in Treasury regulations that have not yet been issued.

If the sale or other disposition of a grantor trust certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

     Grantor trust certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

                                      -84-

D.   NON-U.S. PERSONS

     Generally, to the extent that a grantor trust certificate evidences ownership in underlying mortgage loans or MBS that were issued on or before July
18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to

     o   an owner that is not a U.S. Person or

     o   a grantor trust certificateholder holding on behalf of an owner that is not a U.S. Person

will be subject to federal income tax, collected by withholding, at a rate of
30% or such lower rate as may be provided for interest by an applicable tax treaty, unless such income is effectively connected with a U.S. trade or business of such owner or beneficial owner.

     Accrued OID recognized by the owner on the sale or exchange of such a grantor trust certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a grantor trust certificate evidences ownership in mortgage loans or MBS issued after July 18, 1984, by natural persons if such grantor trust certificateholder complies with certain identification requirements, including delivery of a statement, signed by the grantor trust certificateholder under penalties of perjury, certifying that the grantor trust certificateholder is not a U.S. Person and providing the name and address of the grantor trust certificateholder. To the extent payments to grantor trust certificateholders that are not U.S. Persons are payments of "contingent interest" on the underlying mortgage loans or MBS, or the grantor trust certificateholder is ineligible for the exemption described in the preceding sentence, the 30%
withholding tax will apply unless such withholding taxes are reduced or eliminated by an applicable tax treaty and such holder meets the eligibility and certification requirements necessary to obtain the benefits of such treaty.
Additional restrictions apply to mortgage loans or MBS where the borrower is not a natural person in order to qualify for the exemption from withholding. If capital gain derived from the sale, retirement or other disposition of a grantor trust certificate is effectively connected with a U.S. trade or business of a grantor trust certificateholder that is not a U.S. Person, the certificateholder will be taxed on the net gain under the graduated U.S. federal income tax rates applicable to U.S. Persons and, with respect to grantor trust certificates held by or on behalf of corporations, also may be subject to branch profits tax. In addition, if the trust fund acquires a United States real property interest through foreclosure, deed in lieu of foreclosure or otherwise on a mortgage loan or MBS secured by such an interest, which for this purpose includes real property located in the United States and the Virgin Islands, a grantor trust certificateholder that is not a U.S. Person will potentially be subject to federal income tax on any gain attributable to such real property interest that is allocable to such holder. Non-U.S. Persons should consult their tax advisors regarding the application to them of the foregoing rules.

E.   INFORMATION REPORTING AND BACKUP WITHHOLDING

     The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a certificateholder at any time during such year, the information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold such certificates as nominees on behalf of beneficial owners. On June 20, 2002, the Treasury
Department published proposed regulations, which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts"
that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an entity classified as a "trust" under Treasury regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to (i) a custodian of a person's account,
(ii) a nominee and (iii) a broker holding an interest for a customer in street name. These regulations were proposed to be effective beginning January 1, 2004, but such date has passed and the regulations have not been finalized. It is unclear when, or if, these regulations will become final.

     If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a grantor trust certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either

                                      -85-

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Person, certifies that the seller is a Non-U.S. Person, and other conditions are met.

Such a sale must also be reported by the broker to the IRS, unless either

     o   the broker determines that the seller is an exempt recipient or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in some cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department, which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding the regulations.

REMICS

     The trust fund relating to a series of certificates may elect to be treated as one or more REMICs. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and
"--Prohibited Transactions and Other Taxes" below), if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "--Taxation of Owners of
REMIC Residual Certificates," the Code provides that a trust fund will not be treated as a REMIC for the year and thereafter. In that event, the entity may be taxable as a separate corporation, and the REMIC Certificates may not be accorded the status or given the tax treatment described below in this section.
While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, such the regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP or
Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Agreement, the trust fund will qualify as one or more REMICs, and the related certificates will be considered to be REMIC Regular Certificates or a sole class of REMIC Residual Certificates. The related prospectus supplement for each series of Certificates will indicate whether the trust fund will make one or more REMIC elections and whether a class of certificates will be treated as a regular or residual interest in a REMIC.

     A "qualified mortgage" for REMIC purposes includes any obligation, including certificates of participation in such an obligation and any "regular interest" in another REMIC, that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC.

     In general, with respect to each series of certificates for which a REMIC election is made,

     o   certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section
         7701(a)(19)(C);

     o   certificates held by a real estate investment trust will constitute
         "real estate assets" within the meaning of Code Section 856(c)(5)(B);
         and

     o   interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

                                      -86-

If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets.

     Tiered REMIC Structures. For certain series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. Upon the issuance of any such series of certificates, Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc., will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC
Certificates issued by the Master REMIC and the Subsidiary REMIC or REMICs,
respectively, will be considered REMIC Regular Certificates or REMIC Residual
Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Other than the residual interest in a Subsidiary REMIC, only REMIC
Certificates issued by the Master REMIC will be offered hereunder. The
Subsidiary REMIC or REMICs and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be:

     o   "real estate assets" within the meaning of Code Section 856(c)(5)(B);

     o   "loans secured by an interest in real property" under Code Section
         7701(a)(19)(C); and

     o   whether the income on the certificates is interest described in Code
         Section 856(c)(3)(B).

A.   TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General. Except as otherwise stated in this discussion, REMIC Regular
Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets.
Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount and Premium. The REMIC Regular Certificates may be
issued with OID. Generally, the OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its
"issue price." Holders of any class of certificates issued with OID will be required to include the OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID
Regulations and in part on the provisions of the Tax Reform Act of 1986. Holders of REMIC Regular Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

     Rules governing OID are set forth in Code Sections 1271 through 1273 and
1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the
Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The legislative history provides, however, that Congress intended the regulations to require that the
Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The prospectus supplement for each series of REMIC Regular Certificates will specify the
Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular
Certificates will prepay at the Prepayment Assumption or at any other rate.

     In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its
"stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of
REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the Closing Date, the issue price for that class will be treated as the fair market value of that class on the Closing Date. The issue price of a
REMIC Regular Certificate also includes the amount paid by an initial certificateholder for accrued

                                      -87-

interest that relates to a period prior to the issue date of the REMIC Regular
Certificate. The stated redemption price at maturity of a REMIC Regular
Certificate includes the original principal amount of the REMIC Regular
Certificate, but generally will not include distributions of interest if the distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular
Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments.
Distributions of interest on REMIC Regular Certificates with respect to which
Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the REMIC Regular
Certificates includes all distributions of interest as well as principal thereon.

     Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent
Distribution Dates, the greater of any original issue discount, disregarding the rate in the first period, and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the de minimis rule described below in this section. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID.
However, the trust fund will not take this position unless required by applicable regulations. Where the interval between the issue date and the first
Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution
Date in excess of the amount that accrued during the first period would be added to the certificate's stated redemption price at maturity. REMIC Regular
Certificates should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

     Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years, i.e., rounding down partial years, from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC
Regular Certificate. Although currently unclear, it appears that the schedule of the distributions should be determined in accordance with the Prepayment
Assumption. The Prepayment Assumption with respect to a series of REMIC Regular
Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and the income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     The prospectus supplement with respect to a trust fund may provide for
Super-Premium Certificates. The income tax treatment of such REMIC Regular
Certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates, including interest-only REMIC
Regular Certificates, is the sum of all payments to be made on such REMIC
Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount, which delays future accruals of OID rather than being immediately deductible when prepayments on the mortgage loans or MBS exceed those estimated under the
Prepayment Assumption. The IRS might contend, however, that certain contingent payment rules contained in final regulations issued on June 11, 1996, with respect to original issue discount, should apply to such certificates. Although such rules are not applicable to instruments governed by Code Section
1272(a)(6), they represent the only guidance regarding the current views of the
IRS with respect to contingent payment instruments. These regulations, if applicable, generally would require holders of Regular Interest Certificates to take the payments considered contingent interest payments into income on a yield to maturity basis in accordance with a schedule of projected payments provided by Morgan Stanley Capital I Inc. and to make annual adjustments to income to account for the difference between actual payments received and projected payment amounts accrued. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates (other than interest-only REMIC Regular Certificates) should be limited to their principal amount, subject to the discussion below under "--Accrued Interest
Certificates", so that such REMIC Regular Certificates would be considered for federal income tax purposes to be

                                      -88-

issued at a premium. If such a position were to prevail, the rules described below under "--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such
Super-Premium Certificate.

     Under the REMIC Regulations, if the issue price of a REMIC Regular
Certificate, other than REMIC Regular Certificate based on a Notional Amount, does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

     Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions" of the OID that accrues on a REMIC Regular Certificate for each day a certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period--"an accrual period"--that ends on the day in the calendar year corresponding to a Distribution Date, or if
Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month, and begins on the day after the end of the immediately preceding accrual period or on the issue date in the case of the first accrual period. This will be done, in the case of each full accrual period, by

     o   adding (1) the present value at the end of the accrual period --
         determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment
         Assumption -- of all remaining payments to be received on the REMIC
         Regular Certificates under the Prepayment Assumption and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the adjusted issue price of the REMIC
         Regular Certificates at the beginning of such accrual period.

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC
Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease -- but never below zero -- in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the
Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the "daily portions" of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate.
In computing the daily portions of OID for such a purchaser, as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity, however, the daily portion is reduced by the amount that would be the daily portion for such day, computed in accordance with the rules set forth above, multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

     (1) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular
         Certificateholder, who purchased the REMIC Regular Certificate at its issue price, less

                                      -89-

     (2) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that
         REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the
         Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

     The Treasury Department proposed regulations on August 24, 2004 that create a special rule for accruing OID on REMIC Regular Certificates providing for a delay between record and payment dates, such that the period over which OID accrues coincides with the period over which the right of REMIC Regular
Certificateholders to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, REMIC Regular
Certificateholders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC Regular
Certificates with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC Regular Certificate issued after the date the final regulations are published in the Federal
Register.

     Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may
provide for interest based on a qualifying variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest for OID purposes if, generally:

     o   the interest is unconditionally payable at least annually;

     o   the issue price of the debt instrument does not exceed the total noncontingent principal payments; and

     o   interest is based on a "qualified floating rate," an "objective rate,"
         a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the REMIC Regular Certificates.

     The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under
"--Original Issue Discount and Premium" by assuming generally that the Index used for the variable rate will remain fixed throughout the term of the certificate at the rate applicable on the date they are issued. Appropriate adjustments are made for the actual variable rate.

     Although unclear at present, Morgan Stanley Capital I Inc. intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC
Regular Certificates will be deemed to be the Index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. No guidance is currently available as to how OID would be determined for debt instruments subject to Code Section 1272(a)(6) that provide for contingent interest. The treatment of REMIC Regular Certificates as contingent payment debt instruments may affect the timing of income accruals on the REMIC Regular Certificates.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market discount or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See
"--Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without the consent of the IRS.

                                      -90-

     Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278.
Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of (1) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price, determined for this purpose as if the purchaser had purchased such REMIC
Regular Certificate from an original holder, over (2) the price for such REMIC
Regular Certificate paid by the purchaser. A certificateholder that purchases a
REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the
Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies.

     Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of the REMIC Regular Certificate's stated redemption price at maturity multiplied by the REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular
Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the
REMIC Regular Certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued;
therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment.
Until such time as regulations are issued by the Treasury, rules described in the legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For
REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments such as the REMIC Regular Certificates that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

     A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to

                                      -91-

purchase or carry the certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A purchaser of a REMIC Regular Certificate that purchases the
REMIC Regular Certificate at a cost, not including accrued qualified stated
interest, greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize the premium under a constant yield method. A certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the legislative history states that the same rules that apply to accrual of market discount, which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such certificates have
OID, will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against the interest payment. The Amortizable Bond Premium Regulations do not apply to prepayable securities described in Section 1272(a)(6) of the Code, such as the REMIC Regular Certificates. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

     Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more adjustable rate loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such certificates prior to the time distributions of cash with respect to such
Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such certificates will constitute qualified stated
interest or whether all or a portion of the interest payable on such certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID, which could accelerate such inclusion.
Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

     Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate.
Such adjusted basis generally will equal the cost of the REMIC Regular
Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced, but not below zero, by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium.
Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular
Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss.
Except as provided in the following paragraph and as provided under "--Market
Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

     Such capital gain or loss will generally be long-term capital gain or loss if the REMIC Regular Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individual on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of

                                      -92-

     o   the amount that would have been includible in the holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code Section 1274(d)
         determined as of the date of purchase of such REMIC Regular
         Certificate, over

     o   the amount actually includible in such holder's income.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income if the REMIC
Regular Certificate is held as part of a "conversion transaction" as defined in
Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code
Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or if the
REMIC Regular Certificate is held as part of a straddle. A sale of a REMIC
Regular Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment; the holder entered the contract to sell the REMIC
Regular Certificate substantially contemporaneously with acquiring the REMIC
Regular Certificate; the REMIC Regular Certificate is part of a straddle; the
REMIC Regular Certificate is marketed or sold as producing capital gains; or
other transactions to be specified in Treasury regulations that have not yet been issued. Potential investors should consult their tax advisors with respect to tax consequences of ownership and disposition of an investment in REMIC
Regular Certificates in their particular circumstances.

     The certificates will be "evidences of indebtedness" within the meaning of
Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC
Regular Certificate by a bank or a thrift institution to which this section applies will be ordinary income or loss.

     The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only provide information pertaining to the appropriate proportionate method of accruing market discount.

     Accrued Interest Certificates. Payment Lag Certificates may provide for payments of interest based on a period that corresponds to the interval between
Distribution Dates but that ends prior to each Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first
Distribution Date may or may not exceed the interval. Purchasers of Payment Lag
Certificates for which the period between the Closing Date and the first
Distribution Date does not exceed the interval could pay upon purchase of the
REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to pre-issuance accrued interest and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date and the first payment date is within one year of the issue date that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate.
However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag
Certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the certificateholder has held the Payment Lag Certificate during the first accrual period.

     Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

     Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the
REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificates that are
"pass-through interest holders."

                                      -93-

Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC
Regular Certificates. See "Pass-Through of Non-Interest Expenses of the REMIC"
under "Taxation of Owners of REMIC Residual Certificates" below.

     Effects of Defaults, Delinquencies and Losses. Certain series of certificates may contain one or more classes of Subordinate Certificates, and in the event there are defaults or delinquencies on the mortgage loans or MBS, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Subordinate certificateholders nevertheless will be required to report income with respect to such certificates under an accrual method without giving effect to delays and reductions in distributions on the Subordinate Certificates attributable to defaults and delinquencies on the mortgage loans or MBS, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a Subordinate certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults and delinquencies on the mortgage loans or MBS.

     Although not entirely clear, it appears that holders of REMIC Regular
Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such certificates becoming wholly worthless. Potential investors and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. These taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

     Non-U.S. Persons. Generally, payments of interest on the REMIC Regular
Certificates, including any payment with respect to accrued OID, to a REMIC
Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if:

     o   the REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer;

     o   the REMIC Regular Certificateholder is not a controlled foreign corporation, within the meaning of Code Section 957, related to the issuer; and

     o   the REMIC Regular Certificateholder complies with identification requirements, including delivery of a statement, signed by the REMIC
         Regular Certificateholder under penalties of perjury, certifying that the REMIC Regular Certificateholder is a foreign person and providing the name and address of the REMIC Regular Certificateholder.

If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to the holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Non-U.S. REMIC Regular
Certificateholder of a trade or business within the United States, then the
Non-U.S. REMIC Regular Certificateholder will not be subject to the 30%
withholding tax on gross income therefrom but will be subject to U.S. income tax at regular graduated rates. Such a Non-U.S. REMIC Regular Certificateholder, if such holder is a corporation, also may be subject to the branch profits tax.

     Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual. This exclusion may not apply if the non-resident alien individual actually or constructively owns 10% or more of the residual interest in the related REMIC and will not be subject to United States estate taxes. Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates and
REMIC Residual Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Regular Certificates without consulting their tax

                                      -94-

advisors as to the possible adverse tax consequences of doing so. In addition, the IRS may assert that non-U.S. Persons that own directly or indirectly, a greater than 10% interest in any Borrower, and foreign corporations that are
"controlled foreign corporations" as to the United States of which such a
Borrower is a "United States shareholder" within the meaning of Section 951(b)
of the Code, are subject to United States withholding tax on interest distributed to them to the extent of interest concurrently paid by the related
Borrower.

     Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during that year, the information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a REMIC Regular
Certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either:

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, identifying information and, in the case of a non-U.S. Person, certifies that such seller is a
         Non-U.S. Person, and other conditions are met.

     A sale of a REMIC Regular Certificate to, or through, a broker must also be reported by the broker to the IRS, unless either:

     o   the broker determines that the seller is an exempt recipient, or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding these regulations.

B.   TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

     Allocation of the Income of the REMIC to the REMIC Residual Certificates.
The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See
"--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which the holder owns any REMIC Residual
Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the
REMIC for each day will be based on the portion of the outstanding REMIC
Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual
Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses."
As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC
Residual Certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the
REMIC.

                                      -95-

     A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed.
For example, a structure where principal distributions are made serially on regular interests, that is, a fast-pay, slow-pay structure, may generate such a mismatching of income and cash distributions --that is, "phantom income". This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans or MBS and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder or
cause the REMIC Residual Certificate to have negative "value." Investors should consult their own tax advisors concerning the federal income tax treatment of a
REMIC Residual Certificate and the impact of the tax treatment on the after-tax yield of a REMIC Residual Certificate.

     A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the REMIC Residual Certificateholder owns the REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC
Residual Certificateholder, as described above. The legislative history indicates that certain adjustments may be appropriate to reduce or increase the income of a subsequent holder of a REMIC Residual Certificate that purchased the
REMIC Residual Certificate at a price greater than or less than the adjusted basis the REMIC Residual Certificate would have in the hands of an original
REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual
Certificates" below. It is not clear, however, whether the adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC
Regulations do not provide for any such adjustments.

     Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of

     o   the income from the mortgage loans or MBS and the REMIC's other assets
         and

     o   the deductions allowed to the REMIC for interest and OID on the REMIC
         Regular Certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the
         REMIC," other expenses.

REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

     o   the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

     o   all bad loans will be deductible as business bad debts; and

     o   the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual
Certificateholders resulting from defaults and delinquencies on mortgage loans or MBS may differ from the time of the actual loss on the assets. The REMIC's deductions include interest and original issue discount expense on the REMIC
Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates, or, if a
class of certificates is not sold initially, its fair market value. The aggregate basis will be allocated among the mortgage loans or MBS and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan or MBS will be deemed to have been acquired with discount or premium to the extent that the

                                      -96-

REMIC's basis in the mortgage loan or MBS is less than or greater than its principal balance, respectively. Any such discount, whether market discount or
OID, will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The
REMIC may elect under Code Section 171 to amortize any premium on the mortgage loans or MBS. Premium on any mortgage loan or MBS to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan or MBS would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

     The REMIC will be allowed a deduction for interest and OID on the REMIC
Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC
Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

     A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the
REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual
Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of the REMIC Residual Certificate to the holder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of
the REMIC to the REMIC Residual Certificates" above.

     Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the
REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the
REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual
Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

     Regulations have been issued addressing the federal income tax treatment of
"inducement fees" received by transferees of non-economic residual interests.
These regulations require inducement fees to be included in income over a period reasonably related to the period in which the related residual interest is expected to generate taxable income or net loss to its holder. Under two safe harbor methods, inducement fees are included in income (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the applicable prepayment assumption. If the holder of a non-economic residual interest sells or otherwise disposes of the non-economic residual interest, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. Prospective purchasers of the REMIC Residual Certificates should consult with their tax advisors regarding the effect of these regulations.

     Mark-to-Market Rules. Prospective purchasers of a REMIC Residual
Certificate should be aware that the IRS has issued Mark-to-Market Regulations which provide that a REMIC Residual Certificate cannot be marked to market.

     Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the
REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on

                                      -97-

a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either:

     o   would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

     o   is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual
Certificates in their entirety and not to holders of the related REMIC Regular
Certificates.

     In the case of individuals or trusts, estates or other persons that compute their income in the same manner as individuals, who own an interest in a REMIC
Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries, e.g., a partnership, an S corporation or a grantor trust, such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the applicable amount will be reduced by the lesser of

     o   3% of the excess of the individual's adjusted gross income over the applicable amount or

     o   80% of the amount of itemized deductions otherwise allowable for the taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

The amount of additional taxable income recognized by REMIC Residual
Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders subject to the alternative minimum tax other than corporations may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Accordingly, investment in
REMIC Residual Certificates will in general not be suitable for individuals or for certain pass-through entities, such as partnerships and S corporations, that have individuals as partners or shareholders.

     Excess Inclusions. A portion of the income on a REMIC Residual Certificate, referred to in the Code as an "excess inclusion", for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion:

     o   may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder;

     o   will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual Certificateholder is
         a pension fund or any other organization that is subject to tax only on its unrelated business taxable income, as discussed under "--Tax-Exempt
         Investors" below; and

     o   is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor, as discussed under "--Residual Certificate Payments--Non-U.S. Persons"
         below.

     Except as discussed in the following paragraph, with respect to any REMIC
Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (1) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (2) the sum of the "daily accruals" for all days during the calendar quarter on which the
REMIC Residual Certificateholder holds a REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are

                                      -98-

determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued.
For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC
Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased--but not below zero--by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of the quarter. The
"federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC
Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder.
Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

     The Code provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder.
First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions.

     Payments. Any distribution made on a REMIC Residual Certificate to a REMIC
Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC
Residual Certificate.

     Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual
Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate except that the recognition of loss may be limited under the "wash sale" rules described in the next paragraph. A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of the REMIC Residual Certificate to the REMIC
Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate, and decreased -- but not below zero -- by the net losses that have been allowed as deductions to the REMIC Residual
Certificateholder with respect to the REMIC Residual Certificate and by the distributions received thereon by the REMIC Residual Certificateholder. In general, any the gain or loss will be capital gain or loss provided the REMIC
Residual Certificate is held as a capital asset. The capital gain or loss will generally be long-term capital gain or loss if the REMIC Residual Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited. However,
REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss. In addition, a transfer of a
REMIC Residual Certificate that is a "noneconomic residual interest" may be subject to different rules. See "--Tax Related Restrictions on Transfers of
REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" below.

     Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another
REMIC or similar interest in a "taxable mortgage pool", as defined in Code
Section 7701(i), during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC
Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

                                      -99-

PROHIBITED TRANSACTIONS AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means:

     o   the disposition of a mortgage loan or MBS,

     o   the receipt of income from a source other than a mortgage loan or MBS or certain other permitted investments,

     o   the receipt of compensation for services, or

     o   gain from the disposition of an asset purchased with the payments on the mortgage loans or MBS for temporary investment pending distribution on the certificates.

It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of the
Contributions Tax. No trust fund for any series of certificates will accept contributions that would subject it to such tax.

     In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificates arises out of or results from

     o   a breach of the related servicer's, trustee's or depositor's obligations, as the case may be, under the related Agreement for such series, such tax will be borne by such servicer, trustee or depositor, as the case may be, out of its own funds or

     o   Morgan Stanley Capital I Inc.'s obligation to repurchase a mortgage loan,

such tax will be borne by Morgan Stanley Capital I Inc.

     In the event that the servicer, trustee or depositor, as the case may be, fails to pay or is not required to pay any Prohibited Transactions Tax,
Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

LIQUIDATION AND TERMINATION

     If the REMIC adopts a plan of complete liquidation, within the meaning of
Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the
REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets other than cash within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of
Regular and REMIC Residual Certificates within the 90-day period.

     The REMIC will terminate shortly following the retirement of the REMIC
Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such
REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

                                     -100-

ADMINISTRATIVE MATTERS

     Solely for the purpose of the administrative provisions of the Code, the
REMIC generally will be treated as a partnership and the REMIC Residual
Certificateholders will be treated as the partners. In general, the holder of the largest percentage interest of a class of REMIC Residual Certificates will be the "tax matters person" of the related REMIC for purposes of representing
REMIC Residual Certificateholders in connection with any IRS proceeding.
However, the duties of the tax matters person will be delegated to the Trustee under the applicable Agreement. Certain tax information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual
Certificate on any day in the previous calendar quarter.

     Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC
Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Internal Revenue Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual
Certificate as a nominee for another person may be required to furnish the
REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

TAX-EXEMPT INVESTORS

     Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual
Certificate that is considered an excess inclusion. See "--Taxation of Owners of
REMIC Residual Certificates--Excess Inclusions" above.

RESIDUAL CERTIFICATE PAYMENTS--NON-U.S. PERSONS

     Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons
(see "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons"
above) are treated as interest for purposes of the 30%, or lower treaty rate,
United States withholding tax. Amounts distributed to holders of REMIC Residual
Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July
18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual
Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed, or when the REMIC Residual Certificate is disposed of, under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury
Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax, for example, where the REMIC Residual Certificates do not have significant value. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual
Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30%, or lower treaty rate, withholding will not apply. Instead, the amounts paid to such
non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual
Certificates, see "--Tax Related Restrictions on Transfers of REMIC Residual
Certificates" below.

     REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual
Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

                                     -101-

TAX RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

     Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (A) an amount, as determined under the REMIC Regulations, equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent, including a broker or other middleman, for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization"
means:

         (A)   the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing
               (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency);

         (B)   any organization, other than certain farmers' cooperatives, generally exempt from federal income taxes unless such
               organization is subject to the tax on "unrelated business taxable income"; and

         (C)   a rural electric or telephone cooperative.

     A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity, provided that all partners of an "electing large partnership" as defined in
Section 775 of the Code, are deemed to be disqualified organizations. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations.
The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a
"pass-through entity" means:

     o   a regulated investment company, real estate investment trust or common trust fund;

     o   a partnership, trust or estate; and

     o   certain cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. Electing large partnerships -- generally, non-service partnerships with 100 or more members electing to be subject to simplified IRS reporting provisions under Code sections 771 through 777 -- will be taxable on excess inclusion income as if all partners were disqualified organizations.

     In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives the following:

     o   an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual
         Certificate as a nominee or agent for a disqualified organization, and

     o   a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

                                     -102-

     Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual
Certificate to a U.S. Person unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A
Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate,
including a REMIC Residual Certificate with a positive value at issuance, unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

     o   the present value of the expected future distributions on the REMIC
         Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and

     o   the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if:

     (1) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor determined that the transferee had historically paid its debts as they came due and found no significant evidence that the transferee would not continue to pay its debts as they come due in the future;

     (2) the transferee represents to the transferor that (i) it understands that, as the holder of the Noneconomic REMIC Residual Certificate, the transferee may incur tax liabilities in excess of cash flows generated by the interest, (ii) that the transferee intends to pay taxes associated with holding the residual interest as they came due and
         (iii) that the transferee will not cause income with respect to the
         REMIC Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other person; and

     (3) the transfer is not a direct or indirect transfer to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) and either:

         (i)   the present value of the anticipated tax liabilities associated with holding the Noneconomic REMIC Residual Certificate does not exceed the sum of:

               o   the present value of any consideration given to the
                   transferee to acquire the Noneconomic REMIC Residual
                   Certificate,

               o   the present value of the expected future distributions on the
                   Noneconomic REMIC Residual Certificate and

               o   the present value of the anticipated tax savings associated with holding the Noneconomic REMIC Residual Certificate as the REMIC generates losses. For purposes of the computations under this "minimum transfer price" alternative, the
                   transferee is assumed to pay tax at the highest rate of tax specified in section 11(b)(1) of the Internal Revenue Code
                   (currently 35%) or, in certain circumstances, the alternative minimum tax rate. Further, present values generally are
                   computed using a discount rate equal to the short-term
                   Federal rate set forth in Section 1274(d) of the Internal
                   Revenue Code for the month of such transfer and the
                   compounding period used by the transferee; or

         (ii)  (a) at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the year of transfer, the transferee's gross assets for financial reporting purposes exceed
               $100 million and its net assets for financial reporting purposes exceed $10 million, (b) the transferee is an eligible corporation
               (as defined in Treasury regulation Section 1.860E-1(c)(6)(i))
               that makes a written agreement that any subsequent transfer of the interest will be to another eligible corporation in a
               transaction which will also satisfy clauses (1) and (2)

                                     -103-

               above and this clause (3)(ii) and (c) the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with the residual interest will not be paid. For purposes of clause
               (3)(ii)(c), if the amount of consideration paid in respect of the residual interest is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor is deemed to know that the transferee cannot or will not pay the taxes associated with the residual interest.

     If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual
Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

     Foreign Investors. The REMIC Regulations provide that the transfer of a
REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless the transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a
U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual
Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless the person provides the trustee with a duly completed IRS Form W-8ECI or applicable successor form adopted by the IRS for such purpose and the trustee consents to the transfer in writing.

     Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual
Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

     Reportable Transactions. Any holder of a certificate that reports any item or items of income, gain, expense, or loss in respect of a certificate for tax purposes in an amount that differs from the amount reported for book purposes by more than $10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the certificates.

                       STATE AND LOCAL TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal
Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the offered certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality.
Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     Title I of ERISA and Section 4975 of the Code impose restrictions on ERISA
Plans, certain other Plans and on persons who are parties in interest or disqualified persons with respect to ERISA Plans. Employee benefit plans, such as governmental plans and church plans (if no election has been made under
Section 410(d) of the Code), are not subject to the restrictions of ERISA.
However, such plans (collectively with ERISA Plans, "Plans") may be

                                     -104-

subject to other applicable federal, state or local law ("Similar Law")
materially similar to ERISA and the Code. Moreover, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan.

PROHIBITED TRANSACTIONS

   GENERAL

     Section 406 of ERISA prohibits parties in interest with respect to an ERISA
Plan from engaging in certain transactions involving the ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. In some cases, a civil penalty may be assessed on non-exempt prohibited transactions pursuant to Section 502(i) of ERISA. Section 4975 of the
Code imposes excise taxes on similar transactions between Plans subject thereto and disqualified persons with respect to such.

     The United States Department of Department of Labor has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and some other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the
Plan unless exceptions apply.

     Under the terms of the regulation, the trust fund may be deemed to hold plan assets by reason of a Plan's investment in a certificate; such plan assets would include an undivided interest in the mortgage loans and any other assets held by the trust fund. In such an event, Morgan Stanley Capital I Inc., the master servicer, any subservicer, the trustee, any insurer of the mortgage loans or MBS and other persons, in providing services with respect to the assets of the trust fund, may become fiduciaries subject to the fiduciary responsibility provisions of Title I of ERISA, or may otherwise become parties in interest or disqualified persons, with respect to such Plan. In addition, transactions involving such assets could constitute or result in prohibited transactions under Section 406 of ERISA or Section 4975 of the Code unless such transactions are subject to a statutory, regulatory or administrative exemption.

     The regulations contain a de minimis safe-harbor rule that exempts the assets of an entity from plan assets status as long as the aggregate equity investment in such entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own 25% or more of the value of any class of equity interest, excluding from the calculation, the value of equity interests held by persons who have discretionary authority or control with respect to the assets of the entity or held by affiliates of such persons. "Benefit plan investors" are defined as ERISA Plans as well as employee benefit plans not subject to Title I of ERISA, e.g., governmental plans and foreign plans and entities whose underlying assets include plan assets by reason of plan investment in such entities. To fit within the safe harbor benefit plan, investors must own less than 25% of each class of equity interests, regardless of the portion of total equity value represented by such class, on an ongoing basis.

   AVAILABILITY OF UNDERWRITER'S EXEMPTION FOR CERTIFICATES

     DOL has granted to Morgan Stanley & Co. Incorporated Prohibited Transaction
Exemption ("PTE") 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548
(1990), as amended by PTE 97-34, Exemption Application Nos. D-10245 and D-10246,
55 Fed. Reg. 39021 (1997), PTE 2000-58, Exemption Application No. D-10829, 65
Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67
Fed. Reg. 54487 (2002) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to:

     o   the acquisition, sale and holding by ERISA Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Morgan Stanley & Co.

                                     -105-

         Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and

     o   the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied.

     The Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the certificates or a transaction in connection with the servicing, operation and management of the trust fund may be eligible for exemptive relief thereunder:

     (1) The acquisition of the certificates by an ERISA Plan is on terms --
         including the price for such certificates--that are at least as favorable to the investing ERISA Plan as they would be in an arm's-length transaction with an unrelated party;

     (2) The certificates acquired by the ERISA Plan have received a rating at the time of the acquisition that is in one of the four highest generic rating categories from any of Fitch, Inc., Moody's Investors Service,
         Inc. and Standard & Poor's Ratings Services, a division of The
         McGraw-Hill Companies, Inc.;

     (3) The trustee is not an affiliate of any member of the Restricted Group other than an underwriter;

     (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates;
         the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the mortgage loans to the trust fund represents not more than the fair market value of the mortgage loans; the sum of all payments made to and retained by any servicer represent not more than reasonable compensation for the servicer's services under the
         Agreement and reimbursement of the servicer's reasonable expenses in connection therewith; and

     (5) The ERISA Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
         Securities and Exchange Commission under the Securities Act of 1933 as amended.

     The trust fund must also meet the following requirements:

     o   the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

     o   certificates evidencing interests in other investment pools must have been rated in one of the four highest rating categories of a Rating
         Agency for at least one year prior to the Plan's acquisition of the
         Securities; and

     o   certificates evidencing interests in other investment pools must have been purchased by investors other than ERISA Plans for at least one year prior to any ERISA Plan's acquisition of the Securities.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when any person who has discretionary authority or renders investment advice with respect to the investment of plan assets causes an ERISA Plan to acquire certificates in a trust fund, provided that, among other requirements:

     o   the person or its affiliate is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the trust fund;

     o   the Plan is not a plan with respect to which any member of the
         Restricted Group is the "plan sponsor" as defined in Section 3(16)(B)
         of ERISA;

     o   in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which ERISA Plans have invested is acquired by persons

                                     -106-

         independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group;

     o   an ERISA Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

     o   immediately after the acquisition, no more than twenty-five percent of the assets of any ERISA Plan with respect to which the person has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Exemption does not apply to ERISA Plans sponsored by the Restricted Group

     Before purchasing a certificate in reliance on the Exemption, a fiduciary of an ERISA Plan should itself confirm

     o   that the certificates constitute "securities" for purposes of the
         Exemption and

     o   that the general conditions and other requirements set forth in the
         Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA, the
Code and Similar Law to such investment. Among other things, before purchasing any certificates, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In this regard, purchasers that are insurance companies should determine the extent to which Prohibited Transaction Class Exemption 95-60 -- for certain transactions involving insurance company general accounts -- may be available.
The prospectus supplement with respect to a series of certificates may contain additional information regarding the application of any other exemption, with respect to the certificates offered by the related prospectus supplement.

                                LEGAL INVESTMENT

     If so specified in the prospectus supplement, certain classes of
Certificates will constitute "mortgage related securities" for purposes of the
Secondary Mortgage Market Enhancement Act of 1984, as amended. Generally, the only classes of Certificates which will qualify as "mortgage related securities"
will be those that (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those
Certificates not qualifying as "mortgage related securities" for purposes of
SMMEA ("Non-SMMEA Certificates") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such
Certificates, may be subject to significant interpretive uncertainties.
Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Those classes of Certificates qualifying as "mortgage related securities"
will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to

                                     -107-

Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, Certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a
Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of
Certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in
Certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell, or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the OCC has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12
C.F.R. ss. 1.2(m) to include certain "residential mortgage-related securities"
and "commercial mortgage-related securities." As so defined, "residential mortgage-related security" and "commercial mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any of the Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in
"mortgage related securities," other than stripped mortgage related securities
(unless the credit union complies with the requirements of 12 C.F.R. ss.
703.16(e) for investing in those securities), residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices;
however, credit unions approved for the NCUA's "investment pilot program" under
12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss.
742.4(b)(2). The OTS has issued Thrift Bulletin 13a (December 1, 1998),
"Management of Interest Rate Risk, Investment Securities, and Derivatives
Activities," and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex
Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the Certificates.

     All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and
End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal
Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Deposit
Insurance Corporation and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks
(including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of
SMMEA).

     Except as to the status of certain classes of the Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase Certificates under

                                     -108-

applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates constitute legal investments or are subject to investment, capital, or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                              PLAN OF DISTRIBUTION

     The offered certificates offered hereby and by the Supplements to this prospectus will be offered in series. The distribution of the certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related prospectus supplement, the offered certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Morgan Stanley & Co. Incorporated acting as underwriter with other underwriters, if any, named in the prospectus supplement. In such event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any offered certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to Morgan
Stanley Capital I Inc. In connection with the sale of offered certificates, underwriters may receive compensation from Morgan Stanley Capital I Inc. or from purchasers of offered certificates in the form of discounts, concessions or commissions. The prospectus supplement will describe any such compensation paid by Morgan Stanley Capital I Inc.

     Alternatively, the prospectus supplement may specify that offered certificates will be distributed by Morgan Stanley & Co. Incorporated acting as agent or in some cases as principal with respect to offered certificates that it has previously purchased or agreed to purchase. If Morgan Stanley & Co.
Incorporated acts as agent in the sale of offered certificates, Morgan Stanley &
Co. Incorporated will receive a selling commission with respect to such offered certificates, depending on market conditions, expressed as a percentage of the aggregate certificate Balance or Notional Amount of such offered certificates as of the Cut-off Date. The exact percentage for each series of certificates will be disclosed in the related prospectus supplement. To the extent that Morgan
Stanley & Co. Incorporated elects to purchase offered certificates as principal,
Morgan Stanley & Co. Incorporated may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between Morgan Stanley Capital I Inc. and purchasers of offered certificates of such series.

     Morgan Stanley Capital I Inc. will indemnify Morgan Stanley & Co.
Incorporated and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments
Morgan Stanley & Co. Incorporated and any underwriters may be required to make.

     In the ordinary course of business, Morgan Stanley & Co. Incorporated and
Morgan Stanley Capital I Inc. may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of
Morgan Stanley Capital I Inc.'s mortgage loans pending the sale of such mortgage loans or interests in the mortgage loans, including the certificates.

     Offered certificates will be sold primarily to institutional investors.
Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of offered certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If specified in the prospectus supplement relating to certificates of a particular series offered hereby, Morgan Stanley Capital I Inc., any affiliate thereof or any other person or persons specified in the prospectus supplement may purchase some or all of the certificates of any series from Morgan Stanley &
Co. Incorporated and any other underwriters thereof. This purchaser may thereafter from time to time offer and sell, pursuant to this prospectus and the related prospectus supplement, some or all of the certificates so purchased, directly, through one or more

                                     -109-

underwriters to be designated at the time of the offering of the certificates, through dealers acting as agent or principal or in such other manner as may be specified in the related prospectus supplement. The offering may be restricted in the manner specified in the prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. Any underwriters and dealers participating in the purchaser's offering of the certificates may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing the certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of the certificates may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale or such certificates by such dealer might be deemed to be underwriting discounts and commissions under the
Securities Act.

     All or part of any Class of certificates may be reacquired by Morgan
Stanley Capital I Inc. or acquired by an affiliate of Morgan Stanley Capital I
Inc. in a secondary market transaction or from an affiliate, including Morgan
Stanley & Co. Incorporated. Such certificates may then be included in a trust fund, the beneficial ownership of which will be evidenced by one or more classes of mortgage-backed certificates, including subsequent series of certificates offered pursuant to this prospectus and a prospectus supplement.

     As to each series of certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby.
Any non-investment-grade class may be initially retained by Morgan Stanley
Capital I Inc., and may be sold by Morgan Stanley Capital I Inc. at any time in private transactions.

                                  LEGAL MATTERS

     Certain legal matters in connection with the certificates, including certain federal income tax consequences, will be passed upon for Morgan Stanley
Capital I Inc. by Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP, or
Sidley, Austin, Brown & Wood LLP or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement.

                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of certificates and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates.
Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                     -110-

                    INCORPORATION OF INFORMATION BY REFERENCE

     Morgan Stanley Capital I Inc., as depositor, will file, or cause to be filed, with the Commission, the periodic reports and the Agreement with respect to each trust fund required under the Exchange Act and the rules and regulations of the Commission.

     All documents and reports filed, or caused to be filed, by Morgan Stanley
Capital I Inc. with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of an offering of certificates are incorporated in this prospectus by reference. Each person to whom this prospectus is delivered may obtain, without charge, from Morgan
Stanley Capital I Inc. a copy of any documents or reports relating to the certificates being offered. (Exhibits to those documents may only be obtained if they are specifically incorporated by reference in those documents.) Requests for this information should be directed in writing to Morgan Stanley Capital I
Inc., c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New
York, New York 10036, Attention: John E. Westerfield, or by telephone at (212)
761-4000. Morgan Stanley Capital I Inc. has determined that its financial statements are not material to the offering of any certificates.

     Morgan Stanley Capital I Inc. has filed with the Securities and Exchange
Commission a registration statement (of which this prospectus forms a part)
under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the accompanying prospectus supplement do not contain all of the information set forth in the registration statement. For further information regarding the documents referred to in this prospectus and the accompanying prospectus supplement, you should refer to the registration statement and the exhibits thereto. The registration statement and exhibits and the periodic reports and the Agreement can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its
Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549 or be
accessed at the internet site http://www.sec.gov maintained by the Commission.
Additional information regarding the Public Reference Room can be obtained by calling the Commission at 1-800-SEC-0330.

     If some or all of the mortgage loans owned by a trust fund are secured by an assignment of lessors' rights in one or more leases, rental payments due from the lessees may be a significant source (or even the sole source) of distributions on the certificates. In these circumstances, reference should be made to the related prospectus supplement for information concerning the lessees and whether any of those lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

                                     -111-

                                GLOSSARY OF TERMS

     The certificates will be issued pursuant to the Agreement. The following
Glossary of Terms is not complete. You should also refer to the prospectus supplement and the Agreement for additional or more complete definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Agreement (without exhibits and schedules).

     Unless the context requires otherwise, the definitions contained in this
Glossary of Terms apply only to this series of certificates.

     "Accrual Certificates" means certificates which provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series.

     "Accrued Certificate Interest" means, with respect to each class of certificates and each Distribution Date, other than certain classes of Stripped
Interest Certificates, the amount equal to the interest accrued for a specified period on the outstanding Certificate Balance immediately prior to the
Distribution Date, at the applicable pass-through rate, as described in
"Distributions of Interest on the Certificates" in this prospectus.

     "Agreement" means the Pooling Agreement or the Trust Agreement, as applicable.

     "Amortizable Bond Premium Regulations" means final regulations issued by the IRS which deal with the amortizable bond premium.

     "Assets" means the primary assets included in a trust fund.

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended
(Title 11 of the United States Code).

     "Book-Entry Certificates" means Certificates which are in book-entry form.

     "Cash Flow Agreements" means guaranteed investment contracts or other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates.

     "Cede" means Cede & Company.

     "CERCLA" means Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended.

     "Certificate Account" means one or more separate accounts for the collection of payments on the related assets.

     "Certificate Balance" equals the maximum amount that a holder of a certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust fund.

     "Certificate Owners" means, with respect to a book-entry certificate, the person who is the beneficial owner of such book-entry certificate, as may be reflected on the books of the clearing agency, or on the books of a Person maintaining an account with such clearing agency, directly or as an indirect participant, in accordance with the rules of such clearing agency.

     "Certificateholder" means, unless otherwise provided in the related prospectus supplement, Cede, as nominee of DTC.

     "Certificates" means any of the certificates issued, in one or more series, by Morgan Stanley Capital I Inc.

     "Closing Date" means the date the REMIC Regular Certificates were initially issued.

                                     -112-

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Loans" means the loans relating to the Commercial Properties.

     "Commercial Properties" means office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month (which is expressed on a per annum basis)
relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans.

     "Contributions Tax" means a tax on the trust fund equal to 100% of the value of the contributed property.

     "Credit Support" means subordination of one or more other classes of certificates in a series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof.

     "Crime Control Act" means the Comprehensive Crime Control Act of 1984.

     "Cut-off Date" means a day in the month of formation of the related trust fund, as defined in the prospectus supplement.

     "Debt Service Coverage Ratio" means, with respect to a mortgage loan at any given time, the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan.

     "Deferred Interest" means interest deferred by reason of negative amortization.

     "Definitive Certificate" means a fully registered physical certificate.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means the close of business on the date specified in the related prospectus supplement.

     "Disqualifying Condition" means a condition, existing as a result of, or arising from, the presence of Hazardous Materials on a mortgaged property, such that the mortgage loan secured by the affected mortgaged property would be ineligible, solely by reason of such condition, for purchase by FNMA under the relevant provisions of FNMA's Multifamily Seller/Servicer Guide in effect as of the date of initial issuance of the certificates of such series, including a condition that would constitute a material violation of applicable federal state or local law in effect as of their date of initial issuance of the certificates of such series.

     "Distribution Date" means each of the dates on which distributions to certificateholders are to be made.

     "DOL" means the United States Department of Department of Labor.

     "DTC" means the Depository Trust Company.

     "Due Period" means the period which will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date.

     "Environmental Hazard Condition" means any condition or circumstance that may give rise to an environmental claim.

     "Equity Participations" means provisions entitling the lender to a share of profits realized from the operation or disposition of a mortgaged property, as described in the related prospectus supplement.

                                     -113-

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plans" means retirement plans and other employee benefit plans subject to Title I of ERISA or Section 4975 of the Code.

     "Events of Default" means, with respect to the master servicer under the
Pooling Agreement, any one of the following events:

     o   any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     o   any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Pooling Agreement which continues unremedied for thirty days after written notice of such failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     o   any breach of a representation or warranty made by the master servicer under the Pooling Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     o   certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

     "Excess Servicing" means servicing fees in excess of reasonable servicing fees.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FNMA" means the Federal National Mortgage Association.

     "Government Securities" means direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are:

     (a) interest-bearing securities;

     (b) non-interest-bearing securities;

     (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed; or

     (d) interest-bearing securities from which the right to payment of principal has been removed.

     "Index" means the source for determination of an interest rate, to be defined, if applicable, in the related prospectus supplement.

     "Indirect Participants" means entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a
Participant, either directly or indirectly.

     "Insurance Proceeds" means proceeds of rental interruption policies, if any, insuring against losses arising from the failure of lessees under a lease to make timely rental payments because of casualty events.

     "IRS" means the Internal Revenue Service.

     "Liquidation Proceeds" means all other amounts received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund, by foreclosure or otherwise.

                                     -114-

     "Lockout Date" means the expiration of the Lockout Period.

     "Lockout Period" means a period during which prepayments on a mortgage loan are prohibited.

     "Market-to-Market Regulations" means the finalized IRS regulations which provide that a REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market.

     "Master Servicer" means an entity as named in the prospectus supplement.

     "MBS" means mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities.

     "MBS Agreement" means any participation and servicing agreement, pooling agreement, trust agreement, an indenture or similar agreement with respect to the MBS.

     "Mortgage" means a mortgage, deed of trust or other similar security instrument.

     "Mortgage Loans" means the multifamily mortgage loans or the commercial mortgage loans or both included in a trust fund. As used in this prospectus, mortgage loans refers to both whole mortgage loans and mortgage loans underlying
MBS.

     "Mortgage Note" means a promissory note evidencing a respective mortgage loan.

     "Mortgage Rate" means the interest rate for a mortgage loan which provides for no accrual of interest or for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified on the related mortgage note, in each case as described in the related prospectus supplement.

     "Multifamily Loans" means the loans relating to the Multifamily Properties.

     "Multifamily Properties" means residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings.

     "NCUA" means the National Credit Union Administration.

     "Net Operating Income" means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     "Nonrecoverable Advance" means an advance that is not ultimately recoverable from Related Proceeds or from collections on other assets otherwise distributable on Subordinate Certificates.

     "Non-SMMEA Certificates" means Certificates not qualifying as "mortgage related securities" for purposes of SMMEA.

     "OCC" means the Office of the Comptroller of the Currency.

     "OID" means original issue discount.

     "OID Regulations" means the special rules of the Code relating to OID
(currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued thereunder.

     "OTS" means the Office of Thrift Supervision.

                                     -115-

     "Participants" means the participating organizations of DTC.

     "Pass-Through Rate" means the fixed, variable or adjustable rate per annum at which any class of certificates accrues interest.

     "Payment Lag Certificates" means the REMIC Regular Certificates that provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each Distribution
Date.

     "Permitted Investments" means United States government securities and other investment grade obligations specified in the Pooling Agreement.

     "Plans" means ERISA Plans and other plans subject to applicable federal, state or local law materially similar to Title I of ERISA or Section 4975 of the
Code.

     "Pooling Agreement" means the Agreement under which certificates of a series evidencing interests in a trust fund including Whole Loans will be issued.

     "Pre-Issuance Accrued Interest" means interest that has accrued prior to the issue date.

     "Prepayment Assumption" means the original yield to maturity of the grantor trust certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the grantor trust certificates.

     "Prepayment Premium" means with respect to any Distribution Date, the aggregate of all Yield Maintenance Payments, or Percentage Premiums, if any,
received during the related Collection Period in connection with Principal
Prepayments.

     "Prohibited Transactions Tax" means the tax the Code imposes on REMICs equal to 100% of the net income derived from "prohibited transactions."

     "Purchase Price" means, with respect to any Whole Loan and to the extent set forth in the related prospectus supplement, the amount that is equal to the sum of the unpaid principal balance, plus unpaid accrued interest at the mortgage rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the master servicer.

     "Rating Agency" means any of Fitch Ratings, Moody's Investors Service, Inc.
and Standard & Poor's Ratings Services.

     "RCRA" means the Resource Conservation and Recovery Act.

     "Record Date" means the last business day of the month immediately preceding the month in which the Distribution Date for a class of certificates occurs.

     "Refinance Loans" means mortgage loans made to refinance existing loans.

     "Related Proceeds" means related recoveries on the mortgage loans, including amounts received under any form of Credit Support, for which advances were made.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

     "REMIC Certificates" means a certificate issued by a trust fund relating to a series of certificate where an election is made to treat the trust fund as a
REMIC.

     "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986,
as amended from time to time, and related provisions, and regulations (including any proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "REMIC Regular Certificates" means REMIC Certificates issued by the trust fund that qualify as REMIC Certificates and are considered to be regular interests.

                                     -116-

     "REMIC Regular Certificateholders" means holders of REMIC Regular
Certificates.

     "REMIC Regulations" means the REMIC regulations promulgated by the Treasury
Department.

     "REMIC Residual Certificates" means the sole class of residual interests in the REMIC.

     "REMIC Residual Certificateholders" means holders of REMIC Regular
Certificates.

     "REO Extension" means the extension of time the IRS grants to sell the mortgaged property.

     "REO Tax" means a tax on "net income from foreclosure property," within the meaning of Section 857(b)(4)(B) of the Code.

     "Restricted Group" means the Seller, depositor, any underwriter, any servicer, the trustee, any insurer of the mortgage loans or MBS, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any of their respective affiliates.

     "Retained Interest" means an interest in an asset which represents a specified portion of the interest payable. The Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

     "RICO" means the Racketeer Influenced and Corrupt Organizations statute.

     "Senior Certificates" means certificates which are senior to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Servicing Standard" means:

         A.    the standard for servicing the servicer must follow as defined by the terms of the related Pooling Agreement and any related hazard, business interruption, rental interruption or general liability insurance policy or instrument of Credit Support included in the related trust fund as described in this
               prospectus under "Description of Credit Support" and in the prospectus supplement;

         B.    applicable law; and

         C.    the general servicing standard specified in the related
               prospectus supplement or, if no such standard is so specified, its normal servicing practices.

     "Similar Law" means any federal, state or local law materially similar to
Title I of ERISA or Section 4975 of the Code.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

     "SMMEA Certificates" means "mortgage related securities" for purposes of
SMMEA.

     "Special Servicer" means an entity as named in the prospectus supplement.

     "Stripped ARM Obligations" means OID on grantor trust certificates attributable to adjustable rate loans

     "Stripped Bond Certificates" means a class of grantor trust certificates that represents the right to principal and interest, or principal only, on all or a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Coupon Certificates" means a class of grantor trust certificates that represents the right to some or all of the interest on a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Interest Certificates" means certificates which are entitled to interest distributions with disproportionately low, nominal or no principal distributions.

                                     -117-

     "Stripped Principal Certificates" means certificates which are entitled to principal distributions with disproportionately low, nominal or no interest distributions.

     "Subordinate Certificates" means certificates which are subordinate to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Subservicer" means third-party servicers.

     "Subservicing Agreement" means a sub-servicing agreement between a master servicer and a Subservicer.

     "Super-Premium Certificates" means certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances.

     "Title V" means Title V of the depository Institutions Deregulation and
Monetary Control Act of 1980.

     "Trust Agreement" means the Agreement under certificates of a series evidencing interests in a trust fund not including Whole Loans will be issued.

     "Trust Fund" means the trust fund created by the Agreement consisting primarily of:

     o   Mortgage Loans

     o   MBS

     o   direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are (a) interest-bearing securities,
         (b) non-interest-bearing securities, (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d) government securities, or

     o   a combination of mortgage loans, MBS and government securities.

     "Underlying MBS" means any mortgage participations, pass-through certificates or other asset-backed certificates in which an MBS evidences an interest or which secure an MBS.

     "Underlying Mortgage Loans" means the mortgage loans that secure, or the interests in which are evidenced by, MBS.

     "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), an estate the income of which from sources outside the United States is included in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. In addition, certain trusts treated as U.S. Persons before August 20, 1996 may elect to continue to be so treated to the extent provided in regulations.

     "Value" means,

     (a) with respect to any mortgaged property other than a mortgaged property securing a Refinance Loan, generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan, and

     o   the sales price for that property; and

                                     -118-

     (b) with respect to any Refinance Loan, unless otherwise specified in the related prospectus supplement, the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan.

     "Warranting Party" means the person making representations and warranties.

     "Whole Loans" means the mortgage loans that are not Underlying Mortgage
Loans.

                                     -119-

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